UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08690

MassMutual Premier Funds
(Exact name of registrant as specified in charter)

1295 State Street, Springfield, MA 01111
(Address of principal executive offices)		(Zip code)
Eric Wietsma
1295 State Street, Springfield, MA 01111
(Name and address of agent for service)

Registrant's telephone number, including area code:		413-788-8411

Date of fiscal year end:	10/31/08

Date of reporting period:	10/31/08

Item 1. Reports to Stockholders.

MassMutual
Premier Funds

Annual Report

If you wish to STOP receiving this document
in paper form, sign up for e-delivery today.
Log on to www.massmutual.com/retire.

October 31, 2008

| insure | invest | retire |

We’ll help you get there.SM	Retirement Services

This material must be preceded or accompanied by a current prospectus for the MassMutual Premier Funds. Investors should consider a Fund’s investment objective, risks and charges and expenses carefully before investing. This and other information about the investment company is available in the prospectus. Read it carefully before investing.

[THIS PAGE INTENTIONALLY LEFT BLANK]

MassMutual Premier Funds – Letter to Shareholders

October 31, 2008

To Our Shareholders

Eric Wietsma

While today’s difficult economic environment has spared virtually no one, one important truth remains: It is no less important today to plan for retirement than it was a year ago. In fact, perhaps today, it is more important than ever.

Unprecedented market conditions challenge investors; maintaining proper perspective paramount

I am pleased to present you with the MassMutual Premier Funds Annual Report, covering the one-year period ended October 31, 2008. Over the past year financial markets and economies worldwide have experienced a wide array of challenges – the consequences of which are still coming to light. While today’s difficult economic environment has spared virtually no one, one important truth remains: It is no less important today to plan for retirement than it was a year ago. In fact, perhaps today, it is more important than ever.

What you can do today to help yourself stay on track for a better tomorrow

One of the most important things you can do as a retirement investor is to regularly evaluate your total investment portfolio to ensure that it is properly aligned relative to your investment time horizon and your tolerance for risk. If you work with a financial professional, this could be an ideal time to contact him or her for help in making this evaluation. Together, you can determine whether or not your current portfolio is on track to help you reach your long-term investment objectives – and make any adjustments you decide are necessary.

Following are some important considerations for retirement investors in these uncertain times:

•

Stay calm. Despite the occasional slumps through economic cycles, historical data shows that U.S. equity markets have recovered and surpassed their historical levels. Past rallies have, at times, coincided with bad news and pessimistic sentiment, which is part of the reason why it is nearly impossible to time the equity markets. Getting out of the market as an emotional response puts you at risk of missing a potential upturn.

•

Maintain a long-term perspective. Stocks can jump rapidly following a bear market. While a down market may last for several months, the largest gains from a recovery may occur swiftly. The appropriate investment strategy should be developed based on individual risk tolerance and long-term goals, not the latest headlines. Investors who act in tandem with their long-term strategy increase the chances that they will be well positioned for many of the twists that the markets put in their path.

•

Buying opportunities exist. Today, there is a great deal of volatility in the equity and fixed-income markets. As prices become undervalued due to investor pessimism, investment opportunities may present themselves. The potential to find attractive buying opportunities may be improved by price moves that reflect investor emotion rather than underlying asset value.

•

Dollar-cost-averaging may help investors in volatile markets. Making investments at regular intervals, regardless of market conditions, can help you to take advantage of market swings by buying more shares or units when prices are down, and fewer shares or units when prices are up.

MassMutual focuses on the long term and encourages you to do the same. As a reminder, the financial markets, like our economy, have always been cyclical, but have shown a long-term trend of advancement. In any market environment, MassMutual’s view is that investors are best served by resisting the temptation to time the market; staying diversified; keeping a long-term focus; and

(Continued)

MassMutual Premier Funds – Letter to Shareholders (Continued)

maintaining a financial plan that is in line with their retirement goals, needs and risk tolerance. Thank you for your continued confidence and trust in MassMutual.

Sincerely,

Eric Wietsma
President

The information provided is the opinion of MassMutual Retirement Services Investment Services as of 11/1/08 and is subject to change without notice. It is not to be construed as tax, legal or investment advice. Of course, past performance does not guarantee future results.

MassMutual Premier Funds – Economic and Market Review

October 31, 2008

Financial markets experience grave challenges; government intervention seeks to bolster economies worldwide

During the one-year period ended October 31, 2008, the investment markets faced a wide array of challenges. As the time period covered by this report began on November 1, 2007, U.S. markets were already being severely hampered by the the subprime mortgage crisis, the weak U.S. housing market and high commodity prices, particularly energy. All of these problems continued to serve as a drag on the economy – and eventually created issues for Americans across the socioeconomic spectrum. A series of key market events ultimately triggered aggressive intervention from the U.S. Government, which sought to prevent additional negative economic consequences in both the U.S. and throughout the world. During this time frame, we witnessed the failures (or takeovers) of major American financial institutions, including Bear Stearns, IndyMac Bancorp, Fannie Mae, Freddie Mac, AIG, Merrill Lynch, Lehman Brothers, Washington Mutual and Wachovia.

Market performance

For the 12 months ended October 31, 2008, bonds outperformed equities substantially in an environment of exceptional market volatility. The Dow Jones Industrial AverageSM (the “Dow”), a widely used measure of blue-chip stock performance, lost 33.06%. Also posting a significant loss was the S&P 500® Index (the “S&P 500”), a measure of U.S. large-cap stock performance, which fell 36.10%. Small-cap and technology stocks did not escape the loss column for the full year, either. The small-cap Russell 2000® Index posted a loss of 34.16%. Similarly, the widely recognized barometer for technology stocks, the NASDAQ Composite® Index (“NASDAQ”), gave back 39.81% of its value. But the greatest decline in the U.S. equity market came from mid-cap growth stocks, as measured by the Russell Midcap® Growth Index, which lost 42.65%. Turning to the worldwide equity markets, the greatest laggard was the Morgan Stanley Capital International Europe, Australasia, Far East Index (“MSCI® EAFE®”), a benchmark for foreign stocks in developed markets, with its 46.62% loss.*

Investments in the fixed-income markets outperformed their equity counterparts during the fiscal year. The clear winner in the fixed-income arena was the Lehman Brothers® 1-3 Year Government Bond Index, which measures the performance of U.S. government bonds with one to three years remaining to the scheduled payment of principal. It advanced 6.26%. Other closely watched benchmarks in the fixed-income market also advanced for the full-year period: The Lehman Brothers Aggregate Bond Index, a broad measure of the U.S. investment-grade bond markets, gained 0.31%. Treasury bills also advanced, as measured by the Salomon Smith Barney 3-Month Treasury Bill Index, which returned 2.30%. Even the worst fixed-income performer, the Lehman Brothers U.S. Corporate High Yield Index – which measures the performance of fixed rate, non-investment-grade debt – outperformed most equities, with its -25.81% return.*

The progression of a crisis

By November 2007, the subprime mortgage situation had already developed from a major concern into a full-blown crisis. There had been speculation for some time prior to this period that many recently issued subprime mortgages, with their low initial interest rates scheduled to reset at much higher levels – potentially raising payments on those mortgages by hundreds of dollars per month – were a potential threat to borrowers and, by extension, for those who invested in securities backed by those loans. The dangers of subprime borrowing didn’t seem to grab investors’ attention, however, until the situation got bad enough to damage the earnings of some of Wall Street’s largest and strongest blue-chip financial companies. Large writedowns (the reduction of the book value of an asset because it is overvalued compared to the current market value) and earnings disappointments became commonplace. Headlines announced departures of well-known senior and top executives from some of Wall Street’s giants in the wake of the ever-growing impact of the subprime situation. Fourth-quarter profit projections for S&P 500 companies as a group swung from an 11.5% gain at the beginning of October to a 6.1% drop as of December 31, 2007, mainly due to the deteriorating environment in the financials sector. This movement represented the largest quarterly shift since 1999, according to Reuters Estimates. A weak U.S. dollar somewhat dampened the slowdown in international stocks, which was already underway as 2007 drew to a close.

* Indexes are unmanaged, do not incur fees or expenses and cannot be purchased directly for investment.

MassMutual Premier Funds – Economic and Market Review (Continued)

Market conditions lead to government intervention in the first quarter of 2008

In early 2008, U.S. and international stocks struggled and higher-quality bonds advanced, benefiting from concerned investors’ preference for lower-risk investments. While the MSCI EAFE was weaker than the S&P 500 in local currency terms, a weak U.S. dollar boosted the former’s dollar-based value. As conditions in the financial markets deteriorated, the Federal Reserve (“Fed”) responded to the burgeoning economic crisis during the first quarter of 2008 by dramatically stepping up the pace at which Fed officials lowered short-term interest rates. After federal funds rate reductions of only 0.25% in October and December 2007, the Fed responded to January’s falling stock market with an unscheduled 0.75% reduction on January 22, 2008 – with another 0.50% cut at the end of the month. A weakening labor market and softening consumer spending, together with ongoing crisis conditions in the financials sector, prompted the Fed to make another 0.75% cut in March. In addition, in a major departure from previous Fed policy, the central bank announced that it was permitting investment banks to borrow directly from it, a privilege formerly reserved for commercial banks. This change of policy provides a source of short-term funds that can be accessed at the current discount rate (the interest rate that regional Fed banks charge banks and other financial institutions when they borrow funds on a short-term basis).

The Fed’s most controversial move during the first quarter was its involvement in the takeover of Bear Stearns, the nation’s fifth-largest investment bank, by JPMorgan Chase. As its customers withdrew funds at an accelerating pace and lenders pulled back on financing, Bear Stearns found itself in critical condition by mid-March. The Federal Reserve Bank of New York subsequently agreed to cover up to $29 billion in losses if Bear Stearns’ assets should go bad, with JPMorgan Chase covering the first $1 billion, a move that proved to foretell of a new era in U.S. Government economic intervention. On March 31, 2008, Treasury Secretary Henry Paulson unveiled a plan to revamp the federal government’s oversight of the U.S. financial markets.

Second quarter 2008: the challenges continue

In the second quarter of 2008, many sectors of both the stock and bond markets declined, as surging energy prices, which created a stiff headwind for the auto and airline industries, continued to challenge the American consumer. The surprising strength of the U.S. dollar during the quarter muted the returns of the MSCI EAFE, which nevertheless outperformed both the Dow and the S&P 500 for the three-month period. Crude oil touched $140 a barrel by the end of June, pushing the average price of a gallon of regular gasoline at the pump to more than $4.00. The May employment report unnerved investors, as the nation’s unemployment rate rose from 5.0% to 5.5% and fueled concerns that the U.S. economy might enter a recession after all. Also weighing on investor sentiment in June was a worsening inflation picture. Elsewhere, home prices continued their decline. All of these factors led to slumping consumer confidence. On a brighter note, the U.S. dollar, which had been struggling against major currencies for quite some time, showed renewed strength.

Government intervention accelerates in the third quarter of 2008

Investors had hoped that the March 2008 takeover of Bear Stearns by JPMorgan Chase marked the turning point of the crisis in the financials sector. However, an extraordinary – and seemingly relentless – series of events in the third quarter of 2008 sent investors reeling and consequently, put downward pressure on stock prices:

•	July 11: Federal regulators seized IndyMac Bank;

•	Sept. 7: The U.S. Government rescued government-sponsored entities Fannie Mae and Freddie Mac;

•	Sept. 14: Brokerage and investment bank Merrill Lynch arranged to be bought by Bank of America;

•	Sept. 15: Lehman Brothers, the fourth-largest U.S. investment bank, filed for Chapter 11 bankruptcy protection in the largest corporate bankruptcy filing ever in the United States;

•

Sept. 16: Insurer American International Group (“AIG”) received an emergency, U.S. Government-underwritten $85 billion loan after its stock plunged and its debt was downgraded by all three major credit-rating agencies;

•	Sept. 19: U.S. Treasury Secretary Paulson unveiled a sweeping $700 billion proposal to purchase hard-to-sell mortgage assets from banks;

•

Sept. 21: Federal regulators agreed to allow the last two surviving U.S. investment banks, Goldman Sachs and Morgan Stanley, to become bank holding companies, in a move intended to help these banks survive the financial crisis and give them easier access to credit;

MassMutual Premier Funds – Economic and Market Review (Continued)

•	Sept. 25: Savings and loan Washington Mutual was seized by federal regulators, and its loan portfolio and retail branches were sold to JPMorgan Chase;

•

Sept. 29: Citigroup agreed to acquire the banking assets of Wachovia, the nation’s fourth-largest bank, in a deal that excluded Wachovia’s brokerage and asset management businesses (The agreement never came to fruition. In the first week of October, Wells Fargo upended the Citigroup deal with one that included the purchase of all of Wachovia, including the firm’s banking, retail brokerage, asset management, insurance and retirement services businesses.); and

•	Also on Sept. 29, the U.S. House of Representatives defeated the Bush administration’s economic rescue plan, sending stocks sharply lower.

During the third quarter of 2008, the Dow returned -4.40%; the S&P 500 lost 8.36%. Foreign equities struggled against slumping economic activity abroad and a sharp rally in the U.S. dollar, resulting in a decline of 20.56% for the MSCI EAFE.

October 2008: U.S. Government bailout passes; countries worldwide unite for a common cause

In early October, the U.S. House of Representatives followed the action taken by the U.S. Senate and passed the Emergency Economic Stabilization Act of 2008 (EESA), an expanded version of the rescue plan that had been on the table since September 19. President Bush signed it into law the same day. EESA also authorized the Troubled Asset Relief Program (TARP), which was originally designed to buy primarily mortgage loans and mortgage-backed securities – thus helping to stabilize bank balance sheets. The new law also has provisions to help families avoid foreclosure. As we were preparing this report, U.S. Treasury Secretary Paulson indicated that TARP assets could be used in other ways other than buying troubled securities to inject liquidity into the financial system.

Despite the unprecedented action taken by the U.S. Government, the global economy experienced a shock of historic proportions in October 2008. The month began with the stark realization that the financial system faced the prospect of seizing up unless government intervention arrived promptly and with force. Governments worldwide worked together to enact a series of interventions intended to unfreeze credit markets and allow the lifeblood of the economy – available capital – to flow across the globe. Panic gripped many investor segments, as they reacted to falling asset prices and mounting evidence that economic activity had dramatically down-shifted away from growth. In this environment, prices for all but the highest-quality assets fell dramatically, with U.S. Treasury securities being among the few winners. Global stock prices fell sharply and international economic activity showed signs of slowing, as the MSCI EAFE trailed both the Dow and the S&P 500 for the month of October. Currencies saw wild gyrations, but one bright spot was that commodity prices – particularly oil – fell dramatically.

The 12-month period covered by this report ended with some sobering news on the economy and the embattled U.S. consumer. The initial estimate of third quarter GDP came in at -0.3%. The Conference Board’s Consumer Confidence Index plummeted to its lowest reading since the survey’s launch in 1967. The international central banking community scrambled to work with a multitude of nations ranging from Iceland to South Korea, as they experienced severe liquidity problems and scrambled to find the currency necessary for their economies to function. Despite October’s overall declines, the week ended October 31 showed short-term credit markets gradually beginning to thaw. The Dow increased by 11.31%, in one of the largest weekly gains in its history. In addition, the S&P 500 had its biggest weekly advance since 1974; most other major indexes also experienced substantial advances for the week. These were the first indications that the early steps towards a resolution to the crisis could be taking hold.

The information provided is the opinion of MassMutual Retirement Services Investment Services as of 11/1/08 and is subject to change without notice. It is not to be construed as tax, legal or investment advice. Of course, past performance does not guarantee future results.

MassMutual Premier Money Market Fund – Portfolio Manager Report

What is the investment objective of MassMutual Premier Money Market Fund – and who is the Fund’s sub-adviser?

This Fund seeks to maximize current income to the extent consistent with liquidity and the preservation of capital by investing in a diversified portfolio of money market instruments. The Fund’s sub-adviser is Babson Capital Management LLC (Babson Capital).

How did the Fund perform during the 12 months ended October 31, 2008?	The Fund’s Class S shares returned 2.64%, outperforming the 2.30% return of the Salomon Smith Barney 3-Month Treasury Bill Index.

What factors contributed to the Fund’s performance?	For a discussion on the economic and market environment during the 12-month period ended October 31, 2008, please see the Economic and Market Review, beginning on page 3.

The Fund performed well during an extremely volatile year. The one-year period ended October 31, 2008 was punctuated by the introduction of a multitude of U.S. Government programs that attempted to stabilize financial markets. The short-term markets were directly impacted by three specific events: the implementation of the U.S. Treasury Temporary Guarantee Program for Money Market Funds; the creation by the Federal Reserve (“Fed”) of a fund to backstop the U.S. commercial paper market; and a new Temporary Liquidity Guarantee Program, issued by the Federal Deposit Insurance Corporation (the “FDIC”).

These programs primarily targeted the short-term commercial paper markets, which represent the portfolio’s major investment allocation. The first program allowed money market funds to protect the $1.00 net asset value for certain shareholders as of September 19, 2008. The second program provides Tier 1 commercial paper issuers with the ability to directly issue debt notes to the Fed with a duration of three months. (Commercial paper is the commonly used name for short-term unsecured promissory notes sold by banks and corporations to meet short-term debt obligations.) In issuing the third program, the FDIC boosted its insurance ceiling on bank deposits from $100,000 to $250,000.

From a portfolio management perspective, the volatility of the markets drove us to maintain the weighted average days to maturity of the portfolio in a duration that was shorter than normal due to our desire to maintain a high level of liquidity. The overall quality of the portfolio remained invested in Tier 1 (i.e., high-quality) assets. We maintained an investment strategy of being well diversified across industries and companies.

Our allocation to U.S. Treasuries throughout the year varied from levels typical for the portfolio to being slightly underweight. Yields on these instruments declined dramatically during the reporting period, as investors sought safety in U.S. Government securities. Bond prices move in the opposite direction to interest rates (or yields); when yields fall, the prices of existing bonds rise – and vice versa.

The corporate bonds in the Fund’s portfolio remained well diversified and represented high-quality portfolio holdings. Fortunately, we had avoided investments in headline-generating names, such as Bear Stearns and Lehman Brothers. The portfolio also benefited by avoiding auction rate securities, which also experienced negative press during the year. With all of the volatility and headline risk in the markets, some money market funds failed to maintain a $1.00 per share net asset value (an occurrence commonly referred to in the investment world as “breaking the buck”). Premier Money Market Fund, on the other hand, was able to maintain its $1.00 per share net asset value throughout the year.

What is your outlook?

We continue to maintain a defensive posture with respect to portfolio positioning and trading. The objective for the future is to continue purchasing high-quality instruments and to remain well diversified across industries and credits as the economic picture weakens.

MassMutual Premier Money Market Fund – Portfolio Manager Report (Continued)

Portfolio trading activity remains focused on searching for opportunities to reduce risk while finding attractive investments within the current illiquid market environment. We will continue to watch closely to see if the U.S. Government programs have the intended positive effect in the markets in which this Fund participates.

MassMutual Premier Money Market Fund Asset Allocation (% of Net Assets) on 10/31/08

Commercial Paper	90.1%
Discount Notes	10.3%
U.S. Treasury Bills	0.3%

Total Short-Term Investments	100.7%
Other Assets and Liabilities	(0.7)%

100.0%

MassMutual Premier Money Market Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Money Market Fund Class S, Class A, Class Y and Salomon Smith Barney 3-Month Treasury Bill Index.

TOTAL RETURN

	One Year 11/1/07 - 10/31/08	Five Year Average Annual 11/1/03 - 10/31/08	Ten Year Average Annual 11/1/98 - 10/31/08
Class S	2.64%	3.01%	3.34%
Class A	2.33%	2.67%	2.91%
Class Y	2.54%	2.90%	3.25%

Salomon Smith Barney 3-Month Treasury Bill Index	2.30%	3.10%	3.36%

Hypothetical Investments in MassMutual Premier Money Market Fund Class L and Salomon Smith Barney 3-Month Treasury Bill Index.

TOTAL RETURN

	One Year 11/1/07 - 10/31/08	Five Year Average Annual 11/1/03 - 10/31/08	Since Inception Average Annual 5/3/99 - 10/31/08
Class L	2.57%	2.91%	3.09%

Salomon Smith Barney 3-Month Treasury Bill Index	2.30%	3.10%	3.30%

GROWTH OF $10,000 INVESTMENT FOR THE PAST TEN YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Salomon Smith Barney 3-Month Treasury Bill Index is unmanaged, does not incur expenses and cannot be purchased directly by investors. Treasury Bills are backed by the U.S. Government and offer a fixed rate of return, while the Fund’s shares are not guaranteed. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

An investment in the MassMutual Premier Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

MassMutual Premier Short-Duration Bond Fund – Portfolio Manager Report

What is the investment objective of MassMutual Premier Short-Duration Bond Fund – and who is the Fund’s sub-adviser?

This Fund seeks to achieve a high total rate of return primarily from current income while minimizing fluctuations in capital values by investing primarily in a diversified portfolio of short-term investment-grade fixed-income securities. The Fund’s sub-adviser is Babson Capital Management LLC (Babson Capital).

How did the Fund perform during the 12 months ended October 31, 2008?

The Fund’s Class S shares returned -1.23%, lagging the 6.26% return of the Lehman Brothers® 1-3 Year Government Bond Index, an unmanaged index of U.S. government bonds with one to three years remaining to the scheduled payment of principal.

What factors contributed to the Fund’s performance?	For a discussion on the economic and market environment during the 12-month period ended October 31, 2008, please see the Economic and Market Review, beginning on page 3.

The Fund includes a diversified set of sectors, including government, corporate, agency and high-yield securities with a 0- to 3-year weighted average portfolio duration band. Duration is a measure of a bond fund’s sensitivity to interest rates, with each year of duration generally indicating greater vulnerability to interest rate movements. Portfolio allocations to corporate and high-yield bonds were a contributing factor to underperformance versus the pure government index, the benchmark.

The primary detractor from performance during the one-year period ended October 31, 2008 was the portfolio’s corporate bond exposure, particularly in the financials sector. Conversely, a positive contributor to the Fund’s results was the portfolio’s allocation to mortgage-backed securities (“MBS”), where we took advantage of agency volatility by adding to the portfolio’s position during periods of weakness.

U.S. Treasuries performed extremely well as a “flight to quality” took place. Consequently, our underweight in the government sector, relative to the benchmark, was a drag on overall performance. Also magnifying the Fund’s underperformance was the fact that the Fund’s portfolio had virtually no U.S. Treasury holdings and correspondingly higher exposure to other fixed-income sectors, such as MBS and corporate bonds. Since these sectors trailed the strong-performing U.S. Treasury securities, this lag was reflected in the performance of the Fund relative to the benchmark.

We extended the portfolio’s duration as the Treasury yield curve steepened during the past year, in a move that ultimately had a positive effect on performance. The yield curve is a graphical representation of bond yields ranging from very short maturities to the longest available, with the curve indicating whether short-term rates are higher or lower than long-term rates. In a steepening yield curve, long-term rates are rising faster than short-term rates

What is your outlook?

We continue to maintain a defensive posture with respect to portfolio positioning and trading. The Fund currently has a good portion of agency mortgage-backed securities. In addition to being high quality, these securities also provide a measure of liquidity enhancement to the portfolio, since MBS continue to trade quite well in comparison to some other sectors.

We believe that U.S. Treasuries will exhibit weak performance over the next few years – since a massive budget deficit needs to be financed to support the war, fund the financial market bailout and supply fiscal stimulus through increased spending and reduced taxes.

Portfolio trading activity remains focused on searching for opportunities to reduce exposure to weaker-quality corporate bond issuers, whether in the high-yield or high-grade sectors. Prospects for lower corporate earnings and higher default rates – both of which are generally expected to occur in the near term – will likely continue to weigh heavily on marginal companies. On the other hand, we believe that moving up in quality to strong issuers at these historically cheap valuations has the potential, over time, to be a wise strategy.

MassMutual Premier Short-Duration Bond Fund – Portfolio Manager Report (Continued)

MassMutual Premier Short-Duration Bond Fund Quality Structure (% of Net Assets) on 10/31/08

U.S. Government, Aaa/AAA	48.1%
Aa/AA	2.8%
A/A	5.7%
Baa/BBB	8.8%
Ba/BB	2.0%
B and Below	0.3%
Equities	0.1%

Total Long-Term Investments	67.8%
Short-Term Investments and Other Assets and Liabilities	32.2%

100.0%

MassMutual Premier Short-Duration Bond Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

 Hypothetical Investments in MassMutual Premier Short-Duration Bond Fund Class Y, Class A, Class A (sales load deducted), Class S and the Lehman Brothers 1-3 Year Government Bond Index.

TOTAL RETURN

	One Year 11/1/07 - 10/31/08	Five Year Average Annual 11/1/03 - 10/31/08	Ten Year Average Annual 11/1/98 - 10/31/08
Class Y	-1.29%	2.72%	4.03%
Class A	-1.73%	2.36%	3.64%
Class A (Sales load deducted)*	-5.17%	1.63%	3.27%
Class S	-1.23%	2.77%	4.10%

Lehman Brothers 1-3 Year Government Bond Index	6.26%	3.76%	4.60%

GROWTH OF $10,000 INVESTMENT FOR THE PAST TEN YEARS

* Class A (sales load deducted) returns include the 3.50% maximum sales charge.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Lehman Brothers 1-3 Year Government Bond Index is unmanaged, does not incur expenses and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Short-Duration Bond Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Short-Duration Bond Fund Class L and the Lehman Brothers 1-3 Year Government Bond Index.

TOTAL RETURN

	One Year 11/1/07 - 10/31/08	Five Year Average Annual 11/1/03 - 10/31/08	Since Inception Average Annual 5/3/99 - 10/31/08
Class L	-1.35%	2.63%	3.92%

Lehman Brothers 1-3 Year Government Bond Index	6.26%	3.76%	4.72%

Hypothetical Investments in MassMutual Premier Short-Duration Bond Fund Class N, Class N (CDSC fees deducted) and the Lehman Brothers 1-3 Year Government Bond Index.

TOTAL RETURN

	One Year 11/1/07 - 10/31/08	Five Year Average Annual 11/1/03 - 10/31/08	Since Inception Average Annual 12/31/02 - 10/31/08
Class N	-2.02%	2.05%	2.14%
Class N (CDSC fees deducted)*	-2.95%	2.05%	2.14%

Lehman Brothers 1-3 Year Government Bond Index	6.26%	3.76%	3.46%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Lehman Brothers 1-3 Year Government Bond Index is unmanaged, does not incur expenses and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Inflation-Protected Bond Fund – Portfolio Manager Report

What is the investment objective of MassMutual Premier Inflation- Protected Bond Fund – and who is the Fund’s sub-adviser?

This Fund seeks to achieve as high a total rate of real return on an annual basis as is considered consistent with prudent investment risk and the preservation of capital. The Fund’s sub-adviser is Babson Capital Management LLC (Babson Capital).

How did the Fund perform during the 12 months ended October 31, 2008?

The Fund’s Class S shares returned -4.58%, moderately underperforming the -4.11% return for the Lehman U.S. Treasury Inflation Note Index (the “benchmark”), an unmanaged index that measures the broad performance of U.S. Treasury inflation-indexed bonds.

How do inflation- indexed bonds protect against inflation?

Like many other fixed-income securities, inflation-indexed bonds pay income twice a year, based on a fixed coupon rate. However, both the principal and the interest payment are adjusted for the level of inflation. The inflation rate – as measured by the Consumer Price Index – results in an adjustment to the principal amount of an inflation-protected security. The coupon rate is then applied to the adjusted principal amount to determine the interest payment. For example, assuming an inflation rate of 3%, a security with a par value of $1,000 and a coupon rate of 1.75%, the adjusted principal amount after one year would be $1,030 ($1,000 increased by 3%). The interest payment would be calculated by multiplying $1,030 by 1.75% instead of using the original $1,000 par value to calculate the amount of interest.

What factors contributed to the Fund’s performance?	For a discussion on the economic and market environment during the 12-month period ended October 31, 2008, please see the Economic and Market Review, beginning on page 3.

The 12-month period ended October 31, 2008 was a volatile year that culminated in a roller-coaster ride for commodity prices and inflation expectations. The volatility in commodity prices, which was evidenced by oil reaching $140 a barrel in June and plunging to the $60 dollar range by October, wreaked havoc in the Treasury Inflation-Protected Securities (“TIPS”) market.

Throughout the year, we chose to keep the strategy of the portfolio construction in line with the benchmark. As such, we maintained interest rate exposure comparable to the benchmark. We looked for value mostly in the secondary market, as we put cash flow to work but also focused on the U.S. Treasury’s TIPS auction as an access point for purchases. In the secondary market, investors trade TIPS and other securities that have already been issued in a public or private offering. Any modest out- or underperformance relative to the benchmark was largely driven by cash and transaction activity costs associated with contributions and withdrawals.

Early in the year, the inflation-protected sector of the fixed-income market was a stellar performer, as concerns surrounding inflation escalated and led to very positive sector returns. At that time, returns on Corporate Inflation-Protected Securities (“CIPS”) were particularly weak, as credit markets in the financial sector deteriorated. As the year progressed, the Fund’s performance started to suffer due to the backup in overall interest rates as energy and food inflation soared. In the second quarter of 2008, CIPS were better performers for the first time in recent memory, as the financial sector credit markets improved. We began to sell the portfolio’s CIPS holdings to take advantage of this performance. In the third quarter of 2008, the portfolio’s residual holdings of CIPS were hurt by financial sector upheaval. We continued to liquidate CIPS during the three-month period.

As the year came to a close, inflation fears that had dominated investor sentiment early in the year were backstopped by surging commodity prices. Then oil, gold and most other commodities began a steep decline during mid-July that continued through October. The decline in those assets accompanied by the credit freeze and global economic slowdown served to evaporate near-term inflation concerns – causing the TIPS component of the portfolio to suffer.

MassMutual Premier Inflation-Protected Bond Fund – Portfolio Manager Report (Continued)

What is your outlook?

Breakeven inflation rates (the rates of inflation that need to prevail for TIPS to breakeven to nominal Treasuries) have been quite volatile due to concerns over deflation as energy prices have recently plummeted from their mid-year highs. In addition, forecasted breakeven inflation rates inside of five years have turned negative, showing the amount of concern the market has over deflation.

In light of the U.S. Government fiscal stimulus, coupled with historic Federal Reserve and Treasury Department intervention, we believe the sector to be attractively priced at these historic low levels. Nonetheless, the recovery in the TIPS sector will likely be tied to the success of these programs in stabilizing the economy, which ultimately should, in our view, lift the equity and commodity markets.

MassMutual Premier Inflation-Protected Bond Fund Quality Structure (% of Net Assets) on 10/31/08

U.S. Government, Aaa/AAA	99.7%

Total Long-Term Investments	99.7%
Short-Term Investments and Other Assets and Liabilities	0.3%

100.0%

MassMutual Premier Inflation-Protected Bond Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Inflation-Protected Bond Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, Class N, Class N (CDSC fees deducted) and the Lehman U.S. Treasury Inflation Note Index.

TOTAL RETURN

	One Year 11/1/07 - 10/31/08	Since Inception Average Annual 12/31/03 - 10/31/08
Class S	-4.58%	2.65%
Class A	-5.00%	2.08%
Class A (Sales load deducted)*	-9.51%	1.06%
Class Y	-4.77%	2.53%
Class L	-4.92%	2.37%
Class N	-5.32%	1.84%
Class N (CDSC fees deducted)*	-6.23%	1.84%

Lehman U.S. Treasury Inflation Note Index	-4.11%	3.07%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 4.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Lehman U.S. Treasury Inflation Note Index is unmanaged, does not incur expenses and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Core Bond Fund – Portfolio Manager Report

What is the investment objective of MassMutual Premier Core Bond Fund – and who is the Fund’s sub-adviser?

This Fund seeks to achieve a high total rate of return consistent with prudent investment risk and the preservation of capital by investing primarily in a diversified portfolio of investment-grade fixed-income securities. The Fund’s sub-adviser is Babson Capital Management LLC (Babson Capital).

How did the Fund perform during the 12 months ended October 31, 2008?

The Fund’s Class S shares returned -3.48%, underperforming the 0.31% return of the Lehman Brothers® Aggregate Bond Index (the “benchmark”), an unmanaged index of fixed-rate investment-grade securities with at least one year to maturity, combining the Lehman Brothers U.S. Government/Credit Index and the Lehman Brothers Mortgage-Backed Securities Index.

What factors contributed to the Fund’s performance?

For a discussion on the economic and market environment during the 12-month period ended October 31, 2008, please see the Economic and Market Review, beginning on page 3.

During a year of relentless fixed-income capital market dislocations, we witnessed the rescue and takeover of Bear Stearns, the “just in time” merger of Merrill Lynch with Bank of America, and the bankruptcy of Lehman Brothers. Not even the historical policy actions taken by the U.S. Government, the Federal Reserve and the Treasury Department could shore up financial markets enough to prevent the demise of these three well-known brands. During the year ended October 31, 2008, market conditions resulted in the forced selling of nearly every type of credit instrument and a massive deleveraging (i.e., debt reduction) of institutional balance sheet risk. Surprisingly, the credit crunch even reached into the commercial paper markets, casting doubt and fear that money market securities were unsafe and carried too much risk. (Commercial paper is the commonly used name for short-term unsecured promissory notes sold by banks and corporations to meet short-term debt obligations.) Consequently, a massive “flight to quality” resulted, as U.S. Treasury and guaranteed government agency investments were viewed as the only safe havens by investors.

During the year, each sector in which the portfolio was invested detracted a meaningful percentage from the Fund’s performance. Ironically, however, due to strong security selection and selective hedging, securitized and high-yield – two of the worst-performing and most volatile market sectors – had the least negative impact on the Fund’s results. In the securitized sector, despite being largely overweight relative to the Fund’s benchmark, agency mortgage-backed securities (“MBS”) performed in line with the benchmark due to superior credit selection. Commercial mortgage-backed securities outperformed the benchmark due to protective hedging – whereas non-agency collateral mortgage obligations and asset-backed securities underperformed due to specific credit concerns. Despite the negative impact of a few bonds, the securitized sector held up quite well in the face of unprecedented market turmoil within the sector.

In the high-yield sector, the Fund’s holdings remain well diversified, short in maturity and up in quality. This defensive composition, coupled with strong security selection, has positioned the portfolio to participate if the market improves and may help defend against further declines.

An overweight position in the investment-grade corporate sector hampered the Fund’s performance during the year – although once again, defensive maturity positioning, issuer diversification and avoidance of specific problem credits helped mitigate the portfolio’s losses. Additional underperformance resulted from the portfolio’s large underweight position in the best-performing government and agency sector.

What is your outlook?

We continue to maintain a defensive posture with respect to portfolio positioning and trading. The Fund currently has a significantly overweight position in agency mortgage-backed securities relative to the benchmark. In addition to being high quality, these securities provide a measure of liquidity enhancement to the portfolio, since MBS continue to trade quite well in comparison to some other sectors.

Portfolio trading activity remains focused on searching for opportunities to reduce exposure to weaker-quality corporate bond issuers, whether in the high-yield or high-grade sectors. Prospects for lower cor-

MassMutual Premier Core Bond Fund – Portfolio Manager Report (Continued)

porate earnings and higher default rates – both of which we believe will occur – could continue to weigh heavily on marginal companies. On the other hand, we believe that moving up in quality to strong issuers at these historically cheap valuations has the potential to be a wise strategy over time.

MassMutual Premier Core Bond Fund Quality Structure (% of Net Assets) on 10/31/08

U.S. Government, Aaa/AAA	64.5%
Aa/AA	3.3%
A/A	9.5%
Baa/BBB	15.0%
Ba/BB	4.0%
B and Below	0.2%
Equities	0.1%

Total Long-Term Investments	96.6%
Short-Term Investments and Other Assets and Liabilities	3.4%

100.0%

MassMutual Premier Core Bond Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Core Bond Fund Class S, Class A, Class A (sales load deducted), Class Y and the Lehman Brothers Aggregate Bond Index.

TOTAL RETURN

	One Year 11/1/07 - 10/31/08	Five Year Average Annual 11/1/03 - 10/31/08	Ten Year Average Annual 11/1/98 - 10/31/08
Class S	-3.48%	2.59%	4.27%
Class A	-3.90%	2.20%	3.84%
Class A (Sales load deducted)*	-8.47%	1.21%	3.34%
Class Y	-3.36%	2.58%	4.22%

Lehman Brothers Aggregate Bond Index	0.31%	3.48%	5.00%

GROWTH OF $10,000 INVESTMENT FOR THE PAST TEN YEARS

* Class A (sales load deducted) returns include the 4.75% maximum sales charge.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Lehman Brothers Aggregate Bond Index is unmanaged, does not incur expenses and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Core Bond Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Core Bond Fund Class L and the Lehman Brothers Aggregate Bond Index.

TOTAL RETURN

	One Year 11/1/07 - 10/31/08	Five Year Average Annual 11/1/03 - 10/31/08	Since Inception Average Annual 5/3/99 - 10/31/08
Class L	-3.63%	2.46%	4.31%

Lehman Brothers Aggregate Bond Index	0.31%	3.48%	5.20%

Hypothetical Investments in MassMutual Premier Core Bond Fund Class N, Class N (CDSC fees deducted) and the Lehman Brothers Aggregate Bond Index.

TOTAL RETURN

	One Year 11/1/07 - 10/31/08	Five Year Average Annual 11/1/03 - 10/31/08	Since Inception Average Annual 12/31/02 - 10/31/08
Class N	-3.86%	1.95%	2.19%
Class N (CDSC fees deducted)*	-4.77%	1.95%	2.19%

Lehman Brothers Aggregate Bond Index	0.31%	3.48%	3.45%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Lehman Brothers Aggregate Bond Index is unmanaged, does not incur expenses and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Diversified Bond Fund – Portfolio Manager Report

What is the investment objective of MassMutual Premier Diversified Bond Fund – and who is the Fund’s sub-adviser?	This Fund seeks a superior total rate of return by investing in fixed-income instruments. The Fund’s sub-adviser is Babson Capital Management LLC (Babson Capital).

How did the Fund perform during the 12 months ended October 31, 2008?

The Fund’s Class S shares returned -6.51%, considerably trailing the 0.31% return of the Lehman Brothers® Aggregate Bond Index (the “benchmark”), an unmanaged index of fixed-rate investment-grade securities with at least one year to maturity, combining the Lehman Brothers U.S. Government/Credit Index and the Lehman Brothers Mortgage-Backed Securities Index.

What factors contributed to the Fund’s performance?	For a discussion on the economic and market environment during the 12-month period ended October 31, 2008, please see the Economic and Market Review, beginning on page 3.

During a year of relentless fixed-income capital market dislocations, we witnessed the rescue and takeover of Bear Stearns, the “just in time” merger of Merrill Lynch with Bank of America, and the bankruptcy of Lehman Brothers. Not even the historical policy actions taken by the U.S. Government, the Federal Reserve and the Treasury Department could shore up financial markets enough to prevent the demise of these three well-known brands. During the year ended October 31, 2008, market conditions resulted in the forced selling of nearly every type of credit instrument and a massive deleveraging (i.e., debt reduction) of institutional balance sheet risk. Surprisingly, the credit crunch even reached into the commercial paper markets, casting doubt and fear that money market securities were unsafe and carried too much risk. (Commercial paper is the commonly used name for short-term unsecured promissory notes sold by banks and corporations to meet short-term debt obligations.) Consequently, a massive “flight to quality” resulted, as U.S. Treasury and guaranteed government agency investments were viewed as the only safe havens by investors.

During the year, each sector in which the portfolio was invested detracted a meaningful percentage from the Fund’s performance. Due to strong security selection and selective hedging, the securitized and investment-grade credit sectors had the least negative impact on the Fund’s results.

In the securitized sector, despite being largely overweight relative to the Fund’s benchmark, agency mortgage-backed securities (“MBS”) performed in line with the benchmark due to superior credit selection. Commercial mortgage-backed securities outperformed the benchmark due to protective hedging – whereas non-agency collateral mortgage obligations and asset-backed securities underperformed due to specific credit concerns. Despite the negative impact of a few bonds, the securitized sector held up quite well in the face of unprecedented market turmoil within the sector.

An overweight position in the investment-grade corporate sector hampered the Fund’s performance during the year – although once again, defensive maturity positioning, issuer diversification and avoidance of specific problem credits helped mitigate the portfolio’s losses.

In the high-yield sector, the Fund’s holdings remain well diversified, short in maturity and up in quality. This defensive composition, coupled with strong security selection, has positioned the portfolio to participate if the market improves, and may help defend against further declines. Additional underperformance resulted from the portfolio’s large underweight position in the best-performing government and agency sector.

What is your outlook?

We continue to maintain a defensive posture with respect to portfolio positioning and trading. The Fund currently has a significantly overweight position in agency mortgage-backed securities relative to the benchmark. In addition to being high quality, these securities provide a measure of liquidity enhancement to the portfolio, since MBS continue to trade quite well in comparison to some other sectors.

MassMutual Premier Diversified Bond Fund – Portfolio Manager Report (Continued)

Portfolio trading activity remains focused on searching for opportunities to reduce exposure to weaker-quality corporate bond issuers, whether in the high-yield or high-grade sectors. Prospects for lower corporate earnings and higher default rates – both of which we believe will occur – could continue to weigh heavily on marginal companies. On the other hand, we believe that moving up in quality to strong issuers at these historically cheap valuations has the potential to be a wise strategy over time.

MassMutual Premier Diversified Bond Fund Quality Structure (% of Net Assets) on 10/31/08

U.S. Government, Aaa/AAA	63.2%
Aa/AA	3.4%
A/A	9.2%
Baa/BBB	14.3%
Ba/BB	4.0%
B and Below	3.2%
Equities	0.2%

Total Long-Term Investments	97.5%
Short-Term Investments and Other Assets and Liabilities	2.5%

100.0%

MassMutual Premier Diversified Bond Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Diversified Bond Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L and the Lehman Brothers Aggregate Bond Index.

TOTAL RETURN

	One Year 11/1/07 - 10/31/08	Five Year Average Annual 11/1/03 - 10/31/08	Since Inception Average Annual 5/3/99 - 10/31/08
Class S	-6.51%	2.21%	4.19%
Class A	-6.16%	2.01%	3.87%
Class A (Sales load deducted)*	-10.62%	1.02%	3.34%
Class Y	-5.97%	2.28%	4.19%
Class L	-5.94%	2.26%	4.12%

Lehman Brothers Aggregate Bond Index	0.31%	3.48%	5.20%

Hypothetical Investments in MassMutual Premier Diversified Bond Fund Class N, Class N (CDSC fees deducted) and the Lehman Brothers Aggregate Bond Index.

TOTAL RETURN

	One Year 11/1/07 - 10/31/08	Since Inception Average Annual 12/31/02 - 10/31/08
Class N	-6.44%	2.46%
Class N (CDSC fees deducted)*	-7.33%	2.46%

Lehman Brothers Aggregate Bond Index	0.31%	3.45%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 4.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Lehman Brothers Aggregate Bond Index is unmanaged, does not incur expenses and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Strategic Income Fund – Portfolio Manager Report

What is the investment objective of MassMutual Premier Strategic Income Fund – and who is the Fund’s sub-adviser?	This Fund seeks high current income by investing mainly in fixed-income debt securities. The Fund’s sub-adviser is OFI Institutional Asset Management, Inc. (OFI Institutional).

How did the Fund perform during the 12 months ended October 31, 2008?

The Fund’s Class S shares returned -18.04%, significantly underperforming the 0.31% return of the Lehman Brothers® Aggregate Bond Index, an unmanaged index of fixed-rate investment-grade securities with at least one year to maturity, combining the Lehman Brothers U.S. Government/Credit Index and the Lehman Brothers Mortgage-Backed Securities Index. The Fund also substantially trailed the 2.08% return of the Citigroup World Government Bond Index, an unmanaged index of debt securities of major foreign government bond markets.

What factors contributed to the Fund’s performance?	For a discussion on the economic and market environment during the 12-month period ended October 31, 2008, please see the Economic and Market Review, beginning on page 3.

In late 2007 and through much of the first half of 2008, we enjoyed the benefits of a falling U.S. dollar, and emerging markets were a big source of our returns, particularly the local currency markets. Since then, the U.S. dollar has strengthened due to fear and risk aversion, while commodity prices have plummeted. As fear – and resulting margin calls – has increased, investors have been forced to sell what they could, driving down emerging markets currencies and, as capital flowed to the U.S., adding strength to the dollar, to the detriment of the Fund.

The losses in the high-yield sector have also been large. The good news is that our allocation to this portfolio component at the onset of the latest phase of the crisis was only about 12%. The market has anticipated default rates, and spreads – or the differences in yields between comparable bonds – have widened tremendously, so we have maintained an underweight position in corporate bonds and moved further up in the capital structure by putting more of our corporate exposure into senior loans. Senior loans are debt obligations issued by public and private companies with a need for capital. The proceeds generated from the senior loan issuance are often used for acquisitions, recapitalizations, restructurings and leveraged buyouts.

We continue to see value in the private mortgage sector, both residential and commercial. Implied default rates for mortgages embedded in structured pools of loans have reached levels that we find unrealistic. We noticed great values in this sector late last year and started buying; however, we underestimated the coming level of forced sales from banks and hedge funds. Consequently, we have slowly increased the Fund’s exposure to this part of the market by cherry-picking what we view to be the best opportunities.

The Fund’s exposure to troubled Lehman Brothers was two-fold: first, as a trade counterparty involved in transactions with the firm; and second, through direct investment in Lehman securities as part of the Fund’s high-yield component’s financial sector allocation. As a counterparty, what we owed Lehman approximately matched what they owed the Fund, which essentially nullified any negative impact. However, we were hurt by our bond exposure to Lehman securities.

What is your outlook?

Governments worldwide are making unprecedented moves to guarantee the health of the global banking system. As a result, we believe that liquidity will improve over the coming months, causing spreads for high-quality corporate bonds and other non-Treasuries to tighten modestly, indicating higher prices for this group of bonds. With this, our view is that currency movements could revert from being entirely driven by risk appetite to a more macroeconomic function. We also believe that market volatility will calm somewhat. It is our assessment that the world has indeed changed, however. The deleveraging (i.e., debt reduction) of financial institutions will be a major theme to play out over the next few years; its implications for the markets are different than any previous environments most of us have ever seen.

MassMutual Premier Strategic Income Fund – Portfolio Manager Report (Continued)

We believe that the Fund is positioned well with investments in emerging markets, where economies have the potential to continue to show comparative resilience – but not immunity – to the slowdown of the developed world. We will look to reduce our currency exposure to emerging markets while we simultaneously increase our interest rate exposure. Duration is a measure of a bond or bond portfolio’s sensitivity to interest rates. The longer the duration, the greater the price impact to the bond or portfolio when interest rates rise or fall. Although recent conditions have warranted an increase in the Fund’s Treasury duration, we plan to cut duration sometime over the next quarter, even as we stay on the long side in Europe and the emerging markets.

MassMutual Premier Strategic Income Fund Quality Structure (% of Net Assets) on 10/31/08

U.S. Government, Aaa/AAA	48.9%
Aa/AA	5.3%
A/A	4.9%
Baa/BBB	8.4%
Ba/BB	11.3%
B and Below	5.4%
Not rated	12.8%
Equities	0.2%
Mutual Funds	12.1%
Options	0.0%

Total Long-Term Investments	109.3%
Other Assets and Liabilities	(9.3)%

100.0%

MassMutual Premier Strategic Income Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Strategic Income Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, Class N, Class N (CDSC fees deducted), the Lehman Brothers Aggregate Bond Index and the Citigroup World Government Bond Index.

TOTAL RETURN

	One Year 11/1/07 - 10/31/08	Since Inception Average Annual 12/31/04 - 10/31/08
Class S	-18.04%	-0.61%
Class A	-18.41%	-1.08%
Class A (Sales load deducted)*	-22.28%	-2.33%
Class Y	-18.09%	-0.68%
Class L	-18.28%	-0.82%
Class N	-18.63%	-1.28%
Class N (CDSC fees deducted)*	-19.40%	-1.28%

Lehman Brothers Aggregate Bond Index	0.31%	3.13%
Citigroup World Government Bond Index	2.08%	2.42%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 4.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Lehman Brothers Aggregate Bond Index and Citigroup World Government Bond Index are unmanaged, do not incur expenses and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

25

MassMutual Premier High Yield Fund – Portfolio Manager Report

What is the investment objective of MassMutual Premier High Yield Fund – and who is the Fund’s sub-adviser?

This Fund seeks to achieve a high level of total return, with an emphasis on current income, by investing primarily in high-yield debt and related securities. The Fund’s sub-adviser is Babson Capital Management LLC (Babson Capital).

How did the Fund perform during the 12 months ended October 31, 2008?

The Fund’s Class S shares returned -21.03%, outperforming the -25.81% return of the Lehman Brothers® U.S. Corporate High Yield Index (the “benchmark”), which covers the universe of fixed rate, non-investment-grade debt from the corporate and non-corporate sectors.

What factors contributed to the Fund’s performance?	For a discussion on the economic and market environment during the 12-month period ended October 31, 2008, please see the Economic and Market Review, beginning on page 3.

The one-year period ended October 31, 2008 proved to be one of the most turbulent times in the history of financial markets. Specifically, for high-yield securities, we saw monthly returns reach both new record highs and record lows. April 2008 offered the largest monthly return in five years, whereas September and October 2008 each brought record-breaking lows. In classic risk-aversion fashion, lower-quality bonds underperformed their higher-quality counterparts, as investors sought safer ground.

The Fund’s outperformance during the year can be attributed to a number of factors, with the most influential being good overall security selection and reallocating the portfolio from lower-rated to higher-rated bonds throughout the period. Not only did our reallocation from lower-rated triple-C securities to higher-quality double-B securities result in strong outperformance, but our underweight position in triple-C securities – relative to the benchmark – and good security selection among double-B securities also contributed to the Fund’s results.

Breaking down the Fund’s results by industry, we saw a number of broad economic trends that helped shape our strategy. As the weakening consumer environment began to take hold and put downward pressure on corporate earnings, strong issue selection among consumer-related cyclical and non-cyclical industries provided significant outperformance. Although the financial portion of the benchmark historically has a relatively small impact on performance, this year was an exception. Avoiding securities from financial companies was extremely beneficial for the Fund, as most financial industry sub-sectors saw 40 to 60 percent declines. Additionally, our strategy of primarily avoiding securities from large-cap issuers among automotive, technology and print media companies played a significant role in the Fund’s outperformance. Finally, the energy and utilities sectors provided relatively safe havens through midsummer 2008, when energy and commodity prices skyrocketed. The quick reversal from their record highs, however, weighed on results in the latter part of the one-year period ended October 31, 2008.

What is your outlook?

With continued economic weakness in the U.S. and fears of a global recession mounting, our outlook for the upcoming year remains less than optimistic. The enormous amount of pressure weighing on the global financial system is truly historic – and is making it difficult and much more costly for even the most conservative bellwether companies to raise capital. In our view, the third quarter of 2008 – and possibly the fourth – will likely be recorded in financial history as among the worst in modern times.

As we look toward the future, we continue to hold steadfast to our credit discipline and focus on solid credit fundamentals, with an eye towards bonds of companies that do not have short-term financing requirements. Market technicals have dominated trading over the previous months as strong, sound companies have become caught in the crosshairs of forced selling, lack of investor confidence and poor market sentiment. We believe lending standards will become much more stringent, which will likely put continued upward pressure on defaults for the foreseeable future.

MassMutual Premier High Yield Fund – Portfolio Manager Report (Continued)

We continue to position the portfolio defensively and are actively trying to identify good opportunities at these stressed levels. When the market does finally stabilize, we believe the return to a more normal environment will create historic buying opportunities.

MassMutual Premier High Yield Fund Quality Structure (% of Net Assets) on 10/31/08

Aaa/AAA	12.3%
Baa/BBB	1.4%
Ba/BB	26.0%
B and Below	45.7%

Total Long-Term Investments	85.4%
Short-Term Investments and Other Assets and Liabilities	14.6%

100.0%

MassMutual Premier High Yield Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier High Yield Fund Class Y and the Lehman Brothers U.S. Corporate High Yield Index.

TOTAL RETURN
	One Year 11/1/07 - 10/31/08	Five Year Average Annual 11/1/03 - 10/31/08	Since Inception Average Annual 9/5/00 - 10/31/08
Class Y	-21.10%	1.62%	4.41%

Lehman Brothers U.S. Corporate High Yield Index	-25.81%	0.42%	2.61%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Lehman Brothers U.S. Corporate High Yield Index is unmanaged, does not incur expenses and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier High Yield Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier High Yield Fund Class S, Class A, Class A (sales load deducted), Class L, Class N, Class N (CDSC fees deducted) and the Lehman Brothers U.S. Corporate High Yield Index.

TOTAL RETURN
	One Year 11/1/07 - 10/31/08	Since Inception Average Annual 11/1/04 - 10/31/08
Class S	-21.03%	-0.82%
Class A	-21.44%	-1.27%
Class A (Sales load deducted)*	-25.96%	-2.72%
Class L	-21.19%	-1.02%
Class N	-21.67%	-1.59%
Class N (CDSC fees deducted)*	-22.39%	-1.59%

Lehman Brothers U.S. Corporate High Yield Index	-25.81%	-2.35%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Lehman Brothers U.S. Corporate High Yield Index is unmanaged, does not incur expenses and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier International Bond Fund – Portfolio Manager Report

What is the investment objective of MassMutual Premier International Bond Fund – and who is the Fund’s sub-adviser?	This Fund seeks to achieve a high total rate of return. The Fund’s sub-adviser is Baring International Investment Limited (Baring).

How did the Fund perform since its inception on December 20, 2007?

The Fund’s Class S shares returned -2.70%, trailing the 0.19% return of the Citigroup non-USD World Government Bond Index (the “benchmark”), a widely recognized, unmanaged market capitalization-weighted index of debt securities of major foreign government bond markets, excluding the U.S.

What factors contributed to the Fund’s performance?	For a discussion on the economic and market environment during the 12-month period ended October 31, 2008, please see the Economic and Market Review, beginning on page 3.

International bond markets have exhibited significant levels of volatility during 2008. In terms of managing duration, we focused on those markets most at risk of a policy mistake and where the best opportunities for interest rate cuts were expected. (Duration is a measure of a bond or bond portfolio’s sensitivity to interest rates. The longer the duration, the greater the price impact to the bond or portfolio when interest rates rise or fall.) This generally meant holding positions in the UK, Australia, Poland and Mexico. Conversely, the portfolio held somewhat underweight positions in the eurozone, and heavily underweight positions in Japan.

Following the sell-off in bonds in the second quarter of 2008 (in reaction to steep increases in commodity prices), we took advantage of the opportunity to lengthen the portfolio’s duration to neutral relative to its benchmark. Our general market allocation decision was broadly correct and it was only during the turmoil experienced in October 2008 that the portfolio experienced difficulty. This was especially true for our Mexican and Polish exposures.

In the third quarter, we trimmed the portfolio’s exposure to the Australian market, which had performed so well, and steered a small amount towards the Japanese market, which had lagged. However, we did maintain the overall allocation to Japan as the portfolio’s most significantly underweight position relative to its benchmark.

Our overweight allocation to Australia was beneficial to relative performance, as that country’s bond market consistently outperformed major bond markets in local currency terms. As one of the poorest-performing bond markets, our underweight allocation to Japan also boosted the Fund’s relative performance. Our emerging markets exposure in Poland and Mexico was a positive contributor overall, despite fading somewhat in October. Several countries approached the International Monetary Fund for support, and bonds in all emerging markets underperformed sharply as a consequence, although they recovered somewhat in the final days of the month.

In the recent environment of risk with investors seeking safe-haven refuge, the U.S. dollar and Japanese yen have been the main beneficiaries. Conversely, high-yielding currencies posted the biggest losses. As such, currency exposures that worked well at the beginning of the year have been reversed in what has proven to be an extremely volatile currency market. Consequently, the Fund’s performance was hampered by its overweight positions in the Norwegian krone, Mexican peso and Swedish krona.

Our largest underweight exposure (euro) also offered the largest positive contribution, since the euro weakened relative to a basket of currencies as 2008 progressed. The portfolio’s consistent underweight position in pound sterling (UK) also helped relative currency performance, as recessionary risks and a move towards easier monetary policy saw the pound depreciate sharply.

MassMutual Premier International Bond Fund – Portfolio Manager Report (Continued)

What is your outlook?

The markets seem willing to discount or ignore a significant amount of bad news regarding global growth. Policy makers also seem to be increasingly desperate to head off a systematic collapse in the world financial system (which could trigger a serious collapse in output), so medium-term bond performance may be relatively positive (assuming policy works), though markets remain, in the short term, in a state of near panic.

Although concurrent economic data releases remain overwhelmingly weak, yield curves have already steepened sharply in anticipation of a sustained period of easy monetary policy. (The yield curve is a graphical representation of bond yields with very short maturities to the longest available, with the curve indicating whether short-term rates are higher or lower than long-term rates.) Currently, we have positioned the portfolio outside of our broad one-year ranges for many government rates, credit spreads, and exchange rates – and our policy will be to take gradual positions in these for an eventual move toward stability. Generally, this will mean a focus on emerging markets and investment-grade credit, with smaller allocations to the Japanese yen and U.S. dollar in favor of higher-yielding currencies.

MassMutual Premier
International Bond Fund
Quality Structure
(% of Net Assets) on 10/31/08

Aaa/AAA	72.6%
Aa/AA	15.7%
A/A	7.0%

Total Long-Term Investments	95.3%
Short-Term Investments and Other Assets and Liabilities	4.7%

100.0%

MassMutual Premier
International Bond Fund
Country Weightings
(% of Net Assets) on 10/31/08

United Kingdom	13.9%
Germany	10.1%
Ireland	7.1%
Japan	6.8%
Austria	6.7%
Spain	6.5%
Portugal	6.2%
Finland	6.0%
Netherlands	5.9%
Italy	4.7%
Canada	4.6%
Belgium	3.7%
France	3.7%
Luxembourg	3.3%
Mexico	2.6%
Australia	1.8%
United States	1.7%

Total Long-Term Investments	95.3%
Short Term Investments and other assets and liabilities	4.7%

100.0%

MassMutual Premier International Bond Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier International Bond Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, Class N, Class N (CDSC fees deducted) and the Citigroup Non-USD World Government Bond Index.

TOTAL RETURN

Since Inception 12/20/07 - 10/31/08
Class S	-2.70%
Class A	-3.00%
Class A (Sales load deducted)*	-7.61%
Class Y	-2.70%
Class L	-2.80%
Class N	-3.30%
Class N (CDSC fees deducted)*	-4.27%

Citigroup Non-USD World Government Bond Index	0.19%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 4.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Citigroup Non-USD World Government Bond Index is unmanaged, does not incur expenses and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Balanced Fund – Portfolio Manager Report

What is the investment objective of MassMutual Premier Balanced Fund – and who is the Fund’s sub-adviser?

This Fund seeks to achieve a high total rate of return over an extended period of time consistent with the preservation of capital by investing in a diversified portfolio of equity securities, fixed-income securities and money market instruments. The Fund’s sub-adviser is Babson Capital Management LLC (Babson Capital).

How did the Fund perform during the 12 months ended October 31, 2008?

The Fund’s Class S shares returned -24.61%, significantly outperforming the -36.10% return of the S&P 500® Index, a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies, and exceeding the -27.27% return of the Lipper Balanced Fund Index, an unmanaged, equally weighted index of the 30 largest mutual funds within each of the investment objective categories for the Balanced Fund. Conversely, the Fund’s Class S shares trailed the 0.31% return of the Lehman Brothers® Aggregate Bond Index (the “Lehman Index”), an unmanaged index of fixed rate investment-grade securities with at least one year to maturity, combining the Lehman Brothers U.S. Government/Credit Index and the Lehman Brothers Mortgage-Backed Securities Index.

For a discussion on the economic and market environment during the 12-month period ended October 31, 2008, please see the Economic and Market Review, beginning on page 3.

How did the Fund’s stock component perform?

We manage the Fund’s stock component using a quantitative model that focuses on four key elements of company fundamentals: earnings quality, valuation, momentum and earnings improvement. Over the one-year period ended October 31, 2008, the stock portfolio’s model performed well. The valuation component added to performance of the model, as did the growth component. Momentum was a strong factor early in the year, but subsequently turned around. Stock selection within the financials sector was particularly strong. Our model did a good job picking up the deterioration in fundamentals of these stocks. The worst-performing sector for our model was global cyclicals, where the fundamentals turned weak very quickly.

Last year, there was a notable market shift from value to growth and, as a result, value factors performed poorly in the fourth quarter of 2007. The early part of 2008 proved to be a difficult time for the stock component of the Fund, as many of the market fundamentals that had shown improvement in late 2007 became impaired. Overall, portfolio holdings in the energy, consumer discretionary and financials sectors were responsible for most of the underperformance. As the year wound down, the stock portfolio’s model performed more in line with expectations. The resulting strong stock selection in the financials, energy and utilities sectors was the primary contributor.

How did the Fund’s bond component perform?

During the year, market conditions resulted in the forced selling of nearly every type of credit instrument. Surprisingly, the credit crunch even reached into the commercial paper markets, casting doubt and fear that money market securities were unsafe and carried too much risk. Commercial paper is the commonly used name for short-term unsecured promissory notes sold by banks and corporations to meet short-term debt obligations. Consequently, a massive “flight to quality” resulted, as U.S. Treasury and guaranteed government agency investments were viewed as the only safe havens by investors.

During the year, each sector in which the bond portfolio was invested detracted a meaningful percentage from its performance. Ironically, however, due to strong security selection and selective hedging, securitized and high-yield – two of the worst-performing and most volatile market sectors – had the least negative impact on the bond portfolio’s results. In the securitized sector, despite being largely overweight relative to the bond component’s benchmark, the Lehman Index, agency mortgage-backed securities (“MBS”) performed in line with the Index due to superior credit selection. Commercial mortgage-backed securities outperformed the Index, whereas non-agency collateral mortgage obligations and asset-backed securities underperformed due to specific credit concerns. In the high-yield sector, portfolio holdings remain well diversified, short in maturity and up in quality. An overweight position in the investment-grade corporate sector, relative to the Lehman Index, hampered the bond portfolio’s performance during the year – although once again, defensive maturity positioning, issuer diversification and avoidance of

MassMutual Premier Balanced Fund – Portfolio Manager Report (Continued)

specific problem credits helped to mitigate losses. Additional underperformance resulted from the portfolio’s large underweight position in the best-performing government and agency sector.

What is your outlook?

The rough environment in the capital markets has had a dramatic impact on the total financial wealth of not only our nation, but of the world. Our government has undertaken dramatic steps that, in time, may help mitigate the crisis. We like to remind ourselves in times like these that the economy has historically tended to right itself over time. The destruction that we are going through is potentially laying the seeds for the next great bull market. Companies going out of business make the survivors more profitable due to decreased competition.

The prices of commodities, which hindered the economy in the first half of 2008, have retreated – dramatically lowering input cost for any number of goods. Finally, valuations priced into the markets are some of the lowest we have seen in decades. These are the seeds for growth in the financial markets, and they are being sown, in our view.

MassMutual Premier Balanced Fund Largest Holdings (% of Net Assets) on 10/31/08

Exxon Mobil Corp.	2.7%
The Procter & Gamble Co.	1.5%
Johnson & Johnson	1.3%
International Business Machines Corp.	1.3%
Chevron Corp.	1.1%
General Electric Co.	1.0%
Hewlett-Packard Co.	1.0%
Bank of America Corp.	1.0%
JP Morgan Chase & Co.	1.0%
Wells Fargo & Co.	1.0%

12.9%

MassMutual Premier Balanced Fund Asset Allocation (% of Net Assets) on 10/31/08

Equities	57.4%
Bonds & Notes	38.0%
Mutual Funds	0.9%
Rights	0.0%

Total Long-Term Investments	96.3%
Short-Term Investments and Other Assets and Liabilities	3.7%

100.0%

MassMutual Premier Balanced Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Balanced Fund Class S, Class A, Class A (sales load deducted), Class Y, the S&P 500 Index, the Lipper Balanced Fund Index and the Lehman Brothers Aggregate Bond Index.

TOTAL RETURN

	One Year 11/1/07 - 10/31/08	Five Year Average Annual 11/1/03 - 10/31/08	Ten Year Average Annual 11/1/98 - 10/31/08
Class S	-24.61%	1.35%	0.38%
Class A	-25.01%	0.77%	-0.19%
Class A (Sales load deducted)*	-29.32%	-0.42%	-0.78%
Class Y	-24.71%	1.18%	0.20%

S&P 500 Index	-36.10%	0.26%	0.40%
Lipper Balanced Fund Index	-27.27%	1.29%	2.40%
Lehman Brothers Aggregate Bond Index	0.31%	3.48%	5.00%

Hypothetical Investments in MassMutual Premier Balanced Fund Class L, the S&P 500 Index, the Lipper Balanced Fund Index and the Lehman Brothers Aggregate Bond Index.

TOTAL RETURN

	One Year 11/1/07 - 10/31/08	Five Year Average Annual 11/1/03 - 10/31/08	Since Inception Average Annual 5/3/99 - 10/31/08
Class L	-24.84%	1.02%	-0.69%

S&P 500 Index	-36.10%	0.26%	-1.69%
Lipper Balanced Fund Index	-27.27%	1.29%	1.24%
Lehman Brothers Aggregate Bond Index	0.31%	3.48%	5.20%

GROWTH OF $10,000 INVESTMENT FOR THE PAST TEN YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index, the Lipper Balanced Fund Index and the Lehman Brothers Aggregate Bond Index are unmanaged, do not incur expenses and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Balanced Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Balanced Fund Class N, Class N (CDSC fees deducted), the S&P 500 Index, the Lipper Balanced Fund Index and the Lehman Brothers Aggregate Bond Index.

TOTAL RETURN

	One Year 11/1/07 - 10/31/08	Five Year Average Annual 11/1/03 - 10/31/08	Since Inception Average Annual 12/31/02 - 10/31/08
Class N	-25.29%	0.42%	2.46%
Class N (CDSC fees deducted)*	-26.01%	0.42%	2.46%

S&P 500 Index	-36.10%	0.26%	3.59%
Lipper Balanced Fund Index	-27.27%	1.29%	3.54%
Lehman Brothers Aggregate Bond Index	0.31%	3.48%	3.45%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index, the Lipper Balanced Fund Index and the Lehman Brothers Aggregate Bond Index are unmanaged, do not incur expenses and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Value Fund – Portfolio Manager Report

What is the investment objective of MassMutual Premier Value Fund – and who is the Fund’s sub-adviser?

This Fund seeks to achieve long-term capital appreciation primarily through investment in a portfolio of common stocks of established companies. The Fund’s sub-adviser is OFI Institutional Asset Management, Inc. (OFI Institutional).

How did the Fund perform during the 12 months ended October 31, 2008?

The Fund’s Class S shares returned -40.58%, underperforming the -36.80% return of the Russell 1000® Value Index, an unmanaged index consisting of those Russell 1000 securities (representing the 1000 largest U.S. companies based on market capitalization) with greater-than-average value orientation that tend to exhibit lower price-to-book ratios and forecasted growth values than securities in the growth universe. The Fund’s -40.58% return also trailed the -36.10% return of the S&P 500® Index, a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies.

What factors contributed to the Fund’s performance?	For a discussion on the economic and market environment during the 12-month period ended October 31, 2008, please see the Economic and Market Review, beginning on page 3.

In an environment where a housing crisis led to a financial crisis that ultimately morphed into a general economic crisis, there were few places for investors to hide. The usual “safe haven” sectors – health care and consumer staples – were no exceptions, as each realized a double-digit loss for the one-year period ended October 31, 2008. Conversely, the combination of a neutral-weighted position in health care and strong stock selection within the sector that included Abbott Labs, Johnson & Johnson, Novartis, and Medco, added to the Fund’s performance on a relative basis. Within utilities, an overweight position relative to the Russell 1000 Value Index at the beginning of the period when certain commodity prices were soaring (coal and natural gas) – and exposure to non-regulated electric utilities, including FirstEnergy and Exelon – proved rewarding. Similarly, the shift from an over- to underweight position in response to such factors as restrictive debt markets, collapsing commodity prices (coal and natural gas) and declining usage demand also resulted in positive relative performance for the Fund.

Despite some strong relative stock performance by portfolio holdings in the consumer staples sector, including Altria, Coca Cola and Pepsi, the Fund’s consistently underweight position in the sector throughout the year detracted from performance. The rationale underlying the portfolio’s positioning was that as money fled to safe haven sectors, valuations there became expensive relative to growth; thus, we believed (and still believe) that more attractive opportunities could be found in other areas of the market. In addition, the portfolio’s heavily overweight position in information technology detracted from performance when multiple holdings were hurt due to new product cycles and declining sales forecasts’ negative impact on margins.

Finally, the most battered of all sectors during the year was financials. Although the Fund was broadly diversified in the sector and avoided the misfortunes of Lehman, AIG, Freddie Mac and Fannie Mae, the portfolio was hurt by its positions in UBS (since replaced with Julius Baer), National Financial Partners, Goldman Sachs and Morgan Stanley.

What is your outlook?

Our disciplined, bottom-up stock-selection process, rooted in the analysis of a company’s long-term earnings power, has worked well over the years and in varying market conditions. The year ended October 31, 2008 was different, however, as the market was crippled by the lack of a fundamental factor critical to any investment process: liquidity.

Our outlook for the next 12 months is cautiously optimistic. Although the financial situation has clearly turned out to be worse than first expected, the economy is scheduled for much stimulus, both domestically and abroad, and in a synchronized manner. Historically, it takes six to nine months for any fiscal stimulus to work its way through the markets. While clearly much of the reason for the decline sustained by the Fund is economically fundamental in nature, it is important to note that technical factors, such as the forced liquidations of some hedge funds and mutual funds, have led to indiscriminate selling within

MassMutual Premier Value Fund – Portfolio Manager Report (Continued)

the markets. Once the market settles – and those hedge funds so destined are out of business – we believe the pendulum will swing back in the Fund’s favor.

MassMutual Premier Value Fund Largest Holdings (% of Net Assets) on 10/31/08

Devon Energy Corp.	5.5%
Qualcomm, Inc.	5.0%
JP Morgan Chase & Co.	4.6%
Julius Baer Holding AG	4.5%
Abbott Laboratories	4.4%
The Lubrizol Corp.	4.2%
Everest Re Group Ltd.	3.9%
SLM Corp.	3.7%
EOG Resources, Inc.	3.3%
Hess Corp.	3.2%

42.3%

MassMutual Premier Value Fund Sector Table (% of Net Assets) on 10/31/08

Financial	25.6%
Consumer, Non-Cyclical	17.0%
Energy	14.6%
Communications	11.7%
Technology	6.9%
Basic Materials	6.3%
Industrial	6.3%
Utilities	5.9%
Consumer, Cyclical	1.9%

Total Long-Term Investments	96.2%
Short-Term Investments and Other Assets and Liabilities	3.8%

100.0%

MassMutual Premier Value Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Value Fund Class L, the Russell 1000 Value Index and the S&P 500 Index.

TOTAL RETURN

	One Year 11/1/07 - 10/31/08	Five Year Average Annual 11/1/03 - 10/31/08	Ten Year Average Annual 11/1/98 - 10/31/08
Class L	-40.71%	-0.52%	1.39%

Russell 1000 Value Index	-36.80%	1.90%	2.79%
S&P 500 Index	-36.10%	0.26%	0.40%

GROWTH OF $10,000 INVESTMENT FOR THE PAST TEN YEARS

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 1000 Value Index and the S&P 500 Index are unmanaged, do not incur expenses and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Value Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Value Fund Class S, Class A, Class A (sales load deducted), Class Y, Class N, Class N (CDSC fees deducted), the Russell 1000 Value Index and the S&P 500 Index.

TOTAL RETURN

	One Year 11/1/07 - 10/31/08	Since Inception Average Annual 11/1/04 - 10/31/08
Class S	-40.58%	-3.87%
Class A	-40.92%	-4.35%
Class A (Sales load deducted)*	-44.31%	-5.76%
Class Y	-40.63%	-3.96%
Class N	-41.07%	-4.69%
Class N (CDSC fees deducted)*	-41.59%	-4.69%

Russell 1000 Value Index	-36.80%	-1.23%
S&P 500 Index	-36.10%	-1.91%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 1000 Value Index and the S&P500 Index are unmanaged, do not incur expenses and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Core Value Equity Fund – Portfolio Manager Report

What is the investment objective of MassMutual Premier Core Value Equity Fund – and who are the Fund’s sub-advisers?

This Fund seeks to achieve long-term growth of capital and income. The Fund’s three sub-advisers are AllianceBernstein L.P. (AllianceBernstein), which manages approximately 21% of the Fund’s portfolio; Babson Capital Management LLC (Babson Capital), which manages approximately 23% of the Fund’s portfolio; and OFI Institutional Asset Management, Inc. (OFI Institutional), which is responsible for approximately 56% of the Fund’s portfolio.

How did the Fund perform since its inception on December 20, 2007?

The Fund’s Class S shares returned -35.00%, lagging the -32.12% return of the Russell 1000® Value Index (the “benchmark”), an unmanaged index consisting of those Russell 1000 securities (representing the 1000 largest U.S. companies based on market capitalization) with greater-than-average value orientation that tend to exhibit lower price-to-book ratios and forecasted growth values than securities in the growth universe.

What factors contributed to the Fund’s performance?	For a discussion on the economic and market environment during the 12-month period ended October 31, 2008, please see the Economic and Market Review, beginning on page 3.

The three portfolio components – managed by AllianceBernstein, Babson Capital and OFI Institutional – had mixed results in the year ended October 31, 2008:

The AllianceBernstein component’s performance relative to the benchmark was hurt by its financial holdings. The largest detractors came from names at the heart of September 2008’s cataclysmic events: American International Group (AIG), Fannie Mae and Freddie Mac. We sold all positions in the mortgage agencies, but retained AIG pending our thorough evaluation of the implications of the U.S. Government’s plan to shore up the company’s capital base. Although our financial holdings hampered the Fund’s performance, selected companies within the sector contributed. JPMorgan Chase provided the greatest lift to relative returns for the period, and insurance holding Travelers also contributed. Outside of financials, the portfolio’s overweight position relative to the benchmark and stock selection within the defensive consumer staples sector added to relative returns, with General Mills, Altria and Procter & Gamble topping the list of positive performers.

The Babson Capital component is managed using a quantitative model that focuses on four key elements of company fundamentals: earnings quality, valuation, momentum and earnings improvement. Over the course of the period from the Fund’s inception on December 20, 2007 through October 31, 2008, the model performed well. In particular, the valuation element added to performance of the model. Momentum was a strong factor early in the period, but subsequently turned around. The worst-performing sector for our model was global cyclicals, where the fundamentals turned weak very quickly. In the early part of 2008 many of the market fundamentals that had shown improvement in late 2007 became impaired and made it difficult for our strategy, which relies on historical trends to identify the best-performing sectors and stocks. Later in the period, the model performed more in line with expectations. The resulting strong stock selection in the financials, energy, industrials and materials sectors helped the Babson Capital component’s performance – as did our overweight position, relative to the benchmark, in the financials sector.

For the OFI Institutional component, the combination of a neutral-weighted position in health care and strong stock selection within the sector added to the Fund’s performance on a relative basis. Within utilities, an overweight position relative to the benchmark at the beginning of the period when commodity prices were soaring followed by a shift from an over- to underweight position – as demand slowed and prices fell – also benefited the portfolio. Despite some strong relative stock performance by our holdings in the consumer staples sector, the portfolio’s consistently underweight position in the sector throughout the year detracted from performance. In addition, the portfolio’s heavily overweight position in information technology hampered results when multiple holdings were hit hard due to new product cycles and declining sales forecasts’ negative impact on margins. Finally, in the battered financials sector, although we were broadly diversified and avoided the misfortunes of Lehman, AIG, Freddie Mac and

MassMutual Premier Core Value Equity Fund – Portfolio Manager Report (Continued)

Fannie Mae, the portfolio was hurt by its positions in UBS (since replaced with Julius Baer), National Financial Partners, Goldman Sachs and Morgan Stanley.

What is your outlook?

Our outlook for the next 12 months is cautiously optimistic. Although the financial situation has clearly turned out to be worse than first expected, the economy is scheduled for much stimulus, both domestically and abroad, and in a synchronized manner. Historically, it takes six to nine months for any fiscal stimulus to work its way through the markets. While clearly much of the reason for the decline sustained by the Fund is economically fundamental in nature, it is important to note that technical factors, such as the forced liquidations of some hedge funds and mutual funds, have led to indiscriminate selling within the markets. Once the market settles – and those hedge funds so destined are out of business – we believe the pendulum will swing back in the Fund’s favor.

MassMutual Premier Core Value Equity Fund Largest Holdings (% of Net Assets) on 10/31/08

JP Morgan Chase & Co.	4.2%
Devon Energy Corp.	3.6%
Exxon Mobil Corp.	2.9%
Bank of America Corp.	2.9%
Qualcomm, Inc.	2.8%
Abbott Laboratories	2.5%
Citigroup, Inc.	2.5%
Julius Baer Holding AG	2.4%
The Lubrizol Corp.	2.4%
AT&T, Inc.	2.3%

28.5%

MassMutual Premier Core Value Equity Fund Sector Table (% of Net Assets) on 10/31/08

Financial	25.3%
Consumer, Non-Cyclical	18.1%
Energy	16.4%
Communications	11.1%
Industrial	7.7%
Utilities	5.2%
Technology	4.8%
Basic Materials	4.7%
Consumer, Cyclical	3.9%
Diversified	0.0%
Total Long-Term Investments	97.2%
Short-Term Investments and Other Assets and Liabilities	2.8%

100.0%

MassMutual Premier Core Value Equity Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Core Value Equity Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, Class N, Class N (CDSC fees deducted) and the Russell 1000 Value Index.

TOTAL RETURN

Since Inception 12/20/07 - 10/31/08
Class S	-35.00%
Class A	-35.30%
Class A (Sales load deducted)*	-39.02%
Class Y	-35.10%
Class L	-35.10%
Class N	-35.50%
Class N (CDSC fees deducted)*	-36.15%

Russell 1000 Value Index	-32.12%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 1000 Value Index is unmanaged, does not incur expenses and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Enhanced Index Value Fund – Portfolio Manager Report

What is the investment objective of MassMutual Premier Enhanced Index Value Fund – and who is the Fund’s sub-adviser?

This Fund seeks to outperform the total return performance of its benchmark index, the Russell 1000® Value Index, while maintaining risk characteristics similar to those of the benchmark. The Fund’s sub-adviser is Babson Capital Management LLC (Babson Capital).

How did the Fund perform during the 12 months ended October 31, 2008?

The Fund’s Class S shares returned -35.50%, outperforming the -36.80% return of the Russell 1000 Value Index (the “benchmark”), an unmanaged index consisting of those Russell 1000 securities (representing the 1,000 largest U.S. companies based on market capitalization) with greater-than-average value orientation that tend to exhibit lower price-to-book ratios and forecasted growth values than securities in the growth universe.

What factors contributed to the Fund’s performance?	For a discussion on the economic and market environment during the 12-month period ended October 31, 2008, please see the Economic and Market Review, beginning on page 3.

We manage this Fund using a quantitative model that focuses on four key elements of company fundamentals: earnings quality, valuation, momentum and earnings improvement. These four elements incorporate additional individual factors that we believe can help identify whether companies are more likely either to outperform or underperform the benchmark.

Over the one-year period ended October 31, 2008, the Fund’s model performed well. In particular, the valuation component added to performance of the model. Momentum was a strong factor early in the year, but subsequently turned around. Stock selection within the financials sector was particularly strong overall. Our model did a good job picking up the deterioration in fundamentals of these stocks. The worst-performing sector for our model was global cyclicals, where the fundamentals turned weak very quickly.

Last year, there was a notable market shift from value to growth and, as a result, value factors performed poorly in the fourth quarter of 2007. With the continued dominance of growth over value during the final months of 2007, the quantitative model was able to take greater advantage of the factors that outperformed in November and December, including long-term growth, momentum and the more recently added dynamic growth factor. The early part of 2008 proved to be a difficult time for the Fund, as many of the market fundamentals that had shown improvement in late 2007 became impaired. This was especially the case in the financials sector and the overall market inflection made it difficult for our strategy, which relies on historical trends to identify the best-performing sectors and stocks. Overall, the Fund’s holdings in the financials and energy sectors were responsible for most of the underperformance.

During the second half of the one-year period ended October 31, 2008, the Fund’s model performed more in line with expectations. The resulting strong stock selection in the financials, energy, industrials and materials sectors drove the Fund’s performance – as did our overweight position, relative to the benchmark, in the financials sector.

What is your outlook?

The rough environment in the capital markets has had a dramatic impact on the total financial wealth of not only our nation, but of the world. Our government has undertaken dramatic steps that, in time, may help mitigate the crisis. We like to remind ourselves in times like these that the economy has historically tended to right itself over time. The destruction that we are going through is potentially laying the seeds for the next great bull market. Companies going out of business make the survivors more profitable due to decreased competition.

The prices of commodities, which hindered the economy in the first half of 2008, have retreated – dramatically lowering input cost for any number of goods. Finally, valuations priced into the markets are some of the lowest we have seen in decades. These are the seeds for growth in the equity markets, and

MassMutual Premier Enhanced Index Value Fund – Portfolio Manager Report (Continued)

they are being sown, in our view. The Fund has provided competitive relative and absolute returns over short-, medium- and long-term periods. We continue to believe that the model’s flexibility enables the Fund to adapt to market changes in order to help meet its investment objective.

MassMutual Premier Enhanced Index Value Fund Largest Holdings (% of Net Assets) on 10/31/08

Exxon Mobil Corp.	7.0%
General Electric Co.	3.4%
Chevron Corp.	3.3%
AT&T, Inc.	3.1%
JP Morgan Chase & Co.	3.1%
Johnson & Johnson	2.8%
Wells Fargo & Co.	2.8%
Bank of America Corp.	2.7%
The Procter & Gamble Co.	2.6%
Pfizer, Inc.	2.6%

33.4%

MassMutual Premier Enhanced Index Value Fund Sector Table (% of Net Assets) on 10/31/08

Financial	26.9%
Consumer, Non-Cyclical	19.6%
Energy	16.6%
Industrial	10.0%
Communications	9.5%
Consumer, Cyclical	6.5%
Utilities	5.7%
Basic Materials	2.6%
Technology	2.0%
Diversified	0.1%

Total Long-Term Investments	99.5%
Short-Term Investments and Other Assets and Liabilities	0.5%

100.0%

MassMutual Premier Enhanced Index Value Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Enhanced Index Value Fund Class Y and the Russell 1000 Value Index.

TOTAL RETURN

	One Year 11/1/07 - 10/31/08	Five Year Average Annual 11/1/03 - 10/31/08	Since Inception Average Annual 12/19/00 - 10/31/08
Class Y	-35.56%	1.86%	1.58%

Russell 1000 Value Index	-36.80%	1.90%	1.08%

Hypothetical Investments in MassMutual Premier Enhanced Index Value Fund Class S, Class A, Class A (sales load deducted), Class L, Class N, Class N (CDSC fees deducted) and the Russell 1000 Value Index.

TOTAL RETURN

	One Year 11/1/07 - 10/31/08	Since Inception Average Annual 11/1/04 - 10/31/08
Class S	-35.50%	-1.04%
Class A	-35.83%	-1.64%
Class A (Sales load deducted)*	-39.52%	-3.09%
Class L	-35.62%	-1.40%
Class N	-36.01%	-1.93%
Class N (CDSC fees deducted)*	-36.65%	-1.93%

Russell 1000 Value Index	-36.80%	-1.23%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 1000 Value Index is unmanaged, does not incur expenses and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Enhanced Index Core Equity Fund – Portfolio Manager Report

What is the investment objective of MassMutual Premier Enhanced Index Core Equity Fund – and who is the Fund’s sub-adviser?

This Fund seeks to outperform the total return performance of its benchmark index, the S&P 500® Index, while maintaining risk characteristics similar to those of the benchmark. The Fund’s sub-adviser is Babson Capital Management LLC (Babson Capital).

How did the Fund perform during the 12 months ended October 31, 2008?

The Fund’s Class S shares returned -36.92%, moderately underperforming the -36.10% return of the S&P 500 Index (the “benchmark”), a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies.

What factors contributed to the Fund’s performance?	For a discussion on the economic and market environment during the 12-month period ended October 31, 2008, please see the Economic and Market Review, beginning on page 3.

We manage this Fund using a quantitative model that focuses on four key elements of company fundamentals: earnings quality, valuation, momentum and earnings improvement. These four elements incorporate additional individual factors that we believe can help identify whether companies are more likely either to outperform or underperform the benchmark.

Over the one-year period ended October 31, 2008, the Fund’s model performed well. The valuation component added to performance of the model, as did the growth component. Momentum was a strong factor early in the year, but subsequently turned around. Stock selection within the financials sector was particularly strong. Our model did a good job picking up the deterioration in fundamentals of these stocks. The worst-performing sector for our model was global cyclicals, where the fundamentals turned weak very quickly.

Last year, there was a notable market shift from value to growth and, as a result, value factors performed poorly in the fourth quarter of 2007. With the continued dominance of growth over value during the final months of 2007, the quantitative model was able to take greater advantage of the factors that outperformed in November and December, including long-term growth, momentum and the more recently added dynamic growth factor. The early part of 2008 proved to be a difficult time for the Fund, as many of the market fundamentals that had shown improvement in late 2007 became impaired. This was especially the case in the financials sector and the overall market inflection made it difficult for our strategy, which relies on historical trends to identify the best-performing sectors and stocks. Overall, the Fund’s holdings in the energy, consumer discretionary and financials sectors were responsible for most of the underperformance.

As the one-year period ended October 31, 2008 wound down, the Fund’s model performed more in line with expectations. The resulting strong stock selection in the financials, energy and utilities sectors was the primary contributor.

What is your outlook?

The rough environment in the capital markets has had a dramatic impact on the total financial wealth of not only our nation, but of the world. Our government has undertaken dramatic steps that, in time, may help mitigate the crisis. We like to remind ourselves in times like these that the economy has historically tended to right itself over time. The destruction that we are going through is potentially laying the seeds for the next great bull market. Companies going out of business make the survivors more profitable due to decreased competition.

The prices of commodities, which hindered the economy in the first half of 2008, have retreated – dramatically lowering input cost for any number of goods. Finally, valuations priced into the markets are some of the lowest we have seen in decades. These are the seeds for growth in the equity markets, and they are being sown, in our view. We continue to believe that the model’s flexibility enables the Fund to adapt to market changes in order to help meet its investment objective.

MassMutual Premier Enhanced Index Core Equity Fund – Portfolio Manager Report (Continued)

MassMutual Premier Enhanced Index Core Equity Fund Largest Holdings (% of Net Assets) on 10/31/08

Exxon Mobil Corp.	4.8%
The Procter & Gamble Co.	2.6%
Johnson & Johnson	2.3%
International Business Machines Corp.	2.2%
Chevron Corp.	1.9%
General Electric Co.	1.8%
Hewlett-Packard Co.	1.8%
Bank of America Corp.	1.8%
JP Morgan Chase & Co.	1.8%
Wells Fargo & Co.	1.7%

22.7%

MassMutual Premier Enhanced Index Core Equity Fund Sector Table (% of Net Assets) on 10/31/08

Consumer, Non-Cyclical	22.8%
Financial	15.9%
Industrial	13.7%
Energy	12.8%
Technology	12.7%
Communications	9.1%
Consumer, Cyclical	7.6%
Utilities	3.2%
Basic Materials	2.7%
Diversified	0.0%

Total Long-Term Investments	100.5%
Short-Term Investments and Other Assets and Liabilities	(0.5)%

100.0%

MassMutual Premier Enhanced Index Core Equity Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Enhanced Index Core Equity Fund Class Y and the S&P 500 Index.

TOTAL RETURN

	One Year 11/1/07 - 10/31/08	Five Year Average Annual 11/1/03 - 10/31/08	Ten Year Average Annual 11/1/98 - 10/31/08
Class Y	-37.02%	-0.23%	-0.41%

S&P 500 Index	-36.10%	0.26%	0.40%

Hypothetical Investments in MassMutual Premier Enhanced Index Core Equity Fund Class S, Class A, Class A (sales load deducted) Class L, Class N, Class N (CDSC fees deducted) and the S&P 500 Index.

TOTAL RETURN

	One Year 11/1/07 - 10/31/08	Since Inception Average Annual 11/1/04 - 10/31/08
Class S	-36.92%	-2.31%
Class A	-37.19%	-2.81%
Class A (Sales load deducted)*	-40.80%	-4.24%
Class L	-37.05%	-2.58%
Class N	-37.48%	-3.14%
Class N (CDSC fees deducted)*	-38.10%	-3.14%

S&P 500 Index	-36.10%	-1.91%

GROWTH OF $10,000 INVESTMENT FOR THE PAST TEN YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index is unmanaged, does not incur expenses and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Main Street Fund – Portfolio Manager Report

What is the investment objective of MassMutual Premier Main Street Fund – and who is the Fund’s sub-adviser?

This Fund seeks a high total return by investing mainly in common stocks of U.S. companies of different capitalization ranges, presently focusing on large-capitalization issuers. The Fund’s sub-adviser is OFI Institutional Asset Management, Inc. (OFI Institutional).

How did the Fund perform during the 12 months ended October 31, 2008?

The Fund’s Class S shares returned -39.38%, lagging the -36.10% return of the S&P 500® Index (the “benchmark”), a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies.

What factors contributed to the Fund’s performance?	For a discussion on the economic and market environment during the 12-month period ended October 31, 2008, please see the Economic and Market Review, beginning on page 3.

In the context of the Fund’s quantitative approach, both our top-down model, which focuses on stocks based on market capitalization levels, and our bottom-up models, which concentrate on individual stock selection, detracted from the Fund’s performance for the one-year period ended October 31, 2008. The Fund started the year with an overweight to mega- and large-cap stocks relative to the benchmark. Conversely, the Fund ended the period with an underweight position within that same market capitalization range – and migrated to an overweight position in mid- and small-cap stocks, as our top-down market-cap model signaled a substantial directional shift. Since the end of January 2006 (when larger-cap stocks started to outperform), absolute returns have declined among most capitalization-based stock segments, and the larger-cap cluster outpaced the smaller-cap cluster, over the course of the last year.

Our multi-factor, bottom-up stock-selection models detracted from the Fund’s performance relative to the benchmark, as several large reversals between the momentum, valuation and risk factors damaged the portfolio and negatively affected the Fund’s performance. Ironically, momentum leaders from the second quarter of 2008 were hit hard in the third quarter, significantly underperforming cheap, low- quality recovery stocks amid the quarter’s painful volatility. The bottom-up component of our investment process underperformed overall, primarily due to the underperformance of our large-cap model.

While overall stock selection detracted from performance, most of the shortfall came in the consumer discretionary and health care sectors. On the bright side, stock selection within the financials and information technology sectors positively benefited the Fund’s performance.

What is your outlook?

As this difficult financial environment persists, we expect investors will gravitate towards the types of companies our models deem attractive. Our top-down market capitalization model has signaled a directional shift towards favoring smaller companies as a result of credit spreads widening to all-time highs, among other factors. Credit spreads are the differences in yields between comparable bonds, with widening spreads often indicating increasing yields and decreasing prices for bonds. In this type of environment, investors may seek to invest in smaller companies with higher growth potential.

A hallmark of our quantitative investment process has been the systematic refinement and advancement in evaluating and exploiting market inefficiencies. We began to employ conditional factor predictions based on macroeconomic and financial market variables to our bottom-up models earlier in the year. We continue to evolve, adapt, and enhance our investment approach and are quite pleased that the application of several years of research seems to have coincided with a historically significant period in the financial markets.

We have currently positioned the Fund to take advantage of compelling factors and major dislocations within the market. In essence, the Fund is positioned for a rebound. Within the bottom-up stock-selection models, we have balanced the momentum, value, quality, and beta factors, which have historically worked well in similar macroeconomic environments.

MassMutual Premier Main Street Fund – Portfolio Manager Report (Continued)

MassMutual Premier Main Street Fund Largest Holdings (% of Net Assets) on 10/31/08

Exxon Mobil Corp.	4.5%
Microsoft Corp.	2.6%
Chevron Corp.	2.4%
Intel Corp.	1.8%
Hewlett-Packard Co.	1.8%
International Business Machines Corp.	1.7%
General Electric Co.	1.7%
AT&T, Inc.	1.7%
Cisco Systems, Inc.	1.6%
Johnson & Johnson	1.6%

21.4%

MassMutual Premier Main Street Fund Sector Table (% of Net Assets) on 10/31/08

Energy	20.1%
Technology	17.1%
Consumer, Non-Cyclical	15.1%
Industrial	14.1%
Communications	11.2%
Financial	9.2%
Consumer, Cyclical	6.5%
Basic Materials	5.1%
Utilities	0.8%

Total Long-Term Investments	99.2%
Short-Term Investments and Other Assets and Liabilities	0.8%

100.0%

MassMutual Premier Main Street Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Main Street Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, Class N, Class N (CDSC fees deducted) and the S&P 500 Index.

TOTAL RETURN

	One Year 11/1/07 - 10/31/08	Since Inception Average Annual 12/31/04 - 10/31/08
Class S	-39.38%	-4.94%
Class A	-39.67%	-5.45%
Class A (Sales load deducted)*	-43.14%	-6.90%
Class Y	-39.40%	-5.11%
Class L	-39.50%	-5.19%
Class N	-39.88%	-5.74%
Class N (CDSC fees deducted)*	-40.39%	-5.74%

S&P 500 Index	-36.10%	-3.88%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index is unmanaged, does not incur expenses and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Capital Appreciation Fund – Portfolio Manager Report

What is the investment objective of MassMutual Premier Capital Appreciation Fund – and who is the Fund’s sub-adviser?

This Fund seeks long-term capital appreciation by investing mainly in common stocks of “growth companies.” These may be newer companies or established companies of any capitalization range that the Fund’s sub-adviser believes may appreciate in value over the long term. The Fund’s sub-adviser is OppenheimerFunds, Inc. (OFI).

How did the Fund perform during the 12 months ended October 31, 2008?

The Fund’s Class S shares returned -42.46%, trailing the -36.95% return of the Russell 1000® Growth Index (the “benchmark”), an unmanaged index consisting of those Russell 1000 securities (representing the 1,000 largest U.S. companies based on market capitalization) with greater-than-average growth orientation that tend to exhibit higher price-to-book ratios and forecasted growth values than securities in the value universe.

What factors contributed to the Fund’s performance?	For a discussion on the economic and market environment during the 12-month period ended October 31, 2008, please see the Economic and Market Review, beginning on page 3.

In an environment where a housing crisis led to a financial crisis that ultimately morphed into a general economic crisis, there were few places for investors to hide. The usual “safe haven” sectors – health care and consumer staples – were no exception, as each realized double-digit losses for the reporting period.

Within energy, we timed our allocation shifts to good effect. The Fund held an underweight position relative to the benchmark earlier in the year when commodity prices were near their top. As prices rolled over in late summer 2008, the portfolio’s underweight position worked to the Fund’s benefit. We have since shifted the portfolio to an overweight position. Avoiding the utilities sector entirely also proved helpful, as this sector was hurt by restrictive debt markets, collapsing commodity prices and declining usage demand.

In health care, favorable stock selection and a beneficial shift from an under- to an overweight position over the year combined to fuel the Fund’s progress. Strong relative performance from Gilead, Roche and Celgene added value. Within materials, long-term holdings Monsanto and Praxair turned in strong relative results, despite weakening demand for industrial/agricultural products.

Although we were correct to hold an underweight position in the consumer discretionary sector overall, certain individual holdings more than offset any allocation benefits. Specifically, Las Vegas Sands struggled against imploding credit markets and declining gambling revenues, and Focus Media was hurt by waning advertising in China. Furthermore, despite good relative performance from Nestle, Wal-Mart, and Pepsi, our consistent underweight position in the consumer staples sector overall detracted from the Fund’s relative performance. The rationale underlying the Fund’s positioning was that as money fled to safe haven sectors, valuations there became expensive relative to growth; thus, we believed (and still believe) that more attractive opportunities could be found in other areas of the market.

Information technology, where we maintained a heavily overweight position in the portfolio, detracted from performance. Multiple holdings declined as new product cycles and declining sales forecasts hurt margins. We still believe that the investment thesis underpinning our positions in such market leaders as Research in Motion, Google and Apple remains intact. The most battered of all sectors this year was financials. Although we were broadly diversified in the sector and avoided the misfortunes of Lehman, AIG, Freddie Mac and Fannie Mae, we were hurt by positions in Goldman Sachs, CME group, and hedge-fund related Och-Ziff Management.

What is your outlook?

Our outlook for the next 12 months is cautiously optimistic. Although the financial situation has clearly turned out worse than first expected, the economy is scheduled for much stimulus, both domestically and abroad and in a synchronized manner. Historically, it takes six to nine months for any fiscal stimulus to work its way through the markets. While clearly much of the reason for the decline sustained by the

MassMutual Premier Capital Appreciation Fund – Portfolio Manager Report (Continued)

Fund is economically fundamental in nature, it is important to note that technical factors, such as the forced liquidations of some hedge funds and mutual funds, have led to indiscriminate selling within the markets. Once the market settles – and those hedge funds so destined are out of business – we believe the potential will exist for the pendulum to swing back in the Fund’s favor.

MassMutual Premier
Capital Appreciation Fund
Largest Holdings
(% of Net Assets) on 10/31/08

Monsanto Co.	3.9%
Google, Inc. Class A	3.8%
Qualcomm, Inc.	3.4%
Apple, Inc.	3.0%
Nestle SA	2.2%
Research In Motion Ltd.	2.2%
Praxair, Inc.	2.2%
Express Scripts, Inc.	2.1%
Baxter International, Inc.	2.0%
Cisco Systems, Inc.	2.0%

26.8%

MassMutual Premier
Capital Appreciation Fund
Sector Table
(% of Net Assets) on 10/31/08

Consumer, Non-Cyclical	26.5%
Communications	17.3%
Technology	16.8%
Energy	9.7%
Industrial	9.1%
Financial	7.2%
Basic Materials	7.0%
Consumer, Cyclical	4.9%

Total Long-Term Investments	98.5%
Short-Term Investments and Other Assets and Liabilities	1.5%

100.0%

MassMutual Premier Capital Appreciation Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Capital Appreciation Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, Class N, Class N (CDSC fees deducted) and the Russell 1000 Growth Index.

TOTAL RETURN

	One Year 11/1/07 - 10/31/08	Since Inception Average Annual 12/31/04 - 10/31/08
Class S	-42.46%	-6.27%
Class A	-42.62%	-6.60%
Class A (Sales load deducted)*	-45.92%	-8.04%
Class Y	-42.49%	-6.38%
Class L	-42.55%	-6.49%
Class N	-42.85%	-6.96%
Class N (CDSC fees deducted)*	-43.41%	-6.96%

Russell 1000 Growth Index	-36.95%	-4.38%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 1000 Growth Index is unmanaged, does not incur expenses and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Core Growth Fund – Portfolio Manager Report

What is the investment objective of MassMutual Premier Core Growth Fund – and who is the Fund’s sub-adviser?

This Fund seeks to achieve long-term capital and income growth through investment primarily in common stocks of companies having a large or mid-size market capitalization. Current yield is secondary to the long-term growth objective. The Fund’s sub-adviser is OFI Institutional Asset Management, Inc. (OFI Institutional).

How did the Fund perform during the 12 months ended October 31, 2008?

The Fund’s Class S shares returned -42.94%, underperforming the -36.95% return of the Russell 1000® Growth Index (the “benchmark”), an unmanaged index consisting of those Russell 1000 securities (representing the 1,000 largest U.S. companies based on market capitalization) with greater-than-average growth orientation that tend to exhibit higher price-to-book ratios and forecasted growth values than securities in the value universe.

What factors contributed to the Fund’s performance?	For a discussion on the economic and market environment during the 12-month period ended October 31, 2008, please see the Economic and Market Review, beginning on page 3.

In an environment where a housing crisis led to a financial crisis that ultimately morphed into a general economic crisis, there were few places for investors to hide. Market sectors ordinarily considered safe havens by investors during difficult times– namely, health care and consumer staples – were no exception, as each realized double-digit losses for the reporting period.

Within energy, our allocation shifts were well timed. The Fund held an underweight position relative to the benchmark earlier in the year when commodity prices were near their highs; as prices began to fall in late summer 2008, the portfolio’s underweight position benefited the Fund. We have since shifted the portfolio to an overweight position. Avoiding the utilities sector entirely also proved helpful, as this sector was hurt by restrictive debt markets, collapsing commodity prices and declining usage demand.

In health care, favorable stock selection and a beneficial shift from an under- to an overweight position over the year gave the Fund strength. Strong relative performance from Gilead, Roche and Celgene added value. Within materials, long-term holdings Monsanto and Praxair turned in strong relative results, despite weakening demand for industrial/agricultural products.

Although we were correct to hold an underweight position in the consumer discretionary sector overall, certain individual holdings offset the portfolio’s allocation benefits. Specifically, Las Vegas Sands struggled against imploding credit markets and declining gambling revenues, and Focus Media was hurt by waning advertising in China. Furthermore, despite good relative performance from Nestle, Wal-Mart, and Pepsi, our consistent underweight position in the consumer staples sector overall hampered the Fund’s relative performance. The rationale underlying the Fund’s positioning was that as money fled to safe haven sectors, valuations there became expensive relative to growth; thus, we believed (and still believe) that more attractive opportunities could be found in other areas of the market.

Information technology, where we maintained a heavily overweight position in the portfolio, detracted from performance. Multiple holdings suffered as new product cycles and declining sales forecasts hurt margins. We still believe that the investment thesis underpinning our positions in such market leaders as Research in Motion, Google and Apple remains intact. The most battered of all sectors this year was financials. Although we were broadly diversified in the sector and avoided the misfortunes of Lehman, AIG, Freddie Mac and Fannie Mae, the Fund’s progress was hampered by portfolio positions in Goldman Sachs, CME group, and hedge-fund related Och-Ziff Management.

What is your outlook?

Our outlook for the next 12 months is cautiously optimistic. Although the financial situation has clearly turned out worse than first expected, the economy is scheduled for much stimulus, both domestically and abroad and in a synchronized manner. Historically, it takes six to nine months for any fiscal stimulus to work its way through the markets. While clearly much of the reason for the decline sustained by the Fund is economically fundamental in nature, it is important to note that technical factors, such as the

MassMutual Premier Core Growth Fund – Portfolio Manager Report (Continued)

forced liquidation of some hedge funds and mutual funds, have led to indiscriminate selling within the markets. Once the market settles – and has weeded out those weaker hedge funds – we believe the potential will exist for the pendulum to swing back in the Fund’s favor.

MassMutual Premier
Core Growth Fund
Largest Holdings
(% of Net Assets) on 10/31/08

Google, Inc. Class A	4.1%
Monsanto Co.	3.8%
Qualcomm, Inc.	3.4%
Apple, Inc.	3.0%
Research In Motion Ltd.	2.2%
Nestle SA	2.3%
Praxair, Inc.	2.2%
Baxter International, Inc.	2.1%
Express Scripts, Inc.	2.1%
Cisco Systems, Inc.	2.0%

27.2%

MassMutual Premier
Core Growth Fund
Sector Table
(% of Net Assets) on 10/31/08

Consumer, Non-Cyclical	26.4%
Communications	17.5%
Technology	16.8%
Energy	9.8%
Industrial	9.0%
Financial	7.2%
Basic Materials	7.0%
Consumer, Cyclical	4.9%

Total Long-Term Investments	98.6%
Short-Term Investments and Other Assets and Liabilities	1.4%

100.0%

MassMutual Premier Core Growth Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Core Growth Fund Class S and the Russell 1000 Growth Index.

TOTAL RETURN

	One Year 11/1/07 - 10/31/08	Five Year Average Annual 11/1/03 - 10/31/08	Ten Year Average Annual 11/1/98 - 10/31/08
Class S	-42.94%	-3.15%	-3.20%

Russell 1000 Growth Index	-36.95%	-1.29%	-2.10%

GROWTH OF $10,000 INVESTMENT FOR THE PAST TEN YEARS

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 1000 Growth Index is unmanaged, does not incur expenses and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Core Growth Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Core Growth Fund Class A, Class A (sales load deducted), Class Y, Class L, Class N, Class N (CDSC fees deducted) and the Russell 1000 Growth Index.

TOTAL RETURN

	One Year 11/1/07 - 10/31/08	Since Inception Average Annual 11/1/04 - 10/31/08
Class A	-43.26%	-6.22%
Class A (Sales load deducted)*	-46.52%	-7.59%
Class Y	-43.02%	-5.85%
Class L	-43.13%	-6.00%
Class N	-43.45%	-6.51%
Class N (CDSC fees deducted)*	-44.02%	-6.51%

Russell 1000 Growth Index	-36.95%	-2.42%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 1000 Growth Index is unmanaged, does not incur expenses and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Enhanced Index Growth Fund – Portfolio Manager Report

What is the investment objective of MassMutual Premier Enhanced Index Growth Fund – and who is the Fund’s sub-adviser?

This Fund seeks to outperform the total return performance of its benchmark index, the Russell 1000® Growth Index, while maintaining risk characteristics similar to those of the benchmark. The Fund’s sub-adviser is Babson Capital Management LLC (Babson Capital).

How did the Fund perform during the 12 months ended October 31, 2008?

The Fund’s Class S shares returned -37.16%, modestly trailing the -36.95% return of the Russell 1000 Growth Index (the “benchmark”), an unmanaged index consisting of those Russell 1000 securities (representing the 1,000 largest U.S. companies based on market capitalization) with greater-than-average growth orientation that tend to exhibit higher price-to-book ratios and forecasted growth values than securities in the value universe.

What factors contributed to the Fund’s performance?	For a discussion on the economic and market environment during the 12-month period ended October 31, 2008, please see the Economic and Market Review, beginning on page 3.

We manage this Fund using a quantitative model that focuses on four key elements of company fundamentals: earnings quality, valuation, momentum and earnings improvement. These four elements incorporate additional individual factors that we believe can help identify whether companies are more likely either to outperform or underperform the benchmark.

Over the one-year period ended October 31, 2008, the Fund’s model performed well. In particular, the growth component added to performance of the model. Momentum was a strong factor early in the year, but subsequently turned around. Stock selection within the consumer discretionary sector was particularly strong overall. Our model did a good job picking up the deterioration in fundamentals of these stocks. The worst-performing sector for our model was basic materials, where the stocks traded on rapid changes in commodity prices, which dropped rapidly as the year came to a close.

Last year, there was a notable market shift from value to growth and, as a result, growth factors outperformed their value counterparts in the fourth quarter of 2007. With the continued dominance of growth over value during the final months of 2007, the quantitative model was able to take greater advantage of the factors that outperformed in November and December, including long-term growth, momentum and the more recently added dynamic growth factor. The early part of 2008 proved to be a difficult time for the Fund, as many of the market fundamentals that had shown improvement in late 2007 became impaired. This was especially the case in the financials sector and the overall market inflection made it difficult for our strategy, which relies on historical trends to identify the best-performing sectors and stocks. Overall, the Fund’s holdings in the energy, health care and information technology sectors were responsible for most of the underperformance.

Early in the second half of the one-year period ended October 31, 2008, the Fund’s model performed more in line with expectations, with the growth dynamic being especially strong. The resulting strong stock selection in the industrials and materials sectors drove the Fund’s performance. As the year wound down, however, the Fund’s momentum factors detracted from performance. The resulting underweight positions in the consumer staples and health care sectors – along with weak stock selection in the materials and industrials sectors – were the primary detractors from performance.

What is your outlook?

The rough environment in the capital markets has had a dramatic impact on the total financial wealth of not only our nation, but of the world. Our government has undertaken dramatic steps that, in time, may help mitigate the crisis. We like to remind ourselves in times like these that the economy has historically tended to right itself over time. The destruction that we are going through is potentially laying the seeds for the next great bull market. Companies going out of business make the survivors more profitable due to decreased competition.

MassMutual Premier Enhanced Index Growth Fund – Portfolio Manager Report (Continued)

The prices of commodities, which hindered the economy in the first half of 2008, have retreated – dramatically lowering input cost for any number of goods. Finally, valuations priced into the markets are some of the lowest we have seen in decades. These are the seeds for growth in the equity markets, and they are being sown, in our view. The Fund has provided competitive relative and absolute returns over short-, medium- and long-term periods. We continue to believe that the model’s flexibility enables the Fund to adapt to market changes in order to help meet its investment objective.

MassMutual Premier Enhanced Index Growth Fund Largest Holdings (% of Net Assets) on 10/31/08

International Business Machines Corp.	3.3%
Microsoft Corp.	3.2%
Wal-Mart Stores, Inc.	2.8%
Hewlett-Packard Co.	2.7%
Cisco Systems, Inc.	2.3%
Intel Corp.	2.3%
Exxon Mobil Corp.	2.0%
Philip Morris International, Inc.	2.0%
Abbott Laboratories	1.7%
The Procter & Gamble Co.	1.7%

24.0%

MassMutual Premier Enhanced Index Growth Fund Sector Table (% of Net Assets) on 10/31/08

Consumer, Non-Cyclical	27.8%
Technology	21.7%
Industrial	13.9%
Consumer, Cyclical	10.4%
Energy	9.0%
Communications	8.9%
Financial	3.9%
Basic Materials	3.5%
Utilities	1.2%

Total Long-Term Investments	100.3%
Short-Term Investments and Other Assets and Liabilities	(0.3)%

100.0%

MassMutual Premier Enhanced Index Growth Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Enhanced Index Growth Fund Class Y and the Russell 1000 Growth Index.

TOTAL RETURN

	One Year 11/1/07 - 10/31/08	Five Year Average Annual 11/1/03 - 10/31/08	Since Inception Average Annual 12/19/00- 10/31/08
Class Y	-37.16%	-1.28%	-4.47%

Russell 1000 Growth Index	-36.95%	-1.29%	-5.48%

Hypothetical Investments in MassMutual Premier Enhanced Index Growth Fund Class S, Class A, Class A (sales load deducted), Class L, Class N, Class N (CDSC fees deducted) and the Russell 1000 Growth Index.

TOTAL RETURN

	One Year 11/1/07 - 10/31/08	Since Inception Average Annual 11/1/04 - 10/31/08
Class S	-37.16%	-2.52%
Class A	-37.38%	-2.89%
Class A (Sales load deducted)*	-40.98%	-4.31%
Class L	-37.22%	-2.66%
Class N	-37.52%	-3.17%
Class N (CDSC fees deducted)*	-38.13%	-3.17%

Russell 1000 Growth Index	-36.95%	-2.42%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 1000 Growth Index is unmanaged, does not incur expenses and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Discovery Value Fund – Portfolio Manager Report

What is the investment objective of MassMutual Premier Discovery Value Fund – and who is the Fund’s sub-adviser?

This Fund seeks long-term capital appreciation by investing mainly in stocks of U.S. issuers having a market capitalization up to $13 billion. This includes both small-cap stocks (stocks of issuers that have a market capitalization under $3 billion) and mid-cap stocks (stocks of issuers having a capitalization between $3 billion and $13 billion). The Fund’s sub-adviser is OFI Institutional Asset Management, Inc. (OFI Institutional).

How did the Fund perform during the 12 months ended October 31, 2008?

The Fund’s Class S shares returned -48.60%, markedly underperforming the -38.83% return of the Russell Midcap® Value Index (the “benchmark”), a widely recognized, unmanaged index that measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000® Value Index. The Fund also widely trailed the -33.64% return of the Russell 2500® Value Index, an unmanaged index representative of common stocks of small- and mid-capitalization U.S. companies with lower price-to-book ratios and lower forecasted growth values.

What factors contributed to the Fund’s performance?	For a discussion on the economic and market environment during the 12-month period ended October 31, 2008, please see the Economic and Market Review, beginning on page 3.

In an environment where a housing crisis led to a financial crisis that ultimately became a general economic crisis, there were few places for investors to hide. The usual “safe haven” sectors – health care and consumer staples – were no exceptions, as each realized a loss in excess of 30% for the one-year period ended October 31, 2008.

The year proved, uncharacteristically, a disappointment across all economic sectors, as the historically attractive nature of the mid-cap universe proved particularly vulnerable to collapsing credit markets, vanishing liquidity, bearish consumer sentiment and negative earnings revisions.

Among sectors, the largest detractors from the Fund’s performance were financials, industrials and utilities. Although the portfolio benefited from its underweight position relative to the benchmark in financials, the Fund fell victim to its exposure to National Financial Partners, Protective Life Corp., independent distributors of financial services products, and real estate holding companies in need of financing, including General Growth Properties. In industrial stocks, several portfolio holdings struggled as concern grew over an extended and deeper recession than had been previously forecasted. These companies included Navios Maritime, McDermott International, Atlas Air Worldwide and Goodrich – all of which suffered double-digit losses. Finally, utilities stocks were negatively affected by several factors: restrictive debt markets, collapsing commodity prices (coal and natural gas), and declining usage demand. Despite the Fund’s slightly underweight position in the utilities sector, holdings Dynegy (since sold) and FirstEnergy were especially hurt.

What is your outlook?

Our disciplined, bottom-up stock-selection process, rooted in the analysis of a company’s long-term earnings power, has worked well over the years and in varying market conditions. The year ended October 31, 2008 was different, however, as the market was crippled by the lack of a fundamental factor critical to any investment process: liquidity.

Our outlook for the next 12 months is cautiously optimistic. Although the financial situation has clearly turned out to be worse than first expected, the economy is scheduled for much stimulus, both domestically and abroad, and in a synchronized manner. Historically, it takes six to nine months for any fiscal stimulus to work its way through the markets. While clearly much of the reason for the decline sustained by the Fund is economically fundamental in nature, it is important to note that technical factors, such as the forced liquidations of some hedge funds and mutual funds, have led to indiscriminate selling within the markets. Once the market settles – and those hedge funds so destined are out of business – we believe the pendulum may swing back in the Fund’s favor.

MassMutual Premier Discovery Value Fund – Portfolio Manager Report (Continued)

MassMutual Premier Discovery Value Fund Largest Holdings (% of Net Assets) on 10/31/08

ACE Ltd.	2.6%
Lorillard, Inc.	2.4%
SLM Corp.	2.4%
Everest Re Group Ltd.	2.4%
The Lubrizol Corp.	2.4%
CMS Energy Corp.	2.3%
Julius Baer Holding AG	2.1%
Cleco Corp.	1.9%
McAfee, Inc.	1.8%
DaVita, Inc.	1.7%

22.0%

MassMutual Premier Discovery Value Fund Sector Table (% of Net Assets) on 10/31/08

Financial	19.7%
Industrial	14.1%
Consumer, Non-Cyclical	12.0%
Communications	9.9%
Consumer, Cyclical	9.8%
Technology	8.3%
Utilities	6.9%
Energy	6.4%
Basic Materials	6.2%
Diversified	0.9%

Total Long-Term Investments	94.2%
Short-Term Investments and Other Assets and Liabilities	5.8%

100.0%

MassMutual Premier Discovery Value Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Discovery Value Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, Class N, Class N (CDSC fees deducted), the Russell Midcap Value Index and the Russell 2500 Value Index.

TOTAL RETURN

	One Year 11/1/07 - 10/31/08	Since Inception Average Annual 12/1/05- 10/31/08
Class S	-48.60%	-10.15%
Class A	-48.86%	-10.56%
Class A (Sales load deducted)*	-51.80%	-12.36%
Class Y	-48.62%	-10.18%
Class L	-48.71%	-10.32%
Class N	-49.02%	-10.84%
Class N (CDSC fees deducted)*	-49.50%	-10.84%

Russell Midcap Value Index	-38.83%	-8.11%
Russell 2500 Value Index	-33.64%	-7.38%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell Midcap Value Index and the Russell 2500 Value Index are unmanaged, do not incur expenses and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges asset forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Small Capitalization Value Fund – Portfolio Manager Report

What is the investment objective of MassMutual Premier Small Capitalization Value Fund – and who is the Fund’s sub-adviser?

This Fund seeks to achieve long-term capital appreciation primarily through investment in small to medium-size companies. The Fund’s sub-adviser is OFI Institutional Asset Management, Inc. (OFI Institutional).

How did the Fund perform during the 12 months ended October 31, 2008?

The Fund’s Class S shares returned -41.71%, substantially underperforming the -30.54% return of the Russell 2000® Value Index (the “benchmark”), an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. Similarly, the Fund’s -41.71% return trailed the -34.16% return of the Russell 2000 Index, a widely recognized, unmanaged index representative of common stocks of smaller capitalized U.S. companies.

Going forward, the Fund’s performance will be compared to the Russell 2000 Value Index rather than the Russell 2000 Index because the Russell 2000 Value Index more closely represents the Fund’s investment strategy.

What factors contributed to the Fund’s performance?	For a discussion on the economic and market environment during the 12-month period ended October 31, 2008, please see the Economic and Market Review, beginning on page 3.

Early in the period covered by this report (the one-year period ended October 31, 2008), portfolio security selection decisions helped to drive the Fund’s results, although underperformance in the financials, industrials, consumer staples and consumer discretionary sectors detracted. Selection was positive in six of the 10 economic sectors, and portfolio investments in the health care sector contributed to performance. Among portfolio detractors, mildly disadvantageous results in financials were only partially offset by a heavily underweight position relative to the benchmark in that sector.

As the subprime mortgage crisis evolved, our research analysts increasingly questioned the quality of balance sheet and earnings data available for many firms within the financials sector. In response, our investment team created a watch list highlighting firms with business ties to the subprime industry, including companies with exposure to other potentially distressed borrowers. For most companies on the list, we either limited the Fund’s allowable position size or prohibited purchase altogether. While our overall view of the financials sector remains guarded, we continue to identify opportunities within that market segment and have been allocating a slightly larger weighting to regional banks and insurers.

National Financial Partners, which distributes financial products and services to high-net-worth individuals, has seen both a decline in revenue and an increase in expenses recently, contributing to its 67% decline in the reporting period. Unfortunately, the Fund held an overweight position in this issue.

The Fund’s industrials sector holdings also proved costly later in the reporting horizon. Many stocks, particularly from the machinery group, had performed exceptionally well earlier in the year, as rising commodity prices helped drive demand for machinery. As the market turned negative (especially in September and October 2008), however, investors aggressively sold those names in order to capture profits. Importantly, there were no significant changes in the underlying fundamentals of these companies. For that reason, we continued to favorably view a number of industrial stocks that fell as the reporting period came to a close. Broad market weakness and fluctuating currency exchange rates were cited following reduced estimates and price targets for several staffing companies, including Hudson Highland Group – the most costly holding in the industrials sector over the period.

What is your outlook?

It has been a difficult time for investors – housing remains weak, and it is nearly impossible to say when the financial markets will return to a more historically normal level of activity. The banking and broader financial systems need to rebuild capital, and it will take time for the market to work through these issues. The cost of the Congressional rescue plan remains unclear. The expansion of liquidity has the potential

MassMutual Premier Small Capitalization Value Fund – Portfolio Manager Report (Continued)

to be inflationary, U.S. Treasury securities rates are likely to trend higher, lending conditions could remain tight, and economic growth could be muted for some time.

While the outlook is intimidating, there are still investment opportunities. Increasing levels of risk will ultimately be re-priced in the marketplace; we are beginning to see this in both equity and fixed-income markets. At its onset, this created unprecedented turbulence and even chaos for investors. However, as the markets work through this re-pricing and stabilize at some level, we believe it will be an advantageous environment for our disciplined investment process. We continue to focus on favorably valued firms with sustainable earnings and strong balance sheets. Given time, we believe these types of holdings could lead to strong performance for the Fund.

MassMutual Premier Small Capitalization Value Fund Largest Holdings (% of Net Assets) on 10/31/08

CH Energy Group, Inc.	2.1%
Ruddick Corp.	2.1%
Bob Evans Farms, Inc.	2.1%
Polaris Industries, Inc.	1.9%
Consolidated Communications Holdings, Inc.	1.8%
Glatfelter	1.8%
Comfort Systems USA, Inc.	1.8%
California Water Service Group	1.7%
Aspen Insurance Holdings Ltd.	1.7%
Jack in the Box, Inc.	1.7%

18.7%

MassMutual Premier Small Capitalization Value Fund Sector Table (% of Net Assets) on 10/31/08

Financial	38.0%
Consumer, Cyclical	16.9%
Industrial	15.4%
Technology	6.4%
Consumer, Non-Cyclical	6.4%
Utilities	5.5%
Basic Materials	4.5%
Communications	4.3%
Energy	2.4%

Total Long-Term Investments	99.8%
Short-Term Investments and Other Assets and Liabilities	0.2%

100.0%

MassMutual Premier Small Capitalization Value Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Small Capitalization Value Fund Class S, the Russell 2000 Value Index and the Russell 2000 Index.

TOTAL RETURN

	One Year 11/1/07 - 10/31/08	Five Year Average Annual 11/1/03 - 10/31/08	Since Inception Average Annual 12/19/00- 10/31/08
Class S	-41.71%	-2.75%	1.85%

Russell 2000 Value Index	-30.54%	3.05%	6.92%
Russell 2000 Index	-34.16%	1.57%	3.21%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 2000 Value Index and the Russell 2000 Index are unmanaged, do not incur expenses and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

68

MassMutual Premier Small Capitalization Value Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Small Capitalization Value Fund Class A, Class A (sales load deducted), Class Y, Class L, Class N, Class N (CDSC fees deducted), the Russell 2000 Value Index and the Russell 2000 Index

TOTAL RETURN

	One Year 11/1/07 - 10/31/08	Since Inception Average Annual 11/1/04 - 10/31/08
Class A	-41.89%	-7.60%
Class A (Sales load deducted)*	-45.23%	-8.96%
Class Y	-41.70%	-7.26%
Class L	-41.74%	-7.33%
Class N	-42.09%	-7.89%
Class N (CDSC fees deducted)*	-42.51%	-7.89%

Russell 2000 Value Index	-30.54%	-0.38%
Russell 2000 Index	-34.16%	-0.82%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 2000 Value Index and the Russell 2000 Index are unmanaged, do not incur expenses and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

69

MassMutual Premier Main Street Small Cap Fund – Portfolio Manager Report

What is the investment objective of MassMutual Premier Main Street Small Cap Fund – and who is the Fund’s sub-adviser?

This Fund seeks capital appreciation by investing mainly in common stocks of small-capitalization (“small-cap”) U.S. companies that are considered by the Fund’s sub-adviser to have favorable business trends or prospects. These may include “growth” and/or “value” common stocks and other equity securities, including foreign securities. The Fund’s sub-adviser is OFI Institutional Asset Management, Inc. (OFI Institutional).

How did the Fund perform during the 12 months ended October 31, 2008?

The Fund’s Class S shares returned -38.43%, underperforming the -34.16% return of the Russell 2000® Index (the “benchmark”), a widely recognized, unmanaged index representative of common stocks of smaller capitalized U.S. companies.

What factors contributed to the Fund’s performance?	For a discussion on the economic and market environment during the 12-month period ended October 31, 2008, please see the Economic and Market Review, beginning on page 3.

In the context of the Fund’s quantitative approach, our top-down model, which focuses on stocks based on market capitalization levels, proved beneficial to performance, while our bottom-up models, which concentrate on individual stock selection, detracted from overall performance. The Fund’s top-down relative allocation to a greater proportion of larger-cap stocks benefited the Fund for the 12-month period ended October 31, 2008. In fact, returns declined among the mid-, small- and micro-cap market segments that make up the benchmark. Throughout the last half of the reporting period, we substantially shifted the Fund’s allocation in favor of smaller-cap stocks that reside within our universe.

Our multi-factor, bottom-up stock-selection models detracted from the Fund’s relative performance during the year, as several large reversals between the momentum, valuation and risk factors damaged our portfolio and hampered the Fund’s progress. Ironically, momentum leaders from the second quarter of 2008 were hurt in the third quarter, significantly underperforming cheap, low-quality recovery stocks amid the quarter’s painful volatility. The bottom-up component of our investment process underperformed overall, primarily due to the underperformance of our mid-cap model.

While stock selection on the whole hurt comparisons, most of the shortfall came from the industrials sector, with commercial services, machinery, and supplies stocks detracting most. On the bright side, stock selection within the Fund’s greatest overweight sector, information technology, proved beneficial.

What is your outlook?

As this difficult financial environment persists, we expect investors will gravitate towards the types of companies our models deem attractive. Our top-down market capitalization model has signaled a directional shift towards favoring smaller companies as a result of credit spreads widening to all-time highs, among other factors. Credit spreads are the differences in yields between comparable bonds, with widening spreads often indicating increasing yields and decreasing prices for bonds. In this type of environment, investors may seek to invest in smaller companies with higher growth potential.

A hallmark of our quantitative investment process has been the systematic refinement and advancement in evaluating and exploiting market inefficiencies. We began to employ conditional factor predictions based on macroeconomic and financial market variables to our bottom-up models earlier in the year. We will continue to evolve, adapt and enhance our investment approach and are quite pleased that the application of several years of research seems to have coincided with a historically significant period in the financial markets.

We have currently positioned the Fund to take advantage of compelling factors and major dislocations within the market. Within the bottom-up stock selection models, we have balanced the momentum, value, quality and beta factors, which have historically worked well in similar macroeconomic environments.

MassMutual Premier Main Street Small Cap Fund – Portfolio Manager Report (Continued)

MassMutual Premier Main Street Small Cap Fund Largest Holdings (% of Net Assets) on 10/31/08

Platinum Underwriters Holdings Ltd.	0.4%
Hercules, Inc.	0.4%
Big Lots, Inc.	0.4%
Synaptics, Inc.	0.4%
First Horizon National Corp.	0.4%
Tractor Supply Co.	0.4%
Atmel Corp.	0.4%
Aspen Insurance Holdings Ltd.	0.4%
Herman Miller, Inc.	0.4%
Granite Construction, Inc.	0.3%

3.9%

MassMutual Premier Main Street Small Cap Fund Sector Table (% of Net Assets) on 10/31/08

Industrial	18.1%
Consumer, Cyclical	18.0%
Financial	15.7%
Consumer, Non-Cyclical	14.4%
Technology	12.5%
Communications	8.6%
Energy	5.6%
Basic Materials	5.2%
Utilities	1.1%

Total Long-Term Investments	99.2%
Short-Term Investments and Other Assets and Liabilities	0.8%

100.0%

MassMutual Premier Main Street Small Cap Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Main Street Small Cap Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, Class N, Class N (CDSC fees deducted) and the Russell 2000 Index.

TOTAL RETURN

	One Year 11/1/07 - 10/31/08	Since Inception Average Annual 9/27/06 - 10/31/08
Class S	-38.43%	-15.05%
Class A	-38.72%	-15.45%
Class A (Sales load deducted)*	-42.24%	-17.81%
Class Y	-38.50%	-15.13%
Class L	-38.61%	-15.27%
Class N	-38.97%	-15.72%
Class N (CDSC fees deducted)*	-39.57%	-15.72%

Russell 2000 Index	-34.16%	-12.43%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 2000 Index is unmanaged, does not incur expenses and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Small Company Opportunities Fund – Portfolio Manager Report

What is the investment objective of MassMutual Premier Small Company Opportunities Fund – and who is the Fund’s sub-adviser?

This Fund seeks to achieve long-term capital appreciation through investment primarily in common stocks of smaller, faster-growing companies whose securities at the time of purchase are considered by the Fund’s sub-adviser to be realistically valued. The Fund’s sub-adviser is OFI Institutional Asset Management, Inc. (OFI Institutional).

How did the Fund perform during the 12 months ended October 31, 2008?

The Fund’s Class S shares returned -38.17%, underperforming the -34.16% return of the Russell 2000® Index (the “benchmark”), a widely recognized, unmanaged index representative of common stocks of smaller capitalized U.S. companies.

What factors contributed to the Fund’s performance?	For a discussion on the economic and market environment during the 12-month period ended October 31, 2008, please see the Economic and Market Review, beginning on page 3.

In the context of the Fund’s quantitative approach, our top-down model, which focuses on stocks based on market capitalization levels, proved beneficial to performance, while our bottom-up models, which concentrate on individual stock selection, detracted from overall performance. The Fund’s top-down relative allocation to a greater proportion of larger-cap stocks benefited the Fund for the 12-month period ended October 31, 2008. In fact, returns declined among the mid-, small- and micro-cap market segments that make up the benchmark. Throughout the last half of the reporting period, we substantially shifted the Fund’s allocation in favor of smaller-cap stocks that reside within our universe.

Our multi-factor, bottom-up stock-selection models detracted from the Fund’s relative performance during the year, as several large reversals between the momentum, valuation and risk factors damaged our portfolio and hampered the Fund’s progress. Ironically, momentum leaders from the second quarter of 2008 were hurt in the third quarter, significantly underperforming cheap, low-quality recovery stocks amid the quarter’s painful volatility. The bottom-up component of our investment process underperformed overall, primarily due to the underperformance of our mid-cap model.

While stock selection on the whole hurt comparisons, most of the shortfall came from the industrials sector, with commercial services, machinery, and supplies stocks detracting most. On the bright side, stock selection within the Fund’s greatest overweight sector, information technology, proved beneficial.

What is your outlook?

As this difficult financial environment persists, we expect investors will gravitate towards the types of companies our models deem attractive. Our top-down market capitalization model has signaled a directional shift towards favoring smaller companies as a result of credit spreads widening to all-time highs, among other factors. Credit spreads are the differences in yields between comparable bonds, with widening spreads often indicating increasing yields and decreasing prices for bonds. In this type of environment, investors may seek to invest in smaller companies with higher growth potential.

A hallmark of our quantitative investment process has been the systematic refinement and advancement in evaluating and exploiting market inefficiencies. We began to employ conditional factor predictions based on macroeconomic and financial market variables to our bottom-up models earlier in the year. We will continue to evolve, adapt and enhance our investment approach and are quite pleased that the application of several years of research seems to have coincided with a historically significant period in the financial markets.

We have currently positioned the Fund to take advantage of compelling factors and major dislocations within the market. Within the bottom-up stock selection models, we have balanced the momentum, value, quality and beta factors, which have historically worked well in similar macroeconomic environments.

MassMutual Premier Small Company Opportunities Fund – Portfolio Manager Report (Continued)

MassMutual Premier Small Company Opportunities Fund Largest Holdings (% of Net Assets) on 10/31/08

Platinum Underwriters Holdings Ltd.	0.4%
Hercules, Inc.	0.4%
Synaptics, Inc.	0.4%
Tractor Supply Co.	0.4%
Big Lots, Inc.	0.4%
Herman Miller, Inc.	0.4%
First Horizon National Corp.	0.4%
Atmel Corp.	0.3%
The Toro Co.	0.3%
Acuity Brands, Inc.	0.3%

3.7%

MassMutual Premier Small Company Opportunities Fund Sector Table (% of Net Assets) on 10/31/08

Industrial	18.2%
Consumer, Cyclical	17.9%
Financial	15.8%
Consumer, Non-Cyclical	14.4%
Technology	12.4%
Communications	8.5%
Energy	5.6%
Basic Materials	5.2%
Utilities	1.1%

Total Long-Term Investments	99.1%
Short-Term Investments and Other Assets and Liabilities	0.9%

100.0%

MassMutual Premier Small Company Opportunities Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Small Company Opportunities Fund Class A, Class A (sales load deducted) and the Russell 2000 Index.

TOTAL RETURN

	One Year 11/1/07 - 10/31/08	Five Year Average Annual 11/1/03 - 10/31/08	Ten Year Average Annual 11/1/98 - 10/31/08
Class A	-38.44%	-3.02%	7.31%
Class A (Sales load deducted)*	-41.98%	-4.16%	6.67%

Russell 2000 Index	-34.16%	1.57%	4.90%

Hypothetical Investments in MassMutual Premier Small Company Opportunities Fund Class S, Class Y, Class L, Class N, Class N (CDSC fees deducted) and the Russell 2000 Index.

TOTAL RETURN

	One Year 11/1/07 - 10/31/08	Since Inception Average Annual 11/1/04 - 10/31/08
Class S	-38.17%	-5.20%
Class Y	-38.22%	-5.29%
Class L	-38.30%	-5.38%
Class N	-38.63%	-5.94%
Class N (CDSC fees deducted)*	-39.13%	-5.94%

Russell 2000 Index	-34.16%	-0.82%

GROWTH OF $10,000 INVESTMENT FOR THE PAST TEN YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 2000 Index is unmanaged, does not incur expenses and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Global Fund – Portfolio Manager Report

What is the investment objective of MassMutual Premier Global Fund – and who is the Fund’s sub-adviser?	This Fund seeks long-term capital appreciation by investing mainly in common stocks of companies in the U.S. and foreign countries. The Fund’s sub-adviser is OppenheimerFunds, Inc. (OFI).

How did the Fund perform during the 12 months ended October 31, 2008?

The Fund’s Class S shares returned -43.37%, trailing the -41.85% return of the Morgan Stanley Capital International (“MSCI”) World IndexSM (the “benchmark”), an unmanaged index of issuers listed on the stock exchanges of 20 foreign countries and the U.S.

What factors contributed to the Fund’s performance?	For a discussion on the economic and market environment during the 12-month period ended October 31, 2008, please see the Economic and Market Review, beginning on page 3.

When constructing the Fund’s portfolio, we buy businesses that we understand, and those that (in our view) have strong and defensible market positions, robust balance sheets, high returns on capital, and management teams that put shareholders first. We tend to favor companies positioned to benefit from macroeconomic (e.g., the rise of emerging markets), demographic (e.g., the aging population), and technological trends (e.g., rapid introduction and dissemination of enhanced products and solutions). Examples include Ericsson, the market-leading mobile-telephony network provider, business-software leader Intuit, and Microsoft.

Another trend we have sought to capitalize on is the growth of the middle class in such behemoths as Brazil, China, and India – which has exerted increasing influence in the consumer and technology sectors. Investments that capitalize on this theme include Swedish apparel retailer Hennes & Mauritz and luxury-goods purveyor LVMH Moet Hennessy. Fast food giant McDonald’s, a familiar name, also aligns with this strategy.

For the year ended October 31, 2008, the portfolio’s exposure to information technology stocks proved beneficial to performance; however, the Fund’s consumer discretionary holdings performed poorly. In the fiscal year’s volatile markets, we saw indiscriminate reduction of ratings, which hurt some of these stocks – and seemingly, disproved our earnings growth thesis. But we believe that the “good” and the “bad” have been temporarily lumped together, causing premium ratings ordinarily enjoyed by the better companies to disappear.

Throughout the year, we maintained the portfolio’s below-average exposure to energy-related stocks, and zero exposure to the materials sector. This strategy hurt performance early in the year; however, over the summer months of 2008, our belief that oil and commodity prices were unsustainable was vindicated, and the Fund made up substantial ground. Overall, the portfolio finished well ahead of the Fund’s benchmark in materials, but slightly behind in energy.

In the financials sector, the Fund benefited from an underweight position relative to the benchmark. Indeed, the portfolio has not held a U.S. bank for quite some time, helping the Fund avoid some of the high-profile bankruptcies and bailouts that dominated the headlines in September and October 2008. Minimizing the Fund’s exposure to the financials sector proved beneficial; the portfolio’s position in troubled insurance giant AIG (since sold) was detrimental to performance.

What is your outlook?

Although it is impossible to project how long the current financial crisis will last, or how severe the downturn will be, we are prepared for a slowing global economy. As the credit crisis continues, we are pleased that, with few exceptions, the companies in the Fund’s portfolio are self-financed, which is important since liquidity has virtually evaporated from the banking system. We believe that the opportunity for growth has rarely, if ever, come more cheaply – especially within information technology – and we fully expect the restoration of traditional price premiums for good companies when the markets stabilize. We believe the Fund is well positioned to benefit when such stabilization occurs.

MassMutual Premier Global Fund – Portfolio Manager Report (Continued)

MassMutual Premier Global Fund Largest Holdings (% of Net Assets) on 10/31/08

Telefonaktiebolaget LM Ericsson Class B	3.3%
Roche Holding AG	2.7%
Hennes & Mauritz AB Class B	1.9%
Siemens AG	1.9%
Juniper Networks, Inc.	1.9%
Microsoft Corp.	1.9%
Credit Suisse Group	1.8%
Intuit, Inc.	1.8%
Wal-Mart Stores, Inc.	1.7%
KDDI Corp.	1.7%

20.6%

MassMutual Premier Global Fund Country Weightings (% of Net Assets) on 10/31/08

United States	32.7%
Japan	12.5%
United Kingdom	10.1%
Sweden	7.5%
Germany	6.1%
France	5.1%
Switzerland	4.6%
Netherlands	3.0%
Mexico	2.9%
Taiwan	2.4%
India	2.3%
Cayman Islands	2.0%
Brazil	1.5%
Canada	1.3%
Panama	1.3%
Italy	1.2%
Spain	1.0%
Finland	1.0%
Republic of Korea	0.7%
Norway	0.6%
Turkey	0.2%
Australia	0.1%

Total Long-Term Investments	100.1%
Other Assets and Liabilities	(0.1)%

100.0%

MassMutual Premier Global Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Global Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, Class N, Class N (CDSC fees deducted) and the MSCI World Index.

TOTAL RETURN

	One Year 11/1/07 - 10/31/08	Since Inception Average Annual 12/31/04 - 10/31/08
Class S	-43.37%	-3.99%
Class A	-43.64%	-4.49%
Class A (Sales load deducted)*	-46.88%	-5.96%
Class Y	-43.41%	-4.11%
Class L	-43.50%	-4.24%
Class N	-43.75%	-4.61%
Class N (CDSC fees deducted)*	-44.27%	-4.61%

MSCI World Index	-41.85%	-3.27%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the MSCI World Index is unmanaged, does not incur expenses and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier International Equity Fund – Portfolio Manager Report

What is the investment objective of MassMutual Premier International Equity Fund – and who is the Fund’s sub-adviser?

This Fund seeks to achieve a high total rate of return over the long term by investing in a diversified portfolio of foreign and domestic equity securities. The Fund’s sub-adviser is OFI Institutional Asset Management, Inc. (OFI Institutional).

How did the Fund perform during the 12 months ended October 31, 2008?

The Fund’s Class S shares returned -47.32%, somewhat underperforming the -46.62% return of the Morgan Stanley Capital International Europe, Australasia, Far East (“MSCI® EAFE®”) Index (the “benchmark”), a widely recognized, unmanaged index representative of foreign securities in the major non-U.S. markets of Europe, Australia and the Far East.

What factors contributed to the Fund’s performance?	For a discussion on the economic and market environment during the 12-month period ended October 31, 2008, please see the Economic and Market Review, beginning on page 3.

During the one-year period ended October 31, 2008, the portfolio held a heavily overweight position within the information technology sector, which was the greatest positive contributor to the Fund’s returns relative to the benchmark. Firms such as Yahoo Japan and UK-based Autonomy, a world leader in management of unstructured data, ranked among the Fund’s best performers during the year.

Conversely, the portfolio’s consumer discretionary holdings performed poorly, amid weak and volatile markets. We saw indiscriminate reductions of ratings, which hurt some of these stocks – and seemingly disproved our earnings-growth thesis. But we believe that the “good” and the “bad” have been temporarily lumped together, causing premium ratings normally enjoyed by the better companies to disappear.

The rise of the middle class worldwide – and especially in certain emerging economies – along with an aging population helped drive growth in the health care sector. We had significant investments in this area, not only in established pharmaceutical companies, such as Roche and Sanofi-Aventis, but also in a number of biotech and health care equipment companies. Health care was hurt over the period, although we continue to have great confidence in the long-term prospects for this group of investments.

The Fund held a consistently underweight position in the energy and materials sectors during the fiscal year. We correctly believed that the boom in commodity and energy prices was unsustainable. This thesis paid off as summer 2008 ended, although over the full year, the energy sector still fared better than the market. Our limited exposure to the poorly performing financials sector also proved to be a major positive with respect to the Fund’s overall performance.

Due to our cautious view on the markets, we increased the Fund’s overall cash position over the last 12 months – in an effort to enable the portfolio to be well positioned to take advantage of some of the tremendous bargains that have begun to appear in the equity markets.

What is your outlook?

We plan to maintain our focus on companies that offer the best opportunities for sustainable and superior growth. We continue to favor information technology, health care and consumer discretionary companies. We also find remarkable value in select industrial stocks. At the other end of the spectrum, we remain cautious on the financials, energy, and materials sectors.

The current combination of the Fund’s significant cash position and the compelling prices in today’s marketplace is creating numerous opportunities. For long-term investors, our view is optimistic.

MassMutual Premier International Equity Fund – Portfolio Manager Report (Continued)

MassMutual Premier International Equity Fund Largest Holdings (% of Net Assets) on 10/31/08

Oppenheimer Institutional Money Market Fund Class E	10.3%
Capita Group PLC	2.5%
Synthes, Inc.	2.4%
Yahoo! Japan Corp.	2.4%
ABB Ltd.	2.0%
Autonomy Corp. PLC	2.0%
Sonic Healthcare Ltd.	1.8%
Nidec Corp.	1.8%
Tandberg ASA	1.7%
Nintendo Co. Ltd.	1.7%

28.6%

MassMutual Premier International Equity Fund Country Weightings (% of Net Assets) on 10/31/08

United Kingdom	18.8%
Japan	16.1%
United States	14.4%
Switzerland	10.2%
France	8.5%
Australia	6.2%
Netherlands	3.8%
Germany	3.4%
Sweden	2.2%
Spain	2.2%
Italy	2.0%
India	1.8%
Brazil	1.7%
Norway	1.7%
Denmark	1.5%
Lebanon	1.3%
Finland	0.8%
New Zealand	0.7%
Mexico	0.7%
South Africa	0.7%
Ireland	0.7%
Panama	0.6%
Bermuda	0.6%
Republic of Korea	0.3%
Canada	0.0%
Luxembourg	0.0%

Total Long-Term Investments	100.9%
Other Assets and Liabilities	(0.9)%

100.0%

MassMutual Premier International Equity Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier International Equity Fund Class S, Class A, Class A (sales load deducted), Class Y and the MSCI EAFE Index.

TOTAL RETURN

	One Year 11/1/07 - 10/31/08	Five Year Average Annual 11/1/03 - 10/31/08	Ten Year Average Annual 11/1/98 - 10/31/08
Class S	-47.32%	3.62%	3.17%
Class A	-47.54%	3.19%	2.72%
Class A (Sales load deducted)*	-50.55%	1.97%	2.11%
Class Y	-47.32%	3.59%	3.14%

MSCI EAFE Index	-46.62%	3.60%	1.67%

Hypothetical Investments in MassMutual Premier International Equity Fund Class L and the MSCI EAFE Index.

TOTAL RETURN

	One Year 11/1/07 - 10/31/08	Five Year Average Annual 11/1/03 - 10/31/08	Since Inception Average Annual 5/3/99 - 10/31/08
Class L	-47.40%	3.44%	1.82%

MSCI EAFE Index	-46.62%	3.60%	0.25%

GROWTH OF $10,000 INVESTMENT FOR THE PAST TEN YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the MSCI EAFE Index is unmanaged, does not incur expenses and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier International Equity Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier International Equity Fund Class N, Class N (CDSC fees deducted) and the MSCI EAFE Index.

TOTAL RETURN

	One Year 11/1/07 - 10/31/08	Five Year Average Annual 11/1/03 - 10/31/08	Since Inception Average Annual 12/31/02- 10/31/08
Class N	-47.71%	2.85%	8.57%
Class N (CDSC fees deducted)*	-48.22%	2.85%	8.57%

MSCI EAFE Index	-46.62%	3.60%	7.34%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the MSCI EAFE Index is unmanaged, does not incur expenses and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Focused International Fund – Portfolio Manager Report

What is the investment objective of MassMutual Premier Focused International Fund – and who is the Fund’s sub-adviser?

This Fund seeks long-term capital appreciation by investing a minimum of 90% of its net assets in equity securities, under normal circumstances. The Fund invests in a minimum of 30 issuers organized, headquartered or having a substantial portion of their assets in or deriving a substantial portion of their revenues from countries appearing in the Morgan Stanley Capital International Europe, Australasia, Far East (“MSCI® EAFE®”) Index. The Fund’s sub-adviser is Baring International Investment Limited (Baring).

How did the Fund perform during the 12 months ended October 31, 2008?

The Fund’s Class S shares returned -49.18%, trailing the -46.62% return of the MSCI EAFE Index (the “benchmark”), a widely recognized, unmanaged index representative of foreign securities in the major non-U.S. markets of Europe, Australia and the Far East.

What factors contributed to the Fund’s performance?	For a discussion on the economic and market environment during the 12-month period ended October 31, 2008, please see the Economic and Market Review, beginning on page 3.

The Fund underperformed its benchmark over the past 12 months in what was a poor year for international equities. Portfolio holdings in Europe and the UK generally performed well relative to the rest of the market; however, the Fund’s holdings in the Pacific ex-Japan region generally performed poorly. Over the year, we reduced the Fund’s holdings in the Pacific ex-Japan region, as the global economic slowdown seems to have hurt the outlook for many companies located there. Although we continue to favor this region because the long-term growth prospects look better than what we expect from the western economies, in the short term, we have only selectively invested in companies in the Pacific ex-Japan region.

The Fund’s Japanese holdings also performed poorly over the past year. Many of these companies are involved in commodity-related areas, such as mining, oil production and steel production. They have struggled as commodity prices have fallen. Over the year, we sold many of the Fund’s commodity-related Japanese stocks and bought a number of domestic Japanese growth stocks that we believe could be beneficiaries of the strengthening yen.

By market sector, the Fund benefited, in recent months, from the addition of more health-care companies and food producers. These companies are less affected by a slowing economy and have generally performed well. We funded the purchase of these stocks by selling all portfolio holdings in steel stocks, copper producers and diversified miners. This proved to be a good decision, as falling commodity prices led companies in these groups to poor performance. Within the commodities arena, we continue to like gold miners and agricultural commodity companies. Demand for food and gold is also less economically sensitive and we believe these companies will perform well, although they have struggled along with the rest of the market in recent months.

Finally, stock selection in the financials sector hampered the Fund’s performance throughout the year. This has been mostly related to emerging markets financials, many of which have been sold. We eliminated the portfolio’s positions in European and UK banks, which substantially helped performance. As the credit crisis has unfolded, many of these banks have turned out to hold some of the worst-performing assets and have enormous debt refinancing requirements for 2009. Within the financials sector, we like and have been buying non-life insurance companies. Insurance premiums tend to remain steady through economic weak periods and insurance claims in areas such as car insurance tend to go down as people drive less.

What is your outlook?

We believe the global economy itself, and especially the western economies, will undergo a period of deleveraging (or debt reduction). This is likely to be focused on the household sector, where we expect individuals will begin to save more and spend less. We also expect contractions within the financials sector, where companies will likely operate with more capital and may constrain the amount of lending they do.

MassMutual Premier Focused International Fund – Portfolio Manager Report (Continued)

In our view, this economy-wide deleveraging will be mitigated by the actions of central governments, which will increase their spending to moderate the decline in economic growth. Nevertheless, it is likely that economic growth in the coming years will be lower than what we have seen in the recent past.

MassMutual Premier Focused International Fund Largest Holdings (% of Net Assets) on 10/31/08

Standard Chartered PLC	2.6%
Total SA	2.6%
Koninklijke KPN NV	2.6%
BG Group PLC	2.5%
Rolls-Royce Group PLC	2.5%
Novartis AG	2.4%
Imperial Tobacco Group PLC	2.4%
Mitsui Fudosan Co. Ltd.	2.3%
Reckitt Benckiser Group PLC	2.3%
Julius Baer Holding AG	2.3%

24.5%

MassMutual Premier Focused International Fund Country Weightings (% of Net Assets) on 10/31/08

United Kingdom	31.8%
Japan	17.3%
Switzerland	12.7%
Germany	7.7%
France	6.5%
Australia	2.9%
Netherlands	2.6%
Norway	2.3%
Italy	2.2%
China	2.2%
Denmark	2.1%
Papua New Guinea	2.1%
Belgium	1.9%
Spain	1.7%
Singapore	1.4%

Total Long-Term Investments	97.4%
Short-Term Investments and Other Assets and Liabilities	2.6%

100.0%

MassMutual Premier Focused International Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Focused International Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, Class N, Class N (CDSC fees deducted) and the MSCI EAFE Index.

TOTAL RETURN
	One Year 11/1/07 - 10/31/08	Since Inception Average Annual 12/1/05 - 10/31/08
Class S	-49.18%	-4.00%
Class A	-49.39%	-4.42%
Class A (Sales load deducted)*	-52.30%	-6.34%
Class Y	-49.19%	-4.05%
Class L	-49.32%	-4.21%
Class N	-49.58%	-4.73%
Class N (CDSC fees deducted)*	-50.07%	-4.73%

MSCI EAFE Index	-46.62%	-6.19%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the MSCI EAFE Index is unmanaged, does not incur expenses and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Money Market Fund – Portfolio of Investments

October 31, 2008

	Principal Amount	Value

SHORT-TERM INVESTMENTS — 100.7%

Commercial Paper — 90.1%
Abbey National Treasury 3.020% 1/28/09	$24,000,000	$24,000,000
American Honda Finance Corp. 2.220% 11/13/08	4,316,000	4,312,806
American Honda Finance Corp. 2.220% 11/18/08	3,150,000	3,146,698
American Honda Finance Corp. 2.900% 1/23/09	16,700,000	16,588,342
Amsterdam Funding Corp. 2.750% 11/18/08	18,000,000	17,976,625
AT&T, Inc. 2.100% 11/17/08	21,280,000	21,260,139
Basf Aktiengesellsch 3.400% 11/19/08	23,500,000	23,460,050
Bryant Park Funding LLC 2.750% 11/21/08	22,300,000	22,265,931
Bryant Park Funding LLC 3.600% 11/13/08	2,100,000	2,097,480
Campbell Soup Co. 2.380% 1/22/09	24,000,000	23,869,893
Cargill, Inc. 3.400% 11/14/08	23,000,000	22,971,761
Caterpillar, Inc. 2.100% 12/10/08	6,371,000	6,356,506
Caterpillar, Inc. 2.200% 1/26/09	15,745,000	15,662,251
CBA (Delaware) Finance, Inc. 2.500% 12/10/08	567,000	565,464
CBA (Delaware) Finance, Inc. 2.700% 12/15/08	1,000,000	996,700
CBA (Delaware) Finance, Inc. 2.710% 11/26/08	7,000,000	6,986,826
CBA (Delaware) Finance, Inc. 2.750% 12/10/08	14,262,000	14,219,511
Coca-Cola Enterprise 3.770% 12/16/08	24,200,000	24,085,957
ConocoPhillips 2.000% 12/04/08	19,310,000	19,274,598

	Principal Amount	Value

Danske Corp. 3.070% 11/05/08	$24,100,000	$24,091,779
Estee Lauder Companies 2.080% 11/04/08	23,400,000	23,395,944
Falcon Asset Security Co. LLC 2.650% 11/25/08	506,000	505,106
Falcon Asset Security Co. LLC 3.750% 11/13/08	22,070,000	22,042,412
Falcon Asset Security Co. LLC 3.750% 11/14/08	2,000,000	1,997,292
General Electric Co. 2.500% 12/29/08	11,800,000	11,752,472
General Electric Co. 2.850% 12/30/08	12,300,000	12,242,549
Govco, Inc. 2.700% 12/08/08	10,887,000	10,856,789
Govco, Inc. 2.710% 12/08/08	12,200,000	12,166,020
Governor & Co. of The Bank of Ireland 2.780% 11/18/08	12,700,000	12,683,328
Hewlett Packard Co. 2.400% 11/17/08	7,235,000	7,227,283
Hewlett Packard Co. 2.450% 11/05/08	16,100,000	16,095,617
Honeywell International, Inc. 2.050% 11/12/08	9,000,000	8,994,363
Honeywell International, Inc. 2.200% 12/29/08	14,397,000	14,345,971
Illinois Tool Works, Inc. 2.090% 11/14/08	22,895,000	22,877,721
ING Funding LLC 2.970% 2/06/09	5,265,000	5,222,867
ING Funding LLC 4.195% 11/21/08	18,800,000	18,756,186
J.P. Morgan & Chase 2.880% 3/09/09	15,970,000	15,806,467
John Deere Capital Corp. 2.900% 1/20/09	24,500,000	24,342,111
Kittyhawk Funding 3.100% 11/17/08	20,600,000	20,571,618
Kittyhawk Funding 3.500% 11/12/08	3,700,000	3,696,043
Nestle Capital Corp. 2.100% 6/09/09	9,600,000	9,476,800

	Principal Amount	Value

Nestle Capital Corp. 2.140% 11/03/08	$13,327,000	$13,325,416
NSTAR Electric Co. 2.100% 11/03/08	13,300,000	13,298,448
NSTAR Electric Co. 2.400% 1/12/09	11,000,000	10,947,200
Paccar Financial Corp. 2.150% 11/13/08	15,500,000	15,488,892
Paccar Financial Corp. 2.160% 12/11/08	6,359,000	6,343,738
Parker-Hannifin Corp. 2.200% 12/09/08	16,670,000	16,631,289
Parker-Hannifin Corp. 2.300% 11/07/08	6,095,000	6,092,664
Pepsi Americas, Inc. 2.150% 11/17/08	15,000,000	14,985,667
Pepsi Americas, Inc. 2.300% 11/17/08	5,359,000	5,353,522
Pepsi Americas, Inc. 2.700% 11/12/08	4,000,000	3,996,700
Procter & Gamble International Fundings 2.250% 11/06/08	23,000,000	22,992,812
Rockwell Collins, Inc. 2.450% 11/19/08	24,300,000	24,270,232
Sheffield Receivable 3.250% 11/20/08	24,300,000	24,258,319
Societe Generale 2.820% 12/23/08	10,000,000	9,959,267
Southern Co. 2.250% 1/28/09	12,750,000	12,679,875
Stanley Works 2.500% 1/05/09	5,250,000	5,226,302
Toyota Motor Credit Corp. 2.620% 11/07/08	5,500,000	5,497,598
Toyota Motor Credit Corp. 2.720% 1/30/09	17,600,000	17,480,320
Unilever Capital Corp. 2.500% 11/20/08	20,395,000	20,368,090
Unilever Capital Corp. 2.500% 11/25/08	3,500,000	3,494,167
Wal-Mart Stores, Inc. 2.100% 11/21/08	14,295,000	14,278,322
Wal-Mart Stores, Inc. 2.200% 11/18/08	6,500,000	6,493,247
Windmill Funding Corp. 4.050% 11/10/08	1,425,000	1,423,557

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Money Market Fund – Portfolio of Investments (Continued)

	Principal Amount	Value

Wisconsin Gas Co. 1.300% 11/07/08	$19,927,000	$19,922,682
Discount Notes — 10.3%
Federal Home Loan Bank Discount Notes 2.820% 4/06/09	10,800,000	10,668,024
Federal Home Loan Bank Discount Notes 2.900% 7/01/09	18,725,000	18,359,966
Federal Home Loan Bank Discount Notes 2.950% 4/21/09	11,815,000	11,649,442
Federal Home Loan Mortgage Corp. 2.610% 12/02/08	10,400,000	10,376,626
Federal Home Loan Mortgage Corp. 2.820% 4/20/09	15,575,000	15,367,593
Federal National Mortgage Association 2.200% 11/10/08	22,800,000	22,787,460
Federal National Mortgage Association 2.650% 3/10/09	10,000,000	9,905,042
U.S. Treasury Bills — 0.3%
U.S. Treasury Bill 2.140% 7/02/09	2,425,000	2,389,979

TOTAL SHORT-TERM INVESTMENTS (Cost $965,556,734)		965,556,734

TOTAL INVESTMENTS — 100.7% (Cost $965,556,734) (a)		965,556,734

Other Assets/(Liabilities) — (0.7)%		(6,324,267)

NET ASSETS — 100.0%		$959,232,467

Notes to Portfolio of Investments

(a)	See Note 6 for aggregate cost for Federal tax purposes.

The remainder of this page is intentionally left blank.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Short-Duration Bond Fund – Portfolio of Investments

October 31, 2008

	Number of Shares	Value

EQUITIES — 0.1%

PREFERRED STOCK — 0.1%

Investment Companies — 0.1%
Special Value Expansion Fund LLC (Acquired 8/27/07, Cost $550,000) (a) (b) (c) (d)	5,500	$435,435

TOTAL PREFERRED STOCK (Cost $550,000)		435,435

TOTAL EQUITIES (Cost $550,000)		435,435

	Principal Amount

BONDS & NOTES — 67.7%

CORPORATE DEBT — 28.6%

Advertising — 0.2%
Interpublic Group of Cos., Inc. 5.400% 11/15/09	$775,000	709,125

Agriculture — 0.3%
Cargill, Inc. (a) 5.200% 1/22/13	1,200,000	1,090,808

Apparel — 0.1%
Kellwood Co. 7.875% 7/15/09	300,000	258,000

Banks — 1.1%
Bank of America Corp. 5.750% 12/01/17	1,500,000	1,291,896
HSBC Finance Corp. 6.375% 10/15/11	175,000	161,381
Wachovia Bank NA 7.800% 8/18/10	600,000	586,781
Wells Fargo & Co. 4.375% 1/31/13	1,300,000	1,200,230
Wells Fargo & Co. 5.625% 12/11/17	865,000	763,095

		4,003,383

Beverages — 0.5%
Anheuser-Busch Cos., Inc. 5.050% 10/15/16	435,000	338,665
Foster’s Finance Corp. (a) 6.875% 6/15/11	1,000,000	1,029,896

	Principal Amount	Value

PepsiCo, Inc. 7.900% 11/01/18	$500,000	$527,506

		1,896,067

Building Materials — 0.5%
American Standard, Inc. 7.625% 2/15/10	900,000	907,711
CRH America, Inc. 5.300% 10/15/13	425,000	341,815
CRH America, Inc. 8.125% 7/15/18	725,000	595,733

		1,845,259

Chemicals — 1.5%
Cytec Industries, Inc. 5.500% 10/01/10	600,000	573,396
Ecolab, Inc. 4.875% 2/15/15	1,400,000	1,106,571
EI Du Pont de Nemours & Co. 5.000% 1/15/13	475,000	455,536
EI Du Pont de Nemours & Co. 6.000% 7/15/18	175,000	160,166
Lubrizol Corp. 4.625% 10/01/09	720,000	693,603
Lubrizol Corp. 5.875% 12/01/08	450,000	450,569
Praxair, Inc. 5.250% 11/15/14	1,250,000	1,166,535
Sensient Technologies 6.500% 4/01/09	970,000	962,725

		5,569,101

Commercial Services — 0.9%
Deluxe Corp. 7.375% 6/01/15	180,000	135,000
Donnelley (R.R.) & Sons Co. 4.950% 5/15/10	650,000	591,762
Equifax, Inc. 6.300% 7/01/17	800,000	618,415
ERAC USA Finance Co. (a) 5.800% 10/15/12	1,000,000	781,905
ERAC USA Finance Co. (a) 7.950% 12/15/09	1,155,000	1,096,439

		3,223,521

	Principal Amount	Value

Computers — 0.3%
Electronic Data Systems Corp. Series B 6.500% 8/01/13	$475,000	$448,395
International Business Machines Corp. 7.625% 10/15/18	800,000	827,816

		1,276,211

Cosmetics & Personal Care — 1.1%
Procter & Gamble Co. 3.500% 12/15/08	4,000,000	4,002,388

Diversified Financial — 4.4%
American Express Credit Corp. 7.300% 8/20/13	860,000	759,091
American General Finance Corp. 5.900% 9/15/12	500,000	179,349
American General Finance Corp. 6.900% 12/15/17	925,000	334,761
American Honda Finance Corp. (a) 3.850% 11/06/08	900,000	900,012
The Bear Stearns Cos., Inc. 7.250% 2/01/18	1,000,000	941,408
CIT Group, Inc. 5.125% 9/30/14	290,000	145,630
CIT Group, Inc. 7.625% 11/30/12	1,800,000	1,052,568
Citigroup, Inc. 5.500% 2/15/17	840,000	630,954
Citigroup, Inc. 6.500% 8/19/13	720,000	682,530
Eaton Vance Corp. 6.500% 10/02/17	575,000	558,216
Emerald Investment Grade CBO Ltd. (Acquired 4/23/99, Cost $290,339) FRN (a) (b) 3.319% 5/24/11	290,518	289,066
Ford Motor Credit Co. LLC 7.375% 10/28/09	1,675,000	1,390,424
The Goldman Sachs Group, Inc. 5.150% 1/15/14	250,000	210,039

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value

The Goldman Sachs Group, Inc. 5.625% 1/15/17	$775,000	$567,904
The Goldman Sachs Group, Inc. 6.150% 4/01/18	385,000	318,931
HSBC Finance Corp. 4.125% 12/15/08	1,250,000	1,242,250
International Lease Finance Corp. 5.625% 9/20/13	300,000	191,992
Lazard Group LLC 6.850% 6/15/17	650,000	466,830
Lazard Group LLC 7.125% 5/15/15	805,000	633,188
Lehman Brothers Holdings, Inc. (e) 6.200% 9/26/14	1,235,000	160,550
Merrill Lynch & Co., Inc. 5.450% 2/05/13	1,800,000	1,622,443
National Rural Utilities Cooperative Finance Corp. 10.375% 11/01/18	1,600,000	1,696,109
SLM Corp. 5.000% 10/01/13	1,100,000	668,240
Textron Financial Corp. 5.125% 11/01/10	1,130,000	1,042,841

		16,685,326

Electric — 3.7%
Allegheny Energy Supply 7.800% 3/15/11	300,000	274,500
Allegheny Energy Supply (a) 8.250% 4/15/12	475,000	434,625
Carolina Power & Light Co. 5.125% 9/15/13	780,000	727,591
Carolina Power & Light Co. 5.950% 3/01/09	1,000,000	997,242
Consumers Energy Co. 4.400% 8/15/09	425,000	416,726
Entergy Gulf States, Inc. 5.250% 8/01/15	1,925,000	1,534,277
Kansas Gas & Electric Co. 5.647% 3/29/21	491,335	406,919
Kiowa Power Partners LLC (a) 4.811% 12/30/13	327,791	311,339

	Principal Amount	Value

MidAmerican Funding LLC 6.750% 3/01/11	$1,000,000	$1,075,209
Mirant Mid-Atlantic LLC Series 2001, Class A 8.625% 6/30/12	642,573	604,018
Monongahela Power 6.700% 6/15/14	500,000	455,592
Monongahela Power 7.360% 1/15/10	700,000	694,326
Nevada Power Co. Series L 5.875% 1/15/15	650,000	562,455
Pacific Gas & Electric Co. 4.800% 3/01/14	950,000	841,587
Pennsylvania Electric Co. Class B 6.125% 4/01/09	585,000	583,460
PPL Energy Supply LLC 6.300% 7/15/13	600,000	550,367
Tampa Electric Co. 6.375% 8/15/12	750,000	710,395
Tenaska Oklahoma (a) 6.528% 12/30/14	354,693	357,215
TransAlta Corp. 5.750% 12/15/13	1,250,000	1,157,515
TransAlta Corp. 6.650% 5/15/18	300,000	260,125
Tri-State Generation & Transmission Association Series 2003, Class A (a) 6.040% 1/31/18	580,944	569,692
Wisconsin Public Service Corp. 5.650% 11/01/17	450,000	413,259

		13,938,434

Electronics — 0.1%
Thomas & Betts Corp. Series B 6.390% 2/10/09	325,000	325,092

Environmental Controls — 0.2%
Allied Waste North America, Inc. Series B 5.750% 2/15/11	590,000	542,800
Waste Management, Inc. 6.100% 3/15/18	435,000	351,281

		894,081

	Principal Amount	Value

Foods — 0.7%
Delhaize Group 6.500% 6/15/17	$1,180,000	$958,006
Kellogg Co. 5.125% 12/03/12	855,000	815,778
Sara Lee Corp. 3.875% 6/15/13	60,000	47,920
Smithfield Foods, Inc. 7.000% 8/01/11	1,130,000	791,000

		2,612,704

Forest Products & Paper — 0.2%
Rock-Tenn Co. 5.625% 3/15/13	180,000	150,300
Rock-Tenn Co. 8.200% 8/15/11	650,000	614,250
Rock-Tenn Co. (a) 9.250% 3/15/16	175,000	154,000

		918,550

Gas — 0.1%
Southwest Gas Corp. 8.375% 2/15/11	375,000	375,960

Health Care – Products — 0.2%
Covidien International Finance SA 5.450% 10/15/12	600,000	579,005

Holding Company – Diversified — 0.1%
Leucadia National Corp. 7.000% 8/15/13	460,000	404,800

Home Builders — 0.1%
Centex Corp. 7.875% 2/01/11	350,000	292,250
D.R. Horton, Inc. 4.875% 1/15/10	170,000	145,775
Lennar Corp. Series B 5.125% 10/01/10	80,000	60,800

		498,825

Household Products — 0.2%
Kimberly-Clark Corp. 6.125% 8/01/17	800,000	745,803

Housewares — 0.1%
Newell Rubbermaid, Inc. 4.000% 5/01/10	495,000	470,249

Insurance — 0.3%
Prudential Financial, Inc. 5.800% 6/15/12	1,000,000	954,823

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value

Investment Companies — 0.1%
Xstrata Finance Canada (a) 5.800% 11/15/16	$335,000	$256,369

Iron & Steel — 0.1%
Reliance Steel & Aluminum Co. 6.200% 11/15/16	445,000	404,820

Leisure Time — 0.1%
Brunswick Corp. 9.750% 8/15/13	675,000	550,514

Lodging — 0.3%
MGM Mirage 6.000% 10/01/09	400,000	356,000
MGM Mirage 6.750% 9/01/12	340,000	217,600
Starwood Hotels & Resorts Worldwide, Inc. 6.250% 2/15/13	250,000	183,931
Starwood Hotels & Resorts Worldwide, Inc. 7.875% 5/01/12	565,000	492,905

		1,250,436

Machinery – Diversified — 0.4%
Briggs & Stratton Corp. 8.875% 3/15/11	855,000	807,975
Roper Industries, Inc. 6.625% 8/15/13	720,000	742,257

		1,550,232

Manufacturing — 0.9%
Bombardier, Inc. (a) 6.750% 5/01/12	330,000	282,150
Cooper US, Inc. 6.100% 7/01/17	775,000	663,378
General Electric Co. 5.250% 12/06/17	1,000,000	837,050
Pentair, Inc. 7.850% 10/15/09	950,000	954,621
Tyco Electronics Group SA 6.000% 10/01/12	375,000	352,875
Tyco Electronics Group SA 6.550% 10/01/17	325,000	270,545

		3,360,619

Media — 2.6%
Belo Corp. 8.000% 11/01/08	600,000	599,924

	Principal Amount	Value

CBS Corp. 6.625% 5/15/11	$650,000	$578,572
Comcast Corp. 5.500% 3/15/11	1,860,000	1,776,125
Cox Communications, Inc. 4.625% 1/15/10	2,865,000	2,746,277

McGraw-Hill Cos., Inc. 5.375% 11/15/12	750,000	649,294
Rogers Cable, Inc. 5.500% 3/15/14	260,000	223,885
Scholastic Corp. 5.000% 4/15/13	575,000	437,000
Shaw Communications, Inc. 8.250% 4/11/10	1,540,000	1,513,050
Thomson Corp. 5.700% 10/01/14	1,495,000	1,304,682

		9,828,809

Metal Fabricate & Hardware — 0.2%
Timken Co. 5.750% 2/15/10	920,000	901,369

Mining — 0.3%
Freeport-McMoRan Copper & Gold, Inc. 8.375% 4/01/17	1,080,000	847,800
Vale Overseas Ltd. 6.250% 1/23/17	535,000	433,747

		1,281,547

Office Equipment/Supplies — 0.1%
Xerox Corp. 5.500% 5/15/12	280,000	217,615

Oil & Gas — 0.6%
OAO Gazprom (a) 9.625% 3/01/13	455,000	382,200
The Premcor Refining Group, Inc. 6.750% 5/01/14	320,000	287,079
Shell International Finance 5.625% 6/27/11	100,000	103,594
Tesoro Corp. 6.500% 6/01/17	400,000	268,000
Valero Energy Corp. 3.500% 4/01/09	500,000	497,542
XTO Energy, Inc. 4.900% 2/01/14	1,000,000	817,706

		2,356,121

	Principal Amount	Value

Oil & Gas Services — 0.0%
Hornbeck Offshore Services, Inc. Series B 6.125% 12/01/14	$220,000	$161,700

Packaging & Containers — 0.1%
Packaging Corp. of America 5.750% 8/01/13	310,000	269,069
Pactiv Corp. 5.875% 7/15/12	280,000	251,062

		520,131

Pharmaceuticals — 0.4%
Abbott Laboratories 5.600% 11/30/17	1,660,000	1,528,809

Pipelines — 2.3%
Consolidated Natural Gas Co. Series C 6.250% 11/01/11	1,190,000	1,136,548
Duke Capital LLC 7.500% 10/01/09	700,000	701,073
Enbridge Energy Partners LP 4.000% 1/15/09	900,000	896,931
Enbridge, Inc. 5.800% 6/15/14	1,360,000	1,189,674
Enterprise Products Operating LP 7.500% 2/01/11	210,000	207,576
Gulf South Pipeline Co. LP (a) 5.050% 2/01/15	275,000	227,005
Kinder Morgan Energy Partners LP 6.000% 2/01/17	175,000	139,823
Pacific Energy Partners LP/Pacific Energy Finance Corp. 7.125% 6/15/14	550,000	505,706
Plains All American Pipeline Co. 5.625% 12/15/13	685,000	566,994
Southern Natural Gas Co. (a) 5.900% 4/01/17	420,000	323,919
Texas Eastern Transmission LP (a) 6.000% 9/15/17	275,000	233,069
Trans-Canada Pipelines Ltd. 6.490% 1/21/09	2,000,000	2,006,290

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value

Transcontinental Gas Pipe Line Corp. 8.875% 7/15/12	$600,000	$582,305

		8,716,913

Real Estate Investment Trusts (REITS) — 0.8%
Brandywine Operating Partnership LP 5.625% 12/15/10	550,000	478,370
iStar Financial, Inc. Series B 4.875% 1/15/09	200,000	166,000
iStar Financial, Inc. Series B 5.700% 3/01/14	385,000	146,300
Prologis 5.250% 11/15/10	1,000,000	652,238
Senior Housing Properties Trust 8.625% 1/15/12	175,000	166,250
Weingarten Realty Investors, Series A 7.500% 12/19/10	1,225,000	1,306,520

		2,915,678

Retail — 0.2%
J.C. Penney Corp., Inc. 7.950% 4/01/17	200,000	165,816
Lowe’s Cos., Inc. 5.600% 9/15/12	425,000	420,675

		586,491

Savings & Loans — 0.2%
Glencore Funding LLC (a) 6.000% 4/15/14	665,000	628,689

Software — 0.3%
Fiserv, Inc. 6.125% 11/20/12	1,500,000	1,320,888

Telecommunications — 1.4%
British Telecom PLC STEP 8.625% 12/15/10	1,125,000	1,111,534
Embarq Corp. 7.082% 6/01/16	65,000	50,050
Qwest Corp. 7.875% 9/01/11	1,900,000	1,648,250
Qwest Corp. 8.875% 3/15/12	400,000	350,000
Rogers Wireless Communications, Inc. 6.375% 3/01/14	450,000	401,825
Sprint Nextel Corp. 6.000% 12/01/16	600,000	415,500

	Principal Amount	Value

Verizon Communications, Inc. 8.750% 11/01/18	$540,000	$551,394
Verizon New England, Inc. 6.500% 9/15/11	500,000	468,789
Vodafone Group PLC 7.750% 2/15/10	300,000	291,662

		5,289,004

Transportation — 0.3%
Canadian National Railway Co. 5.850% 11/15/17	370,000	324,219
Con-way, Inc. 8.875% 5/01/10	930,000	934,535

		1,258,754

TOTAL CORPORATE DEBT (Cost $122,471,769)		108,163,023

NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 7.6%

Commercial MBS — 3.6%
Banc of America Commercial Mortgage, Inc., Series 2007-4, Class A4 VRN 5.745% 2/10/51	2,500,000	1,899,391
Bear Stearns Commercial Mortgage Securities, Series 2007-PW15, Class A2 5.205% 2/11/44	1,530,000	1,310,742
Bear Stearns Commercial Mortgage Securities, Series 2007-T26, Class A2 5.330% 1/12/45	1,000,000	863,056
Bear Stearns Commercial Mortgage Securities, Series 2007-PW17, Class A4 VRN 5.694% 6/11/50	700,000	525,396
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD4, Class A2A 5.237% 12/11/49	2,100,000	1,845,588

	Principal Amount	Value

Commercial Mortgage Pass Through Certificates, Series 2007-C9, Class A4 VRN 5.816% 12/10/49	$1,125,000	$859,864
Credit Suisse Mortgage Pass Through Certificates, Series 2008-C1, Class AJ (a) 6.219% 1/15/18	1,350,000	703,003
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2006-CB17, Class A4 5.429% 12/12/43	975,000	753,638
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-4, Class A3 VRN 5.172% 12/12/49	975,000	739,672
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-9, Class A4 5.700% 9/12/49	825,000	619,645
Morgan Stanley Capital I, Series 2007-IQ14, Class A2 5.610% 4/15/49	2,775,000	2,387,509
Wachovia Bank Commercial Mortgage Trust, Series 2007-C31, Class A4 5.509% 4/15/47	1,450,000	1,083,457

		13,590,961

Home Equity ABS — 0.1%
New Century Home Equity Loan Trust, Series 1997-NC5, Class A6 STEP 7.200% 10/25/28	5,162	4,924
Terwin Mortgage Trust, Series 2006-10SL, Class A2 STEP 5.000% 12/25/37	3,350,000	386,918

		391,842

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value

Student Loans ABS — 0.7%
Ares High Yield CSO PLC (Acquired 2/15/07, Cost $788,563), Series 2005-2A, Class 2B1 FRN (a) (b) 4.063% 9/20/10	$775,000	$672,312
Galena CDO Cayman Islands Ltd. (Acquired 4/24/07, Cost $1,034,615), Series 2005-1, Class B1U7 FRN (a) (b) 3.963% 1/11/13	1,025,000	434,703
Newport Waves CDO (Acquired 3/30/07, Cost $1,598,144), Series 2007-1A, Class A3LS FRN (a) (b) 3.804% 6/20/14	1,600,000	720,250
Salt Creek High Yield CSO Ltd. (Acquired 1/23/07, Cost $460,575), Series 2005-1A, Class B2 FRN (a) (b) 5.804% 9/20/10	460,000	393,875
Salt Creek High Yield CSO Ltd. (Acquired 1/23/07, Cost $581,469), Series 2005-1A, Class A7 FRN (a) (b) 5.204% 9/20/10	575,000	509,234

		2,730,374

WL Collateral CMO — 3.2%
ABN AMRO Mortgage Corp., Series 2003-12, Class 1A 5.000% 12/25/33	1,525,412	1,221,759
Banc of America Funding Corp., Series 2006-G, Class 2A2 FRN 4.358% 7/20/36	779,296	663,580
Bank of America Mortgage Securities, Series 2004-G, Class 2A7 FRN 4.520% 8/25/34	462,087	391,334

	Principal Amount	Value

Countrywide Home Loans, Inc., Series 2003-42, Class 1A1 FRN 5.394% 9/25/33	$64,411	$40,529
Countrywide Home Loans, Inc., Series 2004-23, Class 1A1 FRN 6.569% 2/25/34	73,880	47,449
First Nationwide Trust, Series 2001-5, Class A1 6.750% 10/21/31	19,559	17,039
GSR Mortgage Loan Trust, Series 2004-9, Class 2A1 VRN 4.855% 8/25/34	117,493	88,378
Harborview Mortgage Loan Trust, Series 2006-12, Class 2A2A FRN 4.468% 1/19/38	1,168,433	606,874
Impac Secured Assets CMN Owner Trust, Series 2007-2, Class 1A1A FRN 3.369% 5/25/37	1,937,314	1,609,218
IndyMac Index Mortgage Loan Trust, Series 2004-AR4, Class 1A VRN 5.762% 8/25/34	211,248	127,474
Merrill Lynch Mortgage Investors, Inc., Series 2005-A8, Class A3A2 FRN 3.509% 8/25/36	518,652	363,150
Merrill Lynch Mortgage Investors, Inc., Series 2004-A1, Class IIA2 VRN 4.836% 2/25/34	797,630	565,644
Merrill Lynch Mortgage Investors, Inc., Series 2003-A4, Class IA VRN 5.515% 7/25/33	14,211	11,135
Merrill Lynch Mortgage Investors, Inc., Series 2004-A1, Class IA VRN 6.585% 2/25/34	29,613	21,606

	Principal Amount	Value

Morgan Stanley Mortgage Loan Trust, Series 2004-2AR, Class 1A FRN 6.352% 2/25/34	$2,971	$2,106
Residential Accredit Loans, Inc., Series 2006-QO6, Class A1 FRN 3.439% 6/25/46	2,180,957	1,106,267
Residential Accredit Loans, Inc., Series 2006-QO4, Class 2A1 FRN 3.449% 4/25/46	1,481,194	755,076
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-2, Class 2A VRN 5.717% 3/25/34	134,039	106,903
Washington Mutual MSC Mortgage, Series 2004-RA4, Class 2A 6.500% 8/25/34	244,763	201,518
Washington Mutual, Inc., Series 2004-AR14, Class A1 VRN 4.253% 1/25/35	1,902,040	1,533,929
Washington Mutual, Inc., Series 2004-AR2, Class A FRN 4.255% 4/25/44	347,531	173,237
Wells Fargo Mortgage Backed Securities Trust, Series 2004-P, Class 2A1 FRN 4.243% 9/25/34	1,313,778	950,104
Wells Fargo Mortgage Backed Securities Trust, Series 2004-Z, Class 2A1 FRN 4.572% 12/25/34	1,697,875	1,221,383

		11,825,692

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value

WL Collateral PAC — 0.0%
Structured Asset Securities Corp., Series 2002-11A, Class 2A1 FRN 5.290% 6/25/32	$102,887	$59,484

TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $41,201,241)		28,598,353

U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES — 29.2%

Pass-Through Securities — 29.2%
Federal Home Loan Mortgage Corp.
Pool #G01953 4.500% 10/01/35	475,269	432,606
Pool #G11723 5.500% 7/01/20	345,746	345,314
Pool #A56828 5.500% 2/01/37	2,112,689	2,061,605
Pool #A69653 5.500% 12/01/37	2,038,963	1,989,661
Pool #E00856 7.500% 6/01/15	22,052	23,060
Federal National Mortgage Association
Pool #775539 3.898% 5/01/34	858,597	855,280
Pool #888586 4.341% 10/01/34	1,979,210	1,969,163
4.375% 10/15/15	3,825,000	3,708,266
Pool #813954 4.500% 12/01/20	3,115,429	2,981,441
Pool #889266 4.500% 3/01/23	4,220,161	4,020,857
Pool #973333 4.500% 2/01/38	724,053	658,379
Pool #960067 4.500% 3/01/38	28,724	26,118
Pool #961102 4.500% 3/01/38	719,214	653,979
Pool #962127 4.500% 3/01/38	549,295	499,472
Pool #962766 4.500% 4/01/38	2,979,650	2,709,387
Pool #981032 4.500% 4/01/38	3,985,136	3,623,672
Pool #684154 5.500% 2/01/18	72,533	72,851
Pool #702331 5.500% 5/01/18	759,618	762,942
Pool #725796 5.500% 9/01/19	5,472,391	5,480,087
Pool #844564 5.500% 12/01/20	1,238,543	1,237,382

	Principal Amount	Value

Pool #745525 5.500% 5/01/21	$7,820,864	$7,813,532
Pool #826713 5.500% 8/01/35	5,930,365	5,802,491
Pool #826735 5.500% 8/01/35	860,304	841,754
Pool #912449 5.500% 3/01/37	698,810	683,196
Pool #918516 5.500% 6/01/37	4,627,773	4,524,371
Pool #960211 5.500% 8/01/37	1,171,553	1,145,376
Pool #965490 5.500% 12/01/37	1,960,458	1,916,654
Pool #897100 6.500% 7/01/36	2,833,511	2,874,464
Pool #882203 6.500% 9/01/36	251,066	254,695
Pool #894850 6.500% 9/01/36	593,682	602,263
Pool #801772 6.500% 11/01/36	240,105	243,575
Pool #903789 6.500% 11/01/36	40,233	40,814
Pool #904896 6.500% 11/01/36	476,182	483,064
Pool #871045 6.500% 1/01/37	2,838,160	2,879,181
Pool #910426 6.500% 1/01/37	536,378	544,130
Pool #915983 6.500% 3/01/37	519,504	527,012
Pool #917578 6.500% 4/01/37	189,191	191,925
Pool #928419 6.500% 5/01/37	494,612	501,761
Pool #256771 6.500% 6/01/37	281,920	285,995
Pool #942028 6.500% 6/01/37	396,332	402,060
Pool #899771 6.500% 7/01/37	438,230	444,563
Pool #941315 6.500% 7/01/37	19,551	19,834
Pool #893175 6.500% 8/01/37	414,405	420,394
Pool #942561 6.500% 8/01/37	1,675,049	1,699,258
Pool #942750 6.500% 8/01/37	280,512	284,566
Pool #933009 6.500% 9/01/37	557,804	565,866
Pool #953263 6.500% 10/01/37	874,515	887,154
Pool #925765 6.500% 11/01/37	497,459	504,649
Pool #967187 6.500% 12/01/37	949,950	963,679

	Principal Amount	Value

Pool #965955 6.500% 1/01/38	$538,525	$546,308
Pool #968413 6.500% 1/01/38	249,777	253,387
Pool #933401 6.500% 2/01/38	829,190	841,175
Pool #966050 6.500% 2/01/38	40,601	41,188
Pool #968565 6.500% 2/01/38	759,626	770,605
Pool #971728 6.500% 2/01/38	638,488	647,716
Pool #929615 6.500% 6/01/38	399,563	405,338
Pool #982532 6.500% 9/01/38	486,905	493,942
Pool #986100 6.500% 9/01/38	479,602	486,533
Pool #988662 6.500% 9/01/38	1,142,366	1,158,876
Pool #990052 6.500% 9/01/38	262,017	265,804
Pool #991031 6.500% 9/01/38	291,705	295,921
Pool #990218 6.500% 9/01/38	349,482	354,533
Pool #990246 6.500% 9/01/38	917,097	930,352
Pool #990316 6.500% 9/01/38	202,315	205,239
Pool #991143 6.500% 10/01/38	849,983	862,268
Federal National Mortgage Association TBA
4.500% 5/01/19 (f)	8,600,000	8,188,812
Pool #19462 5.000% 9/01/35 (f)	8,200,000	7,770,781
Pool #53400 6.500% 2/01/35 (f)	1,241,000	1,257,482
Government National Mortgage Association
Pool #658710 6.000% 5/15/37	590,441	591,087
Pool #608502 6.000% 7/15/37	48,146	48,199
Pool #671330 6.000% 7/15/37	3,602,528	3,606,468
Pool #661536 6.500% 12/15/36	2,675,033	2,709,098
Pool #660060 6.500% 1/15/37	3,260,972	3,302,499
Pool #664937 6.500% 8/15/37	1,815,529	1,838,649
Pool #502124 7.500% 8/15/29	13,844	14,396

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value

Pool #507545 7.500% 8/15/29	$39,545	$41,121

		110,387,575

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $110,059,769)		110,387,575

U.S. TREASURY OBLIGATIONS — 2.3%

U.S. Treasury Bonds & Notes — 2.3%
U.S. Treasury Inflation Index 0.625% 4/15/13	3,975,591	3,605,364
U.S. Treasury Note 4.875% 5/31/11	4,900,000	5,307,887

		8,913,251

TOTAL U.S. TREASURY OBLIGATIONS (Cost $8,826,409)		8,913,251

TOTAL BONDS & NOTES (Cost $282,559,188)		256,062,202

TOTAL LONG-TERM INVESTMENTS (Cost $283,109,188)		256,497,637

SHORT-TERM INVESTMENTS — 37.1%

Discount Notes — 0.3%
U.S. Treasury Bill (g) 1.815% 12/11/08	1,000,000	997,983

Commercial Paper — 36.8% (h)
Aluminum Co. of America 2.900% 11/03/08	1,900,000	1,899,694
Aluminum Co. of America 6.400% 11/13/08	7,800,000	7,783,360
Bank Scotland PLC 2.900% 12/01/08	3,130,000	3,122,436
Chevron Phillips Chemical 5.500% 11/07/08	6,000,000	5,994,500
Cvs Corp. 6.000% 11/03/08	4,510,000	4,508,497
Cvs Corp. 6.250% 11/13/08	4,490,000	4,480,646
Dominion Resources 6.020% 12/09/08	8,085,000	8,033,624
Donnelley (R.R.) & Sons Co. 6.250% 12/15/08	7,245,000	7,189,656
Dow Chemical Co. 3.150% 11/17/08	2,348,000	2,344,713

	Principal Amount	Value

Dow Chemical Co. 6.000% 12/18/08	$5,199,000	$5,158,274
FCAR Owner Trust 3.100% 12/19/08	2,091,000	2,082,357
Gannett Co., Inc. 3.620% 11/18/08	2,435,000	2,430,837
Gannett Co., Inc. 3.670% 12/12/08	1,511,000	1,504,684
General Mills, Inc. 5.700% 11/13/08	629,000	627,805
General Mills, Inc. 6.350% 1/16/09	4,873,000	4,807,675
Ingersoll Rand Global Holdings Co. 3.050% 12/05/08	3,306,000	3,296,477
Ingersoll Rand Global Holdings Co. 6.500% 1/12/09	6,000,000	5,922,000
International Lease Finance Corp. 3.120% 11/25/08	4,314,000	4,305,027
ITT Corp. 3.050% 11/04/08	2,513,000	2,512,361
ITT Corp. 3.100% 11/05/08	2,120,000	2,119,270
ITT Corp. 6.600% 1/20/09	4,435,000	4,369,953
PPG Industries 6.100% 11/14/08	8,667,000	8,647,909
Tesco PLC 6.600% 12/16/08	5,545,000	5,499,254
Textron Financial 2.870% 11/06/08	4,579,000	4,577,175
Textron Financial 2.880% 12/17/08	2,950,000	2,939,144
Textron Financial 2.890% 12/23/08	2,914,000	2,901,836
Tyco International Finance SA 2.920% 11/13/08	3,000,000	2,997,080
United Healthcare Co. 6.500% 11/10/08	7,000,000	6,988,625
United Healthcare Co. 7.000% 1/08/09	2,335,000	2,304,126
Wellpoint, Inc. 3.000% 11/24/08	4,534,000	4,525,310
Wellpoint, Inc. 6.150% 11/19/08	5,000,000	4,984,625
Whirlpool Corp. 6.500% 12/04/08	8,455,000	8,404,622

TOTAL SHORT-TERM INVESTMENTS (Cost $140,261,535)		140,261,535

Value

TOTAL INVESTMENTS — 104.9% (Cost $423,370,723) (i)	$396,759,172

Other Assets/(Liabilities) — (4.9)%	(18,696,812)

NET ASSETS — 100.0%	$378,062,360

Notes to Portfolio of Investments

CBO	- Collateralized Bond Obligation
FRN	- Floating Rate Note
STEP	- Step Up Bond
TBA	- To Be Announced
VRN	- Variable Rate Note

(a)

Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2008, these securities amounted to a value of $13,217,210 or 3.50% of net assets.

(b)	Restricted security. (Note 2).

(c)	Non-income producing security.

(d)	This security is valued in good faith under procedures established by the Board of Trustees.

(e)	Security is currently in default.

(f)	A portion of this security is purchased on a forward commitment basis. (Note 2).

(g)	This security is held as collateral for open futures contracts. (Note 2).

(h)	All or a portion of this security is segregated to cover forward purchase commitments. (Note 2).

(i)	See Note 6 for aggregate cost for Federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Inflation-Protected Bond Fund – Portfolio of Investments

October 31, 2008

	Principal Amount	Value

BONDS & NOTES — 99.7%

U.S. TREASURY OBLIGATIONS — 99.7%

U.S. Treasury Bonds & Notes — 99.7%
U.S. Treasury Inflation Index 0.625% 4/15/13	$6,302,893	$5,715,936
U.S. Treasury Inflation Index 0.875% 4/15/10	18,956,838	17,801,656
U.S. Treasury Inflation Index 1.375% 7/15/18	2,850,189	2,435,798
U.S. Treasury Inflation Index 1.625% 1/15/15	14,344,000	12,551,000
U.S. Treasury Inflation Index 1.625% 1/15/18	8,419,576	7,293,457
U.S. Treasury Inflation Index 1.750% 1/15/28	6,578,774	5,090,326
U.S. Treasury Inflation Index 1.875% 7/15/13	14,369,805	13,426,787
U.S. Treasury Inflation Index 1.875% 7/15/15	11,676,173	10,300,573
U.S. Treasury Inflation Index 2.000% 4/15/12	5,955,097	5,611,283
U.S. Treasury Inflation Index 2.000% 1/15/14	14,283,563	13,059,361
U.S. Treasury Inflation Index 2.000% 7/15/14	13,118,023	11,973,271
U.S. Treasury Inflation Index 2.000% 1/15/16	12,182,419	10,750,849
U.S. Treasury Inflation Index 2.000% 1/15/26	11,818,106	9,622,524
U.S. Treasury Inflation Index 2.375% 4/15/11	11,232,386	10,638,298
U.S. Treasury Inflation Index 2.375% 1/15/17	10,360,064	9,438,990

	Principal Amount	Value

U.S. Treasury Inflation Index 2.375% 1/15/25	$18,348,958	$15,765,769
U.S. Treasury Inflation Index 2.375% 1/15/27	10,490,447	9,108,659
U.S. Treasury Inflation Index 2.500% 7/15/16	12,336,223	11,348,361
U.S. Treasury Inflation Index 2.625% 7/15/17	9,884,914	9,255,522
U.S. Treasury Inflation Index 3.000% 7/15/12	15,074,824	14,689,709
U.S. Treasury Inflation Index 3.375% 1/15/12	5,417,260	5,308,069
U.S. Treasury Inflation Index 3.375% 4/15/32	3,701,004	3,741,195
U.S. Treasury Inflation Index 3.500% 1/15/11	7,906,206	7,710,404
U.S. Treasury Inflation Index 3.625% 4/15/28	12,036,776	12,312,305
U.S. Treasury Inflation Index 3.875% 4/15/29	13,481,980	14,302,485
U.S. Treasury Inflation Index 4.250% 1/15/10	4,297,755	4,252,763

		253,505,350

TOTAL U.S. TREASURY OBLIGATIONS (Cost $282,623,510)		253,505,350

TOTAL BONDS & NOTES (Cost $282,623,510)		253,505,350

TOTAL LONG-TERM INVESTMENTS (Cost $282,623,510)		253,505,350

	Principal Amount	Value

SHORT-TERM INVESTMENTS — 0.0%

Repurchase Agreement — 0.0%
State Street Bank & Trust Co. Repurchase Agreement, Dated 10/31/2008, 0.100%, due 11/03/08 (a)	$71,953	$71,953

TOTAL SHORT-TERM INVESTMENTS (Cost $71,953)		71,953

TOTAL INVESTMENTS — 99.7% (Cost $282,695,463) (b)		253,577,303

Other Assets/(Liabilities) — 0.3%		702,440

NET ASSETS — 100.0%		$254,279,743

Notes to Portfolio of Investments

(a)	Maturity value of $71,953. Collateralized by U.S. Government Agency obligations with a rate of 5.890%, maturity date of 1/01/37, and an aggregate market value, including accrued interest, of $74,625.

(b)	See Note 6 for aggregate cost for Federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments

October 31, 2008

	Number of Shares	Value

EQUITIES — 0.1%

PREFERRED STOCK — 0.1%

Investment Companies — 0.1%

Special Value Expansion Fund LLC (Acquired 8/27/07, Cost $1,250,000) (a) (b) (c) (d)12,500		$989,625

TOTAL PREFERRED STOCK (Cost $1,250,000)		989,625

TOTAL EQUITIES (Cost $1,250,000)		989,625

	Principal Amount

BONDS & NOTES — 96.5%

CORPORATE DEBT — 33.2%

Advertising — 0.1%
Interpublic Group of Cos., Inc. 5.400% 11/15/09	$822,000	752,130

Agriculture — 0.3%
Cargill, Inc. (a) 5.200% 1/22/13	3,875,000	3,522,402

Airlines — 0.0%
United Air Lines, Inc. (b) 10.110% 12/31/49	371,032	—
US Airways, Inc. Class B (b) (e) 1.000% 4/15/49	1,001,003	10

		10

Apparel — 0.2%
Kellwood Co. 7.875% 7/15/09	973,000	836,780
VF Corp. 6.450% 11/01/37	2,510,000	2,001,190

		2,837,970

Banks — 1.9%
Bank of America Corp. 5.750% 12/01/17	1,555,000	1,339,266
Bank of America Corp. 7.400% 1/15/11	121,248	119,316
Bank of America Corp. Series L 5.650% 5/01/18	6,700,000	5,758,858

	Principal Amount	Value

HSBC Finance Corp. 6.375% 10/15/11	$669,000	$616,934
HSBC Holdings PLC 6.500% 9/15/37	1,995,000	1,573,061
Wachovia Bank NA 6.600% 1/15/38	4,410,000	3,486,903
Wachovia Corp. 5.300% 10/15/11	3,778,000	3,566,164
Wachovia Corp. 5.750% 6/15/17	2,120,000	1,825,799
Wells Fargo & Co. 4.375% 1/31/13	4,250,000	3,923,830
Wells Fargo & Co. 5.625% 12/11/17	1,075,000	948,355

		23,158,486

Beverages — 0.3%
Anheuser-Busch Cos., Inc. 5.050% 10/15/16	1,269,000	987,967
Anheuser-Busch Cos., Inc. 6.500% 2/01/43	968,000	635,871
The Coca-Cola Co. 5.350% 11/15/17	1,825,000	1,656,613
Foster’s Finance Corp. (a) 6.875% 6/15/11	872,000	898,069

		4,178,520

Building Materials — 0.4%
American Standard, Inc. 7.625% 2/15/10	3,006,000	3,031,755
CRH America, Inc. 8.125% 7/15/18	2,300,000	1,889,910

		4,921,665

Chemicals — 1.3%
Cytec Industries, Inc. 5.500% 10/01/10	1,918,000	1,832,954
Ecolab, Inc. 4.875% 2/15/15	4,540,000	3,588,452
Ecolab, Inc. 6.875% 2/01/11	110,000	107,306
EI Du Pont de Nemours & Co. 5.000% 1/15/13	1,600,000	1,534,438
EI Du Pont de Nemours & Co. 6.000% 7/15/18	1,175,000	1,075,400
Lubrizol Corp. 4.625% 10/01/09	2,531,000	2,438,206

	Principal Amount	Value

Lubrizol Corp. 5.875% 12/01/08	$1,611,000	$1,613,038
Praxair, Inc. 5.250% 11/15/14	3,900,000	3,639,589
Sensient Technologies 6.500% 4/01/09	283,000	280,878

		16,110,261

Commercial Services — 0.6%
Deluxe Corp. 7.375% 6/01/15	500,000	375,000
Donnelley (R.R.) & Sons Co. 4.950% 5/15/10	2,174,000	1,979,216
Equifax, Inc. 7.000% 7/01/37	1,370,000	869,435
ERAC USA Finance Co. (a) 6.700% 6/01/34	1,620,000	905,572
ERAC USA Finance Co. (a) 7.000% 10/15/37	4,865,000	2,846,584
ERAC USA Finance Co. (a) 7.950% 12/15/09	37,000	35,124

		7,010,931

Computers — 0.1%
Electronic Data Systems Corp. Series B 6.500% 8/01/13	1,646,000	1,553,806

Diversified Financial — 5.0%
American Express Co. 6.150% 8/28/17	1,060,000	758,504
American Express Credit Corp. 7.300% 8/20/13	4,125,000	3,640,989
American General Finance Corp. 5.900% 9/15/12	4,480,000	1,606,967
American General Finance Corp. 6.500% 9/15/17	1,155,000	407,181
American General Finance Corp. 6.900% 12/15/17	1,315,000	475,904
American Honda Finance Corp. (a) 3.850% 11/06/08	3,035,000	3,035,040

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value

The Bear Stearns Cos., Inc. 7.250% 2/01/18	$3,190,000	$3,003,092
BlackRock, Inc. 6.250% 9/15/17	1,075,000	939,129
Boeing Capital Corp. Ltd. 5.800% 1/15/13	580,000	558,774
CIT Group, Inc. 3.875% 11/03/08	1,183,000	1,183,000
CIT Group, Inc. 5.125% 9/30/14	2,400,000	1,205,215
CIT Group, Inc. 7.625% 11/30/12	5,280,000	3,087,533
Citigroup, Inc. 5.500% 2/15/17	2,495,000	1,874,084
Citigroup, Inc. 5.875% 5/29/37	2,175,000	1,590,634
Citigroup, Inc. 6.500% 8/19/13	2,300,000	2,180,306
Citigroup, Inc. 7.250% 10/01/10	136,904	131,304
Eaton Vance Corp. 6.500% 10/02/17	3,375,000	3,276,487
Emerald Investment Grade CBO Ltd. (Acquired 4/23/99, Cost $283,080) FRN (a) (c) 3.319% 5/24/11	283,256	281,839
General Electric Capital Corp. 5.375% 10/20/16	2,407,000	1,983,041
General Electric Capital Corp. 5.875% 1/14/38	1,000,000	713,340
General Motors Acceptance Corp. 6.875% 9/15/11	216	127
The Goldman Sachs Group, Inc. 5.625% 1/15/17	6,615,000	4,847,333
The Goldman Sachs Group, Inc. 6.125% 2/15/33	1,439,000	1,065,594
The Goldman Sachs Group, Inc. 6.150% 4/01/18	420,000	347,925
The Goldman Sachs Group, Inc. 6.750% 10/01/37	3,720,000	2,422,832
HSBC Finance Corp. 4.125% 12/15/08	3,404,000	3,382,895

	Principal Amount	Value

HSBC Finance Corp. 5.900% 6/19/12	$2,130,000	$1,937,256
Lazard Group LLC 6.850% 6/15/17	1,575,000	1,131,165
Lazard Group LLC 7.125% 5/15/15	2,407,000	1,893,272
Lehman Brothers Holdings, Inc. (e) 6.200% 9/26/14	3,885,000	505,050
Lehman Brothers Holdings, Inc. (e) 6.875% 7/17/37	2,640,000	3,300
Lehman Brothers Holdings, Inc. (e) 7.000% 9/27/27	510,000	66,300
Merrill Lynch & Co., Inc. 5.450% 2/05/13	5,775,000	5,205,337
Morgan Stanley 5.450% 1/09/17	1,526,000	1,219,504
SLM Corp. 5.000% 10/01/13	2,129,000	1,293,348
Textron Financial Corp. 5.125% 11/01/10	3,540,000	3,266,953

		60,520,554

Electric — 3.1%
Allegheny Energy Supply (a) 8.250% 4/15/12	1,516,000	1,387,140
Carolina Power & Light Co. 6.125% 9/15/33	37,000	31,094
Consumers Energy Co. 4.400% 8/15/09	1,279,000	1,254,099
Entergy Gulf States, Inc. (f) 5.250% 8/01/15	5,801,000	4,623,554
Kansas Gas & Electric Co. 5.647% 3/29/21	1,624,681	1,345,545
Kiowa Power Partners LLC (a) 4.811% 12/30/13	1,017,483	966,418
MidAmerican Energy Co. 5.125% 1/15/13	69,000	63,963
Mirant Mid-Atlantic LLC Series 2001, Class A 8.625% 6/30/12	1,919,713	1,804,530
Monongahela Power 6.700% 6/15/14	1,667,000	1,518,945
Nevada Power Co. Series L 5.875% 1/15/15	2,193,000	1,897,636

	Principal Amount	Value

Nevada Power Co. Series N 6.650% 4/01/36	$1,000,000	$745,727
Oncor Electric Delivery Co. (a) 6.800% 9/01/18	4,420,000	3,734,445
Oncor Electric Delivery Co. (a) 7.500% 9/01/38	1,570,000	1,227,702
Pennsylvania Electric Co. Class B 6.125% 4/01/09	4,385,000	4,373,454
PPL Energy Supply LLC 6.300% 7/15/13	1,900,000	1,742,828
Progress Energy, Inc. 7.100% 3/01/11	79,216	78,510
Tenaska Oklahoma (a) 6.528% 12/30/14	1,328,166	1,337,609
TransAlta Corp. 5.750% 12/15/13	4,496,000	4,163,350
TransAlta Corp. 6.650% 5/15/18	800,000	693,666
Tri-State Generation & Transmission Association Series 2003, Class A (a) 6.040% 1/31/18	1,663,160	1,630,948
Tri-State Generation & Transmission Association Series 2003, Class B (a) 7.144% 7/31/33	2,232,000	1,848,109
Wisconsin Public Service Corp. 5.650% 11/01/17	1,405,000	1,290,286

		37,759,558

Electrical Components & Equipment — 0.2%
Anixter International, Inc. 5.950% 3/01/15	2,800,000	2,030,000

Environmental Controls — 0.7%
Allied Waste North America, Inc. Series B 5.750% 2/15/11	1,899,000	1,747,080
Allied Waste North America, Inc. 6.500% 11/15/10	6,395,000	5,979,325
Republic Services, Inc. 6.750% 8/15/11	78,000	75,905

		7,802,310

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value

Foods — 0.5%
Conagra, Inc. 6.750% 9/15/11	$121,248	$118,443
The Hershey Co. (f) 7.200% 8/15/27	538,000	533,547
Kellogg Co. 5.125% 12/03/12	2,700,000	2,576,140
Sara Lee Corp. 3.875% 6/15/13	749,000	598,201
Smithfield Foods, Inc. 7.000% 8/01/11	2,770,000	1,939,000

		5,765,331

Forest Products & Paper — 0.2%
Rock-Tenn Co. 5.625% 3/15/13	505,000	421,675
Rock-Tenn Co. 8.200% 8/15/11	1,891,000	1,786,995
Rock-Tenn Co. (a) 9.250% 3/15/16	530,000	466,400

		2,675,070

Gas — 0.3%
Northern Natural Gas Co. (a) 7.000% 6/01/11	709,000	708,651
Piedmont Natural Gas Co. Series E 6.000% 12/19/33	1,573,000	1,214,984
Southwest Gas Corp. 8.375% 2/15/11	1,133,000	1,135,901

		3,059,536

Health Care – Products — 0.1%
Boston Scientific Corp. 5.450% 6/15/14	91,000	74,620
Covidien International Finance SA 6.550% 10/15/37	1,755,000	1,387,363

		1,461,983

Holding Company – Diversified — 0.2%
Leucadia National Corp. 7.000% 8/15/13	636,000	559,680
Leucadia National Corp. 7.750% 8/15/13	1,848,000	1,718,640

		2,278,320

Home Builders — 0.2%
Centex Corp. 7.875% 2/01/11	1,480,000	1,235,800
D.R. Horton, Inc. 4.875% 1/15/10	534,000	457,905

	Principal Amount	Value

Lennar Corp. Series B 5.125% 10/01/10	$340,000	$258,400

		1,952,105

Household Products — 0.2%
Kimberly-Clark Corp. 6.125% 8/01/17	2,380,000	2,218,765

Housewares — 0.2%
Newell Rubbermaid, Inc. 4.000% 5/01/10	1,684,000	1,599,797
Toro Co. 7.800% 6/15/27	773,000	732,389

		2,332,186

Insurance — 0.2%
Lincoln National Corp. 6.300% 10/09/37	1,245,000	813,243
MetLife, Inc. Series A 6.817% 8/15/18	2,035,000	1,752,104

		2,565,347

Investment Companies — 0.1%
Xstrata Finance Canada (a) 5.800% 11/15/16	1,023,000	782,882

Iron & Steel — 0.1%
Reliance Steel & Aluminum Co. 6.200% 11/15/16	1,347,000	1,225,377

Leisure Time — 0.2%
Brunswick Corp. 9.750% 8/15/13	2,540,000	2,071,563

Lodging — 0.9%
Marriott International, Inc. (f) 6.200% 6/15/16	4,038,000	2,815,164
MGM Mirage 6.000% 10/01/09	4,111,000	3,658,790
MGM Mirage 6.750% 9/01/12	3,197,000	2,046,080
Starwood Hotels & Resorts Worldwide, Inc. 6.250% 2/15/13	760,000	559,150
Starwood Hotels & Resorts Worldwide, Inc. 7.875% 5/01/12	1,909,000	1,665,408

		10,744,592

	Principal Amount	Value

Machinery – Diversified — 0.4%
Briggs & Stratton Corp. 8.875% 3/15/11	$2,713,000	$2,563,785
Roper Industries, Inc. 6.625% 8/15/13	2,355,000	2,427,798

		4,991,583

Manufacturing — 1.1%
Bombardier, Inc. (a) 6.750% 5/01/12	1,156,000	988,380
Cooper US, Inc. 6.100% 7/01/17	2,110,000	1,806,101
General Electric Co. 5.250% 12/06/17	1,145,000	958,422
Ingersoll-Rand Global Holding Co. Ltd. 6.875% 8/15/18	3,700,000	3,199,412
Pentair, Inc. 7.850% 10/15/09	3,100,000	3,115,078
Tyco Electronics Group SA 6.000% 10/01/12	1,215,000	1,143,315
Tyco Electronics Group SA 6.550% 10/01/17	1,100,000	915,692
Tyco Electronics Group SA 7.125% 10/01/37	1,280,000	928,544

		13,054,944

Media — 3.9%
Belo Corp. 8.000% 11/01/08	2,526,000	2,525,679
CBS Corp. 6.625% 5/15/11	3,558,000	3,167,011
CBS Corp. 7.875% 7/30/30	970,000	697,927
Comcast Cable Communications Holdings, Inc. 8.375% 3/15/13	121,000	117,381
Comcast Cable Communications, Inc. 9.800% 2/01/12	155,000	156,816
Comcast Corp. 5.500% 3/15/11	1,142,000	1,090,503
Cox Communications, Inc. 4.625% 1/15/10	10,282,000	9,855,924
Cox Communications, Inc. 6.750% 3/15/11	196,000	190,599
Echostar DBS Corp. 7.125% 2/01/16	2,284,000	1,832,910

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value

HSN (a) 11.250% 8/01/16	$3,350,000	$2,780,500
McGraw-Hill Cos., Inc. 5.375% 11/15/12	2,500,000	2,164,312
News America Holdings, Inc. 6.750% 1/09/38	1,478,000	1,451,495
News America Holdings, Inc. 8.875% 4/26/23	1,976,000	2,032,393
Rogers Cable, Inc. 5.500% 3/15/14	822,000	707,822
Rogers Cable, Inc. 7.875% 5/01/12	2,398,000	2,369,893
Rogers Communications, Inc. 7.500% 8/15/38	510,000	428,492
Scholastic Corp. 5.000% 4/15/13	1,749,000	1,329,240
Shaw Communications, Inc. 8.250% 4/11/10	4,856,000	4,771,020
Thomson Corp. 5.700% 10/01/14	4,690,000	4,092,949
Thomson Corp. 6.200% 1/05/12	1,959,000	1,844,230
Time Warner, Inc. 5.875% 11/15/16	3,033,000	2,427,422
Viacom, Inc. 6.250% 4/30/16	1,188,000	957,975

		46,992,493

Metal Fabricate & Hardware — 0.2%
Timken Co. 5.750% 2/15/10	2,969,000	2,908,875

Mining — 0.7%
Alcan, Inc. 6.250% 11/01/08	1,848,000	1,848,000
Codelco, Inc. (a) 6.150% 10/24/36	1,503,000	1,085,452
Vale Overseas Ltd. 6.250% 1/23/17	1,626,000	1,318,266
Vale Overseas Ltd. 6.875% 11/21/36	1,494,000	1,073,418
Vulcan Materials Co. 6.000% 4/01/09	2,957,000	2,978,184

		8,303,320

Office Equipment/Supplies — 0.1%
Xerox Corp. 5.500% 5/15/12	1,175,000	913,204

Office Furnishings — 0.2%
Herman Miller, Inc. 7.125% 3/15/11	2,259,000	2,358,922

	Principal Amount	Value

Oil & Gas — 1.1%
Mobil Corp. (f) 8.625% 8/15/21	$3,326,000	$3,943,571
Newfield Exploration Co. 7.625% 3/01/11	987,000	883,365
OAO Gazprom (a) 9.625% 3/01/13	1,520,000	1,276,800
Pemex Project Funding Master Trust (Acquired 5/28/08, Cost $3,290,067) (a) (c) 6.625% 6/15/38	3,300,000	2,458,500
The Premcor Refining Group, Inc. 6.750% 5/01/14	1,105,000	991,320
Tesoro Corp. 6.500% 6/01/17	1,100,000	737,000
XTO Energy, Inc. 4.900% 2/01/14	3,746,000	3,063,127

		13,353,683

Oil & Gas Services — 0.1%
Hornbeck Offshore Services, Inc. Series B 6.125% 12/01/14	1,009,000	741,615

Packaging & Containers — 0.3%
Packaging Corp. of America 5.750% 8/01/13	1,050,000	911,362
Pactiv Corp. 5.875% 7/15/12	1,140,000	1,022,182
Pactiv Corp. 6.400% 1/15/18	1,025,000	769,448
Sealed Air Corp. (a) 6.875% 7/15/33	717,000	563,920

		3,266,912

Pharmaceuticals — 0.0%
Abbott Laboratories 5.600% 11/30/17	200,000	184,194

Pipelines — 2.7%
Alliance Pipeline LP (a) 6.996% 12/31/19	1,073,841	1,125,664
Boardwalk Pipelines LLC 5.500% 2/01/17	914,000	700,307
Colonial Pipeline Co. (a) 7.630% 4/15/32	1,656,000	1,386,034
Consolidated Natural Gas Co. Series C 6.250% 11/01/11	3,500,000	3,342,787
Duke Energy Field Services Corp. (f) 7.875% 8/16/10	2,846,000	2,869,878

	Principal Amount	Value

Enbridge, Inc. 5.800% 6/15/14	$4,010,000	$3,507,788
Enterprise Products Operating LP 7.500% 2/01/11	735,000	726,517
Gulf South Pipeline Co. LP (a) 5.050% 2/01/15	868,000	716,511
Kern River Funding Corp. (a) 4.893% 4/30/18	2,827,020	2,387,358
Kinder Morgan Energy Partners LP 6.000% 2/01/17	685,000	547,307
Kinder Morgan Energy Partners LP 6.300% 2/01/09	822,000	818,995
Kinder Morgan Energy Partners LP 6.500% 2/01/37	571,000	396,308
Kinder Morgan Energy Partners LP 6.950% 1/15/38	2,160,000	1,584,157
Kinder Morgan Energy Partners LP 7.125% 3/15/12	59,000	56,468
Pacific Energy Partners LP/Pacific Energy Finance Corp. 6.250% 9/15/15	585,000	447,912
Pacific Energy Partners LP/Pacific Energy Finance Corp. 7.125% 6/15/14	1,891,000	1,738,708
Plains All American Pipeline Co. 5.625% 12/15/13	2,197,000	1,818,518
Plains All American Pipeline LP/PAA Finance Corp. 4.750% 8/15/09	475,000	471,985
Rockies Express Pipeline LLC (a) 6.250% 7/15/13	1,945,000	1,866,932
Rockies Express Pipeline LLC (a) 6.850% 7/15/18	1,280,000	1,087,254
Southern Natural Gas Co. (a) 5.900% 4/01/17	1,345,000	1,037,312
Texas Eastern Transmission LP (a) 6.000% 9/15/17	850,000	720,396

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value

Trans-Canada Pipelines Ltd. 6.200% 10/15/37	$2,455,000	$1,676,380
Transcontinental Gas Pipe Line Corp. 8.875% 7/15/12	1,830,000	1,776,031

		32,807,507

Real Estate Investment Trusts (REITS) — 0.9%
Brandywine Operating Partnership LP 5.625% 12/15/10	1,686,000	1,466,422
BRE Properties, Inc. 7.450% 1/15/11	1,848,000	1,815,131
iStar Financial, Inc. Series B 4.875% 1/15/09	703,000	583,490
iStar Financial, Inc. Series B 5.700% 3/01/14	1,347,000	511,860
Prologis 5.250% 11/15/10	3,508,000	2,288,051
Senior Housing Properties Trust 8.625% 1/15/12	457,000	434,150
Weingarten Realty Investors, Series A 7.500% 12/19/10	3,650,000	3,892,897

		10,992,001

Retail — 0.3%
J.C. Penney Corp., Inc. 7.950% 4/01/17	649,000	538,072
Lowe’s Cos., Inc. 5.600% 9/15/12	1,350,000	1,336,264
McDonald’s Corp. 6.300% 10/15/37	645,000	565,611
Sears Roebuck Accep Corp. 6.750% 8/15/11	167,216	120,577
Yum! Brands, Inc. 6.875% 11/15/37	2,405,000	1,563,361

		4,123,885

Savings & Loans — 0.4%
Glencore Funding LLC (a) 6.000% 4/15/14	2,330,000	2,202,775
Targeted Return Index Securities Trust (Acquired 1/16/02, Cost $2,070,901) VRN (a) (b) (c) 6.962% 1/15/12	1,949,248	2,049,166

	Principal Amount	Value

Washington Mutual Bank 5.650% 8/15/14	$4,038,000	$20,190

		4,272,131

Software — 0.3%
Fiserv, Inc. 6.125% 11/20/12	4,565,000	4,019,903

Telecommunications — 1.8%
AT&T, Inc. 6.000% 3/15/09	15,000	15,006
AT&T, Inc. 6.500% 9/01/37	1,485,000	1,206,317
British Telecom PLC STEP 9.125% 12/15/30	1,050,000	950,807
Deutsche Telekom International Finance B.V. STEP 8.750% 6/15/30	5,810,000	5,144,435
Embarq Corp. 7.082% 6/01/16	1,046,000	805,420
Qwest Corp. 7.875% 9/01/11	3,715,000	3,222,762
Qwest Corp. 8.875% 3/15/12	3,696,000	3,234,000
Rogers Wireless Communications, Inc. 6.375% 3/01/14	1,553,000	1,386,744
Sprint Capital Corp. 6.900% 5/01/19	1,373,000	967,965
Sprint Nextel Corp. 6.000% 12/01/16	1,765,000	1,222,263
Telecom Italia Capital SA 6.000% 9/30/34	153,000	83,269
Telefonica Emisones, S.A.U. 7.045% 6/20/36	2,845,000	2,255,431
Verizon Global Funding Corp. 4.375% 6/01/13	840,000	742,355
Verizon Global Funding Corp. 7.750% 12/01/30	987,000	881,746
Verizon Virginia, Inc., Series A 4.625% 3/15/13	46,000	38,620

		22,157,140

Textiles — 0.1%
Mohawk Industries, Inc. Series D 7.200% 4/15/12	1,306,000	1,350,169

	Principal Amount	Value

Transportation — 0.6%
Burlington Northern Santa Fe Corp. 6.750% 3/15/29	$2,658,000	$2,249,173
Canadian National Railway Co. 5.850% 11/15/17	1,200,000	1,051,522
Canadian National Railway Co. 6.375% 11/15/37	1,070,000	849,370
Con-way, Inc. 8.875% 5/01/10	1,848,000	1,857,011
CSX Corp. 7.250% 5/01/27	733,000	562,090
Federal Express Corp. 7.500% 7/15/19	72,829	77,446
Norfolk Southern Corp. 7.250% 2/15/31	110,000	97,701

		6,744,313

Trucking & Leasing — 0.4%
TTX Co. (a) 4.500% 12/15/10	4,805,000	4,920,277

TOTAL CORPORATE DEBT (Cost $476,309,381)		399,748,731

NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 10.1%

Commercial MBS — 6.2%
280 Park Ave Trust (a) 6.148% 2/03/11	933,037	961,730
Banc of America Commercial Mortgage, Inc., Series 2007-4, Class A4 VRN 5.745% 2/10/51	7,525,000	5,717,168
Banc of America Large Loan, Series 2001-FMA, Class A2 (a) 6.490% 12/13/16	1,404,000	1,369,866
Bear Stearns Commercial Mortgage Securities, Series 2007-PW15, Class A2 5.205% 2/11/44	5,025,000	4,304,887
Bear Stearns Commercial Mortgage Securities, Series 2007-T26, Class A2 5.330% 1/12/45	3,125,000	2,697,052

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value

Bear Stearns Commercial Mortgage Securities, Series 2007-PW17, Class A4 VRN 5.694% 6/11/50	$2,200,000	$1,651,244
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD4, Class A2A 5.237% 12/11/49	6,325,000	5,558,736
Commercial Mortgage Pass Through Certificates, Series 2007-C9, Class A4 VRN 5.816% 12/10/49	3,570,000	2,728,634
Credit Suisse Mortgage Pass Through Certificates, Series 2008-C1, Class AJ (a) 6.219% 1/15/18	4,500,000	2,343,342
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2006-CB17, Class A4 5.429% 12/12/43	3,000,000	2,318,887
LB-UBS Commercial Mortgage Trust, Series 2007-C1, Class A3 5.398% 2/15/40	15,165,000	11,899,519
Merrill Lynch/ Countrywide Commercial Mortgage Trust, Series 2006-4, Class A3 VRN 5.172% 12/12/49	3,050,000	2,313,845
Morgan Stanley Capital I, Series 2007-HQ11, Class A31 5.439% 2/12/44	14,206,000	11,347,359
Morgan Stanley Capital I, Series 2007-IQ14, Class A2 5.610% 4/15/49	7,750,000	6,667,818
Starwood Commercial Mortgage Trust, Series 1999-C1, Class B (a) 6.920% 2/03/09	2,218,000	2,236,423

	Principal Amount	Value

Wachovia Bank Commercial Mortgage Trust, Series 2007-C31, Class A4 5.509% 4/15/47	$4,525,000	$3,381,132
Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class A2 VRN 5.858% 2/15/51	7,970,000	6,896,942

		74,394,584

Home Equity ABS — 0.1%
New Century Home Equity Loan Trust, Series 1997-NC5, Class A6 STEP 7.200% 10/25/28	19,882	18,966
Terwin Mortgage Trust, Series 2006-10SL, Class A2 STEP 5.000% 12/25/37	10,323,000	1,192,286

		1,211,252

Student Loans ABS — 0.7%
Ares High Yield CSO PLC (Acquired 2/15/07, Cost $2,323,970), Series 2005-2A, Class 2B1 FRN (a) (c) 4.063% 9/20/10	2,284,000	1,981,370
Community Program Loan Trust, Series 1987-A, Class A4 4.500% 10/01/18	367,475	358,907
Galena CDO Cayman Islands Ltd. (Acquired 4/24/07, Cost $3,078,609), Series 2005-1, Class B1U7 FRN (a) (c) 3.963% 1/11/13	3,050,000	1,293,505
Newport Waves CDO (Acquired 3/30/07, Cost $4,994,200), Series 2007-1A, Class A3LS FRN (a) (c) 3.804% 6/20/14	5,000,000	2,250,781

	Principal Amount	Value

Salt Creek High Yield CSO Ltd. (Acquired 1/23/07, Cost $1,351,687), Series 2005-1A, Class B2 FRN (a) (c) 5.804% 9/20/10	$1,350,000	$1,155,938
Salt Creek High Yield CSO Ltd. (Acquired 1/23/07, Cost $1,769,688), Series 2005-1A, Class A7 FRN (a) (c) 5.204% 9/20/10	1,750,000	1,549,844

		8,590,345

WL Collateral CMO — 3.1%
ABN AMRO Mortgage Corp., Series 2003-12, Class 1A 5.000% 12/25/33	5,014,723	4,016,480
Banc of America Funding Corp., Series 2006-G, Class 2A2 FRN 4.358% 7/20/36	2,532,712	2,156,637
Bank of America Mortgage Securities, Series 2004-G, Class 2A7 FRN 4.520% 8/25/34	1,602,181	1,356,861
Countrywide Home Loans, Inc., Series 2003-42, Class 1A1 FRN 5.394% 9/25/33	233,532	146,942
Countrywide Home Loans, Inc., Series 2004-23, Class 1A1 FRN 6.569% 2/25/34	260,157	167,085
First Nationwide Trust, Series 2001-5, Class A1 6.750% 10/21/31	40,577	35,349
GSR Mortgage Loan Trust, Series 2004-9, Class 2A1 VRN 4.855% 8/25/34	401,210	301,790

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value

Harborview Mortgage Loan Trust, Series 2006-12, Class 2A2A FRN 4.468% 1/19/38	$3,736,709	$1,940,816
Impac Secured Assets CMN Owner Trust, Series 2007-2, Class 1A1A FRN 3.369% 5/25/37	5,848,495	4,858,016
IndyMac Index Mortgage Loan Trust, Series 2004-AR4, Class 1A VRN 5.762% 8/25/34	675,201	407,438
Merrill Lynch Mortgage Investors, Inc., Series 2005-A8, Class A3A2 FRN 3.509% 8/25/36	1,536,006	1,075,482
Merrill Lynch Mortgage Investors, Inc., Series 2003-A4, Class IA VRN 5.515% 7/25/33	33,268	26,068
Merrill Lynch Mortgage Investors, Inc., Series 2004-A1, Class IA VRN 6.585% 2/25/34	112,392	82,004
Morgan Stanley Mortgage Loan Trust, Series 2004-2AR, Class 1A FRN 6.352% 2/25/34	9,898	7,015
Residential Accredit Loans, Inc., Series 2006-QO6, Class A1 FRN 3.439% 6/25/46	7,144,513	3,623,978
Residential Accredit Loans, Inc., Series 2006-QO4, Class 2A1 FRN 3.449% 4/25/46	4,817,780	2,455,984
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-2, Class 2A VRN 5.717% 3/25/34	480,627	383,323

	Principal Amount	Value

Washington Mutual MSC Mortgage, Series 2004-RA4, Class 2A 6.500% 8/25/34	$838,194	$690,102
Washington Mutual, Inc., Series 2004-AR14, Class A1 VRN 1.000% 1/25/35	6,718,638	5,418,347
Washington Mutual, Inc., Series 2004-AR2, Class A FRN 4.065% 4/25/44	1,195,508	595,934
Wells Fargo Mortgage Backed Securities Trust, Series 2004-P, Class 2A1 FRN 4.243% 9/25/34	4,506,508	3,259,034
Wells Fargo Mortgage Backed Securities Trust, Series 2004-Z, Class 2A1 FRN 4.572% 12/25/34	5,761,455	4,144,561

		37,149,246

WL Collateral PAC — 0.0%
Structured Asset Securities Corp., Series 2002-11A, Class 2A1 FRN 5.290% 6/25/32	366,197	211,717

TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $167,393,583)		121,557,144

U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES — 47.8%

Collateralized Mortgage Obligations — 0.3%
Federal Home Loan Mortgage Corp., Series 2178, Class PB 7.000% 8/15/29	1,480,826	1,509,590
Federal National Mortgage Association, Series 1989-20, Class A 6.750% 4/25/18	1,022,789	1,058,250
U.S. Department of Veteran Affairs, Series 1992-1, Class 2Z 7.750% 5/15/22	942,749	994,537

		3,562,377

	Principal Amount	Value

Pass-Through Securities — 47.5%
Connecticut State Health & Educational Facilities Authority, (Yale University) 5.000% 7/01/42	$7,900,000	$7,481,774
Federal Home Loan Mortgage Corp.
Pool #E01481 4.500% 10/01/18	178,507	171,500
Pool #G13201 4.500% 7/01/23	20,851,966	19,837,876
Pool #G01842 4.500% 6/01/35	971,242	884,361
Pool #A46682 4.500% 8/01/35	59,036,754	53,755,734
Pool #G01953 4.500% 10/01/35	13,090,903	11,915,790
Pool #G04494 4.500% 5/01/38	2,577,731	2,347,145
Pool #A38009 5.000% 10/01/35	20,544,593	19,482,855
Pool #G18090 5.500% 12/01/20	5,144,366	5,136,328
Pool #J00668 5.500% 12/01/20	8,008,482	7,995,968
Pool #J00901 5.500% 12/01/20	1,401,074	1,398,885
Pool #J00890 5.500% 1/01/21	8,876,808	8,865,712
Pool #J01241 5.500% 3/01/21	9,492,694	9,468,963
Pool #C01283 5.500% 11/01/31	24,061	23,547
Pool #G01563 5.500% 6/01/33	4,558,183	4,457,939
Pool #E84025 6.000% 6/01/16	574,181	585,068
Pool #G11431 6.000% 2/01/18	70,139	71,437
Pool #G11122 6.500% 5/01/16	443,213	453,632
Pool #E84450 6.500% 7/01/16	64,155	65,658
Pool #E84580 6.500% 7/01/16	212,301	217,268
Pool #E84660 6.500% 7/01/16	11,426	11,562
Pool #E90508 6.500% 7/01/17	285,244	288,654
Pool #C00836 7.000% 7/01/29	67,015	69,849
Pool #C35095 7.000% 1/01/30	31,742	33,069
Pool #C49314 7.000% 4/01/31	8,988	9,362
Pool #C51422 7.000% 5/01/31	10,300	10,654

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value

Pool #C51550
7.000% 5/01/31	$9,711	$10,044
Pool #C53034
7.000% 6/01/31	17,372	17,978
Pool #C53267
7.000% 6/01/31	7,782	8,048
Pool #E00856
7.000% 9/01/31	405,331	422,303
Pool #G01317
7.000% 10/01/31	292,585	304,841
Pool #E00856
7.500% 6/01/15	59,435	62,150
Pool #G00143
7.500% 6/01/23	4,815	5,049
Pool #C55867
7.500% 2/01/30	119,770	125,692
Pool #C37986
7.500% 5/01/30	5,074	5,325
Pool #C39755
7.500% 6/01/30	1,188	1,247
Pool #C40675
7.500% 7/01/30	481	505
Pool #C41253
7.500% 8/01/30	1,086	1,140
Pool #C41497
7.500% 9/01/30	293	308
Pool #C42340
7.500% 9/01/30	443	465
Pool #C42427
7.500% 9/01/30	2,397	2,515
Pool #C42446
7.500% 9/01/30	4,122	4,326
Pool #C42538
7.500% 9/01/30	7,243	7,601
Pool #C43930
7.500% 10/01/30	18,306	19,210
Pool #C43962
7.500% 10/01/30	34,724	36,439
Pool #C44509
7.500% 11/01/30	17,589	18,468
Pool #C44732
7.500% 11/01/30	4,464	4,664
Pool #C44830
7.500% 11/01/30	428	449
Pool #C45304
7.500% 12/01/30	661	694
Pool #C45235
7.500% 12/01/30	168,191	176,497
Pool #C46038
7.500% 12/01/30	2,430	2,550
Pool #C01116
7.500% 1/01/31	7,304	7,665
Pool #C46309
7.500% 1/01/31	2,354	2,471
Pool #C46560
7.500% 1/01/31	830	871
Pool #C46566
7.500% 1/01/31	10,307	10,822

	Principal Amount	Value

Pool #C46810
7.500% 1/01/31	$3,127	$3,281
Pool #C47063
7.500% 1/01/31	15,537	16,306
Pool #C47060
7.500% 1/01/31	3,370	3,537
Pool #E00842
8.000% 3/01/15	189,405	199,211
Pool #E00843
8.000% 4/01/15	88,140	92,677
Pool #E00852
8.000% 5/01/15	47,374	49,853
Pool #E80782
8.000% 7/01/15	14,317	15,094
Pool #E80998
8.000% 7/01/15	26,366	27,706
Pool #E81091
8.000% 7/01/15	24,516	25,850
Pool #E81151
8.000% 8/01/15	89,804	94,641
Pool #555481
8.250% 5/01/17	68,548	74,314
Pool #G00653
8.500% 11/01/25	75,986	80,812
Pool #554904
9.000% 3/01/17	1,639	1,789
Federal Home Loan Mortgage Corp. TBA
Pool #6403
4.500% 8/01/18 (g)	12,580,000	11,960,827
Pool #27045
5.500% 6/01/35 (g)	55,542,000	54,144,774
Federal National Mortgage Association
Pool #775539
3.898% 5/01/34	2,579,117	2,569,153
Pool #888586
4.341% 10/01/34	6,039,399	6,008,743
Pool #740447
4.500% 9/01/18	85,054	81,834
Pool #357927
4.500% 7/01/20	1,027,125	983,432
Pool #826497
4.500% 7/01/20	1,025,949	983,268
Pool #822542
4.500% 8/01/20	672,355	643,754
Pool #825757
4.500% 8/01/20	875,366	838,129
Pool #832075
4.500% 8/01/20	343,742	329,120
Pool #837910
4.500% 8/01/20	473,682	453,976
Pool #838786
4.500% 8/01/20	1,235,759	1,182,611
Pool #832980
4.500% 9/01/20	553,038	529,253
Pool #839289
4.500% 9/01/20	658,111	630,115
Pool #840644
4.500% 9/01/20	784,729	750,979

	Principal Amount	Value

Pool #850102
4.500% 9/01/20	$975,091	$933,612
Pool #845159
4.500% 1/01/21	597,898	571,156
Pool #880439
4.500% 4/01/21	933,081	891,348
Pool #815426
4.500% 2/01/35	4,318,878	3,937,940
Pool #899171
4.500% 2/01/37	37,633	34,219
Pool #912664
4.500% 3/01/37	761,318	692,264
Pool #973333
4.500% 2/01/38	5,992,164	5,448,656
Pool #962302
4.500% 3/01/38	15,778,194	14,347,063
Pool #962408
4.500% 3/01/38	14,851,413	13,504,344
Pool #975211
4.500% 3/01/38	12,595,041	11,452,632
Pool #933781
4.500% 4/01/38	1,561,184	1,419,580
Pool #962766
4.500% 4/01/38	4,966,084	4,515,644
Pool #973928
4.500% 4/01/38	1,272,707	1,157,268
Pool #929695
4.500% 7/01/38	3,578,437	3,253,862
Pool #675713
5.000% 3/01/18	71,220	70,160
Pool #832900
5.000% 9/01/35	32,514,464	30,879,852
Pool #626582
5.500% 3/01/17	14,511	14,649
Pool #637812
5.500% 4/01/17	8,337	8,416
Pool #674149
5.500% 11/01/17	96,129	96,985
Pool #684173
5.500% 2/01/18	47,251	47,458
Pool #813926
5.500% 11/01/20	6,723,774	6,723,774
Pool #844564
5.500% 12/01/20	7,018,199	7,011,619
Pool #848808
5.500% 1/01/21	8,348,922	8,341,095
Pool #888468
5.500% 9/01/21	22,478,904	22,457,830
Pool #555880
5.500% 11/01/33	283,828	278,019
Pool #757830
5.500% 6/01/35	775,006	758,295
Pool #824651
5.500% 7/01/35	910,994	891,351
Pool #825868
5.500% 8/01/35	1,903,001	1,861,967
Pool #833387
5.500% 9/01/35	3,793,665	3,711,864

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value

Pool #832632
5.500% 9/01/35	$4,488,818	$4,392,027
Pool #832682
5.500% 9/01/35	5,662,241	5,540,148
Pool #832739
5.500% 9/01/35	5,765,348	5,641,032
Pool #832787
5.500% 9/01/35	10,155,609	9,936,628
Pool #832866
5.500% 9/01/35	4,662,874	4,562,331
Pool #832972
5.500% 9/01/35	2,373,041	2,321,872
Pool #346537
6.000% 5/01/11	12,106	12,214
Pool #545636
6.500% 5/01/17	481,758	492,132
Pool #337430
6.500% 3/01/26	271	275
Pool #895750
6.500% 6/01/36	15,612	15,838
Pool #882325
6.500% 9/01/36	31,112	31,562
Pool #893642
6.500% 9/01/36	46,778	47,454
Pool #893524
6.500% 9/01/36	1,837,123	1,863,676
Pool #817828
6.500% 10/01/36	23,190	23,525
Pool #831806
6.500% 10/01/36	340,385	345,305
Pool #256477
6.500% 11/01/36	27,201	27,594
Pool #903789
6.500% 11/01/36	80,466	81,629
Pool #904130
6.500% 11/01/36	87,499	88,764
Pool #920084
6.500% 11/01/36	28,772	29,188
Pool #922629
6.500% 12/01/36	108,836	110,409
Pool #910426
6.500% 1/01/37	44,180	44,819
Pool #908600
6.500% 2/01/37	2,987,930	3,031,115
Pool #909358
6.500% 2/01/37	15,271	15,492
Pool #888285
6.500% 3/01/37	2,602,785	2,640,403
Pool #908809
6.500% 3/01/37	1,194,371	1,211,633
Pool #910023
6.500% 3/01/37	44,330	44,971
Pool #940177
6.500% 5/01/37	59,943	60,809
Pool #918683
6.500% 6/01/37	16,247	16,482
Pool #256801
6.500% 7/01/37	21,980	22,298

	Principal Amount	Value

Pool #899630
6.500% 7/01/37	$848,743	$861,009
Pool #923432
6.500% 7/01/37	114,247	115,898
Pool #939569
6.500% 7/01/37	21,403	21,713
Pool #941315
6.500% 7/01/37	862,260	874,723
Pool #928747
6.500% 9/01/37	3,936,377	3,993,270
Pool #950963
6.500% 9/01/37	950,539	964,277
Pool #950868
6.500% 9/01/37	987,567	1,001,841
Pool #923339
6.500% 10/01/37	24,793	25,152
Pool #928730
6.500% 10/01/37	24,729	25,086
Pool #947459
6.500% 10/01/37	1,002,645	1,017,136
Pool #899883
6.500% 11/01/37	3,539,309	3,590,463
Pool #954914
6.500% 11/01/37	2,968,600	3,011,506
Pool #967427
6.500% 11/01/37	793,442	804,909
Pool #889072
6.500% 12/01/37	13,688,337	13,886,176
Pool #959394
6.500% 12/01/37	1,530,032	1,552,624
Pool #967187
6.500% 12/01/37	822,067	833,949
Pool #961411
6.500% 1/01/38	972,535	986,591
Pool #965541
6.500% 1/01/38	24,979	25,340
Pool #966555
6.500% 1/01/38	23,957	24,304
Pool #968075
6.500% 1/01/38	936,644	950,181
Pool #933401
6.500% 2/01/38	818,627	830,459
Pool #961477
6.500% 2/01/38	20,583	20,896
Pool #961512
6.500% 2/01/38	30,832	31,301
Pool #965691
6.500% 2/01/38	847,390	859,638
Pool #966050
6.500% 2/01/38	81,202	82,376
Pool #966790
6.500% 2/01/38	28,937	29,355
Pool #968565
6.500% 2/01/38	1,151,054	1,167,691
Pool #961879
6.500% 3/01/38	23,932	24,278
Pool #972494
6.500% 3/01/38	19,977	20,279

	Principal Amount	Value

Pool #976425
6.500% 3/01/38	$838,657	$850,778
Pool #889654
6.500% 4/01/38	37,541	38,084
Pool #974407
6.500% 4/01/38	47,216	47,898
Pool #977206
6.500% 4/01/38	858,653	871,063
Pool #963278
6.500% 5/01/38	2,096,316	2,126,614
Pool #929615
6.500% 6/01/38	99,889	101,333
Pool #964569
6.500% 7/01/38	31,376	31,829
Pool #986688
6.500% 7/01/38	28,675	29,090
Pool #982532
6.500% 9/01/38	802,444	814,042
Pool #986100
6.500% 9/01/38	821,532	833,406
Pool #986107
6.500% 9/01/38	3,923,459	3,980,165
Pool #987599
6.500% 9/01/38	24,978	25,339
Pool #988662
6.500% 9/01/38	785,800	797,158
Pool #990052
6.500% 9/01/38	524,034	531,608
Pool #990217
6.500% 9/01/38	3,867,974	3,923,878
Pool #990218
6.500% 9/01/38	775,030	786,232
Pool #990246
6.500% 9/01/38	1,284,906	1,303,477
Pool #990766
6.500% 9/01/38	932,993	946,478
Pool #987361
6.500% 10/01/38	92,608	94,380
Pool #991143
6.500% 10/01/38	799,864	811,424
Pool #524355
7.000% 12/01/29	163	169
Pool #527416
7.000% 1/01/30	8,523	8,863
Pool #254379
7.000% 7/01/32	196,004	203,646
Pool #252717
7.500% 9/01/29	14,532	15,221
Pool #535996
7.500% 6/01/31	46,303	48,496
Pool #254009
7.500% 10/01/31	163,657	171,407
Pool #253394
8.000% 7/01/20	87,664	95,130
Pool #323992
8.000% 11/01/29	7,581	7,959
Pool #525725
8.000% 2/01/30	17,581	18,458

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value

Pool #253266 8.000% 5/01/30	$23,330	$24,496
Pool #537433 8.000% 5/01/30	9,616	10,098
Pool #253347 8.000% 6/01/30	23,558	24,738
Pool #536271 8.000% 6/01/30	13,419	14,093
Pool #544976 8.000% 7/01/30	2,875	3,019
Pool #535428 8.000% 8/01/30	36,923	38,772
Pool #543290 8.000% 9/01/30	73	76
Pool #547786 8.000% 9/01/30	4,893	5,137
Pool #550767 8.000% 9/01/30	44,305	46,521
Pool #553061 8.000% 9/01/30	16,665	17,498
Pool #253481 8.000% 10/01/30	26,661	27,997
Pool #535533 8.000% 10/01/30	23,424	24,597
Pool #561789 8.000% 10/01/30	94,924	99,801
Pool #560741 8.000% 11/01/30	3,480	3,657
Pool #559450 8.000% 1/01/31	1,394	1,463
Pool #253644 8.000% 2/01/31	11,632	12,214
Pool #581170 8.000% 5/01/31	14,285	15,002
Pool #583916 8.000% 5/01/31	9,935	10,433
Pool #593848 8.000% 7/01/31	1,175	1,234
Pool #190317 8.000% 8/01/31	156,342	164,173
Pool #545240 8.000% 9/01/31	16,349	17,167
Pool #541202 8.500% 8/01/26	189,730	201,011
Federal National Mortgage Association TBA
Pool #19462 5.000% 9/01/35 (g)	28,545,000	27,050,846
Pool #53547 6.000% 12/01/36 (g)	6,200,000	6,195,157
Pool #53400 6.500% 2/01/35 (g)	23,263,000	23,571,961
Government National Mortgage Association
Pool #423828 6.000% 6/15/11	14,129	14,321
Pool #518418 6.000% 8/15/29	103,324	104,018
Pool #404246 6.500% 8/15/28	2,143	2,190

	Principal Amount	Value

Pool #418295 6.500% 1/15/29	$1,526	$1,560
Pool #781038 6.500% 5/15/29	325,569	332,544
Pool #527586 6.500% 5/15/31	2,305	2,348
Pool #781468 6.500% 7/15/32	26,909	27,402
Pool #781496 6.500% 9/15/32	131,127	133,576
Pool #662591 6.500% 11/15/36	294,162	297,908
Pool #662759 6.500% 12/15/36	355,837	360,368
Pool #663361 6.500% 1/15/37	1,961,283	1,986,258
Pool #667818 6.500% 4/15/37	222,015	224,842
Pool #667568 6.500% 4/15/37	137,913	139,669
Pool #667454 6.500% 5/15/37	2,549,173	2,581,635
Pool #669032 6.500% 5/15/37	4,581,472	4,639,814
Pool #670484 6.500% 6/15/37	395,217	400,249
Pool #664937 6.500% 8/15/37	44,659	45,228
Pool #671489 6.500% 8/15/37	323,011	327,124
Pool #670668 6.500% 8/15/37	9,375,032	9,494,417
Pool #671502 6.500% 8/15/37	598,581	606,203
Pool #673751 6.500% 8/15/37	1,979,510	2,004,718
Pool #664352 6.500% 9/15/37	2,228,474	2,256,852
Pool #363066 7.000% 8/15/23	29,119	30,277
Pool #352049 7.000% 10/15/23	17,379	18,070
Pool #354674 7.000% 10/15/23	22,096	22,974
Pool #358555 7.000% 10/15/23	17,203	17,888
Pool #345964 7.000% 11/15/23	19,128	19,889
Pool #380866 7.000% 3/15/24	3,985	4,143
Pool #781124 7.000% 12/15/29	30,971	32,010
Pool #781319 7.000% 7/15/31	740,014	762,995
Pool #565982 7.000% 7/15/32	57,356	59,066
Pool #581417 7.000% 7/15/32	164,007	168,895

	Principal Amount	Value

Pool #588012 7.000% 7/15/32	$84,224	$86,734
Pool #591581 7.000% 8/15/32	28,045	28,881
Pool #307830 7.250% 7/20/21	135,014	141,167
Pool #314265 7.250% 8/20/21	193,377	202,057
Pool #314280 7.250% 9/20/21	53,585	55,954
Pool #316478 7.250% 10/20/21	65,883	68,808
Pool #332232 7.250% 7/20/22	135,345	141,532
Pool #410343 7.500% 6/15/11	15,073	15,533
Pool #398964 7.500% 11/15/11	5,075	5,247
Pool #190766 7.500% 1/15/17	40,335	42,275
Pool #203038 7.500% 3/15/17	2,565	2,593
Pool #187548 7.500% 4/15/17	33,727	35,345
Pool #203940 7.500% 4/15/17	141,352	147,946
Pool #181168 7.500% 5/15/17	47,503	49,792
Pool #210627 7.500% 5/15/17	8,900	9,335
Pool #201622 7.500% 5/15/17	65,827	69,006
Pool #192796 7.500% 6/15/17	8,673	9,087
Pool #357262 7.500% 9/15/23	13,166	13,843
Pool #780332 8.000% 11/15/09	1,551	1,560
Pool #441009 8.000% 11/15/26	3,859	4,092
Pool #432175 8.000% 11/15/26	287	305
Pool #522777 8.000% 12/15/29	7,681	8,150
Pool #523025 8.000% 2/15/30	3,728	3,951
Pool #434719 8.000% 2/15/30	255	270
Pool #508661 8.000% 3/15/30	5,646	5,988
Pool #523839 8.000% 3/15/30	1,783	1,892
Pool #523043 8.000% 3/15/30	399	423
Pool #529134 8.000% 3/15/30	2,199	2,333
Pool #477036 8.000% 4/15/30	1,618	1,716

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value

Pool #503157 8.000% 4/15/30	$52,029	$55,150
Pool #528714 8.000% 4/15/30	2,312	2,453
Pool #544640 8.000% 11/15/30	102,619	109,139
Pool #531298 8.500% 8/15/30	3,349	3,613
Pool #031179 9.000% 5/15/09	214	215
Pool #036371 9.000% 10/15/09	404	408
New Valley Generation IV 4.687% 1/15/22	1,688,543	1,737,668

		571,951,632

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $588,846,868)		575,514,009

U.S. TREASURY OBLIGATIONS — 5.4%

U.S. Treasury Bonds & Notes — 5.4%
U.S. Treasury Bond (h) 4.375% 2/15/38	19,005,000	19,036,179
U.S. Treasury Bond (f) 7.125% 2/15/23	3,216,000	3,951,158
U.S. Treasury Inflation Index 0.625% 4/15/13	12,647,252	11,469,477
U.S. Treasury Note 4.875% 5/31/11	27,450,000	29,734,998

		64,191,812

TOTAL U.S. TREASURY OBLIGATIONS (Cost $62,596,191)		64,191,812

TOTAL BONDS & NOTES (Cost $1,295,146,023)		1,161,011,696

TOTAL LONG-TERM INVESTMENTS (Cost $1,296,396,023)		1,162,001,321

SHORT-TERM INVESTMENTS — 13.0%

Commercial Paper — 13.0%
Cadbury Schweppes Finance 5.000% 11/10/08	9,793,000	9,780,759
CVS Corp. 6.000% 11/12/08	16,000,000	15,970,667
DTE Capital Corp. 6.250% 11/04/08	13,180,000	13,173,135

	Principal Amount	Value

Duke Energy Corp. 5.500% 11/05/08	$11,334,000	$11,327,074
Fortune Brands, Inc. 5.500% 11/06/08	10,000,000	9,992,361
General Mills, Inc. 6.000% 11/18/08	15,465,000	15,421,182
Ingersoll Rand Global Holding Co. 6.000% 11/19/08	10,480,000	10,448,560
ITT Corp. 6.250% 11/07/08	16,471,000	16,453,843
PPG Industries 6.100% 11/13/08	11,841,000	11,816,923
Textron, Inc. 5.500% 11/13/08	13,481,000	13,456,285
VF Corp. 4.500% 11/17/08	12,217,000	12,192,566
Whirlpool Corp. 6.000% 11/03/08	16,618,000	16,612,461

TOTAL SHORT-TERM INVESTMENTS (Cost $156,645,816)		156,645,816

TOTAL INVESTMENTS — 109.6% (Cost $1,453,041,839) (i)		1,318,647,137

Other Assets/(Liabilities) — (9.6)%		(115,290,100)

NET ASSETS — 100.0%		$1,203,357,037

Notes to Portfolio of Investments

CBO	- Collateralized Bond Obligation
FRN	- Floating Rate Note
STEP	- Step Up Bond
TBA	- To Be Announced
VRN	- Variable Rate Note

(a)

Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2008, these securities amounted to a value of $70,400,589 or 5.85% of net assets.

(b)	This security is valued in good faith under procedures established by the Board of Trustees.

(c)	Restricted security. (Note 2).

(d)	Non-income producing security.

(e)	Security is currently in default.

(f)	All or a portion of this security is segregated to cover forward purchase commitments. (Note 2).

(g)	A portion of this security is purchased on a forward commitment basis. (Note 2).

(h)	This security is held as collateral for open futures contracts. (Note 2).

(i)	See Note 6 for aggregate cost for Federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund – Portfolio of Investments

October 31, 2008

	Number of Shares	Value

EQUITIES — 0.2%

COMMON STOCK — 0.0%

Telecommunications — 0.0%
Manitoba Telecom Services	1,909	$67,456

TOTAL COMMON STOCK (Cost $64,333)		67,456

PREFERRED STOCK — 0.2%

Investment Companies — 0.2%
Special Value Expansion Fund LLC (Acquired 8/27/07, Cost $750,000) (a) (b) (c) (d)	7,500	593,775

TOTAL PREFERRED STOCK (Cost $750,000)		593,775

TOTAL EQUITIES (Cost $814,333)		661,231

	Principal Amount

BONDS & NOTES — 97.3%

CORPORATE DEBT — 34.6%

Aerospace & Defense — 0.3%
L-3 Communications Corp. 6.125% 7/15/13	$320,000	276,800
TransDigm, Inc. 7.750% 7/15/14	770,000	616,000
Vought Aircraft Industries, Inc. 8.000% 7/15/11	275,000	206,250

		1,099,050

Apparel — 0.3%
Kellwood Co. 7.875% 7/15/09	200,000	172,000
VF Corp. 6.450% 11/01/37	1,150,000	916,880

		1,088,880

Automotive & Parts — 0.2%
The Goodyear Tire & Rubber Co. 9.000% 7/01/15	463,000	368,085
Titan International, Inc. 8.000% 1/15/12	75,000	66,750

	Principal Amount	Value

United Components, Inc. 9.375% 6/15/13	$305,000	$189,100

		623,935

Banks — 2.0%
Bank of America Corp. 4.250% 10/01/10	225,000	218,390
Bank of America Corp. 6.000% 9/01/17	750,000	656,534
HSBC Finance Corp. 6.375% 10/15/11	660,000	608,635
HSBC Holdings PLC 6.500% 9/15/37	525,000	413,963
Wachovia Bank NA 6.600% 1/15/38	2,200,000	1,739,498
Wachovia Bank NA 7.800% 8/18/10	950,000	929,070
Wells Fargo & Co. 4.375% 1/31/13	1,900,000	1,754,182
Wells Fargo & Co. 4.875% 1/12/11	235,000	234,681
Wells Fargo & Co. 5.625% 12/11/17	370,000	326,411

		6,881,364

Beverages — 0.8%
Anheuser-Busch Cos., Inc. 5.050% 10/15/16	65,000	50,605
Anheuser-Busch Cos., Inc. 6.500% 2/01/43	240,000	157,654
The Coca-Cola Co. 5.350% 11/15/17	800,000	726,186
Diageo Finance BV 3.875% 4/01/11	1,010,000	974,621
Foster’s Finance Corp. (a) 6.875% 6/15/11	430,000	442,855
Molson Coors Capital Finance ULC 4.850% 9/22/10	500,000	500,837

		2,852,758

Building Materials — 0.3%
American Standard, Inc. 7.625% 2/15/10	100,000	100,857
CRH America, Inc. 8.125% 7/15/18	675,000	554,647

	Principal Amount	Value

Interline Brands, Inc. 8.125% 6/15/14	$450,000	$346,500

		1,002,004

Chemicals — 1.2%
Cytec Industries, Inc. 5.500% 10/01/10	415,000	396,599
Ecolab, Inc. 4.875% 2/15/15	1,900,000	1,501,775
Ecolab, Inc. 6.875% 2/01/11	135,000	131,693
EI Du Pont de Nemours & Co. 5.000% 1/15/13	480,000	460,332
Lubrizol Corp. 5.875% 12/01/08	315,000	315,398
Praxair, Inc. 5.250% 11/15/14	1,250,000	1,166,535

		3,972,332

Coal — 0.1%
Arch Western Finance LLC 6.750% 7/01/13	175,000	147,000
Peabody Energy Corp. 6.875% 3/15/13	250,000	219,375

		366,375

Commercial Services — 1.2%
Cenveo Corp. (a) 10.500% 8/15/16	350,000	295,750
Donnelley (R.R.) & Sons Co. 4.950% 5/15/10	650,000	591,762
Equifax, Inc. 7.000% 7/01/37	355,000	225,291
ERAC USA Finance Co. (a) 6.700% 6/01/34	250,000	139,749
ERAC USA Finance Co. (a) 7.000% 10/15/37	2,400,000	1,404,276
ERAC USA Finance Co. (a) 7.950% 12/15/09	455,000	431,931
Great Lakes Dredge & Dock Corp. 7.750% 12/15/13	230,000	165,600
Iron Mountain, Inc. 8.750% 7/15/18	285,000	243,675

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value

President and Fellows of Harvard 5.625% 10/01/38	$500,000	$459,795
Ticketmaster (a) 10.750% 8/01/16	90,000	75,600
United Rentals North America, Inc. 7.750% 11/15/13	180,000	110,700

		4,144,129

Computers — 0.1%
Electronic Data Systems Corp. Series B 6.500% 8/01/13	290,000	273,757

Diversified Financial — 4.6%
American Express Co. 6.150% 8/28/17	300,000	214,671
American General Finance Corp. 5.900% 9/15/12	1,610,000	577,504
American General Finance Corp. 6.500% 9/15/17	550,000	193,896
American Honda Finance Corp. (a) 3.850% 11/06/08	200,000	200,003
Boeing Capital Corp. Ltd. 5.800% 1/15/13	150,000	144,511
Capital One Bank 5.000% 6/15/09	680,000	631,376
CIT Group, Inc. 3.875% 11/03/08	275,000	275,000
CIT Group, Inc. 5.125% 9/30/14	675,000	338,967
CIT Group, Inc. 7.625% 11/30/12	2,700,000	1,578,852
Citigroup, Inc. 5.500% 2/15/17	725,000	544,574
Citigroup, Inc. 5.875% 5/29/37	475,000	347,380
Eaton Vance Corp. 6.500% 10/02/17	1,100,000	1,067,892
Emerald Investment Grade CBO Ltd. (Acquired 6/19/07, Cost $95,751) FRN (a) (b) 3.319% 5/24/11	95,871	95,392
Ford Motor Credit Co. LLC 7.375% 10/28/09	180,000	149,419

	Principal Amount	Value

General Electric Capital Corp. 4.250% 12/01/10	$270,000	$257,785
The Goldman Sachs Group, Inc. 6.125% 2/15/33	440,000	325,824
The Goldman Sachs Group, Inc. 6.150% 4/01/18	1,640,000	1,358,564
The Goldman Sachs Group, Inc. 6.750% 10/01/37	1,275,000	830,406
Lazard Group LLC 6.850% 6/15/17	635,000	456,057
Lazard Group LLC 7.125% 5/15/15	505,000	397,217
Lehman Brothers Holdings, Inc. (e) 6.200% 9/26/14	1,260,000	163,800
Lehman Brothers Holdings, Inc. (e) 6.875% 7/17/37	825,000	1,031
Lehman Brothers Holdings, Inc. (e) 7.000% 9/27/27	175,000	22,750
Merrill Lynch & Co., Inc. 4.125% 1/15/09	775,000	769,414
Merrill Lynch & Co., Inc. 5.450% 2/05/13	2,500,000	2,253,392
Morgan Stanley 5.450% 1/09/17	450,000	359,618
SLM Corp. 4.000% 1/15/09	1,000,000	953,118
Textron Financial Corp. 5.125% 11/01/10	1,145,000	1,056,684

		15,565,097

Electric — 4.1%
The AES Corp. 8.000% 10/15/17	380,000	292,600
Allegheny Energy Supply (a) 8.250% 4/15/12	325,000	297,375
Carolina Power & Light Co. 5.950% 3/01/09	1,410,000	1,406,111
Centerpoint Energy, Inc. Series B 6.850% 6/01/15	525,000	435,960
Consumers Energy Co. 4.400% 8/15/09	600,000	588,319
Edison Mission Energy 7.750% 6/15/16	440,000	353,100

	Principal Amount	Value

Elwood Energy LLC 8.159% 7/05/26	$492,871	$431,878
Entergy Gulf States, Inc. 5.250% 8/01/15	425,000	338,736
Exelon Corp. 4.900% 6/15/15	700,000	523,712
Indianapolis Power & Light (a) 6.300% 7/01/13	175,000	172,439
Intergen NV (a) 9.000% 6/30/17	300,000	240,000
Kansas Gas & Electric Co. 5.647% 3/29/21	332,236	275,155
Kiowa Power Partners LLC (a) 4.811% 12/30/13	196,674	186,804
MidAmerican Funding LLC 6.750% 3/01/11	725,000	779,527
Mirant Mid-Atlantic LLC Series 2001, Class A 8.625% 6/30/12	474,029	445,587
Monongahela Power 6.700% 6/15/14	275,000	250,576
Nevada Power Co. Series L 5.875% 1/15/15	200,000	173,063
Nevada Power Co. Series N 6.650% 4/01/36	450,000	335,577
NRG Energy, Inc. 7.375% 2/01/16	460,000	396,750
Oncor Electric Delivery Co. (a) 6.800% 9/01/18	1,055,000	891,366
Oncor Electric Delivery Co. (a) 7.500% 9/01/38	440,000	344,069
Pennsylvania Electric Co. Class B 6.125% 4/01/09	1,385,000	1,381,353
PPL Energy Supply LLC 6.300% 7/15/13	550,000	504,503
Tenaska Oklahoma (a) 6.528% 12/30/14	251,832	253,623
Texas Competitive Electric Holdings Co. LLC (a) 10.250% 11/01/15	325,000	247,813
TransAlta Corp. 5.750% 12/15/13	1,500,000	1,389,018
TransAlta Corp. 6.650% 5/15/18	125,000	108,385

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value

Tri-State Generation & Transmission Association Series 2003, Class A (a) 6.040% 1/31/18	$124,488	$122,077
Tri-State Generation & Transmission Association Series 2003, Class B (a) 7.144% 7/31/33	290,000	240,122
Wisconsin Public Service Corp. 5.650% 11/01/17	700,000	642,847

		14,048,445

Electrical Components & Equipment — 0.1%
Anixter International, Inc. 5.950% 3/01/15	345,000	250,125

Entertainment — 0.4%
Mohegan Tribal Gaming Authority 6.125% 2/15/13	600,000	408,000
OED Corp./Diamond Jo LLC 8.750% 4/15/12	400,000	277,000
Tunica-Biloxi Gaming Authority (a) 9.000% 11/15/15	625,000	545,313

		1,230,313

Environmental Controls — 0.3%
Allied Waste North America, Inc. 7.250% 3/15/15	690,000	614,100
Republic Services, Inc. 6.750% 8/15/11	485,000	471,976

		1,086,076

Foods — 0.1%
Sara Lee Corp. 3.875% 6/15/13	240,000	191,680

Forest Products & Paper — 0.1%
Newark Group, Inc. 9.750% 3/15/14	190,000	55,100
Rock-Tenn Co. 8.200% 8/15/11	60,000	56,700
Rock-Tenn Co. (a) 9.250% 3/15/16	75,000	66,000

		177,800

	Principal Amount	Value

Gas — 0.1%
Piedmont Natural Gas Co. Series E 6.000% 12/19/33	$175,000	$135,170
Southwest Gas Corp. 8.375% 2/15/11	350,000	350,896

		486,066

Health Care – Products — 0.3%
Covidien International Finance SA 5.450% 10/15/12	250,000	241,252
Covidien International Finance SA 6.550% 10/15/37	850,000	671,942

		913,194

Health Care – Services — 0.2%
Community Health Systems, Inc. 8.875% 7/15/15	330,000	276,375
HCA, Inc. 9.250% 11/15/16	345,000	293,250
Universal Health Services, Inc. 6.750% 11/15/11	165,000	155,210

		724,835

Holding Company – Diversified — 0.1%
Kansas City Southern Railway 8.000% 6/01/15	100,000	82,250
Leucadia National Corp. 7.000% 8/15/13	180,000	158,400

		240,650

Home Builders — 0.2%
Centex Corp. 7.875% 2/01/11	475,000	396,625
D.R. Horton, Inc. 4.875% 1/15/10	220,000	188,650
Lennar Corp. Series B 5.125% 10/01/10	105,000	79,800

		665,075

Household Products — 0.3%
Kimberly-Clark Corp. 6.125% 8/01/17	1,200,000	1,118,705

Housewares — 0.1%
Newell Rubbermaid, Inc. 4.000% 5/01/10	290,000	275,499
Toro Co. 7.800% 6/15/27	190,000	180,018

		455,517

	Principal Amount	Value

Insurance — 0.3%
Berkshire Hathaway Finance Corp. 4.850% 1/15/15	$250,000	$235,867
Lincoln National Corp. 6.300% 10/09/37	405,000	264,549
MetLife, Inc. Series A 6.817% 8/15/18	590,000	507,981

		1,008,397

Investment Companies — 0.1%
Xstrata Finance Canada (a) 5.800% 11/15/16	325,000	248,716

Iron & Steel — 0.2%
Reliance Steel & Aluminum Co. 6.200% 11/15/16	435,000	395,723
Steel Dynamics, Inc. 6.750% 4/01/15	130,000	85,150
Tube City IMS Corp. 9.750% 2/01/15	285,000	165,300

		646,173

Lodging — 1.1%
Boyd Gaming Corp. 7.125% 2/01/16	580,000	359,600
Marriott International, Inc. 6.200% 6/15/16	1,225,000	854,031
MGM Mirage 5.875% 2/27/14	700,000	414,750
MGM Mirage 6.000% 10/01/09	2,000,000	1,780,000
Starwood Hotels & Resorts Worldwide, Inc. 6.250% 2/15/13	375,000	275,896

		3,684,277

Machinery – Diversified — 0.4%
Briggs & Stratton Corp. 8.875% 3/15/11	555,000	524,475
Roper Industries, Inc. 6.625% 8/15/13	685,000	706,175
Stewart & Stevenson LLC 10.000% 7/15/14	175,000	131,250

		1,361,900

Manufacturing — 1.2%
Cooper US, Inc. 6.100% 7/01/17	605,000	517,863
General Electric Co. 5.250% 12/06/17	150,000	125,558

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value

Ingersoll-Rand Global Holding Co. Ltd. 6.875% 8/15/18	$1,110,000	$959,824
Pentair, Inc. 7.850% 10/15/09	570,000	572,772
Polypore, Inc. 8.750% 5/15/12	350,000	280,000
SPX Corp. (a) 7.625% 12/15/14	315,000	264,600
Trimas Corp. 9.875% 6/15/12	168,000	92,400
Tyco Electronics Group SA 6.000% 10/01/12	550,000	517,550
Tyco Electronics Group SA 6.550% 10/01/17	500,000	416,224
Tyco Electronics Group SA 7.125% 10/01/37	650,000	471,526

		4,218,317

Media — 3.0%
Belo Corp. 8.000% 11/01/08	750,000	749,905
British Sky Broadcasting PLC 6.875% 2/23/09	750,000	739,330
CBS Corp. 7.875% 7/30/30	610,000	438,902
Clear Channel Communications, Inc. 4.250% 5/15/09	1,100,000	962,500
Comcast Corp. 6.400% 5/15/38	515,000	393,893
Cox Communications, Inc. 4.625% 1/15/10	2,930,000	2,808,584
Cox Communications, Inc. 6.750% 3/15/11	145,000	141,004
DirecTV Holdings LLC/DirecTV Financing Co. 8.375% 3/15/13	80,000	75,000
Echostar DBS Corp. 6.625% 10/01/14	335,000	268,837
McGraw-Hill Cos., Inc. 5.375% 11/15/12	1,210,000	1,047,527
Mediacom Broadband LLC 8.500% 10/15/15	375,000	277,500
Quebecor Media, Inc. 7.750% 3/15/16	375,000	259,688

	Principal Amount	Value

Rogers Communications, Inc. 7.500% 8/15/38	$150,000	$126,027
Thomson Corp. 5.700% 10/01/14	1,520,000	1,326,499
Thomson Corp. 6.200% 1/05/12	70,000	65,899
Time Warner, Inc. 5.875% 11/15/16	260,000	208,088
Videotron Ltd. (a) 9.125% 4/15/18	310,000	275,125

		10,164,308

Metal Fabricate & Hardware — 0.2%
Timken Co. 5.750% 2/15/10	580,000	568,255

Mining — 0.3%
Codelco, Inc. (a) 6.150% 10/24/36	465,000	335,818
Vale Overseas Ltd. 6.250% 1/23/17	515,000	417,532
Vale Overseas Ltd. 6.875% 11/21/36	470,000	337,689

		1,091,039

Office Equipment/Supplies — 0.1%
Xerox Corp. 5.500% 5/15/12	335,000	260,360

Office Furnishings — 0.2%
Herman Miller, Inc. 7.125% 3/15/11	525,000	548,222

Oil & Gas — 1.0%
Chesapeake Energy Corp. 7.500% 6/15/14	600,000	493,500
Mariner Energy, Inc. 8.000% 5/15/17	385,000	227,150
OAO Gazprom (a) 9.625% 3/01/13	300,000	252,000
Pemex Project Funding Master Trust (Acquired 5/28/08, Cost $1,096,689) (a) (b) 6.625% 6/15/38	1,100,000	819,500
Petrohawk Energy Corp. 9.125% 7/15/13	160,000	123,200
The Premcor Refining Group, Inc. 6.750% 5/01/14	420,000	376,791
Pride International, Inc. 7.375% 7/15/14	444,000	364,080
Quicksilver Resources, Inc. 7.125% 4/01/16	200,000	128,000

	Principal Amount	Value

Quicksilver Resources, Inc. 7.750% 8/01/15	$160,000	$111,200
Sandridge Energy, Inc. (a) 8.000% 6/01/18	60,000	39,900
Southwestern Energy Co. (a) 7.500% 2/01/18	150,000	123,000
Tesoro Corp. 6.500% 6/01/17	200,000	134,000
XTO Energy, Inc. 4.900% 2/01/14	375,000	306,640
XTO Energy, Inc. 6.250% 4/15/13	125,000	115,453

		3,614,414

Oil & Gas Services — 0.1%
Basic Energy Services, Inc. 7.125% 4/15/16	400,000	264,000

Packaging & Containers — 0.4%
Berry Plastics Corp. FRN 9.503% 2/15/15	185,000	138,750
Crown Americas LLC/Crown Americas Capital Corp. 7.625% 11/15/13	75,000	66,000
Packaging Dynamics Finance Corp. (a) 10.000% 5/01/16	790,000	434,500
Pactiv Corp. 5.875% 7/15/12	325,000	291,412
Pactiv Corp. 6.400% 1/15/18	290,000	217,697
Pregis Corp. 12.375% 10/15/13	400,000	240,000

		1,388,359

Pipelines — 2.7%
Atlas Pipeline Partners LP 8.125% 12/15/15	175,000	122,062
Colonial Pipeline Co. (a) 7.630% 4/15/32	65,000	54,404
Consolidated Natural Gas Co. Series C 6.250% 11/01/11	275,000	262,648
Duke Energy Field Services Corp. 7.875% 8/16/10	195,000	196,636
Dynegy Holdings, Inc. 8.375% 5/01/16	550,000	407,000
El Paso Corp. 7.375% 12/15/12	460,000	395,511

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value

Enbridge Energy Partners LP 4.000% 1/15/09	$650,000	$647,783
Enbridge, Inc. 5.800% 6/15/14	1,150,000	1,005,974
Enterprise Products Operating LP 7.500% 2/01/11	110,000	108,730
Gulf South Pipeline Co. LP (a) 5.050% 2/01/15	250,000	206,368
Kern River Funding Corp. (a) 4.893% 4/30/18	129,850	109,655
Kinder Morgan Energy Partners LP 6.000% 2/01/17	120,000	95,879
Kinder Morgan Energy Partners LP 6.300% 2/01/09	1,500,000	1,494,516
Kinder Morgan Energy Partners LP 6.500% 2/01/37	95,000	65,936
Kinder Morgan Energy Partners LP 6.950% 1/15/38	570,000	418,041
Kinder Morgan Finance Co. 5.700% 1/05/16	400,000	310,000
MarkWest Energy Partners LP/MarkWest Energy Finance Corp. 8.750% 4/15/18	200,000	144,000
Pacific Energy Partners LP/Pacific Energy Finance Corp. 6.250% 9/15/15	125,000	95,708
Pacific Energy Partners LP/Pacific Energy Finance Corp. 7.125% 6/15/14	335,000	308,021
Plains All American Pipeline Co. 5.625% 12/15/13	335,000	277,289
Plains All American Pipeline LP/PAA Finance Corp. 4.750% 8/15/09	550,000	546,509
Rockies Express Pipeline LLC (a) 6.250% 7/15/13	565,000	542,322

	Principal Amount	Value

Rockies Express Pipeline LLC (a) 6.850% 7/15/18	$375,000	$318,531
Southern Natural Gas Co. (a) 5.900% 4/01/17	355,000	273,789
Texas Eastern Transmission LP (a) 6.000% 9/15/17	425,000	360,198
Trans-Canada Pipelines Ltd. 6.200% 10/15/37	720,000	491,647

		9,259,157

Real Estate Investment Trusts (REITS) — 0.8%
Brandywine Operating Partnership LP 5.625% 12/15/10	705,000	613,183
iStar Financial, Inc. Series B 4.875% 1/15/09	85,000	70,550
iStar Financial, Inc. Series B 5.700% 3/01/14	170,000	64,600
Prologis 5.250% 11/15/10	1,335,000	870,738
Senior Housing Properties Trust 8.625% 1/15/12	50,000	47,500
Simon Property Group LP 4.875% 3/18/10	575,000	537,881
Weingarten Realty Investors Series A 4.857% 1/15/14	720,000	674,026

		2,878,478

Retail — 0.3%
Inergy LP/Inergy Finance Corp. 8.250% 3/01/16	350,000	268,625
J.C. Penney Corp., Inc. 7.950% 4/01/17	140,000	116,071
McDonald’s Corp. 6.300% 10/15/37	325,000	284,998
Yum! Brands, Inc. 6.875% 11/15/37	790,000	513,536

		1,183,230

Savings & Loans — 0.4%
Glencore Funding LLC (a) 6.000% 4/15/14	600,000	567,238

	Principal Amount	Value

Hawker Beechcraft Acquisition Co. LLC/Hawker Beechcraft Notes Co. 9.750% 4/01/17	$640,000	$358,400
Hughes Network Systems LLC/HNS Finance Corp. 9.500% 4/15/14	460,000	391,000
Washington Mutual Bank 5.650% 8/15/14	1,225,000	6,125

		1,322,763

Software — 0.2%
Fiserv, Inc. 6.125% 11/20/12	1,000,000	880,592

Telecommunications — 3.1%
AT&T, Inc. 6.150% 9/15/34	750,000	575,040
AT&T, Inc. 6.500% 9/01/37	700,000	568,635
British Telecom PLC STEP 9.125% 12/15/30	345,000	312,408
Cincinnati Bell, Inc. 8.375% 1/15/14	935,000	675,537
Deutsche Telekom International Finance B.V. STEP 8.750% 6/15/30	1,645,000	1,456,557
Embarq Corp. 7.082% 6/01/16	430,000	331,100
Intelsat Bermuda Ltd. 9.250% 6/15/16	505,000	406,525
Qwest Corp. 7.875% 9/01/11	505,000	438,088
Qwest Corp. 8.875% 3/15/12	1,470,000	1,286,250
Rogers Wireless Communications, Inc. 6.800% 8/15/18	620,000	542,520
Rogers Wireless Communications, Inc. 7.500% 3/15/15	35,000	32,841
Sprint Capital Corp. 6.900% 5/01/19	240,000	169,200
Sprint Nextel Corp. 6.000% 12/01/16	525,000	363,563
Telecom Italia Capital SA 6.000% 9/30/34	90,000	48,982
Telefonica Emisones, S.A.U. 7.045% 6/20/36	935,000	741,240
Time Warner Telecom Holdings, Inc. 9.250% 2/15/14	580,000	469,800

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value

Verizon Virginia, Inc., Series A 4.625% 3/15/13	$610,000	$512,129
Vodafone Group PLC 7.750% 2/15/10	1,250,000	1,215,256
Windstream Corp. 8.625% 8/01/16	510,000	385,050

		10,530,721

Transportation — 0.7%
Bristow Group, Inc. 6.125% 6/15/13	300,000	231,000
Bristow Group, Inc. 7.500% 9/15/17	300,000	225,000
Burlington Northern Santa Fe Corp. 6.750% 3/15/29	490,000	414,633
Canadian National Railway Co. 6.375% 11/15/37	335,000	265,925
Con-way, Inc. 8.875% 5/01/10	300,000	301,463
Quality Distribution LLC/QD Capital Corp. FRN 9.253% 1/15/12	40,000	20,200
Union Pacific Corp. 5.750% 11/15/17	250,000	211,881
Union Pacific Corp. 7.375% 9/15/09	750,000	767,922

		2,438,024

Trucking & Leasing — 0.3%
TTX Co. (a) 4.500% 12/15/10	1,000,000	1,023,991

TOTAL CORPORATE DEBT (Cost $146,007,032)		118,041,855

NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 10.8%

Commercial MBS — 6.6%
Banc of America Commercial Mortgage, Inc., Series 2007-4, Class A4 VRN 5.745% 2/10/51	2,450,000	1,861,404
Bear Stearns Commercial Mortgage Securities, Series 2007-PW15, Class A2 5.205% 2/11/44	1,325,000	1,135,119

	Principal Amount	Value

Bear Stearns Commercial Mortgage Securities, Series 2007-T26, Class A2 5.330% 1/12/45	$750,000	$647,292
Bear Stearns Commercial Mortgage Securities, Series 2007-PW17, Class A4 VRN 5.694% 6/11/50	700,000	525,396
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD4, Class A2A 5.237% 12/11/49	1,775,000	1,559,962
Commercial Mortgage Pass Through Certificates, Series 2007-C9, Class A4 VRN 5.816% 12/10/49	1,150,000	878,972
Credit Suisse Mortgage Pass Through Certificates, Series 2008-C1, Class AJ (a) 6.219% 1/15/18	1,350,000	703,002
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2006-CB17, Class A4 5.429% 12/12/43	975,000	753,638
LB-UBS Commercial Mortgage Trust, Series 2007-C1, Class A3 5.398% 2/15/40	4,450,000	3,491,781
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-4, Class A3 VRN 5.172% 12/12/49	975,000	739,672
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-9, Class A4 5.700% 9/12/49	850,000	638,422

	Principal Amount	Value

Morgan Stanley Capital I, Series 2007-HQ11, Class A31 5.439% 2/12/44	$4,200,000	$3,354,844
Morgan Stanley Capital I, Series 2007-IQ14, Class A2 5.610% 4/15/49	2,225,000	1,914,309
Wachovia Bank Commercial Mortgage Trust, Series 2007-C31, Class A4 5.509% 4/15/47	1,475,000	1,102,137
Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class A2 VRN 5.858% 2/15/51	3,500,000	3,028,770

		22,334,720

Home Equity ABS — 0.1%
New Century Home Equity Loan Trust, Series 1997-NC5, Class A6 STEP 7.200% 10/25/28	903	861
Terwin Mortgage Trust, Series 2006-10SL, Class A2 STEP 5.000% 12/25/37	3,150,000	363,819

		364,680

Student Loans ABS — 0.7%
Ares High Yield CSO PLC (Acquired 2/15/07, Cost $712,250), Series 2005-2A, Class 2B1 FRN (a) (b) 4.063% 9/20/10	700,000	607,250
Galena CDO Cayman Islands Ltd. (Acquired 4/24/07, Cost 883,208), Series 2005-1, Class B1U7 FRN (a) (b) 3.963% 1/11/13	875,000	371,087
Newport Waves CDO (Acquired 3/30/07, Cost 1,373,405), Series 2007-1A, Class A3LS FRN (a) (b) 3.804% 6/20/14	1,375,000	618,965

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value

Salt Creek High Yield CSO Ltd. (Acquired 1/23/07, Cost $430,539), Series 2005-1A, Class B2 FRN (a) (b) 5.804% 9/20/10	$430,000	$368,187
Salt Creek High Yield CSO Ltd. (Acquired 1/23/07, Cost $520,794), Series 2005-1A, Class A7 FRN (a) (b) 5.204% 9/20/10	515,000	456,097

		2,421,586

WL Collateral CMO — 3.4%
ABN AMRO Mortgage Corp., Series 2003-12, Class 1A 5.000% 12/25/33	601,417	481,698
Banc of America Funding Corp., Series 2006-G, Class 2A2 FRN 4.358% 7/20/36	754,943	642,844
Bank of America Mortgage Securities, Series 2004-G, Class 2A7 FRN 4.520% 8/25/34	283,553	240,137
Countrywide Home Loans, Inc., Series 2003-42, Class 1A1 FRN 5.394% 9/25/33	33,615	21,151
Countrywide Home Loans, Inc., Series 2004-23, Class 1A1 FRN 6.569% 2/25/34	36,063	23,162
First Nationwide Trust, Series 2001-5, Class A1 6.750% 10/21/31	29,746	25,913
GSR Mortgage Loan Trust, Series 2004-9, Class 2A1 VRN 4.855% 8/25/34	64,901	48,818

	Principal Amount	Value

Harborview Mortgage Loan Trust, Series 2006-12, Class 2A2A FRN 4.468% 1/19/38	$1,081,180	$561,556
Impac Secured Assets CMN Owner Trust, Series 2007-2, Class 1A1A FRN 3.369% 5/25/37	1,937,314	1,609,218
IndyMac Index Mortgage Loan Trust, Series 2004-AR4, Class 1A VRN 5.762% 8/25/34	112,226	67,720
MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Class 3A6 FRN 3.788% 11/21/34	2,975,000	2,427,812
Merrill Lynch Mortgage Investors, Inc., Series 2005-A8, Class A3A2 FRN 3.509% 8/25/36	518,652	363,150
Merrill Lynch Mortgage Investors, Inc., Series 2004-A1, Class IIA2 VRN 4.836% 2/25/34	510,763	362,211
Merrill Lynch Mortgage Investors, Inc., Series 2003-A4, Class IA VRN 5.515% 7/25/33	6,928	5,428
Merrill Lynch Mortgage Investors, Inc., Series 2004-A1, Class IA VRN 6.585% 2/25/34	14,806	10,803
Morgan Stanley Mortgage Loan Trust, Series 2004-2AR, Class 1A FRN 6.352% 2/25/34	1,223	867
Residential Accredit Loans, Inc., Series 2006-QO6, Class A1 FRN 3.439% 6/25/46	2,068,149	1,049,046

	Principal Amount	Value

Residential Accredit Loans, Inc., Series 2006-QO4, Class 2A1 FRN 3.449% 4/25/46	$1,364,258	$695,465
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-2, Class 2A VRN 5.717% 3/25/34	59,839	47,724
Structured Asset Securities Corp., Series 2003-7H, Class A1II 6.500% 3/25/33	436,040	385,163
Washington Mutual MSC Mortgage, Series 2004-RA4, Class 2A 6.500% 8/25/34	142,120	117,011
Washington Mutual, Inc., Series 2004-AR2, Class A FRN 4.065% 4/25/44	169,622	84,553
Washington Mutual, Inc., Series 2004-AR14, Class A1 VRN 4.253% 1/25/35	1,268,026	1,022,619
Wells Fargo Mortgage Backed Securities Trust, Series 2004-P, Class 2A1 FRN 4.243% 9/25/34	743,648	537,794
Wells Fargo Mortgage Backed Securities Trust, Series 2004-Z, Class 2A1 FRN 4.572% 12/25/34	1,010,640	727,014

		11,558,877

WL Collateral PAC — 0.0%
Structured Asset Securities Corp., Series 2002-11A, Class 2A1 FRN 5.290% 6/25/32	50,435	29,159

TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $49,248,126)		36,709,022

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value

SOVEREIGN DEBT OBLIGATION — 0.0%

United Mexican States 8.375% 1/14/11	$100,000	$104,774

TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $113,000)		104,774

U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES — 46.3%

Collateralized Mortgage Obligations — 0.0%
Federal Home Loan Mortgage Corp., Series 2178, Class PB 7.000% 8/15/29	89,422	91,159
U.S. Department of Veteran Affairs, Series 1992-1, Class 2Z 7.750% 5/15/22	37,337	39,387

		130,546

Pass-Through Securities — 46.3%
Connecticut State Health & Educational Facilities Authority, (Yale University) 5.000% 7/01/42	2,350,000	2,225,591
Federal Home Loan Mortgage Corp.
Pool #G13136 4.500% 5/01/23	458,956	436,636
Pool #G13137 4.500% 5/01/23	3,405,401	3,239,787
Pool #G13222 4.500% 6/01/23	1,896,484	1,804,253
Pool #J08125 4.500% 6/01/23	237,428	225,882
Pool #J08622 4.500% 9/01/23	199,240	189,550
Pool #G01842 4.500% 6/01/35	684,040	622,851
Pool #G01953 4.500% 10/01/35	22,570,750	20,544,673
Pool #G04494 4.500% 5/01/38	1,815,124	1,652,755
Pool #G11476 5.000% 11/01/18	365,542	359,588
Pool #B16010 5.000% 8/01/19	14,615	14,358
Pool #B17058 5.000% 9/01/19	38,258	37,539
Pool #B17494 5.000% 12/01/19	445,717	437,342

	Principal Amount	Value

Pool #B14584 5.000% 1/01/20	$567,645	$557,689
Pool #B18677 5.000% 1/01/20	38,251	37,533
Pool #E90268 5.500% 6/01/17	12,687	12,832
Pool #G11723 5.500% 7/01/20	3,201,730	3,197,728
Pool #J00747 5.500% 1/01/21	3,142,204	3,134,348
Pool #J00939 5.500% 1/01/21	1,067,872	1,066,203
Pool #J01117 5.500% 2/01/21	2,038,733	2,036,185
Pool #C01283 5.500% 11/01/31	88,058	86,176
Pool #G08278 5.500% 7/01/38	2,604,453	2,541,478
Pool #E89199 6.000% 4/01/17	27,861	28,374
Pool #G11431 6.000% 2/01/18	6,043	6,155
Pool #E00856 7.000% 9/01/31	9,409	9,804
Pool #C80207 7.500% 9/01/24	9,326	9,784
Pool #C00530 7.500% 7/01/27	6,705	7,037
Pool #C00563 7.500% 11/01/27	21,304	22,357
Pool #C00612 7.500% 4/01/28	1,629	1,710
Pool #C55867 7.500% 2/01/30	20,092	21,085
Federal Home Loan Mortgage Corp. TBA
Pool #6403 4.500% 8/01/18 (f)	3,000,000	2,852,344
Pool #27045 5.500% 6/01/35 (f)	15,764,000	15,367,438
Federal National Mortgage Association
Pool #888586 4.341% 10/01/34	2,019,809	2,009,557
Pool #740447 4.500% 9/01/18	76,688	73,785
Pool #845159 4.500% 1/01/21	2,181,794	2,084,210
Pool #879716 4.500% 2/01/21	1,060,036	1,014,446
Pool #869800 4.500% 3/01/21	3,647,959	3,484,798
Pool #815426 4.500% 2/01/35	3,040,938	2,772,718
Pool #973333 4.500% 2/01/38	1,572,942	1,430,272
Pool #962561 4.500% 4/01/38	33,282	30,264
Pool #962766 4.500% 4/01/38	1,986,433	1,806,258

	Principal Amount	Value

Pool #981480 4.500% 5/01/38	$4,693,571	$4,267,850
Pool #979631 4.500% 6/01/38	665,871	605,475
Pool #964747 4.500% 7/01/38	2,519,327	2,290,816
Pool #675713 5.000% 3/01/18	242,010	238,408
Pool #735010 5.000% 11/01/19	1,349,132	1,327,367
Pool #832900 5.000% 9/01/35	7,153,573	6,793,939
Pool #626582 5.500% 3/01/17	22,415	22,629
Pool #636859 5.500% 3/01/17	3,704	3,748
Pool #684173 5.500% 2/01/18	183,325	184,127
Pool #255807 5.500% 8/01/20	5,469,977	5,471,686
Pool #888468 5.500% 9/01/21	7,616,657	7,609,516
Pool #671272 5.500% 11/01/32	97,149	95,191
Pool #686534 5.500% 3/01/33	61,595	60,353
Pool #721406 5.500% 6/01/33	12,741	12,480
Pool #555880 5.500% 11/01/33	836,743	819,615
Pool #725503 5.500% 6/01/34	212,175	207,765
Pool #785171 5.500% 7/01/34	34,759	34,031
Pool #792231 5.500% 10/01/34	444,987	435,670
Pool #255458 5.500% 11/01/34	288,651	282,607
Pool #735141 5.500% 1/01/35	194,134	190,070
Pool #796781 5.500% 1/01/35	329,782	322,723
Pool #735224 5.500% 2/01/35	1,461,255	1,430,888
Pool #811127 5.500% 2/01/35	97,580	95,491
Pool #812016 5.500% 2/01/35	171,434	167,765
Pool #812908 5.500% 2/01/35	71,159	69,635
Pool #813109 5.500% 2/01/35	596,382	583,616
Pool #815400 5.500% 2/01/35	27,851	27,255
Pool #803355 5.500% 3/01/35	103,690	101,470
Pool #255631 5.500% 3/01/35	2,535,441	2,481,166

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value

Pool #825454 5.500% 6/01/35	$4,758,881	$4,656,267
Pool #832972 5.500% 9/01/35	912,708	893,028
Pool #918516 5.500% 6/01/37	90,741	88,713
Pool #253880 6.500% 7/01/16	15,737	16,079
Pool #897100 6.500% 7/01/36	2,341,585	2,375,428
Pool #831800 6.500% 9/01/36	328,498	333,246
Pool #893524 6.500% 9/01/36	3,971,099	4,028,493
Pool #745948 6.500% 10/01/36	163,369	165,730
Pool #903789 6.500% 11/01/36	40,233	40,814
Pool #907251 6.500% 12/01/36	84,228	85,445
Pool #897901 6.500% 1/01/37	193,793	196,593
Pool #906142 6.500% 1/01/37	4,806,479	4,875,947
Pool #917578 6.500% 4/01/37	189,191	191,925
Pool #920669 6.500% 8/01/37	140,643	142,675
Pool #952694 6.500% 8/01/37	122,574	124,346
Pool #943988 6.500% 8/01/37	828,533	840,508
Pool #948751 6.500% 9/01/37	120,523	122,265
Pool #959335 6.500% 11/01/37	99,137	100,601
Pool #933401 6.500% 2/01/38	614,742	623,627
Pool #966050 6.500% 2/01/38	40,601	41,188
Pool #257308 6.500% 8/01/38	174,810	177,337
Pool #982532 6.500% 9/01/38	666,961	676,601
Pool #988662 6.500% 9/01/38	907,000	920,108
Pool #990246 6.500% 9/01/38	746,341	757,128
Pool #991143 6.500% 10/01/38	813,812	825,574
Pool #575579 7.500% 4/01/31	45,238	47,382
Pool #535996 7.500% 6/01/31	7,115	7,452
Federal National Mortgage Association TBA
Pool #19462 5.000% 9/01/35 (f)	7,875,000	7,462,793

	Principal Amount	Value

Pool #53547 6.000% 12/01/36 (f)	$2,250,000	$2,248,242
Government National Mortgage Association
Pool #579140 6.500% 1/15/32	8,851	9,018
Pool #587280 6.500% 9/15/32	11,227	11,434
Pool #550659 6.500% 9/15/35	294,274	298,205
Pool #538689 6.500% 12/15/35	159,496	161,527
Pool #658085 6.500% 9/15/36	1,323,974	1,340,834
Pool #659183 6.500% 9/15/36	32,475	32,889
Pool #659647 6.500% 9/15/36	569,704	576,959
Pool #658133 6.500% 10/15/36	658,627	667,014
Pool #659686 6.500% 10/15/36	340,224	344,557
Pool #659736 6.500% 11/15/36	3,482,601	3,526,950
Pool #659741 6.500% 11/15/36	106,415	107,770
Pool #658219 6.500% 12/15/36	618,671	626,550
Pool #661591 6.500% 1/15/37	274,149	277,640
Pool #663776 6.500% 1/15/37	500,032	506,400
Pool #663109 6.500% 2/15/37	1,130,202	1,144,594
Pool #663876 6.500% 3/15/37	574,692	582,010
Pool #667800 6.500% 4/15/37	80,885	81,915
Pool #661931 6.500% 6/15/37	260,043	263,354
Pool #673533 6.500% 7/15/37	258,230	261,519
Pool #671044 6.500% 9/15/37	81,858	82,900
Pool #674362 6.500% 9/15/37	37,865	38,347
Pool #780651 7.000% 10/15/27	8,461	8,745
Pool #462384 7.000% 11/15/27	6,109	6,314
Pool #482668 7.000% 8/15/28	3,863	3,993
Pool #506804 7.000% 5/15/29	24,199	25,011
Pool #506914 7.000% 5/15/29	77,141	79,729
Pool #581417 7.000% 7/15/32	11,087	11,417

	Principal Amount	Value

Pool #591581 7.000% 8/15/32	$2,409	$2,480
Pool #423836 8.000% 8/15/26	3,030	3,213
Pool #444619 8.000% 3/15/27	26,317	27,910
New Valley Generation IV 4.687% 1/15/22	85,366	87,850

		157,991,308

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $160,347,562)		158,121,854

U.S. TREASURY OBLIGATIONS — 5.6%

U.S. Treasury Bonds & Notes — 5.6%
U.S. Treasury Bond (g) 4.375% 2/15/38	6,730,000	6,741,041
U.S. Treasury Inflation Index 0.625% 4/15/13	3,571,294	3,238,717
U.S. Treasury Note 2.500% 3/31/13	3,750,000	3,741,944
U.S. Treasury Note 3.500% 2/15/18	5,400,000	5,251,500

		18,973,202

TOTAL U.S. TREASURY OBLIGATIONS (Cost $18,686,437)		18,973,202

TOTAL BONDS & NOTES (Cost $374,402,157)		331,950,707

TOTAL LONG-TERM INVESTMENTS (Cost $375,216,490)		332,611,938

SHORT-TERM INVESTMENTS — 11.1%

Commercial Paper — 11.1% (h)
Aluminum Co. of America 6.100% 11/05/08	8,575,000	8,569,188
Donnelley (R.R.) & Sons Co. 5.000% 11/12/08	1,958,000	1,955,009
Fortune Brands, Inc. 5.250% 11/06/08	7,000,000	6,994,896
ITT Corp. 6.100% 11/03/08	5,590,000	5,588,106
Wellpoint, Inc. 5.700% 11/13/08	7,345,000	7,331,044

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value

Whirlpool Corp. 6.250% 11/04/08	$7,541,000	$7,537,072

TOTAL SHORT-TERM INVESTMENTS (Cost $37,975,315)		37,975,315

TOTAL INVESTMENTS — 108.6% (Cost $413,191,805) (i)		370,587,253
Other Assets/(Liabilities) — (8.6)%		(29,280,546)

NET ASSETS — 100.0%		$341,306,707

Notes to Portfolio of Investments

CBO	- Collateralized Bond Obligation
FRN	- Floating Rate Note
STEP	- Step Up Bond
TBA	- To Be Announced
VRN	- Variable Rate Note

(a)

Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2008, these securities amounted to a value of $16,660,575 or 4.88% of net assets.

(b)	Restricted security. (Note 2).

(c)	Non-income producing security.

(d)	This security is valued in good faith under procedures established by the Board of Trustees.

(e)	Security is currently in default.

(f)	A portion of this security is purchased on a forward commitment basis. (Note 2).

(g)	This security is held as collateral for open futures contracts. (Note 2).

(h)	All or a portion of this security is segregated to cover forward purchase commitments. (Note 2).

(i)	See Note 6 for aggregate cost for Federal tax purposes.

The remainder of this page is intentionally left blank.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Strategic Income Fund – Portfolio of Investments

October 31, 2008

	Number of Shares	Value

EQUITIES — 0.2%

COMMON STOCK — 0.2%

Cosmetics & Personal Care — 0.1%
Revlon, Inc. Class A (a)	14,396	$171,167

Investment Companies — 0.1%
Arco Capital Corp. Ltd. (a) (b)	111,042	444,168

Mining — 0.0%
Kaiser Aluminum & Chemical Corp. (c)	168,000	—

Telecommunications — 0.0%
Orion Network Systems,, Inc. (a)	446,000	45

TOTAL COMMON STOCK (Cost $1,860,183)		615,380

PREFERRED STOCK — 0.0%

U.S. Government Agencies — 0.0%
Fannie Mae	16,920	35,532

TOTAL PREFERRED STOCK (Cost $425,726)		35,532

TOTAL EQUITIES (Cost $2,285,909)		650,912

	Principal Amount

BONDS & NOTES — 97.0%

CORPORATE DEBT — 22.8%

Advertising — 0.1%
Lamar Media Corp. 6.625% 8/15/15	$134,000	98,490
Lamar Media Corp. 7.250% 1/01/13	185,000	145,225

		243,715

Aerospace & Defense — 0.2%
Alliant Techsystems, Inc. 6.750% 4/01/16	35,000	28,875
BE Aerospace, Inc. 8.500% 7/01/18	95,000	81,700
DRS Technologies, Inc. 6.625% 2/01/16	220,000	217,800
L-3 Communications Corp. 5.875% 1/15/15	275,000	225,500

	Principal Amount	Value

L-3 Communications Corp. 6.375% 10/15/15	$130,000	$107,900

		661,775

Agriculture — 0.0%
MHP SA (b) 10.250% 11/30/11	170,000	76,500

Apparel — 0.1%
Levi Strauss & Co. 9.750% 1/15/15	345,000	241,500

Automotive & Parts — 0.1%
The Goodyear Tire & Rubber Co. 7.857% 8/15/11	130,000	111,150
The Goodyear Tire & Rubber Co. 9.000% 7/01/15	85,000	67,575
Lear Corp. Series B 8.750% 12/01/16	675,000	249,750

		428,475

Banks — 4.9%
Banco Bilbao Vizcaya Argentaria SA EUR (d) 4.250% 7/15/14	200,000	248,188
Banco BMG SA (b) 9.150% 1/15/16	655,000	392,477
Banco de Credito del Peru VRN (b) 6.950% 11/07/21	175,000	175,000
Banco Hipotecario SA (b) 9.750% 4/27/16	201,000	60,300
Banco Invex SA MXN (d) 6.450% 3/13/34	757,762	216,248
Banco Pine SA (b) 7.375% 6/17/10	430,000	344,000
Barclays Bank PLC 0.000% 5/07/09	330,000	283,371
Barclays Bank PLC 6.278% 12/15/49	790,000	457,821
Barclays Bank PLC, Republic of South Africa CLN (b) 0.000% 5/15/09	330,000	282,018
Depfa ACS Bank Series E EUR (d) (a) 3.875% 11/14/16	70,000	75,560

	Principal Amount	Value

Dresdner Bank AG VRN 1.000% 12/12/11	$200,000	$158,000
HBOS PLC VRN (b) 6.413% 9/29/49	800,000	333,412
HBOS Treasury Services PLC EUR (d) 4.375% 7/13/16	1,122,000	1,284,096
HBOS Treasury Services PLC EUR (d) 4.500% 7/13/21	600,000	649,684
HSBC Bank PLC 0.010% 1/12/10	800,000	522,400
HSBK Europe BV (b) 7.250% 5/03/17	145,000	73,950
HSBK Europe BV (b) 9.250% 10/16/13	1,750,000	1,050,000
ICICI Bank Ltd. VRN (b) 6.375% 4/30/22	880,000	401,166
ICICI Bank Ltd. Series A (b) 6.625% 10/03/12	840,000	787,685
ING Bank NV UAH (d) 11.890% 12/30/09	290,000	52,227
JP Morgan Chase Bank NA (b) 0.010% 9/02/15	292,127	149,558
Kuznetski Capital for Bank of Moscow (b) 7.375% 11/26/10	245,000	193,550
Rabobank Nederland VRN (b) 3.000% 3/11/11	1,780,000	1,697,034
RSHB Capital SA (b) 7.750% 5/29/18	215,000	135,450
VTB Capital SA (b) 6.250% 6/30/35	300,000	133,500
VTB Capital SA VRN 6.315% 2/04/15	1,795,000	1,422,717
VTB Capital SA (b) 6.875% 5/29/18	670,000	375,200
WM Covered Bond Program EUR (d) 3.875% 11/28/11	1,047,000	1,186,387
WM Covered Bond Program EUR (d) 4.000% 9/27/16	1,480,000	1,494,456

		14,635,455

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Strategic Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Value

Beverages — 0.2%
Ambev International Finance Co. Ltd. BRL (d) 9.500% 7/24/17	$740,000	$250,529
Constellation Brands, Inc. 8.125% 1/15/12	160,000	144,000
Constellation Brands, Inc. 8.375% 12/15/14	115,000	102,350

		496,879

Building Materials — 0.1%
Nortek, Inc. 8.500% 9/01/14	160,000	57,600
NTK Holdings, Inc. 0.000% 3/01/14	380,000	114,000

		171,600

Chemicals — 0.2%
Braskem Finance Ltd. (b) 7.250% 6/05/18	570,000	407,550
Momentive Performance Materials, Inc. 9.750% 12/01/14	45,000	25,200
Momentive Performance Materials, Inc. 11.500% 12/01/16	330,000	141,900
Mosaic Global Holdings, Inc. (b) 7.375% 12/01/14	20,000	17,484

		592,134

Coal — 0.0%
Peabody Energy Corp. 6.875% 3/15/13	30,000	26,325

Commercial Services — 0.3%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 7.625% 5/15/14	460,000	165,600
Corrections Corp. of America 7.500% 5/01/11	100,000	94,500
Hertz Corp. 8.875% 1/01/14	105,000	76,650
Hertz Corp. 10.500% 1/01/16	95,000	58,663
Iron Mountain, Inc. 8.625% 4/01/13	195,000	177,937
Service Corp. International 6.750% 4/01/15	200,000	157,500

	Principal Amount	Value

United Rentals North America, Inc. 7.000% 2/15/14	$405,000	$220,725

		951,575

Cosmetics & Personal Care — 0.0%
Elizabeth Arden, Inc. 7.750% 1/15/14	135,000	97,200

Diversified Financial — 2.2%
Astana-Finance JSC (Acquired 2/09/07, Cost $1,100,000) (c) (e) 9.160% 3/14/12	1,100,000	565,174
Citigroup Global Markets Holdings, Inc. VRN (b) 1.000% 1/04/10	58,772	37,040
Citigroup, Inc. VRN 8.493% 10/30/49	295,000	205,055
Eksportfinans A/S VRN EUR (d) 3.500% 2/11/11	2,350,000	2,911,753
GMAC LLC 8.000% 11/01/31	425,000	192,692
HSBC Finance Capital Trust IX VRN 5.911% 11/30/35	700,000	382,367
JP Morgan Chase & Co. VRN 8.207% 12/31/49	275,000	222,871
JP Morgan Chase Bank NA (b) 0.010% 1/05/16	1,979,004	719,736
JP Morgan Hipotecaria su Casita MXN (d) 1.000% 9/25/35	384,419	85,166
Lehman Brothers Holdings, Inc. (f) 7.500% 5/11/38	466,000	583
Morgan Stanley (b) 0.010% 1/05/22	1,887,048	22,645
Morgan Stanley 5.950% 12/28/17	305,000	244,306
Morgan Stanley (b) 14.400% 8/04/16	616,000	385,000
Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp. 10.625% 4/01/17	295,000	182,900
SLM Corp. 4.500% 7/26/10	520,000	406,973

		6,564,261

	Principal Amount	Value

Electric — 0.9%
Aes Dominicana Energia Finance SA (b) 11.000% 12/13/15	$180,000	$90,000
AES Panama SA (b) 6.350% 12/21/16	155,000	109,834
Edison Mission Energy 7.000% 5/15/17	295,000	233,419
EEB International Ltd. (b) 8.750% 10/31/14	410,000	334,150
Eletropaulo Metropolitana de Sao Paulo SA BRL (b) (d) 19.125% 6/28/10	325,000	137,537
Israel Electric Corp. Ltd. (b) 7.250% 1/15/19	865,000	774,044
Majapahit Holding BV (b) 7.250% 10/17/11	205,000	153,750
Majapahit Holding BV (b) 7.750% 10/17/16	395,000	256,750
National Power Corp. PHP (d) 5.875% 12/19/16	15,400,000	264,935
National Power Corp. (b) 6.875% 11/02/16	172,000	129,000
National Power Corp. 9.625% 5/15/28	435,000	334,950

		2,818,369

Entertainment — 0.6%
AMC Entertainment, Inc. 8.000% 3/01/14	95,000	67,450
Cinemark, Inc. STEP 0.000% 3/15/14	230,000	193,200
Greektown Holdings LLC (b) (f) 10.750% 12/01/13	265,000	56,975
Isle of Capri Casinos, Inc. 7.000% 3/01/14	580,000	281,300
Marquee Holdings, Inc. STEP 12.000% 8/15/14	215,000	129,000
Mashantucket Western Pequot Tribe (b) 8.500% 11/15/15	410,000	225,500
Mohegan Tribal Gaming Authority 6.125% 2/15/13	190,000	129,200

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Strategic Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Value

Mohegan Tribal Gaming Authority 8.000% 4/01/12	$395,000	$290,325
Pinnacle Entertainment, Inc. 8.250% 3/15/12	335,000	231,987
Pokagon Gaming Authority (b) 10.375% 6/15/14	115,000	104,650
WMG Holdings Corp. STEP 0.000% 12/15/14	441,000	189,630

		1,899,217

Environmental Controls — 0.1%
Allied Waste NA Series B 7.375% 4/15/14	290,000	258,100

Foods — 0.2%
Del Monte Corp. 8.625% 12/15/12	110,000	99,550
Delhaize America, Inc. 9.000% 4/15/31	350,000	310,147
Dole Food Co., Inc. FRN 8.625% 5/01/09	71,000	63,900
Smithfield Foods, Inc. 7.000% 8/01/11	130,000	91,000
Smithfield Foods, Inc. 8.000% 10/15/09	150,000	134,250

		698,847

Forest Products & Paper — 0.1%
NewPage Corp. 10.000% 5/01/12	220,000	149,600

Health Care – Products — 0.2%
Bausch & Lomb, Inc. (b) 9.875% 11/01/15	90,000	70,875
Biomet, Inc. 10.000% 10/15/17	85,000	78,200
DJO Finance LLC / DJO Finance Corp. 10.875% 11/15/14	235,000	189,175
Fresenius Medical Care Capital Trust IV 7.875% 6/15/11	130,000	119,600
Universal Hospital Services, Inc. 8.500% 6/01/15	205,000	164,000

		621,850

Health Care – Services — 0.5%
Community Health Systems, Inc. 8.875% 7/15/15	220,000	184,250

	Principal Amount	Value

DaVita, Inc. 6.625% 3/15/13	$300,000	$263,250
HCA, Inc. 6.375% 1/15/15	400,000	238,000
HCA, Inc. 9.250% 11/15/16	110,000	93,500
Healthsouth Corp. 10.750% 6/15/16	205,000	185,525
Select Medical Corp. 7.625% 2/01/15	240,000	150,000
US Oncology Holdings, Inc. 1.000% 3/15/12	126,000	88,200
US Oncology, Inc. 9.000% 8/15/12	215,000	178,450

		1,381,175

Holding Company – Diversified — 0.0%
Kansas City Southern Railway 7.500% 6/15/09	75,000	72,000

Home Builders — 0.1%
Centex Corp. 5.800% 9/15/09	265,000	235,850
K. Hovnanian Enterprises, Inc. 7.750% 5/15/13	50,000	15,000
K. Hovnanian Enterprises, Inc. 8.875% 4/01/12	105,000	40,950
Toll Corp. 8.250% 12/01/11	115,000	97,750
William Lyon Homes, Inc. 7.500% 2/15/14	20,000	4,400
William Lyon Homes, Inc. 10.750% 4/01/13	145,000	34,800

		428,750

Household Products — 0.1%
Jarden Corp. 7.500% 5/01/17	230,000	171,350

Insurance — 0.4%
Foundation Re II Ltd. FRN (b) 12.870% 1/08/09	118,000	115,640
Foundation Re Ltd. FRN (b) 6.907% 11/24/08	250,000	248,150
Residential Reinsurance 2008 Ltd. (b) 1.000% 6/06/11	280,000	270,200

	Principal Amount	Value

VASCO Re 2006 Ltd. FRN (b) 11.314% 6/05/09	$510,000	$511,326

		1,145,316

Iron & Steel — 0.3%
GTL Trade Finance, Inc. (b) 7.250% 10/20/17	600,000	441,222
Ispat Inland ULC 9.750% 4/01/14	125,000	122,505
Steel Capital SA for OAO Severstal (b) 9.750% 7/29/13	560,000	235,200
Steel Dynamics, Inc. 7.375% 11/01/12	215,000	159,906

		958,833

Leisure Time — 0.1%
Leslie’s Poolmart 7.750% 2/01/13	120,000	92,400
Travelport LLC 11.875% 9/01/16	110,000	44,000

		136,400

Lodging — 0.4%
Caesars Entertainment, Inc. 7.875% 3/15/10	555,000	313,575
Harrah’s Operating Co., Inc. (a) (b) 10.750% 2/01/16	400,000	130,000
MGM Mirage 8.375% 2/01/11	245,000	142,100
Station Casinos, Inc. (a) 6.500% 2/01/14	720,000	78,300
Trump Entertainment Resorts, Inc. (a) 8.500% 6/01/15	135,000	34,763
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 6.625% 12/01/14	465,000	342,937

		1,041,675

Machinery – Diversified — 0.2%
Case New Holland, Inc. 7.125% 3/01/14	655,000	487,975

Manufacturing — 0.1%
Sally Holdings LLC 9.250% 11/15/14	180,000	144,000

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Strategic Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Value

Sally Holdings LLC 10.500% 11/15/16	$140,000	$102,200

		246,200

Media — 0.5%
Allbritton Communications Co. 7.750% 12/15/12	165,000	112,200
CCH I LLC 11.000% 10/01/15	250,000	112,500
CSC Holdings, Inc. 7.625% 4/01/11	100,000	92,000
Dex Media West LLC/Dex Media Finance Co. Series B 8.500% 8/15/10	21,000	16,065
Dex Media West LLC/Dex Media Finance Co. Series B 9.875% 8/15/13	50,000	18,750
Echostar DBS Corp. 6.375% 10/01/11	220,000	195,800
Idearc, Inc. 8.000% 11/15/16	300,000	41,625
LIN Television Corp. 6.500% 5/15/13	247,000	138,320
Medianews Group, Inc. 6.375% 4/01/14	100,000	9,500
Medianews Group, Inc. 6.875% 10/01/13	405,000	38,475
Nielsen Finance LLC/Nielsen Finance Co. STEP 1.000% 8/01/16	180,000	69,300
Nielsen Finance LLC/Nielsen Finance Co. 10.000% 8/01/14	245,000	177,625
Radio One, Inc. 8.875% 7/01/11	108,000	59,400
RH Donnelley Corp. 6.875% 1/15/13	135,000	31,050
RH Donnelley Corp. 6.875% 1/15/13	395,000	90,850
Sinclair Broadcast Group, Inc. 8.000% 3/15/12	320,000	264,000
Videotron Ltd. (b) 9.125% 4/15/18	100,000	88,750

		1,556,210

Mining — 0.6%
ALROSA Finance SA (b) 8.875% 11/17/14	1,300,000	674,986

	Principal Amount	Value

ALROSA Finance SA (b) 8.875% 11/17/14	$225,000	$112,500
Freeport-McMoRan Copper & Gold, Inc. 8.375% 4/01/17	490,000	384,650
Novelis, Inc. 7.250% 2/15/15	225,000	150,750
Vedanta Resources PLC (b) 9.500% 7/18/18	1,150,000	506,000

		1,828,886

Multi-National — 0.0%
Inter-American Development Bank VRN BRL (d) 1.000% 12/08/09	250,000	120,845

Municipal — 0.2%
Bayerische Hypo City of Kiev Ukraine (b) 8.625% 7/15/11	950,000	570,000
Santa Fe de Bogota DC COP (b) (d) 9.750% 7/26/28	445,000,000	136,590

		706,590

Oil & Gas — 2.0%
Atlas Energy Resources LLC (b) 10.750% 2/01/18	300,000	202,500
Berry Petroleum Co. 8.250% 11/01/16	105,000	69,300
Chesapeake Energy Corp. 6.875% 1/15/16	385,000	308,963
Denbury Resources, Inc. 7.500% 12/15/15	240,000	166,800
Forest Oil Corp. 7.750% 5/01/14	205,000	164,000
Gaz Capital SA (b) 7.288% 8/16/37	1,680,000	957,600
Gaz Capital SA (b) 7.510% 7/31/13	620,000	450,817
Gaz Capital SA (b) 8.625% 4/28/34	100,000	72,000
KazMunaiGaz Finance Sub BV (b) 9.125% 7/02/18	1,560,000	936,000
Newfield Exploration Co. 6.625% 9/01/14	215,000	166,088
Pemex Project Funding Master Trust (b) 6.625% 6/15/38	720,000	528,018

	Principal Amount	Value

Petrobras International Finance Co. 5.875% 3/01/18	$1,240,000	$973,411
Pride International, Inc. 7.375% 7/15/14	125,000	102,500
Quicksilver Resources, Inc. 7.125% 4/01/16	225,000	144,000
Quicksilver Resources, Inc. 8.250% 8/01/15	105,000	72,975
Sabine Pass LNG LP 7.250% 11/30/13	155,000	110,050
Sabine Pass LNG LP 7.500% 11/30/16	225,000	155,250
Tengizchevroil Finance Co. SARL Series A (b) 6.124% 11/15/14	615,686	419,270
Tesoro Corp. 6.625% 11/01/15	240,000	163,200

		6,162,742

Oil & Gas Services — 0.1%
Helix Energy Solutions Group, Inc. (b) 9.500% 1/15/16	220,000	140,800
Key Energy Services, Inc. 8.375% 12/01/14	210,000	155,400

		296,200

Packaging & Containers — 0.3%
Berry Plastics Holding Corp. 8.875% 9/15/14	355,000	184,600
Crown Americas LLC/Crown Americas Capital Corp. 7.750% 11/15/15	265,000	231,212
Graham Packaging Co., Inc. 9.875% 10/15/14	280,000	176,400
Graphic Packaging International Corp. 8.500% 8/15/11	310,000	258,850

		851,062

Pharmaceuticals — 0.1%
PTS Acquisition Corp. 9.500% 4/15/15	245,000	142,100

Pipelines — 0.4%
Atlas Pipeline Partners LP 8.125% 12/15/15	220,000	153,450

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Strategic Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Value

Copano Energy LLC (b) 7.750% 6/01/18	$340,000	$234,600
Enterprise Products Operating LP VRN 8.375% 8/01/66	400,000	297,000
Kinder Morgan Energy Partners LP 7.300% 8/15/33	400,000	301,248
Williams Cos., Inc. 7.625% 7/15/19	150,000	123,750
Williams Cos., Inc. 8.125% 3/15/12	155,000	141,050

		1,251,098

Real Estate Investment Trusts (REITS) — 0.1%
iStar Financial, Inc. FRN 3.369% 3/16/09	115,000	65,550
Sovereign Real Estate Investment Corp. (b) 12.000% 8/29/49	110,000	104,500

		170,050

Regional (State & Province) — 0.2%
Johor Corp. MYR (d) 1.000% 7/31/12	1,870,000	547,677

Retail — 0.2%
Albertsons LLC 8.000% 5/01/31	425,000	304,638
Claires Stores, Inc. 10.500% 6/01/17	615,000	159,900
Dillard’s, Inc. 6.625% 11/15/08	95,000	94,050
Ferrellgas Escrow LLC/Ferrellgas Finance Escrow Corp. 6.750% 5/01/14	15,000	10,650
GSC Holdings Corp. 8.000% 10/01/12	125,000	115,937

		685,175

Savings & Loans — 4.0%
Aiolos Ltd. FRN EUR (d) (b) 10.095% 4/18/09	250,000	307,502
AKIBARE Ltd. FRN (b) 5.762% 5/22/12	250,000	244,575
Autopistas del Nordeste Cayman Ltd. (b) 9.390% 1/15/26	550,706	239,557
BA Covered Bond Issuer EUR (d) 4.250% 4/05/17	285,000	328,933

	Principal Amount	Value

C10 Capital SPV Ltd. VRN (b) 6.722% 12/31/49	$460,000	$215,878
Calabash Re Ltd. FRN (b) 11.311% 6/01/09	250,000	248,425
CAT-Mex Ltd. FRN (b) 5.153% 5/18/09	250,000	242,000
CCM Merger, Inc. (b) 8.000% 8/01/13	155,000	91,450
Champlain Ltd. FRN (b) 17.993% 1/07/09	250,000	247,500
Cloverie PLC FRN 7.454% 12/20/10	200,000	164,460
Coriolanus Ltd. Series E VRN (b) 1.000% 9/10/10	400,000	88,000
Credit & Repackaged Securities Ltd. (b) 0.010% 2/08/37	4,000,000	10,800
Dali Capital PLC for Bank of Moscow RUB (d) 7.250% 11/25/09	5,400,000	145,429
Dali Capital SA for JSC Rosbank RUB (d) 8.000% 9/30/09	5,200,000	105,512
Eirles Two Ltd. FRN (b) 7.379% 4/30/12	700,000	358,400
Emblem Finance Co. Ltd. FRN (b) 7.063% 6/20/10	340,000	366,724
Eurus Ltd. FRN (b) 9.758% 4/08/09	250,000	245,100
Fhu-Jin Ltd. FRN (b) 6.691% 8/10/11	250,000	244,850
Fusion 2007 Ltd. FRN (b) 8.809% 5/19/09	400,000	395,280
GlobeCat Ltd. FRN (b) 6.153% 12/30/08	300,000	295,680
Goldman Sachs Group, Inc. 6.345% 2/15/34	485,000	299,325
Hallertau SPC (b) 1.000% 8/02/10	1,526,464	129,197
Hallertau SPC 2007-01 FRN (b) 5.244% 12/20/17	2,390,000	1,469,850
IIRSA Norte Finance Ltd. (b) 8.750% 5/30/24	817,418	621,237
ISA Capital do Brasil SA (b) 8.800% 1/30/17	200,000	144,000

	Principal Amount	Value

Lakeside Re Ltd. FRN (b) 10.262% 12/31/09	$500,000	$492,200
LatAm Cayman Trust 2006 (b) 10.000% 11/17/16	105,694	86,775
MedQuake Ltd. FRN (b) 7.904% 5/31/10	250,000	244,050
Midori Ltd. FRN (b) 7.503% 10/24/12	250,000	247,600
Muteki Ltd. (b) 7.204% 5/24/11	350,000	334,425
National Gas Co. of Trinidad & Tobago Ltd. (b) 6.050% 1/15/36	320,000	219,014
Nelson Re Ltd. FRN (b) 17.458% 6/21/10	450,000	436,500
Osiris Capital PLC Series D FRN (b) 9.753% 1/15/10	250,000	240,350
Petroleum Export Ltd./Cayman SPV Series A3 (b) 5.265% 6/15/11	726,856	726,107
Rainbow National Services LLC (b) 8.750% 9/01/12	85,000	74,800
Redwood Capital X Ltd. FRN (b) 8.951% 1/09/09	250,000	248,725
Salisbury International Investments Ltd. FRN (b) 8.653% 7/22/11	200,000	144,040
Tiers Trust/United States STEP 0.000% 6/15/17	525,000	279,647
Vanguard Health Holding Co. I LLC STEP 0.000% 10/01/15	305,000	239,425
Vega Capital Ltd. (b) 0.000% 6/24/11	451,000	428,901
Willow Re. Ltd. FRN (b) 8.545% 6/16/10	490,000	309,925

		12,002,148

Software — 0.0%
Fiserv, Inc. 6.125% 11/20/12	150,000	132,089

Telecommunications — 1.1%
America Movil SAB de CV MXN (d) 8.460% 12/18/36	9,100,000	474,288

The accompanying notes are an integral part of the financial statements.

121

MassMutual Premier Strategic Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Value

American Tower Corp. 7.500% 5/01/12	$165,000	$154,275
Citizens Communications Co. 6.250% 1/15/13	465,000	384,788
Fairpoint Communications, Inc. (b) 13.125% 4/01/18	320,000	225,600
Nextel Communications, Inc. Series D 7.375% 8/01/15	325,000	178,750
Qwest Corp. 8.875% 3/15/12	515,000	450,625
Sprint Capital Corp. 8.750% 3/15/32	415,000	271,825
Telefonica del Peru SAA PEN (d) (b) 8.000% 4/11/16	828,300	203,790
VIP Finance Ireland Ltd. for OJSC Vimpel Communications (b) 9.125% 4/30/18	730,000	377,209
Virgin Media Finance PLC 8.750% 4/15/14	160,000	112,000
Virgin Media Finance PLC 9.125% 8/15/16	305,000	201,300
Windstream Corp. 8.125% 8/01/13	310,000	254,975
Windstream Corp. 8.625% 8/01/16	205,000	154,775

		3,444,200

Transportation — 0.3%
Panama Canal Railway Co. (b) 7.000% 11/01/26	410,000	353,195
TGI International Ltd. (b) 9.500% 10/03/17	770,000	592,900

		946,095

TOTAL CORPORATE DEBT (Cost $98,156,964)		68,546,218

NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 19.6%

Automobile ABS — 0.7%
Americredit Prime Automobile Receivable, Series 2007-1, Class D 5.620% 1/08/12	141,000	105,045

	Principal Amount	Value

Capital Auto Receivables Asset Trust, Series 2007-1, Class B 5.150% 9/17/12	$28,000	$21,424
Capital One Auto Finance Trust, Series 2006-C, Class A4 FRN 4.590% 5/15/13	141,000	104,781
Capital One Prime Auto Receivables Trust, Series 2005-1, Class A4 FRN 4.580% 4/15/11	771,678	747,924
Harley-Davidson Motorcycle Trust, Series 2007-3, Class A3 FRN 4.910% 6/15/12	710,000	675,831
Hyundai Auto Receivables Trust, Series 2008-A, Class A2 4.160% 5/16/11	250,000	236,524
Taganka Car Loan Finance PLC, Series 2006-1A, Class C FRN (b) 7.888% 11/14/13	90,000	84,204

		1,975,733

Commercial MBS — 4.4%
Banc of America Commercial Mortgage, Inc., Series 2007-1, Class AMFX VRN 1.000% 1/15/49	410,000	240,091
Banc of America Commercial Mortgage, Inc., Series 2007-4, Class A4 VRN 5.745% 2/10/51	540,000	410,269
Banc of America Commercial Mortgage, Inc., Series 2007-4, Class AM VRN 5.812% 2/10/51	710,000	419,639

	Principal Amount	Value

Banc of America Commercial Mortgage, Inc., Series 2008-1, Class A4 VRN 6.158% 12/10/17	$380,000	$296,927
Banc of America Commercial Mortgage, Inc., Series 2008-1, Class AM VRN 6.201% 1/10/18	100,000	60,203
Banc of America Commercial Mortgage, Inc., Series 2008-1, Class AJ VRN 6.201% 1/10/18	100,000	52,243
Bear Stearns Commercial Mortgage Securities, Series 2006-PW13, Class A4 5.540% 9/11/41	600,000	462,873
Citigroup Commercial Mortgage Trust, Series 2007-C6, Class A4 VRN 5.700% 12/10/49	640,000	486,206
Citigroup Commercial Mortgage Trust, Series 2008-C7, Class A4 VRN 6.096% 12/10/49	400,000	311,381
Citigroup Commercial Mortgage Trust, Series 2007-C6 Class A2 VRN 5.700% 8/10/12	120,000	103,215
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD4, Class A2B 5.205% 12/11/49	1,050,000	908,892
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD4, Class AMFX VRN 5.366% 12/11/49	620,000	360,024
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD4, Class AJ VRN 5.398% 12/11/49	290,000	146,395

The accompanying notes are an integral part of the financial statements.

122

MassMutual Premier Strategic Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Value

Commercial Mortgage Pass Through Certificates, Series 2007-C9, Class A4 VRN 5.816% 12/10/49	$540,000	$412,735
Credit Suisse Mortgage Capital Certificates, Series 2007-C3, Class A4 VRN 5.723% 6/15/39	250,000	188,403
GE Capital Commercial Mortgage Corp., Series 2004-C3, Class A2 4.433% 7/10/39	185,000	181,299
Greenwich Capital Commercial Funding Corp., Series 2007-GG11, Class A4 5.736% 12/10/49	775,000	583,279
GS Mortgage Securities Corp. II, Series 2006-GG8, Class A4 5.560% 11/10/39	290,000	225,084
JP Morgan Chase Commercial Mortgage Finance Corp., Series 2000-C9, Class A2 7.770% 10/15/32	542,154	542,209
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2007-LDPX, Class A2S 5.305% 5/15/49	380,000	328,062
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2007-LDPX, Class A3 5.420% 1/15/49	240,000	178,708
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2007-CB18, Class A4 5.440% 6/12/47	580,000	434,144

	Principal Amount	Value

JP Morgan Chase Commercial Mortgage Securities Corp., Series 2007-CB18, Class AM VRN 5.466% 6/12/47	$690,000	$403,682
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2007-CB18, Class AJ VRN 5.502% 6/12/47	70,000	35,648
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2007-LD11, Class A2 VRN 5.804% 6/15/49	630,000	546,054
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2007-LD12, Class A2 5.827% 2/15/51	220,000	189,694
JP Morgan Chase Commercial Mortgage, Series 2008-C2, Class A4 6.068% 2/12/51	910,000	697,486
JP Morgan Chase Commercial Mortgage, Series 2008-C2, Class AJ 6.579% 2/12/51	540,000	334,905
JP Morgan Chase Commercial Mortgage, Series 2008-C2, Class AM 6.579% 2/12/51	350,000	188,682
LB-UBS Commercial Conduit Mortgage Trust, Series 1999-C2, Class C 7.470% 10/15/32	314,000	313,404
LB-UBS Commercial Mortgage Trust, Series 2007-C1, Class A2 5.318% 2/15/40	970,000	844,665

	Principal Amount	Value

LB-UBS Commercial Mortgage Trust, Series 2007-C7, Class A3 VRN 5.866% 9/15/45	$175,000	$132,689

LB-UBS Commercial Mortgage Trust, Series 2008-C1, Class AM VRN 6.150% 4/15/41	290,000	172,416
LB-UBS Commercial Mortgage Trust, Series 2007-C7, Class AM VRN 6.166% 9/15/45	520,000	313,905
LB-UBS Commercial Mortgage Trust, Series 2000-C3, Class A2 VRN 7.950% 5/15/25	358,549	360,255
Merrill Lynch Mortgage Trust, Series 2006-C1, Class AJ VRN 5.658% 5/12/39	120,000	74,720
Morgan Stanley Capital I, Series 2007-IQ16, Class A4 5.809% 12/12/49	190,000	143,437
Nomura Asset Securities Corp., Series 1998-D6, Class A1B 6.590% 3/15/30	22,346	22,312
PNC Mortgage Acceptance Corp., Series 2001-C1, Class A2 6.360% 3/12/34	373,000	362,132
Wachovia Bank Commercial Mortgage Trust, Series 2006-C29, Class A2 5.275% 11/15/48	54,000	47,703
Wachovia Bank Commercial Mortgage Trust, Series 2006-C28, Class A4 5.572% 10/15/48	610,000	474,741
Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class A4 VRN 5.903% 2/15/51	320,000	247,277

The accompanying notes are an integral part of the financial statements.

123

MassMutual Premier Strategic Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Value

Wachovia Bank Commercial Mortgage Trust, Series 2007-C34, Class AJ VRN 5.953% 5/15/46	$270,000	$147,925

		13,386,013

Home Equity ABS — 0.3%
ACE Securities Corp., Series 2005-HE7, Class A2B FRN 3.439% 11/25/35	9,960	9,814
Argent Securities, Inc., Series 2006-M3, Class A2B FRN 3.359% 10/25/36	100,000	82,891
Argent Securities, Inc., Series 2004-W8, Class A2 FRN 3.739% 5/25/34	165,153	83,299
Centex Home Equity, Series 2006-A, Class AV2 FRN 3.359% 6/25/36	84,934	81,484
Countrywide Home Equity Loan Trust, Series 2006-H, Class 2A1A 4.710% 11/15/36	13,671	5,335
Countrywide Home Equity Loan Trust, Series 2005-G, Class 2A FRN 4.790% 12/15/35	29,390	14,303
HFC Home Equity Loan Asset Backed Certificates, Series 2006-4, Class A2V FRN 4.388% 3/20/36	50,000	43,500
HFC Home Equity Loan Asset Backed Certificates, Series 2005-3, Class A1 FRN 4.538% 1/20/35	59,134	41,292
Home Equity Mortgage Trust, Series 2005-1, Class M6 STEP 5.363% 6/25/35	112,000	46,537

	Principal Amount	Value

Home Equity Mortgage Trust, Series 2006-5, Class A1 STEP 5.500% 1/25/37	$47,953	$12,338
MASTR Asset Backed Securities Trust, Series 2006-WMC3, Class A3 FRN 3.359% 8/25/36	180,000	122,400
Option One Mortgage Loan Trust, Series 2006-2, Class 2A2 FRN 3.359% 7/25/36	192,559	179,321
Residential Asset Securities Corp., Series 2006-KS7, Class A2 FRN 3.359% 9/25/36	136,170	125,744
Terwin Mortgage Trust, Series 2006-4SL, Class A1 VRN (b) 4.500% 2/25/37	23,705	8,623
Wells Fargo Home Equity Trust, Series 2006-2, Class A2 FRN 3.359% 7/25/36	120,000	109,594

		966,475

Manufactured Housing ABS — 0.1%
Green Tree Financial Corp., Series 1997-5, Class M1 VRN 6.950% 5/15/29	186,000	133,660

Student Loans ABS — 1.3%
Argent Securities, Inc., Series 2006-W5, Class A2B FRN 3.359% 6/25/36	90,362	85,420
Goldman Sachs Asset Management CBO Ltd., Series 1A, Class D (b) (c) 12.540% 6/13/11	252,970	—
Hallertau SPC, Series 2008-2A (b) 1.000% 9/17/13	2,000,000	2,026,000
ICE EM CLO, Series 2007-1A, Class B FRN (b) 4.795% 8/15/22	960,000	615,072
ICE EM CLO, Series 2007-1A, Class C FRN (b) 6.095% 8/15/22	800,000	427,280

	Principal Amount	Value

ICE EM CLO, Series 2007-1A, Class D FRN (b) 8.095% 8/15/22	$800,000	$370,000
Lehman XS Trust, Series 2005-4, Class 2A1B STEP 5.170% 10/25/35	28,881	28,105
Lehman XS Trust, Series 2005-2, Class 2A1B STEP 5.180% 8/25/35	24,195	23,659
Lehman XS Trust, Series 2005-4, Class 2A1B STEP 5.550% 1/25/36	61,219	54,284
Securitized Asset Backed Receivables LLC Trust, Series 2007-BR2, Class A2 FRN 3.489% 2/25/37	87,367	51,636
SLM Student Loan Trust, Series 2005-B, Class B FRN 3.219% 6/15/39	263,000	118,062
Specialty Underwriting & Residential Finance, Series 2005-BC3, Class A2B FRN 3.509% 6/25/36	19,331	18,542
SSB RV Trust, Series 2001-1, Class B 6.640% 4/15/18	93,000	92,012
Start CLO Ltd., Series 2006-3A, Class F FRN (b) 19.815% 6/07/11	120,000	90,000

		4,000,072

WL Collateral CMO — 12.8%
Banc of America Funding Corp., Series 2004-2, Class 2A1 6.500% 7/20/32	79,476	68,614

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Strategic Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Value

Bank of America Mortgage Securities, Series 2003-E, Class 2A2 FRN 4.709% 6/25/33	$343,317	$284,781
Bank of America Mortgage Securities, Series 2004-8, Class 5A1 6.500% 5/25/32	82,179	70,947
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-2, Class 12A2 VRN 4.395% 5/25/34	629,352	542,124
Bear Stearns Adjustable Rate Mortgage Trust, Series 2006-4, Class 2A1 VRN 5.788% 10/25/36	176,690	120,380
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-9, Class 23A1 FRN 5.029% 11/25/34	406,222	312,047
Chase Funding Mortgage Loan Asset-Backed Certificates, Series 2003-2, Class 2A2 FRN 3.819% 2/25/33	52,600	25,191
Chase Mortgage Finance Corp., Series 2007-A1, Class 9A1 FRN 4.571% 2/25/37	459,279	362,212
Chase Mortgage Finance Corp., Series 2006-S3, Class 1A2 6.000% 11/25/36	450,000	317,724
Chaseflex Trust, Series 2006-2, Class A1B FRN 3.307% 9/25/46	22,984	21,394
Citigroup Mortgage Loan Trust, Inc., Series 2006-WFH3, Class A2 FRN 3.359% 10/25/36	76,294	72,741
Citigroup Mortgage Loan Trust, Inc., Series 2005-2, Class 1A3 VRN 4.952% 5/25/35	466,770	383,777

	Principal Amount	Value

Citigroup Mortgage Loan Trust, Inc., Series 2006-AR1, Class 3A2 FRN 5.500% 3/25/36	$486,768	$178,145
Citigroup Mortgage Loan Trust, Inc., Series 2006-WF1, Class A2B STEP 5.536% 3/25/36	10,853	10,737
Citigroup Mortgage Loan Trust, Inc., Series 2006-AR2, Class 1AB 5.591% 3/25/36	441,410	148,832
Citigroup Mortgage Loan Trust, Inc., Series 2006-AR5, Class 1A3A FRN 5.888% 7/25/36	379,883	257,273
Citigroup Mortgage Loan Trust, Inc., Series 2005-3, Class 2A4 VRN 5.198% 5/25/35	880,470	579,077
Citigroup Mortgage Loan Trust, Inc., Series 2006-AR2, Class 1A2 VRN 5.523% 3/25/36	994,945	770,791
Citimortgage Alternative Loan Trust, Series 2006-A5, Class IA-13 FRN 3.709% 10/25/36	311,598	249,745
Citimortgage Alternative Loan Trust, Series 2006-A1, Class 2A1 5.250% 3/25/21	295,125	215,020
Citimortgage Alternative Loan Trust, Series 2007-A2, Class 1A5 6.000% 2/25/37	605,371	514,753
Citimortgage Alternative Loan Trust, Series 2006-A5, Class 2A1 5.500% 10/25/21	345,679	254,979

	Principal Amount	Value

Countrywide Alternative Loan Trust, Series 2007-8CB, Class A1 5.500% 5/25/37	$773,320	$635,150
Countrywide Alternative Loan Trust, Series 2005-J1, Class 3A1 6.500% 8/25/32	189,771	132,521
Countrywide Alternative Loan Trust, Series 2006-43CB, Class 1A10 6.000% 2/25/37	1,728,518	1,352,157
Countrywide Asset-Backed Certificates, Series 2006-8, Class 2A1 FRN 3.289% 1/25/46	47,299	46,760
Countrywide Asset-Backed Certificates, Series 2006-25, Class 2A2 FRN 3.379% 6/25/37	130,000	97,419
Countrywide Asset-Backed Certificates, Series 2005-17, Class 1AF2 VRN 5.363% 5/25/36	49,060	46,895
Countrywide Asset-Backed Certificates, Series 2005-16, Class 2AF2 VRN 5.382% 2/25/30	230,000	218,145
Countrywide Home Loan Mortgage Pass Through Trust, Series 2003-46, Class 1A2 FRN 5.057% 1/19/34	553,946	427,763
Countrywide Home Loan Mortgage Pass Through Trust, Series 2005-J4, Class A7 VRN 5.476% 1/25/36	156,286	46,886

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Strategic Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Value

Countrywide Home Loan Mortgage Pass Through Trust, Series 2005-6, Class 2A1 5.500% 4/25/35	$67,920	$54,935
Countrywide Home Loan Mortgage Pass Through Trust, Series 2005-17, Class 1A8 5.500% 9/25/35	430,000	327,150
Countrywide Home Loan Mortgage Pass Through Trust, Series 2005-J4, Class A7 5.500% 11/25/35	391,517	316,670
Countrywide Home Loan Mortgage Pass Through Trust, Series 2005-J4, Class A7 5.500% 11/25/35	250,000	215,660
Countrywide Home Loan Mortgage Pass Through Trust, Series 2007-HY3, Class 1A1 FRN 5.646% 6/25/47	339,604	238,677
Countrywide Home Loan Mortgage Pass Through Trust, Series 2007-HY1, Class 1A1 VRN 5.696% 4/25/37	160,587	111,005
Countrywide Home Loan Mortgage Pass Through Trust, Series 2007-HY5, Class 1A2 VRN 5.929% 9/25/37	476,774	219,316
Countrywide Home Loan Mortgage Pass Through Trust, Series 2007-HY5, Class 2A2 FRN 6.001% 9/25/37	116,705	53,684
Countrywide Home Loan Mortgage Pass Through Trust, Series 2007-HY5, Class 3A2 FRN 6.201% 9/25/37	307,952	138,579
Countrywide Home Loan Mortgage Pass Through Trust, Series 2007-HY4, Class 2A2 FRN 6.229% 11/25/37	101,183	37,438
Countrywide Home Loan Mortgage Pass Through Trust, Series 2005-27, Class 2A1 5.500% 12/25/35	356,772	288,567

	Principal Amount	Value

Countrywide Home Loans, Series 2007-HY4, Class 1A2 VRN 6.092% 9/25/47	$434,191	$160,651
Countrywide Home Loans, Series 2007-HY4, Class 3A2 VRN 6.400% 11/25/37	102,195	37,812
Countrywide Home Loans, Inc., Series 2005-HYB8, Class 4A1 5.569% 12/20/35	23,369	15,833
Countrywide Home Loans, Inc., Series 2007-HY4, Class 1A1 6.092% 9/25/47	1,231,684	837,887
Deutsche ALT-A Securities, Inc. Alternate Loan Trust, Series 2007-RS1, Class A2 FRN (b) 3.759% 1/27/37	178,604	84,669
Deutsche ALT-A Securities, Inc. Alternate Loan Trust, Series 2006-AB2, Class A7 VRN 5.961% 6/25/36	46,036	46,064
Deutsche ALT-A Securities, Inc. Alternate Loan Trust, Series 2006-AB4, Class A1A VRN 6.005% 10/25/36	278,487	278,993
Deutsche ALT-A Securities, Inc. Alternate Loan Trust, Series 2006-AB3, Class A7 VRN 6.360% 7/25/36	15,247	15,263
First Franklin Mortgage Loan Asset Backed Certificates, Series 2006-FF10, Class A3 FRN 3.349% 7/25/36	120,000	99,638

	Principal Amount	Value

First Franklin Mortgage Loan Asset Backed Certificates, Series 2006-FF9, Class 2A2 FRN 3.369% 6/25/36	$60,000	$50,091
First Franklin Mortgage Loan Asset Backed Certificates, Series 2006-FFA, Class A3 FRN 3.379% 9/25/26	112,536	31,761
First Franklin Mortgage Loan Asset Backed Certificates, Series 2005-FF10, Class A3 FRN 3.469% 11/25/35	45,486	44,143
First Horizon Alternative Mortgage Securities, Series 2007-FA2, Class 1A1 5.500% 4/25/37	174,411	154,651
First Horizon Asset Securities, Inc., Series 2007-AR3, Class 1A1 FRN 6.130% 11/25/37	576,819	447,254
GSR Mortgage Loan Trust, Series 2004-5, Class 2A1 4.501% 5/25/34	4,446	3,192
GSR Mortgage Loan Trust, Series 2005-AR6, Class 3A1 FRN 4.560% 9/25/35	548,643	399,382
GSR Mortgage Loan Trust, Series 2005-AR6, Class 1A4 FRN 4.626% 3/25/35	55,438	40,948
GSR Mortgage Loan Trust, Series 2006-AR1, Class 3A1 FRN 5.371% 1/25/36	112,170	78,733

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Strategic Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Value

GSR Mortgage Loan Trust, Series 2006-2F, Class 2A2 5.750% 2/25/36	$85,562	$65,837
GSR Mortgage Loan Trust, Series 2007-AR1, Class 4A1 VRN 5.827% 3/25/37	438,343	304,620
GSR Mortgage Loan Trust, Series 2007-AR1, Class 2A1 VRN 5.998% 3/25/37	1,617,669	1,140,079
Indymac Index Mortgage Loan Trust, Series 2005-AR31, Class 2A2 VRN 5.328% 1/25/36	64,236	32,724
JP Morgan Mortgage Trust, Series 2007-A1, Class 7A1 FRN 5.299% 7/25/35	673,688	528,351
JP Morgan Mortgage Trust, Series 2006-A2, Class 3A4 VRN 5.675% 4/25/36	310,927	214,438
JP Morgan Mortgage Trust, Series 2006-A7, Class 2A2 VRN 5.802% 1/25/37	144,407	97,378
JP Morgan Mortgage Trust, Series 2007-A3, Class 3A3 VRN 6.019% 5/25/37	202,750	142,934
JP Morgan Mortgage Trust, Series 2005-S2, Class 3A1 VRN 6.735% 2/25/32	207,789	195,912
MASTR Adjustable Rate Mortgages Trust, Series 2006-2, Class 1A1 4.951% 4/25/36	370,228	282,116
MASTR Alternative Loans Trust, Series 2004-6, Class 10A1 6.000% 7/25/34	127,873	90,165
MASTR Asset Securitization Trust, Series 2006-3, Class 2A1 FRN 3.709% 10/25/36	826,332	646,736
Merrill Lynch Mortgage Investors, Inc., Series 2005-A2, Class A2 VRN 4.487% 2/25/35	152,915	114,374
Merrill Lynch Mortgage Investors, Inc., Series 2005-A9, Class 4A1 VRN 5.492% 4/25/35	356,463	274,335

	Principal Amount	Value

MLCC Mortgage Investors, Inc., Series 2007-3, Class 1A1 FRN 5.797% 9/25/37	$302,952	$257,509
MLCC Mortgage Investors, Inc., Series 2006-3, Class 2A1 VRN 6.073% 10/25/36	655,501	540,483
Popular ABS Mortgage Pass-Through Trust, Series 2005-6, Class AF3 VRN 5.680% 1/25/36	70,000	65,308
Residential Accredit Loans, Inc., Series 2005-QA4, Class A32 VRN 5.379% 4/25/35	18,223	11,249
Residential Accredit Loans, Inc., Series 2003-QS1, Class A2 5.750% 1/25/33	57,812	48,687
Residential Accredit Loans, Inc., Series 2007-QS6, Class A28 5.750% 4/25/37	228,121	165,008
Residential Accredit Loans, Inc., Series 2007-QS6, Class A28 5.750% 4/25/37	243,853	162,324
Residential Accredit Loans, Inc., Series 2006-QS5, Class 2A2 6.000% 5/25/36	50,510	50,486
Residential Accredit Loans, Inc., Series 2006-QS13, Class 1A5 6.000% 9/25/36	564,190	430,919
Residential Accredit Loans, Inc., Series 2006-QS13, Class 1A5 6.000% 9/25/36	87,652	87,865

	Principal Amount	Value

Residential Asset Mortgage Products, Inc., Series 2006-RS4, Class A1 FRN 3.339% 7/25/36	$5,423	$5,360
Residential Asset Securitization Trust, Series 2005-A14, Class A1 5.500% 12/25/35	390,000	202,778
Residential Asset Securitization Trust, Series 2005-A6CB, Class A7 6.000% 6/25/35	679,376	498,545
Residential Asset Securitization Trust, Series 2006-A9CB, Class A5 6.000% 7/25/36	150,640	144,376
Residential Asset Securitization Trust, Series 2006-A12, Class A1 6.250% 11/25/36	129,774	96,306
Residential Funding Mortgage, Series 2007-SA3, Class 2A2 VRN 5.775% 7/27/37	355,877	226,110
Structured Asset Mortgage Investments, Inc., Series 2002-AR3, Class A2 FRN 4.778% 9/19/32	71,878	24,530
Suntrust Adjustable Rate Mortgage Loan Trust, Series 2007-3, Class 1A1 FRN 5.659% 6/25/37	406,262	340,907

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Strategic Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Value

Suntrust Adjustable Rate Mortgage Loan Trust, Series 2007-1, Class 2A1 5.826% 2/25/37	$997,632	$692,374
Wachovia Mortgage Loan Trust LLC, Series 2007-A, Class 1A1 VRN 5.982% 3/20/27	435,630	349,549
Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2007-OA3, Class 5A FRN 3.948% 4/25/47	116,196	66,232
Washington Mutual Mortgage Pass Through Certificates, Series 2006-AR15, Class 1A FRN 3.695% 11/25/46	166,937	79,593
Washington Mutual Mortgage Pass Through Certificates, Series 2005-AR12, Class 1A8 VRN 4.833% 10/25/35	423,764	318,308
Washington Mutual Mortgage Pass Through Certificates, Series 2007-HY3, Class 4A1 VRN 5.348% 3/25/37	1,407,369	1,046,614
Washington Mutual Mortgage Pass Through Certificates, Series 2007-HY1, Class 4A1 VRN 5.469% 2/25/37	2,162,974	1,493,848
Washington Mutual Mortgage Pass Through Certificates, Series 2007-HY4, Class 4A1 VRN 5.504% 4/25/37	1,200,355	838,148
Washington Mutual Mortgage Pass Through Certificates, Series 2007-HY4, Class 5A1 VRN 5.584% 11/25/36	94,462	69,780
Washington Mutual Mortgage Pass Through Certificates, Series 2007-HY2, Class 1A2 5.614% 12/25/36	161,688	59,180

	Principal Amount	Value

Washington Mutual Mortgage Pass Through Certificates, Series 2007-HY2, Class 1A1 VRN 5.614% 12/25/36	$1,434,465	$1,016,034
Washington Mutual Mortgage Pass Through Certificates, Series 2006-AR14, Class 1A7 VRN 5.647% 11/25/36	101,912	36,053
Washington Mutual Mortgage Pass Through Certificates, Series 2007-HY5, Class 2A3 FRN 5.658% 6/25/37	100,376	67,426
Washington Mutual Mortgage Pass Through Certificates, Series 2007-HY3, Class 2A2 5.668% 3/25/37	424,665	155,117
Washington Mutual Mortgage Pass Through Certificates, Series 2007-HY6, Class 2A1 FRN 5.695% 6/25/37	643,933	433,021
Washington Mutual Mortgage Pass Through Certificates, Series 2007-HY1, Class 1A2 5.711% 2/25/37	504,667	271,825
Washington Mutual Mortgage Pass Through Certificates, Series 2006-AR14, Class 2A4 FRN 5.758% 11/25/36	35,284	11,005
Washington Mutual Mortgage Pass Through Certificates, Series 2007-HY1, Class 5A1 VRN 5.771% 2/25/37	1,244,569	871,893

	Principal Amount	Value

Washington Mutual Mortgage Pass Through Certificates, Series 2007-HY1, Class 2A4 FRN 5.868% 2/25/37	$70,619	$47,333
Washington Mutual Mortgage Pass Through Certificates, Series 2007-HY7, Class 2A1 VRN 5.873% 7/25/37	350,012	213,803
Washington Mutual Mortgage Pass Through Certificates, Series 2006-AR8, Class 1A4 VRN 5.877% 8/25/46	867,338	615,437
Washington Mutual Mortgage Pass Through Certificates, Series 2006-AR10, Class 1A2 5.931% 9/25/36	517,891	467,622
Washington Mutual, Inc., Series 2003-AR9, Class 2A FRN 4.489% 9/25/33	217,651	194,298
Washington Mutual, Inc., Series 2005-AR14, Class 1A1 VRN 5.051% 12/25/35	480,058	409,152
Wells Fargo Mortgage Backed Securities, Series 2006-AR10, Class 3A2 4.871% 7/25/36	103,826	34,301
Wells Fargo Mortgage Backed Securities, Series 2006-AR10, Class 4A2 5.561% 7/25/36	374,157	127,235
Wells Fargo Mortgage Backed Securities, Series 2006-AR10, Class 2A2 5.636% 7/25/36	256,931	87,964

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Strategic Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Value

Wells Fargo Mortgage Backed Securities Trust, Series 2004-EE, Class 3A1 FRN 4.261% 12/25/34	$287,426	$246,424
Wells Fargo Mortgage Backed Securities Trust, Series 2004-EE, Class 3A2 FRN 4.261% 12/25/34	696,110	578,335
Wells Fargo Mortgage Backed Securities Trust, Series 2004-R, Class 2A1 FRN 4.369% 9/25/34	47,015	33,798
Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR1, Class 1A1 FRN 4.538% 2/25/35	665,384	537,788
Wells Fargo Mortgage Backed Securities Trust, Series 2004-W, Class B2 FRN 4.546% 11/25/34	141,726	103,669
Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR16, Class IIA1 VRN 4.945% 10/25/35	299,703	223,833
Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR2, Class 2A5 FRN 5.106% 3/25/36	181,608	141,674
Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR8, Class 2A1 VRN 5.240% 4/25/36	301,414	211,339
Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR5, Class 2A1 FRN 5.539% 4/25/36	1,135,934	764,795
Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR8, Class 1A3 VRN 5.547% 4/25/36	380,324	225,951
Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR10, Class 5A6 FRN 5.594% 7/25/36	1,906,036	1,248,714

	Principal Amount	Value

Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR10, Class 5A3 FRN 5.594% 7/25/36	$191,091	$125,343
Wells Fargo Mortgage Backed Securities Trust, Series 2004-U, Class A1 VRN 5.673% 10/25/34	126,669	100,870
Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR13, Class A2 FRN 5.748% 9/25/36	1,393,957	1,145,394
Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR13, Class A4 FRN 5.748% 9/25/36	1,260,000	948,955
Wells Fargo Mortgage Backed Securities Trust, Series 2006-12, Class A1 6.000% 10/25/36	231,922	227,280
Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR12, Class IIA1 VRN 6.100% 9/25/36	765,927	654,773

		38,674,455

TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $74,693,309)		59,136,408

SOVEREIGN DEBT OBLIGATIONS — 21.7%

Arab Republic of Egypt EGP (d) 0.000% 1/06/09	2,275,000	397,748
Arab Republic of Egypt (b) 8.750% 7/18/12	1,325,000	183,004
Arab Republic of Egypt EGP (b) (d) 8.750% 7/18/12	1,480,000	204,413
Argentina Bonos 7.000% 9/12/13	905,000	196,837

	Principal Amount	Value

Argentine Republic VRN 1.000% 12/15/35	$1,120,000	$40,320
Banco Nacional de Desenvolvimento Economico e Social VRN (b) 1.000% 6/16/18	570,000	450,300
Bolivarian Republic Venezuela Bonds Reg. S (b) (h) 9.000% 5/07/23	405,000	189,770
Brazil Letras Tesouro Nacional BRL (d) 0.000% 1/01/09	2,410,000	1,109,017
Bulgaria Government International Bond (b) 8.250% 1/15/15	250,000	234,767
Canadian Government Bond CAD (d) 3.500% 6/01/13	230,000	194,805
Canadian Government Bond CAD (d) 3.750% 6/01/10	170,000	143,493
Canadian Government Bond CAD (d) 4.250% 6/01/18	100,000	85,479
Canadian Government Bond CAD (d) 5.000% 6/01/37	240,000	220,784
Colombia Government International Bond 7.375% 9/18/37	449,000	358,185
Colombia Government International Bond 7.375% 9/18/37	92,000	75,555
Colombia Government International Bond 8.250% 12/22/14	66,000	63,300
Denmark Government Bond DKK (d) 5.000% 11/15/13	1,390,000	246,391
Ecuador Government International Bond STEP (b) 10.000% 8/15/30	180,000	52,200

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Strategic Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Value

France Government Bond OAT EUR (d) 4.000% 10/25/38	$685,000	$773,779
French Republic EUR (d) 4.500% 7/12/12	435,000	573,677
French Treasury Note EUR (d) 3.750% 1/12/13	1,100,000	1,411,622
Ghana Government (b) 0.000% 11/26/08	256,366	261,160
Hellenic Republic EUR (d) 4.600% 5/20/13	485,000	610,644
Hungary Government Bond HUF (d) 6.000% 10/24/12	160,000,000	634,982
Italian Republic FRN EUR (d) 4.700% 7/01/09	650,000	823,953
Japan Government JPY (d) 1.500% 6/20/13	387,000,000	4,051,349
Japan Government JPY (d) 2.100% 3/20/25	44,000,000	454,519
Japan Government Ten Year Bond JPY (d) 1.700% 9/20/16	176,000,000	1,858,567
Japan Government Ten Year Bond JPY (d) 2.000% 3/20/16	63,000,000	680,389
Japan Government Twenty Year Bond JPY (d) 1.000% 3/20/23	105,000,000	942,684
Japan Government Twenty Year Bond JPY (d) 2.000% 12/20/24	79,000,000	802,341
Japan Government Two Year Bond JPY (d) 0.900% 6/15/10	337,000,000	3,446,532
Kingdom of Belgium EUR (d) 5.000% 3/28/35	210,000	270,376
Mexico Government International Bond 6.375% 1/16/13	265,000	261,047
New South Wales Treasury Corp. AUD AUD (d) 5.500% 8/01/14	170,000	111,603
New South Wales Treasury Corp. AUD AUD (d) 6.000% 5/01/12	115,000	77,109
Nigeria Treasury Bill NGN (d) 0.000% 1/08/09	82,600,000	689,440

	Principal Amount	Value

Nigeria Treasury Bill NGN (d) 0.000% 2/05/09	$67,300,000	$556,634
Nigeria Treasury Bill NGN (d) 0.000% 4/09/09	18,600,000	151,175
Nigeria Treasury Bond NGN (d) 9.230% 5/25/12	32,800,000	272,020
Nigeria Treasury Bond NGN (d) 9.350% 8/31/17	69,400,000	506,284
Nigeria Treasury Bond NGN (d) 9.500% 2/23/12	32,800,000	274,648
Nigeria Treasury Bond NGN (d) 15.000% 1/27/09	12,400,000	106,333
Norway Government Bond NOK (d) 6.500% 5/15/13	910,000	149,606
Panama Government International Bond 8.875% 9/30/27	140,000	125,114
Peru Certif De Deposito PEN (d) 0.000% 11/06/08	1,320,000	427,241
Peru Certif De Deposito PEN (d) 0.000% 4/13/09	66,000	20,608
Peru Certif De Deposito PEN (d) 0.000% 7/09/09	1,281,000	391,988
Peru Certificate Of Deposit PEN (d) 1.000% 1/05/09	3,296,000	1,054,682
Peruvian Government International Bond 8.375% 5/03/16	130,000	126,100
Poland Government PLN (d) 5.250% 4/25/13	1,220,000	412,659
Republic of Brazil 6.000% 1/17/17	775,000	682,453
Republic of Brazil 8.000% 1/15/18	825,000	808,776
Republic of Brazil 8.750% 2/04/25	170,000	168,936
Republic of Brazil 8.875% 10/14/19	250,000	248,156
Republic of Brazil BRL (d) 10.000% 1/01/12	524,000	214,509

	Principal Amount	Value

Republic of Brazil BRL (d) 10.000% 1/01/17	$5,299,000	$1,782,018
Republic of Brazil 10.500% 7/14/14	802,000	889,776
Republic of Bulgaria (b) 8.250% 1/15/15	260,000	240,994
Republic of Colombia 10.750% 1/15/13	60,000	63,525
Republic of Colombia COP (d) 11.750% 3/01/10	111,000,000	45,989
Republic of Colombia COP (d) 12.000% 10/22/15	1,731,000,000	668,272
Republic of Costa Rica (b) 9.995% 8/01/20	87,000	83,520
Republic of El Salvador (b) 7.625% 9/21/34	178,000	106,257
Republic of El Salvador (b) 7.650% 6/15/35	495,000	270,942
Republic of Germany EUR (d) 3.750% 7/04/13	1,490,000	1,934,892
Republic of Germany EUR (d) 4.000% 1/04/37	1,285,000	1,514,846
Republic of Ghana (b) 8.500% 10/04/17	440,000	254,769
Republic of Guatemala (b) 10.250% 11/08/11	192,000	186,240
Republic of Guatemala (b) 10.250% 11/08/11	108,000	108,122
Republic of Indonesia (b) 6.750% 3/10/14	770,000	585,236
Republic of Indonesia (b) 6.875% 1/17/18	740,000	502,192

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Strategic Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Value

Republic of Indonesia (b) 7.250% 4/20/15	$785,000	$595,908
Republic of Indonesia (b) 8.500% 10/12/35	440,000	277,200
Republic of Panama 6.700% 1/26/36	740,000	551,253
Republic of Panama 7.250% 3/15/15	485,000	445,674
Republic of Panama 9.375% 4/01/29	500,000	471,635
Republic of Peru PEN (d) 7.840% 8/12/20	2,575,000	715,190
Republic of Peru PEN (d) 8.600% 8/12/17	3,409,000	1,025,989
Republic of Peru PEN (d) 9.910% 5/05/15	2,618,000	853,804
Republic of Peru PEN (d) 12.250% 8/10/11	5,290,000	1,832,508
Republic of Poland PLN (d) 5.750% 9/23/22	445,000	149,794
Republic of Turkey 6.750% 4/03/18	120,000	85,023
Republic of Turkey 7.000% 3/11/19	130,000	98,800
Republic of Turkey TRY (d) 16.000% 3/07/12	5,920,000	3,173,258
Republic of Uruguay 7.625% 3/21/36	380,000	226,825
Republic of Uruguay 8.000% 11/18/22	905,000	613,260
State of Israel ILS (d) 5.500% 2/28/17	2,700,000	719,172
State of Israel ILS (d) 7.500% 3/31/14	3,255,000	954,607
Sweden Government Bond SEK (d) 4.500% 8/12/15	2,595,000	356,867
Turkey Government Bond TRY (d) 0.000% 7/10/09	2,110,000	1,127,537
Turkey Government Bond TRY (d) 0.000% 1/13/10	2,710,000	1,368,757
Turkey Government Bond TRY (d) 12.000% 8/14/13	150,000	72,471
Turkey Government Bond TRY (d) 14.000% 1/19/11	1,760,000	959,488
Turkey Government International Bond 7.000% 9/26/16	955,000	733,945
Turkey Government International Bond 7.250% 3/15/15	755,000	619,100

	Principal Amount	Value

United Kingdom Gilt GBP (d) 4.750% 6/07/10	$250,000	$415,320
United Kingdom Gilt GBP (d) 4.750% 12/07/38	490,000	821,169
United Kingdom Gilt GBP (d) 5.000% 3/07/12	230,000	387,673
United Kingdom Gilt GBP (d) 5.000% 3/07/18	245,000	409,892
United Mexican States MXN (d) 8.000% 12/24/08	27,070,000	2,135,830
United Mexican States MXN (d) 8.000% 12/19/13	14,630,000	1,116,568
United Mexican States 8.375% 1/14/11	325,000	340,515
United Mexican States MXN (d) 10.000% 12/05/24	7,800,000	679,112
Uruguay Government International Bond UYU (d) 4.250% 4/05/27	7,600,000	181,850
Uruguay Government International Bond UYU (d) 5.000% 9/14/18	7,520,000	257,153
Venezuela Government International Bond 7.650% 4/21/25	760,000	343,900
Venezuela Government International Bond 10.750% 9/19/13	735,000	492,750
Venezuela Republic 9.250% 9/15/27	1,145,000	672,083

TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $78,384,154)		65,399,533

STRUCTURED OBLIGATIONS — 4.5%
Central Bank of Nigeria 5.092% 1/05/10	38,704	5,128
Citigroup Funding, Inc. 0.000% 3/10/09	136,784	138,895
Citigroup Funding, Inc. 0.000% 3/26/09	320,934	316,207

	Principal Amount	Value

Citigroup Funding, Inc. 1.000% 11/26/08	$51,800	$46,515
Citigroup Funding, Inc. 1.000% 3/05/09	252,078	250,649
Citigroup Funding, Inc. 1.000% 5/11/09	191,873	168,929
Citigroup Funding, Inc. 1.000% 6/11/09	62,162	45,828
Citigroup Funding, Inc. 1.000% 2/26/15	229,759	172,023
Citigroup Funding, Inc. 7.000% 2/26/15	129,740	98,954
Citigroup Funding, Inc. 7.000% 2/26/15	83,592	63,939
Citigroup Funding, Inc. 10.000% 1/03/17	351,446	206,829
Citigroup Funding, Inc. 10.108% 4/02/10	534,233	365,731
Citigroup Funding, Inc. 12.000% 2/22/11	69,971	56,501
Citigroup Funding, Inc. Dominican Republic CLN 0.010% 11/10/08	104,154	99,538
Citigroup Funding, Inc. Dominican Republic CLN 1.000% 2/23/09	150,443	136,532
Citigroup Funding, Inc. Dominican Republic CLN 1.000% 2/23/09	283,186	257,003
Citigroup Funding, Inc. Dominican Republic CLN 14.241% 3/12/12	238,031	182,989
Citigroup Funding, Inc. Dominican Republic CLN 22.000% 10/03/11	98,802	94,985
Citigroup Funding, Inc. Republic of Egypt CLN 0.000% 4/16/09	132,653	130,808

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Strategic Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Value

Citigroup Funding, Inc. Republic of Egypt CLN 0.010% 2/19/09	$348,640	$351,506
Citigroup Funding, Inc. Republic of Egypt CLN 1.000% 2/05/09	360,544	365,300
Citigroup Funding, Inc. Republic of Egypt CLN 1.000% 3/26/09	318,493	314,515
Citigroup Funding, Inc. Republic of Nigeria CLN 0.010% 3/01/11	538,614	609,862
Citigroup Funding, Inc. Republic of Zambia CLN 1.000% 2/25/09	107,414	94,496
Citigroup Funding, Inc. Republic of Zambia CLN 1.000% 3/04/09	107,414	93,903
Citigroup Funding, Inc. Russian Federation CLN 3.879% 12/04/08	291,806	233,748
Citigroup Funding, Inc. Russian Federation CLN 7.546% 12/04/08	130,344	110,057
Citigroup Funding, Inc. Sub-Saharan African Nations CLN 0.990% 4/29/09	660,000	573,613
Coriolanus Ltd. BRL (d) 0.000% 12/31/17	2,970,000	804,401
Credit & Repackaged Securities Ltd. 1.000% 3/29/17	3,500,000	338,870
Credit Suisse First Boston International for CJSC The EXIM of Ukraine 8.400% 2/09/16	480,000	95,520
Credit Suisse First Boston, Ukraine CLN UAH (b) (d) 11.940% 12/30/09	2,650,000	370,637
Credit Suisse Russian Federation TRS RUB (d) 8.590% 5/20/10	15,100,000	545,932
Deutsche Bank Reforma (Acquired 12/27/07, Cost $158,262) MXN (d) (e) 9.920% 10/03/15	1,720,000	135,695
Deutsche Bank Reforma (Acquired 5/21/08, Cost $15,833) MXN (d) (e) 11.250% 5/20/15	164,125	12,948
Deutsche Bank Reforma (Acquired 6/12/08, Cost $27,637) MXN (d) (e) 11.250% 5/20/15	287,142	22,653

	Principal Amount	Value

Deutsche Bank Reforma (Acquired 6/12/08, Cost $33,110) MXN (d) (e) 11.250% 7/31/14	$344,000	$27,139
Deutsche Bank Reforma (Acquired 6/18/08, Cost $420,534) MXN (d) (e) 11.250% 5/20/15	4,329,397	341,556
Deutsche Bank Reforma (Acquired 7/08/08, Cost $30,518) MXN (d) (e) 11.250% 5/20/15	315,521	24,892
Deutsche Bank Reforma (Acquired 7/15/08, Cost $22,202) MXN (d) (e) 11.250% 7/22/15	229,232	18,085
Deutsche Opic Reforma 1 CLN (Acquired 7/08/08, Cost $2,665) MXN (d) (e) 10.500% 5/20/15	26,961	2,127
Deutsche Opic Reforma 1 CLN (Acquired 8/08/08, Cost $14,457) MXN (d) (e) 11.250% 5/20/15	146,399	11,550
Deutsche Opic Reforma 1 CLN (Acquired 8/12/08, Cost $56,386) MXN (d) (e) 10.370% 7/31/14	573,333	45,232
Eirles Two Ltd. FRN 5.130% 4/30/12	800,000	447,200
Ferrellgas LP (b) 6.750% 5/01/14	105,000	74,550
JP Morgan Chase Bank NA BRL (d) 0.000% 1/05/15	8,326,000	1,329,862
JP Morgan Chase Bank NA Republic of Brazil CLN 14.350% 2/20/12	432,737	194,105
JP Morgan Chase Bank NA Republic of Colombia CLN 0.010% 10/31/16	718,896	242,222

	Principal Amount	Value

JP Morgan Chase Bank NA Republic of Colombia CLN 0.010% 10/31/16	$718,976	$241,220
JP Morgan Chase Bank NA Republic of Indonesia IDR (b) (d) 12.800% 6/17/21	2,650,000,000	182,672
JP Morgan Securities Ltd., Republic of Brazil CLN 36.650% 5/15/45	290,000	186,188
Lehman Brothers Treasury Co. BRL (d) 0.000% 4/10/11	1,388,679	79,989
MicroAcess Trust (c) 10.750% 5/15/12	1,133,333	1,001,413
Morgan Stanley PEN (d) 6.250% 3/23/17	716,000	134,670
Morgan Stanley Ukraine CLN 0.010% 10/15/17	1,000,000	370,000
Red Square Capital Ltd. RUB (d) 0.000% 11/20/08	10,000,000	357,781
Republic of Ukraine CLN UAH (b) (d) 0.010% 12/30/09	1,180,000	165,039
Republic of Ukraine CLN UAH (b) (d) 0.010% 12/30/09	585,000	81,820
UBS AG, Ghana Government CLN 12.689% 12/28/11	170,755	129,451

TOTAL STRUCTURED OBLIGATIONS (Cost $18,044,523)		13,600,402

U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES — 24.4%

Collateralized Mortgage Obligations — 6.0%
Federal Home Loan Mortgage Corp.
Series 3000, Class SE 1.563% 7/15/25	338,584	32,016

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Strategic Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Value

Series 3110, Class SL 1.563% 2/15/26	$361,028	$32,049
Series 3004, Class SB 1.563% 7/15/35	445,292	55,182
Series 2920, Class S 2.113% 1/15/35	247,041	31,995
Series 2802, Class AS 2.663% 4/15/33	189,967	16,402
Series 2819, Class S
3.013% 6/15/34	428,181	53,030
Series 2736, Class DB
3.300% 11/15/26	340,121	338,928
Series 2727, Class UA
3.500% 10/15/22	21,645	21,607
Series 2641, Class CE
3.500% 9/15/25	70,535	70,483
Series 2777, Class PJ
4.000% 5/15/24	24,639	24,717
Series 2177, Class SB
4.363% 8/15/29	559,665	111,674
Series 2676, Class KY
5.000% 9/15/23	119,000	104,282
Series 2934, Class NA
5.000% 4/15/24	96,514	97,383
Series 2750, Class XG
5.000% 2/15/34	740,000	635,559
Series 2890, Class PE
5.000% 11/15/34	750,000	644,062
Series 2939, Class PE
5.000% 2/15/35	658,000	563,207
Series 2122, Class F
5.038% 2/15/29	176,134	166,990
Series 2551, Class LF
5.088% 1/15/33	311,059	291,590
Series 2401, Class FA
5.238% 7/15/29	313,814	299,002
Series 3035, Class DM
5.500% 11/15/25	335,451	339,345
Series 3138, Class PA
5.500% 2/15/27	697,244	705,158
Series 2344, Class FP
5.538% 8/15/31	98,978	95,321
Series 2412, Class GF
5.538% 2/15/32	213,656	205,829
Series 2410, Class PF
5.568% 2/15/32	286,281	276,155
Series 2517, Class GF
5.588% 2/15/32	67,911	65,226
Series 2464, Class FI
5.588% 2/15/32	59,992	57,634
Series 2470, Class LF
5.588% 2/15/32	59,663	57,326
Series 2451, Class FD
5.588% 3/15/32	73,277	70,580
Series 2471, Class FD
5.588% 3/15/32	112,545	108,263
Series 2453, Class BD
6.000% 5/15/17	112,756	113,719
Series 2435, Class EQ
6.000% 5/15/31	158,685	161,226

	Principal Amount	Value

Series 216, Class IO
6.000% 1/01/32	$66,777	$14,921
Series 216, Class IO
6.000% 12/15/32	100,910	18,099
Series 216, Class IO
6.000% 3/01/33	195,501	46,462
Series 1628, Class LZ
6.500% 12/15/23	431,608	438,981
Series 2042, Class N
6.500% 3/15/28	77,003	76,836
Series 2043, Class ZP
6.500% 4/15/28	108,573	106,847
Series 2055, Class ZM
6.500% 5/15/28	49,783	50,958
Series 2080, Class Z
6.500% 8/15/28	80,432	80,479
Series 2279, Class PK
6.500% 1/15/31	99,685	99,346
Series 2326, Class ZP
6.500% 6/15/31	46,295	45,647
Series 2368, Class PR
6.500% 10/15/31	154,567	152,937
Series 2427, Class ZM
6.500% 3/15/32	146,658	145,756
Series 2461, Class PZ
6.500% 6/15/32	245,748	237,816
Series 2035, Class PE
7.000% 3/15/28	107,573	17,199
Series 2049, Class PL
7.000% 4/15/28	657,681	100,658
Series 1360, Class PZ
7.500% 9/15/22	218,100	217,711
Series 3094, Class HS
7.563% 6/15/34	77,724	87,497
Series 3025, Class SJ
7.929% 8/15/35	20,930	23,876
Federal National Mortgage Association
Series 324, Class 1
0.010% 7/01/32	44,042	34,119
Series 2001-T10, Class IO
0.454% 12/25/41	4,891,065	65,930
Series 2055-87, Class SE
2.791% 10/25/35	1,414,596	104,337
Series 2005-85, Class SA
2.891% 10/25/35	1,845,501	140,381
Series 2006-75, Class SA
3.211% 8/25/36	217,004	16,653

	Principal Amount	Value

Series 2006-43, Class SJ
3.331% 6/25/36	$1,694,819	$141,114
Series 2005-40, Class SA
3.441% 5/25/35	714,634	77,300
Series 2005-87, Class SG
3.441% 10/25/35	1,045,964	95,115
Series 2005-105, Class SA
3.441% 12/25/35	1,312,174	130,255
Series 2006-119, Class MS
3.441% 12/25/36	105,376	10,370
Series 2005-71, Class SA
3.491% 8/25/25	212,615	19,840
Series 2005-40, Class SB
3.491% 5/25/35	185,396	18,266
Series 2003-116, Class FA
3.659% 11/25/33	27,995	26,523
Series 2001-68, Class FD
3.759% 12/25/31	783,247	746,108
Series 2006-33, Class SP
3.941% 5/25/36	1,843,684	253,520
Series 2006-90, Class SX
3.971% 9/25/36	443,511	52,465
Series 2003-81, Class PU
4.000% 3/25/25	73,070	73,214
Series 2001-69, Class PF
4.259% 12/25/31	136,775	131,608
Series 2002-29, Class F
4.259% 4/25/32	63,727	61,215
Series 2002-64, Class FJ
4.259% 4/25/32	20,057	19,264

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Strategic Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Value

Series 2002-60, Class FH
4.259% 8/25/32	$173,266	$166,504
Series 2002-66, Class FG
4.259% 9/25/32	433,005	416,177
Series 2004-52, Class JR
4.500% 7/25/24	120,408	120,942
Series 2005-71, Class DB
4.500% 8/25/25	190,000	162,549
Series 2002-68, Class 20
4.778% 10/18/32	58,335	54,968
Series 2003-118, Class S
4.841% 12/25/33	303,290	42,824
Series 2002-89, Class S
4.941% 1/25/33	109,473	13,120
Series 2003-4, Class S
4.991% 2/25/33	88,139	14,756
Series 2003-33, Class SP
4.991% 5/25/33	173,912	24,780
Series 2004-101, Class BG
5.000% 1/25/20	205,000	195,211
Series 2005-100, Class BQ
5.500% 11/25/20	110,000	96,143
Series 2003-17, Class EQ
5.500% 3/25/23	403,000	351,746
Series 2003-23, Class EQ
5.500% 4/25/23	331,000	288,512
Series 2006-29, Class PA
5.500% 8/25/26	582,735	589,300
Series 334, Class 5
5.500% 5/01/33	166,925	32,686
Series 339, Class 7
5.500% 7/01/33	567,441	109,750
Series 2001-44, Class QC
6.000% 9/25/16	242,828	247,178
Series 2002-9, Class PC
6.000% 3/25/17	108,954	109,744
Series 2001-70, Class LR
6.000% 9/25/30 (i)	2,559	2,560
Series 2001-46, Class ZG
6.000% 9/25/31	752,985	736,441

	Principal Amount	Value

Series 2001-80, Class Z
6.000% 1/25/32	$144,471	$141,794
Series 331, Class 5
6.000% 12/01/32	277,372	33,471
Series 334, Class IO
6.000% 2/01/33	268,920	54,342
Series 342, Class IO
6.000% 9/01/33	15,504	3,686
Series 344, Class 2
6.000% 11/01/33	335,247	79,123
Series 362, Class 12
6.000% 8/01/35	87,270	17,475
Series 1999-54, Class LH
6.500% 11/25/29	145,205	144,666
Series 2001-51, Class OD
6.500% 10/25/31	136,931	138,472
Series 2001-82, Class ZA
6.500% 1/25/32	59,140	59,038
Series 319, Class IO
6.500% 2/01/32	938,610	223,580
Series 321, Class IO
6.500% 3/01/32	260,266	59,109
Series 324, Class IO
6.500% 7/01/32	176,376	42,633
Series 2003-13, Class IO
7.000% 3/25/33	137,283	23,885
Series 2004-W9, Class 2A2
7.000% 2/25/44	60,022	63,325
Series 254, Class 2
7.500% 1/01/24	307,716	66,255
Series 2003-130, Class CS
7.583% 12/25/33	187,422	176,501
Series 2005-59, Class NQ
8.728% 5/25/35	137,612	141,396
Series 2006-46, Class SW
12.251% 6/25/36	133,267	150,847
Series 2006-50, Class KS
12.251% 6/25/36	116,651	126,439
Series 2006-11, Class PS
12.618% 3/25/36	101,648	116,317

	Principal Amount	Value

Federal National Mortgage Association Interest Strip
Series 334, Class 3
5.500% 2/01/33	$102,468	$19,707
Series 333, Class 2
5.500% 3/01/33	579,868	134,865
Series 338, Class 2
5.500% 6/01/33	123,819	28,807
Series 339, Class 8
5.500% 7/01/33	57,845	11,192
Series 346, Class 2
5.500% 12/01/33	129,467	30,536
Series 351, Class 10
5.500% 4/01/34	95,044	18,813
Series 351, Class 8
5.500% 4/01/34	139,048	27,617
Series 351, Class 11
5.500% 11/01/34	45,150	9,092
Series 356, Class 12
5.500% 2/01/35	65,777	12,930
Series 356, Class 10
5.500% 6/01/35	124,913	24,857
Series 302, Class 2
6.000% 6/01/29	141,464	27,972
Series 328, Class 2
6.000% 11/01/32	775,285	188,612
Series 332, Class 2
6.000% 2/01/33	605,215	152,155
Federal National Mortgage Association Principal Strip,
Series 322, Class 1
0.000% 3/01/32	600,795	464,536
Government National Mortgage Association
Series 2006-47, Class SA
2.331% 8/16/36	189,781	17,502
Series 2001-62, Class KZ
6.500% 12/16/31	369,085	366,283
Series 2000-12, Class ZA
8.000% 2/16/30	801,095	860,547

		18,059,831

Pass-Through Securities — 18.4%
Federal Home Loan Mortgage Corp.
3.375% 4/15/09	3,740,000	3,753,731

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Strategic Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Value

3.625% 10/18/13	$620,000	$594,018
3.750% 6/28/13	1,030,000	1,016,308
4.125% 9/27/13	1,925,000	1,921,240
Pool #E01641
4.500% 5/01/19	697,315	668,632
Pool #A12885
5.000% 8/01/33	409,239	388,473

Pool #G02968
5.000% 12/01/34	62,312	59,150
5.250% 5/21/09 (i)	1,750,000	1,774,275
Pool #C90852
6.000% 7/01/24	158,696	159,179
Pool #G0513
6.000% 3/01/33	99,255	99,441
Pool #G11451
6.500% 4/01/18	40,521	41,471
Pool #G12008
6.500% 4/01/21	170,454	174,467
Pool #C90524
6.500% 2/01/22	58,948	61,426
Pool #C90586
6.500% 9/01/22	58,691	60,019
Pool #C00835
6.500% 7/01/29	134,563	137,596
6.500% 8/01/32	583,510	596,115
Pool #G01444
6.500% 8/01/32	124,373	127,060
Pool #G08066
6.500% 6/01/35	464,218	471,925
Pool #G04373
7.000% 1/12/23	50,061	52,159
Pool #A24158
7.000% 10/01/31	59,018	61,534
Pool #C63838
7.500% 2/01/32	28,036	29,259
Pool #C56142
8.500% 8/01/31	16,332	17,389
Federal National Mortgage Association
3.250% 4/09/13	1,660,000	1,602,377
3.875% 7/12/13	1,230,000	1,217,209
Pool #555442
4.500% 5/01/18	211,969	203,946
Pool #725277
4.500% 3/01/19	218,720	210,441
Pool #735318
4.500% 11/01/19	912,454	876,205
Pool #745150
4.500% 6/01/20	727,270	698,378
Pool #888224
4.500% 2/01/22	185,175	177,819
4.625% 10/15/14	945,000	944,449
Pool #681347
5.000% 2/01/18	85,484	84,212
Pool #254684
5.000% 3/01/18	73,899	72,799
Pool #687999
5.000% 3/01/18	70,631	69,579
Pool #681366
5.000% 4/01/18	88,091	86,780
Pool #685487
5.000% 4/01/18	505,024	497,508
Pool #721340
5.000% 6/01/18	160,805	158,412

	Principal Amount	Value

Pool #723910
5.000% 6/01/18	$287,497	$283,218
Pool #555594
5.000% 7/01/18	86,817	85,525
Pool #728715
5.000% 7/01/18	110,500	108,855
Pool #888654
5.000% 9/01/20	169,662	166,826
Pool #254592
5.000% 12/01/32	121,812	115,802
Pool #726037
5.000% 8/01/33 (i)	1,555,043	1,478,324
Pool #190340
5.000% 9/01/33	157,721	149,940
Pool #888856
5.292% 10/01/36	2,882,785	2,895,570
Pool #912410
5.500% 2/01/22	261,987	261,619
Pool #683901
5.500% 1/01/33	608,894	596,621
Pool #555590
5.500% 3/01/33	225,592	221,045
Pool #656563
5.500% 3/01/33	74,861	73,352
Pool #688178
5.500% 3/01/33	131,361	128,714
Pool #254342
6.000% 6/01/17	185,939	188,090
Pool #735067
6.000% 1/01/19	227,171	229,824
Pool #255342
6.000% 7/01/24	46,375	46,517
Pool #776902
6.000% 7/01/29	165,529	166,712
Pool #735013
6.000% 11/01/29	420,386	424,363
Pool #190342
6.000% 10/01/33	695,075	696,894
Pool #745943
6.000% 11/01/33	343,206	344,373
Pool #254308
6.500% 5/01/17	62,666	63,845
Pool #545686
6.500% 6/01/17	244,260	249,529
Pool #555816
6.500% 4/01/18	211,901	215,891
Pool #725922
6.500% 12/01/29	465,061	475,263
Pool #889752
6.500% 7/01/38	414,229	422,857
Pool #735507
7.000% 4/01/20	88,126	91,041
Pool #888139
7.000% 1/01/30	74,362	77,388
Pool #888138
7.000% 12/01/32	386,509	401,577
Pool #745409
7.000% 4/01/33	195,398	203,375

	Principal Amount	Value

7.000% 2/01/36	$458,159	$476,585
Pool #313363
7.500% 2/01/27	27,371	28,670
Pool #745641
7.500% 9/01/32	88,709	92,915
Pool #745260
7.500% 1/01/33	213,548	223,686
Pool #555866
7.500% 3/01/33	347,998	364,520
Federal National Mortgage Association Principal Strip (i)
0.000%12/28/08	5,680,000	5,664,595
Federal National Mortgage Association TBA
4.500% 5/01/19 (j)	245,000	233,286
5.000% 4/01/19 (j)	1,985,000	1,940,337
Pool #19462
5.000% 9/01/34 (j)	2,824,000	2,676,181
5.000% 11/01/34 (j)	650,000	615,189
5.500% 12/01/20 (j)	350,000	348,797
5.500% 4/01/35 (j)	6,206,000	6,061,517
5.500% 6/01/36 (j)	2,245,000	2,189,577
6.000% 4/01/19 (j)	943,000	950,072
Pool #53547
6.000% 12/01/36 (j)	2,250,000	2,248,242
Pool #53400
6.500% 2/01/35 (j)	164,000	166,178
Government National Mortgage Association
Pool #780181
13.000% 10/15/15	56,940	64,902
Pool #780180
13.500% 6/15/15	76,305	87,017
Resolution Funding Corp. Principal Strip
0.010% 1/15/21	1,955,000	1,003,998

		55,464,195

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $73,743,241)		73,524,026

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Strategic Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Value

U.S. TREASURY OBLIGATIONS — 4.0%

U.S. Treasury Bonds & Notes — 4.0%
U.S. Treasury Inflation Index
0.625% 4/15/13	13,319,308	$12,078,947

TOTAL U.S. TREASURY OBLIGATIONS (Cost $12,085,570)		12,078,947

TOTAL BONDS & NOTES (Cost $372,607,761)		306,682,182

	Number of Shares	Value

OPTIONS — 0.0%

Bank of America Call, Expires 12/09/08, Strike 1.714 0.000% 12/09/08	2,285,000	0

TOTAL OPTIONS (Cost $12,463)		0

MUTUAL FUNDS — 12.1%

Oppenheimer Institutional Money Market Fund Class E (g)	22,154,142	22,154,142
Oppenheimer Master Loan Fund LLC (a) (g)	1,776,650	14,396,648

		36,550,790

TOTAL MUTUAL FUNDS (Cost $39,654,142)		36,550,790

TOTAL LONG-TERM INVESTMENTS (Cost $397,060,275)		329,487,236

TOTAL INVESTMENTS — 109.3% (Cost $397,060,275) (k)		329,487,236

Other Assets/(Liabilities) — (9.3)%		(27,973,355)

NET ASSETS — 100.0%		$301,513,881

Notes to Portfolio of Investments

AUD	- Australian Dollar
BRL	- Brazilian Real
CAD	- Canadian Dollar
CBO	- Collateralized Bond Obligation
CLN	- Credit Linked Note
COP	- Colombian Peso
DKK	- Danish Krone
EGP	- Egyptian Pound
EUR	- Euro
FRN	- Floating Rate Note
GBP	- British Pound
HUF	- Hungarian Forint
IDR	- Indonesian Rupiah
ILS	- Israeli Shekel
JPY	- Japanese Yen
MXN	- Mexican Peso
MYR	- Malaysian Ringgit
NGN	- Nigerian Naira
NOK	- Norwegian Krone
PEN	- Peruvian New Sol
PHP	- Philippine Peso
PLN	- Polish Zloty
RUB	- Russian Ruble
SEK	- Swedish Krona
STEP	- Step Up Bond
TBA	- To Be Announced
TRY	- New Turkish Lira
UAH	- Ukrainian Hryvnia
UYU	- Uruguayan Peso
VRN	- Variable Rate Note

(a)	Non-income producing security.

(b)

Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2008, these securities amounted to a value of $40,783,828 or 13.53% of net assets.

(c)	This security is valued in good faith under procedures established by the Board of Trustees.

(d)	The principal amount of the security is in foreign currency. The market value is in U.S. dollars.

(e)	Restricted security. (Note 2).

(f)	Security is currently in default.

(g)	Affiliated issuer. (Note 7).

(h)	Reg. S - Investments issued under Regulation S of the Securities Act of 1933, may not be offered, sold, or delivered within the United States except under special exemptions.

(i)	This security is held as collateral for open futures contracts. (Note 2).

(j)	A portion of this security is purchased on a forward commitment basis. (Note 2).

(k)	See Note 6 for aggregate cost for Federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier High Yield Fund – Portfolio of Investments

October 31, 2008

	Principal Amount	Value

BONDS & NOTES — 85.4%

CORPORATE DEBT — 85.4%

Aerospace & Defense — 4.2%
L-3 Communications Corp. 6.125% 7/15/13	$2,720,000	$2,352,800
TransDigm, Inc. 7.750% 7/15/14	2,745,000	2,196,000
Vought Aircraft Industries, Inc. 8.000% 7/15/11	2,360,000	1,770,000

		6,318,800

Auto Manufacturers — 0.5%
General Motors Corp. 7.125% 7/15/13	2,000,000	680,000

Automotive & Parts — 2.8%
The Goodyear Tire & Rubber Co. 9.000% 7/01/15	1,800,000	1,431,000
Tenneco, Inc. 8.125% 11/15/15	250,000	130,000
Titan International, Inc. 8.000% 1/15/12	1,885,000	1,677,650
United Components, Inc. 9.375% 6/15/13	1,510,000	936,200

		4,174,850

Building Materials — 1.1%
Interline Brands, Inc. 8.125% 6/15/14	2,205,000	1,697,850

Chemicals — 0.4%
Airgas, Inc. (a) 7.125% 10/01/18	760,000	627,000

Coal — 2.2%
Arch Western Finance LLC 6.750% 7/01/13	1,955,000	1,642,200
Peabody Energy Corp. 6.875% 3/15/13	1,950,000	1,711,125

		3,353,325

Commercial Services — 4.4%
Cenveo Corp. (a) 10.500% 8/15/16	2,260,000	1,909,700
Great Lakes Dredge & Dock Corp. 7.750% 12/15/13	1,970,000	1,418,400

	Principal Amount	Value

Iron Mountain, Inc. 8.750% 7/15/18	$2,650,000	$2,265,750
Ticketmaster (a) 10.750% 8/01/16	480,000	403,200
United Rentals North America, Inc. 7.750% 11/15/13	910,000	559,650

		6,556,700

Diversified Financial — 0.6%
Ford Motor Credit Co. LLC 7.375% 10/28/09	1,170,000	971,222

Electric — 6.9%
The AES Corp. 8.000% 10/15/17	2,115,000	1,628,550
Edison Mission Energy 7.750% 6/15/16	2,700,000	2,166,750
Intergen NV (a) 9.000% 6/30/17	2,200,000	1,760,000
NRG Energy, Inc. 7.375% 2/01/16	2,660,000	2,294,250
Texas Competitive Electric Holdings Co. LLC (a) 10.250% 11/01/15	3,235,000	2,466,687

		10,316,237

Entertainment — 2.6%
OED Corp./Diamond Jo LLC 8.750% 4/15/12	900,000	623,250
Seneca Gaming Corp. 7.250% 5/01/12	2,075,000	1,390,250
Tunica-Biloxi Gaming Authority (a) 9.000% 11/15/15	2,175,000	1,897,688

		3,911,188

Environmental Controls — 2.7%
Allied Waste North America, Inc. 7.250% 3/15/15	2,870,000	2,554,300
Waste Services, Inc. 9.500% 4/15/14	1,830,000	1,464,000

		4,018,300

Forest Products & Paper — 1.0%
Newark Group, Inc. 9.750% 3/15/14	2,725,000	790,250
Rock-Tenn Co. 8.200% 8/15/11	340,000	321,300

	Principal Amount	Value

Rock-Tenn Co. (a) 9.250% 3/15/16	$430,000	$378,400

		1,489,950

Health Care – Services — 2.5%
Community Health Systems, Inc. 8.875% 7/15/15	1,785,000	1,494,938
HCA, Inc. 9.250% 11/15/16	2,640,000	2,244,000

		3,738,938

Holding Company – Diversified — 1.2%
Kansas City Southern Railway 8.000% 6/01/15	1,860,000	1,529,850
Leucadia National Corp. 7.000% 8/15/13	355,000	312,400

		1,842,250

Home Furnishing — 0.7%
ALH Finance LLC/ALH Finance Corp. 8.500% 1/15/13	1,355,000	1,056,900

Iron & Steel — 1.5%
Steel Dynamics, Inc. 6.750% 4/01/15	1,875,000	1,228,125
Tube City IMS Corp. 9.750% 2/01/15	1,880,000	1,090,400

		2,318,525

Lodging — 2.1%
Boyd Gaming Corp. 7.125% 2/01/16	2,345,000	1,453,900
MGM Mirage 5.875% 2/27/14	2,870,000	1,700,475

		3,154,375

Machinery – Diversified — 1.7%
Douglas Dynamics LLC (a) 7.750% 1/15/12	1,950,000	1,521,000
Stewart & Stevenson LLC 10.000% 7/15/14	1,400,000	1,050,000

		2,571,000

Manufacturing — 3.5%
Bombardier, Inc. (a) 8.000% 11/15/14	1,615,000	1,380,825
Polypore, Inc. 8.750% 5/15/12	1,950,000	1,560,000

The accompanying notes are an integral part of the financial statements.

MassMutual Premier High Yield Fund – Portfolio of Investments (Continued)

	Principal Amount	Value

SPX Corp. (a) 7.625% 12/15/14	$1,800,000	$1,512,000
Trimas Corp. 9.875% 6/15/12	1,370,000	753,500

		5,206,325

Media — 8.9%
CSC Holdings, Inc. 7.625% 4/01/11	2,250,000	2,070,000
DirecTV Holdings LLC/DirecTV Financing Co. 8.375% 3/15/13	2,310,000	2,165,625
Echostar DBS Corp. 6.625% 10/01/14	1,660,000	1,332,150
Echostar DBS Corp. 7.750% 5/31/15	2,060,000	1,673,750
Mediacom Broadband LLC 8.500% 10/15/15	2,085,000	1,542,900
Quebecor Media, Inc. 7.750% 3/15/16	1,550,000	1,073,375
Shaw Communications, Inc. 8.250% 4/11/10	2,040,000	2,004,300
Videotron Ltd. (a) 9.125% 4/15/18	1,700,000	1,508,750

		13,370,850

Oil & Gas — 7.8%
Chesapeake Energy Corp. 7.500% 6/15/14	3,150,000	2,590,875
Mariner Energy, Inc. 8.000% 5/15/17	2,810,000	1,657,900
Petrohawk Energy Corp. 9.125% 7/15/13	2,100,000	1,617,000
Plains Exploration & Production Co. 7.625% 6/01/18	1,850,000	1,211,750
Pride International, Inc. 7.375% 7/15/14	2,110,000	1,730,200
Quicksilver Resources, Inc. 7.125% 4/01/16	2,450,000	1,568,000
Quicksilver Resources, Inc. 7.750% 8/01/15	470,000	326,650
Sandridge Energy, Inc. (a) 8.000% 6/01/18	345,000	229,425

	Principal Amount	Value

Southwestern Energy Co. (a) 7.500% 2/01/18	$850,000	$697,000

		11,628,800

Oil & Gas Services — 0.7%
Basic Energy Services, Inc. 7.125% 4/15/16	1,600,000	1,056,000

Packaging & Containers — 6.3%
Ball Corp. 6.875% 12/15/12	1,610,000	1,481,200
Berry Plastics Corp. FRN 9.503% 2/15/15	1,490,000	1,117,500
Crown Americas LLC/Crown Americas Capital Corp. 7.625% 11/15/13	2,155,000	1,896,400
Graham Packaging Co., Inc. 8.500% 10/15/12	1,025,000	748,250
Owens Brockway Glass Container, Inc. 8.250% 5/15/13	2,050,000	1,916,750
Packaging Dynamics Finance Corp. (a) 10.000% 5/01/16	3,100,000	1,705,000
Pregis Corp. 12.375% 10/15/13	1,000,000	600,000

		9,465,100

Pipelines — 6.8%
Atlas Pipeline Partners LP 8.125% 12/15/15	1,585,000	1,105,537
Dynegy Holdings, Inc. 8.375% 5/01/16	3,145,000	2,327,300
El Paso Corp. 7.375% 12/15/12	2,700,000	2,321,479
Kinder Morgan Finance Co. 5.700% 1/05/16	2,600,000	2,015,000
MarkWest Energy Partners LP/MarkWest Energy Finance Corp. Series B 6.875% 11/01/14	1,390,000	1,004,275
MarkWest Energy Partners LP/MarkWest Energy Finance Corp. 8.750% 4/15/18	700,000	504,000

	Principal Amount	Value

Pacific Energy Partners LP/Pacific Energy Finance Corp. 6.250% 9/15/15	$350,000	$267,981
Pacific Energy Partners LP/Pacific Energy Finance Corp. 7.125% 6/15/14	700,000	643,626

		10,189,198

Savings & Loans — 2.2%
Hawker Beechcraft Acquisition Co. LLC/Hawker Beechcraft Notes Co. 9.750% 4/01/17	2,850,000	1,596,000
Hughes Network Systems LLC/HNS Finance Corp. 9.500% 4/15/14	1,975,000	1,678,750

		3,274,750

Telecommunications — 9.0%
Cincinnati Bell, Inc. 8.375% 1/15/14	1,905,000	1,376,363
Intelsat Bermuda Ltd. 9.250% 6/15/16	2,730,000	2,197,650
Qwest Corp. 7.875% 9/01/11	2,735,000	2,372,612
Rogers Wireless, Inc. 8.000% 12/15/12	1,650,000	1,538,625
Sprint Capital Corp. 8.375% 3/15/12	1,840,000	1,481,200
Time Warner Telecom Holdings, Inc. 9.250% 2/15/14	3,115,000	2,523,150
Windstream Corp. 8.625% 8/01/16	2,750,000	2,076,250

		13,565,850

Transportation — 1.1%
Bristow Group, Inc. 7.500% 9/15/17	2,060,000	1,545,000

The accompanying notes are an integral part of the financial statements.

MassMutual Premier High Yield Fund – Portfolio of Investments (Continued)

	Principal Amount	Value

Quality Distribution LLC/QD Capital Corp. FRN 9.253% 1/15/12	$155,000	$78,275

		1,623,275

TOTAL CORPORATE DEBT (Cost $165,787,250)		128,177,558

TOTAL BONDS & NOTES (Cost $165,787,250)		128,177,558

TOTAL LONG-TERM INVESTMENTS (Cost $165,787,250)		128,177,558

SHORT-TERM INVESTMENTS — 11.7%

Commercial Paper — 11.7%
Duke Energy Corp. 5.500% 11/04/08	2,013,000	2,012,077
Fortune Brands, Inc. 5.500% 11/05/08	2,253,000	2,251,623
FPL Group Capital 3.700% 11/07/08	3,705,000	3,702,715
General Mills, Inc. 5.600% 11/04/08	474,000	473,779
ITT Corp. 6.100% 11/03/08	3,424,000	3,422,840
Starbucks Corp. 4.500% 11/06/08	3,500,000	3,497,813
Textron Financial 5.500% 11/10/08	2,247,000	2,243,910

TOTAL SHORT-TERM INVESTMENTS (Cost $17,604,757)		17,604,757

TOTAL INVESTMENTS — 97.1% (Cost $183,392,007) (b)		145,782,315

Other Assets/(Liabilities) — 2.9%		4,307,311

NET ASSETS — 100.0%		$150,089,626

Notes to Portfolio of Investments
FRN	- Floating Rate Note

(a)

Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2008, these securities amounted to a value of $17,996,675 or 11.99% of net assets.

(b)	See Note 6 for aggregate cost for Federal tax purposes.

The remainder of this page is intentionally left blank.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier International Bond Fund – Portfolio of Investments

October 31, 2008

	Principal Amount	Value

BONDS & NOTES — 95.3%

CORPORATE DEBT — 17.3%

Banks — 5.8%
Depfa ACS Bank JPY (a) 1.650% 12/20/16	$80,000,000	$593,554
KFW JPY (a) 2.050% 2/16/26	87,000,000	827,097

		1,420,651

Multi-National — 5.0%
European Investment Bank AUD (a) 6.000% 8/14/13	1,200,000	801,188
International Bank for Reconstruction & Development Class E GBP (a) 5.400% 6/07/21	255,000	417,613

		1,218,801

Regional (State & Province) — 1.8%
New South Wales Treasury Corp. AUD (a) 5.500% 3/01/17	660,000	426,307

Savings & Loans — 4.7%
LCR Finance PLC GBP (a) 4.750% 12/31/10	700,000	1,154,980

TOTAL CORPORATE DEBT (Cost $5,025,355)		4,220,739

SOVEREIGN DEBT OBLIGATIONS — 66.7%

Belgium Government Bond EUR (a) 4.000% 3/28/13	705,000	902,629
Bundesrepublik Deutschland EUR (a) 4.250% 7/04/14	460,000	607,942
French Republic EUR (a) 5.750% 10/25/32	625,000	896,433
Italian Republic EUR (a) 2.750% 6/15/10	910,000	1,139,987
Kingdom of Spain EUR (a) 3.800% 1/31/17	1,315,000	1,593,233

	Principal Amount	Value

Kingdom of the Netherlands EUR (a) 4.250% 7/15/13	$1,100,000	$1,434,623
Portuguese Republic EUR (a) 3.950% 7/15/09	1,195,000	1,525,701
Republic of Austria EUR (a) 4.650% 1/15/18	1,265,000	1,627,023
Republic of Finland EUR (a) 5.000% 4/25/09	1,150,000	1,472,578
Republic of Germany EUR (a) 4.750% 7/04/28	800,000	1,028,643
Republic of Ireland EUR (a) 4.600% 4/18/16	905,000	1,156,193
United Kingdom GBP (a) 0.010% 9/07/16	670,000	770,333
United Kingdom Treasury GBP (a) 4.750% 3/07/20	910,000	1,471,434
United Mexican States MXN (a) 8.000% 12/19/13	2,930,000	223,619
United Mexican States MXN (a) 10.000% 12/05/24	4,745,000	413,126

TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $19,468,009)		16,263,497

U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES — 11.3%

Pass-Through Securities — 11.3%
Canada Government CAD (a) (b) 4.550% 12/15/12	1,300,000	1,116,149

	Principal Amount	Value

Japan Government JPY (a) 2.300% 3/19/26	$160,000,000	$1,650,502

		2,766,651

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $2,940,004)		2,766,651

TOTAL BONDS & NOTES (Cost $27,433,368)		23,250,887

TOTAL LONG-TERM INVESTMENTS (Cost $27,433,368)		23,250,887

SHORT-TERM INVESTMENTS — 0.4%

Repurchase Agreement — 0.4%
State Street Bank & Trust Co. Repurchase Agreement, dated 10/31/08, 0.100%, due 11/03/08 (c)	102,886	102,886

TOTAL SHORT-TERM INVESTMENTS (Cost $102,886)		102,886

TOTAL INVESTMENTS — 95.7% (Cost $27,536,254) (d)		23,353,773

Other Assets/(Liabilities) — 4.3%		1,050,840

NET ASSETS — 100.0%		$24,404,613

Notes to Portfolio of Investments

AUD	- Australian Dollar
CAD	- Canadian Dollar
EUR	- Euro
GBP	- British Pound
JPY	- Japanese Yen
MXN	- Mexican Peso

(a)	The principal amount of the security is in foreign currency. The market value is in U.S. dollars.
(b)

Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2008, these securities amounted to a value of $2,271,129 or 9.31% of net assets.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier International Bond Fund – Portfolio of Investments (Continued)

(c)

Maturity value of $102,887. Collateralized by U.S. Government Agency obligations with a rate of 3.619%, maturity date of 7/25/36, and an aggregate market value, including accrued interest, of $105,865.

(d)	See Note 6 for aggregate cost for Federal tax purposes.

The remainder of this page is intentionally left blank.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments

October 31, 2008

	Number of Shares	Value

EQUITIES — 57.4%

COMMON STOCK — 57.4%

Advertising — 0.1%
Omnicom Group, Inc.	2,400	$70,896

Aerospace & Defense — 1.9%
Boeing Co.	900	47,043
General Dynamics Corp.	6,900	416,208
Goodrich Corp.	1,100	40,216
L-3 Communications Holdings, Inc.	3,100	251,627
Lockheed Martin Corp.	5,800	493,290
Northrop Grumman Corp.	7,600	356,364
Raytheon Co.	4,500	229,995
United Technologies Corp.	9,700	533,112

		2,367,855

Agriculture — 0.8%
Altria Group, Inc.	22,000	422,180
Lorillard, Inc.	800	52,688
Philip Morris International, Inc.	11,000	478,170
Reynolds American, Inc.	800	39,168

		992,206

Airlines — 0.1%
Southwest Airlines Co.	10,200	120,156

Apparel — 0.1%
Nike, Inc. Class B	1,900	109,497
VF Corp.	1,300	71,630

		181,127

Auto Manufacturers — 0.0%
General Motors Corp.	200	1,156

Automotive & Parts — 0.1%
Johnson Controls, Inc.	4,800	85,104

Banks — 3.8%
Bank of America Corp.	52,164	1,260,804
The Bank of New York Mellon Corp.	7,199	234,687
BB&T Corp.	11,200	401,520
Capital One Financial Corp.	5,342	208,979
Comerica, Inc.	1,200	33,108
Fifth Third Bancorp	2,200	23,870
Huntington Bancshares, Inc.	3,100	29,295

	Number of Shares	Value

KeyCorp	100	$1,223
M&T Bank Corp.	500	40,550
Marshall & Ilsley Corp.	2,900	52,287
National City Corp.	100	270
Northern Trust Corp.	2,000	112,620
PNC Financial Services Group, Inc.	2,200	146,674
Regions Financial Corp.	5,997	66,507
State Street Corp.	2,200	95,370
SunTrust Banks, Inc.	5,100	204,714
U.S. Bancorp	18,700	557,447
Wachovia Corp.	900	5,769
Wells Fargo & Co.	35,400	1,205,370
Zions Bancorp	600	22,866

		4,703,930

Beverages — 0.9%
Anheuser-Busch Cos., Inc.	6,600	409,398
Brown-Forman Corp. Class B	800	36,320
The Coca-Cola Co.	5,800	255,548
Coca-Cola Enterprises, Inc.	2,900	29,145
Constellation Brands, Inc. Class A (a)	2,000	25,080
Dr. Pepper Snapple Group, Inc. (a)	2,100	48,090
Molson Coors Brewing Co. Class B	800	29,888
The Pepsi Bottling Group, Inc.	2,200	50,864
PepsiCo, Inc.	4,200	239,442

		1,123,775

Biotechnology — 0.9%
Amgen, Inc. (a)	16,800	1,006,152
Biogen Idec, Inc. (a)	3,000	127,650
Millipore Corp. (a)	500	25,945

		1,159,747

Building Materials — 0.1%
Masco Corp.	17,500	177,625

Chemicals — 0.9%
Air Products & Chemicals, Inc.	1,800	104,634
Ashland, Inc.	6,800	153,612
CF Industries Holdings, Inc.	1,600	102,704
The Dow Chemical Co.	11,700	312,039
Eastman Chemical Co.	700	28,273

	Number of Shares	Value

Hercules, Inc.	1,400	$23,534
PPG Industries, Inc.	2,000	99,160
Rohm & Haas Co.	1,000	70,350
The Sherwin-Williams Co.	2,400	136,584
Sigma-Aldrich Corp.	1,400	61,404

		1,092,294

Coal — 0.0%
Massey Energy Co.	500	11,545
Peabody Energy Corp.	100	3,451

		14,996

Commercial Services — 1.0%
Apollo Group, Inc. Class A (a)	300	20,853
Automatic Data Processing, Inc.	4,100	143,295
Convergys Corp. (a)	33,300	256,077
Donnelley (R.R.) & Sons Co.	1,600	26,512
Equifax, Inc.	5,200	135,616
Mastercard, Inc. Class A	800	118,256
McKesson Corp.	4,600	169,234
Moody’s Corp.	200	5,120
Paychex, Inc.	1,400	39,956
Robert Half International, Inc.	1,900	35,853
Western Union Co.	17,700	270,102

		1,220,874

Computers — 3.2%
Affiliated Computer Services, Inc. Class A (a)	4,100	168,100
Apple, Inc. (a)	3,800	408,842
Computer Sciences Corp. (a)	1,200	36,192
Dell, Inc. (a)	17,900	217,485
EMC Corp. (a)	1,700	20,026
Hewlett-Packard Co.	33,400	1,278,552
International Business Machines Corp.	16,400	1,524,708
Lexmark International, Inc. Class A (a)	7,700	198,891
NetApp, Inc. (a)	3,500	47,355
Sun Microsystems, Inc. (a)	50	230
Teradata Corp. (a)	4,400	67,716

		3,968,097

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Number of Shares	Value

Cosmetics & Personal Care — 1.6%
Avon Products, Inc.	3,600	$89,388
The Estee Lauder Cos., Inc. Class A	1,400	50,456
The Procter & Gamble Co.	28,418	1,834,098

		1,973,942

Distribution & Wholesale — 0.0%
Genuine Parts Co.	800	31,480

Diversified Financial — 2.4%
American Express Co.	8,000	220,000
Ameriprise Financial, Inc.	6,540	141,264
The Charles Schwab Corp.	4,800	91,776
CIT Group, Inc.	1,800	7,452
Citigroup, Inc.	39,200	535,080
Discover Financial Services	5,350	65,537
Franklin Resources, Inc.	100	6,800
The Goldman Sachs Group, Inc.	2,800	259,000
IntercontinentalExchange, Inc. (a)	100	8,556
Invesco Ltd.	3,200	47,712
JP Morgan Chase & Co.	29,495	1,216,669
Merrill Lynch & Co., Inc.	1,600	29,744
Morgan Stanley	16,100	281,267
NYSE Euronext	100	3,018

		2,913,875

Electric — 1.6%
Ameren Corp.	1,700	55,165
American Electric Power Co., Inc.	2,900	94,627
CenterPoint Energy, Inc.	6,200	71,424
Consolidated Edison, Inc.	2,400	103,968
Constellation Energy Group, Inc.	2,200	53,262
Dominion Resources, Inc.	5,600	203,168
DTE Energy Co.	3,300	116,490
Duke Energy Corp.	13,964	228,730
Edison International	3,400	121,006
FirstEnergy Corp.	1,500	78,240
Integrys Energy Group, Inc.	800	38,136
Pepco Holdings, Inc.	1,700	35,105
PG&E Corp.	2,100	77,007
Pinnacle West Capital Corp.	2,400	75,960
Progress Energy, Inc.	2,300	90,551
Southern Co.	9,300	319,362

	Number of Shares	Value

TECO Energy, Inc.	4,700	$54,238
Wisconsin Energy Corp.	900	39,150
Xcel Energy, Inc.	4,100	71,422

		1,927,011

Electrical Components & Equipment — 0.2%
Emerson Electric Co.	8,600	281,478
Molex, Inc.	1,100	15,851

		297,329

Electronics — 0.6%
Agilent Technologies, Inc. (a)	2,800	62,132
Amphenol Corp. Class A	1,400	40,110
Applera Corp. Applied Biosystems Group	5,500	169,565
Jabil Circuit, Inc.	3,000	25,230
PerkinElmer, Inc.	4,600	82,524
Thermo Fisher Scientific, Inc. (a)	7,400	300,440
Tyco Electronics Ltd.	2,300	44,712

		724,713

Engineering & Construction — 0.2%
Fluor Corp.	5,800	231,594

Environmental Controls — 0.5%
Allied Waste Industries, Inc. (a)	10,900	113,578
Waste Management, Inc.	15,600	487,188

		600,766

Foods — 1.3%
Campbell Soup Co.	1,800	68,310
ConAgra Foods, Inc.	3,800	66,196
Dean Foods Co. (a)	1,700	37,162
General Mills, Inc.	3,400	230,316
Heinz (H.J.) Co.	2,700	118,314
The Hershey Co.	1,900	70,756
Kellogg Co.	2,100	105,882
Kraft Foods, Inc. Class A	12,900	375,906
The Kroger Co.	5,600	153,776
McCormick & Co., Inc.	1,200	40,392
Safeway, Inc.	4,000	85,080
Sara Lee Corp.	7,000	78,260
Sysco Corp.	4,900	128,380

		1,558,730

Forest Products & Paper — 0.3%
International Paper Co.	11,200	192,864
MeadWestvaco Corp.	9,400	131,882
Plum Creek Timber Co., Inc.	800	29,824

	Number of Shares	Value

Weyerhaeuser Co.	100	$3,822

		358,392

Gas — 0.2%
Nicor, Inc.	500	23,105
NiSource, Inc.	2,500	32,400
Sempra Energy	5,000	212,950

		268,455

Hand & Machine Tools — 0.1%
The Black & Decker Corp.	700	35,434
Snap-on, Inc.	700	25,865
The Stanley Works	800	26,192

		87,491

Health Care – Products — 2.5%
Bard (C.R.), Inc.	800	70,600
Baxter International, Inc.	3,200	193,568
Becton, Dickinson & Co.	2,000	138,800
Boston Scientific Corp. (a)	11,400	102,942
Covidien Ltd.	5,300	234,737
Johnson & Johnson	26,000	1,594,840
Medtronic, Inc.	11,800	475,894
St. Jude Medical, Inc. (a)	2,800	106,484
Varian Medical Systems, Inc. (a)	1,300	59,163
Zimmer Holdings, Inc. (a)	1,800	83,574

		3,060,602

Health Care – Services — 0.7%
Aetna, Inc.	5,100	126,837
Cigna Corp.	8,900	145,070
Coventry Health Care, Inc. (a)	950	12,531
Humana, Inc. (a)	1,100	32,549
Laboratory Corp. of America Holdings (a)	500	30,745
Quest Diagnostics, Inc.	2,500	117,000
UnitedHealth Group, Inc.	9,900	234,927
WellPoint, Inc. (a)	5,300	206,011

		905,670

Holding Company – Diversified — 0.0%
Leucadia National Corp.	800	21,472

Home Builders — 0.3%
Centex Corp.	7,800	95,550
D.R. Horton, Inc.	11,700	86,346
KB Home	3,500	58,415
Lennar Corp. Class A	13,100	101,394

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Number of Shares	Value

Pulte Homes, Inc.	7,700	$85,778

		427,483

Home Furnishing — 0.1%
Harman International Industries, Inc.	2,000	36,740
Whirlpool Corp.	800	37,320

		74,060

Household Products — 0.2%
Avery Dennison Corp.	800	28,016
The Clorox Co.	1,000	60,810
Fortune Brands, Inc.	500	19,070
Kimberly-Clark Corp.	2,100	128,709

		236,605

Insurance — 2.1%
AFLAC, Inc.	4,500	199,260
Allstate Corp.	4,600	121,394
American International Group, Inc.	400	764
Aon Corp.	2,400	101,520
Assurant, Inc.	2,100	53,508
Chubb Corp.	7,100	367,922
Cincinnati Financial Corp.	2,614	67,938
Genworth Financial, Inc. Class A	3,100	15,004
The Hartford Financial Services Group, Inc.	2,100	21,672
Lincoln National Corp.	4,206	72,511
Loews Corp.	3,100	102,951
Marsh & McLennan Cos., Inc.	7,900	231,628
MBIA, Inc.	2,700	26,541
Metlife, Inc. (a)	6,000	199,320
Principal Financial Group, Inc.	2,100	39,879
The Progressive Corp.	11,700	166,959
Prudential Financial, Inc.	6,700	201,000
Torchmark Corp.	1,000	41,770
The Travelers Cos., Inc.	9,022	383,886
Unum Group	9,600	151,200
XL Capital Ltd. Class A	2,200	21,340

		2,587,967

Internet — 0.6%
eBay, Inc. (a)	5,000	76,350
Expedia, Inc. (a)	1,900	18,069
Google, Inc. Class A (a)	1,000	359,360
Symantec Corp. (a)	19,600	246,568
VeriSign, Inc. (a)	100	2,120

		702,467

	Number of Shares	Value

Investment Companies — 0.0%
American Capital Strategies Ltd.	1,800	$25,290

Iron & Steel — 0.3%
AK Steel Holding Corp.	2,000	27,840
Allegheny Technologies, Inc.	100	2,654
Nucor Corp.	2,800	113,428
United States Steel Corp.	5,500	202,840

		346,762

Lodging — 0.0%
Marriott International, Inc. Class A	200	4,174
Starwood Hotels & Resorts Worldwide, Inc.	1,500	33,810

		37,984

Machinery – Construction & Mining — 0.2%
Caterpillar, Inc.	6,800	259,556

Machinery – Diversified — 0.1%
Cummins, Inc.	2,200	56,870
Deere & Co.	100	3,856
Flowserve Corp.	400	22,768

		83,494

Manufacturing — 2.3%
3M Co.	5,700	366,510
Cooper Industries Ltd. Class A	1,900	58,805
Danaher Corp.	2,100	124,404
Dover Corp.	5,300	168,381
Eastman Kodak Co.	2,200	20,196
Eaton Corp.	900	40,140
General Electric Co.	65,600	1,279,856
Honeywell International, Inc.	8,500	258,825
Illinois Tool Works, Inc.	4,400	146,916
ITT Corp.	2,100	93,450
Leggett & Platt, Inc.	4,000	69,440
Parker Hannifin Corp.	1,950	75,602
Textron, Inc.	100	1,770
Tyco International Ltd.	5,447	137,700

		2,841,995

Media — 2.0%
CBS Corp. Class B	100	971
Comcast Corp. Class A	41,500	654,040
The DIRECTV Group, Inc. (a)	6,400	140,096
Gannett Co., Inc.	100	1,100

	Number of Shares	Value

The McGraw-Hill Cos., Inc.	1,900	$50,996
Meredith Corp.	400	7,748
News Corp. Class A	17,700	188,328
Time Warner, Inc.	79,700	804,173
Viacom, Inc. Class B (a)	7,100	143,562
The Walt Disney Co.	16,900	437,710

		2,428,724

Metal Fabricate & Hardware — 0.0%
Precision Castparts Corp.	100	6,481

Mining — 0.1%
Freeport-McMoRan Copper & Gold, Inc.	4,006	116,575
Vulcan Materials Co.	600	32,568

		149,143

Office Equipment/Supplies — 0.3%
Pitney Bowes, Inc.	6,100	151,158
Xerox Corp.	22,300	178,846

		330,004

Oil & Gas — 7.0%
Apache Corp.	3,500	288,155
Chesapeake Energy Corp.	3,000	65,910
Chevron Corp.	17,685	1,319,301
ConocoPhillips	21,974	1,143,087
Devon Energy Corp.	3,900	315,354
ENSCO International, Inc.	8,200	311,682
Exxon Mobil Corp.	45,400	3,365,048
Hess Corp.	3,900	234,819
Marathon Oil Corp.	5,600	162,960
Murphy Oil Corp.	1,400	70,896
Nabors Industries Ltd. (a)	8,400	120,792
Noble Corp.	4,700	151,387
Noble Energy, Inc.	100	5,182
Occidental Petroleum Corp.	15,800	877,532
Pioneer Natural Resources Co.	800	22,264
Questar Corp.	1,100	37,906
Southwestern Energy Co. (a)	100	3,562
Sunoco, Inc.	800	24,400
Valero Energy Corp.	5,100	104,958
XTO Energy, Inc.	100	3,595

		8,628,790

Oil & Gas Services — 0.1%
BJ Services Co.	5,600	71,960
Halliburton Co.	200	3,958

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Number of Shares	Value

National Oilwell Varco, Inc. (a)	1,500	$44,835
Schlumberger Ltd.	400	20,660

		141,413

Packaging & Containers — 0.1%
Bemis Co., Inc.	1,000	24,840
Pactiv Corp. (a)	1,600	37,696
Sealed Air Corp.	6,300	106,596

		169,132

Pharmaceuticals — 3.2%
Abbott Laboratories	12,900	711,435
AmerisourceBergen Corp.	1,300	40,651
Barr Pharmaceuticals, Inc. (a)	900	57,834
Cardinal Health, Inc.	3,000	114,600
Eli Lilly & Co.	9,600	324,672
Express Scripts, Inc. (a)	3,900	236,379
Forest Laboratories, Inc. (a)	5,400	125,442
Hospira, Inc. (a)	1,800	50,076
King Pharmaceuticals, Inc. (a)	3,300	29,007
Medco Health Solutions, Inc. (a)	2,100	79,695
Merck & Co., Inc.	12,900	399,255
Pfizer, Inc.	63,700	1,128,127
Watson Pharmaceuticals, Inc. (a)	7,000	183,190
Wyeth	13,000	418,340

		3,898,703

Pipelines — 0.1%
Spectra Energy Corp.	4,800	92,784

Real Estate Investment Trusts (REITS) — 0.6%
Apartment Investment & Management Co. Class A	6,700	98,021
AvalonBay Communities, Inc.	600	42,612
Boston Properties, Inc.	500	35,440
Developers Diversified Realty Corp.	900	11,853
Equity Residential	5,300	185,129
HCP, Inc.	1,800	53,874
Host Hotels & Resorts, Inc.	4,500	46,530
Kimco Realty Corp.	1,500	33,870
Prologis	3,400	47,600
Public Storage	700	57,050

	Number of Shares	Value

Simon Property Group, Inc.	900	$60,327
Vornado Realty Trust	1,100	77,605

		749,911

Retail — 3.5%
Abercrombie & Fitch Co. Class A	800	23,168
AutoNation, Inc. (a)	17,600	120,912
AutoZone, Inc. (a)	500	63,645
Best Buy Co., Inc.	1,700	45,577
Big Lots, Inc. (a)	9,700	236,971
Coach, Inc. (a)	2,000	41,200
Darden Restaurants, Inc.	100	2,217
Family Dollar Stores, Inc.	1,700	45,747
The Gap, Inc.	13,200	170,808
The Home Depot, Inc.	17,400	410,466
Jones Apparel Group, Inc.	22,600	251,086
Limited Brands, Inc.	5,600	67,088
Lowe’s Cos., Inc.	12,400	269,080
Macy’s, Inc.	3,800	46,702
McDonald’s Corp.	10,500	608,265
Polo Ralph Lauren Corp.	4,300	202,831
RadioShack Corp.	18,300	231,678
Sears Holdings Corp. (a)	100	5,774
The TJX Cos., Inc.	10,100	270,276
Wal-Mart Stores, Inc.	21,200	1,183,172

		4,296,663

Savings & Loans — 0.1%
Hudson City Bancorp, Inc.	4,600	86,526
Sovereign Bancorp, Inc. (a)	4,400	12,760

		99,286

Semiconductors — 1.8%
Advanced Micro Devices, Inc. (a)	800	2,800
Altera Corp.	5,300	91,955
Analog Devices, Inc.	2,300	49,128
Applied Materials, Inc.	12,500	161,375
Broadcom Corp. Class A (a)	3,300	56,364
Intel Corp.	54,000	864,000
KLA-Tencor Corp.	1,300	30,225
Linear Technology Corp.	1,800	40,824
LSI Corp. (a)	7,700	29,645
MEMC Electronic Materials, Inc. (a)	1,700	31,246
Micron Technology, Inc. (a)	400	1,884

	Number of Shares	Value

National Semiconductor Corp.	2,500	$32,925
Novellus Systems, Inc. (a)	16,100	254,380
QLogic Corp. (a)	17,800	213,956
Texas Instruments, Inc.	10,000	195,600
Xilinx, Inc.	7,900	145,518

		2,201,825

Software — 2.0%
Adobe Systems, Inc. (a)	5,400	143,856
Autodesk, Inc. (a)	1,900	40,489
BMC Software, Inc. (a)	2,000	51,640
CA, Inc.	2,662	47,384
Compuware Corp. (a)	33,400	213,092
Fidelity National Information Services, Inc.	1,400	21,126
Fiserv, Inc. (a)	2,700	90,072
IMS Health, Inc.	2,000	28,680
Intuit, Inc. (a)	2,400	60,144
Microsoft Corp.	46,300	1,033,879
Oracle Corp. (a)	35,900	656,611
Salesforce.com, Inc. (a)	800	24,768

		2,411,741

Telecommunications — 2.6%
AT&T, Inc.	34,827	932,319
CenturyTel, Inc.	9,300	233,523
Cisco Systems, Inc. (a)	51,200	909,824
Embarq Corp.	2,796	83,880
Frontier Communications Corp.	30,800	234,388
Harris Corp.	1,000	35,950
Juniper Networks, Inc. (a)	1,500	28,110
Motorola, Inc.	12,900	69,273
Qualcomm, Inc.	1,800	68,868
Qwest Communications International, Inc.	5,700	16,302
Sprint Nextel Corp.	35,400	110,802
Verizon Communications, Inc.	8,168	242,344
Windstream Corp.	31,700	238,067

		3,203,650

Textiles — 0.0%
Cintas Corp.	1,100	26,070

Toys, Games & Hobbies — 0.1%
Hasbro, Inc.	2,400	69,768

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Number of Shares	Value

Transportation — 1.5%
Burlington Northern Santa Fe Corp.	6,300	$561,078
CSX Corp.	5,600	256,032
FedEx Corp.	100	6,537
Norfolk Southern Corp.	8,400	503,496
Ryder System, Inc.	4,400	174,328
Union Pacific Corp.	4,300	287,111

		1,788,582

TOTAL COMMON STOCK (Cost $89,915,654)		70,557,693

TOTAL EQUITIES (Cost $89,915,654)		70,557,693

MUTUAL FUNDS — 0.9%

Diversified Financial — 0.9%
SPDR Trust, Series 1	11,350	1,099,020

TOTAL MUTUAL FUNDS (Cost $1,564,027)		1,099,020

RIGHTS — 0.0%

Computers — 0.0%
Seagate Technology (a) (b)	5,100	—

TOTAL RIGHTS (Cost $0)		0

	Principal Amount

BONDS & NOTES — 38.0%

CORPORATE DEBT — 13.0%

Agriculture — 0.1%
Cargill, Inc. (c) 5.200% 1/22/13	$150,000	136,351

Airlines — 0.0%
US Airways, Inc. Class B (b) (d) 1.000% 4/15/49	434,841	4

Apparel — 0.1%
Kellwood Co. 7.875% 7/15/09	50,000	43,000
VF Corp. 6.450% 11/01/37	80,000	63,783

		106,783

Banks — 0.9%
Bank of America Corp. 4.250% 10/01/10	225,000	218,390

	Principal Amount	Value

Bank of America Corp. Series L 5.650% 5/01/18	$240,000	$206,288
HSBC Finance Corp. 6.375% 10/15/11	125,000	115,272
HSBC Holdings PLC 6.500% 9/15/37	80,000	63,080
Wachovia Bank NA 6.600% 1/15/38	165,000	130,462
Wachovia Corp. 5.300% 10/15/11	165,000	155,748
Wachovia Corp. 5.750% 6/15/17	65,000	55,980
Wells Fargo & Co. 4.375% 1/31/13	150,000	138,488

		1,083,708

Beverages — 0.3%
Anheuser-Busch Cos., Inc. 5.050% 10/15/16	75,000	58,390
Anheuser-Busch Cos., Inc. 6.500% 2/01/43	30,000	19,707
The Coca-Cola Co. 5.350% 11/15/17	60,000	54,464
Diageo Finance BV 3.875% 4/01/11	35,000	33,774
Foster’s Finance Corp. (c) 6.875% 6/15/11	225,000	231,727

		398,062

Building Materials — 0.2%
American Standard, Inc. 7.625% 2/15/10	200,000	201,714
CRH America, Inc. 8.125% 7/15/18	90,000	73,953

		275,667

Chemicals — 0.6%
Cytec Industries, Inc. 5.500% 10/01/10	90,000	86,009
Ecolab, Inc. 4.875% 2/15/15	150,000	118,561
EI Du Pont de Nemours & Co. 6.000% 7/15/18	80,000	73,219
Lubrizol Corp. 4.625% 10/01/09	130,000	125,234
Lubrizol Corp. 5.875% 12/01/08	90,000	90,114
Praxair, Inc. 5.250% 11/15/14	135,000	125,986

	Principal Amount	Value

Sensient Technologies 6.500% 4/01/09	$125,000	$124,062

		743,185

Commercial Services — 0.2%
Deluxe Corp. 7.375% 6/01/15	20,000	15,000
Donnelley (R.R.) & Sons Co. 4.950% 5/15/10	100,000	91,040
Equifax, Inc. 7.000% 7/01/37	60,000	38,077
ERAC USA Finance Co. (c) 6.700% 6/01/34	85,000	47,515
ERAC USA Finance Co. (c) 7.000% 10/15/37	175,000	102,395

		294,027

Computers — 0.1%
Electronic Data Systems Corp. Series B 6.500% 8/01/13	90,000	84,959

Diversified Financial — 2.0%
American Express Co. 6.150% 8/28/17	50,000	35,779
American Express Credit Corp. 7.300% 8/20/13	140,000	123,573
American General Finance Corp. 6.500% 9/15/17	50,000	17,627
American General Finance Corp. 6.900% 12/15/17	45,000	16,286
American Honda Finance Corp. (c) 3.850% 11/06/08	175,000	175,002
The Bear Stearns Cos., Inc. 7.250% 2/01/18	125,000	117,676
BlackRock, Inc. 6.250% 9/15/17	45,000	39,312
Boeing Capital Corp. Ltd. 6.500% 2/15/12	50,000	49,344
CIT Group, Inc. 5.125% 9/30/14	120,000	60,261
CIT Group, Inc. 7.625% 11/30/12	200,000	116,952
Citigroup, Inc. 5.500% 2/15/17	115,000	86,381

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Principal Amount	Value

Citigroup, Inc. 5.875% 5/29/37	$65,000	$47,536
Citigroup, Inc. 6.500% 8/19/13	90,000	85,316
Eaton Vance Corp. 6.500% 10/02/17	130,000	126,206
Emerald Investment Grade CBO Ltd. (Acquired 4/23/99, Cost $145,169) FRN (c) (e) 3.319% 5/24/11	145,259	144,533
General Electric Capital Corp. 5.375% 10/20/16	100,000	82,386
The Goldman Sachs Group, Inc. 5.625% 1/15/17	130,000	95,261
The Goldman Sachs Group, Inc. 6.125% 2/15/33	65,000	48,133
The Goldman Sachs Group, Inc. 6.750% 10/01/37	195,000	127,003
HSBC Finance Corp. 4.125% 12/15/08	250,000	248,450
HSBC Finance Corp. 5.900% 6/19/12	35,000	31,833
Lazard Group LLC 6.850% 6/15/17	75,000	53,865
Lazard Group LLC 7.125% 5/15/15	95,000	74,724
Lehman Brothers Holdings, Inc. (d) 6.200% 9/26/14	55,000	7,150
Lehman Brothers Holdings, Inc. (d) 6.875% 7/17/37	110,000	138
Lehman Brothers Holdings, Inc. (d) 7.000% 9/27/27	25,000	3,250
Merrill Lynch & Co., Inc. 5.450% 2/05/13	200,000	180,271
Morgan Stanley 5.450% 1/09/17	60,000	47,949
SLM Corp. 5.000% 10/01/13	65,000	39,487
Textron Financial Corp. 5.125% 11/01/10	125,000	115,359

		2,397,043

	Principal Amount	Value

Electric — 1.5%
Allegheny Energy Supply (c) 8.250% 4/15/12	$75,000	$68,625
Carolina Power & Light Co. 5.950% 3/01/09	20,000	19,945
Consumers Energy Co. 4.400% 8/15/09	55,000	53,929
Entergy Gulf States, Inc. 5.250% 8/01/15	275,000	219,182
Kansas Gas & Electric Co. 5.647% 3/29/21	79,549	65,882
MidAmerican Funding LLC 6.750% 3/01/11	45,000	48,384
Mirant Mid-Atlantic LLC Series 2001, Class A 8.625% 6/30/12	90,592	85,157
Monongahela Power 6.700% 6/15/14	110,000	100,230
Nevada Power Co. Series L 5.875% 1/15/15	120,000	103,838
Nevada Power Co. Series N 6.650% 4/01/36	20,000	14,915
Oncor Electric Delivery Co. (c) 6.800% 9/01/18	165,000	139,408
Oncor Electric Delivery Co. (c) 7.500% 9/01/38	55,000	43,009
Pennsylvania Electric Co. Class B 6.125% 4/01/09	175,000	174,539
PPL Energy Supply LLC 6.300% 7/15/13	70,000	64,209
Tenaska Oklahoma (c) 6.528% 12/30/14	113,502	114,309
TransAlta Corp. 5.750% 12/15/13	250,000	231,503
Tri-State Generation & Transmission Association Series 2003, Class A (c) 6.040% 1/31/18	99,590	97,662

	Principal Amount	Value

Tri-State Generation & Transmission Association Series 2003, Class B (c) 7.144% 7/31/33	$135,000	$111,781
Wisconsin Public Service Corp. 5.650% 11/01/17	50,000	45,918

		1,802,425

Electrical Components & Equipment — 0.1%
Anixter International, Inc. 5.950% 3/01/15	130,000	94,250

Electronics — 0.0%
Thomas & Betts Corp. Series B 6.390% 2/10/09	55,000	55,016

Environmental Controls — 0.1%
Allied Waste North America, Inc. Series B 5.750% 2/15/11	110,000	101,200

Foods — 0.1%
Sara Lee Corp. 3.875% 6/15/13	35,000	27,953
Smithfield Foods, Inc. 7.000% 8/01/11	155,000	108,500

		136,453

Forest Products & Paper — 0.1%
Rock-Tenn Co. 5.625% 3/15/13	25,000	20,875
Rock-Tenn Co. 8.200% 8/15/11	55,000	51,975
Rock-Tenn Co. (c) 9.250% 3/15/16	20,000	17,600

		90,450

Gas — 0.1%
Piedmont Natural Gas Co. Series E 6.000% 12/19/33	100,000	77,240
Southwest Gas Corp. 8.375% 2/15/11	50,000	50,128

		127,368

Health Care – Products — 0.0%
Covidien International Finance SA 6.550% 10/15/37	60,000	47,431

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Principal Amount	Value

Holding Company – Diversified — 0.3%
Leucadia National Corp. 7.750% 8/15/13	$350,000	$325,500

Home Builders — 0.1%
Centex Corp. 7.875% 2/01/11	65,000	54,275
D.R. Horton, Inc. 4.875% 1/15/10	25,000	21,437
Lennar Corp. Series B 5.125% 10/01/10	15,000	11,400

		87,112

Household Products — 0.1%
Kimberly-Clark Corp. 6.125% 8/01/17	125,000	116,532

Housewares — 0.1%
Newell Rubbermaid, Inc. 4.000% 5/01/10	100,000	95,000
Toro Co. 7.800% 6/15/27	40,000	37,898

		132,898

Insurance — 0.1%
Lincoln National Corp. 6.300% 10/09/37	50,000	32,660
MetLife, Inc. Series A 6.817% 8/15/18	75,000	64,574

		97,234

Investment Companies — 0.0%
Xstrata Finance Canada (c) 5.800% 11/15/16	45,000	34,438

Iron & Steel — 0.0%
Reliance Steel & Aluminum Co. 6.200% 11/15/16	55,000	50,034

Leisure Time — 0.1%
Brunswick Corp. 9.750% 8/15/13	80,000	65,246

Lodging — 0.4%
Marriott International, Inc. 6.200% 6/15/16	180,000	125,490
MGM Mirage 6.000% 10/01/09	60,000	53,400
MGM Mirage 6.750% 9/01/12	200,000	128,000
Starwood Hotels & Resorts Worldwide, Inc. 6.250% 2/15/13	35,000	25,750

	Principal Amount	Value

Starwood Hotels & Resorts Worldwide, Inc. 7.875% 5/01/12	$105,000	$91,602

		424,242

Machinery – Diversified — 0.2%
Briggs & Stratton Corp. 8.875% 3/15/11	140,000	132,300
Roper Industries, Inc. 6.625% 8/15/13	85,000	87,627

		219,927

Manufacturing — 0.4%
Bombardier, Inc. (c) 6.750% 5/01/12	65,000	55,575
Cooper US, Inc. 6.100% 7/01/17	90,000	77,038
Ingersoll-Rand Global Holding Co. Ltd. 6.875% 8/15/18	140,000	121,059
Pentair, Inc. 7.850% 10/15/09	175,000	175,851
Tyco Electronics Group SA 6.000% 10/01/12	45,000	42,345
Tyco Electronics Group SA 6.550% 10/01/17	40,000	33,298
Tyco Electronics Group SA 7.125% 10/01/37	50,000	36,271

		541,437

Media — 1.3%
Belo Corp. 8.000% 11/01/08	100,000	99,987
CBS Corp. 6.625% 5/15/11	120,000	106,813
CBS Corp. 7.875% 7/30/30	40,000	28,780
Cox Communications, Inc. 4.625% 1/15/10	495,000	474,488
Cox Communications, Inc. 6.750% 3/15/11	200,000	194,489
HSN (c) 11.250% 8/01/16	125,000	103,750
Rogers Cable, Inc. 5.500% 3/15/14	60,000	51,666
Rogers Communications, Inc. 7.500% 8/15/38	20,000	16,804

	Principal Amount	Value

Scholastic Corp. 5.000% 4/15/13	$70,000	$53,200
Shaw Communications, Inc. 8.250% 4/11/10	190,000	186,675
Thomson Corp. 5.700% 10/01/14	190,000	165,812
Time Warner, Inc. 5.875% 11/15/16	125,000	100,042
Viacom, Inc. 6.250% 4/30/16	40,000	32,255

		1,614,761

Metal Fabricate & Hardware — 0.1%
Timken Co. 5.750% 2/15/10	135,000	132,266

Mining — 0.3%
Codelco, Inc. (c) 6.150% 10/24/36	65,000	46,943
Vale Overseas Ltd. 6.250% 1/23/17	65,000	52,698
Vale Overseas Ltd. 6.875% 11/21/36	60,000	43,109
Vulcan Materials Co. 6.000% 4/01/09	250,000	251,791

		394,541

Office Equipment/Supplies — 0.0%
Xerox Corp. 5.500% 5/15/12	50,000	38,860

Oil & Gas — 0.3%
Mobil Corp. 8.625% 8/15/21	145,000	171,924
OAO Gazprom (c) 9.625% 3/01/13	75,000	63,000
Pemex Project Funding Master Trust (Acquired 5/28/08, Cost $124,624) (c) (e) 6.625% 6/15/38	125,000	93,125
The Premcor Refining Group, Inc. 6.750% 5/01/14	60,000	53,827
Tesoro Corp. 6.500% 6/01/17	50,000	33,500

		415,376

Oil & Gas Services — 0.0%
Hornbeck Offshore Services, Inc. Series B 6.125% 12/01/14	45,000	33,075

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Principal Amount	Value

Packaging & Containers — 0.1%
Packaging Corp. of America 5.750% 8/01/13	$50,000	$43,398
Pactiv Corp. 5.875% 7/15/12	50,000	44,832
Pactiv Corp. 6.400% 1/15/18	45,000	33,781
Sealed Air Corp. (c) 6.875% 7/15/33	40,000	31,460

		153,471

Pharmaceuticals — 0.1%
Abbott Laboratories 5.600% 11/30/17	180,000	165,774

Pipelines — 0.8%
Boardwalk Pipelines LLC 5.500% 2/01/17	40,000	30,648
Colonial Pipeline Co. (c) 7.630% 4/15/32	200,000	167,395
Consolidated Natural Gas Co. Series C 6.250% 11/01/11	65,000	62,080
Enterprise Products Operating LP 7.500% 2/01/11	35,000	34,596
Gulf South Pipeline Co. LP (c) 5.050% 2/01/15	40,000	33,019
Kern River Funding Corp. (c) 4.893% 4/30/18	149,200	125,996
Kinder Morgan Energy Partners LP 6.000% 2/01/17	25,000	19,975
Kinder Morgan Energy Partners LP 6.500% 2/01/37	25,000	17,351
Kinder Morgan Energy Partners LP 6.950% 1/15/38	95,000	69,674
Pacific Energy Partners LP/Pacific Energy Finance Corp. 6.250% 9/15/15	30,000	22,970
Pacific Energy Partners LP/Pacific Energy Finance Corp. 7.125% 6/15/14	100,000	91,946
Rockies Express Pipeline LLC (c) 6.250% 7/15/13	75,000	71,990

	Principal Amount	Value

Rockies Express Pipeline LLC (c) 6.850% 7/15/18	$45,000	$38,224
Southern Natural Gas Co. (c) 5.900% 4/01/17	55,000	42,418
Trans-Canada Pipelines Ltd. 6.200% 10/15/37	85,000	58,042
Transcontinental Gas Pipe Line Corp. 8.875% 7/15/12	75,000	72,788

		959,112

Real Estate Investment Trusts (REITS) — 0.4%
Brandywine Operating Partnership LP 5.625% 12/15/10	70,000	60,883
iStar Financial, Inc. Series B 4.875% 1/15/09	45,000	37,350
iStar Financial, Inc. Series B 5.700% 3/01/14	80,000	30,400
Prologis 5.250% 11/15/10	145,000	94,575
Senior Housing Properties Trust 8.625% 1/15/12	25,000	23,750
Weingarten Realty Investors, Series A 7.500% 12/19/10	210,000	223,975

		470,933

Retail — 0.1%
J.C. Penney Corp., Inc. 7.950% 4/01/17	30,000	24,872
Lowe’s Cos., Inc. 5.600% 9/15/12	55,000	54,441
McDonald’s Corp. 6.300% 10/15/37	25,000	21,923
Yum! Brands, Inc. 6.875% 11/15/37	90,000	58,504

		159,740

Savings & Loans — 0.1%
Glencore Funding LLC (c) 6.000% 4/15/14	150,000	141,810
Washington Mutual Bank 5.650% 8/15/14	180,000	900

		142,710

	Principal Amount	Value

Telecommunications — 0.8%
AT&T, Inc. 6.500% 9/01/37	$65,000	$52,802
British Telecom PLC STEP 9.125% 12/15/30	45,000	40,749
Deutsche Telekom International Finance B.V. STEP 8.750% 6/15/30	215,000	190,371
Embarq Corp. 7.082% 6/01/16	55,000	42,350
Qwest Corp. 7.875% 9/01/11	170,000	147,475
Qwest Corp. 8.875% 3/15/12	140,000	122,500
Rogers Wireless Communications, Inc. 6.800% 8/15/18	40,000	35,001
Sprint Capital Corp. 6.900% 5/01/19	60,000	42,300
Sprint Nextel Corp. 6.000% 12/01/16	65,000	45,013
Telecom Italia Capital SA 6.000% 9/30/34	10,000	5,442
Telefonica Emisones, S.A.U. 7.045% 6/20/36	105,000	83,241
Verizon Global Funding Corp. 7.750% 12/01/30	140,000	125,070

		932,314

Textiles — 0.1%
Mohawk Industries, Inc. Series D 7.200% 4/15/12	85,000	87,875

Transportation — 0.2%
Burlington Northern Santa Fe Corp. 6.750% 3/15/29	130,000	110,005
Canadian National Railway Co. 5.850% 11/15/17	45,000	39,432
Canadian National Railway Co. 6.375% 11/15/37	40,000	31,752
CSX Corp. 7.250% 5/01/27	10,000	7,668

		188,857

TOTAL CORPORATE DEBT (Cost $19,394,538)		15,958,647

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Principal Amount	Value

NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 4.3%

Commercial MBS — 3.1%
Banc of America Commercial Mortgage, Inc., Series 2007-4, Class A4 VRN 5.745% 2/10/51	$275,000	$208,933
Bear Stearns Commercial Mortgage Securities, Series 2007-PW15, Class A2 5.205% 2/11/44	200,000	171,339
Bear Stearns Commercial Mortgage Securities, Series 2007-T26, Class A2 5.330% 1/12/45	150,000	129,459
Bear Stearns Commercial Mortgage Securities, Series 2007-PW17, Class A4 VRN 5.694% 6/11/50	75,000	56,292
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD4, Class A2A 5.237% 12/11/49	275,000	241,684
Commercial Mortgage Pass Through Certificates, Series 2007-C9, Class A4 VRN 5.816% 12/10/49	125,000	95,540
Credit Suisse Mortgage Pass Through Certificates, Series 2008-C1, Class AJ (c) 6.219% 1/15/18	165,000	85,923
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2006-CB17, Class A4 5.429% 12/12/43	100,000	77,296
LB-UBS Commercial Mortgage Trust, Series 2007-C1, Class A3 5.398% 2/15/40	650,000	510,036

	Principal Amount	Value

Merrill Lynch/ Countrywide Commercial Mortgage Trust, Series 2006-4, Class A3 VRN 5.172% 12/12/49	$100,000	$75,864
Morgan Stanley Capital I, Series 2007-HQ11, Class A31 5.439% 2/12/44	600,000	479,263
Morgan Stanley Capital I, Series 2007-IQ14, Class A2 5.610% 4/15/49	325,000	279,618
Starwood Commercial Mortgage Trust, Series 1999-C1, Class B (c) 6.920% 2/03/09	1,000,000	1,008,306
Wachovia Bank Commercial Mortgage Trust, Series 2007-C31, Class A4 5.509% 4/15/47	150,000	112,082
Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class A2 VRN 6.055% 2/15/51	370,000	320,184

		3,851,819

Home Equity ABS — 0.0%
Terwin Mortgage Trust, Series 2006-10SL, Class A2 STEP 5.000% 12/25/37	475,000	54,862

Student Loans ABS — 0.2%
Galena CDO Cayman Islands Ltd. (Acquired 4/24/07, Cost $252,345), Series 2005-1, Class B1U7 FRN (c) (e) 3.963% 1/11/13	250,000	106,025
Newport Waves CDO (Acquired 3/30/07, Cost $249,710), Series 2007-1A, Class A3LS FRN (c) (e) 3.804% 6/20/14	250,000	112,539

		218,564

	Principal Amount	Value

WL Collateral CMO — 1.0%
ABN AMRO Mortgage Corp., Series 2003-12, Class 1A 5.000% 12/25/33	$300,708	$240,849
Banc of America Funding Corp., Series 2006-G, Class 2A2 FRN 4.358% 7/20/36	92,541	78,800
Countrywide Home Loans, Inc., Series 2003-42, Class 1A1 FRN 5.394% 9/25/33	14,090	8,866
Countrywide Home Loans, Inc., Series 2004-23, Class 1A1 FRN 6.569% 2/25/34	16,279	10,455
First Nationwide Trust, Series 2001-5, Class A1 6.750% 10/21/31	8,965	7,809
GSR Mortgage Loan Trust, Series 2004-9, Class 2A1 VRN 4.855% 8/25/34	24,897	18,728
Harborview Mortgage Loan Trust, Series 2006-12, Class 2A2A FRN 4.468% 1/19/38	128,983	66,993
Impac Secured Assets CMN Owner Trust, Series 2007-2, Class 1A1A FRN 3.369% 5/25/37	219,319	182,176
IndyMac Index Mortgage Loan Trust, Series 2004-AR4, Class 1A VRN 5.762% 8/25/34	46,211	27,885
Merrill Lynch Mortgage Investors, Inc., Series 2005-A8, Class A3A2 FRN 3.509% 8/25/36	55,855	39,108
Merrill Lynch Mortgage Investors, Inc., Series 2003-A4, Class IA VRN 5.515% 7/25/33	3,553	2,784

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Principal Amount	Value

Merrill Lynch Mortgage Investors, Inc., Series 2004-A1, Class IA VRN 6.585% 2/25/34	$6,834	$4,986
Morgan Stanley Mortgage Loan Trust, Series 2004-2AR, Class 1A FRN 6.352% 2/25/34	699	495
Residential Accredit Loans, Inc., Series 2006-QO6, Class A1 FRN 3.439% 6/25/46	263,219	133,515
Residential Accredit Loans, Inc., Series 2006-QO4, Class 2A1 FRN 3.449% 4/25/46	171,507	87,430
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-2, Class 2A VRN 5.717% 3/25/34	29,920	23,862
Washington Mutual MSC Mortgage, Series 2004-RA4, Class 2A 6.500% 8/25/34	47,373	39,003
Washington Mutual, Inc., Series 2004-AR2, Class A FRN 4.065% 4/25/44	73,885	36,830
Wells Fargo Mortgage Backed Securities Trust, Series 2004-P, Class 2A1 FRN 4.243% 9/25/34	247,883	179,265

		1,189,839

WL Collateral PAC — 0.0%
Structured Asset Securities Corp., Series 2002-11A, Class 2A1 FRN 5.290% 6/25/32	22,191	12,830

TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $7,028,248)		5,327,914

	Principal Amount	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES — 18.7%

Collateralized Mortgage Obligations — 0.1%
U.S. Department of Veteran Affairs, Series 1992-1, Class 2Z 7.750% 5/15/22	$108,898	$114,880

Pass-Through Securities — 18.6%
Connecticut State Health & Educational Facilities Authority, (Yale University) 5.000% 7/01/42	285,000	269,912
Federal Home Loan Mortgage Corp.
Pool #G01842 4.500% 6/01/35	45,866	41,763
Pool #G01953 4.500% 10/01/35	2,775,835	2,526,660
Pool #G04494 4.500% 5/01/38	122,843	111,854
Pool #G11723 5.500% 7/01/20	737,393	736,472
Pool #J00453 5.500% 11/01/20	119,173	118,875
Pool #J01136 5.500% 1/01/21	277,892	277,197
Pool #J01298 5.500% 3/01/21	1,161,998	1,160,909
Pool #A56828 5.500% 2/01/37	497,362	485,336
Pool #G08278 5.500% 7/01/38	1,661,889	1,621,705
Pool #E85389 6.000% 9/01/16	58,634	59,727
Pool #G11431 6.000% 2/01/18	18,993	19,344
Pool #E85015 6.500% 8/01/16	15,746	16,116
Pool #G00729 8.000% 6/01/27	56,840	59,767
Pool #554904 9.000% 3/01/17	1,108	1,210
Federal Home Loan Mortgage Corp. TBA Pool #6403 (f) 4.500% 8/01/18	670,000	637,023
Federal National Mortgage Association
Pool #888586 4.341% 10/01/34	222,515	221,385
4.375% 10/15/15	500,000	484,741
Pool #813954 4.500% 12/01/20	871,689	834,199

	Principal Amount	Value

Pool #815426 4.500% 2/01/35	$205,217	$187,116
Pool #918881 4.500% 4/01/37	561,399	510,478
Pool #961102 4.500% 3/01/38	35,286	32,085
Pool #962127 4.500% 3/01/38	599,153	544,808
Pool #981483 4.500% 5/01/38	170,584	155,111
Pool #984789 4.500% 6/01/38	519,617	472,486
Pool #964847 4.500% 8/01/38	449,467	408,699
Pool #832900 5.000% 9/01/35	1,581,316	1,501,818
Pool #725796 5.500% 9/01/19	1,008,387	1,009,805
Pool #888468 5.500% 9/01/21	1,054,614	1,053,625
Pool #555880 5.500% 11/01/33	524,744	514,003
Pool #255458 5.500% 11/01/34	1,108,312	1,085,106
Pool #825454 5.500% 6/01/35	115,829	113,331
Pool #826735 5.500% 8/01/35	338,189	330,896
Pool #986805 5.500% 7/01/38	460,062	449,782
Pool #586036 6.000% 5/01/16	20,285	20,639
Pool #880213 6.500% 2/01/36	20,830	21,144
Pool #745814 6.500% 7/01/36	524,398	531,977
Pool #901195 6.500% 8/01/36	490,745	497,838
Pool #564594 7.000% 1/01/31	22,334	23,225
Pool #253795 7.000% 5/01/31	28,156	29,277
Pool #507061 7.500% 10/01/29	2,442	2,558
Pool #519528 7.500% 11/01/29	24,764	25,938
Pool #527761 7.500% 2/01/30	6,205	6,500
Pool #531196 7.500% 2/01/30	1,883	1,972
Pool #534119 7.500% 3/01/30	1,441	1,509
Pool #534420 7.500% 3/01/30	1,612	1,689
Pool #253183 7.500% 4/01/30	9,060	9,490
Pool #529259 7.500% 4/01/30	6,314	6,614

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Principal Amount	Value

Pool #537797 7.500% 4/01/30	$2,939	$3,078
Pool #253265 7.500% 5/01/30	14,098	14,768
Pool #533912 8.000% 3/01/30	2,214	2,265
Pool #535248 8.000% 4/01/30	639	672
Pool #539460 8.000% 5/01/30	2,556	2,683
Pool #546988 8.000% 7/01/30	20,089	21,089
Pool #552630 8.000% 9/01/30	2,706	2,832
Pool #190317 8.000% 8/01/31	7,924	8,321
Federal National Mortgage Association TBA
Pool #19462 5.000% 9/01/35 (f)	1,000,000	947,656
Pool #53400 6.500% 2/01/35 (f)	1,715,000	1,737,777
Government National Mortgage Association
Pool #670262 6.500% 7/15/37	768,056	777,837
Pool #351528 7.000% 8/15/23	23,734	24,668
Pool #352049 7.000% 10/15/23	5,824	6,055
Pool #588012 7.000% 7/15/32	14,241	14,665
Pool #591581 7.000% 8/15/32	7,570	7,796
Pool #204408 7.500% 3/15/17	7,888	8,253
Pool #185306 7.500% 4/15/17	9,507	9,937
Pool #188302 7.500% 5/15/17	6,707	6,847
Pool #199170 7.500% 5/15/17	963	1,006
Pool #189371 7.500% 6/15/17	2,794	2,927
Pool #27494 9.000% 12/15/08	170	170
Pool #30346 9.000% 4/15/09	1,859	1,868
New Valley Generation IV
4.687% 1/15/22	85,366	87,850

		22,924,734

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $23,331,117)		23,039,614

	Principal Amount	Value

U.S. TREASURY OBLIGATIONS — 2.0%

U.S. Treasury Bonds & Notes — 2.0%
U.S. Treasury Bond (g) 4.375% 2/15/38	$1,400,000	$1,402,297
U.S. Treasury Inflation Index 0.625% 4/15/13	518,330	470,060
U.S. Treasury Note 2.500% 3/31/13	215,000	214,908
U.S. Treasury Note 3.500% 2/15/18	40,000	38,900
U.S. Treasury Note (h) 4.875% 5/31/11	250,000	270,811

		2,396,976

TOTAL U.S. TREASURY OBLIGATIONS (Cost $2,346,300)		2,396,976

TOTAL BONDS & NOTES (Cost $52,100,203)		46,723,151

TOTAL LONG-TERM INVESTMENTS (Cost $143,579,884)		118,379,864

SHORT-TERM INVESTMENTS — 4.0%

Commercial Paper — 4.0%
Aluminum Company of America 6.100% 11/10/08	975,000	973,513
Black & Decker Corp. 5.700% 11/10/08	615,000	614,123
Duke Energy Corp. 3.850% 11/04/08	1,225,000	1,224,607
Fortune Brands, Inc. 5.250% 11/06/08	1,225,000	1,224,107
Whirlpool Corp. 6.000% 11/03/08	868,000	867,711

		4,904,061

TOTAL SHORT-TERM INVESTMENTS (Cost $4,904,061)		4,904,061

TOTAL INVESTMENTS — 100.3% (Cost $148,483,945) (i)		123,283,925

Other Assets/(Liabilities) — (0.3)%		(336,703)

NET ASSETS — 100.0%		$122,947,222

Notes to Portfolio of Investments

CBO	- Collateralized Bond Obligation
FRN	- Floating Rate Note
STEP	- Step Up Bond
TBA	- To Be Announced
VRN	- Variable Rate Note

(a)	Non-income producing security.

(b)	This security is valued in good faith under procedures established by the Board of Trustees.

(c)

Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2008, these securities amounted to a value of $3,791,853 or 3.08% of net assets.

(d)	Security is currently in default.

(e)	Restricted security. (Note 2).

(f)	A portion of this security is purchased on a forward commitment basis. (Note 2).

(g)	This security is held as collateral for open futures contracts. (Note 2).

(h)	All or a portion of this security is segregated to cover forward purchase commitments. (Note 2).

(i)	See Note 6 for aggregate cost for Federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Value Fund – Portfolio of Investments

October 31, 2008

	Number of Shares	Value

EQUITIES — 96.2%

COMMON STOCK — 96.2%

Aerospace & Defense — 1.1%
Goodrich Corp.	66,900	$2,445,864

Agriculture — 2.1%
Philip Morris International, Inc.	107,030	4,652,594

Auto Manufacturers — 1.0%
Navistar International Corp. (a)	77,550	2,335,806

Banks — 7.5%
Bank of America Corp.	285,400	6,898,118
Julius Baer Holding AG	258,043	10,085,057

		16,983,175

Beverages — 4.5%
The Coca-Cola Co.	145,480	6,409,849
PepsiCo, Inc.	67,500	3,848,175

		10,258,024

Chemicals — 6.3%
Eastman Chemical Co.	116,160	4,691,702
The Lubrizol Corp.	254,380	9,559,601

		14,251,303

Computers — 2.5%
Research In Motion Ltd. (a)	109,900	5,542,257

Diversified Financial — 14.3%
Citigroup, Inc.	491,090	6,703,379
Credit Suisse Group Sponsored ADR (Switzerland)	87,591	3,275,903
JP Morgan Chase & Co.	253,400	10,452,750
Morgan Stanley	115,960	2,025,821
National Financial Partners Corp.	192,073	1,279,206
SLM Corp. (a)	789,600	8,425,032

		32,162,091

Electric — 5.9%
Exelon Corp.	85,628	4,644,463
FirstEnergy Corp.	115,860	6,043,257
PPL Corp.	77,300	2,536,986

		13,224,706

Electronics — 0.9%
Thermo Fisher Scientific, Inc. (a)	52,900	2,147,740

	Number of Shares	Value

Entertainment — 0.8%
Cinemark Holdings, Inc.	232,800	$1,929,912

Health Care – Services — 3.2%
Aetna, Inc.	133,750	3,326,362
WellPoint, Inc. (a)	100,540	3,907,990

		7,234,352

Insurance — 3.9%
Everest Re Group Ltd.	116,580	8,708,526

Machinery – Construction & Mining — 1.2%
Joy Global, Inc.	91,800	2,660,364

Manufacturing — 2.1%
Siemens AG Sponsored ADR (Germany)	78,966	4,749,805

Media — 5.5%
Liberty Global, Inc. Class C (a)	291,577	4,711,884
News Corp. Class A	471,596	5,017,782
Time Warner Cable, Inc. Class A (a)	134,800	2,639,384

		12,369,050

Oil & Gas — 14.7%
Devon Energy Corp.	152,160	12,303,658
EOG Resources, Inc.	93,000	7,525,560
Hess Corp.	119,900	7,219,179
Petroleo Brasileiro SA Sponsored ADR (Brazil)	271,600	5,994,212

		33,042,609

Pharmaceuticals — 7.1%
Abbott Laboratories	180,460	9,952,369
Schering-Plough Corp.	425,950	6,172,015

		16,124,384

Semiconductors — 4.4%
Lam Research Corp. (a)	219,400	4,905,784
Varian Semiconductor Equipment Associates, Inc. (a)	255,400	5,010,948

		9,916,732

Telecommunications — 6.2%
AT&T, Inc.	101,071	2,705,671
Qualcomm, Inc.	293,900	11,244,614

		13,950,285

	Number of Shares	Value

Trucking & Leasing — 1.0%
Aircastle Ltd.	311,140	$2,162,423

TOTAL COMMON STOCK (Cost $295,002,607)		216,852,002

TOTAL EQUITIES (Cost $295,002,607)		216,852,002

TOTAL LONG-TERM INVESTMENTS (Cost $295,002,607)		216,852,002

	Principal Amount

SHORT-TERM INVESTMENTS — 1.2%

Repurchase Agreement — 1.2%
State Street Bank & Trust Co. Repurchase Agreement, dated 10/31/08, 0.100%, due 11/03/08 (b)	$2,628,908	2,628,908

TOTAL SHORT-TERM INVESTMENTS (Cost $2,628,908)		2,628,908

TOTAL INVESTMENTS — 97.4% (Cost $297,631,515) (c)		219,480,910

Other Assets/(Liabilities) — 2.6%		5,880,420

NET ASSETS — 100.0%		$225,361,330

Notes to Portfolio of Investments

ADR	- American Depositary Receipt

(a)	Non-income producing security.

(b)

Maturity value of $2,628,930. Collateralized by U.S. Government Agency obligations with a rate of 3.559%, maturity date of 5/25/36, and an aggregate market value, including accrued interest, of $2,684,820.

(c)	See Note 6 for aggregate cost for Federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Value Equity Fund – Portfolio of Investments

October 31, 2008

	Number of Shares	Value

EQUITIES — 97.2%

COMMON STOCK — 97.2%

Advertising — 0.0%
Interpublic Group of Cos., Inc. (a)	29	$151
Omnicom Group, Inc.	23	679

		830

Aerospace & Defense — 1.1%
General Dynamics Corp.	226	13,632
Goodrich Corp.	1,700	62,152
L-3 Communications Holdings, Inc.	22	1,786
Northrop Grumman Corp.	175	8,206
Raytheon Co.	155	7,922
United Technologies Corp.	235	12,915

		106,613

Agriculture — 1.9%
Altria Group, Inc.	1,545	29,649
Archer-Daniels-Midland Co.	10	207
Philip Morris International, Inc.	3,130	136,061
Reynolds American, Inc.	397	19,437
UST, Inc.	3	203

		185,557

Airlines — 0.1%
Copa Holdings SA Class A	16	406
Delta Air Lines, Inc. (a)	1	5
Southwest Airlines Co.	811	9,554

		9,965

Apparel — 0.0%
VF Corp.	53	2,920

Auto Manufacturers — 0.7%
General Motors Corp.	37	214
Navistar International Corp. (a)	1,870	56,324
Oshkosh Corp.	9	69
Toyota Motor Corp. Sponsored ADR (Japan)	150	11,414

		68,021

Automotive & Parts — 0.2%
Autoliv, Inc.	259	5,532

	Number of Shares	Value

BorgWarner, Inc.	16	$360
Johnson Controls, Inc.	227	4,025
Magna International, Inc. Class A	225	7,607
TRW Automotive Holdings Corp. (a)	13	82

		17,606

Banks — 8.0%
Associated Banc-Corp.	49	1,081
Bancorpsouth, Inc.	57	1,383
Bank of America Corp.	12,001	290,064
Bank of Hawaii Corp.	21	1,065
The Bank of New York Mellon Corp.	443	14,442
BB&T Corp.	389	13,946
BOK Financial Corp.	9	431
Capital One Financial Corp.	167	6,533
City National Corp.	20	1,071
Comerica, Inc.	67	1,849
Commerce Bancshares, Inc.	22	1,040
Cullen/Frost Bankers, Inc.	25	1,399
Deutsche Bank AG	125	4,747
Fifth Third Bancorp	1,314	14,257
First Citizens BancShares, Inc. Class A	2	306
First Horizon National Corp.	51	607
Fulton Financial Corp.	77	809
Huntington Bancshares, Inc.	194	1,833
Julius Baer Holding AG	6,165	240,946
M&T Bank Corp.	25	2,027
Marshall & Ilsley Corp.	130	2,344
Northern Trust Corp.	20	1,126
PNC Financial Services Group, Inc.	133	8,867
Popular, Inc.	122	927
Regions Financial Corp.	310	3,438
SunTrust Banks, Inc.	494	19,829
Synovus Financial Corp.	150	1,549
TCF Financial Corp.	55	976
U.S. Bancorp	1,478	44,059
UnionBanCal Corp.	38	2,790
Valley National Bancorp	78	1,482
Wachovia Corp.	474	3,038

	Number of Shares	Value

Webster Financial Corp.	80	$1,483
Wells Fargo & Co.	2,884	98,200
Whitney Holding Corp.	75	1,425
Wilmington Trust Corp.	25	722
Zions Bancorp	24	915

		793,006

Beverages — 3.0%
Anheuser-Busch Cos., Inc.	152	9,428
The Coca-Cola Co.	3,665	161,480
Coca-Cola Enterprises, Inc.	1,002	10,070
Constellation Brands, Inc. Class A (a)	124	1,555
Dr. Pepper Snapple Group, Inc. (a)	131	3,000
Molson Coors Brewing Co. Class B	52	1,943
The Pepsi Bottling Group, Inc.	573	13,248
PepsiCo, Inc.	1,701	96,974

		297,698

Biotechnology — 0.4%
Amgen, Inc. (a)	638	38,210
Charles River Laboratories International, Inc. (a)	23	824
Invitrogen Corp. (a)	51	1,468

		40,502

Building Materials — 0.1%
Armstrong World Industries, Inc.	22	432
Masco Corp.	382	3,877
Owens Corning, Inc. (a)	50	787

		5,096

Chemicals — 4.4%
Ashland, Inc.	352	7,952
Celanese Corp. Class A	27	374
Cytec Industries, Inc.	33	935
The Dow Chemical Co.	1,065	28,403
Du Pont (E.I.) de Nemours & Co.	713	22,816
Eastman Chemical Co.	3,165	127,834
Intrepid Potash, Inc. (a)	6	130
The Lubrizol Corp.	6,220	233,748
PPG Industries, Inc.	122	6,049
Rohm & Haas Co.	14	985

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Value Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value

RPM International, Inc.	64	$909
The Valspar Corp.	87	1,779

		431,914

Commercial Services — 0.2%
Career Education Corp. (a)	37	585
Convergys Corp. (a)	328	2,522
Donnelley (R.R.) & Sons Co.	98	1,624
Equifax, Inc.	35	913
Lender Processing Services, Inc.	34	784
Manpower, Inc.	49	1,525
McKesson Corp.	45	1,656
SAIC, Inc. (a)	88	1,625
Service Corp. International	120	828
Ticketmaster (a)	461	4,463

		16,525

Computers — 1.7%
Affiliated Computer Services, Inc. Class A (a)	49	2,009
Brocade Communications Systems, Inc. (a)	304	1,146
Computer Sciences Corp. (a)	53	1,598
Dell, Inc. (a)	400	4,860
DST Systems, Inc. (a)	1	41
Lexmark International, Inc. Class A (a)	463	11,959
NCR Corp. (a)	229	4,186
Research In Motion Ltd. (a)	2,700	136,161
Seagate Technology	183	1,239
Sun Microsystems, Inc. (a)	56	258
Synopsys, Inc. (a)	75	1,371
Teradata Corp. (a)	43	662
Western Digital Corp. (a)	200	3,300

		168,790

Cosmetics & Personal Care — 1.1%
The Procter & Gamble Co.	1,642	105,975

Distribution & Wholesale — 0.1%
Genuine Parts Co.	42	1,653

	Number of Shares	Value

Ingram Micro, Inc. Class A (a)	113	$1,506
Tech Data Corp. (a)	200	4,290
WESCO International, Inc. (a)	212	4,215

		11,664

Diversified Financial — 11.5%
American Express Co.	43	1,183
AmeriCredit Corp. (a)	338	1,981
Ameriprise Financial, Inc.	192	4,147
BlackRock, Inc.	3	394
CIT Group, Inc.	138	571
Citigroup, Inc.	18,089	246,915
Credit Suisse Group Sponsored ADR (Switzerland)	2,140	80,036
Discover Financial Services	1,555	19,049
E*Trade Financial Corp. (a)	132	240
Fannie Mae	156	145
The Goldman Sachs Group, Inc.	453	41,902
JP Morgan Chase & Co.	10,085	416,006
MF Global Ltd. (a)	86	335
Morgan Stanley	4,633	80,939
National Financial Partners Corp.	4,670	31,102
Raymond James Financial, Inc.	51	1,188
SLM Corp. (a)	19,500	208,065
Student Loan Corp.	54	1,971

		1,136,169

Electric — 4.9%
Alliant Energy Corp.	1	29
Ameren Corp.	455	14,765
American Electric Power Co., Inc.	709	23,135
CenterPoint Energy, Inc.	146	1,682
CMS Energy Corp.	301	3,085
Consolidated Edison, Inc.	132	5,718
Constellation Energy Group, Inc.	18	436
Dominion Resources, Inc.	553	20,063
DPL, Inc.	62	1,414
DTE Energy Co.	154	5,436
Duke Energy Corp.	824	13,497
Edison International	218	7,759

	Number of Shares	Value

Exelon Corp.	2,140	$116,074
FirstEnergy Corp.	2,846	148,447
FPL Group, Inc.	43	2,031
Great Plains Energy, Inc.	51	991
Hawaiian Electric Industries, Inc.	49	1,304
Integrys Energy Group, Inc.	94	4,481
MDU Resources Group, Inc.	224	4,079
Mirant Corp. (a)	18	315
Northeast Utilities	1	23
NSTAR	33	1,091
OGE Energy Corp.	1	27
Pepco Holdings, Inc.	87	1,797
PG&E Corp.	115	4,217
Pinnacle West Capital Corp.	100	3,165
PPL Corp.	1,900	62,358
Progress Energy, Inc.	136	5,354
Puget Energy, Inc.	2	47
Reliant Energy, Inc. (a)	900	4,725
SCANA Corp.	67	2,205
Southern Co.	401	13,770
TECO Energy, Inc.	142	1,639
Wisconsin Energy Corp.	51	2,219
Xcel Energy, Inc.	188	3,275

		480,653

Electrical Components & Equipment — 0.0%
Hubbell, Inc. Class B	24	861
Molex, Inc.	43	620

		1,481

Electronics — 0.7%
Arrow Electronics, Inc. (a)	66	1,152
AU Optronics Corp. Sponsored ADR (Taiwan)	1,300	8,970
Jabil Circuit, Inc.	86	723
PerkinElmer, Inc.	44	789
Thermo Fisher Scientific, Inc. (a)	1,424	57,814
Thomas & Betts Corp. (a)	26	618
Vishay Intertechnology, Inc. (a)	228	983

		71,049

Engineering & Construction — 0.0%
Aecom Technology Corp. (a)	4	71

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Value Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value

URS Corp. (a)	50	$1,469

		1,540

Entertainment — 0.5%
Cinemark Holdings, Inc.	5,760	47,750
International Speedway Corp. Class A	14	440
Warner Music Group Corp.	579	2,397

		50,587

Environmental Controls — 0.2%
Allied Waste Industries, Inc. (a)	1,566	16,318
Waste Management, Inc.	248	7,745

		24,063

Foods — 1.4%
Campbell Soup Co.	49	1,860
ConAgra Foods, Inc.	205	3,571
Corn Products International, Inc.	53	1,289
Dean Foods Co. (a)	14	306
Del Monte Foods Co.	789	4,979
General Mills, Inc.	146	9,890
Heinz (H.J.) Co.	66	2,892
The Hershey Co.	52	1,936
The J.M. Smucker Co. (a)	25	1,114
Kellogg Co.	48	2,420
Kraft Foods, Inc. Class A	985	28,703
The Kroger Co.	913	25,071
McCormick & Co., Inc.	33	1,111
Safeway, Inc.	916	19,483
Sara Lee Corp.	1,521	17,005
SuperValu, Inc.	567	8,074
Tyson Foods, Inc. Class A	800	6,992

		136,696

Forest Products & Paper — 0.1%
Domtar Corp. (a)	341	846
International Paper Co.	358	6,165
MeadWestvaco Corp.	145	2,034
Plum Creek Timber Co., Inc.	31	1,156
Rayonier, Inc.	31	1,025
Temple-Inland, Inc.	100	593

		11,819

Gas — 0.3%
AGL Resources, Inc.	33	1,003
Atmos Energy Corp.	365	8,859

	Number of Shares	Value

Energen Corp.	25	$839
NiSource, Inc.	143	1,853
Sempra Energy	317	13,501
UGI Corp.	71	1,695
Vectren Corp.	47	1,184

		28,934

Hand & Machine Tools — 0.0%
The Black & Decker Corp.	28	1,417
Lincoln Electric Holdings, Inc.	11	474
Snap-on, Inc.	26	961
The Stanley Works	24	786

		3,638

Health Care – Products — 1.3%
Boston Scientific Corp. (a)	613	5,535
Covidien Ltd.	225	9,965
Henry Schein, Inc. (a)	2	94
Hillenbrand Industries, Inc.	160	3,642
Hologic, Inc. (a)	55	673
Johnson & Johnson	1,769	108,510
Zimmer Holdings, Inc. (a)	20	929

		129,348

Health Care – Services — 2.2%
Aetna, Inc.	3,417	84,981
Cigna Corp.	168	2,738
Community Health Systems, Inc. (a)	27	554
Health Management Associates, Inc. Class A (a)	1,692	3,553
LifePoint Hospitals, Inc. (a)	129	3,092
Lincare Holdings, Inc. (a)	79	2,082
Quest Diagnostics, Inc.	18	842
UnitedHealth Group, Inc.	311	7,380
Universal Health Services, Inc. Class B	36	1,513
WellPoint, Inc. (a)	2,739	106,465

		213,200

Holding Company – Diversified — 0.0%
Leucadia National Corp.	80	2,147

Home Builders — 0.3%
Centex Corp.	378	4,631

	Number of Shares	Value

D.R. Horton, Inc.	1,047	$7,727
KB Home	357	5,958
Lennar Corp. Class A	388	3,003
M.D.C. Holdings, Inc.	95	3,195
NVR, Inc. (a)	5	2,451
Pulte Homes, Inc.	299	3,331
Toll Brothers, Inc. (a)	117	2,705

		33,001

Home Furnishing — 0.0%
Harman International Industries, Inc.	75	1,378
Whirlpool Corp.	61	2,845

		4,223

Household Products — 0.1%
Avery Dennison Corp.	47	1,646
The Clorox Co.	26	1,581
Fortune Brands, Inc.	47	1,793
Jarden Corp. (a)	29	516
Kimberly-Clark Corp.	18	1,103

		6,639

Insurance — 5.1%
ACE Ltd.	400	22,944
Alleghany Corp. (a)	1	282
Allied World Assurance Holdings Ltd.	16	513
Allstate Corp.	866	22,854
American Financial Group, Inc.	125	2,841
American International Group, Inc.	1,700	3,247
American National Insurance	5	341
Aon Corp.	133	5,626
Arch Capital Group Ltd. (a)	42	2,930
Assurant, Inc.	39	994
Axis Capital Holdings Ltd.	36	1,025
Chubb Corp.	714	37,000
Cincinnati Financial Corp.	73	1,897
CNA Financial Corp.	17	265
Conseco, Inc. (a)	82	153
Endurance Specialty Holdings Ltd.	118	3,568
Erie Indemnity Co. Class A	12	446
Everest Re Group Ltd.	3,015	225,221
Fidelity National Financial, Inc. Class A	76	685

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Value Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value

First American Corp.	133	$2,715
Genworth Financial, Inc. Class A	1,320	6,389
The Hartford Financial Services Group, Inc.	489	5,046
HCC Insurance Holdings, Inc.	41	904
Lincoln National Corp.	164	2,827
Loews Corp.	114	3,786
Marsh & McLennan Cos., Inc.	305	8,943
MBIA, Inc.	76	747
Mercury General Corp.	54	2,774
Metlife, Inc. (a)	643	21,360
Nationwide Financial Services, Inc. Class A	17	804
Old Republic International Corp.	76	700
OneBeacon Insurance Group Ltd.	221	3,050
PartnerRe Ltd.	33	2,234
Philadelphia Consolidated Holding Corp. (a)	13	760
Principal Financial Group, Inc.	115	2,184
The Progressive Corp.	1,460	20,834
Protective Life Corp.	276	2,305
Prudential Financial, Inc.	255	7,650
Reinsurance Group of America, Inc. Class A	72	2,688
StanCorp Financial Group, Inc.	86	2,931
Torchmark Corp.	42	1,754
Transatlantic Holdings, Inc.	6	257
The Travelers Cos., Inc.	964	41,018
Unitrin, Inc.	13	273
Unum Group	1,031	16,238
W.R. Berkley Corp.	42	1,103
White Mountains Insurance Group Ltd.	3	1,034
XL Capital Ltd. Class A	909	8,817

		504,957

Internet — 0.2%
IAC/InterActiveCorp (a)	130	2,179
Liberty Media Holding Corp. Interactive Class A (a)	155	757
McAfee, Inc. (a)	15	488

	Number of Shares	Value

Symantec Corp. (a)	1,233	$15,511

		18,935

Investment Companies — 0.0%
Allied Capital Corp.	150	1,095
American Capital Strategies Ltd.	90	1,264

		2,359

Iron & Steel — 0.2%
ArcelorMittal	300	7,875
Carpenter Technology Corp.	33	597
Nucor Corp.	28	1,134
Reliance Steel & Aluminum Co.	51	1,277
Schnitzer Steel Industries, Inc. Class A	14	377
United States Steel Corp.	139	5,127

		16,387

Leisure Time — 0.0%
Carnival Corp.	89	2,261
Interval Leisure Group, Inc. (a)	236	1,713

		3,974

Lodging — 0.1%
Wyndham Worldwide Corp.	800	6,552

Machinery – Construction & Mining — 0.7%
Caterpillar, Inc.	100	3,817
Joy Global, Inc.	2,300	66,654

		70,471

Machinery – Diversified — 0.0%
AGCO Corp. (a)	17	536
Flowserve Corp.	18	1,025
Gardner Denver, Inc. (a)	74	1,896
IDEX Corp.	3	69
Zebra Technologies Corp. Class A (a)	14	283

		3,809

Manufacturing — 3.5%
3M Co.	125	8,037
Cooper Industries Ltd. Class A	18	557
Crane Co.	291	4,764
Danaher Corp.	44	2,607
Dover Corp.	552	17,537

	Number of Shares	Value

Eastman Kodak Co.	125	$1,147
General Electric Co.	7,855	153,251
Illinois Tool Works, Inc.	554	18,498
Ingersoll-Rand Co. Ltd. Class A	37	683
ITT Corp.	26	1,157
Leggett & Platt, Inc.	178	3,090
Pentair, Inc.	66	1,824
Siemens AG Sponsored ADR (Germany)	1,940	116,691
Teleflex, Inc.	23	1,219
Tyco International Ltd.	736	18,606

		349,668

Media — 4.6%
CBS Corp. Class B	1,200	11,652
Comcast Corp. Class A	1,336	21,055
Discovery Communications, Inc., Series C (a)	121	1,612
The E.W. Scripps Co. Class A	23	107
Gannett Co., Inc.	598	6,578
Liberty Global, Inc. Class A (a)	129	2,127
Liberty Global, Inc. Class C (a)	7,200	116,352
Liberty Media Corp. Capital Class A (a)	605	4,120
The McGraw-Hill Cos., Inc.	70	1,879
Meredith Corp.	17	329
News Corp. Class A	11,819	125,754
Time Warner Cable, Inc. Class A (a)	3,300	64,614
Time Warner, Inc.	4,648	46,898
Viacom, Inc. Class B (a)	404	8,169
The Walt Disney Co.	1,873	48,511
Washington Post Co. Class B	1	427

		460,184

Mining — 0.1%
Freeport-McMoRan Copper & Gold, Inc.	264	7,682
Vulcan Materials Co.	66	3,583

		11,265

Office Equipment/Supplies — 0.1%
Pitney Bowes, Inc.	82	2,032
Xerox Corp.	921	7,386

		9,418

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Value Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value

Oil & Gas — 16.3%
Anadarko Petroleum Corp.	699	$24,675
Apache Corp.	689	56,725
BP PLC Sponsored ADR (United Kingdom)	325	16,152
Cabot Oil & Gas Corp.	22	618
Chevron Corp.	2,186	163,076
Cimarex Energy Co.	72	2,913
ConocoPhillips	2,027	105,445
Devon Energy Corp.	4,393	355,218
Encore Aquisition Co. (a)	16	498
ENSCO International, Inc.	11	418
EOG Resources, Inc.	2,300	186,116
Exxon Mobil Corp.	3,931	291,366
Forest Oil Corp. (a)	46	1,344
Helmerich & Payne, Inc.	45	1,544
Hess Corp.	3,000	180,630
Marathon Oil Corp.	320	9,312
Mariner Energy, Inc. (a)	10	144
Nabors Industries Ltd. (a)	705	10,138
Noble Energy, Inc.	43	2,228
Occidental Petroleum Corp.	150	8,331
Patterson-UTI Energy, Inc.	188	2,495
Petroleo Brasileiro SA Sponsored ADR (Brazil)	6,700	147,869
Pioneer Natural Resources Co.	50	1,391
Plains Exploration & Production Co. (a)	9	254
Pride International, Inc. (a)	20	376
Royal Dutch Shell PLC Sponsored ADR (United Kingdom)	200	11,162
Sunoco, Inc.	164	5,002
Total SA Sponsored ADR (France)	200	11,088
Unit Corp. (a)	106	3,979
Valero Energy Corp.	716	14,735

		1,615,242

Oil & Gas Services — 0.0%
BJ Services Co.	1	13
Helix Energy Solutions Group, Inc. (a)	38	401

	Number of Shares	Value

Key Energy Services, Inc. (a)	45	$279
Oil States International, Inc. (a)	18	416
SEACOR Holdings, Inc. (a)	8	538

		1,647

Packaging & Containers — 0.5%
Ball Corp.	350	11,970
Bemis Co., Inc.	419	10,408
Owens-IIlinois, Inc. (a)	482	11,028
Pactiv Corp. (a)	109	2,568
Sealed Air Corp.	203	3,435
Sonoco Products Co.	476	11,986

		51,395

Pharmaceuticals — 6.7%
Abbott Laboratories	4,480	247,072
AmerisourceBergen Corp.	61	1,907
Barr Pharmaceuticals, Inc. (a)	33	2,121
Bristol-Myers Squibb Co.	1	21
Cardinal Health, Inc.	314	11,995
Eli Lilly & Co.	466	15,760
Endo Pharmaceuticals Holdings, Inc. (a)	4	74
Forest Laboratories, Inc. (a)	166	3,856
GlaxoSmithKline PLC ADR (United Kingdom)	325	12,577
Hospira, Inc. (a)	61	1,697
King Pharmaceuticals, Inc. (a)	433	3,806
Merck & Co., Inc.	1,352	41,844
NBTY, Inc. (a)	12	280
Omnicare, Inc.	50	1,379
Pfizer, Inc.	7,301	129,301
Sanofi-Aventis ADR (France)	450	14,229
Schering-Plough Corp.	10,520	152,435
Watson Pharmaceuticals, Inc. (a)	182	4,763
Wyeth	722	23,234

		668,351

Pipelines — 0.1%
El Paso Corp.	5	48
National Fuel Gas Co.	46	1,665
Oneok, Inc.	2	64

	Number of Shares	Value

Spectra Energy Corp.	321	$6,205

		7,982

Real Estate Investment Trusts (REITS) — 0.6%
AMB Property Corp.	75	1,802
Annaly Capital Management, Inc.	320	4,448
Apartment Investment & Management Co. Class A	163	2,385
AvalonBay Communities, Inc.	36	2,557
Camden Property Trust	12	405
CapitalSource, Inc.	214	1,584
CBL & Associates Properties, Inc.	238	2,197
Developers Diversified Realty Corp.	46	606
Duke Realty Corp.	66	931
Equity Residential	290	10,130
HCP, Inc.	80	2,394
Health Care, Inc.	51	2,270
Hospitality Properties Trust	148	1,502
Host Hotels & Resorts, Inc.	236	2,440
HRPT Properties Trust	1,408	5,083
iStar Financial, Inc.	53	56
Kimco Realty Corp.	58	1,310
Liberty Property Trust	170	4,054
Mack-Cali Realty Corp.	200	4,544
Nationwide Health Properties, Inc.	45	1,343
Prologis	179	2,506
Regency Centers Corp.	31	1,223
SL Green Realty Corp.	34	1,429
UDR, Inc.	58	1,146
Ventas, Inc.	49	1,767
Weingarten Realty Investors	178	3,640

		63,752

Retail — 1.7%
AnnTaylor Stores Corp. (a)	190	2,388
AutoNation, Inc. (a)	1,300	8,931
Barnes & Noble, Inc.	15	283
BJ’s Wholesale Club, Inc. (a)	110	3,872
CVS Caremark Corp.	28	858
Family Dollar Stores, Inc.	81	2,180
Foot Locker, Inc.	271	3,962

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Value Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value

The Gap, Inc.	271	$3,507
The Home Depot, Inc.	1,678	39,584
HSN, Inc. (a)	14	86
Jones Apparel Group, Inc.	1,224	13,599
Limited Brands, Inc.	971	11,633
Liz Claiborne, Inc.	79	644
Lowe’s Cos., Inc.	606	13,150
Macy’s, Inc.	1,182	14,527
McDonald’s Corp.	60	3,476
O’Reilly Automotive, Inc. (a)	22	596
Phillips-Van Heusen Corp.	193	4,731
RadioShack Corp.	143	1,810
Sears Holdings Corp. (a)	26	1,501
Wal-Mart Stores, Inc.	742	41,411

		172,729

Savings & Loans — 0.1%
Astoria Financial Corp.	185	3,519
Capitol Federal Financial	17	791
Hudson City Bancorp, Inc.	198	3,724
New York Community Bancorp, Inc.	88	1,378
People’s United Financial, Inc.	133	2,327
Sovereign Bancorp, Inc. (a)	102	296
Washington Federal, Inc.	39	687

		12,722

Semiconductors — 3.0%
Integrated Device Technology, Inc. (a)	72	458
Intel Corp.	618	9,888
Lam Research Corp. (a)	5,360	119,850
LSI Corp. (a)	143	551
Novellus Systems, Inc. (a)	249	3,934
Nvidia Corp. (a)	1,400	12,264
QLogic Corp. (a)	323	3,882
Taiwan Semiconductor Manufacturing Co. Ltd. Sponsored ADR (Taiwan)	1,809	14,942
Texas Instruments, Inc.	400	7,824

	Number of Shares	Value

Varian Semiconductor Equipment Associates, Inc. (a)	6,300	$123,606

		297,199

Software — 0.1%
CA, Inc.	61	1,086
Compuware Corp. (a)	272	1,735
Dun & Bradstreet Corp.	14	1,032
Fidelity National Information Services, Inc.	71	1,072
IMS Health, Inc.	51	731

		5,656

Telecommunications — 6.2%
Amdocs Ltd. (a)	43	970
AT&T, Inc.	8,530	228,348
CenturyTel, Inc.	168	4,219
EchoStar Corp. (a)	16	311
Embarq Corp.	148	4,440
Frontier Communications Corp.	269	2,047
Motorola, Inc.	1,797	9,650
Nokia Oyj Sponsored ADR (Finland)	700	10,626
Qualcomm, Inc.	7,200	275,472
Sprint Nextel Corp.	3,600	11,268
Telefonaktiebolaget LM Ericsson Sponsored ADR (Sweden)	1,700	12,019
Telephone & Data Systems, Inc.	1	27
Verizon Communications, Inc.	1,638	48,599
Virgin Media, Inc.	142	818
Vodafone Group PLC Sponsored ADR (United Kingdom)	200	3,854
Windstream Corp.	714	5,362

		618,030

Textiles — 0.0%
Cintas Corp.	34	806
Mohawk Industries, Inc. (a)	54	2,612

		3,418

Toys, Games & Hobbies — 0.0%
Hasbro, Inc.	59	1,715

	Number of Shares	Value

Transportation — 0.2%
Alexander & Baldwin, Inc.	15	$479
Con-way, Inc.	131	4,459
Norfolk Southern Corp.	221	13,247
Overseas Shipholding Group, Inc.	11	413
Ryder System, Inc.	102	4,041
Tidewater, Inc.	29	1,265

		23,904

Trucking & Leasing — 0.6%
Aircastle Ltd.	7,200	50,040
GATX Corp.	146	4,168

		54,208

TOTAL COMMON STOCK (Cost $13,301,076)		9,653,798

TOTAL EQUITIES (Cost $13,301,076)		9,653,798

TOTAL LONG-TERM INVESTMENTS (Cost $13,301,076)		9,653,798

	Principal Amount

SHORT-TERM INVESTMENTS — 1.5%

Repurchase Agreement — 1.5%
State Street Bank & Trust Co. Repurchase Agreement, dated 10/31/08, 0.100%, due 11/03/08 (b)	$146,898	146,898

TOTAL SHORT-TERM INVESTMENTS (Cost $146,898)		146,898

TOTAL INVESTMENTS — 98.7% (Cost $13,447,974) (c)		9,800,696

Other Assets/(Liabilities) — 1.3%		124,283

NET ASSETS — 100.0%		$9,924,979

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Value Equity Fund – Portfolio of Investments (Continued)

Notes to Portfolio of Investments

ADR	- American Depositary Receipt

(a)	Non-income producing security.

(b)

Maturity value of $146,899. Collateralized by U.S. Government Agency obligations with rates ranging from 2.737% - 3.559%, maturity dates ranging from 5/25/36 - 8/15/36, and an aggregate market value, including accrued interest, of $158,007.

(c)	See Note 6 for aggregate cost for Federal tax purposes.

The remainder of this page is intentionally left blank.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Enhanced Index Value Fund – Portfolio of Investments

October 31, 2008

	Number of Shares	Value

EQUITIES — 99.5%

COMMON STOCK — 99.5%

Advertising — 0.0%
Omnicom Group, Inc.	3,500	$103,390

Aerospace & Defense — 2.0%
General Dynamics Corp.	30,680	1,850,618
L-3 Communications Holdings, Inc.	3,160	256,497
Northrop Grumman Corp.	23,650	1,108,948
Raytheon Co.	22,470	1,148,442
United Technologies Corp.	33,780	1,856,549

		6,221,054

Agriculture — 0.5%
Altria Group, Inc.	60,140	1,154,087
Archer-Daniels-Midland Co.	200	4,146
Bunge Ltd.	100	3,841
Reynolds American, Inc.	6,970	341,251

		1,503,325

Airlines — 0.4%
Copa Holdings SA Class A	2,300	58,351
Delta Air Lines, Inc. (a)	3,500	38,430
Southwest Airlines Co.	109,400	1,288,732

		1,385,513

Apparel — 0.1%
VF Corp.	7,930	436,943

Automotive & Parts — 0.2%
Autoliv, Inc.	8,600	183,696
BorgWarner, Inc.	2,500	56,175
Johnson Controls, Inc.	30,700	544,311

		784,182

Banks — 10.9%
Associated Banc-Corp.	7,650	168,759
Bancorpsouth, Inc.	4,300	104,361
Bank of America Corp.	350,883	8,480,842
Bank of Hawaii Corp.	3,220	163,286
The Bank of New York Mellon Corp.	59,750	1,947,850
BB&T Corp.	52,519	1,882,806
BOK Financial Corp.	1,500	71,760
Capital One Financial Corp.	24,050	940,836
City National Corp.	2,170	116,160

	Number of Shares	Value

Comerica, Inc.	9,900	$273,141
Commerce Bancshares, Inc.	3,131	148,034
Cullen/Frost Bankers, Inc.	4,000	223,880
Fifth Third Bancorp	23,160	251,286
First Horizon National Corp.	5,173	61,610
Fulton Financial Corp.	11,600	121,800
Huntington Bancshares, Inc.	31,771	300,236
M&T Bank Corp.	2,640	214,104
Marshall & Ilsley Corp.	20,880	376,466
Northern Trust Corp.	2,300	129,513
PNC Financial Services Group, Inc.	18,036	1,202,460
Popular, Inc.	18,000	136,800
Regions Financial Corp.	30,160	334,474
SunTrust Banks, Inc.	42,999	1,725,980
Synovus Financial Corp.	17,260	178,296
TCF Financial Corp.	7,800	138,372
U.S. Bancorp	152,190	4,536,784
Valley National Bancorp	11,552	219,488
Wachovia Corp.	63,900	409,599
Webster Financial Corp.	10,800	200,232
Wells Fargo & Co.	254,110	8,652,446
Whitney Holding Corp.	10,100	191,900
Wilmington Trust Corp.	3,500	101,010
Zions Bancorp	3,550	135,291

		34,139,862

Beverages — 0.9%
Anheuser-Busch Cos., Inc.	20,930	1,298,288
The Coca-Cola Co.	8,390	369,663
Coca-Cola Enterprises, Inc.	13,220	132,861
Constellation Brands, Inc. Class A (a)	18,730	234,874
Dr. Pepper Snapple Group, Inc. (a)	18,900	432,810
Molson Coors Brewing Co. Class B	7,560	282,442
The Pepsi Bottling Group, Inc.	9,360	216,403

		2,967,341

Biotechnology — 1.6%
Amgen, Inc. (a)	77,400	4,635,486

	Number of Shares	Value

Charles River Laboratories International, Inc. (a)	1,700	$60,911
Invitrogen Corp. (a)	7,360	211,895

		4,908,292

Building Materials — 0.2%
Armstrong World Industries, Inc.	3,000	58,890
Masco Corp.	51,500	522,725
Owens Corning, Inc. (a)	3,700	58,201

		639,816

Chemicals — 1.3%
Ashland, Inc.	17,300	390,807
Celanese Corp. Class A	3,370	46,708
Cytec Industries, Inc.	4,900	138,768
The Dow Chemical Co.	62,710	1,672,476
Du Pont (E.I.) de Nemours & Co.	2,000	64,000
Eastman Chemical Co.	10,100	407,939
PPG Industries, Inc.	16,500	818,070
Rohm & Haas Co.	1,900	133,665
RPM International, Inc.	8,700	123,540
Sigma-Aldrich Corp.	80	3,509
The Valspar Corp.	9,800	200,410

		3,999,892

Commercial Services — 0.7%
Convergys Corp. (a)	44,270	340,436
Donnelley (R.R.) & Sons Co.	14,800	245,236
Equifax, Inc.	5,300	138,224
Lender Processing Services, Inc.	4,600	106,122
Manpower, Inc.	4,900	152,537
McKesson Corp.	6,290	231,409
SAIC, Inc. (a)	12,800	236,416
Service Corp. International	18,570	128,133
Ticketmaster (a)	55,820	540,338

		2,118,851

Computers — 0.6%
Affiliated Computer Services, Inc. Class A (a)	4,800	196,800
Brocade Communications Systems, Inc. (a)	37,500	141,375
Computer Sciences Corp. (a)	4,970	149,895

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Enhanced Index Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value

Lexmark International, Inc. Class A (a)	17,470	$451,250
NCR Corp. (a)	26,750	488,990
Seagate Technology	26,900	182,113
Synopsys, Inc. (a)	9,200	168,176
Teradata Corp. (a)	5,900	90,801

		1,869,400

Cosmetics & Personal Care — 2.6%
Alberto-Culver Co.	2,010	51,717
The Procter & Gamble Co.	127,310	8,216,588

		8,268,305

Distribution & Wholesale — 0.3%
Genuine Parts Co.	5,700	227,715
Ingram Micro, Inc. Class A (a)	16,300	217,279
WESCO International, Inc. (a)	24,000	477,120

		922,114

Diversified Financial — 6.9%
American Express Co.	5,800	159,500
AmeriCredit Corp. (a)	45,700	267,802
Ameriprise Financial, Inc.	25,930	560,088
BlackRock, Inc.	400	52,536
CIT Group, Inc.	20,180	83,545
Citigroup, Inc.	364,010	4,968,737
Discover Financial Services	38,400	470,400
Fannie Mae	23,000	21,321
The Goldman Sachs Group, Inc.	27,330	2,528,025
JP Morgan Chase & Co.	237,327	9,789,739
MF Global Ltd. (a)	2,800	10,920
Morgan Stanley	138,000	2,410,860
Raymond James Financial, Inc.	7,600	177,004
Student Loan Corp.	7,320	267,180

		21,767,657

Electric — 4.6%
Alliant Energy Corp.	200	5,876
Ameren Corp.	8,060	261,547
American Electric Power Co., Inc.	19,630	640,527
CenterPoint Energy, Inc.	16,600	191,232
Consolidated Edison, Inc.	19,160	830,011
Constellation Energy Group, Inc.	2,600	62,946

	Number of Shares	Value

Dominion Resources, Inc.	40,900	$1,483,852
DPL, Inc.	6,300	143,703
DTE Energy Co.	20,810	734,593
Duke Energy Corp.	111,216	1,821,718
Edison International	28,080	999,367
Exelon Corp.	5,490	297,778
FirstEnergy Corp.	2,220	115,795
FPL Group, Inc.	5,910	279,188
Great Plains Energy, Inc.	5,437	105,695
Hawaiian Electric Industries, Inc.	7,200	191,664
Integrys Energy Group, Inc.	12,740	607,316
MDU Resources Group, Inc.	30,200	549,942
NSTAR	4,610	152,361
OGE Energy Corp.	160	4,368
Pepco Holdings, Inc.	12,910	266,592
PG&E Corp.	15,630	573,152
Pinnacle West Capital Corp.	11,860	375,369
Progress Energy, Inc.	16,400	645,668
Puget Energy, Inc.	360	8,435
SCANA Corp.	9,920	326,467
Southern Co.	54,150	1,859,511
TECO Energy, Inc.	20,130	232,300
Wisconsin Energy Corp.	7,480	325,380
Xcel Energy, Inc.	27,620	481,140

		14,573,493

Electrical Components & Equipment — 0.1%
Hubbell, Inc. Class B	3,300	118,371
Molex, Inc.	6,400	92,224

		210,595

Electronics — 0.4%
Arrow Electronics, Inc. (a)	7,400	129,130
Jabil Circuit, Inc.	11,700	98,397
PerkinElmer, Inc.	6,710	120,377
Thermo Fisher Scientific, Inc. (a)	16,910	686,546
Thomas & Betts Corp. (a)	3,800	90,250
Vishay Intertechnology, Inc. (a)	32,800	141,368

		1,266,068

Engineering & Construction — 0.1%
URS Corp. (a)	6,900	202,791

	Number of Shares	Value

Entertainment — 0.1%
International Speedway Corp. Class A	2,300	$72,197
Warner Music Group Corp.	78,000	322,920

		395,117

Environmental Controls — 0.4%
Allied Waste Industries, Inc. (a)	34,200	356,364
Waste Management, Inc.	33,440	1,044,331

		1,400,695

Foods — 2.8%
Campbell Soup Co.	6,600	250,470
ConAgra Foods, Inc.	27,600	480,792
Corn Products International, Inc.	6,570	159,782
Del Monte Foods Co.	12,900	81,399
General Mills, Inc.	19,470	1,318,898
Heinz (H.J.) Co.	9,730	426,369
The Hershey Co.	7,800	290,472
Hormel Foods Corp.	100	2,826
The J.M. Smucker Co. (a)	3,540	157,742
Kellogg Co.	6,520	328,738
Kraft Foods, Inc. Class A	99,350	2,895,059
The Kroger Co.	30,640	841,375
McCormick & Co., Inc.	3,100	104,346
Safeway, Inc.	28,800	612,576
Sara Lee Corp.	46,100	515,398
Smithfield Foods, Inc. (a)	1,100	11,572
SuperValu, Inc.	13,400	190,816

		8,668,630

Forest Products & Paper — 0.5%
Domtar Corp. (a)	44,100	109,368
International Paper Co.	48,300	831,726
MeadWestvaco Corp.	19,700	276,391
Plum Creek Timber Co., Inc.	4,200	156,576
Rayonier, Inc.	4,100	135,628
Temple-Inland, Inc.	9,800	58,114

		1,567,803

Gas — 0.9%
AGL Resources, Inc.	5,560	169,024
Atmos Energy Corp.	6,450	156,542
Energen Corp.	3,800	127,566
NiSource, Inc.	19,390	251,294
Sempra Energy	42,710	1,819,019
Southern Union Co.	4,000	68,880

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Enhanced Index Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value

UGI Corp.	10,390	$248,009
Vectren Corp.	5,450	137,340

		2,977,674

Hand & Machine Tools — 0.2%
The Black & Decker Corp.	4,230	214,123
Lincoln Electric Holdings, Inc.	1,600	69,040
Snap-on, Inc.	3,830	141,518
The Stanley Works	3,300	108,042

		532,723

Health Care – Products — 3.8%
Boston Scientific Corp. (a)	88,300	797,349
Covidien Ltd.	31,900	1,412,851
Hillenbrand Industries, Inc.	22,600	514,376
Hologic, Inc. (a)	8,100	99,144
Johnson & Johnson	144,200	8,845,228
Zimmer Holdings, Inc. (a)	2,700	125,361

		11,794,309

Health Care – Services — 1.5%
Aetna, Inc.	14,320	356,139
Cigna Corp.	22,600	368,380
Community Health Systems, Inc. (a)	3,900	79,950
Health Management Associates, Inc. Class A (a)	228,200	479,220
LifePoint Hospitals, Inc. (a)	18,100	433,857
Lincare Holdings, Inc. (a)	11,500	303,025
Quest Diagnostics, Inc.	2,500	117,000
UnitedHealth Group, Inc.	44,700	1,060,731
Universal Health Services, Inc. Class B	5,400	227,016
WellPoint, Inc. (a)	31,600	1,228,292

		4,653,610

Holding Company – Diversified — 0.1%
Leucadia National Corp.	10,800	289,872

Home Builders — 0.8%
Centex Corp.	9,700	118,825
D.R. Horton, Inc.	46,800	345,384
Lennar Corp. Class A	52,300	404,802
M.D.C. Holdings, Inc.	12,900	433,827
NVR, Inc. (a)	800	392,168

	Number of Shares	Value

Pulte Homes, Inc.	33,800	$376,532
Toll Brothers, Inc. (a)	15,900	367,608

		2,439,146

Home Furnishing — 0.2%
Harman International Industries, Inc.	10,100	185,537
Whirlpool Corp.	8,800	410,520

		596,057

Household Products — 0.3%
Avery Dennison Corp.	7,000	245,140
The Clorox Co.	3,600	218,916
Fortune Brands, Inc.	6,360	242,570
Kimberly-Clark Corp.	2,540	155,677

		862,303

Insurance — 5.6%
Alleghany Corp. (a)	302	85,164
Allied World Assurance Holdings Ltd.	2,400	76,968
Allstate Corp.	35,900	947,401
American Financial Group, Inc.	16,900	384,137
American International Group, Inc.	42,050	80,316
American National Insurance	880	60,086
Aon Corp.	19,160	810,468
Arch Capital Group Ltd. (a)	6,100	425,475
Assurant, Inc.	5,690	144,981
Axis Capital Holdings Ltd.	4,900	139,552
Chubb Corp.	31,060	1,609,529
Cincinnati Financial Corp.	11,120	289,009
CNA Financial Corp.	1,400	21,784
Conseco, Inc. (a)	13,400	24,924
Endurance Specialty Holdings Ltd.	13,400	405,216
Erie Indemnity Co. Class A	2,150	79,959
Everest Re Group Ltd.	3,200	239,040
Fidelity National Financial, Inc. Class A	6,700	60,367
First American Corp.	18,000	367,380
Genworth Financial, Inc. Class A	20,860	100,962
The Hanover Insurance Group, Inc.	100	3,925
The Hartford Financial Services Group, Inc.	15,890	163,985

	Number of Shares	Value

HCC Insurance Holdings, Inc.	7,570	$166,994
Lincoln National Corp.	22,198	382,694
Loews Corp.	13,420	445,678
Marsh & McLennan Cos., Inc.	41,200	1,207,984
MBIA, Inc.	11,100	109,113
Mercury General Corp.	7,290	374,487
Metlife, Inc. (a)	24,140	801,931
Nationwide Financial Services, Inc. Class A	2,250	106,447
Old Republic International Corp.	11,900	109,599
OneBeacon Insurance Group Ltd.	31,700	437,460
PartnerRe Ltd.	4,600	311,374
Principal Financial Group, Inc.	16,500	313,335
The Progressive Corp.	39,900	569,373
Protective Life Corp.	37,380	312,123
Prudential Financial, Inc.	34,400	1,032,000
Reinsurance Group of America, Inc. Class A	9,750	364,065
RenaissanceRe Holdings Ltd.	100	4,590
StanCorp Financial Group, Inc.	12,370	421,570
Torchmark Corp.	6,740	281,530
Transatlantic Holdings, Inc.	900	38,565
The Travelers Cos., Inc.	49,169	2,092,141
Unitrin, Inc.	2,150	45,150
Unum Group	32,300	508,725
W.R. Berkley Corp.	8,800	231,176
White Mountains Insurance Group Ltd.	400	137,800
XL Capital Ltd. Class A	11,750	113,975

		17,440,507

Internet — 0.4%
IAC/InterActiveCorp (a)	12,450	208,662
Liberty Media Holding Corp. Interactive Class A (a)	22,200	108,336
McAfee, Inc. (a)	2,100	68,355
Symantec Corp. (a)	78,350	985,643

		1,370,996

Investment Companies — 0.1%
Allied Capital Corp.	20,520	149,796

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Enhanced Index Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value

American Capital Strategies Ltd.	13,060	$183,493

		333,289

Iron & Steel — 0.4%
Carpenter Technology Corp.	5,000	90,500
Nucor Corp.	4,000	162,040
Reliance Steel & Aluminum Co.	7,100	177,784
Schnitzer Steel Industries, Inc. Class A	2,200	59,246
United States Steel Corp.	18,790	692,975

		1,182,545

Leisure Time — 0.2%
Carnival Corp.	12,100	307,340
Interval Leisure Group, Inc. (a)	33,920	246,259

		553,599

Machinery – Diversified — 0.2%
AGCO Corp. (a)	2,370	74,702
Flowserve Corp.	2,600	147,992
Gardner Denver, Inc. (a)	10,100	258,762
Zebra Technologies Corp. Class A (a)	2,200	44,528

		525,984

Manufacturing — 4.7%
Cooper Industries Ltd. Class A	2,600	80,470
Crane Co.	39,220	642,031
Danaher Corp.	4,700	278,428
Dover Corp.	16,000	508,320
Eastman Kodak Co.	18,400	168,912
General Electric Co.	543,590	10,605,441
Illinois Tool Works, Inc.	26,000	868,140
Ingersoll-Rand Co. Ltd. Class A	5,100	94,095
ITT Corp.	4,000	178,000
Leggett & Platt, Inc.	19,910	345,638
Pentair, Inc.	8,500	234,940
Teleflex, Inc.	3,420	181,226
Tyco International Ltd.	20,275	512,552

		14,698,193

Media — 3.6%
Comcast Corp. Class A	180,200	2,839,952

	Number of Shares	Value

Discovery Communications, Inc., Series C (a)	16,300	$217,116
The E.W. Scripps Co. Class A	3,466	16,117
Gannett Co., Inc.	13,300	146,300
Liberty Global, Inc. Class A (a)	18,600	306,714
Liberty Media Corp. Capital Class A (a)	81,560	555,424
The McGraw-Hill Cos., Inc.	10,100	271,084
News Corp. Class A	47,600	506,464
Time Warner, Inc.	316,770	3,196,209
Viacom, Inc. Class B (a)	4,300	86,946
The Walt Disney Co.	117,290	3,037,811
Washington Post Co. Class B	100	42,680

		11,222,817

Mining — 0.5%
Freeport-McMoRan Copper & Gold, Inc.	35,600	1,035,960
Vulcan Materials Co.	8,900	483,092

		1,519,052

Office Equipment/Supplies — 0.4%
Pitney Bowes, Inc.	11,900	294,882
Xerox Corp.	124,260	996,565

		1,291,447

Oil & Gas — 16.2%
Anadarko Petroleum Corp.	28,650	1,011,345
Apache Corp.	35,750	2,943,297
Chesapeake Energy Corp.	200	4,394
Chevron Corp.	139,695	10,421,247
Cimarex Energy Co.	8,800	356,048
ConocoPhillips	145,248	7,555,801
Devon Energy Corp.	28,850	2,332,811
Encore Aquisition Co. (a)	2,300	71,645
ENSCO International, Inc.	1,800	68,418
Exxon Mobil Corp.	294,180	21,804,622
Forest Oil Corp. (a)	5,500	160,655
Helmerich & Payne, Inc.	3,900	133,809
Marathon Oil Corp.	43,200	1,257,120
Mariner Energy, Inc. (a)	1,500	21,585
Nabors Industries Ltd. (a)	12,700	182,626
Newfield Exploration Co. (a)	100	2,298

	Number of Shares	Value

Noble Energy, Inc.	5,900	$305,738
Patterson-UTI Energy, Inc.	25,500	338,385
Pioneer Natural Resources Co.	6,500	180,895
Pride International, Inc. (a)	2,600	48,854
Questar Corp.	100	3,446
Sunoco, Inc.	2,800	85,400
Unit Corp. (a)	15,300	574,362
Valero Energy Corp.	42,664	878,025

		50,742,826

Oil & Gas Services — 0.1%
BJ Services Co.	300	3,855
Helix Energy Solutions Group, Inc. (a)	5,800	61,248
Oil States International, Inc. (a)	2,100	48,573
SEACOR Holdings, Inc. (a)	1,300	87,321

		200,997

Packaging & Containers — 0.6%
Bemis Co., Inc.	9,960	247,406
Owens-IIlinois, Inc. (a)	11,900	272,272
Pactiv Corp. (a)	14,700	346,332
Sealed Air Corp.	27,400	463,608
Sonoco Products Co.	17,200	433,096

		1,762,714

Pharmaceuticals — 4.9%
AmerisourceBergen Corp.	5,440	170,109
Barr Pharmaceuticals, Inc. (a)	4,800	308,448
Cardinal Health, Inc.	5,200	198,640
Eli Lilly & Co.	62,820	2,124,572
Forest Laboratories, Inc. (a)	22,500	522,675
Hospira, Inc. (a)	8,300	230,906
King Pharmaceuticals, Inc. (a)	62,220	546,914
Merck & Co., Inc.	34,010	1,052,610
NBTY, Inc. (a)	1,800	42,066
Omnicare, Inc.	6,800	187,476
Pfizer, Inc.	458,630	8,122,337
Watson Pharmaceuticals, Inc. (a)	22,360	585,161
Wyeth	43,610	1,403,370

		15,495,284

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Enhanced Index Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value

Pipelines — 0.4%
El Paso Corp.	950	$9,215
National Fuel Gas Co.	6,950	251,521
Oneok, Inc.	380	12,122
Spectra Energy Corp.	48,000	927,840

		1,200,698

Real Estate Investment Trusts (REITS) — 2.8%
AMB Property Corp.	9,790	235,254
Annaly Capital Management, Inc.	43,360	602,704
Apartment Investment & Management Co. Class A	22,000	321,860
AvalonBay Communities, Inc.	4,900	347,998
Camden Property Trust	1,600	53,936
CapitalSource, Inc.	28,800	213,120
CBL & Associates Properties, Inc.	32,200	297,206
Developers Diversified Realty Corp.	6,570	86,527
Duke Realty Corp.	8,900	125,579
Equity Residential	39,100	1,365,763
HCP, Inc.	11,600	347,188
Health Care, Inc.	7,300	324,923
Hospitality Properties Trust	17,940	182,091
Host Hotels & Resorts, Inc.	40,700	420,838
HRPT Properties Trust	189,870	685,431
iStar Financial, Inc.	8,000	8,480
Kimco Realty Corp.	7,800	176,124
Liberty Property Trust	22,970	547,834
Mack-Cali Realty Corp.	28,760	653,427
Nationwide Health Properties, Inc.	6,800	202,912
Prologis	24,200	338,800
Regency Centers Corp.	4,200	165,732
SL Green Realty Corp.	4,700	197,588
UDR, Inc.	7,800	154,128
Ventas, Inc.	6,600	237,996
Weingarten Realty Investors	24,000	490,800

		8,784,239

Retail — 3.9%
AnnTaylor Stores Corp. (a)	25,700	323,049
AutoNation, Inc. (a)	80,840	555,371
Barnes & Noble, Inc.	2,300	43,424
BJ’s Wholesale Club, Inc. (a)	16,000	563,200

	Number of Shares	Value

CVS Caremark Corp.	4,100	$125,665
Family Dollar Stores, Inc.	9,000	242,190
Foot Locker, Inc.	38,900	568,718
The Gap, Inc.	40,700	526,658
The Home Depot, Inc.	111,900	2,639,721
HSN, Inc. (a)	2,220	13,653
Jones Apparel Group, Inc.	57,230	635,825
Limited Brands, Inc.	10,600	126,988
Liz Claiborne, Inc.	10,500	85,575
Lowe’s Cos., Inc.	87,000	1,887,900
Macy’s, Inc.	40,544	498,286
McDonald’s Corp.	8,260	478,502
Phillips-Van Heusen Corp.	26,000	637,260
RadioShack Corp.	19,470	246,490
Sears Holdings Corp. (a)	3,910	225,763
Wal-Mart Stores, Inc.	32,500	1,813,825

		12,238,063

Savings & Loans — 0.6%
Astoria Financial Corp.	24,960	474,739
Capitol Federal Financial	2,500	116,275
Hudson City Bancorp, Inc.	26,650	501,287
New York Community Bancorp, Inc.	12,790	200,291
People’s United Financial, Inc.	18,000	315,000
Sovereign Bancorp, Inc. (a)	13,900	40,310
Washington Federal, Inc.	5,916	104,240

		1,752,142

Semiconductors — 0.8%
Integrated Device Technology, Inc. (a)	7,600	48,336
Intel Corp.	83,400	1,334,400
LSI Corp. (a)	19,500	75,075
Novellus Systems, Inc. (a)	33,680	532,144
QLogic Corp. (a)	43,550	523,471

		2,513,426

Software — 0.2%
CA, Inc.	8,590	152,902
Compuware Corp. (a)	39,290	250,670
Dun & Bradstreet Corp.	1,100	81,059

	Number of Shares	Value

Fidelity National Information Services, Inc.	5,100	$76,959
IMS Health, Inc.	3,900	55,926

		617,516

Telecommunications — 5.4%
Amdocs Ltd. (a)	6,300	142,128
AT&T, Inc.	366,714	9,816,934
CenturyTel, Inc.	22,680	569,495
Embarq Corp.	19,940	598,200
Frontier Communications Corp.	36,300	276,243
Motorola, Inc.	134,500	722,265
Telephone & Data Systems, Inc.	230	6,175
Verizon Communications, Inc.	140,158	4,158,488
Virgin Media, Inc.	11,500	66,240
Windstream Corp.	96,362	723,679

		17,079,847

Textiles — 0.1%
Cintas Corp.	5,000	118,500
Mohawk Industries, Inc. (a)	7,330	354,625

		473,125

Toys, Games & Hobbies — 0.1%
Hasbro, Inc.	6,770	196,804

Transportation — 1.1%
Alexander & Baldwin, Inc.	2,700	86,130
Con-way, Inc.	17,700	602,508
Norfolk Southern Corp.	29,900	1,792,206
Overseas Shipholding Group, Inc.	1,500	56,370
Ryder System, Inc.	13,790	546,360
Tidewater, Inc.	5,230	228,080

		3,311,654

Trucking & Leasing — 0.2%
GATX Corp.	19,700	562,435

TOTAL COMMON STOCK (Cost $411,045,120)		311,537,022

TOTAL EQUITIES (Cost $411,045,120)		311,537,022

TOTAL LONG-TERM INVESTMENTS (Cost $411,045,120)		311,537,022

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Enhanced Index Value Fund – Portfolio of Investments (Continued)

	Principal Amount	Value

SHORT-TERM INVESTMENTS — 0.3%
Repurchase Agreement — 0.3%
State Street Bank & Trust Co. Repurchase Agreement, dated 10/31/08, 0.100%, due 11/03/08 (b)	$868,813	$868,813

TOTAL SHORT-TERM INVESTMENTS (Cost $868,813)		868,813

TOTAL INVESTMENTS — 99.8% (Cost $411,913,933) (c)		312,405,835

Other Assets/(Liabilities) — 0.2%		542,100

NET ASSETS — 100.0%		$312,947,935

Notes to Portfolio of Investments

(a)	Non-income producing security.

(b)

Maturity value of $868,819. Collateralized by U.S. Government Agency obligations with a rate of 3.569%, maturity date of 5/25/36, and an aggregate market value, including accrued interest, of $888,881.

(c)	See Note 6 for aggregate cost for Federal tax purposes.

The remainder of this page is intentionally left blank.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Enhanced Index Core Equity Fund – Portfolio of Investments

October 31, 2008

	Number of Shares	Value

EQUITIES — 100.5%

COMMON STOCK — 100.5%

Advertising — 0.1%
Omnicom Group, Inc.	450	$13,293

Aerospace & Defense — 3.5%
Boeing Co.	300	15,681
General Dynamics Corp.	1,700	102,544
Goodrich Corp.	300	10,968
L-3 Communications Holdings, Inc.	750	60,877
Lockheed Martin Corp.	1,400	119,070
Northrop Grumman Corp.	1,800	84,402
Raytheon Co.	1,150	58,777
United Technologies Corp.	2,350	129,156

		581,475

Agriculture — 1.4%
Altria Group, Inc.	5,300	101,707
Lorillard, Inc.	200	13,172
Philip Morris International, Inc.	2,600	113,022
Reynolds American, Inc.	200	9,792

		237,693

Airlines — 0.2%
Southwest Airlines Co.	2,400	28,272

Apparel — 0.2%
Nike, Inc. Class B	400	23,052
VF Corp.	300	16,530

		39,582

Auto Manufacturers — 0.0%
General Motors Corp.	100	578

Automotive & Parts — 0.1%
Johnson Controls, Inc.	1,150	20,390

Banks — 6.8%
Bank of America Corp.	12,453	300,989
The Bank of New York Mellon Corp.	1,802	58,745
BB&T Corp.	2,600	93,210
Capital One Financial Corp.	1,209	47,296
Comerica, Inc.	300	8,277
Fifth Third Bancorp	550	5,968
Huntington Bancshares, Inc.	500	4,725

	Number of Shares	Value

KeyCorp	50	$612
M&T Bank Corp.	200	16,220
Marshall & Ilsley Corp.	550	9,917
National City Corp.	100	270
Northern Trust Corp.	550	30,970
PNC Financial Services Group, Inc.	600	40,002
Regions Financial Corp.	1,390	15,415
State Street Corp.	600	26,010
SunTrust Banks, Inc.	1,250	50,175
U.S. Bancorp	4,450	132,654
Wells Fargo & Co.	8,500	289,425
Zions Bancorp	200	7,622

		1,138,502

Beverages — 1.6%
Anheuser-Busch Cos., Inc.	1,650	102,349
Brown-Forman Corp. Class B	200	9,080
The Coca-Cola Co.	1,400	61,684
Coca-Cola Enterprises, Inc.	550	5,528
Constellation Brands, Inc. Class A (a)	550	6,897
Dr. Pepper Snapple Group, Inc. (a)	500	11,450
Molson Coors Brewing Co. Class B	200	7,472
The Pepsi Bottling Group, Inc.	450	10,404
PepsiCo, Inc.	1,000	57,010

		271,874

Biotechnology — 1.7%
Amgen, Inc. (a)	4,100	245,549
Biogen Idec, Inc. (a)	700	29,785
Millipore Corp. (a)	100	5,189

		280,523

Building Materials — 0.3%
Masco Corp.	4,150	42,123

Chemicals — 1.5%
Air Products & Chemicals, Inc.	400	23,252
Ashland, Inc.	1,700	38,403
CF Industries Holdings, Inc.	400	25,676
The Dow Chemical Co.	2,800	74,676
Eastman Chemical Co.	200	8,078

	Number of Shares	Value

Hercules, Inc.	300	$5,043
PPG Industries, Inc.	300	14,874
Rohm & Haas Co.	200	14,070
The Sherwin-Williams Co.	500	28,455
Sigma-Aldrich Corp.	300	13,158

		245,685

Coal — 0.0%
Massey Energy Co.	100	2,309
Peabody Energy Corp.	100	3,451

		5,760

Commercial Services — 1.6%
Apollo Group, Inc. Class A (a)	100	6,951
Automatic Data Processing, Inc.	900	31,455
Convergys Corp. (a)	7,900	60,751
Donnelley (R.R.) & Sons Co.	350	5,799
Equifax, Inc.	1,250	32,600
Mastercard, Inc. Class A	100	14,782
McKesson Corp.	1,000	36,790
Moody’s Corp.	100	2,560
Paychex, Inc.	300	8,562
Robert Half International, Inc.	400	7,548
Western Union Co.	4,250	64,855

		272,653

Computers — 5.8%
Affiliated Computer Services, Inc. Class A (a)	900	36,900
Apple, Inc. (a)	1,000	107,590
Computer Sciences Corp. (a)	250	7,540
Dell, Inc. (a)	4,200	51,030
EMC Corp. (a)	450	5,301
Hewlett-Packard Co.	7,950	304,326
International Business Machines Corp.	4,000	371,880
Lexmark International, Inc. Class A (a)	1,900	49,077
NetApp, Inc. (a)	850	11,500
Sun Microsystems, Inc. (a)	50	230
Teradata Corp. (a)	1,100	16,929

		962,303

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Enhanced Index Core Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value

Cosmetics & Personal Care — 2.8%
Avon Products, Inc.	800	$19,864
The Estee Lauder Cos., Inc. Class A	300	10,812
The Procter & Gamble Co.	6,882	444,164

		474,840

Distribution & Wholesale — 0.0%
Genuine Parts Co.	200	7,870

Diversified Financial — 4.2%
American Express Co.	1,900	52,250
Ameriprise Financial, Inc.	1,510	32,616
The Charles Schwab Corp.	1,150	21,988
CIT Group, Inc.	400	1,656
Citigroup, Inc.	9,350	127,627
Discover Financial Services	1,250	15,313
Franklin Resources, Inc.	100	6,800
The Goldman Sachs Group, Inc.	700	64,750
Invesco Ltd.	400	5,964
JP Morgan Chase & Co.	7,115	293,494
Merrill Lynch & Co., Inc.	300	5,577
Morgan Stanley	3,900	68,133

		696,168

Electric — 2.8%
Ameren Corp.	400	12,980
American Electric Power Co., Inc.	750	24,472
CenterPoint Energy, Inc.	1,500	17,280
Consolidated Edison, Inc.	550	23,826
Constellation Energy Group, Inc.	600	14,526
Dominion Resources, Inc.	1,300	47,164
DTE Energy Co.	750	26,475
Duke Energy Corp.	3,330	54,545
Edison International	800	28,472
FirstEnergy Corp.	400	20,864
FPL Group, Inc.	100	4,724
Integrys Energy Group, Inc.	200	9,534
Pepco Holdings, Inc.	400	8,260
PG&E Corp.	550	20,169
Pinnacle West Capital Corp.	600	18,990
Progress Energy, Inc.	500	19,685
Southern Co.	2,200	75,548

	Number of Shares	Value

TECO Energy, Inc.	1,100	$12,694
Wisconsin Energy Corp.	200	8,700
Xcel Energy, Inc.	850	14,807

		463,715

Electrical Components & Equipment — 0.4%
Emerson Electric Co.	1,950	63,824
Molex, Inc.	200	2,882

		66,706

Electronics — 1.0%
Agilent Technologies, Inc. (a)	700	15,533
Amphenol Corp. Class A	300	8,595
Applera Corp. Applied Biosystems Group	1,300	40,079
Jabil Circuit, Inc.	700	5,887
PerkinElmer, Inc.	1,050	18,837
Thermo Fisher Scientific, Inc. (a)	1,800	73,080
Tyco Electronics Ltd.	500	9,720

		171,731

Engineering & Construction — 0.3%
Fluor Corp.	1,400	55,902

Environmental Controls — 0.9%
Allied Waste Industries, Inc. (a)	2,600	27,092
Waste Management, Inc.	3,700	115,551

		142,643

Foods — 2.2%
Campbell Soup Co.	400	15,180
ConAgra Foods, Inc.	900	15,678
Dean Foods Co. (a)	400	8,744
General Mills, Inc.	900	60,966
Heinz (H.J.) Co.	700	30,674
The Hershey Co.	400	14,896
Kellogg Co.	500	25,210
Kraft Foods, Inc. Class A	3,000	87,420
The Kroger Co.	1,300	35,698
McCormick & Co., Inc.	300	10,098
Safeway, Inc.	900	19,143
Sara Lee Corp.	1,600	17,888
Sysco Corp.	1,100	28,820

		370,415

Forest Products & Paper — 0.5%
International Paper Co.	2,650	45,633
MeadWestvaco Corp.	2,200	30,866
Plum Creek Timber Co., Inc.	200	7,456

		83,955

	Number of Shares	Value

Gas — 0.4%
Nicor, Inc.	200	$9,242
NiSource, Inc.	600	7,776
Sempra Energy	1,200	51,108

		68,126

Hand & Machine Tools — 0.1%
The Black & Decker Corp.	100	5,062
The Stanley Works	200	6,548

		11,610

Health Care – Products — 4.3%
Bard (C.R.), Inc.	200	17,650
Baxter International, Inc.	800	48,392
Becton, Dickinson & Co.	400	27,760
Boston Scientific Corp. (a)	2,700	24,381
Covidien Ltd.	1,200	53,148
Johnson & Johnson	6,250	383,375
Medtronic, Inc.	2,700	108,891
St. Jude Medical, Inc. (a)	500	19,015
Varian Medical Systems, Inc. (a)	300	13,653
Zimmer Holdings, Inc. (a)	400	18,572

		714,837

Health Care – Services — 1.3%
Aetna, Inc.	1,200	29,844
Cigna Corp.	2,050	33,415
Coventry Health Care, Inc. (a)	200	2,638
Humana, Inc. (a)	200	5,918
Laboratory Corp. of America Holdings (a)	200	12,298
Quest Diagnostics, Inc.	600	28,080
UnitedHealth Group, Inc.	2,350	55,765
WellPoint, Inc. (a)	1,200	46,644

		214,602

Holding Company – Diversified — 0.0%
Leucadia National Corp.	200	5,368

Home Builders — 0.6%
Centex Corp.	1,850	22,662
D.R. Horton, Inc.	2,650	19,557
KB Home	500	8,345
Lennar Corp. Class A	3,100	23,994

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Enhanced Index Core Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value

Pulte Homes, Inc.	1,900	$21,166

		95,724

Home Furnishing — 0.1%
Harman International Industries, Inc.	400	7,348
Whirlpool Corp.	200	9,330

		16,678

Household Products — 0.4%
Avery Dennison Corp.	200	7,004
The Clorox Co.	250	15,203
Fortune Brands, Inc.	150	5,721
Kimberly-Clark Corp.	500	30,645

		58,573

Insurance — 3.7%
AFLAC, Inc.	1,100	48,708
Allstate Corp.	1,050	27,710
American International Group, Inc.	100	191
Aon Corp.	550	23,265
Assurant, Inc.	500	12,740
Chubb Corp.	1,750	90,685
Cincinnati Financial Corp.	696	18,089
Genworth Financial, Inc. Class A	800	3,872
The Hartford Financial Services Group, Inc.	600	6,192
Lincoln National Corp.	949	16,361
Loews Corp.	700	23,247
Marsh & McLennan Cos., Inc.	1,900	55,708
MBIA, Inc.	400	3,932
Metlife, Inc. (a)	1,350	44,847
Principal Financial Group, Inc.	500	9,495
The Progressive Corp.	2,700	38,529
Prudential Financial, Inc.	1,550	46,500
Torchmark Corp.	300	12,531
The Travelers Cos., Inc.	2,257	96,035
Unum Group	2,200	34,650
XL Capital Ltd. Class A	400	3,880

		617,167

Internet — 0.9%
eBay, Inc. (a)	1,200	18,324
Expedia, Inc. (a)	250	2,377
Google, Inc. Class A (a)	200	71,872
Symantec Corp. (a)	4,700	59,126
VeriSign, Inc. (a)	50	1,060

		152,759

	Number of Shares	Value

Investment Companies — 0.0%
American Capital Strategies Ltd.	400	$5,620

Iron & Steel — 0.5%
AK Steel Holding Corp.	500	6,960
Nucor Corp.	750	30,382
United States Steel Corp.	1,300	47,944

		85,286

Lodging — 0.0%
Starwood Hotels & Resorts Worldwide, Inc.	100	2,254

Machinery – Construction & Mining — 0.4%
Caterpillar, Inc.	1,550	59,164

Machinery – Diversified — 0.1%
Cummins, Inc.	600	15,510
Deere & Co.	100	3,856
Flowserve Corp.	100	5,692

		25,058

Manufacturing — 4.0%
3M Co.	1,300	83,590
Cooper Industries Ltd. Class A	450	13,928
Danaher Corp.	550	32,582
Dover Corp.	1,200	38,124
Eastman Kodak Co.	50	459
Eaton Corp.	250	11,150
General Electric Co.	15,650	305,331
Honeywell International, Inc.	1,900	57,855
Illinois Tool Works, Inc.	948	31,654
ITT Corp.	550	24,475
Leggett & Platt, Inc.	1,050	18,228
Parker Hannifin Corp.	500	19,385
Textron, Inc.	50	885
Tyco International Ltd.	1,257	31,777

		669,423

Media — 3.5%
CBS Corp. Class B	50	485
Comcast Corp. Class A	9,900	156,024
The DIRECTV Group, Inc. (a)	1,500	32,835
Gannett Co., Inc.	100	1,100
The McGraw-Hill Cos., Inc.	500	13,420
Meredith Corp.	100	1,937
News Corp. Class A	4,500	47,880
Time Warner, Inc.	19,000	191,710
Viacom, Inc. Class B (a)	1,600	32,352

	Number of Shares	Value

The Walt Disney Co.	4,100	$106,190

		583,933

Mining — 0.2%
Freeport-McMoRan Copper & Gold, Inc.	936	27,238
Vulcan Materials Co.	100	5,428

		32,666

Office Equipment/Supplies — 0.5%
Pitney Bowes, Inc.	1,400	34,692
Xerox Corp.	5,100	40,902

		75,594

Oil & Gas — 12.4%
Apache Corp.	900	74,097
Chesapeake Energy Corp.	650	14,281
Chevron Corp.	4,189	312,499
ConocoPhillips	5,193	270,140
Devon Energy Corp.	1,000	80,860
ENSCO International, Inc.	1,900	72,219
Exxon Mobil Corp.	10,850	804,202
Hess Corp.	950	57,199
Marathon Oil Corp.	1,300	37,830
Murphy Oil Corp.	400	20,256
Nabors Industries Ltd. (a)	2,000	28,760
Noble Corp.	1,100	35,431
Noble Energy, Inc.	50	2,591
Occidental Petroleum Corp.	3,750	208,275
Pioneer Natural Resources Co.	200	5,566
Questar Corp.	300	10,338
Southwestern Energy Co. (a)	100	3,562
Sunoco, Inc.	200	6,100
Tesoro Corp.	500	4,835
Valero Energy Corp.	1,200	24,696
XTO Energy, Inc.	100	3,595

		2,077,332

Oil & Gas Services — 0.2%
BJ Services Co.	1,400	17,990
Halliburton Co.	100	1,979
National Oilwell Varco, Inc. (a)	350	10,461
Schlumberger Ltd.	150	7,748

		38,178

Packaging & Containers — 0.2%
Bemis Co., Inc.	200	4,968

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Enhanced Index Core Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value

Pactiv Corp. (a)	300	$7,068
Sealed Air Corp.	1,500	25,380

		37,416

Pharmaceuticals — 5.6%
Abbott Laboratories	3,100	170,965
AmerisourceBergen Corp.	350	10,945
Barr Pharmaceuticals, Inc. (a)	200	12,852
Cardinal Health, Inc.	700	26,740
Eli Lilly & Co.	2,250	76,095
Express Scripts, Inc. (a)	1,000	60,610
Forest Laboratories, Inc. (a)	1,300	30,199
Hospira, Inc. (a)	400	11,128
King Pharmaceuticals, Inc. (a)	500	4,395
Medco Health Solutions, Inc. (a)	500	18,975
Merck & Co., Inc.	3,100	95,945
Pfizer, Inc.	15,250	270,077
Watson Pharmaceuticals, Inc. (a)	1,700	44,489
Wyeth	3,100	99,758

		933,173

Pipelines — 0.1%
Spectra Energy Corp.	1,150	22,230

Real Estate Investment Trusts (REITS) — 1.0%
Apartment Investment & Management Co. Class A	1,600	23,408
AvalonBay Communities, Inc.	100	7,102
Boston Properties, Inc.	200	14,176
Developers Diversified Realty Corp.	200	2,634
Equity Residential	1,250	43,662
HCP, Inc.	300	8,979
Host Hotels & Resorts, Inc.	1,100	11,374
Kimco Realty Corp.	300	6,774
Prologis	800	11,200
Public Storage	200	16,300
Simon Property Group, Inc.	200	13,406
Vornado Realty Trust	200	14,110

		173,125

	Number of Shares	Value

Retail — 6.2%
Abercrombie & Fitch Co. Class A	200	$5,792
AutoNation, Inc. (a)	4,300	29,541
AutoZone, Inc. (a)	200	25,458
Best Buy Co., Inc.	400	10,724
Big Lots, Inc. (a)	2,250	54,967
Coach, Inc. (a)	400	8,240
Darden Restaurants, Inc.	200	4,434
Family Dollar Stores, Inc.	450	12,110
The Gap, Inc.	3,000	38,820
The Home Depot, Inc.	4,000	94,360
Jones Apparel Group, Inc.	5,400	59,994
Limited Brands, Inc.	1,300	15,574
Lowe’s Cos., Inc.	2,800	60,760
Macy’s, Inc.	922	11,331
McDonald’s Corp.	2,600	150,618
Office Depot, Inc. (a)	100	360
Polo Ralph Lauren Corp.	1,000	47,170
RadioShack Corp.	4,350	55,071
Sears Holdings Corp. (a)	100	5,774
The TJX Cos., Inc.	2,500	66,900
Wal-Mart Stores, Inc.	5,000	279,050

		1,037,048

Savings & Loans — 0.1%
Hudson City Bancorp, Inc.	1,150	21,632
Sovereign Bancorp, Inc. (a)	1,050	3,045

		24,677

Semiconductors — 3.1%
Advanced Micro Devices, Inc. (a)	300	1,050
Altera Corp.	1,200	20,820
Analog Devices, Inc.	550	11,748
Applied Materials, Inc.	3,000	38,730
Broadcom Corp. Class A (a)	800	13,664
Intel Corp.	13,000	208,000
KLA-Tencor Corp.	200	4,650
Linear Technology Corp.	400	9,072
LSI Corp. (a)	1,900	7,315
MEMC Electronic Materials, Inc. (a)	100	1,838
Micron Technology, Inc. (a)	200	942

	Number of Shares	Value

National Semiconductor Corp.	600	$7,902
Novellus Systems, Inc. (a)	3,800	60,040
QLogic Corp. (a)	4,100	49,282
Texas Instruments, Inc.	2,400	46,944
Xilinx, Inc.	1,800	33,156

		515,153

Software — 3.4%
Adobe Systems, Inc. (a)	1,350	35,964
Autodesk, Inc. (a)	400	8,524
BMC Software, Inc. (a)	550	14,201
CA, Inc.	606	10,787
Compuware Corp. (a)	8,000	51,040
Fidelity National Information Services, Inc.	300	4,527
Fiserv, Inc. (a)	600	20,016
IMS Health, Inc.	400	5,736
Intuit, Inc. (a)	650	16,289
Microsoft Corp.	10,850	242,280
Oracle Corp. (a)	8,683	158,812

		568,176

Telecommunications — 4.6%
AT&T, Inc.	8,349	223,503
CenturyTel, Inc.	2,150	53,987
Cisco Systems, Inc. (a)	12,250	217,682
Embarq Corp.	718	21,540
Frontier Communications Corp.	7,300	55,553
Harris Corp.	200	7,190
Juniper Networks, Inc. (a)	350	6,559
Motorola, Inc.	3,100	16,647
Qualcomm, Inc.	500	19,130
Qwest Communications International, Inc.	1,400	4,004
Sprint Nextel Corp.	7,400	23,162
Verizon Communications, Inc.	2,050	60,823
Windstream Corp.	7,550	56,701

		766,481

Toys, Games & Hobbies — 0.1%
Hasbro, Inc.	650	18,896

Transportation — 2.6%
Burlington Northern Santa Fe Corp.	1,600	142,496
CSX Corp.	1,300	59,436
Norfolk Southern Corp.	2,000	119,880

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Enhanced Index Core Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value

Ryder System, Inc.	1,000	$39,620
Union Pacific Corp.	1,100	73,447

		434,879

TOTAL COMMON STOCK (Cost $21,527,582)		16,815,857

TOTAL EQUITIES (Cost $21,527,582)		16,815,857

TOTAL LONG-TERM INVESTMENTS (Cost $21,527,582)		16,815,857

	Principal Amount

SHORT-TERM INVESTMENTS — 0.1%

Repurchase Agreement — 0.1%
State Street Bank & Trust Co. Repurchase Agreement, dated 10/31/08, 0.100%, due 11/03/08 (b)	$10,878	10,878

TOTAL SHORT-TERM INVESTMENTS (Cost $10,878)		10,878

TOTAL INVESTMENTS — 100.6% (Cost $21,538,460) (c)		16,826,735

Other Assets/(Liabilities) — (0.6)%		(100,135)

NET ASSETS — 100.0%		$16,726,600

Notes to Portfolio of Investments

(a)	Non-income producing security.

(b)	Maturity value of $10,878. Collateralized by U.S. Government Agency obligations with a rate of 3.559%, maturity date of 5/25/36, and an aggregate market value, including accrued interest, of $13,875.

(c)	See Note 6 for aggregate cost for Federal tax purposes.

The remainder of this page is intentionally left blank.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Main Street Fund – Portfolio of Investments

October 31, 2008

	Number of Shares	Value

EQUITIES — 99.2%

COMMON STOCK — 99.2%

Advertising — 0.0%
Clear Channel Outdoor Holdings, Inc. Class A (a)	800	$4,992
Harte-Hanks, Inc.	1,900	13,338
Lamar Advertising Co. Class A (a)	1,500	22,755

		41,085

Aerospace & Defense — 3.6%
BE Aerospace, Inc. (a)	9,100	117,117
Boeing Co.	23,400	1,223,118
Esterline Technologies Corp. (a)	3,800	136,990
General Dynamics Corp.	9,400	567,008
Goodrich Corp.	3,200	116,992
L-3 Communications Holdings, Inc.	8,600	698,062
Northrop Grumman Corp.	30,300	1,420,767
Orbital Sciences Corp. (a)	2,200	45,078
Raytheon Co.	22,200	1,134,642
Spirit Aerosystems Holdings, Inc. Class A (a)	7,100	114,523
Triumph Group, Inc.	2,100	92,106
United Technologies Corp.	12,800	703,488

		6,369,891

Agriculture — 1.1%
Altria Group, Inc.	23,100	443,289
Lorillard, Inc.	3,604	237,359
Philip Morris International, Inc.	29,700	1,291,059
Universal Corp.	1,400	55,426

		2,027,133

Airlines — 0.2%
Alaska Air
Group, Inc. (a)	1,900	46,930
Continental Airlines, Inc. Class B (a)	7,000	132,440
SkyWest, Inc.	4,600	70,886
UAL Corp.	10,000	145,600

		395,856

	Number of Shares	Value

Apparel — 0.2%
Carter’s, Inc. (a)	3,200	$67,968
Quiksilver, Inc. (a)	7,300	18,907
Skechers U.S.A., Inc. Class A (a)	2,300	31,234
Timberland Co. Class A (a)	3,100	37,510
The Warnaco Group, Inc. (a)	3,200	95,392
Wolverine World Wide, Inc.	3,700	86,950

		337,961

Auto Manufacturers — 0.1%
Navistar International Corp. (a)	1,200	36,144
Oshkosh Corp.	9,400	72,004

		108,148

Automotive & Parts — 0.3%
ArvinMeritor, Inc.	6,600	39,072
Autoliv, Inc.	4,300	91,848
BorgWarner, Inc.	5,000	112,350
Exide Technologies (a)	700	3,325
The Goodyear Tire & Rubber Co. (a)	8,000	71,360
Lear Corp. (a)	7,800	15,678
Titan International, Inc.	5,000	57,800
TRW Automotive Holdings Corp. (a)	9,100	57,512
WABCO Holdings, Inc.	3,300	60,621

		509,566

Banks — 2.2%
Bank of America Corp.	61,383	1,483,627
Capital One Financial Corp.	2,700	105,624
Cathay General Bancorp	1,800	44,064
The Colonial BancGroup, Inc.	13,100	53,186
East West Bancorp, Inc.	4,900	85,015
First Bancorp	1,800	18,396
First Commonwealth Financial Corp.	200	2,212
First Horizon National Corp.	16,038	191,013
First Midwest Bancorp, Inc.	2,300	51,083
FirstMerit Corp.	2,700	62,964
Hancock Holding Co.	700	30,912

	Number of Shares	Value

International Bancshares Corp.	2,000	$51,940
National Penn Bancshares, Inc.	4,100	69,454
Old National Bancorp	3,400	64,396
Pacific Capital Bancorp	6,500	127,660
PacWest Bancorp	1,300	32,487
Park National Corp.	200	14,550
Popular, Inc.	17,000	129,200
Regions Financial Corp.	18,800	208,492
Sterling Financial Corp.	1,500	12,735
Susquehanna Bancshares, Inc.	4,100	63,509
SVB Financial Group (a)	100	5,145
Trustmark Corp.	1,700	34,884
UCBH Holdings, Inc.	5,500	29,040
Umpqua Holdings Corp.	2,000	34,040
Webster Financial Corp.	6,200	114,948
Wells Fargo & Co.	16,900	575,445
Westamerica Bancorp	200	11,450
Whitney Holding Corp.	1,100	20,900
Zions Bancorp	3,800	144,818

		3,873,189

Beverages — 0.8%
The Coca-Cola Co.	19,100	841,546
PepsiCo, Inc.	11,300	644,213

		1,485,759

Biotechnology — 1.0%
Amgen, Inc. (a)	19,100	1,143,899
Celera Corp. (a)	900	10,179
Genentech, Inc. (a)	6,500	539,110
Martek Biosciences Corp.	1,900	56,677
PDL BioPharma, Inc.	7,900	77,025

		1,826,890

Building Materials — 0.1%
Armstrong World Industries, Inc.	1,300	25,519
Lennox International, Inc.	4,100	122,262
Louisiana-Pacific Corp.	3,500	16,800
Owens Corning, Inc. (a)	5,000	78,650
Simpson Manufacturing Co., Inc.	600	13,824

		257,055

Chemicals — 1.8%
Ashland, Inc.	5,600	126,504

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Main Street Fund – Portfolio of Investments (Continued)

	Number of Shares	Value

Celanese Corp. Class A	2,400	$33,264
CF Industries Holdings, Inc.	2,200	141,218
Chemtura Corp.	18,500	32,005
Cytec Industries, Inc.	1,700	48,144
The Dow Chemical Co.	8,300	221,361
Eastman Chemical Co.	2,100	84,819
Ferro Corp.	3,400	52,632
H.B. Fuller Co.	5,300	93,651
Hercules, Inc.	8,700	146,247
Minerals Technologies, Inc.	1,800	102,168
Monsanto Co.	9,600	854,208
The Mosaic Co.	21,600	851,256
NewMarket Corp.	1,200	45,228
Nova Chemicals Corp.	3,500	46,025
Olin Corp.	2,600	47,216
Rockwood Holdings, Inc. (a)	200	2,470
RPM International, Inc.	7,600	107,920
Terra Industries, Inc.	4,700	103,353
Valhi, Inc.	300	4,296
The Valspar Corp.	4,700	96,115
W.R. Grace & Co. (a)	800	7,208
Westlake Chemical Corp.	2,300	41,929

		3,289,237

Coal — 0.1%
Foundation Coal Holdings, Inc.	6,800	141,168
Massey Energy Co.	3,200	73,888

		215,056

Commercial Services — 1.4%
Aaron Rents, Inc.	1,700	42,143
Administaff, Inc.	1,900	37,981
Arbitron, Inc.	600	19,548
Avis Budget Group, Inc. (a)	6,500	10,660
Career Education Corp. (a)	3,900	61,659
Chemed Corp.	2,600	113,854
Convergys Corp. (a)	12,200	93,818
Corinthian Colleges, Inc. (a)	2,500	35,700
The Corporate Executive Board Co.	1,300	38,779
CoStar Group, Inc. (a)	700	25,214
Deluxe Corp.	7,500	91,200
Donnelley (R.R.) & Sons Co.	8,300	137,531

	Number of Shares	Value

DynCorp International, Inc. (a)	200	$2,644
Emergency Medical Services Corp. Class A (a)	600	19,716
Equifax, Inc.	3,700	96,496
First Advantage Corp. Class A (a)	300	3,279
Gartner, Inc. (a)	4,200	77,280
Healthspring, Inc. (a)	2,800	46,256
Hertz Global Holdings, Inc. (a)	15,800	113,602
Hewitt Associates, Inc. Class A (a)	3,300	92,037
Hillenbrand, Inc.	300	5,700
Korn/Ferry International (a)	5,600	77,784
Manpower, Inc.	3,900	121,407
Monster Worldwide, Inc. (a)	12,700	180,848
MPS Group, Inc. (a)	11,200	87,248
Navigant Consulting, Inc. (a)	700	11,319
Net 1 UEPS Technologies, Inc. (a)	2,900	40,600
Pharmaceutical Product Development, Inc.	400	12,392
PHH Corp. (a)	2,900	23,374
Rent-A-Center, Inc. (a)	4,800	70,080
Resources Connection, Inc. (a)	3,100	53,754
Robert Half International, Inc.	8,600	162,282
RSC Holdings, Inc. (a)	800	5,872
Service Corp. International	8,600	59,340
TeleTech Holdings, Inc. (a)	3,600	32,544
Ticketmaster (a)	2,180	21,102
Total System Services, Inc.	6,500	89,310
Tree.com, Inc. (a)	363	984
TrueBlue, Inc. (a)	2,600	21,658
United Rentals, Inc. (a)	10,070	103,218
Watson Wyatt Worldwide, Inc. Class A	2,400	101,928
Western Union Co.	3,600	54,936

		2,497,077

	Number of Shares	Value

Computers — 5.8%
Affiliated Computer Services, Inc. Class A (a)	2,700	$110,700
Apple, Inc. (a)	11,700	1,258,803
Brocade Communications Systems, Inc. (a)	27,400	103,298
Cadence Design Systems, Inc. (a)	23,500	95,645
Computer Sciences Corp. (a)	5,600	168,896
Dell, Inc. (a)	15,200	184,680
DST Systems, Inc. (a)	1,700	68,986
Electronics for Imaging, Inc. (a)	2,600	27,560
EMC Corp. (a)	35,500	418,190
Hewlett-Packard Co.	82,800	3,169,584
International Business Machines Corp.	33,800	3,142,386
Jack Henry & Associates, Inc.	1,400	26,614
Lexmark International, Inc. Class A (a)	5,900	152,397
Mentor Graphics Corp. (a)	2,300	16,882
MICROS Systems, Inc. (a)	2,200	37,466
MTS Systems Corp.	100	3,248
NCR Corp. (a)	8,500	155,380
NetApp, Inc. (a)	4,000	54,120
Perot Systems Corp. Class A (a)	5,400	77,706
SanDisk Corp. (a)	10,300	91,567
Seagate Technology	48,200	326,314
Sun Microsystems, Inc. (a)	27,100	124,660
SYKES Enterprises, Inc. (a)	1,100	17,556
Synaptics, Inc. (a)	5,050	155,994
Synopsys, Inc. (a)	6,900	126,132
Teradata Corp. (a)	4,200	64,638
Unisys Corp. (a)	9,800	14,896
Western Digital Corp. (a)	8,600	141,900

		10,336,198

Cosmetics & Personal Care — 1.6%
Chattem, Inc. (a)	900	68,103
The Procter & Gamble Co.	42,592	2,748,888

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Main Street Fund – Portfolio of Investments (Continued)

	Number of Shares	Value

Revlon, Inc. Class A (a)	400	$4,756

		2,821,747

Distribution & Wholesale — 0.4%
Fossil, Inc. (a)	4,500	81,675
Genuine Parts Co.	2,200	86,570
Ingram Micro, Inc. Class A (a)	11,000	146,630
LKQ Corp. (a)	4,000	45,760
Owens & Minor, Inc.	900	38,943
Pool Corp.	800	13,928
ScanSource, Inc. (a)	300	5,952
Tech Data Corp. (a)	2,100	45,045
United Stationers, Inc. (a)	1,000	37,390
Watsco, Inc.	900	36,981
WESCO International, Inc. (a)	6,400	127,232

		666,106

Diversified Financial — 2.9%
AmeriCredit Corp. (a)	5,800	33,988
BlackRock, Inc.	1,500	197,010
Citigroup, Inc.	50,800	693,420
Discover Financial Services	17,800	218,050
E*Trade Financial Corp. (a)	22,400	40,768
Franklin Resources, Inc.	4,600	312,800
GAMCO Investors, Inc. Class A	100	3,807
The Goldman Sachs Group, Inc.	6,500	601,250
Greenhill & Co., Inc.	1,300	85,761
Interactive Brokers Group, Inc. (a)	2,100	44,877
JP Morgan Chase & Co.	40,100	1,654,125
KBW, Inc. (a)	1,400	40,992
Knight Capital Group, Inc. Class A (a)	5,800	83,868
Legg Mason, Inc.	5,500	122,045
The NASDAQ OMX Group, Inc. (a)	1,100	35,706
Nelnet, Inc. Class A	800	11,704
NYSE Euronext	10,800	325,944
Piper Jaffray Cos. (a)	1,300	51,285
Stifel Financial Corp. (a)	1,100	48,015
Student Loan Corp.	200	7,300
T. Rowe Price Group, Inc.	5,100	201,654

	Number of Shares	Value

TD Ameritrade Holding Corp. (a)	20,500	$272,445

		5,086,814

Electric — 0.7%
Avista Corp.	4,200	83,412
Duke Energy Corp.	45,900	751,842
FirstEnergy Corp.	1,400	73,024
Integrys Energy Group, Inc.	2,200	104,874
Mirant Corp. (a)	4,700	82,344
Progress Energy, Inc. (a) (b)	19,900	6,567
Reliant Energy, Inc. (a)	11,800	61,950
Unisource Energy Corp.	2,000	55,160

		1,219,173

Electrical Components & Equipment — 0.5%
Belden, Inc.	5,700	118,788
Emerson Electric Co.	11,200	366,576
Graftech International Ltd. (a)	16,500	133,815
Hubbell, Inc. Class B	2,200	78,914
Littelfuse, Inc. (a)	100	1,866
Molex, Inc.	8,300	119,603

		819,562

Electronics — 1.4%
Agilent Technologies, Inc. (a)	13,400	297,346
Amphenol Corp. Class A	3,900	111,735
Analogic Corp.	800	35,328
Arrow Electronics, Inc. (a)	6,900	120,405
Avnet, Inc. (a)	7,600	127,224
AVX Corp.	3,200	28,864
Benchmark Electronics, Inc. (a)	8,900	106,711
Brady Corp. Class A	1,500	46,500
Cogent, Inc. (a)	3,800	34,732
Coherent, Inc. (a)	1,800	45,540
Cymer, Inc. (a)	2,700	66,069
Dolby Laboratories, Inc. Class A (a)	2,700	85,239
FEI Co. (a)	800	16,808
Gentex Corp.	6,200	59,458
Itron, Inc. (a)	1,000	48,480
Jabil Circuit, Inc.	14,200	119,422
L-1 Identity Solutions, Inc. (a)	1,200	9,840
National Instruments Corp.	3,600	91,440
Plexus Corp. (a)	2,200	41,052

	Number of Shares	Value

Rofin-Sinar Technologies, Inc. (a)	1,300	$28,977
Technitrol, Inc.	700	4,039
Thermo Fisher Scientific, Inc. (a)	4,100	166,460
Thomas & Betts Corp. (a)	4,000	95,000
Trimble Navigation Ltd. (a)	6,100	125,477
Tyco Electronics Ltd.	9,000	174,960
Varian, Inc. (a)	1,000	36,850
Vishay Intertechnology, Inc. (a)	14,200	61,202
Watts Water Technologies, Inc. Class A	3,100	81,933
Woodward Governor Co.	4,700	150,870

		2,417,961

Energy – Alternate Sources — 0.0%
VeraSun Energy Corp. (a)	2,000	960

Engineering & Construction — 0.5%
Aecom Technology Corp. (a)	1,900	33,497
Chicago Bridge & Iron Co. NV	4,800	59,472
Emcor Group, Inc. (a)	7,800	138,606
Fluor Corp.	9,900	395,307
Granite Construction, Inc.	4,400	156,948
KBR, Inc.	2,100	31,164
Perini Corp. (a)	3,900	74,178

		889,172

Entertainment — 0.2%
DreamWorks Animation SKG, Inc. Class A (a)	6,300	177,030
International Speedway Corp. Class A	1,800	56,502
Speedway Motorsports, Inc.	1,200	19,140
Vail Resorts, Inc. (a)	1,100	36,586
Warner Music Group Corp.	2,700	11,178

		300,436

Environmental Controls — 0.3%
Clean Harbors, Inc. (a)	900	59,013
EnergySolutions, Inc.	300	1,353
Nalco Holding Co.	5,800	81,896

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Main Street Fund – Portfolio of Investments (Continued)

	Number of Shares	Value

Waste Management, Inc.	14,200	$443,466

		585,728

Foods — 1.3%
Del Monte Foods Co.	3,100	19,561
Fresh Del Monte Produce, Inc. (a)	600	12,666
The Kroger Co.	37,500	1,029,750
M&F Worldwide Corp. (a)	100	2,305
Pilgrim’s Pride Corp.	1,300	1,417
Ralcorp Holdings, Inc. (a)	900	60,912
Safeway, Inc.	49,700	1,057,119
SuperValu, Inc.	3,200	45,568
Weis Markets, Inc.	300	9,732
Winn-Dixie Stores, Inc. (a)	400	6,008

		2,245,038

Forest Products & Paper — 0.3%
Domtar Corp. (a)	26,900	66,712
International Paper Co.	17,200	296,184
MeadWestvaco Corp.	1,600	22,448
Rock-Tenn Co. Class A	2,000	60,820
Smurfit-Stone Container Corp. (a)	13,600	18,360
Temple-Inland, Inc.	12,000	71,160

		535,684

Gas — 0.1%
The Laclede Group, Inc.	1,200	62,784
New Jersey Resources Corp.	600	22,344
South Jersey Industries, Inc.	400	13,628
Southwest Gas Corp.	1,100	28,732
WGL Holdings, Inc.	2,100	67,599

		195,087

Hand & Machine Tools — 0.3%
Baldor Electric Co.	4,900	86,044
Kennametal, Inc.	5,900	125,198
Lincoln Electric Holdings, Inc.	2,500	107,875
Regal-Beloit Corp.	600	19,536
Snap-on, Inc.	3,700	136,715
The Stanley Works	3,400	111,316

		586,684

Health Care – Products — 1.7%
American Medical Systems Holdings, Inc. (a)	2,200	23,804

	Number of Shares	Value

Boston Scientific Corp. (a)	8,500	$76,755
Hillenbrand Industries, Inc.	2,600	59,176
Johnson & Johnson	46,500	2,852,310
PSS World Medical, Inc. (a)	1,000	18,140
Steris Corp.	1,200	40,848

		3,071,033

Health Care – Services — 2.2%
Aetna, Inc.	52,600	1,308,162
AMERIGROUP Corp. (a)	4,600	115,000
Brookdale Senior Living, Inc.	3,500	30,170
Centene Corp. (a)	5,000	94,200
Cigna Corp.	5,400	88,020
Coventry Health Care, Inc. (a)	5,300	69,907
Health Net, Inc. (a)	6,300	81,144
Kindred Healthcare, Inc. (a)	3,700	53,613
LifePoint Hospitals, Inc. (a)	4,500	107,865
Lincare Holdings, Inc. (a)	3,300	86,955
Magellan Health Services, Inc. (a)	800	29,552
Molina Healthcare, Inc. (a)	100	2,227
UnitedHealth Group, Inc.	9,640	228,757
Universal Health Services, Inc. Class B	2,400	100,896
WellCare Health Plans, Inc. (a)	2,200	53,174
WellPoint, Inc. (a)	36,200	1,407,094

		3,856,736

Home Builders — 0.2%
Centex Corp.	3,900	47,775
KB Home	1,300	21,697
Lennar Corp. Class A	9,200	71,208
Meritage Home Corp. (a)	1,300	17,849
Pulte Homes, Inc.	7,500	83,550
The Ryland Group, Inc.	2,700	50,733
Thor Industries, Inc.	4,500	80,550

		373,362

Home Furnishing — 0.1%
Harman International Industries, Inc.	3,700	67,969

	Number of Shares	Value

Tempur-Pedic International, Inc.	4,800	$37,488

		105,457

Household Products — 0.1%
American Greetings Corp. Class A	4,300	50,224
The Scotts Miracle-Gro Co. Class A	3,800	99,256

		149,480

Housewares — 0.1%
The Toro Co.	4,200	141,288

Insurance — 4.1%
Allied World Assurance Holdings Ltd.	2,200	70,554
American Financial Group, Inc.	6,700	152,291
American National Insurance	100	6,828
Amtrust Financial Services, Inc.	400	3,928
Arch Capital Group Ltd. (a)	2,000	139,500
Aspen Insurance Holdings Ltd.	4,900	112,504
Assured Guaranty Ltd.	700	7,861
Axis Capital Holdings Ltd.	7,200	205,056
Berkshire Hathaway, Inc. Class B (a)	231	887,040
Brown & Brown, Inc.	7,500	153,900
Chubb Corp.	27,000	1,399,140
Cincinnati Financial Corp.	5,600	145,544
CNA Financial Corp.	6,300	98,028
CNA Surety Corp. (a)	400	5,540
Conseco, Inc. (a)	2,200	4,092
Delphi Financial Group, Inc. Class A	1,500	23,625
Employers Holdings, Inc.	2,000	25,520
Endurance Specialty Holdings Ltd.	2,200	66,528
Everest Re Group Ltd.	1,100	82,170
FBL Financial Group, Inc. Class A	100	1,746
Fidelity National Financial, Inc. Class A	6,400	57,664
First American Corp.	1,000	20,410

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Main Street Fund – Portfolio of Investments (Continued)

	Number of Shares	Value

Flagstone Reinsurance Holdings Ltd.	200	$2,118
Genworth Financial, Inc. Class A	14,100	68,244
The Hanover Insurance Group, Inc.	2,300	90,275
Harleysville Group, Inc.	1,100	34,738
The Hartford Financial Services Group, Inc.	3,500	36,120
HCC Insurance Holdings, Inc.	5,700	125,742
IPC Holdings Ltd.	3,800	104,918
Lincoln National Corp.	5,200	89,648
Loews Corp.	19,337	642,182
Max Capital Group Ltd.	3,200	51,040
MGIC Investment Corp.	7,800	30,264
Montpelier Re Holdings Ltd.	1,700	24,327
Nationwide Financial Services, Inc. Class A	900	42,579
Navigators Group, Inc. (a)	500	25,255
Odyssey Re Holdings Corp.	3,700	145,928
OneBeacon Insurance Group Ltd.	1,000	13,800
PartnerRe Ltd.	3,000	203,070
Philadelphia Consolidated Holding Corp. (a)	2,900	169,621
The Phoenix Companies, Inc.	3,700	23,939
Platinum Underwriters Holdings Ltd.	3,900	123,786
ProAssurance Corp. (a)	1,700	93,415
Protective Life Corp.	4,300	35,905
Prudential Financial, Inc.	9,200	276,000
Reinsurance Group of America, Inc. Class A	100	3,734
RenaissanceRe Holdings Ltd.	1,600	73,440
RLI Corp.	1,200	68,868
Selective Insurance Group	2,800	66,500
StanCorp Financial Group, Inc.	3,400	115,872
State Auto Financial Corp.	300	7,902
Transatlantic Holdings, Inc.	800	34,280
The Travelers Cos., Inc.	12,600	536,130

	Number of Shares	Value

United Fire & Casualty Co.	100	$2,317
Unitrin, Inc.	2,200	46,200
Universal American Corp. (a)	800	7,080
Validus Holdings Ltd.	200	3,548
W.R. Berkley Corp.	8,300	218,041
Willis Group Holdings Ltd.	500	13,120
Zenith National Insurance Corp.	1,300	42,718

		7,362,133

Internet — 2.1%
Akamai Technologies, Inc. (a)	7,700	110,726
Avocent Corp. (a)	5,400	81,108
Check Point Software Technologies Ltd. (a)	6,700	135,474
Digital River, Inc. (a)	3,800	94,164
EarthLink, Inc. (a)	6,400	44,160
eBay, Inc. (a)	2,400	36,648
Expedia, Inc. (a)	10,000	95,100
F5 Networks, Inc. (a)	7,700	191,114
Google, Inc. Class A (a)	1,600	574,976
IAC/InterActiveCorp (a)	2,550	42,738
j2 Global Communications, Inc. (a)	5,400	87,048
Liberty Media Holding Corp. Interactive Class A (a)	14,400	70,272
Netflix, Inc. (a)	5,600	138,656
Priceline.com, Inc. (a)	1,900	99,997
RealNetworks, Inc. (a)	1,000	4,280
Sapient Corp. (a)	5,400	29,646
Sohu.com, Inc. (a)	1,900	104,386
Symantec Corp. (a)	113,900	1,432,862
TIBCO Software, Inc. (a)	25,200	129,780
Valueclick, Inc. (a)	5,700	42,180
VeriSign, Inc. (a)	5,200	110,240

		3,655,555

Iron & Steel — 1.2%
AK Steel Holding Corp.	9,400	130,848
Allegheny Technologies, Inc.	3,400	90,236
Carpenter Technology Corp.	4,300	77,830
Nucor Corp.	36,300	1,470,513
Olympic Steel, Inc.	300	6,858

	Number of Shares	Value

Reliance Steel & Aluminum Co.	3,900	$97,656
Schnitzer Steel Industries, Inc. Class A	4,100	110,413
United States Steel Corp.	4,500	165,960

		2,150,314

Leisure Time — 0.2%
Brunswick Corp.	11,400	39,558
Callaway Golf Co.	6,800	71,128
Carnival Corp.	2,000	50,800
Interval Leisure Group, Inc. (a)	2,180	15,827
Polaris Industries, Inc.	1,500	50,505
WMS Industries, Inc. (a)	2,500	62,500

		290,318

Lodging — 0.1%
Ameristar Casinos, Inc.	1,100	10,131
Boyd Gaming Corp.	6,500	44,200
Wyndham Worldwide Corp.	11,100	90,909

		145,240

Machinery – Construction & Mining — 0.5%
Caterpillar, Inc.	22,700	866,459
Joy Global, Inc.	3,500	101,430

		967,889

Machinery – Diversified — 1.0%
Applied Industrial Technologies, Inc.	3,000	60,570
Briggs & Stratton Corp.	3,200	50,432
Chart Industries, Inc. (a)	1,200	16,344
Cognex Corp.	1,300	20,826
Cummins, Inc.	24,200	625,570
Deere & Co.	2,600	100,256
Gardner Denver, Inc. (a)	5,400	138,348
Graco, Inc.	1,400	34,622
IDEX Corp.	5,500	127,490
Intermec, Inc. (a)	500	6,485
The Manitowoc Co., Inc.	6,500	63,960
Nordson Corp.	2,700	99,711
Robbins & Myers, Inc.	2,000	40,800
Rockwell Automation, Inc.	4,100	113,447
Roper Industries, Inc.	3,100	140,585
Sauer-Danfoss, Inc.	200	2,050
Wabtec Corp.	1,400	55,664

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Main Street Fund – Portfolio of Investments (Continued)

	Number of Shares	Value

Zebra Technologies Corp. Class A (a)	4,500	$91,080

		1,788,240

Manufacturing — 3.9%
3M Co.	8,800	565,840
A.O. Smith Corp.	2,400	75,720
Acuity Brands, Inc.	4,200	146,832
Ameron International Corp.	100	4,700
Barnes Group, Inc.	1,700	24,667
The Brink’s Co.	1,300	63,037
Carlisle Cos., Inc.	500	11,625
Ceradyne, Inc. (a)	3,600	84,600
Cooper Industries Ltd. Class A	4,900	151,655
Crane Co.	1,200	19,644
Dover Corp.	5,900	187,443
Eaton Corp.	300	13,380
EnPro Industries, Inc. (a)	2,700	59,967
General Electric Co.	154,100	3,006,491
Harsco Corp.	3,300	78,111
Honeywell International, Inc.	14,500	441,525
Illinois Tool Works, Inc.	12,500	417,375
Ingersoll-Rand Co. Ltd. Class A	28,100	518,445
Koppers Holdings, Inc.	1,200	28,548
Parker Hannifin Corp.	23,300	903,341
Pentair, Inc.	900	24,876
Teleflex, Inc.	200	10,598
Trinity Industries, Inc.	5,100	86,088
Tyco International Ltd.	4,350	109,968

		7,034,476

Media — 3.3%
Cablevision Systems Corp. Class A	3,500	62,055
CBS Corp. Class B	92,300	896,233
Cox Radio, Inc. Class A (a)	2,500	13,625
The DIRECTV Group, Inc. (a)	31,000	678,590
DISH Network Corp. Class A (a)	5,700	89,718
FactSet Research Systems, Inc.	1,400	54,306
Gannett Co., Inc.	9,700	106,700
Liberty Media Corp. Capital Class A (a)	2,000	13,620

	Number of Shares	Value

Liberty Media Corp. Entertainment Class A (a)	6,200	$99,820
The McGraw-Hill Cos., Inc.	13,100	351,604
Mediacom Communications Corp. (a)	200	888
Meredith Corp.	5,500	106,535
News Corp. Class A	59,100	628,824
Scholastic Corp.	2,600	48,282
Time Warner, Inc.	178,600	1,802,074
Viacom, Inc. Class B (a)	5,850	118,287
The Walt Disney Co.	30,100	779,590

		5,850,751

Metal Fabricate & Hardware — 0.4%
Circor International, Inc.	1,800	55,170
Commercial Metals Co.	8,900	98,790
Mueller Industries, Inc.	4,000	91,480
Mueller Water Products, Inc. Class A	3,700	25,900
Precision Castparts Corp.	5,400	349,974
Timken Co.	6,400	101,632
Worthington Industries, Inc.	5,400	65,178

		788,124

Mining — 1.8%
Alcoa, Inc.	82,500	949,575
Century Aluminum Co. (a)	6,400	80,448
Compass Minerals International, Inc.	600	32,958
Freeport-McMoRan Copper & Gold, Inc.	33,500	974,850
Kaiser Aluminum Corp.	1,100	36,916
Newmont Mining Corp.	3,000	79,020
RTI International Metals, Inc. (a)	200	3,158
Southern Copper Corp.	76,700	1,116,752

		3,273,677

Office Equipment/Supplies — 0.7%
Ikon Office Solutions, Inc.	5,000	86,150
Pitney Bowes, Inc.	5,300	131,334
Xerox Corp.	129,600	1,039,392

		1,256,876

Office Furnishings — 0.2%
Herman Miller, Inc.	4,900	107,800

	Number of Shares	Value

HNI Corp.	4,400	$80,608
Interface, Inc. Class A	4,700	33,135
Steelcase, Inc. Class A	11,600	107,880

		329,423

Oil & Gas — 17.8%
Anadarko Petroleum Corp.	38,200	1,348,460
Apache Corp.	23,200	1,910,056
Berry Petroleum Co. Class A	4,100	95,530
Bill Barrett Corp. (a)	1,700	34,680
BPZ Resources, Inc. (a)	200	1,980
Chesapeake Energy Corp.	13,200	290,004
Chevron Corp.	58,510	4,364,846
Cimarex Energy Co.	3,300	133,518
ConocoPhillips	54,039	2,811,109
CVR Energy, Inc. (a)	1,600	6,352
Delta Petroleum Corp. (a)	2,500	23,500
Denbury Resources, Inc. (a)	8,000	101,680
Devon Energy Corp.	9,500	768,170
Diamond Offshore Drilling, Inc.	1,300	115,440
ENSCO International, Inc.	3,000	114,030
Exxon Mobil Corp.	109,600	8,123,552
Frontier Oil Corp.	5,100	67,371
Grey Wolf, Inc. (a)	3,800	24,396
Helmerich & Payne, Inc.	3,100	106,361
Hess Corp.	20,000	1,204,200
Holly Corp.	1,000	19,630
Marathon Oil Corp.	55,700	1,620,870
Mariner Energy, Inc. (a)	8,000	115,120
Murphy Oil Corp.	16,600	840,624
Nabors Industries Ltd. (a)	5,900	84,842
Noble Corp.	35,400	1,140,234
Noble Energy, Inc.	24,400	1,264,408
Occidental Petroleum Corp.	43,700	2,427,098
Parker Drilling Co. (a)	8,200	41,984
Patterson-UTI Energy, Inc.	7,400	98,198
Pioneer Drilling Co. (a)	400	3,096
Plains Exploration & Production Co. (a)	4,600	129,720
Pride International, Inc. (a)	5,300	99,587
Rosetta Resources, Inc. (a)	4,200	44,310

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Main Street Fund – Portfolio of Investments (Continued)

	Number of Shares	Value

Stone Energy Corp. (a)	4,449	$134,982
Sunoco, Inc.	3,500	106,750
Swift Energy Co. (a)	3,200	102,656
Tesoro Corp.	6,100	58,987
Unit Corp. (a)	2,600	97,604
Valero Energy Corp.	54,600	1,123,668
W&T Offshore, Inc.	4,200	80,514
Whiting Petroleum Corp. (a)	1,100	57,189
XTO Energy, Inc.	10,100	363,095

		31,700,401

Oil & Gas Services — 2.0%
Baker Hughes, Inc.	9,700	339,015
Basic Energy Services, Inc. (a)	1,800	24,624
BJ Services Co.	8,000	102,800
Complete Production Services, Inc. (a)	4,300	53,277
Dresser-Rand Group, Inc. (a)	5,100	114,240
Halliburton Co.	23,100	457,149
Key Energy Services, Inc. (a)	9,200	57,040
Lufkin Industries, Inc.	800	41,856
National Oilwell Varco, Inc. (a)	6,900	206,241
Oil States International, Inc. (a)	6,400	148,032
Schlumberger Ltd.	14,500	748,925
SEACOR Holdings, Inc. (a)	1,800	120,906
Superior Energy Services, Inc. (a)	3,500	74,620
TETRA Technologies, Inc. (a)	1,300	9,048
Transocean, Inc. (a)	8,200	675,106
Weatherford International Ltd. (a)	23,700	400,056

		3,572,935

Packaging & Containers — 0.3%
Greif, Inc. Class A	700	28,406
Owens-IIlinois, Inc. (a)	6,200	141,856
Packaging Corp. of America	2,900	48,807
Sealed Air Corp.	7,900	133,668
Sonoco Products Co.	6,200	156,116

		508,853

Pharmaceuticals — 3.9%
Abbott Laboratories	6,900	380,535

	Number of Shares	Value

Alpharma, Inc. Class A (a)	2,400	$75,144
Cardinal Health, Inc.	1,300	49,660
Cubist Pharmaceuticals, Inc. (a)	2,700	68,553
Eli Lilly & Co.	19,800	669,636
Endo Pharmaceuticals Holdings, Inc. (a)	5,600	103,600
Forest Laboratories, Inc. (a)	8,190	190,254
Gilead Sciences, Inc. (a)	1,100	50,435
HealthExtras, Inc. (a)	1,300	21,931
Herbalife Ltd.	2,700	65,961
K-V Pharmaceutical Co. Class A (a)	300	5,100
King Pharmaceuticals, Inc. (a)	19,700	173,163
Medicis Pharmaceutical Corp. Class A	6,500	92,755
Merck & Co., Inc.	48,100	1,488,695
NBTY, Inc. (a)	4,600	107,502
Omnicare, Inc.	4,800	132,336
Pfizer, Inc.	155,200	2,748,592
Sepracor, Inc. (a)	5,100	67,932
Sirona Dental Systems, Inc. (a)	1,600	25,552
Warner Chilcott Ltd. Class A (a)	1,400	19,418
Watson Pharmaceuticals, Inc. (a)	5,900	154,403
Wyeth	9,000	289,620

		6,980,777

Pipelines — 0.1%
Spectra Energy Corp.	6,400	123,712
The Williams Cos., Inc.	5,200	109,044

		232,756

Real Estate Investment Trusts (REITS) — 0.0%
General Growth Properties, Inc.	4,800	19,872

Retail — 4.4%
Abercrombie &Fitch Co. Class A	3,300	95,568
Aeropostale, Inc. (a)	4,400	106,524
American Eagle Outfitters, Inc.	10,300	114,536
AnnTaylor Stores Corp. (a)	8,800	110,616
AutoNation, Inc. (a)	15,400	105,798
Barnes & Noble, Inc.	3,700	69,856

	Number of Shares	Value

bebe Stores, Inc.	3,900	$34,554
Best Buy Co., Inc.	37,300	1,000,013
Big Lots, Inc. (a)	6,400	156,352
Bob Evans Farms, Inc.	2,700	56,376
Brinker International, Inc.	3,900	36,270
Casey’s General Stores, Inc.	2,600	78,520
Cash America International, Inc.	3,600	127,332
CEC Entertainment, Inc. (a)	4,400	112,992
Children’s Place (a)	3,800	127,034
Chipotle Mexican Grill, Inc. Class B (a)	81	3,464
Coach, Inc. (a)	2,800	57,680
Copart, Inc. (a)	200	6,980
CVS Caremark Corp.	6,700	205,355
Dillard’s, Inc. Class A	11,300	60,229
Dollar Tree, Inc. (a)	5,900	224,318
Dress Barn, Inc. (a)	7,300	69,788
Ezcorp, Inc. (a)	900	14,256
Foot Locker, Inc.	7,500	109,650
The Gap, Inc.	66,600	861,804
Gymboree Corp. (a)	1,500	38,790
Hanesbrands, Inc. (a)	1,100	19,217
The Home Depot, Inc.	4,300	101,437
HSN, Inc. (a)	2,180	13,407
Jack in the Box, Inc. (a)	5,600	112,560
Jones Apparel Group, Inc.	9,000	99,990
Kohl’s Corp. (a)	1,700	59,721
Limited Brands, Inc.	13,000	155,740
Liz Claiborne, Inc.	14,500	118,175
Lowe’s Cos., Inc.	2,900	62,930
Macy’s, Inc.	12,800	157,312
McDonald’s Corp.	4,600	266,478
Men’s Wearhouse, Inc.	3,800	58,102
MSC Industrial Direct Co., Inc. Class A	3,100	111,166
Nordstrom, Inc.	3,100	56,079
Nu Skin Enterprises, Inc. Class A	1,900	24,491
Office Depot, Inc. (a)	17,900	64,440
OfficeMax, Inc.	900	7,245
Panera Bread Co. Class A (a)	400	18,048
Papa John’s International, Inc. (a)	700	15,792
Penske Auto Group, Inc.	4,000	32,760

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Main Street Fund – Portfolio of Investments (Continued)

	Number of Shares	Value

Phillips-Van Heusen Corp.	2,400	$58,824
Polo Ralph Lauren Corp.	1,800	84,906
RadioShack Corp.	9,000	113,940
Regis Corp.	1,700	21,029
Ross Stores, Inc.	2,500	81,725
Sally Beauty Co., Inc. (a)	7,200	36,576
Sonic Corp. (a)	2,000	21,400
Talbots, Inc.	4,300	42,183
The TJX Cos., Inc.	9,500	254,220
Tractor Supply Co. (a)	3,600	149,616
Urban Outfitters, Inc. (a)	2,800	60,872
Wal-Mart Stores, Inc.	23,000	1,283,630
Williams-Sonoma, Inc.	9,000	74,520
Zale Corp. (a)	4,700	80,182

		7,903,368

Savings & Loans — 0.0%
NewAlliance Bancshares, Inc.	1,700	23,460
Northwest Bancorp, Inc.	100	2,650
Provident Financial Services, Inc.	2,300	33,718

		59,828

Semiconductors — 5.4%
Altera Corp.	11,700	202,995
Amkor Technology, Inc. (a)	19,100	77,546
Analog Devices, Inc.	9,200	196,512
Applied Materials, Inc.	117,800	1,520,798
Atmel Corp. (a)	19,000	78,850
Broadcom Corp. Class A (a)	12,600	215,208
Cabot Microelectronics Corp. (a)	1,500	43,095
Cypress Semiconductor Corp. (a)	2,100	10,521
Emulex Corp. (a)	12,100	114,950
Entegris, Inc. (a)	4,000	10,760
Fairchild Semiconductor International, Inc. (a)	16,100	91,448
Integrated Device Technology, Inc. (a)	21,400	136,104
Intel Corp.	199,900	3,198,400
International Rectifier Corp. (a)	500	7,720
Intersil Corp. Class A	8,700	119,103
KLA-Tencor Corp.	6,400	148,800

	Number of Shares	Value

Linear Technology Corp.	400	$9,072
LSI Corp. (a)	34,300	132,055
Marvell Technology Group Ltd. (a)	18,300	127,368
MEMC Electronic Materials, Inc. (a)	7,100	130,498
Microsemi Corp. (a)	2,000	43,480
MKS Instruments, Inc. (a)	5,700	105,735
National Semiconductor Corp.	7,000	92,190
Novellus Systems, Inc. (a)	5,200	82,160
Nvidia Corp. (a)	15,000	131,400
PMC-Sierra, Inc. (a)	16,800	78,624
Power Integrations, Inc. (a)	500	10,495
QLogic Corp. (a)	8,000	96,160
Semtech Corp. (a)	8,800	106,656
Silicon Laboratories, Inc. (a)	3,400	88,264
Skyworks Solutions, Inc. (a)	7,900	56,327
Teradyne, Inc. (a)	20,900	106,590
Tessera Technologies, Inc. (a)	1,000	17,280
Texas Instruments, Inc.	97,400	1,905,144
Varian Semiconductor Equipment Associates, Inc. (a)	1,900	37,278
Verigy Ltd. (a)	2,900	42,050
Xilinx, Inc.	7,800	143,676

		9,715,312

Software — 5.1%
Acxiom Corp.	4,900	38,514
Adobe Systems, Inc. (a)	2,900	77,256
American Reprographics Co. (a)	500	5,320
Ansys, Inc. (a)	2,900	83,027
Autodesk, Inc. (a)	7,700	164,087
Avid Technology, Inc. (a)	1,800	26,694
BMC Software, Inc. (a)	2,100	54,222
Broadridge Financial Solutions LLC	7,800	94,380
CA, Inc.	32,500	578,500
Citrix Systems, Inc. (a)	6,500	167,505
Compuware Corp. (a)	20,400	130,152
Concur Technologies, Inc. (a)	1,300	32,799
Fair Isaac Corp.	6,700	104,453

	Number of Shares	Value

Fidelity National Information Services, Inc.	6,900	$104,121
Informatica Corp. (a)	3,800	53,390
Lawson Software, Inc. (a)	3,200	17,024
Microsoft Corp.	208,900	4,664,737
MicroStrategy, Inc. Class A (a)	300	11,811
Nuance Communications, Inc. (a)	7,200	65,880
Open Text Corp. (a)	2,000	51,900
Oracle Corp. (a)	107,475	1,965,718
Parametric Technology Corp. (a)	7,800	101,322
Progress Software Corp. (a)	1,500	34,410
Quest Software, Inc. (a)	4,900	64,925
Solera Holdings, Inc. (a)	1,100	27,379
Sybase, Inc. (a)	6,300	167,769
SYNNEX Corp. (a)	1,800	27,774
Take Two Interactive Software, Inc.	4,900	58,114
THQ, Inc. (a)	1,900	14,155
Wind River Systems, Inc. (a)	8,500	74,290

		9,061,628

Telecommunications — 6.0%
3Com Corp. (a)	13,300	36,309
ADTRAN, Inc.	4,800	72,960
Amdocs Ltd. (a)	8,000	180,480
Anixter International, Inc. (a)	1,700	57,137
AT&T, Inc.	109,552	2,932,707
Atheros Communications, Inc. (a)	2,300	41,331
Centennial Communications Corp. (a)	4,100	14,596
CenturyTel, Inc.	500	12,555
Ciena Corp. (a)	9,900	95,139
Cincinnati Bell, Inc. (a)	11,300	27,007
Cisco Systems, Inc. (a)	161,600	2,871,632
Comtech Telecommunications (a)	800	38,736
Corning, Inc.	9,600	103,968
EchoStar Corp. (a)	3,540	68,747
Embarq Corp.	5,700	171,000
Global Crossing Ltd. (a)	900	5,994

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Main Street Fund – Portfolio of Investments (Continued)

	Number of Shares	Value

Harris Corp.	3,800	$136,610
InterDigital, Inc. (a)	3,500	76,230
JDS Uniphase Corp. (a)	22,800	124,488
Mastec, Inc. (a)	3,900	34,008
NeuStar, Inc. Class A (a)	2,700	53,190
NII Holdings, Inc. (a)	5,100	131,376
NTELOS Holdings Corp.	2,900	75,400
Plantronics, Inc.	7,700	111,188
Polycom, Inc. (a)	4,800	100,848
Premiere Global Services, Inc. (a)	3,600	35,820
Qualcomm, Inc.	21,100	807,286
Qwest Communications International, Inc.	41,400	118,404
RF Micro Devices, Inc. (a)	9,900	19,701
Sprint Nextel Corp.	113,527	355,339
Syniverse Holdings, Inc. (a)	3,600	67,680
Tekelec (a)	4,900	62,181
Telephone & Data Systems, Inc.	4,800	128,880
Tellabs, Inc. (a)	37,000	156,880
TW Telecom, Inc. (a)	5,700	40,356
US Cellular Corp. (a)	1,900	72,789
Verizon Communications, Inc.	38,300	1,136,361
Viasat, Inc. (a)	400	7,288
Windstream Corp.	8,100	60,831

		10,643,432

Textiles — 0.0%
UniFirst Corp.	500	16,315

Transportation — 1.1%
Alexander & Baldwin, Inc.	1,500	47,850
Arkansas Best Corp.	3,800	110,922
Bristow Group, Inc. (a)	100	2,477
CSX Corp.	2,300	105,156
Excel Maritime Carriers Ltd.	800	9,152
Frontline Ltd.	2,100	66,780
Genco Shipping & Trading Ltd.	3,000	62,550
Gulfmark Offshore, Inc. (a)	1,200	44,400
Heartland Express, Inc.	2,100	32,214
Hub Group, Inc. Class A (a)	2,000	62,900
Nordic American Tanker Shipping	1,000	29,650
Norfolk Southern Corp.	16,800	1,006,992

	Number of Shares	Value

Old Dominion Freight Line, Inc. (a)	100	$3,034
Overseas Shipholding Group, Inc.	2,700	101,466
Pacer International, Inc.	1,200	13,548
Ryder System, Inc.	300	11,886
TBS International Ltd. (a)	200	1,712
Tidewater, Inc.	2,100	91,581
UTI Worldwide, Inc.	1,900	22,344
Werner Enterprises, Inc.	6,300	123,606
YRC Worldwide, Inc. (a)	3,600	16,488

		1,966,708

Trucking & Leasing — 0.0%
AMERCO (a)	200	9,052
GATX Corp.	800	22,840
Textainer Group Holdings Ltd.	600	6,618

		38,510

TOTAL COMMON STOCK (Cost $245,446,003)		176,951,320

TOTAL EQUITIES (Cost $245,446,003)		176,951,320

WARRANTS — 0.0%

Savings & Loans — 0.0%
Dime Bancorp, Inc. Warrants, Expires 12/26/50, Strike 0.00 (a) (b)	14,200	1,278

TOTAL WARRANTS (Cost $2,698)		1,278

RIGHTS — 0.0%

Computers — 0.0%
Seagate Technology (a) (b)	25,700	0

TOTAL RIGHTS (Cost $0)		0

TOTAL LONG-TERM INVESTMENTS (Cost $245,448,701)		176,952,598

	Principal Amount	Value

SHORT-TERM INVESTMENTS — 1.0%

Repurchase Agreement — 1.0%
State Street Bank & Trust Co. Repurchase Agreement, dated 10/31/08, 0.100%, due 11/03/08 (c)	$1,759,980	$1,759,980

TOTAL SHORT-TERM INVESTMENTS (Cost $1,759,980)		1,759,980

TOTAL INVESTMENTS — 100.2% (Cost $247,208,681) (d)		178,712,578

Other Assets/(Liabilities) — (0.2)%		(331,057)

NET ASSETS — 100.0%		$178,381,521

Notes to Portfolio of Investments

(a)	Non-income producing security.

(b)	This security is valued in good faith under procedures established by the Board of Trustees.

(c)

Maturity value of $1,759,995. Collateralized by U.S. Government Agency obligations with a rate of 2.788%, maturity date of 8/15/36, and an aggregate market value, including accrued interest, of $1,796,156.

(d)	See Note 6 for aggregate cost for Federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Capital Appreciation Fund – Portfolio of Investments

October 31, 2008

	Number of Shares	Value

EQUITIES — 98.5%

COMMON STOCK — 98.5%

Advertising — 1.3%
Focus Media Holding Ltd. ADR (Cayman Islands) (a)	461,700	$8,555,301

Aerospace & Defense — 4.8%
General Dynamics Corp.	114,000	6,876,480
Lockheed Martin Corp.	158,500	13,480,425
United Technologies Corp.	213,100	11,711,976

		32,068,881

Banks — 0.8%
Julius Baer Holding AG	71,130	2,779,964
Northern Trust Corp.	46,100	2,595,891

		5,375,855

Beverages — 1.6%
PepsiCo, Inc.	191,300	10,906,013

Biotechnology — 3.5%
Amgen, Inc. (a)	63,300	3,791,037
Celgene Corp. (a)	174,100	11,187,666
Genentech, Inc. (a)	41,000	3,400,540
Illumina, Inc. (a)	165,000	5,086,950

		23,466,193

Chemicals — 7.0%
Monsanto Co.	292,200	25,999,956
Potash Corp. of Saskatchewan, Inc.	75,400	6,428,604
Praxair, Inc.	229,240	14,934,986

		47,363,546

Commercial Services — 3.5%
Mastercard, Inc. Class A	77,500	11,456,050
SAIC, Inc. (a)	83,800	1,547,786
Visa, Inc. Class A	192,110	10,633,289

		23,637,125

Computers — 7.2%
Affiliated Computer Services, Inc. Class A (a)	144,300	5,916,300
Apple, Inc. (a)	185,600	19,968,704
Cognizant Technology Solutions Corp. Class A (a)	101,000	1,939,200
NetApp, Inc. (a)	407,900	5,518,887

	Number of Shares	Value

Research In Motion Ltd. (a)	299,000	$15,078,570

		48,421,661

Diversified Financial — 5.4%
BM&F BOVESPA SA	958,000	2,608,182
CME Group, Inc.	14,500	4,091,175
Credit Suisse Group	181,208	6,866,642
Fortress Investment Group LLC Class A	446,500	2,187,850
The Goldman Sachs Group, Inc.	37,740	3,490,950
IntercontinentalExchange, Inc. (a)	140,300	12,004,068
T. Rowe Price Group, Inc.	127,400	5,037,396

		36,286,263

Electronics — 1.6%
Thermo Fisher Scientific, Inc. (a)	269,100	10,925,460

Engineering & Construction — 2.1%
ABB Ltd. (a)	644,879	8,465,828
McDermott
International, Inc. (a)	317,200	5,433,636

		13,899,464

Foods — 3.8%
Cadbury Schweppes PLC	1,163,526	10,734,576
Nestle SA	392,335	15,183,682

		25,918,258

Health Care – Products — 5.6%
Bard (C.R.), Inc.	66,300	5,850,975
Baxter International, Inc.	228,400	13,815,916
Henry Schein, Inc. (a)	128,800	6,029,128
Intuitive Surgical, Inc. (a)	17,800	3,075,662
Medtronic, Inc.	129,300	5,214,669
Stryker Corp.	76,400	4,084,344

		38,070,694

Health Care – Services — 0.7%
Covance, Inc. (a)	99,800	4,990,000

Insurance — 0.5%
Prudential Financial, Inc.	105,320	3,159,600

Internet — 5.9%
Amazon.com, Inc. (a)	22,400	1,282,176

	Number of Shares	Value

eBay, Inc. (a)	391,500	$5,978,205
F5 Networks, Inc. (a)	266,400	6,612,048
Google, Inc. Class A (a)	72,700	26,125,472

		39,997,901

Lodging — 0.7%
Las Vegas Sands Corp. (a)	353,200	5,011,908

Machinery – Construction & Mining — 0.7%
Joy Global, Inc.	152,100	4,407,858

Media — 1.6%
Cablevision Systems Corp. Class A	226,000	4,006,980
Liberty Global, Inc. Class A (a)	152,600	2,516,374
The McGraw-Hill Cos., Inc.	158,700	4,259,508

		10,782,862

Oil & Gas — 6.5%
Devon Energy Corp.	87,900	7,107,594
Occidental Petroleum Corp.	194,300	10,791,422
Range Resources Corp.	298,880	12,618,713
XTO Energy, Inc.	361,225	12,986,039

		43,503,768

Oil & Gas Services — 3.3%
Cameron International Corp. (a)	101,700	2,467,242
Schlumberger Ltd.	222,900	11,512,785
Smith International, Inc.	130,900	4,513,432
Transocean, Inc. (a)	41,900	3,449,627

		21,943,086

Pharmaceuticals — 7.6%
Allergan, Inc.	152,000	6,029,840
DENTSPLY International, Inc.	182,500	5,544,350
Express Scripts, Inc. (a)	233,200	14,134,252
Gilead Sciences, Inc. (a)	277,500	12,723,375
Roche Holding AG	48,859	7,425,179
Shire Ltd.	385,940	5,122,122

		50,979,118

Real Estate — 0.6%
Jones Lang Lasalle, Inc.	121,900	4,012,948

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Capital Appreciation Fund – Portfolio of Investments (Continued)

	Number of Shares	Value

Retail — 4.2%
Abercrombie &Fitch Co. Class A	102,300	$2,962,608
Burger King Holdings, Inc.	194,500	3,866,660
Coach, Inc. (a)	169,300	3,487,580
Polo Ralph Lauren Corp.	159,900	7,542,483
Wal-Mart Stores, Inc.	185,700	10,363,917

		28,223,248

Semiconductors — 3.7%
Broadcom Corp. Class A (a)	438,480	7,489,238
Microchip Technology, Inc.	293,300	7,223,979
Nvidia Corp. (a)	514,900	4,510,524
Texas Instruments, Inc.	300,700	5,881,692

		25,105,433

Software — 5.9%
Adobe Systems, Inc. (a)	356,560	9,498,758
Autodesk, Inc. (a)	373,700	7,963,547
Electronic Arts, Inc. (a)	58,500	1,332,630
Microsoft Corp.	204,690	4,570,728
MSCI, Inc. Class A (a)	253,729	4,374,288
Oracle Corp. (a)	415,900	7,606,811
Salesforce.com, Inc. (a)	143,300	4,436,568

		39,783,330

Telecommunications — 8.4%
Cisco Systems, Inc. (a)	762,190	13,544,116
Crown Castle International Corp. (a)	493,900	10,455,863
NII Holdings, Inc. (a)	386,000	9,943,360
Qualcomm, Inc.	601,500	23,013,390

		56,956,729

TOTAL COMMON STOCK (Cost $861,645,525)		663,752,503

TOTAL EQUITIES (Cost $861,645,525)		663,752,503

TOTAL LONG-TERM INVESTMENTS (Cost $861,645,525)		663,752,503

	Principal Amount	Value

SHORT-TERM INVESTMENTS — 1.6%

Repurchase Agreement — 1.6%
State Street Bank & Trust Co. Repurchase Agreement, dated 10/31/08, 0.100%, due 11/03/08 (b)	$10,591,284	$10,591,284

TOTAL SHORT-TERM INVESTMENTS (Cost $10,591,284)		10,591,284

TOTAL INVESTMENTS — 100.1% (Cost $872,236,809) (c)		674,343,787

Other Assets/(Liabilities) — (0.1)%		(621,012)

NET ASSETS — 100.0%		$673,722,775

Notes to Portfolio of Investments

ADR	- American Depositary Receipt

(a)	Non-income producing security.

(b)

Maturity value of $10,591,372. Collateralized by U.S. Government Agency obligations with a rate of 2.737%, maturity date of 8/15/36, and an aggregate market value, including accrued interest, of $10,805,430.

(c)	See Note 6 for aggregate cost for Federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Growth Fund – Portfolio of Investments

October 31, 2008

	Number of Shares	Value

EQUITIES — 98.6%

COMMON STOCK — 98.6%

Advertising — 1.3%
Focus Media Holding Ltd. ADR (Cayman Islands) (a)	8,820	$163,435

Aerospace & Defense — 4.6%
General Dynamics Corp.	2,076	125,224
Lockheed Martin Corp.	3,000	255,150
United Technologies Corp.	4,000	219,840

		600,214

Banks — 0.8%
Julius Baer Holding AG	1,381	53,973
Northern Trust Corp.	900	50,679

		104,652

Beverages — 1.6%
PepsiCo, Inc.	3,680	209,797

Biotechnology — 3.4%
Amgen, Inc. (a)	1,200	71,868
Celgene Corp. (a)	3,209	206,210
Genentech, Inc. (a)	800	66,352
Illumina, Inc. (a)	3,080	94,957

		439,387

Chemicals — 7.0%
Monsanto Co.	5,564	495,085
Potash Corp. of Saskatchewan, Inc.	1,460	124,480
Praxair, Inc.	4,430	288,614

		908,179

Commercial Services — 3.5%
Mastercard, Inc. Class A	1,490	220,252
SAIC, Inc. (a)	1,600	29,552
Visa, Inc. Class A	3,620	200,367

		450,171

Computers — 7.2%
Affiliated Computer Services, Inc. Class A (a)	2,791	114,431
Apple, Inc. (a)	3,562	383,236
Cognizant Technology Solutions Corp. Class A (a)	1,946	37,363
NetApp, Inc. (a)	7,769	105,114

	Number of Shares	Value

Research In Motion Ltd. (a)	5,730	$288,964

		929,108

Diversified Financial — 5.3%
BM&F BOVESPA SA	18,280	49,768
CME Group, Inc.	249	70,255
Credit Suisse Group	3,486	132,098
Fortress Investment Group LLC Class A	8,610	42,189
The Goldman Sachs Group, Inc.	730	67,525
IntercontinentalExchange, Inc. (a)	2,720	232,723
T. Rowe Price Group, Inc.	2,430	96,082

		690,640

Electronics — 1.6%
Thermo Fisher Scientific, Inc. (a)	5,210	211,526

Engineering & Construction — 2.1%
ABB Ltd. (a)	12,272	161,104
McDermott International, Inc. (a)	6,130	105,007

		266,111

Foods — 3.9%
Cadbury Schweppes PLC	22,661	209,068
Nestle SA	7,460	288,708

		497,776

Health Care – Products — 5.7%
Bard (C.R.), Inc.	1,295	114,284
Baxter International, Inc.	4,450	269,181
Henry Schein, Inc. (a)	2,452	114,778
Intuitive Surgical, Inc. (a)	300	51,837
Medtronic, Inc.	2,480	100,018
Stryker Corp.	1,570	83,932

		734,030

Health Care – Services — 0.8%
Covance, Inc. (a)	1,940	97,000

Insurance — 0.5%
Prudential Financial, Inc.	2,062	61,860

Internet — 6.1%
Amazon.com, Inc. (a)	400	22,896

	Number of Shares	Value

eBay, Inc. (a)	7,433	$113,502
F5 Networks, Inc. (a)	5,066	125,738
Google, Inc. Class A (a)	1,470	528,259

		790,395

Lodging — 0.7%
Las Vegas Sands Corp. (a)	6,656	94,449

Machinery – Construction & Mining — 0.6%
Joy Global, Inc.	2,900	84,042

Media — 1.6%
Cablevision Systems Corp. Class A	4,400	78,012
Liberty Global, Inc. Class A (a)	2,990	49,305
The McGraw-Hill Cos., Inc.	2,980	79,983

		207,300

Oil & Gas — 6.6%
Devon Energy Corp.	1,800	145,548
Occidental Petroleum Corp.	3,723	206,776
Range Resources Corp.	5,720	241,498
XTO Energy, Inc.	7,032	252,800

		846,622

Oil & Gas Services — 3.3%
Cameron International Corp. (a)	2,000	48,520
Schlumberger Ltd.	4,266	220,339
Smith International, Inc.	2,480	85,511
Transocean, Inc. (a)	810	66,687

		421,057

Pharmaceuticals — 7.5%
Allergan, Inc.	2,922	115,916
DENTSPLY International, Inc.	3,520	106,938
Express Scripts, Inc. (a)	4,400	266,684
Gilead Sciences, Inc. (a)	5,324	244,105
Roche Holding AG	937	142,397
Shire Ltd.	7,410	98,344

		974,384

Real Estate — 0.6%
Jones Lang Lasalle, Inc.	2,310	76,045

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value

Retail — 4.2%
Abercrombie & Fitch Co. Class A	1,940	$56,182
Burger King Holdings, Inc.	3,710	73,755
Coach, Inc. (a)	3,300	67,980
Polo Ralph Lauren Corp.	3,071	144,859
Wal-Mart Stores, Inc.	3,600	200,916

		543,692

Semiconductors — 3.7%
Broadcom Corp. Class A (a)	8,298	141,730
Microchip Technology, Inc.	5,670	139,652
Nvidia Corp. (a)	9,870	86,461
Texas Instruments, Inc.	5,800	113,448

		481,291

Software — 5.9%
Adobe Systems, Inc. (a)	6,696	178,381
Autodesk, Inc. (a)	7,147	152,303
Electronic Arts, Inc. (a)	1,100	25,058
Microsoft Corp.	3,954	88,293
MSCI, Inc. Class A (a)	4,850	83,614
Oracle Corp. (a)	8,110	148,332
Salesforce.com, Inc. (a)	2,700	83,592

		759,573

Telecommunications — 8.5%
Cisco Systems, Inc. (a)	14,684	260,935
Crown Castle International Corp. (a)	9,659	204,481
NII Holdings, Inc. (a)	7,526	193,870
Qualcomm, Inc.	11,510	440,372

		1,099,658

TOTAL COMMON STOCK (Cost $17,705,979)		12,742,394

TOTAL EQUITIES (Cost $17,705,979)		12,742,394

TOTAL LONG-TERM INVESTMENTS (Cost $17,705,979)		12,742,394

	Principal Amount	Value

SHORT-TERM INVESTMENTS — 0.1%

Repurchase Agreement — 0.1%
State Street Bank & Trust Co. Repurchase Agreement, dated 10/31/08, 0.100%, due 11/03/08 (b)	$9,163	$9,163

TOTAL SHORT-TERM INVESTMENTS (Cost $9,163)		9,163

TOTAL INVESTMENTS — 98.7% (Cost $17,715,142) (c)		12,751,557

Other Assets/(Liabilities) — 1.3%		164,016

NET ASSETS — 100.0%		$12,915,573

Notes to Portfolio of Investments

ADR	- American Depositary Receipt

(a)	Non-income producing security.

(b)	Maturity value of $9,163. Collateralized by U.S. Government Agency obligations with a rate of 2.737%, maturity date of 8/15/36, and an aggregate market value, including accrued interest, of $10,532.

(c)	See Note 6 for aggregate cost for Federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Enhanced Index Growth Fund – Portfolio of Investments

October 31, 2008

	Number of Shares	Value

EQUITIES — 100.3%

COMMON STOCK — 100.3%

Advertising — 0.3%
Interpublic Group of Cos., Inc. (a)	18,000	$93,420
Omnicom Group, Inc.	13,300	392,882

		486,302

Aerospace & Defense — 2.7%
Alliant Techsystems, Inc. (a)	300	24,762
Boeing Co.	3,530	184,513
Goodrich Corp.	5,160	188,650
L-3 Communications Holdings, Inc.	7,750	629,068
Lockheed Martin Corp.	13,130	1,116,706
Northrop Grumman Corp.	7,290	341,828
Raytheon Co.	9,610	491,167
Rockwell Collins, Inc.	5,180	192,851
United Technologies Corp.	22,070	1,212,967

		4,382,512

Agriculture — 2.8%
Altria Group, Inc.	62,270	1,194,961
Lorillard, Inc.	2,900	190,994
Philip Morris International, Inc.	73,470	3,193,741

		4,579,696

Airlines — 0.2%
Copa Holdings SA Class A	11,900	301,903
Delta Air Lines, Inc. (a)	2,900	31,842

		333,745

Apparel — 0.4%
Nike, Inc. Class B	12,000	691,560

Auto Manufacturers — 0.1%
Oshkosh Corp.	26,300	201,458

Automotive & Parts — 0.2%
BorgWarner, Inc.	3,140	70,556
Johnson Controls, Inc.	1,700	30,141
WABCO Holdings, Inc.	8,400	154,308

		255,005

Banks — 0.5%
Northern Trust Corp.	10,570	595,197

	Number of Shares	Value

State Street Corp.	4,127	$178,905

		774,102

Beverages — 3.1%
Anheuser-Busch Cos., Inc.	12,140	753,044
Brown-Forman Corp. Class B	2,425	110,095
The Coca-Cola Co.	57,580	2,536,975
PepsiCo, Inc.	30,070	1,714,291

		5,114,405

Biotechnology — 1.5%
Abraxis BioScience, Inc. (a)	100	6,334
Biogen Idec, Inc. (a)	12,190	518,684
Charles River Laboratories International, Inc. (a)	1,100	39,413
Genentech, Inc. (a)	16,800	1,393,392
Genzyme Corp. (a)	5,000	364,400
Invitrogen Corp. (a)	1,840	52,974
Millipore Corp. (a)	2,050	106,375

		2,481,572

Building Materials — 0.1%
Lennox International, Inc.	5,610	167,290

Chemicals — 2.8%
Air Products & Chemicals, Inc.	7,230	420,280
Airgas, Inc.	3,550	136,178
Albemarle Corp.	1,800	43,830
Celanese Corp. Class A	4,490	62,231
CF Industries Holdings, Inc.	3,600	231,084
FMC Corp.	1,000	43,540
International Flavors & Fragrances, Inc.	2,700	86,076
Intrepid Potash, Inc. (a)	2,000	43,480
Monsanto Co.	20,360	1,811,633
The Mosaic Co.	6,720	264,835
PPG Industries, Inc.	3,000	148,740
Rohm & Haas Co.	3,800	267,330
The Sherwin-Williams Co.	10,790	614,059
Sigma-Aldrich Corp.	2,270	99,562
Terra Industries, Inc.	15,300	336,447

		4,609,305

	Number of Shares	Value

Coal — 0.4%
Alpha Natural Resources, Inc. (a)	2,800	$100,156
Arch Coal, Inc.	100	2,141
CONSOL Energy, Inc.	100	3,139
Massey Energy Co.	5,060	116,835
Peabody Energy Corp.	11,300	389,963
Walter Industries, Inc.	1,700	65,875

		678,109

Commercial Services — 3.7%
Accenture Ltd. Class A	20,390	673,889
Alliance Data Systems Corp. (a)	4,900	245,784
Apollo Group, Inc. Class A (a)	5,310	369,098
Automatic Data Processing, Inc.	29,480	1,030,326
DeVry, Inc.	2,100	119,049
Equifax, Inc.	2,360	61,549
FTI Consulting, Inc. (a)	1,700	99,025
Genpact Ltd. (a)	1,900	14,877
Global Payments, Inc.	6,750	273,443
H&R Block, Inc.	9,900	195,228
Hewitt Associates, Inc. Class A (a)	10,410	290,335
Hillenbrand, Inc.	5,000	95,000
ITT Educational Services, Inc. (a)	800	70,120
Manpower, Inc.	220	6,849
Mastercard, Inc. Class A	150	22,173
McKesson Corp.	9,700	356,863
Monster Worldwide, Inc. (a)	100	1,424
Paychex, Inc.	10,400	296,816
Pharmaceutical Product Development, Inc.	2,500	77,450
Quanta Services, Inc. (a)	4,800	94,848
Robert Half International, Inc.	4,900	92,463
SAIC, Inc. (a)	13,300	245,651
Strayer Education, Inc.	500	113,135
Ticketmaster (a)	39,800	385,264
Visa, Inc. Class A	500	27,675
Western Union Co.	60,820	928,113

		6,186,447

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Enhanced Index Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value

Computers — 9.2%
Affiliated Computer Services, Inc. Class A (a)	8,900	$364,900
Apple, Inc. (a)	20,700	2,227,113
Brocade Communications Systems, Inc. (a)	109,930	414,436
Dell, Inc. (a)	66,900	812,835
Diebold, Inc.	1,700	50,524
DST Systems, Inc. (a)	1,220	49,508
EMC Corp. (a)	28,180	331,960
Hewlett-Packard Co.	114,380	4,378,466
IHS, Inc. Class A (a)	1,800	63,702
International Business Machines Corp.	59,170	5,501,035
NCR Corp. (a)	16,960	310,029
NetApp, Inc. (a)	14,660	198,350
Seagate Technology	7,780	52,670
Teradata Corp. (a)	9,700	149,283
Western Digital Corp. (a)	14,630	241,395

		15,146,206

Cosmetics & Personal Care — 1.9%
Avon Products, Inc.	13,700	340,171
The Estee Lauder Cos., Inc. Class A	2,000	72,080
The Procter & Gamble Co.	42,357	2,733,721

		3,145,972

Distribution & Wholesale — 0.4%
Fastenal Co.	3,300	132,858
W.W. Grainger, Inc.	2,180	171,283
WESCO International, Inc. (a)	15,570	309,531

		613,672

Diversified Financial — 1.2%
American Express Co.	21,600	594,000
The Charles Schwab Corp.	40,100	766,712
Federated Investors, Inc. Class B	2,480	60,016
Franklin Resources, Inc.	70	4,760
Freddie Mac	40	41
GLG Partners, Inc.	1,600	5,120
The Goldman Sachs Group, Inc.	1,760	162,800
Invesco Ltd.	2,300	34,293
Investment Technology Group, Inc. (a)	900	18,369

	Number of Shares	Value

Janus Capital Group, Inc.	100	$1,174
Lazard Ltd. Class A	2,100	63,357
MF Global Ltd. (a)	1,800	7,020
Morgan Stanley	4,390	76,693
The NASDAQ OMX Group, Inc. (a)	100	3,246
SLM Corp. (a)	10,700	114,169
TD Ameritrade Holding Corp. (a)	6,360	84,525
Waddell & Reed Financial, Inc. Class A	4,000	58,080

		2,054,375

Electric — 1.2%
The AES Corp. (a)	76,100	606,517
Calpine Corp. (a)	36,900	431,730
CenterPoint Energy, Inc.	23,800	274,176
Constellation Energy Group, Inc.	18,700	452,727
DPL, Inc.	330	7,527
Mirant Corp. (a)	10	175
NRG Energy, Inc. (a)	9,200	213,900
Sierra Pacific Resources	6,400	53,056

		2,039,808

Electrical Components & Equipment — 1.0%
Ametek, Inc.	3,300	109,725
Emerson Electric Co.	31,610	1,034,595
Energizer Holdings, Inc. (a)	1,800	87,948
Hubbell, Inc. Class B	10,610	380,581

		1,612,849

Electronics — 1.3%
Agilent Technologies, Inc. (a)	12,120	268,943
Amphenol Corp. Class A	7,540	216,021
Applera Corp. Applied Biosystems Group	16,050	494,821
Dolby Laboratories, Inc. Class A (a)	2,430	76,715
FLIR Systems, Inc. (a)	2,500	80,250
Garmin Ltd. (a)	40	898
Gentex Corp.	60	575
Itron, Inc. (a)	1,100	53,328
Jabil Circuit, Inc.	3,900	32,799
Mettler Toledo International, Inc. (a)	1,130	86,490
National Instruments Corp.	1,900	48,260
PerkinElmer, Inc.	9,370	168,098

	Number of Shares	Value

Thermo Fisher Scientific, Inc. (a)	6,700	$272,020
Trimble Navigation Ltd. (a)	4,110	84,543
Waters Corp. (a)	4,590	201,042

		2,084,803

Energy – Alternate Sources — 0.3%
Covanta Holding Corp. (a)	12,500	269,500
First Solar, Inc. (a)	1,520	218,424

		487,924

Engineering & Construction — 0.6%
Aecom Technology Corp. (a)	4,700	82,861
Fluor Corp.	12,400	495,132
Foster Wheeler Ltd. (a)	80	2,192
Jacobs Engineering Group, Inc. (a)	100	3,643
McDermott International, Inc. (a)	70	1,199
URS Corp. (a)	12,400	364,436

		949,463

Entertainment — 0.3%
DreamWorks Animation SKG, Inc. Class A (a)	2,730	76,713
Warner Music Group Corp.	104,400	432,216

		508,929

Environmental Controls — 0.4%
Republic Services, Inc.	8,400	199,080
Stericycle, Inc. (a)	1,130	66,026
Waste Management, Inc.	14,810	462,516

		727,622

Foods — 1.0%
Campbell Soup Co.	3,500	132,825
Dean Foods Co. (a)	3,600	78,696
General Mills, Inc.	1,880	127,351
Heinz (H.J.) Co.	6,040	264,673
The Hershey Co.	2,700	100,548
Kellogg Co.	4,940	249,075
The Kroger Co.	12,260	336,659
McCormick & Co., Inc.	1,700	57,222
Sysco Corp.	14,100	369,420

		1,716,469

Forest Products & Paper — 0.0%
Plum Creek Timber Co., Inc.	1,500	55,920

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Enhanced Index Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value

Rayonier, Inc.	410	$13,563

		69,483

Gas — 0.0%
Energen Corp.	800	26,856

Hand & Machine Tools — 0.1%
Lincoln Electric Holdings, Inc.	3,600	155,340

Health Care – Products — 6.0%
Bard (C.R.), Inc.	5,250	463,312
Baxter International, Inc.	21,920	1,325,941
Beckman Coulter, Inc.	1,800	89,856
Becton, Dickinson & Co.	8,070	560,058
Boston Scientific Corp. (a)	2,000	18,060
Edwards Lifesciences Corp. (a)	2,620	138,441
Gen-Probe, Inc. (a)	2,500	117,650
Henry Schein, Inc. (a)	2,470	115,621
Hillenbrand Industries, Inc.	17,400	396,024
Johnson & Johnson	41,680	2,556,651
Kinetic Concepts, Inc. (a)	2,900	70,209
Medtronic, Inc.	63,890	2,576,684
St. Jude Medical, Inc. (a)	10,840	412,245
Stryker Corp.	5,800	310,068
Techne Corp.	1,740	120,095
Varian Medical Systems, Inc. (a)	7,900	359,529
Zimmer Holdings, Inc. (a)	4,900	227,507

		9,857,951

Health Care – Services — 1.4%
Aetna, Inc.	10,700	266,109
Cigna Corp.	8,680	141,484
Community Health Systems, Inc. (a)	300	6,150
Coventry Health Care, Inc. (a)	825	10,882
DaVita, Inc. (a)	1,200	68,100
Health Management Associates, Inc. Class A (a)	119,500	250,950
Humana, Inc. (a)	3,390	100,310
Laboratory Corp. of America Holdings (a)	2,710	166,638

	Number of Shares	Value

Lincare Holdings, Inc. (a)	10,050	$264,817
Pediatrix Medical Group, Inc. (a)	970	37,491
Quest Diagnostics, Inc.	7,800	365,040
UnitedHealth Group, Inc.	13,710	325,338
WellCare Health Plans, Inc. (a)	11,600	280,372
WellPoint, Inc. (a)	1,300	50,531

		2,334,212

Home Builders — 0.2%
NVR, Inc. (a)	560	274,518
Pulte Homes, Inc.	10,800	120,312

		394,830

Home Furnishing — 0.0%
Harman International Industries, Inc.	500	9,185

Household Products — 0.3%
Church & Dwight Co., Inc.	4,230	249,951
The Clorox Co.	1,480	89,999
Kimberly-Clark Corp.	3,370	206,547
The Scotts Miracle-Gro Co. Class A	600	15,672

		562,169

Housewares — 0.2%
The Toro Co.	11,140	374,750

Insurance — 1.2%
AFLAC, Inc.	32,390	1,434,229
Axis Capital Holdings Ltd.	900	25,632
Erie Indemnity Co. Class A	90	3,347
Philadelphia Consolidated Holding Corp. (a)	4,540	265,545
Prudential Financial, Inc.	4,240	127,200
Transatlantic Holdings, Inc.	220	9,427
W.R. Berkley Corp.	5,840	153,417

		2,018,797

Internet — 2.1%
eBay, Inc. (a)	22,430	342,506
F5 Networks, Inc. (a)	2,700	67,014
Google, Inc. Class A (a)	5,350	1,922,576
IAC/InterActiveCorp (a)	400	6,704

	Number of Shares	Value

McAfee, Inc. (a)	8,630	$280,907
Priceline.com, Inc. (a)	1,700	89,471
Sohu.com, Inc. (a)	1,400	76,916
VeriSign, Inc. (a)	7,740	164,088
Yahoo!, Inc. (a)	44,400	569,208

		3,519,390

Iron & Steel — 0.7%
AK Steel Holding Corp.	12,470	173,582
Cliffs Natural Resources, Inc.	10,140	273,679
Nucor Corp.	60	2,431
Schnitzer Steel Industries, Inc. Class A	700	18,851
United States Steel Corp.	18,600	685,968

		1,154,511

Leisure Time — 0.1%
Carnival Corp.	1,800	45,720
Harley-Davidson, Inc.	100	2,448
Interval Leisure Group, Inc. (a)	18,300	132,858

		181,026

Lodging — 0.2%
Marriott International, Inc. Class A	5,400	112,698
Starwood Hotels & Resorts Worldwide, Inc.	5,700	128,478

		241,176

Machinery – Construction & Mining — 0.8%
Bucyrus International, Inc. Class A	5,700	137,541
Caterpillar, Inc.	23,460	895,468
Joy Global, Inc.	8,800	255,024

		1,288,033

Machinery – Diversified — 0.5%
AGCO Corp. (a)	2,890	91,093
Cummins, Inc.	8,660	223,861
Deere & Co.	180	6,941
Flowserve Corp.	1,140	64,889
Graco, Inc.	1,200	29,676
IDEX Corp.	2,150	49,837
The Manitowoc Co., Inc.	3,920	38,573
Rockwell Automation, Inc.	4,800	132,816
Roper Industries, Inc.	2,750	124,712

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Enhanced Index Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value

Zebra Technologies Corp. Class A (a)	1,250	$25,300

		787,698

Manufacturing — 2.6%
3M Co.	23,080	1,484,044
The Brink’s Co.	2,300	111,527
Cooper Industries Ltd. Class A	8,440	261,218
Danaher Corp.	3,510	207,933
Dover Corp.	13,630	433,025
Eaton Corp.	2,250	100,350
Honeywell International, Inc.	28,760	875,742
Illinois Tool Works, Inc.	790	26,378
ITT Corp.	4,450	198,025
John Bean Technologies Corp.	500	4,190
Pall Corp.	2,700	71,307
Parker Hannifin Corp.	6,300	244,251
SPX Corp.	2,700	104,598
Textron, Inc.	90	1,593
Tyco International Ltd.	7,600	192,128

		4,316,309

Media — 2.2%
Central European Media Enterprises Ltd. (a)	1,200	32,052
Comcast Corp. Class A	46,300	729,688
CTC Media, Inc. (a)	3,700	27,380
The DIRECTV Group, Inc. (a)	24,200	529,738
DISH Network Corp. Class A (a)	13,790	217,055
FactSet Research Systems, Inc.	800	31,032
John Wiley & Sons, Inc. Class A	9,900	344,322
Liberty Global, Inc. Class A (a)	17,300	285,277
Liberty Media Corp. Entertainment Class A (a)	17,500	281,750
The McGraw-Hill Cos., Inc.	3,670	98,503
News Corp. Class A	18,830	200,351
Sirius Satellite Radio, Inc. (a)	60	20
Time Warner, Inc.	26,990	272,329
Viacom, Inc. Class B (a)	16,120	325,946
The Walt Disney Co.	9,960	257,964

		3,633,407

	Number of Shares	Value

Metal Fabricate & Hardware — 0.0%
Valmont Industries, Inc.	500	$27,390

Office Equipment/Supplies — 0.2%
Pitney Bowes, Inc.	15,700	389,046

Oil & Gas — 5.9%
Continental Resources, Inc. (a)	500	16,195
Encore Aquisition Co. (a)	500	15,575
ENSCO International, Inc.	8,100	307,881
Exxon Mobil Corp.	45,690	3,386,543
Hess Corp.	21,000	1,264,410
Mariner Energy, Inc. (a)	3,200	46,048
Murphy Oil Corp.	5,800	293,712
Nabors Industries Ltd. (a)	2,000	28,760
Noble Corp.	15,800	508,918
Noble Energy, Inc.	370	19,173
Occidental Petroleum Corp.	46,400	2,577,056
Patterson-UTI Energy, Inc.	19,200	254,784
Pride International, Inc. (a)	4,300	80,797
Questar Corp.	6,820	235,017
Southwestern Energy Co. (a)	100	3,562
St. Mary Land & Exploration Co.	800	19,912
Sunoco, Inc.	3,600	109,800
Unit Corp. (a)	3,600	135,144
W&T Offshore, Inc.	17,750	340,268
Whiting Petroleum Corp. (a)	1,800	93,582

		9,737,137

Oil & Gas Services — 2.4%
Cameron International Corp. (a)	11,180	271,227
Dresser-Rand Group, Inc. (a)	5,370	120,288
FMC Technologies, Inc. (a)	7,500	262,425
Global Industries Ltd. (a)	60	153
Key Energy Services, Inc. (a)	58,300	361,460
National Oilwell Varco, Inc. (a)	28,779	860,204
Oil States International, Inc. (a)	2,900	67,077

	Number of Shares	Value

Schlumberger Ltd.	32,010	$1,653,317
SEACOR Holdings, Inc. (a)	100	6,717
Smith International, Inc.	7,600	262,048
Superior Energy Services, Inc. (a)	50	1,066
TETRA Technologies, Inc. (a)	6,100	42,456
Weatherford International Ltd. (a)	100	1,688

		3,910,126

Packaging & Containers — 0.1%
Crown Holdings, Inc. (a)	6,900	139,242
Greif, Inc. Class A	1,100	44,638
Owens-IIlinois, Inc. (a)	2,370	54,226

		238,106

Pharmaceuticals — 6.6%
Abbott Laboratories	52,120	2,874,418
Allergan, Inc.	9,740	386,386
AmerisourceBergen Corp.	600	18,762
Barr Pharmaceuticals, Inc. (a)	1,100	70,686
Bristol-Myers Squibb Co.	57,800	1,187,790
Cardinal Health, Inc.	6,200	236,840
Cephalon, Inc. (a)	4,180	299,790
DENTSPLY International, Inc.	5,350	162,533
Eli Lilly & Co.	5,920	200,214
Endo Pharmaceuticals Holdings, Inc. (a)	8,400	155,400
Express Scripts, Inc. (a)	13,080	792,779
Forest Laboratories, Inc. (a)	16,340	379,578
Gilead Sciences, Inc. (a)	18,600	852,810
Herbalife Ltd.	9,040	220,847
Hospira, Inc. (a)	5,870	163,303
Medco Health Solutions, Inc. (a)	10,920	414,414
Merck & Co., Inc.	25,980	804,081
NBTY, Inc. (a)	8,700	203,319
Omnicare, Inc.	5,490	151,359
Patterson Cos., Inc. (a)	2,000	50,660
Perrigo Co.	5,600	190,400
Schering-Plough Corp.	33,300	482,517
Sepracor, Inc. (a)	9,680	128,938
VCA Antech, Inc. (a)	1,200	21,720

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Enhanced Index Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value

Warner Chilcott Ltd. Class A (a)	5,260	$72,956
Watson Pharmaceuticals, Inc. (a)	13,170	344,659

		10,867,159

Pipelines — 0.0%
The Williams Cos., Inc.	600	12,582

Real Estate — 0.1%
Forest City Enterprises, Inc. Class A	12,500	148,625

Real Estate Investment Trusts (REITS) — 0.7%
Apartment Investment & Management Co. Class A	24,400	356,972
Camden Property Trust	1,600	53,936
Digital Realty Trust, Inc.	1,400	46,872
Essex Property Trust, Inc.	200	19,460
HCP, Inc.	1,300	38,909
Health Care, Inc.	470	20,920
Kilroy Realty Corp.	100	3,215
The Macerich Co.	2,800	82,376
Nationwide Health Properties, Inc.	5,500	164,120
Simon Property Group, Inc.	5,700	382,071
Ventas, Inc.	1,070	38,584

		1,207,435

Retail — 8.0%
Abercrombie & Fitch Co. Class A	30	869
Advance Auto Parts, Inc.	13,540	422,448
American Eagle Outfitters, Inc.	5,100	56,712
AnnTaylor Stores Corp. (a)	700	8,799
AutoZone, Inc. (a)	2,240	285,130
Best Buy Co., Inc.	8,480	227,349
Big Lots, Inc. (a)	18,400	449,512
Burger King Holdings, Inc.	20	398
Coach, Inc. (a)	14,500	298,700
Copart, Inc. (a)	1,400	48,860
Darden Restaurants, Inc.	2,500	55,425
Dollar Tree, Inc. (a)	3,780	143,716
Family Dollar Stores, Inc.	1,430	38,481

	Number of Shares	Value

The Gap, Inc.	27,200	$351,968
Guess?, Inc.	1,200	26,124
Hanesbrands, Inc. (a)	3,250	56,777
HSN, Inc. (a)	100	615
Kohl’s Corp. (a)	100	3,513
Limited Brands, Inc.	9,900	118,602
Lowe’s Cos., Inc.	2,500	54,250
McDonald’s Corp.	36,800	2,131,824
MSC Industrial Direct Co., Inc. Class A	1,300	46,618
Nordstrom, Inc.	7,600	137,484
Panera Bread Co. Class A (a)	8,000	360,960
PetSmart, Inc.	4,400	86,636
Phillips-Van Heusen Corp.	16,320	400,003
Polo Ralph Lauren Corp.	6,560	309,435
Ross Stores, Inc.	10,690	349,456
Staples, Inc.	15,000	291,450
Tiffany & Co.	4,400	120,780
Tim Hortons, Inc.	6,290	158,319
The TJX Cos., Inc.	33,760	903,418
Urban Outfitters, Inc. (a)	7,600	165,224
Wal-Mart Stores, Inc.	82,540	4,606,557
Yum! Brands, Inc.	15,640	453,716

		13,170,128

Savings & Loans — 0.1%
Capitol Federal Financial	300	13,953
Hudson City Bancorp, Inc.	9,320	175,309

		189,262

Semiconductors — 5.1%
Altera Corp.	25,300	438,955
Analog Devices, Inc.	9,680	206,765
Applied Materials, Inc.	77,790	1,004,269
Atmel Corp. (a)	5,600	23,240
Broadcom Corp. Class A (a)	22,600	386,008
Cree, Inc. (a)	700	13,741
Integrated Device Technology, Inc. (a)	6,400	40,704
Intel Corp.	239,860	3,837,760
Intersil Corp. Class A	1,300	17,797
KLA-Tencor Corp.	3,090	71,842
Linear Technology Corp.	7,120	161,481
LSI Corp. (a)	22,085	85,027

	Number of Shares	Value

Marvell Technology Group Ltd. (a)	14,500	$100,920
MEMC Electronic Materials, Inc. (a)	4,500	82,710
Microchip Technology, Inc.	5,900	145,317
Micron Technology, Inc. (a)	60	283
National Semiconductor Corp.	10,710	141,051
Novellus Systems, Inc. (a)	11,730	185,334
ON Semiconductor Corp. (a)	17,600	89,936
Silicon Laboratories, Inc. (a)	1,700	44,132
Texas Instruments, Inc.	41,250	806,850
Varian Semiconductor Equipment Associates, Inc. (a)	1,400	27,468
Xilinx, Inc.	24,610	453,316

		8,364,906

Software — 6.8%
Activision Blizzard, Inc. (a)	34,300	427,378
Adobe Systems, Inc. (a)	22,750	606,060
Ansys, Inc. (a)	5,400	154,602
Autodesk, Inc. (a)	7,050	150,235
BMC Software, Inc. (a)	12,030	310,614
Broadridge Financial Solutions LLC	11,460	138,666
CA, Inc.	5,700	101,460
Cerner Corp. (a)	1,000	37,230
Citrix Systems, Inc. (a)	3,500	90,195
Compuware Corp. (a)	56,890	362,958
Dun & Bradstreet Corp.	2,920	215,175
Fidelity National Information Services, Inc.	1,300	19,617
Fiserv, Inc. (a)	5,350	178,476
IMS Health, Inc.	950	13,623
Intuit, Inc. (a)	10,060	252,104
Metavante Technologies, Inc. (a)	4,300	72,111
Microsoft Corp.	233,460	5,213,162
MSCI, Inc. Class A (a)	800	13,792
Nuance Communications, Inc. (a)	3,200	29,280
Oracle Corp. (a)	145,800	2,666,682
Red Hat, Inc. (a)	5,900	78,529
Salesforce.com, Inc. (a)	2,010	62,230

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Enhanced Index Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value

SEI Investments Co.	4,500	$79,560

		11,273,739

Telecommunications — 4.2%
Amdocs Ltd. (a)	2,600	58,656
American Tower Corp. Class A (a)	9,615	310,661
Cisco Systems, Inc. (a)	217,710	3,868,707
CommScope, Inc. (a)	4,740	69,725
Corning, Inc.	40	433
Embarq Corp.	7,400	222,000
Frontier Communications Corp.	40,900	311,249
Harris Corp.	4,370	157,102
Juniper Networks, Inc. (a)	17,420	326,451
NeuStar, Inc. Class A (a)	2,400	47,280
Qualcomm, Inc.	35,190	1,346,369
Qwest Communications International, Inc.	200	572
SBA Communications Corp. Class A (a)	2,970	62,340
Windstream Corp.	31,770	238,593

		7,020,138

Toys, Games & Hobbies — 0.1%
Hasbro, Inc.	7,870	228,781

Transportation — 3.5%
Burlington Northern Santa Fe Corp.	16,570	1,475,724
C.H. Robinson Worldwide, Inc.	4,200	217,476
Con-way, Inc.	8,850	301,254
CSX Corp.	25,740	1,176,833
Frontline Ltd.	9,000	286,200
J.B. Hunt Transport Services, Inc.	4,300	122,249
Kirby Corp. (a)	40	1,373
Landstar System, Inc.	1,760	67,918
Norfolk Southern Corp.	7,160	429,171
Ryder System, Inc.	13,200	522,984
Tidewater, Inc.	110	4,797
Union Pacific Corp.	16,800	1,121,736
United Parcel Service, Inc. Class B	100	5,278
UTI Worldwide, Inc.	3,000	35,280

		5,768,273

	Number of Shares	Value

Trucking & Leasing — 0.3%
GATX Corp.	19,600	$559,580

TOTAL COMMON STOCK (Cost $213,446,805)		166,067,136

TOTAL EQUITIES (Cost $213,446,805)		166,067,136

TOTAL LONG-TERM INVESTMENTS (Cost $213,446,805)		166,067,136

	Principal Amount

SHORT-TERM INVESTMENTS — 0.9%

Repurchase Agreement — 0.9%
State Street Bank & Trust Co. Repurchase Agreement, dated 10/31/08, 0.100%, due 11/03/08 (b)	$1,481,210	1,481,210

TOTAL SHORT-TERM INVESTMENTS (Cost $1,481,210)		1,481,210

TOTAL INVESTMENTS — 101.2% (Cost $214,928,015) (c)		167,548,346

Other Assets/(Liabilities) — (1.2)%		(2,006,616)

NET ASSETS — 100.0%		$165,541,730

Notes to Portfolio of Investments

(a)	Non-income producing security.

(b)

Maturity value of $1,481,222. Collateralized by U.S. Government Agency obligations with a rate of 2.788%, maturity date of 8/15/36, and an aggregate market value, including accrued interest, of $1,513,104.

(c)	See Note 6 for aggregate cost for Federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Discovery Value Fund – Portfolio of Investments

October 31, 2008

	Number of Shares	Value

EQUITIES — 94.2%

COMMON STOCK — 94.2%

Aerospace & Defense — 1.6%
Goodrich Corp.	16,399	$599,547

Agriculture — 2.4%
Lorillard, Inc.	13,250	872,645

Auto Manufacturers — 1.4%
Navistar International Corp. (a)	16,492	496,739

Automotive & Parts — 0.9%
The Goodyear Tire & Rubber Co. (a)	36,793	328,194

Banks — 4.4%
East West Bancorp, Inc.	33,139	574,962
Julius Baer Holding AG	19,833	775,130
National City Corp.	98,100	264,870

		1,614,962

Beverages — 1.2%
Molson Coors Brewing Co. Class B	11,350	424,036

Chemicals — 5.7%
Eastman Chemical Co.	6,600	266,574

FMC Corp.	11,450	498,533
The Lubrizol Corp.	22,942	862,160
The Mosaic Co.	11,100	437,451

		2,064,718

Coal — 1.9%
Alpha Natural Resources, Inc. (a)	9,800	350,546
Peabody Energy Corp.	9,848	339,854

		690,400

Commercial Services — 1.2%
TeleTech Holdings, Inc. (a)	49,088	443,756

Computers — 2.2%
Affiliated Computer Services, Inc. Class A (a)	13,110	537,510
Western Digital Corp. (a)	16,600	273,900

		811,410

Diversified Financial — 5.8%
Affiliated Managers Group, Inc. (a)	11,862	550,160

	Number of Shares	Value

Investment Technology Group, Inc. (a)	24,554	$501,147
National Financial Partners Corp.	29,746	198,108
SLM Corp. (a)	81,756	872,337

		2,121,752

Electric — 5.8%
The AES Corp. (a)	16,532	131,760
Cleco Corp.	29,492	678,611
CMS Energy Corp.	81,773	838,173
NRG Energy, Inc. (a)	19,496	453,282

		2,101,826

Electrical Components & Equipment — 1.8%
Energizer Holdings, Inc. (a)	7,460	364,496
General Cable Corp. (a)	16,500	281,820

		646,316

Electronics — 4.1%
Agilent Technologies, Inc. (a)	24,543	544,609
Amphenol Corp. Class A	13,447	385,257
Thermo Fisher Scientific, Inc. (a)	13,800	560,280

		1,490,146

Engineering & Construction — 1.1%
McDermott International, Inc. (a)	24,500	419,685

Entertainment — 2.5%
Cinemark Holdings, Inc.	16,432	136,221
Pinnacle Entertainment, Inc. (a)	57,238	320,533
Scientific Games Corp. Class A (a)	24,513	441,234

		897,988

Foods — 0.6%
The Kroger Co.	8,200	225,172

Gas — 1.2%
Southern Union Co.	24,487	421,666

Health Care – Services — 5.1%
Community Health Systems, Inc. (a)	28,668	587,694
Coventry Health Care, Inc. (a)	16,350	215,657
DaVita, Inc. (a)	11,050	627,087

	Number of Shares	Value

Health Net, Inc. (a)	32,714	$421,356

		1,851,794

Holding Company – Diversified — 0.9%
Liberty Acquisition Holdings Corp. (a)	40,500	332,100

Insurance — 6.0%
ACE Ltd.	16,393	940,302
Everest Re Group Ltd.	11,590	865,773
Fidelity National Financial, Inc. Class A	41,366	372,708

		2,178,783

Internet — 1.8%
McAfee, Inc. (a)	19,611	638,338

Investment Companies — 0.3%
Fifth Street Finance Corp.	15,400	104,720

Iron & Steel — 0.6%
Nucor Corp.	5,000	202,550

Machinery – Construction & Mining — 1.3%
Joy Global, Inc.	16,308	472,606

Manufacturing — 1.0%
Tyco International Ltd.	14,100	356,448

Media — 3.8%
Cablevision Systems Corp. Class A	32,900	583,317
Liberty Global, Inc. Class A (a)	24,734	407,864
Liberty Global, Inc. Class C (a)	24,829	401,236

		1,392,417

Oil & Gas — 2.5%
Cabot Oil & Gas Corp.	13,080	367,156
Range Resources Corp.	13,068	551,731

		918,887

Oil & Gas Services — 1.0%
National Oilwell Varco, Inc. (a)	5,734	171,389
Weatherford International Ltd. (a)	12,256	206,882

		378,271

Pharmaceuticals — 1.5%
Hospira, Inc. (a)	13,130	365,277

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Discovery Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value

Shire PLC Sponsored ADR (United Kingdom)	4,900	$193,305

		558,582

Pipelines — 0.9%
Equitable Resources, Inc.	9,850	341,893

Real Estate Investment Trusts (REITS) — 1.9%
BioMed Realty Trust, Inc.	16,396	230,364
General Growth Properties, Inc.	49,090	203,232
SL Green Realty Corp.	6,550	275,362

		708,958

Retail — 3.7%
Advance Auto Parts, Inc.	14,043	438,141
Bed Bath & Beyond, Inc. (a)	14,710	379,077
Chico’s FAS, Inc. (a)	57,680	196,112
Phillips-Van Heusen Corp.	13,880	340,199

		1,353,529

Savings & Loans — 1.2%
NewAlliance Bancshares, Inc.	30,867	425,965

Semiconductors — 3.8%
Lam Research Corp. (a)	24,550	548,938
Marvell Technology Group Ltd. (a)	49,100	341,736
Varian Semiconductor Equipment Associates, Inc. (a)	24,539	481,455

		1,372,129

Software — 2.3%
Electronic Arts, Inc. (a)	24,868	566,493
THQ, Inc. (a)	36,308	270,495

		836,988

Telecommunications — 4.3%
ADC Telecommunications, Inc. (a)	81,830	518,802
Amdocs Ltd. (a)	12,338	278,345
Crown Castle International Corp. (a)	16,400	347,188
NII Holdings, Inc. (a)	16,380	421,949

		1,566,284

	Number of Shares	Value

Toys, Games & Hobbies — 1.3%
Mattel, Inc.	32,690	$491,004

Transportation — 1.9%
Atlas Air Worldwide Holdings, Inc. (a)	23,010	444,553
Capital Product Partners LP	7,410	84,252
Navios Maritime Holdings, Inc.	56,070	156,435

		685,240

Trucking & Leasing — 1.3%
Aircastle Ltd.	69,440	482,608

TOTAL COMMON STOCK (Cost $53,999,910)		34,321,052

TOTAL EQUITIES (Cost $53,999,910)		34,321,052

TOTAL LONG-TERM INVESTMENTS (Cost $53,999,910)		34,321,052

	Principal Amount

SHORT-TERM INVESTMENTS — 6.0%

Repurchase Agreement — 6.0%
State Street Bank & Trust Co. Repurchase Agreement, dated 10/31/2008, 0.100%, due 11/03/08 (b)	$2,186,467	2,186,467

TOTAL SHORT-TERM INVESTMENTS (Cost $2,186,467)		2,186,467

TOTAL INVESTMENTS — 100.2% (Cost $56,186,377) (c)		36,507,519

Other Assets/(Liabilities) — (0.2)%		(74,179)

NET ASSETS — 100.0%		$36,433,340

Notes to Portfolio of Investments

ADR -	American Depositary Receipt

(a)	Non-income producing security.

(b)

Maturity value of $2,186,485. Collateralized by U.S. Government Agency obligations with a rate of 3.569%, maturity date of 5/25/36, and an aggregate market value, including accrued interest, of $2,232,618.

(c)	See Note 6 for aggregate cost for Federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Small Capitalization Value Fund – Portfolio of Investments

October 31, 2008

	Number of Shares	Value

EQUITIES — 99.8%

COMMON STOCK — 99.8%

Aerospace & Defense — 0.8%
Cubic Corp.	6,400	$142,400

Agriculture — 0.8%
The Andersons, Inc.	5,400	143,802

Airlines — 0.5%
Hawaiian Holdings, Inc. (a)	12,700	88,900

Apparel — 0.4%
Quiksilver, Inc. (a)	31,600	81,844

Banks — 13.9%
First Financial Bankshares, Inc.	3,200	173,408
First Merchants Corp.	12,200	268,522
FirstMerit Corp.	1,800	41,976
Independent Bank Corp.	6,000	172,620
Lakeland Bancorp, Inc.	22,000	242,440
National Penn Bancshares, Inc.	18,200	308,308
NBT Bancorp, Inc.	5,300	147,764
Oriental Financial Group, Inc.	5,200	84,448
Republic Bancorp, Inc. Class A	10,000	230,200
S&T Bancorp, Inc.	7,800	265,980
Signature Bank (a)	9,100	296,478
Susquehanna Bancshares, Inc.	7,400	114,626
UMB Financial Corp.	5,900	267,447

		2,614,217

Building Materials — 3.0%
Comfort Systems USA, Inc.	36,100	336,813
Gibraltar Industries, Inc.	17,257	228,655

		565,468

Chemicals — 1.7%
Minerals Technologies, Inc.	5,600	317,856

Commercial Services — 0.8%
Deluxe Corp.	12,000	145,920

	Number of Shares	Value

Computers — 2.8%
CACI International, Inc. Class A (a)	5,800	$238,844
Ciber, Inc. (a)	39,272	212,069
RadiSys Corp. (a)	12,200	77,714

		528,627

Cosmetics & Personal Care — 0.3%
Inter Parfums, Inc.	4,000	46,640

Distribution & Wholesale — 1.7%
Owens & Minor, Inc.	7,500	324,525

Diversified Financial — 2.0%
BGC Partners, Inc. Class A	15,400	62,986
National Financial Partners Corp.	23,800	158,508
Sanders Morris Harris Group, Inc.	20,100	148,740

		370,234

Electric — 3.7%
CH Energy Group, Inc.	9,691	399,560
NorthWestern Corp.	15,600	304,824

		704,384

Electronics — 2.5%
Sanmina-SCI Corp. (a)	276,300	207,225
Varian, Inc. (a)	7,100	261,635

		468,860

Engineering & Construction — 3.0%
Dycom Industries, Inc. (a)	22,300	198,024
Emcor Group, Inc. (a)	13,600	241,672
Perini Corp. (a)	6,200	117,924

		557,620

Entertainment — 0.7%
Pinnacle Entertainment, Inc. (a)	23,400	131,040

Foods — 2.7%
Flowers Foods, Inc.	4,200	124,530
Ruddick Corp.	13,700	392,368

		516,898

Forest Products & Paper — 1.8%
Glatfelter	33,652	346,952

Health Care – Services — 1.8%
AMERIGROUP Corp. (a)	6,400	160,000
Centene Corp. (a)	5,100	96,084

	Number of Shares	Value

Kindred Healthcare, Inc. (a)	6,300	$91,287

		347,371

Insurance — 13.3%
American Equity Investment Life Holding Co.	21,800	98,536
American Physicians Capital, Inc.	3,800	155,458
Aspen Insurance Holdings Ltd.	14,200	326,032
Delphi Financial Group, Inc. Class A	14,900	234,675
Harleysville Group, Inc.	8,500	268,430
Horace Mann Educators Corp.	35,100	279,396
National Interstate Corp.	13,000	227,500
The Phoenix Companies, Inc.	39,800	257,506
Platinum Underwriters Holdings Ltd.	9,500	301,530
SeaBright Insurance Holdings, Inc. (a)	21,800	228,028
Universal American Corp. (a)	14,900	131,865

		2,508,956

Iron & Steel — 1.0%
Olympic Steel, Inc.	7,900	180,594

Leisure Time — 1.9%
Polaris Industries, Inc.	10,800	363,636

Manufacturing — 3.8%
Acuity Brands, Inc.	5,700	199,272
Blount International, Inc. (a)	6,800	59,092
EnPro Industries, Inc. (a)	12,190	270,740
Federal Signal Corp.	22,873	194,649

		723,753

Media — 1.3%
Belo Corp. Class A	75,900	161,667
Sinclair Broadcast Group, Inc. Class A	26,000	83,980

		245,647

Metal Fabricate & Hardware — 0.9%
Mueller Industries, Inc.	7,000	160,090

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Small Capitalization Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value

Oil & Gas — 0.8%
Bill Barrett Corp. (a)	7,600	$155,040

Oil & Gas Services — 1.6%
Lufkin Industries, Inc.	5,800	303,456

Real Estate Investment Trusts (REITS) — 7.7%
Anworth Mortgage Asset Corp.	25,100	147,086
Ashford Hospitality Trust	55,500	89,910
Glimcher Realty Trust	11,700	61,308
Hersha Hospitality Trust	45,034	189,593
National Retail Properties, Inc.	13,400	238,922
Pennsylvania Real Estate Investment Trust	23,100	292,215
RAIT Financial Trust	34,500	131,790
Sunstone Hotel Investors, Inc.	36,500	239,075
U-Store-It Trust	8,200	56,252

		1,446,151

Retail — 11.6%
Bob Evans Farms, Inc.	18,500	386,280
Casey’s General Stores, Inc.	9,500	286,900
Cash America International, Inc.	7,300	258,201
Cato Corp. Class A	12,672	196,669
Charlotte Russe Holding, Inc. (a)	16,000	135,200
Collective Brands, Inc. (a)	12,800	163,712
Genesco, Inc. (a)	8,400	208,404
Jack in the Box, Inc. (a)	16,200	325,620
Nu Skin Enterprises, Inc. Class A	9,700	125,033
Sonic Automotive, Inc. Class A	19,900	102,087

		2,188,106

Savings & Loans — 1.2%
Flagstar Bancorp, Inc.	58,000	110,200
Flushing Financial Corp.	7,100	110,405

		220,605

Semiconductors — 2.0%
Amkor Technology, Inc. (a)	23,000	93,380
Applied Micro Circuits Corp. (a)	31,400	160,454

	Number of Shares	Value

Veeco Instruments, Inc. (a)	15,881	$122,919

		376,753

Software — 1.6%
Sybase, Inc. (a)	11,400	303,582

Telecommunications — 3.0%
Cincinnati Bell, Inc. (a)	93,550	223,585
Consolidated Communications Holdings, Inc.	33,800	348,140

		571,725

Transportation — 1.2%
Arkansas Best Corp.	7,700	224,763

Trucking & Leasing — 0.3%
TAL International Group, Inc.	3,100	51,336

Water — 1.7%
California Water Service Group	8,759	328,988

TOTAL COMMON STOCK (Cost $24,932,435)		18,796,739

TOTAL EQUITIES (Cost $24,932,435)		18,796,739

TOTAL LONG-TERM INVESTMENTS (Cost $24,932,435)		18,796,739

	Principal Amount

SHORT-TERM INVESTMENTS — 1.3%

Repurchase Agreement — 1.3%
State Street Bank & Trust Co. Repurchase Agreement, dated 10/31/08, 0.100%, due 11/03/08 (b)	$252,481	252,481

TOTAL SHORT-TERM INVESTMENTS (Cost $252,481)		252,481

TOTAL INVESTMENTS — 101.1% (Cost $25,184,916) (c)		19,049,220

Other Assets/(Liabilities) — (1.1)%		(216,092)

NET ASSETS — 100.0%		$18,833,128

Notes to Portfolio of Investments

(a)	Non-income producing security.

(b)

Maturity value of $252,483. Collateralized by U.S. Government Agency obligations with a rate of 5.890%, maturity date of 1/01/37, and an aggregate market value, including accrued interest, of $259,224.

(c)	See Note 6 for aggregate cost for Federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Main Street Small Cap Fund – Portfolio of Investments

October 31, 2008

	Number of Shares	Value

EQUITIES — 99.2%

COMMON STOCK — 99.2%

Advertising — 0.1%
Clear Channel Outdoor Holdings, Inc. Class A (a)	10	$62
Gaiam, Inc. Class A (a)	1,090	8,938
Harte-Hanks, Inc.	2,700	18,954
Lamar Advertising Co. Class A (a)	100	1,517
Marchex, Inc. Class B	3,060	23,501

		52,972

Aerospace & Defense — 1.0%
Aerovironment, Inc. (a)	2,130	76,510
Argon ST, Inc. (a)	1,620	33,793
BE Aerospace, Inc. (a)	9,900	127,413
Cubic Corp.	5,400	120,150
Curtiss-Wright Corp.	350	12,915
Ducommun, Inc.	2,270	45,831
Esterline Technologies Corp. (a)	7,280	262,444
GenCorp, Inc. (a)	5,020	24,598
Goodrich Corp.	550	20,108
Herley Industries, Inc. (a)	320	4,256
Spirit Aerosystems Holdings, Inc. Class A (a)	310	5,000
Teledyne Technologies, Inc. (a)	240	10,937
Triumph Group, Inc.	3,920	171,931

		915,886

Agriculture — 0.2%
Agria Corp. Sponsored ADR (Cayman Islands) (a)	100	220
Universal Corp.	4,780	189,240

		189,460

Airlines — 0.9%
Continental Airlines, Inc. Class B (a)	5,400	102,168
Hawaiian Holdings, Inc. (a)	11,050	77,350
Republic Airways Holdings, Inc. (a)	8,970	134,102
SkyWest, Inc.	12,800	197,248
UAL Corp.	9,950	144,872

	Number of Shares	Value

US Airways Group, Inc. (a)	16,410	$166,397

		822,137

Apparel — 1.2%
Carter’s, Inc. (a)	4,660	98,979
Crocs, Inc. (a)	4,990	12,525
Maidenform Brands, Inc. (a)	3,370	37,003
Oxford Industries, Inc.	1,960	26,401
Perry Ellis International, Inc. (a)	4,880	47,775
Quiksilver, Inc. (a)	15,990	41,414
Skechers U.S.A., Inc. Class A (a)	3,200	43,456
Steven Madden Ltd. (a)	4,140	90,169
Timberland Co. Class A (a)	5,890	71,269
True Religion Apparel, Inc. (a)	3,940	65,995
Unifi, Inc. (a)	3,060	14,688
The Warnaco Group, Inc. (a)	8,600	256,366
Wolverine World Wide, Inc.	11,300	265,550

		1,071,590

Auto Manufacturers — 0.2%
Navistar International Corp. (a)	1,230	37,047
Oshkosh Corp.	17,100	130,986
Wabash National Corp.	4,490	27,120

		195,153

Automotive & Parts — 0.9%
American Axle & Manufacturing Holdings, Inc.	17,900	64,261
Amerigon, Inc. (a)	380	1,824
ArvinMeritor, Inc.	11,870	70,270
ATC Technology Corp. (a)	3,240	71,053
Autoliv, Inc.	3,600	76,896
BorgWarner, Inc.	910	20,448
Commercial Vehicle Group, Inc. (a)	490	652
Cooper Tire & Rubber Co.	12,590	96,062
Exide Technologies (a)	4,740	22,515
Fuel Systems Solutions, Inc. (a)	70	1,992

	Number of Shares	Value

The Goodyear Tire & Rubber Co. (a)	1,310	$11,685
Hayes Lemmerz International, Inc. (a)	1,040	1,383
Lear Corp. (a)	16,900	33,969
Modine Manufacturing Co.	2,400	17,760
Superior Industries International, Inc.	3,000	42,900
Tenneco, Inc. (a)	15,180	74,534
Titan International, Inc.	9,215	106,525
TRW Automotive Holdings Corp. (a)	13,750	86,900
Visteon Corp. (a)	2,110	1,456

		803,085

Banks — 4.9%
1st Source Corp.	240	5,150
Amcore Financial, Inc.	920	4,278
BancFirst Corp.	640	32,256
Banco Latinoamericano de Exportaciones SA Class E	1,640	17,433
Bank Mutual Corp.	4,210	48,541
Boston Private Financial Holdings, Inc.	3,680	32,531
Capitol Bancorp Ltd.	380	3,891
Cascade Bancorp	690	6,583
Cathay General Bancorp	3,110	76,133
Centennial Bank Holdings, Inc. (a)	1,130	4,814
Central Pacific Financial Corp.	5,280	82,368
Chemical Financial Corp.	1,970	51,752
Citizens Republic Bancorp, Inc.	5,720	16,874
City Bank	590	6,077
City Holding Co.	3,140	131,378
CoBiz Financial, Inc.	1,020	11,873
The Colonial BancGroup, Inc.	20,350	82,621
Columbia Banking System, Inc.	460	7,323
Community Bank System, Inc.	6,050	150,948
Community Trust Bancorp, Inc.	1,600	53,408
Corus Bankshares, Inc.	500	1,100
East West Bancorp, Inc.	9,210	159,793

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Main Street Small Cap Fund – Portfolio of Investments (Continued)

	Number of Shares	Value

Encore Bancshares, Inc. (a)	1,100	$18,359
First Commonwealth Financial Corp.	2,630	29,088
First Community Bancshares, Inc.	750	23,475
First Financial Bancorp	2,010	27,035
First Horizon National Corp.	28,264	336,624
First Merchants Corp.	2,200	48,422
First Midwest Bancorp, Inc.	5,000	111,050
First Security Group, Inc.	300	2,247
FirstMerit Corp.	1,200	27,984
Frontier Financial Corp.	7,440	49,550
Green Bankshares, Inc.	520	10,270
Hancock Holding Co.	720	31,795
Hanmi Financial Corp.	2,180	8,720
Huntington Bancshares, Inc.	6,360	60,102
IBERIABANK Corp.	970	49,412
Independent Bank Corp.	600	17,262
International Bancshares Corp.	3,850	99,985
MainSource Financial Group, Inc.	1,100	19,646
National Penn Bancshares, Inc.	13,040	220,898
NBT Bancorp, Inc.	2,910	81,131
Old National Bancorp	7,330	138,830
Old Second Bancorp, Inc.	80	1,080
Oriental Financial Group, Inc.	4,070	66,097
Pacific Capital Bancorp	12,830	251,981
PacWest Bancorp	2,640	65,974
Park National Corp.	630	45,833
Popular, Inc.	23,920	181,792
Porter Bancorp, Inc.	315	5,824
Provident Bankshares Corp.	5,610	59,859
Regions Financial Corp.	5,900	65,431
Renasant Corp.	500	10,480
Republic Bancorp, Inc. Class A	600	13,812
S&T Bancorp, Inc.	380	12,958
Sandy Spring Bancorp, Inc.	550	11,809
Santander BanCorp	860	8,161
Simmons First National Corp. Class A	1,130	35,053

	Number of Shares	Value

The South Financial Group, Inc.	6,630	$38,520
Southside Bancshares, Inc.	1,070	25,776
Sterling Bancorp	4,360	68,365
Sterling Financial Corp.	2,570	21,819
Susquehanna Bancshares, Inc.	14,860	230,181
TCF Financial Corp.	2,550	45,237
Tompkins Financial Corp.	1,120	54,880
Trustco Bank Corp. NY	1,530	18,620
Trustmark Corp.	1,300	26,676
UCBH Holdings, Inc.	9,130	48,206
Umpqua Holdings Corp.	3,370	57,357
United Community Banks	2,800	36,736
Webster Financial Corp.	11,800	218,772
WesBanco, Inc.	3,040	82,627
West Coast Bancorp	580	5,058
Western Alliance Bancorp (a)	1,410	20,882
Whitney Holding Corp.	4,870	92,530
Wintrust Financial Corp.	3,510	89,856

		4,417,252

Beverages — 0.1%
Boston Beer Co., Inc. Class A (a)	800	30,232
Coca-Cola Bottling Co. Consolidated	70	3,093
Peet’s Coffee & Tea, Inc. (a)	500	11,230

		44,555

Biotechnology — 1.0%
Acorda Therapeutics, Inc. (a)	1,100	22,440
Alexion Pharmaceuticals, Inc. (a)	1,250	50,938
American Oriental Bioengineering, Inc. (a)	20,600	125,866
Avant Immunotherapeutics, Inc. (a)	1,270	9,843
Bio-Rad Laboratories, Inc. Class A (a)	300	25,614
BioMimetic Therapeutics, Inc. (a)	580	4,744
CryoLife, Inc. (a)	5,440	72,896

	Number of Shares	Value

Dendreon Corp. (a)	6,190	$30,455
Enzo Biochem, Inc. (a)	290	1,673
Enzon Pharmaceuticals, Inc. (a)	8,560	42,543
Geron Corp. (a)	1,440	5,731
GTx, Inc. (a)	1,460	20,615
Halozyme Therapeutics, Inc. (a)	570	2,730
Human Genome Sciences, Inc. (a)	2,360	7,623
Illumina, Inc. (a)	300	9,249
Ligand Pharmaceuticals, Inc. Class B (a)	390	807
Martek Biosciences Corp.	6,230	185,841
Momenta Pharmaceuticals, Inc. (a)	5,510	50,196
Myriad Genetics, Inc. (a)	600	37,854
PDL BioPharma, Inc.	12,410	120,998
RXi Pharmaceuticals Corp. (a)	521	4,793
Seattle Genetics, Inc. (a)	60	617
Sequenom, Inc. (a)	1,100	19,800
Zymogenetics, Inc. (a)	700	2,240

		856,106

Building Materials — 1.1%
Aaon, Inc.	3,340	55,077
Apogee Enterprises, Inc.	4,030	39,736
Armstrong World Industries, Inc.	1,700	33,371
Comfort Systems USA, Inc.	10,590	98,805
Drew Industries, Inc. (a)	3,900	47,190
Gibraltar Industries, Inc.	6,700	88,775
Interline Brands, Inc. (a)	970	10,321
Lennox International, Inc.	9,800	292,236
Louisiana-Pacific Corp.	6,300	30,240
LSI Industries, Inc.	1,490	11,697
NCI Building Systems, Inc. (a)	6,310	117,429
Owens Corning, Inc. (a)	780	12,269
Quanex Building Products Corp.	8,870	81,249
Trex Co., Inc. (a)	2,330	38,002

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Main Street Small Cap Fund – Portfolio of Investments (Continued)

	Number of Shares	Value

Universal Forest Products, Inc.	3,070	$72,605

		1,029,002

Chemicals — 3.6%
American Vanguard Corp.	830	12,143
Arch Chemicals, Inc.	2,450	69,506
Ashland, Inc.	9,840	222,286
Balchem Corp.	1,330	33,995
CF Industries Holdings, Inc.	1,010	64,832
Chemtura Corp.	44,960	77,781
Eastman Chemical Co.	210	8,482
Ferro Corp.	8,300	128,484
H.B. Fuller Co.	12,200	215,574
Hercules, Inc.	20,580	345,950
ICO, Inc. (a)	4,400	19,668
Innophos Holdings, Inc.	4,570	122,247
Innospec, Inc.	4,380	38,325
Landec Corp. (a)	2,690	25,152
Minerals Technologies, Inc.	4,320	245,203
NewMarket Corp.	3,480	131,161
Nova Chemicals Corp.	7,600	99,940
Olin Corp.	14,970	271,855
OM Group, Inc. (a)	6,970	148,740
Penford Corp.	200	2,574
PolyOne Corp. (a)	14,860	70,585
Quaker Chemical Corp.	2,000	38,260
RPM International, Inc.	2,760	39,192
Schulman (A.), Inc.	4,790	85,789
Sensient Technologies Corp.	2,920	73,672
ShengdaTech, Inc. (a)	750	3,803
Spartech Corp.	2,920	18,571
Stepan Co.	1,450	51,953
Symyx Technologies (a)	310	1,367
Terra Industries, Inc.	5,160	113,468
Valhi, Inc.	270	3,866
The Valspar Corp.	13,800	282,210
W.R. Grace & Co. (a)	1,100	9,911
Westlake Chemical Corp.	3,090	56,331
Zep, Inc.	5,200	109,460
Zoltek Cos., Inc. (a)	1,610	18,982

		3,261,318

Coal — 0.4%
Alpha Natural Resources, Inc. (a)	1,110	39,705
Foundation Coal Holdings, Inc.	10,400	215,904

	Number of Shares	Value

Massey Energy Co.	3,000	$69,270
Westmoreland Coal Co. (a)	500	4,925

		329,804

Commercial Services — 6.1%
ABM Industries, Inc.	590	9,635
Administaff, Inc.	7,090	141,729
Advance America Cash Advance Centers, Inc.	500	1,340
Albany Molecular Research, Inc. (a)	4,910	62,112
AMN Healthcare Services, Inc. (a)	4,630	41,624
Avis Budget Group, Inc. (a)	28,330	46,461
Bowne & Co., Inc.	5,440	42,378
Career Education Corp. (a)	7,180	113,516
CBIZ, Inc. (a)	11,520	93,312
CDI Corp.	5,150	66,950
Cenveo, Inc. (a)	2,330	11,254
Chemed Corp.	5,560	243,472
Coinstar, Inc. (a)	1,270	30,467
Consolidated Graphics, Inc. (a)	3,260	42,413
Convergys Corp. (a)	24,670	189,712
Corinthian Colleges, Inc. (a)	2,960	42,269
Cornell Cos., Inc. (a)	3,300	75,141
The Corporate Executive Board Co.	2,290	68,311
Corvel Corp. (a)	750	20,115
CoStar Group, Inc. (a)	770	27,735
CRA International, Inc. (a)	2,090	56,555
Cross Country Healthcare, Inc. (a)	3,660	41,431
Deluxe Corp.	16,050	195,168
Donnelley (R.R.) & Sons Co.	4,300	71,251
DynCorp International, Inc. (a)	8,260	109,197
Electro Rent Corp.	70	839
Equifax, Inc.	170	4,434
Exlservice Holdings, Inc. (a)	800	5,840
Exponent, Inc. (a)	4,350	128,020
First Advantage Corp. Class A (a)	1,140	12,460
Forrester Research, Inc. (a)	2,960	83,028
Gartner, Inc. (a)	4,590	84,456

	Number of Shares	Value

Global Cash Access Holdings, Inc. (a)	7,120	$20,078
H&E Equipment Services, Inc. (a)	1,710	9,747
The Hackett Group, Inc. (a)	500	1,490
Healthspring, Inc. (a)	13,920	229,958
Heidrick & Struggles International, Inc.	2,550	61,532
Hertz Global Holdings, Inc. (a)	9,100	65,429
Hewitt Associates, Inc. Class A (a)	1,260	35,141
Hill International, Inc. (a)	5,210	32,719
Hudson Highland Group, Inc. (a)	4,020	21,065
ICF International, Inc. (a)	2,240	41,619
Integrated Electrical Services, Inc. (a)	2,050	25,072
Kelly Services, Inc. Class A	4,100	58,384
Kenexa Corp. (a)	2,400	21,384
Kforce, Inc. (a)	1,460	11,490
Korn/Ferry International (a)	12,990	180,431
Landauer, Inc.	1,800	97,308
Manpower, Inc.	2,120	65,996
Maximus, Inc.	2,820	90,071
McGrath Rentcorp	1,630	37,066
Monro Muffler Brake, Inc.	660	14,210
Monster Worldwide, Inc. (a)	20,760	295,622
MPS Group, Inc. (a)	25,500	198,645
Net 1 UEPS Technologies, Inc. (a)	8,530	119,420
On Assignment, Inc. (a)	4,510	29,315
PAREXEL International Corp. (a)	7,580	78,832
PHH Corp. (a)	9,890	79,713
Pre-Paid Legal Services, Inc. (a)	570	22,504
PRG-Schultz International, Inc. (a)	190	806
The Providence Service Corp. (a)	590	708
Rent-A-Center, Inc. (a)	14,300	208,780
Resources Connection, Inc. (a)	11,020	191,087
Robert Half International, Inc.	3,760	70,951

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Main Street Small Cap Fund – Portfolio of Investments (Continued)

	Number of Shares	Value

Rollins, Inc.	1,710	$30,045
RSC Holdings, Inc. (a)	1,080	7,927
Service Corp. International	5,000	34,500
Spherion Corp. (a)	5,710	18,158
Standard Parking Corp. (a)	790	16,558
Steiner Leisure Ltd. (a)	1,930	49,987
Stewart Enterprises, Inc. Class A	12,590	65,090
Team, Inc. (a)	2,390	66,370
TeleTech Holdings, Inc. (a)	9,010	81,450
Ticketmaster (a)	1,090	10,551
Total System Services, Inc.	930	12,778
Tree.com, Inc. (a)	176	477
TrueBlue, Inc. (a)	12,600	104,958
United Rentals, Inc. (a)	19,495	199,824
Universal Technical Institute, Inc. (a)	1,580	26,070
Viad Corp.	5,670	123,890
Watson Wyatt Worldwide, Inc. Class A	1,350	57,335

		5,485,166

Computers — 2.8%
3D Systems Corp. (a)	80	870
3PAR, Inc. (a)	3,470	22,139
Affiliated Computer Services, Inc. Class A (a)	400	16,400
Agilysys, Inc.	660	2,653
Brocade Communications Systems, Inc. (a)	34,700	130,819
Cadence Design Systems, Inc. (a)	35,480	144,403
Ciber, Inc. (a)	15,990	86,346
Compellent Technologies, Inc. (a)	400	4,360
Computer Sciences Corp. (a)	2,890	87,162
COMSYS IT Partners, Inc. (a)	1,290	7,843
DST Systems, Inc. (a)	200	8,116
Electronics for Imaging, Inc. (a)	8,200	86,920
Furmanite Corp. (a)	990	7,920
Hutchinson Technology, Inc. (a)	2,040	13,954
iGate Corp. (a)	2,630	17,858

	Number of Shares	Value

Imation Corp.	5,050	$62,216
Integral Systems, Inc. (a)	4,750	116,707
Jack Henry & Associates, Inc.	3,630	69,006
Lexmark International, Inc. Class A (a)	3,010	77,748
Manhattan Associates, Inc. (a)	5,100	85,731
Mastech Holdings, Inc. (a)	66	102
Mentor Graphics Corp. (a)	11,100	81,474
MICROS Systems, Inc. (a)	300	5,109
MTS Systems Corp.	2,670	86,722
NCR Corp. (a)	4,640	84,819
Ness Technologies, Inc. (a)	2,480	18,327
Netezza Corp. (a)	6,220	60,334
Netscout Systems, Inc. (a)	3,500	33,670
Palm, Inc. (a)	5,970	23,820
Perot Systems Corp. Class A (a)	10,600	152,534
Rackable Systems, Inc. (a)	590	4,207
Radiant Systems, Inc. (a)	4,410	23,241
RadiSys Corp. (a)	100	637
Seagate Technology	12,600	85,302
Silicon Storage Technology, Inc. (a)	7,520	23,688
STEC, Inc. (a)	11,540	63,470
Stratasys, Inc. (a)	560	6,765
Sun Microsystems, Inc. (a)	7,600	34,960
SYKES Enterprises, Inc. (a)	4,810	76,768
Synaptics, Inc. (a)	11,000	339,790
Synopsys, Inc. (a)	1,160	21,205
Teradata Corp. (a)	600	9,234
Unisys Corp. (a)	17,260	26,235
Western Digital Corp. (a)	11,000	181,500
Xyratex Ltd. (a)	1,910	10,696

		2,503,780

Cosmetics & Personal Care — 0.2%
Chattem, Inc. (a)	1,440	108,965
Elizabeth Arden, Inc. (a)	3,270	56,538

	Number of Shares	Value

Inter Parfums, Inc.	3,490	$40,693
Revlon, Inc. Class A (a)	320	3,805

		210,001

Distribution & Wholesale — 1.3%
Beacon Roofing Supply, Inc. (a)	7,520	102,874
BlueLinx Holdings, Inc.	480	1,291
Brightpoint, Inc. (a)	2,730	15,725
Chindex International, Inc. (a)	640	5,363
Core-Mark Holding Co., Inc. (a)	400	7,908
Fossil, Inc. (a)	600	10,890
Houston Wire & Cable Co.	4,850	55,872
Ingram Micro, Inc. Class A (a)	3,890	51,854
LKQ Corp. (a)	520	5,949
Owens & Minor, Inc.	4,090	176,974
Pool Corp.	2,800	48,748
ScanSource, Inc. (a)	2,620	51,981
Tech Data Corp. (a)	8,410	180,394
United Stationers, Inc. (a)	5,020	187,698
WESCO International, Inc. (a)	12,080	240,150

		1,143,671

Diversified Financial — 1.7%
Advanta Corp. Class B	4,820	21,786
AmeriCredit Corp. (a)	15,900	93,174
Asset Acceptance Capital Corp. (a)	3,010	24,411
BGC Partners, Inc. Class A	320	1,309
Discover Financial Services	13,500	165,375
Doral Financial Corp. (a)	100	935
E*Trade Financial Corp. (a)	45,750	83,265
Encore Capital Group, Inc. (a)	580	5,429
Financial Federal Corp.	6,020	139,363
The First Marblehead Corp.	5,630	9,571
GAMCO Investors, Inc. Class A	700	26,649
Greenhill & Co., Inc.	90	5,937
Interactive Brokers Group, Inc. (a)	4,210	89,968
KBW, Inc. (a)	2,710	79,349

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Main Street Small Cap Fund – Portfolio of Investments (Continued)

	Number of Shares	Value

Knight Capital Group, Inc. Class A (a)	10,390	$150,240
LaBranche & Co., Inc. (a)	15,010	93,512
Legg Mason, Inc.	1,400	31,066
MarketAxess Holdings, Inc. (a)	1,410	8,065
National Financial Partners Corp.	3,900	25,974
Nelnet, Inc. Class A	2,200	32,186
NewStar Financial, Inc. (a)	490	2,651
Ocwen Financial Corp. (a)	4,510	30,217
Penson Worldwide, Inc. (a)	2,910	20,777
Piper Jaffray Cos. (a)	2,270	89,552
Sanders Morris Harris Group, Inc.	790	5,846
Stifel Financial Corp. (a)	2,410	105,197
SWS Group, Inc.	7,790	144,582
Thomas Weisel Partners Group, Inc. (a)	700	3,934
TradeStation Group, Inc. (a)	500	3,915
US Global Investors, Inc. Class A	170	1,226
World Acceptance Corp. (a)	3,880	71,702

		1,567,163

Electric — 0.4%
Avista Corp.	8,870	176,158
CH Energy Group, Inc.	920	37,932
Integrys Energy Group, Inc.	170	8,104
Mirant Corp. (a)	2,510	43,975
Pike Electric Corp. (a)	4,100	35,875
Reliant Energy, Inc. (a)	270	1,417
UIL Holdings Corp.	1,100	36,300
Unisource Energy Corp.	770	21,237

		360,998

Electrical Components & Equipment — 1.1%
Advanced Battery Technologies, Inc. (a)	950	2,708
Advanced Energy Industries, Inc. (a)	8,410	89,735
Belden, Inc.	10,970	228,615
C&D Technologies, Inc. (a)	2,560	8,960

	Number of Shares	Value

Encore Wire Corp.	5,750	$110,227
Fushi Copperweld, Inc. (a)	290	1,291
Graftech International Ltd. (a)	30,550	247,760
Graham Corp.	1,600	33,600
Hubbell, Inc. Class B	420	15,065
Insteel Industries, Inc.	5,640	57,866
Littelfuse, Inc. (a)	3,230	60,272
Molex, Inc.	5,630	81,128
Powell Industries, Inc. (a)	2,290	42,388
Valence Technology, Inc. (a)	6,530	15,019
Vicor Corp.	1,930	13,491

		1,008,125

Electronics — 3.7%
American Science & Engineering, Inc.	890	55,981
Amphenol Corp. Class A	2,000	57,300
Analogic Corp.	4,310	190,330
Arrow Electronics, Inc. (a)	6,700	116,915
Avnet, Inc. (a)	5,600	93,744
AVX Corp.	1,550	13,981
Axsys Technologies, Inc. (a)	2,260	149,228
Badger Meter, Inc.	3,400	85,680
Bel Fuse, Inc. Class A	830	17,281
Benchmark Electronics, Inc. (a)	18,260	218,937
Brady Corp. Class A	3,690	114,390
Cogent, Inc. (a)	7,330	66,996
Coherent, Inc. (a)	4,400	111,320
CTS Corp.	8,650	60,464
Cymer, Inc. (a)	6,100	149,267
Daktronics, Inc.	2,290	22,808
Dionex Corp. (a)	180	9,689
Dolby Laboratories, Inc. Class A (a)	100	3,157
Electro Scientific Industries, Inc. (a)	2,590	21,678
FEI Co. (a)	5,230	109,882
II-VI, Inc. (a)	1,760	49,438
Itron, Inc. (a)	70	3,394
Jabil Circuit, Inc.	4,000	33,640
Methode Electronics, Inc.	8,890	67,475
Multi-Fineline Electronix, Inc. (a)	4,980	58,166
Nam Tai Electronics, Inc.	2,060	15,656

	Number of Shares	Value

National Instruments Corp.	4,180	$106,172
Newport Corp. (a)	1,950	14,021
OSI Systems, Inc. (a)	1,410	16,215
Park Electrochemical Corp.	3,080	66,590
Plexus Corp. (a)	11,000	205,260
Rofin-Sinar Technologies, Inc. (a)	8,400	187,236
Rogers Corp. (a)	2,310	69,531
Sanmina-SCI Corp. (a)	18,500	13,875
Stoneridge, Inc. (a)	6,080	34,595
Technitrol, Inc.	7,450	42,987
Thomas & Betts Corp. (a)	700	16,625
Trimble Navigation Ltd. (a)	3,230	66,441
TTM Technologies, Inc. (a)	11,770	84,273
Varian, Inc. (a)	2,880	106,128
Vishay Intertechnology, Inc. (a)	32,060	138,179
Watts Water Technologies, Inc. Class A	900	23,787
Woodward Governor Co.	7,130	228,873
Zygo Corp. (a)	210	1,804

		3,319,389

Energy – Alternate Sources — 0.1%
Energy Conversion Devices, Inc. (a)	30	1,024
Headwaters, Inc. (a)	10,960	116,176
Plug Power, Inc. (a)	580	569
VeraSun Energy Corp. (a)	9,200	4,416

		122,185

Engineering & Construction — 1.2%
Aecom Technology Corp. (a)	370	6,523
Chicago Bridge & Iron Co. NV	6,620	82,022
Dycom Industries, Inc. (a)	10,930	97,058
Emcor Group, Inc. (a)	14,620	259,797
ENGlobal Corp. (a)	5,320	23,355
Granite Construction, Inc.	9,120	325,311
Insituform Technologies, Inc. Class A (a)	4,900	65,807

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Main Street Small Cap Fund – Portfolio of Investments (Continued)

	Number of Shares	Value

KBR, Inc.	200	$2,968
Layne Christensen Co. (a)	500	13,140
Michael Baker Corp. (a)	2,200	52,426
Perini Corp. (a)	7,980	151,780
Stanley, Inc. (a)	970	33,232

		1,113,419

Entertainment — 0.5%
Ascent Media Corp. Series A (a)	250	6,323
Churchill Downs, Inc.	530	20,129
Dover Downs Gaming & Entertainment, Inc.	290	1,485
DreamWorks Animation SKG, Inc. Class A (a)	2,550	71,655
International Speedway Corp. Class A	4,370	137,174
Isle of Capri Casinos, Inc. (a)	2,290	11,656
National CineMedia, Inc.	3,200	25,920
Pinnacle Entertainment, Inc. (a)	2,600	14,560
Speedway Motorsports, Inc.	4,060	64,757
Steinway Musical Instruments, Inc. (a)	1,390	30,941
Vail Resorts, Inc. (a)	1,980	65,855
Warner Music Group Corp.	7,280	30,139

		480,594

Environmental Controls — 0.6%
American Ecology Corp.	3,900	68,406
Calgon Carbon Corp. (a)	7,760	103,363
Casella Waste Systems, Inc. Class A (a)	1,400	7,056
Clean Harbors, Inc. (a)	2,370	155,401
Darling International, Inc. (a)	14,430	108,803
EnergySolutions, Inc.	600	2,706
Met-Pro Corp.	200	2,336
Metalico, Inc. (a)	5,070	16,224
Mine Safety Appliances Co.	2,260	61,020
Nalco Holding Co.	2,110	29,793
Rentech, Inc. (a)	1,580	1,169
Waste Services, Inc. (a)	550	3,289

		559,566

	Number of Shares	Value

Foods — 0.8%
Arden Group, Inc. Class A	190	$28,500
Chiquita Brands International, Inc. (a)	8,330	113,705
Del Monte Foods Co.	12,960	81,778
Diamond Foods, Inc.	3,470	101,428
Fresh Del Monte Produce, Inc. (a)	2,500	52,775
Ingles Markets, Inc. Class A	1,030	19,220
J&J Snack Foods Corp.	670	21,011
Nash Finch Co.	3,250	128,148
Pilgrim’s Pride Corp.	1,670	1,820
Ralcorp Holdings, Inc. (a)	700	47,376
Spartan Stores, Inc.	3,680	99,323
SuperValu, Inc.	1,510	21,502
Winn-Dixie Stores, Inc. (a)	160	2,403

		718,989

Forest Products & Paper — 0.8%
Buckeye Technologies, Inc. (a)	4,000	23,560
Deltic Timber Corp.	850	38,717
Domtar Corp. (a)	5,010	12,425
Glatfelter	6,450	66,499
MeadWestvaco Corp.	400	5,612
Mercer International, Inc. (a)	1,670	4,676
Neenah Paper, Inc.	1,650	14,900
Potlatch Corp.	1,120	37,195
Rock-Tenn Co. Class A	7,430	225,946
Schweitzer-Mauduit International, Inc.	1,030	17,222
Smurfit-Stone Container Corp. (a)	20,700	27,945
Temple-Inland, Inc.	22,390	132,773
Verso Paper Corp.	500	775
Wausau Paper Corp.	7,330	67,876
Xerium Technologies, Inc.	4,270	16,610

		692,731

Gas — 0.6%
The Laclede Group, Inc.	2,890	151,205
Northwest Natural Gas Co.	2,230	113,462
Southwest Gas Corp.	800	20,896
WGL Holdings, Inc.	7,670	246,897

		532,460

	Number of Shares	Value

Hand & Machine Tools — 0.5%
Baldor Electric Co.	8,920	$156,635
K-Tron International, Inc. (a)	70	6,579
Kennametal, Inc.	800	16,976
Lincoln Electric Holdings, Inc.	1,530	66,020
Regal-Beloit Corp.	2,900	94,424
Snap-on, Inc.	2,300	84,985
The Stanley Works	620	20,299
Thermadyne Holdings Corp. (a)	800	7,208

		453,126

Health Care – Products — 1.5%
Abaxis, Inc. (a)	980	15,063
AngioDynamics, Inc. (a)	1,550	19,530
Bruker Corp. (a)	700	2,863
Cardiac Science Corp. (a)	180	1,679
CONMED Corp. (a)	4,400	115,280
Cyberonics, Inc. (a)	5,390	68,669
Datascope Corp.	1,850	92,815
Exactech, Inc. (a)	1,410	28,482
Hanger Orthopedic Group, Inc. (a)	5,820	96,961
Hillenbrand Industries, Inc.	750	17,070
Invacare Corp.	2,070	37,653
IRIS International, Inc. (a)	1,090	12,154
Kensey Nash Corp. (a)	3,390	86,072
Luminex Corp. (a)	4,700	87,655
Merit Medical Systems, Inc. (a)	5,370	98,271
Natus Medical, Inc. (a)	3,440	52,632
Palomar Medical Technologies, Inc. (a)	460	5,262
Quidel Corp. (a)	5,700	90,117
Somanetics Corp. (a)	3,100	58,125
SonoSite, Inc. (a)	1,840	38,769
Spectranetics Corp. (a)	200	600
Steris Corp.	3,480	118,459
Symmetry Medical, Inc. (a)	1,770	22,868
Synovis Life Technologies, Inc. (a)	1,950	34,106
Vnus Medical Technologies, Inc. (a)	1,970	30,397
Zoll Medical Corp. (a)	4,030	97,042

		1,328,594

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Main Street Small Cap Fund – Portfolio of Investments (Continued)

	Number of Shares	Value

Health Care – Services — 1.8%
Alliance Imaging, Inc. (a)	5,450	$44,418
Almost Family, Inc. (a)	700	33,712
AMERIGROUP Corp. (a)	8,770	219,250
AmSurg Corp. (a)	110	2,743
Assisted Living Concepts, Inc. Class A (a)	1,120	5,566
Brookdale Senior Living, Inc.	30	259
Centene Corp. (a)	12,100	227,964
Cigna Corp.	430	7,009
Coventry Health Care, Inc. (a)	1,030	13,586
The Ensign Group, Inc.	100	1,639
Gentiva Health Services, Inc. (a)	1,740	47,241
Health Net, Inc. (a)	1,100	14,168
Healthways, Inc. (a)	500	5,050
Kindred Healthcare, Inc. (a)	7,150	103,604
LHC Group, Inc. (a)	280	9,878
Life Sciences Research, Inc. (a)	920	16,965
LifePoint Hospitals, Inc. (a)	11,500	275,655
Lincare Holdings, Inc. (a)	6,100	160,735
Medcath Corp. (a)	1,250	19,275
Molina Healthcare, Inc. (a)	5,100	113,577
National Healthcare Corp.	70	2,871
Odyssey Healthcare, Inc. (a)	2,390	22,920
RehabCare Group, Inc. (a)	4,110	70,404
Res-Care, Inc. (a)	2,940	45,305
Skilled Healthcare Group, Inc. Class A (a)	920	11,298
Sun Healthcare Group, Inc. (a)	990	11,365
WellCare Health Plans, Inc. (a)	5,490	132,693

		1,619,150

Home Builders — 0.9%
Amrep Corp. (a)	230	6,925
Beazer Homes USA, Inc. (a)	10,480	33,221
Brookfield Homes Corp.	150	1,374

	Number of Shares	Value

Cavco Industries, Inc. (a)	400	$13,612
Centex Corp.	4,700	57,575
Champion Enterprises, Inc. (a)	18,500	34,595
Hovnanian Enterprises, Inc. Class A (a)	15,130	64,908
KB Home	3,400	56,746
Lennar Corp. Class A	11,870	91,874
M/I Homes, Inc.	3,390	46,138
Meritage Home Corp. (a)	3,100	42,563
Palm Harbor Homes, Inc. (a)	620	5,332
Pulte Homes, Inc.	2,100	23,394
The Ryland Group, Inc.	8,800	165,352
Thor Industries, Inc.	8,400	150,360
Winnebago Industries, Inc.	2,640	15,682

		809,651

Home Furnishing — 0.5%
American Woodmark Corp.	1,030	19,096
DTS, Inc. (a)	3,870	79,916
Ethan Allen Interiors, Inc.	3,400	60,826
Furniture Brands International, Inc.	10,580	60,200
Harman International Industries, Inc.	820	15,064
Hooker Furniture Corp.	2,730	24,870
Kimball International, Inc. Class B	2,500	18,625
La-Z-Boy, Inc.	12,460	72,019
Sealy Corp.	5,730	18,508
Tempur-Pedic International, Inc.	7,530	58,809

		427,933

Household Products — 0.7%
ACCO Brands Corp. (a)	5,360	15,115
American Greetings Corp. Class A	12,830	149,855
Blyth, Inc.	7,350	63,210
Central Garden & Pet Co. Class A (a)	2,830	8,999
CSS Industries, Inc.	1,580	35,076
Ennis, Inc.	2,290	26,953
Helen of Troy Ltd. (a)	5,690	102,363

	Number of Shares	Value

Prestige Brands Holdings, Inc. (a)	9,100	$62,881
The Scotts Miracle-Gro Co. Class A	2,840	74,181
The Standard Register Co.	5,160	41,951
Tupperware Brands Corp.	1,040	26,312
WD-40 Co.	2,150	62,565

		669,461

Housewares — 0.4%
National Presto Industries, Inc.	1,030	68,237
The Toro Co.	8,800	296,032

		364,269

Insurance — 6.1%
Allied World Assurance Holdings Ltd.	6,360	203,965
American Equity Investment Life Holding Co.	8,250	37,290
American Financial Group, Inc.	3,140	71,372
American Physicians Capital, Inc.	2,780	113,730
Amerisafe, Inc. (a)	5,540	95,510
Amtrust Financial Services, Inc.	7,800	76,596
Arch Capital Group Ltd. (a)	500	34,875
Aspen Insurance Holdings Ltd.	13,840	317,766
Assured Guaranty Ltd.	1,170	13,139
Axis Capital Holdings Ltd.	3,750	106,800
Brown & Brown, Inc.	2,640	54,173
Cincinnati Financial Corp.	1,060	27,549
Citizens, Inc. (a)	510	4,330
CNA Financial Corp.	3,830	59,595
CNA Surety Corp. (a)	3,800	52,630
Conseco, Inc. (a)	21,270	39,562
Delphi Financial Group, Inc. Class A	5,550	87,412
Donegal Group, Inc. Class A	100	1,638
eHealth, Inc. (a)	300	3,816
EMC Insurance Group, Inc.	170	4,158

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Main Street Small Cap Fund – Portfolio of Investments (Continued)

	Number of Shares	Value

Employers Holdings, Inc.	5,670	$72,349
Endurance Specialty Holdings Ltd.	7,740	234,058
Everest Re Group Ltd.	60	4,482
FBL Financial Group, Inc. Class A	3,300	57,618
Fidelity National Financial, Inc. Class A	3,460	31,175
First American Corp.	1,400	28,574
FPIC Insurance Group, Inc. (a)	2,180	97,577
Genworth Financial, Inc. Class A	10,900	52,756
Hallmark Financial Services, Inc. (a)	1,000	6,500
The Hanover Insurance Group, Inc.	790	31,008
Harleysville Group, Inc.	3,850	121,583
HCC Insurance Holdings, Inc.	1,460	32,208
Horace Mann Educators Corp.	3,840	30,566
Infinity Property & Casualty Corp.	3,240	129,017
IPC Holdings Ltd.	10,460	288,801
LandAmerica Financial Group, Inc.	3,330	32,800
Lincoln National Corp.	700	12,068
Max Capital Group Ltd.	13,600	216,920
Meadowbrook Insurance Group, Inc.	3,985	21,001
Montpelier Re Holdings Ltd.	4,420	63,250
National Interstate Corp.	1,400	24,500
National Western Life Insurance Co. Class A	80	15,102
Nationwide Financial Services, Inc. Class A	1,800	85,158
Navigators Group, Inc. (a)	2,600	131,326
Odyssey Re Holdings Corp.	1,850	72,964
OneBeacon Insurance Group Ltd.	1,690	23,322
Philadelphia Consolidated Holding Corp. (a)	4,130	241,564
The Phoenix Companies, Inc.	10,100	65,347
Platinum Underwriters Holdings Ltd.	11,300	358,662

	Number of Shares	Value

PMA Capital Corp. Class A (a)	1,760	$8,131
The PMI Group, Inc.	10,300	25,647
Presidential Life Corp.	580	5,440
ProAssurance Corp. (a)	5,530	303,873
Protective Life Corp.	3,200	26,720
Radian Group, Inc.	8,990	32,364
Reinsurance Group of America, Inc. Class A	500	18,670
RenaissanceRe Holdings Ltd.	500	22,950
RLI Corp.	2,800	160,692
Safety Insurance Group, Inc.	2,680	101,813
SeaBright Insurance Holdings, Inc. (a)	2,680	28,033
Selective Insurance Group	7,540	179,075
StanCorp Financial Group, Inc.	2,480	84,518
State Auto Financial Corp.	870	22,916
Stewart Information Services Corp.	590	9,794
Transatlantic Holdings, Inc.	650	27,853
United America Indemnity Ltd. Class A (a)	4,060	48,639
United Fire & Casualty Co.	350	8,110
Unitrin, Inc.	4,940	103,740
Universal American Corp. (a)	2,190	19,382
Unum Group	2,860	45,045
W.R. Berkley Corp.	3,120	81,962
Willis Group Holdings Ltd.	192	5,038
Zenith National Insurance Corp.	3,000	98,580

		5,457,147

Internet — 3.1%
1-800-Flowers.com, Inc. Class A (a)	9,000	48,150
Akamai Technologies, Inc. (a)	1,370	19,701
Art Technology Group, Inc. (a)	2,950	5,753
Asiainfo Holdings, Inc. (a)	8,810	96,822
Avocent Corp. (a)	12,750	191,505
Bidz.com, Inc. (a)	560	3,780

	Number of Shares	Value

Blue Nile, Inc. (a)	990	$30,274
Check Point Software Technologies Ltd. (a)	1,810	36,598
Cogent Communications Group, Inc. (a)	2,100	10,038
CyberSources Corp. (a)	1,378	16,743
Digital River, Inc. (a)	6,940	171,973
EarthLink, Inc. (a)	11,160	77,004
eResearch Technology, Inc. (a)	8,370	54,070
Expedia, Inc. (a)	1,900	18,069
F5 Networks, Inc. (a)	5,950	147,679
Global Sources Ltd. (a)	7,000	55,300
i2 Technologies, Inc. (a)	760	10,830
IAC/InterActiveCorp (a)	200	3,352
Imergent, Inc.	1,710	12,483
Interwoven, Inc. (a)	6,820	86,000
j2 Global Communications, Inc. (a)	14,100	227,292
The Knot, Inc. (a)	760	5,244
Liberty Media Holding Corp. Interactive Class A (a)	4,500	21,960
Limelight Networks, Inc. (a)	190	452
LoopNet, Inc. (a)	2,370	17,941
ModusLink Global Solutions, Inc. (a)	3,030	16,847
Move, Inc. (a)	1,480	2,486
Navisite, Inc. (a)	1,580	790
Netflix, Inc. (a)	11,500	284,740
NIC, Inc.	5,060	27,172
NutriSystem, Inc.	3,670	51,930
Online Resources Corp. (a)	150	525
Orbitz Worldwide, Inc. (a)	2,710	9,133
Overstock.com, Inc. (a)	2,200	27,302
Priceline.com, Inc. (a)	700	36,841
RealNetworks, Inc. (a)	9,260	39,633
S1 Corp. (a)	15,490	97,122
Sapient Corp. (a)	21,570	118,419
Shutterfly, Inc. (a)	530	4,044
Sohu.com, Inc. (a)	800	43,952
SonicWALL, Inc. (a)	6,450	28,896
Stamps.com, Inc. (a)	4,640	45,286
TheStreet.com, Inc.	2,180	8,589
thinkorswim Group, Inc. (a)	3,000	24,000
TIBCO Software, Inc. (a)	48,480	249,672

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Main Street Small Cap Fund – Portfolio of Investments (Continued)

	Number of Shares	Value

United Online, Inc.	13,704	$101,410
Valueclick, Inc. (a)	11,850	87,690
VeriSign, Inc. (a)	680	14,416
Vignette Corp. (a)	6,540	53,105
Vocus, Inc. (a)	2,160	36,353
WebMD Health Corp. Class A (a)	60	1,341
Zix Corp. (a)	1,700	3,043

		2,783,750

Investment Companies — 0.0%
Capital Southwest Corp.	20	2,040
NGP Capital Resources Co.	590	7,169

		9,209

Iron & Steel — 0.7%
AK Steel Holding Corp.	4,700	65,424
Allegheny Technologies, Inc.	1,130	29,990
Carpenter Technology Corp.	7,700	139,370
General Steel Holdings, Inc. (a)	1,090	5,167
Olympic Steel, Inc.	2,630	60,122
Reliance Steel & Aluminum Co.	3,300	82,632
Schnitzer Steel Industries, Inc. Class A	7,960	214,363
Shiloh Industries, Inc.	300	1,503
Sutor Technology Group Ltd. (a)	190	408
United States Steel Corp.	1,180	43,518
Universal Stainless & Alloy (a)	660	12,164

		654,661

Leisure Time — 0.6%
Brunswick Corp.	20,840	72,315
Callaway Golf Co.	22,400	234,304
Interval Leisure Group, Inc. (a)	1,090	7,913
Polaris Industries, Inc.	3,290	110,774
Town Sports International Holdings, Inc. (a)	1,300	3,237
WMS Industries, Inc. (a)	4,460	111,500

		540,043

Lodging — 0.2%
Ameristar Casinos, Inc.	1,880	17,315
Boyd Gaming Corp.	11,430	77,724

	Number of Shares	Value

Marcus Corp.	2,480	$34,794
Riviera Holdings Corp. (a)	100	429
Wyndham Worldwide Corp.	7,400	60,606

		190,868

Machinery – Construction & Mining — 0.1%
Astec Industries, Inc. (a)	3,250	82,615
Joy Global, Inc.	580	16,808

		99,423

Machinery – Diversified — 1.9%
Altra Holdings, Inc. (a)	3,240	28,966
Applied Industrial Technologies, Inc.	10,500	211,995
Briggs & Stratton Corp.	5,980	94,245
Cascade Corp.	600	19,806
Chart Industries, Inc. (a)	5,360	73,003
Cognex Corp.	7,570	121,271
Columbus McKinnon Corp. (a)	4,600	64,584
Cummins, Inc.	2,240	57,904
DXP Enterprises, Inc. (a)	800	11,168
Gardner Denver, Inc. (a)	9,360	239,803
Gerber Scientific, Inc. (a)	1,300	6,214
Gorman-Rupp Co.	3,790	119,195
Hurco Cos., Inc. (a)	690	15,525
IDEX Corp.	2,800	64,904
Kadant, Inc. (a)	4,000	65,760
The Manitowoc Co., Inc.	2,370	23,321
NACCO Industries, Inc. Class A	100	6,161
Nordson Corp.	2,350	86,785
Robbins & Myers, Inc.	4,430	90,372
Rockwell Automation, Inc.	260	7,194
Roper Industries, Inc.	330	14,966
Sauer-Danfoss, Inc.	380	3,895
Tecumseh Products Co. Class A (a)	4,990	92,415
Tennant Co.	1,400	35,126
Twin Disc, Inc.	590	4,573
Wabtec Corp.	2,130	84,689
Zebra Technologies Corp. Class A (a)	4,070	82,377

		1,726,217

	Number of Shares	Value

Manufacturing — 2.4%
A.O. Smith Corp.	6,600	$208,230
Actuant Corp. Class A	7,440	133,399
Acuity Brands, Inc.	8,500	297,160
Ameron International Corp.	1,760	82,720
AZZ, Inc. (a)	2,950	86,081
Barnes Group, Inc.	11,450	166,139
Blount International, Inc. (a)	8,030	69,781
Ceradyne, Inc. (a)	7,170	168,495
Cooper Industries Ltd. Class A	800	24,760
Crane Co.	500	8,185
Dover Corp.	1,700	54,009
EnPro Industries, Inc. (a)	7,000	155,470
Federal Signal Corp.	8,020	68,250
GenTek, Inc. (a)	290	5,220
Griffon Corp. (a)	4,420	37,305
Harsco Corp.	160	3,787
Ingersoll-Rand Co. Ltd. Class A	5,870	108,302
John Bean Technologies Corp.	1,077	9,025
Koppers Holdings, Inc.	6,180	147,022
LSB Industries, Inc. (a)	1,560	12,823
Lydall, Inc. (a)	2,180	14,497
Mccoy Corp.	6,200	8,669
Myers Industries, Inc.	3,830	40,483
Parker Hannifin Corp.	630	24,425
Raven Industries, Inc.	2,580	83,050
Reddy Ice Holdings, Inc.	730	1,942
Standex International Corp.	860	22,197
Tredegar Corp.	4,340	63,885
Trimas Corp. (a)	90	356
Trinity Industries, Inc.	1,200	20,256

		2,125,923

Media — 0.8%
Acacia Research - Acacia Technologies (a)	2,190	5,650
Belo Corp. Class A	14,890	31,716
CBS Corp. Class B	2,890	28,062
Charter Communications, Inc. Class A (a)	39,460	17,362
Courier Corp.	310	5,397
Cox Radio, Inc. Class A (a)	5,170	28,177
CTC Media, Inc. (a)	500	3,700

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Main Street Small Cap Fund – Portfolio of Investments (Continued)

	Number of Shares	Value

Cumulus Media, Inc. Class A (a)	3,200	$3,360
DG FastChannel, Inc. (a)	170	3,011
DISH Network Corp. Class A (a)	1,630	25,656
The E.W. Scripps Co. Class A	7,940	36,921
Entercom Communications Corp.	1,390	931
Entravision Communications Corp. Class A (a)	18,590	35,135
Fisher Communications, Inc.	110	4,059
Gannett Co., Inc.	1,760	19,360
Journal Communications, Inc. Class A	2,970	7,425
Liberty Media Corp. Capital Class A (a)	1,100	7,491
Lin TV Corp. Class A (a)	3,830	6,549
The McClatchy Co. Class A	7,450	22,872
Media General, Inc. Class A	2,380	18,159
Mediacom Communications Corp. (a)	5,790	25,708
Meredith Corp.	10,460	202,610
Scholastic Corp.	8,520	158,216
Sinclair Broadcast Group, Inc. Class A	11,830	38,211

		735,738

Metal Fabricate & Hardware — 1.2%
A.M. Castle & Co.	3,340	40,648
Ampco-Pittsburgh Corp.	2,900	68,556
Circor International, Inc.	3,440	105,436
Commercial Metals Co.	1,380	15,318
Haynes International, Inc. (a)	1,390	35,181
L.B. Foster Co. Class A (a)	1,150	31,625
Ladish Co., Inc. (a)	200	3,406
Mueller Industries, Inc.	10,400	237,848
Mueller Water Products, Inc. Class A	6,840	47,880
NN, Inc.	1,600	11,536
Northwest Pipe Co. (a)	1,870	53,725
RBC Bearings, Inc. (a)	570	13,526

	Number of Shares	Value

Sims Group Ltd. Sponsored ADR (Australia)	9,140	$89,755
Sun Hydraulics Corp.	3,620	75,803
Timken Co.	3,900	61,932
Worthington Industries, Inc.	17,290	208,690

		1,100,865

Mining — 0.5%
Amerigo Resources Ltd.	15,600	7,698
Brush Engineered Materials, Inc. (a)	1,250	15,338
Century Aluminum Co. (a)	10,360	130,225
Compass Minerals International, Inc.	900	49,437
Farallon Resources Ltd. (a)	20,100	3,306
Hecla Mining Co. (a)	17,020	42,380
Kaiser Aluminum Corp.	2,100	70,476
Redcorp Ventures Ltd.	89,600	4,422
RTI International Metals, Inc. (a)	8,450	133,425

		456,707

Office Equipment/Supplies — 0.3%
Ikon Office Solutions, Inc.	15,918	274,267
Pitney Bowes, Inc.	290	7,186

		281,453

Office Furnishings — 1.1%
Herman Miller, Inc.	14,350	315,700
HNI Corp.	9,130	167,261
Interface, Inc. Class A	15,240	107,442
Knoll, Inc.	9,830	142,142
Steelcase, Inc. Class A	23,400	217,620

		950,165

Oil & Gas — 3.7%
Abraxas Petroleum Corp. (a)	1,930	4,246
ATP Oil & Gas Corp. (a)	5,480	65,979
Berry Petroleum Co. Class A	7,850	182,905
Bill Barrett Corp. (a)	5,350	109,140
BPZ Resources, Inc. (a)	2,850	28,215
Brigham Exploration Co. (a)	8,080	63,347
Bronco Drilling Co., Inc. (a)	170	1,312
Callon Petroleum Co. (a)	5,620	57,998

	Number of Shares	Value

Cano Petroleum, Inc. (a)	870	$505
Cimarex Energy Co.	4,200	169,932
Comstock Resources, Inc. (a)	20	988
CVR Energy, Inc. (a)	4,510	17,905
Delek US Holdings, Inc.	2,790	15,596
Delta Petroleum Corp. (a)	2,740	25,756
Denbury Resources, Inc. (a)	4,970	63,169
Energy Partners Ltd. (a)	9,010	38,923
ENSCO International, Inc.	3,911	148,657
EXCO Resources, Inc. (a)	1,750	16,083
Frontier Oil Corp.	3,000	39,630
Galleon Energy, Inc. Class A (a)	600	3,173
Gasco Energy, Inc. (a)	12,100	9,680
Georesources, Inc. (a)	1,100	16,434
Grey Wolf, Inc. (a)	45,200	290,184
Helmerich & Payne, Inc.	540	18,527
Holly Corp.	1,600	31,408
Houston American Energy Corp.	200	798
Jura Energy Corp.	13,900	2,858
Mariner Energy, Inc. (a)	15,580	224,196
Meridian Resource Corp. (a)	5,980	7,056
Midnight Oil Exploration Ltd.	2,800	2,073
Nabors Industries Ltd. (a)	4,200	60,396
Noble Energy, Inc.	390	20,210
Paramount Resources Ltd. Class A (a)	600	4,417
Parker Drilling Co. (a)	14,390	73,677
Patterson-UTI Energy, Inc.	8,100	107,487
Petrohawk Energy Corp. (a)	4,060	76,937
PetroQuest Energy, Inc. (a)	2,510	24,974
Pioneer Drilling Co. (a)	7,490	57,973
Plains Exploration & Production Co. (a)	4,390	123,798
Pride International, Inc. (a)	2,340	43,969
Rosetta Resources, Inc. (a)	11,080	116,894
Stone Energy Corp. (a)	8,926	270,815

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Main Street Small Cap Fund – Portfolio of Investments (Continued)

	Number of Shares	Value

Sunoco, Inc.	610	$18,605
Swift Energy Co. (a)	6,650	213,332
Tesoro Corp.	1,650	15,956
TriStar Oil & Gas Ltd. (a)	1,100	9,273
TUSK Energy Corp. (a)	8,500	8,599
Unit Corp. (a)	2,880	108,115
VAALCO Energy, Inc. (a)	16,180	85,754
Venoco, Inc. (a)	960	4,061
Vero Energy, Inc. (a)	2,900	16,291
W&T Offshore, Inc.	6,000	115,020
Warren Resources, Inc. (a)	3,270	17,298
Western Refining, Inc.	4,610	30,749

		3,281,273

Oil & Gas Services — 1.4%
Allis-Chalmers Energy, Inc. (a)	3,210	21,700
Basic Energy Services, Inc. (a)	4,300	58,824
BJ Services Co.	3,520	45,232
Complete Production Services, Inc. (a)	8,720	108,041
Dawson Geophysical Co. (a)	670	16,435
Dresser-Rand Group, Inc. (a)	1,200	26,880
Forbes Energy Services Ltd.	15,600	30,023
Gulf Island Fabrication, Inc.	3,540	69,773
ION Geophysical Corp. (a)	5,110	33,521
Key Energy Services, Inc. (a)	15,250	94,550
Lufkin Industries, Inc.	1,300	68,016
Matrix Service Co. (a)	780	9,555
Natural Gas Services Group, Inc. (a)	2,320	30,740
Newpark Resources, Inc. (a)	14,900	85,675
North American Energy Partners, Inc. (a)	2,720	11,043
Oil States International, Inc. (a)	11,760	272,009
SEACOR Holdings, Inc. (a)	3,360	225,691
Superior Energy Services, Inc. (a)	290	6,183
T-3 Energy Services, Inc. (a)	100	2,411
Technicoil Corp. (a)	17,900	6,478

	Number of Shares	Value

TETRA Technologies, Inc. (a)	2,280	$15,869
Union Drilling, Inc. (a)	4,160	22,797
Willbros Group, Inc. (a)	300	4,647

		1,266,093

Packaging & Containers — 0.1%
Owens-IIlinois, Inc. (a)	600	13,728
Packaging Corp. of America	210	3,534
Sealed Air Corp.	1,080	18,274
Sonoco Products Co.	3,070	77,302

		112,838

Pharmaceuticals — 2.2%
Adolor Corp. (a)	6,410	20,192
Allos Therapeutics, Inc. (a)	4,310	31,506
Alnylam Pharmaceuticals, Inc. (a)	2,260	51,980
Array Biopharma, Inc. (a)	700	3,444
Auxilium Pharmaceuticals, Inc. (a)	1,490	29,279
Cubist Pharmaceuticals, Inc. (a)	8,060	204,643
CV Therapeutics, Inc. (a)	5,980	55,793
Durect Corp. (a)	550	2,261
Emergent Biosolutions, Inc. (a)	4,060	73,121
Endo Pharmaceuticals Holdings, Inc. (a)	6,300	116,550
Forest Laboratories, Inc. (a)	1,170	27,179
HealthExtras, Inc. (a)	2,360	39,813
Herbalife Ltd.	630	15,391
K-V Pharmaceutical Co. Class A (a)	580	9,860
King Pharmaceuticals, Inc. (a)	20,570	180,810
MannKind Corp. (a)	3,550	13,348
The Medicines Co. (a)	800	13,944
Medicis Pharmaceutical Corp. Class A	12,280	175,236
Medivation, Inc. (a)	480	9,010
MiddleBrook Pharmaceuticals, Inc. (a)	2,700	3,645
Nabi Biopharmaceuticals (a)	990	3,881

	Number of Shares	Value

NBTY, Inc. (a)	10,000	$233,700
Nektar Therapeutics (a)	3,160	17,475
Neogen Corp. (a)	200	5,894
Noven Pharmaceuticals, Inc. (a)	4,250	47,812
Omega Protein Corp. (a)	4,930	36,383
Omnicare, Inc.	860	23,710
Onyx Pharmaceuticals, Inc. (a)	400	10,792
Pain Therapeutics, Inc. (a)	3,880	35,463
Par Pharmaceutical Cos., Inc. (a)	1,670	16,700
PetMed Express, Inc. (a)	4,170	73,642
PharMerica Corp. (a)	5,440	111,683
Pozen, Inc. (a)	2,140	13,204
Progenics Pharmaceuticals, Inc. (a)	1,830	18,318
Rigel Pharmaceuticals, Inc. (a)	1,350	11,759
Salix Pharmaceuticals Ltd. (a)	2,100	19,320
Savient Pharmaceuticals, Inc. (a)	2,530	12,043
Sepracor, Inc. (a)	3,170	42,224
Sirona Dental Systems, Inc. (a)	1,730	27,628
United Therapeutics Corp. (a)	180	15,701
Viropharma, Inc. (a)	600	7,524
VIVUS, Inc. (a)	4,840	29,476
Warner Chilcott Ltd. Class A (a)	270	3,745
Watson Pharmaceuticals, Inc. (a)	3,630	94,997

		1,990,079

Pipelines — 0.0%
Enbridge Energy Management LLC (a)	52	1,955

Real Estate — 0.0%
Avatar Holdings, Inc. (a)	260	8,827
Forestar Real Estate Group, Inc. (a)	300	2,625

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Main Street Small Cap Fund – Portfolio of Investments (Continued)

	Number of Shares	Value

Hilltop Holdings, Inc. (a)	330	$3,102

		14,554

Real Estate Investment Trusts (REITS) — 2.6%
Acadia Realty Trust	300	5,421
Agree Realty Corp.	900	18,063
Alexandria Real Estate Equities, Inc.	700	48,664
American Campus Communities, Inc.	200	5,196
Arbor Realty Trust, Inc.	500	1,800
Ashford Hospitality Trust	5,000	8,100
Associated Estates Realty Corp.	600	4,896
BioMed Realty Trust, Inc.	3,040	42,712
Brandywine Realty Trust	3,080	26,611
CapLease, Inc.	600	4,050
CBL & Associates Properties, Inc.	2,300	21,229
Cedar Shopping Centers, Inc.	1,350	12,906
Corporate Office Properties Trust	1,850	57,517
DCT Industrial Trust, Inc.	680	3,352
DiamondRock Hospitality Co.	11,720	60,710
Digital Realty Trust, Inc.	2,750	92,070
Eastgroup Properties	1,660	55,577
Entertainment Properties Trust	2,490	93,250
Equity Lifestyle Properties, Inc.	1,060	44,509
Equity One, Inc.	1,900	33,193
Extra Space Storage, Inc.	2,380	27,394
FelCor Lodging Trust, Inc.	9,700	29,197
First Industrial Realty Trust, Inc.	5,400	55,836
First Potomac Realty Trust	300	3,684
Glimcher Realty Trust	600	3,144
Gramercy Capital Corp.	760	2,022
Healthcare Realty Trust, Inc.	2,120	54,166
Hersha Hospitality Trust	1,200	5,052
Highwoods Properties, Inc.	4,050	100,521
Home Properties, Inc.	2,010	81,385
Inland Real Estate Corp.	6,290	72,083

	Number of Shares	Value

Investors Real Estate Trust	250	$2,470
Kite Realty Group Trust	2,860	17,389
LaSalle Hotel Properties	2,100	29,568
Lexington Realty Trust	4,180	33,565
LTC Properties, Inc.	1,600	38,672
Medical Properties Trust, Inc.	3,500	25,830
Mid-America Apartment Communities, Inc.	2,020	71,185
National Health Investors, Inc.	900	26,946
National Retail Properties, Inc.	4,910	87,545
Nationwide Health Properties, Inc.	4,100	122,344
Omega Healthcare Investors, Inc.	6,150	92,680
Parkway Properties, Inc.	1,260	21,735
Pennsylvania Real Estate Investment Trust	2,600	32,890
Post Properties, Inc.	200	4,464
PS Business Parks, Inc.	850	38,480
Ramco-Gershenson Properties Trust	970	12,785
Realty Income Corp.	4,700	108,664
Saul Centers, Inc.	560	20,490
Senior Housing Properties Trust	7,730	148,184
SL Green Realty Corp.	400	16,816
Sovran Self Storage, Inc.	1,100	35,695
Strategic Hotels & Resorts, Inc.	5,280	26,136
Sunstone Hotel Investors, Inc.	2,619	17,154
Tanger Factory Outlet Centers, Inc.	2,300	83,191
Taubman Centers, Inc.	1,100	36,542
Universal Health Realty Income Trust	70	2,430
Urstadt Biddle Properties, Inc. Class A	160	2,621
Washington Real Estate Investment Trust	2,210	66,256

		2,297,037

Retail — 9.0%
Abercrombie & Fitch Co. Class A	720	20,851
Aeropostale, Inc. (a)	10,500	254,205
AFC Enterprises (a)	700	3,402

	Number of Shares	Value

America’s Car-Mart, Inc. (a)	2,550	$41,641
American Eagle Outfitters, Inc.	1,780	19,794
AnnTaylor Stores Corp. (a)	16,230	204,011
Asbury Automotive Group, Inc.	5,610	18,233
AutoNation, Inc. (a)	22,300	153,201
Barnes & Noble, Inc.	6,700	126,496
bebe Stores, Inc.	10,100	89,486
Big 5 Sporting Goods Corp.	400	2,512
Big Lots, Inc. (a)	13,930	340,310
BJ’s Restaurants, Inc. (a)	430	3,823
Blockbuster, Inc. Class A (a)	23,770	36,130
Bob Evans Farms, Inc.	9,880	206,294
Books-A-Million, Inc.	400	1,260
Borders Group, Inc.	8,000	27,120
Brinker International, Inc.	11,200	104,160
Brown Shoe Co., Inc.	11,590	122,159
The Buckle, Inc.	7,935	209,008
California Pizza Kitchen, Inc. (a)	4,440	43,379
Casey’s General Stores, Inc.	3,110	93,922
Cash America International, Inc.	7,700	272,349
Cato Corp. Class A	4,420	68,598
CBRL Group, Inc.	5,343	106,433
CEC Entertainment, Inc. (a)	8,090	207,751
Charlotte Russe Holding, Inc. (a)	3,460	29,237
Charming Shoppes, Inc. (a)	9,810	10,791
Children’s Place (a)	7,500	250,725
Christopher & Banks Corp.	3,520	18,374
Citi Trends, Inc. (a)	3,960	66,251
CKE Restaurants, Inc.	9,410	79,891
Coldwater Creek, Inc. (a)	4,800	17,232
Conn’s, Inc. (a)	2,410	32,656
Copart, Inc. (a)	20	698
Denny’s Corp. (a)	24,020	42,996
Dillard’s, Inc. Class A	18,140	96,686
DineEquity, Inc.	1,430	25,783
Dollar Tree, Inc. (a)	2,560	97,331
Dress Barn, Inc. (a)	16,200	154,872

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Main Street Small Cap Fund – Portfolio of Investments (Continued)

	Number of Shares	Value

Ezcorp, Inc. (a)	7,930	$125,611
FGX International Holdings Ltd. (a)	400	4,400
Finish Line, Inc. Class A	15,530	148,622
First Cash Financial Services, Inc. (a)	4,380	67,321
Foot Locker, Inc.	12,850	187,867
Fred’s, Inc. Class A	11,760	144,060
Genesco, Inc. (a)	4,750	117,847
Group 1 Automotive, Inc.	1,490	14,975
Gymboree Corp. (a)	1,490	38,531
Haverty Furniture Cos., Inc.	5,270	51,857
Hibbett Sports, Inc. (a)	4,410	78,542
Hot Topic, Inc. (a)	10,900	70,632
HSN, Inc. (a)	1,090	6,704
Insight Enterprises, Inc. (a)	5,950	57,893
Jack in the Box, Inc. (a)	9,740	195,774
Jo-Ann Stores, Inc. (a)	7,550	144,658
Jones Apparel Group, Inc.	20,700	229,977
Kenneth Cole Productions, Inc. Class A	1,020	13,546
Krispy Kreme Doughnuts, Inc. (a)	6,020	16,615
Limited Brands, Inc.	2,860	34,263
Liz Claiborne, Inc.	27,710	225,836
Lumber Liquidators, Inc. (a)	1,850	15,411
Macy’s, Inc.	3,200	39,328
Men’s Wearhouse, Inc.	6,850	104,736
Movado Group, Inc.	1,200	18,252
MSC Industrial Direct Co., Inc. Class A	790	28,329
New York & Co., Inc. (a)	9,320	26,282
Nu Skin Enterprises, Inc. Class A	5,840	75,278
O’ Charley’s, Inc.	730	5,475
Office Depot, Inc. (a)	24,000	86,400
OfficeMax, Inc.	14,340	115,437
Pacific Sunwear Of California (a)	11,230	38,407
Panera Bread Co. Class A (a)	670	30,230
The Pantry, Inc. (a)	4,570	100,631
PC Connection, Inc. (a)	960	5,798
Penske Auto Group, Inc.	13,650	111,793

	Number of Shares	Value

The PEP Boys-Manny Moe & Jack	7,030	$33,885
Phillips-Van Heusen Corp.	1,600	39,216
Pier 1 Imports, Inc. (a)	2,160	2,981
Polo Ralph Lauren Corp.	290	13,679
RadioShack Corp.	19,190	242,945
Red Robin Gourmet Burgers, Inc. (a)	400	6,076
Regis Corp.	5,700	70,509
Retail Ventures, Inc. (a)	360	742
Ross Stores, Inc.	740	24,191
Ruby Tuesday, Inc. (a)	7,240	17,448
Rush Enterprises, Inc. Class A (a)	5,480	51,348
Sally Beauty Co., Inc. (a)	21,460	109,017
School Specialty, Inc. (a)	2,840	59,640
Sonic Automotive, Inc. Class A	4,590	23,547
Stage Stores, Inc.	6,020	46,414
The Steak’n Shake Co. (a)	2,980	15,347
Systemax, Inc.	3,650	51,684
Talbots, Inc.	9,110	89,369
Tractor Supply Co. (a)	7,700	320,012
Tween Brands, Inc. (a)	5,090	43,367
The Wet Seal, Inc. Class A (a)	20,970	61,652
Williams-Sonoma, Inc.	16,510	136,703
Zale Corp. (a)	8,580	146,375

		8,083,516

Savings & Loans — 0.4%
Anchor Bancorp Wisconsin, Inc.	1,410	8,037
BankFinancial Corp.	340	4,145
Brookline Bancorp, Inc.	1,450	16,965
Dime Community Bancshares	6,260	104,542
First Place Financial Corp.	630	4,328
Flagstar Bancorp, Inc.	2,180	4,142
Flushing Financial Corp.	3,410	53,025
OceanFirst Financial Corp.	600	9,954
Provident Financial Services, Inc.	6,220	91,185
Provident New York Bancorp	4,340	52,254
TierOne Corp.	1,080	5,832

	Number of Shares	Value

WSFS Financial Corp.	500	$23,935

		378,344

Semiconductors — 5.8%
Actel Corp. (a)	5,750	69,517
Advanced Analogic Technologies, Inc. (a)	340	1,023
Altera Corp.	5,320	92,302
Amkor Technology, Inc. (a)	41,220	167,353
Analog Devices, Inc.	3,910	83,518
Applied Micro Circuits Corp. (a)	5,960	30,456
Atmel Corp. (a)	77,100	319,965
ATMI, Inc. (a)	4,730	57,517
Broadcom Corp. Class A (a)	3,280	56,022
Brooks Automation, Inc. (a)	11,090	75,966
Cabot Microelectronics Corp. (a)	7,260	208,580
Cirrus Logic, Inc. (a)	13,970	80,188
Cohu, Inc.	2,570	36,340
Conexant Systems, Inc. (a)	2,400	3,720
Cypress Semiconductor Corp. (a)	1,320	6,613
Day4 Energy, Inc.	11,000	17,009
DSP Group, Inc. (a)	1,010	6,363
Emulex Corp. (a)	23,950	227,525
Entegris, Inc. (a)	35,780	96,248
Exar Corp. (a)	2,940	19,639
Fairchild Semiconductor International, Inc. (a)	31,280	177,670
Integrated Device Technology, Inc. (a)	40,550	257,898
Intellon Corp. (a)	2,300	6,509
International Rectifier Corp. (a)	920	14,205
Intersil Corp. Class A	9,800	134,162
IXYS Corp.	1,690	13,419
KLA-Tencor Corp.	4,700	109,275
Kulicke & Soffa Industries, Inc. (a)	2,740	8,056
Lattice Semiconductor Corp. (a)	22,100	41,548
LSI Corp. (a)	24,100	92,785
Marvell Technology Group Ltd. (a)	9,800	68,208
Mattson Technology, Inc. (a)	1,460	3,825

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Main Street Small Cap Fund – Portfolio of Investments (Continued)

	Number of Shares	Value

MEMC Electronic Materials, Inc. (a)	1,180	$21,688
Micrel, Inc.	16,890	124,141
Microsemi Corp. (a)	100	2,174
Microtune, Inc. (a)	2,100	5,250
MKS Instruments, Inc. (a)	13,700	254,135
Monolithic Power Systems, Inc. (a)	7,520	127,765
National Semiconductor Corp.	1,450	19,097
Netlogic Microsystems, Inc. (a)	3,670	77,510
Novellus Systems, Inc. (a)	520	8,216
Nvidia Corp. (a)	3,740	32,762
Omnivision Technologies, Inc. (a)	4,570	36,971
Pericom Semiconductor Corp. (a)	8,990	70,122
PMC-Sierra, Inc. (a)	32,900	153,972
QLogic Corp. (a)	20,500	246,410
Rudolph Technologies, Inc. (a)	730	2,446
Semtech Corp. (a)	18,820	228,098
Silicon Image, Inc. (a)	18,980	86,739
Silicon Laboratories, Inc. (a)	6,500	168,740
Skyworks Solutions, Inc. (a)	33,520	238,998
Spansion, Inc. Class A (a)	1,300	806
Standard Microsystems Corp. (a)	2,840	51,148
Supertex, Inc. (a)	1,940	46,793
Techwell, Inc. (a)	800	7,008
Teradyne, Inc. (a)	33,040	168,504
TriQuint Semiconductor, Inc. (a)	9,460	42,381
Ultra Clean Holdings, Inc. (a)	550	1,661
Ultratech, Inc. (a)	6,360	95,909
Varian Semiconductor Equipment Associates, Inc. (a)	3,310	64,942
Veeco Instruments, Inc. (a)	6,050	46,827
Verigy Ltd. (a)	6,000	87,000
Volterra Semiconductor Corp. (a)	7,580	71,555
Xilinx, Inc.	2,500	46,050

	Number of Shares	Value

Zoran Corp. (a)	2,790	$22,711

		5,241,953

Software — 3.4%
Actuate Corp. (a)	1,330	3,777
Acxiom Corp.	16,070	126,310
American Reprographics Co. (a)	4,500	47,880
Ansys, Inc. (a)	2,404	68,827
ArcSight, Inc. (a)	200	1,182
Aspen Technology, Inc. (a)	13,400	104,922
Autodesk, Inc. (a)	2,200	46,882
Avid Technology, Inc. (a)	3,090	45,825
Bottomline Technologies, Inc. (a)	1,180	9,298
Broadridge Financial Solutions LLC	4,940	59,774
CA, Inc.	1,840	32,752
Citrix Systems, Inc. (a)	1,260	32,470
Commvault Systems, Inc. (a)	800	8,560
Computer Programs & Systems, Inc.	720	19,937
Compuware Corp. (a)	15,550	99,209
Concur Technologies, Inc. (a)	990	24,978
CSG Systems International, Inc. (a)	8,720	145,014
DemandTec, Inc. (a)	290	2,091
Digi International, Inc. (a)	1,550	15,872
Double-Take Software, Inc. (a)	740	5,476
EPIQ Systems, Inc. (a)	4,930	66,999
Fair Isaac Corp.	12,580	196,122
FalconStor Software, Inc. (a)	1,680	5,057
Fidelity National Information Services, Inc.	780	11,770
infoGROUP, Inc.	1,520	6,779
Interactive Intelligence, Inc. (a)	1,670	12,274
JDA Software Group, Inc. (a)	6,580	93,962
ManTech International Corp. Class A (a)	3,070	165,596
MicroStrategy, Inc. Class A (a)	2,060	81,102
MSC.Software Corp. (a)	610	5,246

	Number of Shares	Value

Noah Education Holdings Ltd. ADR (Cayman Islands) (a)	2,630	$6,838
Nuance Communications, Inc. (a)	580	5,307
Omnicell, Inc. (a)	1,410	15,482
Open Text Corp. (a)	7,630	197,998
Parametric Technology Corp. (a)	13,700	177,963
Pegasystems, Inc.	1,120	14,650
Phase Forward, Inc. (a)	670	9,561
Phoenix Technologies Ltd. (a)	480	2,122
Progress Software Corp. (a)	3,350	76,849
PROS Holdings, Inc. (a)	400	2,148
Quest Software, Inc. (a)	15,610	206,832
RightNow Technologies, Inc. (a)	5,270	34,677
Schawk, Inc. Class A	2,410	31,643
Seachange International, Inc. (a)	4,310	32,928
Smith Micro Software, Inc. (a)	880	5,500
Soundbite Communications, Inc. (a)	2,200	4,466
SPSS, Inc. (a)	2,770	64,707
Sybase, Inc. (a)	5,700	151,791
Synchronoss Technologies, Inc. (a)	1,180	9,169
SYNNEX Corp. (a)	8,190	126,372
Take Two Interactive Software, Inc.	5,100	60,486
Taleo Corp. Class A (a)	2,910	40,158
THE9 Ltd. ADR (Cayman Islands) (a)	340	4,835
Tyler Technologies, Inc. (a)	5,270	71,619
The Ultimate Software Group, Inc. (a)	960	12,797
Wind River Systems, Inc. (a)	21,070	184,152

		3,096,993

Telecommunications — 4.7%
3Com Corp. (a)	25,150	68,659
Acme Packet, Inc. (a)	2,170	10,286
Adaptec, Inc. (a)	14,690	47,155
ADTRAN, Inc.	9,380	142,576
Alaska Communications Systems Group, Inc.	3,960	36,986

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Main Street Small Cap Fund – Portfolio of Investments (Continued)

	Number of Shares	Value

Amdocs Ltd. (a)	3,340	$75,350
Anixter International, Inc. (a)	600	20,166
Applied Signal Technology, Inc.	100	1,792
Atheros Communications, Inc. (a)	3,980	71,521
Atlantic Tele-Network, Inc.	2,090	50,850
BigBand Networks, Inc. (a)	760	2,812
Black Box Corp.	2,100	63,861
Cbeyond, Inc. (a)	920	11,058
Centennial Communications Corp. (a)	25,110	89,392
CenturyTel, Inc.	50	1,256
Ciena Corp. (a)	14,440	138,768
Cincinnati Bell, Inc. (a)	51,110	122,153
Comtech Telecommunications (a)	3,250	157,365
EchoStar Corp. (a)	1,240	24,081
Embarq Corp.	2,700	81,000
EMS Technologies, Inc. (a)	2,980	62,282
Extreme Networks (a)	1,872	3,444
Finisar Corp. (a)	3,490	2,129
Foundry Networks, Inc. (a)	11,100	164,835
General Communication, Inc. Class A (a)	870	6,682
Global Crossing Ltd. (a)	1,560	10,390
Harris Stratex Networks, Inc. Class A (a)	1,050	6,961
Hypercom Corp. (a)	260	507
InterDigital, Inc. (a)	4,480	97,574
Iowa Telecommunications Services, Inc.	6,150	92,988
iPCS, Inc. (a)	2,240	36,557
Ixia (a)	6,780	45,155
JDS Uniphase Corp. (a)	35,720	195,031
Knology, Inc. (a)	1,050	5,082
Mastec, Inc. (a)	11,630	101,414
NeuStar, Inc. Class A (a)	3,430	67,571
NII Holdings, Inc. (a)	1,080	27,821
NTELOS Holdings Corp.	10,500	273,000
Oplink Communications, Inc. (a)	950	7,714

	Number of Shares	Value

PAETEC Holding Corp. (a)	1,340	$1,206
Parkervision, Inc. (a)	2,290	11,473
Plantronics, Inc.	15,300	220,932
Polycom, Inc. (a)	11,060	232,371
Powerwave Technologies, Inc. (a)	33,220	31,559
Premiere Global Services, Inc. (a)	20,390	202,880
Qwest Communications International, Inc.	4,520	12,927
RF Micro Devices, Inc. (a)	34,780	69,212
Shenandoah Telecom Co.	220	5,273
ShoreTel, Inc. (a)	1,840	8,961
Switch and Data Facilities Co., Inc. (a)	490	4,616
Symmetricom, Inc. (a)	170	757
Syniverse Holdings, Inc. (a)	8,840	166,192
Tekelec (a)	14,100	178,929
Telephone & Data Systems, Inc.	4,660	125,121
Tellabs, Inc. (a)	69,950	296,588
TW Telecom, Inc. (a)	10,210	72,287
US Cellular Corp. (a)	900	34,479
USA Mobility, Inc. (a)	2,660	25,669
UTStarcom, Inc. (a)	12,760	30,369
Viasat, Inc. (a)	3,020	55,024
Windstream Corp.	1,050	7,885

		4,218,934

Textiles — 0.2%
G&K Services, Inc. Class A	2,360	53,312
UniFirst Corp.	2,380	77,660

		130,972

Toys, Games & Hobbies — 0.3%
JAKKS Pacific, Inc. (a)	6,400	143,168
Leapfrog Enterprises, Inc. (a)	8,990	60,683
RC2 Corp. (a)	1,609	20,434

		224,285

Transportation — 2.2%
ABX Holdings, Inc. (a)	1,500	488
Alexander & Baldwin, Inc.	2,940	93,786
American Commercial Lines, Inc. (a)	5,250	39,008
Arkansas Best Corp.	7,070	206,373

	Number of Shares	Value

Arlington Tankers Ltd.	1,200	$11,664
Atlas Air Worldwide Holdings, Inc. (a)	2,500	48,300
CAI International, Inc. (a)	4,510	35,719
Celadon Group, Inc. (a)	1,390	14,859
Excel Maritime Carriers Ltd.	2,200	25,168
Frontline Ltd.	250	7,950
Genco Shipping & Trading Ltd.	5,140	107,169
General Maritime Corp.	3,000	45,450
Genesee & Wyoming, Inc. Class A (a)	2,400	80,040
Gulfmark Offshore, Inc. (a)	4,000	148,000
Horizon Lines, Inc.	1,700	7,973
Hub Group, Inc. Class A (a)	5,330	167,628
Knightsbridge Tankers Ltd.	3,730	66,804
Marten Transport Ltd. (a)	4,350	79,953
Old Dominion Freight Line, Inc. (a)	1,710	51,881
Overseas Shipholding Group, Inc.	2,800	105,224
Pacer International, Inc.	10,520	118,771
Ryder System, Inc.	240	9,509
Safe Bulkers, Inc.	7,070	38,956
Star Bulk Carriers Corp.	6,880	24,837
TBS International Ltd. (a)	4,710	40,318
Teekay Tankers Ltd. Class A	3,270	39,730
Tidewater, Inc.	600	26,166
Ultrapetrol Bahamas Ltd. (a)	300	1,242
UTI Worldwide, Inc.	900	10,584
Werner Enterprises, Inc.	12,760	250,351
YRC Worldwide, Inc. (a)	16,370	74,975

		1,978,876

Trucking & Leasing — 0.2%
AMERCO (a)	600	27,156
GATX Corp.	2,280	65,094
Greenbrier Cos., Inc.	800	6,600
TAL International Group, Inc.	1,200	19,872

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Main Street Small Cap Fund – Portfolio of Investments (Continued)

	Number of Shares	Value

Textainer Group Holdings Ltd.	1,120	$12,354

		131,076

Water — 0.2%
American States Water Co.	770	26,342
Cascal NV	6,100	40,382
Pico Holdings, Inc. (a)	540	13,521
SJW Corp.	1,870	51,986

		132,231

TOTAL COMMON STOCK (Cost $124,414,492)		89,171,919

TOTAL EQUITIES (Cost $124,414,492)		89,171,919

WARRANTS — 0.0%

Mining — 0.0%

Redcorp Ventures Ltd. Expires 7/10/09, Strike 0.65 (b)	44,800	184

TOTAL WARRANTS (Cost $0)		184

TOTAL LONG-TERM INVESTMENTS (Cost $124,414,492)		89,172,103

	Principal Amount

SHORT-TERM INVESTMENTS — 1.0%

Repurchase Agreement — 1.0%
State Street Bank & Trust Co. Repurchase Agreement, dated 10/31/08, 0.100%, due 11/03/08 (c)	$931,060	931,060

TOTAL SHORT-TERM INVESTMENTS (Cost $931,060)		931,060

TOTAL INVESTMENTS — 100.2% (Cost $125,345,552) (d)		90,103,163

Other Assets/(Liabilities) — (0.2)%		(168,415)

NET ASSETS — 100.0%		$89,934,748

Notes to Portfolio of Investments

ADR	- American Depositary Receipt

(a)	Non-income producing security.

(b)	This security is valued in good faith under procedures established by the Board of Trustees.

(c)

Maturity value of $931,068. Collateralized by U.S. Government Agency obligations with a rate of 3.569%, maturity date of 5/25/36, and an aggregate market value, including accrued interest, of $951,380.

(d)	See Note 6 for aggregate cost for Federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Small Company Opportunities Fund – Portfolio of Investments

October 31, 2008

	Number of Shares	Value

EQUITIES — 99.1%

COMMON STOCK — 99.1%

Advertising — 0.1%
Gaiam, Inc. Class A (a)	2,200	$18,040
Harte-Hanks, Inc.	5,100	35,802
Lamar Advertising Co. Class A (a)	200	3,034
Marchex, Inc. Class B	5,900	45,312

		102,188

Aerospace & Defense — 1.0%
Aerovironment, Inc. (a)	4,300	154,456
Argon ST, Inc. (a)	3,300	68,838
BE Aerospace, Inc. (a)	18,700	240,669
Cubic Corp.	10,500	233,625
Curtiss-Wright Corp.	700	25,830
Ducommun, Inc.	4,600	92,874
Esterline Technologies Corp. (a)	13,500	486,675
GenCorp, Inc. (a)	9,500	46,550
Goodrich Corp.	1,000	36,560
Herley Industries, Inc. (a)	600	7,980
Spirit Aerosystems Holdings, Inc. Class A (a)	700	11,291
Teledyne Technologies, Inc. (a)	500	22,785
Triumph Group, Inc.	7,000	307,020

		1,735,153

Agriculture — 0.2%
Agria Corp. Sponsored ADR (Cayman Islands) (a)	300	660
Universal Corp.	9,000	356,310

		356,970

Airlines — 0.9%
Continental Airlines, Inc. Class B (a)	10,600	200,552
Hawaiian Holdings, Inc. (a)	23,100	161,700
Republic Airways Holdings, Inc. (a)	18,500	276,575
SkyWest, Inc.	26,000	400,660
UAL Corp.	18,800	273,728

	Number of Shares	Value

US Airways Group, Inc. (a)	31,200	$316,368

		1,629,583

Apparel — 1.2%
Carter’s, Inc. (a)	8,800	186,912
Crocs, Inc. (a)	9,700	24,347
Maidenform Brands, Inc. (a)	6,800	74,664
Oxford Industries, Inc.	3,800	51,186
Perry Ellis International, Inc. (a)	9,500	93,005
Quiksilver, Inc. (a)	31,800	82,362
Skechers U.S.A., Inc. Class A (a)	6,300	85,554
Steven Madden Ltd. (a)	7,800	169,884
Timberland Co. Class A (a)	11,200	135,520
True Religion Apparel, Inc. (a)	8,000	134,000
Unifi, Inc. (a)	5,900	28,320
The Warnaco Group, Inc. (a)	14,800	441,188
Wolverine World Wide, Inc.	22,904	538,244

		2,045,186

Auto Manufacturers — 0.2%
Navistar
International Corp. (a)	2,500	75,300
Oshkosh Corp.	33,200	254,312
Wabash National Corp.	8,200	49,528

		379,140

Automotive & Parts — 0.9%
American Axle & Manufacturing Holdings, Inc.	36,500	131,035
Amerigon, Inc. (a)	800	3,840
ArvinMeritor, Inc.	23,000	136,160
ATC Technology Corp. (a)	6,736	147,720
Autoliv, Inc.	7,200	153,792
BorgWarner, Inc.	1,800	40,446
Commercial Vehicle Group, Inc. (a)	1,000	1,330
Cooper Tire & Rubber Co.	22,700	173,201
Exide Technologies (a)	9,600	45,600
Fuel Systems Solutions, Inc. (a)	162	4,609

	Number of Shares	Value

The Goodyear Tire & Rubber Co. (a)	2,300	$20,516
Hayes Lemmerz International, Inc. (a)	2,000	2,660
Lear Corp. (a)	34,087	68,515
Modine Manufacturing Co.	4,500	33,300
Superior Industries International, Inc.	6,100	87,230
Tenneco, Inc. (a)	29,448	144,590
Titan International, Inc.	17,025	196,809
TRW Automotive Holdings Corp. (a)	26,000	164,320
Visteon Corp. (a)	4,300	2,967

		1,558,640

Banks — 4.9%
1st Source Corp.	500	10,730
Amcore Financial, Inc.	1,700	7,905
BancFirst Corp.	1,200	60,480
Banco Latinoamericano de Exportaciones SA Class E	3,300	35,079
Bank Mutual Corp.	8,500	98,005
Boston Private Financial Holdings, Inc.	7,100	62,764
Capitol Bancorp Ltd.	800	8,192
Cascade Bancorp	1,300	12,402
Cathay General Bancorp	5,900	144,432
Centennial Bank Holdings, Inc. (a)	2,200	9,372
Central Pacific Financial Corp.	10,300	160,680
Chemical Financial Corp.	3,700	97,199
Citizens Republic Bancorp, Inc.	11,100	32,745
City Bank	1,100	11,330
City Holding Co.	6,375	266,730
CoBiz Financial, Inc.	2,000	23,280
The Colonial BancGroup, Inc.	41,000	166,460
Columbia Banking System, Inc.	900	14,328
Community Bank System, Inc.	11,500	286,925
Community Trust Bancorp, Inc.	3,100	103,478
Corus Bankshares, Inc.	1,000	2,200
East West Bancorp, Inc.	17,900	310,565

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Small Company Opportunities Fund – Portfolio of Investments (Continued)

	Number of Shares	Value

Encore Bancshares, Inc. (a)	2,300	$38,387
First Commonwealth Financial Corp.	5,000	55,300
First Community Bancshares, Inc.	1,500	46,950
First Financial Bancorp	4,100	55,145
First Horizon National Corp.	53,032	631,611
First Merchants Corp.	4,400	96,844
First Midwest Bancorp, Inc.	10,100	224,321
FirstMerit Corp.	2,400	55,968
Frontier Financial Corp.	14,100	93,906
Green Bankshares, Inc.	1,000	19,750
Hancock Holding Co.	1,500	66,240
Hanmi Financial Corp.	4,200	16,800
Huntington Bancshares, Inc.	12,900	121,905
IBERIABANK Corp.	2,000	101,880
Independent Bank Corp.	1,200	34,524
International Bancshares Corp.	7,300	189,581
MainSource Financial Group, Inc.	2,300	41,078
National Penn Bancshares, Inc.	24,700	418,418
NBT Bancorp, Inc.	5,537	154,372
Old National Bancorp	13,100	248,114
Old Second Bancorp, Inc.	200	2,700
Oriental Financial Group, Inc.	8,200	133,168
Pacific Capital Bancorp	24,900	489,036
PacWest Bancorp	5,100	127,449
Park National Corp.	1,200	87,300
Popular, Inc.	46,400	352,640
Porter Bancorp, Inc.	735	13,590
Provident Bankshares Corp.	10,900	116,303
Regions Financial Corp.	11,900	131,971
Renasant Corp.	1,000	20,960
Republic Bancorp, Inc. Class A	1,200	27,624
S&T Bancorp, Inc.	700	23,870
Sandy Spring Bancorp, Inc.	1,000	21,470
Santander BanCorp	1,700	16,133
Simmons First National Corp. Class A	2,300	71,346
The South Financial Group, Inc.	12,900	74,949

	Number of Shares	Value

Southside Bancshares, Inc.	2,200	$52,998
Sterling Bancorp	8,800	137,984
Sterling Financial Corp.	5,000	42,450
Susquehanna Bancshares, Inc.	29,900	463,151
TCF Financial Corp.	5,000	88,700
Tompkins Financial Corp.	2,300	112,700
Trustco Bank Corp. NY	3,100	37,727
Trustmark Corp.	2,700	55,404
UCBH Holdings, Inc.	17,300	91,344
Umpqua Holdings Corp.	6,400	108,928
United Community Banks	5,400	70,848
Webster Financial Corp.	24,300	450,522
WesBanco, Inc.	5,800	157,644
West Coast Bancorp	1,100	9,592
Western Alliance Bancorp (a)	2,700	39,987
Whitney Holding Corp.	9,800	186,200
Wintrust Financial Corp.	6,700	171,520

		8,624,583

Beverages — 0.1%
Boston Beer Co., Inc. Class A (a)	1,636	61,824
Coca-Cola Bottling Co. Consolidated	100	4,418
Peet’s Coffee & Tea, Inc. (a)	1,000	22,460

		88,702

Biotechnology — 1.0%
Acorda Therapeutics, Inc. (a)	2,300	46,920
Alexion Pharmaceuticals, Inc. (a)	2,500	101,875
American Oriental Bioengineering, Inc. (a)	39,900	243,789
Avant Immunotherapeutics, Inc. (a)	2,600	20,150
Bio-Rad Laboratories, Inc. Class A (a)	700	59,766
BioMimetic Therapeutics, Inc. (a)	1,200	9,816
CryoLife, Inc. (a)	11,000	147,400
Dendreon Corp. (a)	12,500	61,500
Enzo Biochem, Inc. (a)	600	3,462

	Number of Shares	Value

Enzon Pharmaceuticals, Inc. (a)	17,300	$85,981
Geron Corp. (a)	2,900	11,542
GTx, Inc. (a)	3,000	42,360
Halozyme Therapeutics, Inc. (a)	1,200	5,748
Human Genome Sciences, Inc. (a)	4,800	15,504
Illumina, Inc. (a)	600	18,498
Ligand Pharmaceuticals, Inc. Class B (a)	700	1,449
Martek Biosciences Corp.	11,800	351,994
Momenta Pharmaceuticals, Inc. (a)	11,200	102,032
Myriad Genetics, Inc. (a)	1,300	82,017
PDL BioPharma, Inc.	24,100	234,975
RXi Pharmaceuticals Corp. (a)	1,031	9,485
Seattle Genetics, Inc. (a)	100	1,028
Sequenom, Inc. (a)	2,300	41,400
Zymogenetics, Inc. (a)	1,400	4,480

		1,703,171

Building Materials — 1.2%
Aaon, Inc.	6,750	111,307
Apogee Enterprises, Inc.	7,600	74,936
Armstrong World Industries, Inc.	3,500	68,705
Comfort Systems USA, Inc.	22,588	210,746
Drew Industries, Inc. (a)	7,400	89,540
Gibraltar Industries, Inc.	13,100	173,575
Interline Brands, Inc. (a)	2,000	21,280
Lennox International, Inc.	20,000	596,400
Louisiana-Pacific Corp.	12,600	60,480
LSI Industries, Inc.	3,000	23,550
NCI Building Systems, Inc. (a)	13,200	245,652
Owens Corning, Inc. (a)	1,600	25,168
Quanex Building Products Corp.	18,111	165,897
Trex Co., Inc. (a)	4,300	70,133
Universal Forest Products, Inc.	6,200	146,630

		2,083,999

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Small Company Opportunities Fund – Portfolio of Investments (Continued)

	Number of Shares	Value

Chemicals — 3.7%
American Vanguard Corp.	1,700	$24,871
Arch Chemicals, Inc.	4,339	123,097
Ashland, Inc.	18,600	420,174
Balchem Corp.	2,700	69,012
CF Industries Holdings, Inc.	2,000	128,380
Chemtura Corp.	87,200	150,856
Eastman Chemical Co.	400	16,156
Ferro Corp.	16,500	255,420
H.B. Fuller Co.	25,300	447,051
Hercules, Inc.	41,700	700,977
ICO, Inc. (a)	8,942	39,971
Innophos Holdings, Inc.	9,300	248,775
Innospec, Inc.	8,800	77,000
Landec Corp. (a)	5,500	51,425
Minerals Technologies, Inc.	8,900	505,164
NewMarket Corp.	6,600	248,754
Nova Chemicals Corp.	15,100	198,565
Olin Corp.	30,400	552,064
OM Group, Inc. (a)	14,150	301,961
Penford Corp.	400	5,148
PolyOne Corp. (a)	30,128	143,108
Quaker Chemical Corp.	4,100	78,433
RPM International, Inc.	5,400	76,680
Schulman (A.), Inc.	9,672	173,226
Sensient Technologies Corp.	5,488	138,462
ShengdaTech, Inc. (a)	1,500	7,605
Spartech Corp.	5,700	36,252
Stepan Co.	2,900	103,907
Symyx Technologies (a)	600	2,646
Terra Industries, Inc.	10,000	219,900
Valhi, Inc.	500	7,160
The Valspar Corp.	26,800	548,060
W.R. Grace & Co. (a)	2,100	18,921
Westlake Chemical Corp.	5,800	105,734
Zep, Inc.	9,842	207,174
Zoltek Cos., Inc. (a)	3,100	36,549

		6,468,638

Coal — 0.4%
Alpha Natural Resources, Inc. (a)	2,200	78,694
Foundation Coal Holdings, Inc.	20,200	419,352
Massey Energy Co.	5,600	129,304
Westmoreland Coal Co. (a)	1,000	9,850

		637,200

	Number of Shares	Value

Commercial Services — 6.0%
ABM Industries, Inc.	1,200	$19,596
Administaff, Inc.	14,429	288,436
Advance America Cash Advance Centers, Inc.	900	2,412
Albany Molecular Research, Inc. (a)	10,000	126,500
AMN Healthcare Services, Inc. (a)	9,400	84,506
Avis Budget Group, Inc. (a)	56,500	92,660
Bowne & Co., Inc.	11,200	87,248
Career Education Corp. (a)	13,900	219,759
CBIZ, Inc. (a)	23,300	188,730
CDI Corp.	9,800	127,400
Cenveo, Inc. (a)	4,500	21,735
Chemed Corp.	10,500	459,795
Coinstar, Inc. (a)	2,300	55,177
Consolidated Graphics, Inc. (a)	5,878	76,473
Convergys Corp. (a)	46,693	359,069
Corinthian Colleges, Inc. (a)	5,600	79,968
Cornell Cos., Inc. (a)	6,700	152,559
The Corporate Executive Board Co.	4,400	131,252
Corvel Corp. (a)	1,500	40,230
CoStar Group, Inc. (a)	1,400	50,428
CRA International, Inc. (a)	4,000	108,240
Cross Country Healthcare, Inc. (a)	6,500	73,580
Deluxe Corp.	30,700	373,312
Donnelley (R.R.) & Sons Co.	7,900	130,903
DynCorp International, Inc. (a)	15,800	208,876
Electro Rent Corp.	100	1,199
Equifax, Inc.	300	7,824
Exlservice Holdings, Inc. (a)	1,600	11,680
Exponent, Inc. (a)	8,800	258,984
First Advantage Corp. Class A (a)	2,241	24,494
Forrester Research, Inc. (a)	6,029	169,113
Gartner, Inc. (a)	9,210	169,464
Global Cash Access Holdings, Inc. (a)	14,400	40,608
H&E Equipment Services, Inc. (a)	3,200	18,240

	Number of Shares	Value

The Hackett Group, Inc. (a)	1,000	$2,980
Healthspring, Inc. (a)	26,400	436,128
Heidrick & Struggles International, Inc.	4,700	113,411
Hertz Global Holdings, Inc. (a)	18,200	130,858
Hewitt Associates, Inc. Class A (a)	2,500	69,725
Hill International, Inc. (a)	10,600	66,568
Hudson Highland Group, Inc. (a)	7,900	41,396
ICF International, Inc. (a)	4,500	83,610
Integrated Electrical Services, Inc. (a)	4,000	48,920
Kelly Services, Inc. Class A	8,100	115,344
Kenexa Corp. (a)	4,700	41,877
Kforce, Inc. (a)	2,600	20,462
Korn/Ferry International (a)	25,176	349,695
Landauer, Inc.	3,600	194,616
Manpower, Inc.	4,080	127,010
Maximus, Inc.	5,700	182,058
McGrath Rentcorp	3,300	75,042
Monro Muffler Brake, Inc.	1,300	27,989
Monster Worldwide, Inc. (a)	39,300	559,632
MPS Group, Inc. (a)	52,769	411,071
Net 1 UEPS Technologies, Inc. (a)	16,600	232,400
On Assignment, Inc. (a)	8,500	55,250
PAREXEL International Corp. (a)	15,400	160,160
PHH Corp. (a)	19,211	154,841
Pre-Paid Legal Services, Inc. (a)	1,100	43,428
PRG-Schultz International, Inc. (a)	300	1,272
The Providence Service Corp. (a)	1,200	1,440
Rent-A-Center, Inc. (a)	29,300	427,780
Resources Connection, Inc. (a)	19,700	341,598
Robert Half International, Inc.	7,300	137,751
Rollins, Inc.	3,350	58,859
RSC Holdings, Inc. (a)	1,900	13,946
Service Corp. International	9,700	66,930

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Small Company Opportunities Fund – Portfolio of Investments (Continued)

	Number of Shares	Value

Spherion Corp. (a)	10,908	$34,687
Standard Parking Corp. (a)	1,600	33,536
Steiner Leisure Ltd. (a)	3,501	90,676
Stewart Enterprises, Inc. Class A	28,500	147,345
Team, Inc. (a)	4,869	135,212
TeleTech Holdings, Inc. (a)	16,800	151,872
Ticketmaster (a)	2,240	21,683
Total System Services, Inc.	1,900	26,106
Tree.com, Inc. (a)	390	1,057
TrueBlue, Inc. (a)	26,179	218,071
United Rentals, Inc. (a)	36,088	369,902
Universal Technical Institute, Inc. (a)	3,000	49,500
Viad Corp.	11,493	251,122
Watson Wyatt Worldwide, Inc. Class A	2,593	110,125

		10,695,391

Computers — 2.8%
3D Systems Corp. (a)	200	2,174
3PAR, Inc. (a)	7,000	44,660
Affiliated Computer Services, Inc. Class A (a)	800	32,800
Agilysys, Inc.	1,200	4,824
Brocade Communications Systems, Inc. (a)	68,200	257,114
Cadence Design Systems, Inc. (a)	68,917	280,492
Ciber, Inc. (a)	31,045	167,643
Compellent Technologies, Inc. (a)	900	9,810
Computer Sciences Corp. (a)	5,800	174,928
COMSYS IT Partners, Inc. (a)	2,600	15,808
DST Systems, Inc. (a)	400	16,232
Electronics for Imaging, Inc. (a)	15,900	168,540
Furmanite Corp. (a)	2,000	16,000
Hutchinson Technology, Inc. (a)	4,100	28,044
iGate Corp. (a)	5,100	34,629
Imation Corp.	10,300	126,896
Integral Systems, Inc. (a)	9,700	238,329

	Number of Shares	Value

Jack Henry & Associates, Inc.	7,000	$133,070
Lexmark International, Inc. Class A (a)	5,800	149,814
Manhattan Associates, Inc. (a)	10,300	173,143
Mastech Holdings, Inc. (a)	146	226
Mentor Graphics Corp. (a)	20,000	146,800
MICROS Systems, Inc. (a)	600	10,218
MTS Systems Corp.	5,453	177,114
NCR Corp. (a)	9,000	164,520
Ness Technologies, Inc. (a)	5,000	36,950
Netezza Corp. (a)	11,800	114,460
Netscout Systems, Inc. (a)	7,100	68,302
Palm, Inc. (a)	10,700	42,693
Perot Systems Corp. Class A (a)	21,300	306,507
Rackable Systems, Inc. (a)	1,200	8,556
Radiant Systems, Inc. (a)	8,900	46,903
RadiSys Corp. (a)	200	1,274
Seagate Technology	25,000	169,250
Silicon Storage Technology, Inc. (a)	13,400	42,210
STEC, Inc. (a)	23,400	128,700
Stratasys, Inc. (a)	1,100	13,288
Sun Microsystems, Inc. (a)	14,000	64,400
SYKES Enterprises, Inc. (a)	9,157	146,146
Synaptics, Inc. (a)	22,500	695,025
Synopsys, Inc. (a)	2,300	42,044
Teradata Corp. (a)	1,200	18,468
Unisys Corp. (a)	34,500	52,440
Western Digital Corp. (a)	21,800	359,700
Xyratex Ltd. (a)	3,900	21,840

		4,952,984

Cosmetics & Personal Care — 0.2%
Chattem, Inc. (a)	2,700	204,309
Elizabeth Arden, Inc. (a)	6,600	114,114
Inter Parfums, Inc.	7,100	82,786
Revlon, Inc. Class A (a)	600	7,134

		408,343

	Number of Shares	Value

Distribution & Wholesale — 1.3%
Beacon Roofing Supply, Inc. (a)	15,300	$209,304
BlueLinx Holdings, Inc.	1,000	2,690
Brightpoint, Inc. (a)	5,300	30,528
Chindex International, Inc. (a)	1,300	10,894
Core-Mark Holding Co., Inc. (a)	900	17,793
Fossil, Inc. (a)	1,200	21,780
Houston Wire & Cable Co.	9,800	112,896
Ingram Micro, Inc. Class A (a)	7,500	99,975
LKQ Corp. (a)	1,000	11,440
Owens & Minor, Inc.	7,900	341,833
Pool Corp.	5,500	95,755
ScanSource, Inc. (a)	5,300	105,152
Tech Data Corp. (a)	17,100	366,795
United Stationers, Inc. (a)	9,560	357,448
WESCO International, Inc. (a)	22,900	455,252

		2,239,535

Diversified Financial — 1.7%
Advanta Corp. Class B	9,692	43,808
AmeriCredit Corp. (a)	32,000	187,520
Asset Acceptance Capital Corp. (a)	6,200	50,282
BGC Partners, Inc. Class A	600	2,454
Discover Financial Services	26,900	329,525
Doral Financial Corp. (a)	200	1,870
E*Trade Financial Corp. (a)	92,200	167,804
Encore Capital Group, Inc. (a)	1,200	11,232
Financial Federal Corp.	12,300	284,745
The First Marblehead Corp.	11,600	19,720
GAMCO Investors, Inc. Class A	1,400	53,298
Greenhill & Co., Inc.	200	13,194
Interactive Brokers Group, Inc. (a)	8,000	170,960
KBW, Inc. (a)	5,100	149,328
Knight Capital Group, Inc. Class A (a)	21,100	305,106

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Small Company Opportunities Fund – Portfolio of Investments (Continued)

	Number of Shares	Value

LaBranche & Co., Inc. (a)	29,100	$181,293
Legg Mason, Inc.	2,500	55,475
MarketAxess Holdings, Inc. (a)	2,700	15,444
National Financial Partners Corp.	8,400	55,944
Nelnet, Inc. Class A	4,300	62,909
NewStar Financial, Inc. (a)	900	4,869
Ocwen Financial Corp. (a)	8,700	58,290
Penson Worldwide, Inc. (a)	5,900	42,126
Piper Jaffray Cos. (a)	4,400	173,580
Sanders Morris Harris Group, Inc.	1,500	11,100
Stifel Financial Corp. (a)	4,700	205,155
SWS Group, Inc.	14,546	269,974
Thomas Weisel Partners Group, Inc. (a)	1,300	7,306
TradeStation Group, Inc. (a)	1,000	7,830
US Global Investors, Inc. Class A	300	2,163
World Acceptance Corp. (a)	7,900	145,992

		3,090,296

Electric — 0.4%
Avista Corp.	16,800	333,648
CH Energy Group, Inc.	1,700	70,091
Integrys Energy Group, Inc.	300	14,301
Mirant Corp. (a)	5,100	89,352
Pike Electric Corp. (a)	8,000	70,000
Reliant Energy, Inc. (a)	500	2,625
UIL Holdings Corp.	2,100	69,300
Unisource Energy Corp.	1,500	41,370

		690,687

Electrical Components & Equipment — 1.1%
Advanced Battery Technologies, Inc. (a)	1,900	5,415
Advanced Energy Industries, Inc. (a)	15,976	170,464
Belden, Inc.	20,759	432,618
C&D Technologies, Inc. (a)	5,200	18,200
Encore Wire Corp.	11,100	212,787
Fushi Copperweld, Inc. (a)	600	2,670

	Number of Shares	Value

Graftech International Ltd. (a)	58,800	$476,868
Graham Corp.	3,300	69,300
Hubbell, Inc. Class B	800	28,696
Insteel Industries, Inc.	11,000	112,860
Littelfuse, Inc. (a)	6,469	120,711
Molex, Inc.	11,400	164,274
Powell Industries, Inc. (a)	4,600	85,146
Valence Technology, Inc. (a)	13,200	30,360
Vicor Corp.	3,701	25,870

		1,956,239

Electronics — 3.7%
American Science & Engineering, Inc.	1,800	113,220
Amphenol Corp. Class A	4,100	117,465
Analogic Corp.	8,700	384,192
Arrow Electronics, Inc. (a)	13,400	233,830
Avnet, Inc. (a)	11,200	187,488
AVX Corp.	3,100	27,962
Axsys Technologies, Inc. (a)	4,600	303,738
Badger Meter, Inc.	6,900	173,880
Bel Fuse, Inc. Class A	5,300	110,346
Benchmark Electronics, Inc. (a)	35,300	423,247
Brady Corp. Class A	7,000	217,000
Cogent, Inc. (a)	13,900	127,046
Coherent, Inc. (a)	8,800	222,640
CTS Corp.	17,413	121,717
Cymer, Inc. (a)	12,300	300,981
Daktronics, Inc.	4,600	45,816
Dionex Corp. (a)	370	19,917
Dolby Laboratories, Inc. Class A (a)	200	6,314
Electro Scientific Industries, Inc. (a)	5,300	44,361
FEI Co. (a)	9,400	197,494
II-VI, Inc. (a)	3,300	92,697
Itron, Inc. (a)	100	4,848
Jabil Circuit, Inc.	7,900	66,439
Measurement Specialties, Inc. (a)	100	1,068
Methode Electronics, Inc.	17,300	131,307
Multi-Fineline Electronix, Inc. (a)	10,100	117,968
Nam Tai Electronics, Inc.	4,300	32,680

	Number of Shares	Value

National Instruments Corp.	7,500	$190,500
Newport Corp. (a)	3,500	25,165
OSI Systems, Inc. (a)	2,900	33,350
Park Electrochemical Corp.	5,800	125,396
Plexus Corp. (a)	21,500	401,190
Rofin-Sinar Technologies, Inc. (a)	17,598	392,260
Rogers Corp. (a)	4,700	141,470
Sanmina-SCI Corp. (a)	36,200	27,150
Stoneridge, Inc. (a)	12,200	69,418
Technitrol, Inc.	15,100	87,127
Thomas & Betts Corp. (a)	1,500	35,625
Trimble Navigation Ltd. (a)	6,300	129,591
TTM Technologies, Inc. (a)	23,900	171,124
Varian, Inc. (a)	5,600	206,360
Vishay Intertechnology, Inc. (a)	62,200	268,082
Watts Water Technologies, Inc. Class A	1,700	44,931
Woodward Governor Co.	13,574	435,725
Zygo Corp. (a)	400	3,436

		6,613,561

Energy – Alternate Sources — 0.2%
Canadian Hydro Developers, Inc. (a)	31,300	84,696
Energy Conversion Devices, Inc. (a)	100	3,414
Headwaters, Inc. (a)	22,100	234,260
Plug Power, Inc. (a)	1,000	980
VeraSun Energy Corp. (a)	18,600	8,928

		332,278

Engineering & Construction — 1.2%
Aecom Technology Corp. (a)	700	12,341
Chicago Bridge & Iron Co. NV	13,300	164,787
Dycom Industries, Inc. (a)	21,200	188,256
Emcor Group, Inc. (a)	27,716	492,513
ENGlobal Corp. (a)	10,100	44,339
Granite Construction, Inc.	16,300	581,421

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Small Company Opportunities Fund – Portfolio of Investments (Continued)

	Number of Shares	Value

Insituform Technologies, Inc. Class A (a)	10,100	$135,643
KBR, Inc.	300	4,452
Layne Christensen Co. (a)	1,000	26,280
Michael Baker Corp. (a)	4,400	104,852
Perini Corp. (a)	15,500	294,810
Stanley, Inc. (a)	1,800	61,668

		2,111,362

Entertainment — 0.5%
Ascent Media Corp. Series A (a)	500	12,645
Churchill Downs, Inc.	1,100	41,778
Dover Downs Gaming & Entertainment, Inc.	500	2,560
DreamWorks Animation SKG, Inc. Class A (a)	4,900	137,690
International Speedway Corp. Class A	8,500	266,815
Isle of Capri Casinos, Inc. (a)	4,400	22,396
National CineMedia, Inc.	6,500	52,650
Pinnacle Entertainment, Inc. (a)	4,600	25,760
Speedway Motorsports, Inc.	7,500	119,625
Steinway Musical Instruments, Inc. (a)	2,700	60,102
Vail Resorts, Inc. (a)	3,800	126,388
Warner Music Group Corp.	14,100	58,374

		926,783

Environmental Controls — 0.6%
American Ecology Corp.	7,900	138,566
Calgon Carbon Corp. (a)	14,000	186,480
Casella Waste Systems, Inc. Class A (a)	2,800	14,112
Clean Harbors, Inc. (a)	4,500	295,065
Darling International, Inc. (a)	29,300	220,922
EnergySolutions, Inc.	1,100	4,961
Met-Pro Corp.	600	7,008
Metalico, Inc. (a)	10,300	32,960
Mine Safety Appliances Co.	4,000	108,000
Nalco Holding Co.	4,200	59,304

	Number of Shares	Value

Rentech, Inc. (a)	3,200	$2,368
Waste Services, Inc. (a)	1,000	5,980

		1,075,726

Foods — 0.8%
Arden Group, Inc. Class A	382	57,300
Chiquita Brands International, Inc. (a)	15,800	215,670
Del Monte Foods Co.	24,500	154,595
Diamond Foods, Inc.	7,000	204,610
Fresh Del Monte Produce, Inc. (a)	4,900	103,439
Ingles Markets, Inc. Class A	2,040	38,066
J&J Snack Foods Corp.	1,400	43,904
Nash Finch Co.	6,900	272,067
Pilgrim’s Pride Corp.	3,200	3,488
Ralcorp Holdings, Inc. (a)	1,300	87,984
Spartan Stores, Inc.	7,300	197,027
SuperValu, Inc.	3,000	42,720
Winn-Dixie Stores, Inc. (a)	300	4,506

		1,425,376

Forest Products & Paper — 0.8%
Buckeye Technologies, Inc. (a)	7,600	44,764
Deltic Timber Corp.	1,500	68,325
Domtar Corp. (a)	8,900	22,072
Glatfelter	13,100	135,061
MeadWestvaco Corp.	700	9,821
Mercer International, Inc. (a)	3,400	9,520
Neenah Paper, Inc.	3,200	28,896
Potlatch Corp.	2,300	76,383
Rock-Tenn Co. Class A	14,109	429,055
Schweitzer-Mauduit International, Inc.	2,100	35,112
Smurfit-Stone Container Corp. (a)	41,100	55,485
Temple-Inland, Inc.	42,000	249,060
Verso Paper Corp.	1,000	1,550
Wausau Paper Corp.	14,200	131,492
Xerium Technologies, Inc.	8,300	32,287

		1,328,883

Gas — 0.6%
The Laclede Group, Inc.	5,500	287,760
Northwest Natural Gas Co.	4,200	213,696

	Number of Shares	Value

Southwest Gas Corp.	1,557	$40,669
WGL Holdings, Inc.	14,500	466,755

		1,008,880

Hand & Machine Tools — 0.5%
Baldor Electric Co.	17,400	305,544
K-Tron International, Inc. (a)	100	9,399
Kennametal, Inc.	1,500	31,830
Lincoln Electric Holdings, Inc.	3,100	133,765
Regal-Beloit Corp.	5,500	179,080
Snap-on, Inc.	4,600	169,970
The Stanley Works	1,200	39,288
Thermadyne Holdings Corp. (a)	1,600	14,416

		883,292

Health Care – Products — 1.5%
Abaxis, Inc. (a)	2,000	30,740
AngioDynamics, Inc. (a)	3,100	39,060
Bruker Corp. (a)	1,500	6,135
Cardiac Science Corp. (a)	400	3,732
CONMED Corp. (a)	8,600	225,320
Cyberonics, Inc. (a)	10,900	138,866
Datascope Corp.	3,800	190,646
Exactech, Inc. (a)	2,816	56,883
Hanger Orthopedic Group, Inc. (a)	11,800	196,588
Hillenbrand Industries, Inc.	1,400	31,864
Invacare Corp.	3,900	70,941
IRIS International, Inc. (a)	2,200	24,530
Kensey Nash Corp. (a)	6,900	175,191
Luminex Corp. (a)	9,300	173,445
Merit Medical Systems, Inc. (a)	10,900	199,470
Natus Medical, Inc. (a)	6,986	106,886
Palomar Medical Technologies, Inc. (a)	900	10,296
Quidel Corp. (a)	11,600	183,396
Somanetics Corp. (a)	5,900	110,625
SonoSite, Inc. (a)	3,700	77,959
Spectranetics Corp. (a)	500	1,500
Steris Corp.	6,600	224,664
Symmetry Medical, Inc. (a)	3,600	46,512
Synovis Life Technologies, Inc. (a)	4,000	69,960
Vnus Medical Technologies, Inc. (a)	4,000	61,720

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Small Company Opportunities Fund – Portfolio of Investments (Continued)

	Number of Shares	Value

Zoll Medical Corp. (a)	8,200	$197,456

		2,654,385

Health Care – Services — 1.8%
Alliance Imaging, Inc. (a)	11,100	90,465
Almost Family, Inc. (a)	1,400	67,424
AMERIGROUP Corp. (a)	17,600	440,000
AmSurg Corp. (a)	200	4,988
Assisted Living Concepts, Inc. Class A (a)	2,300	11,431
Centene Corp. (a)	25,100	472,884
Cigna Corp.	800	13,040
Coventry Health Care, Inc. (a)	2,100	27,699
The Ensign Group, Inc.	200	3,278
Gentiva Health Services, Inc. (a)	3,500	95,025
Health Net, Inc. (a)	2,000	25,760
Healthways, Inc. (a)	900	9,090
Kindred Healthcare, Inc. (a)	12,900	186,921
LHC Group, Inc. (a)	600	21,168
Life Sciences Research, Inc. (a)	1,700	31,348
LifePoint Hospitals, Inc. (a)	23,400	560,898
Lincare Holdings, Inc. (a)	12,100	318,835
Medcath Corp. (a)	2,400	37,008
Molina Healthcare, Inc. (a)	10,335	230,160
National Healthcare Corp.	100	4,101
Odyssey Healthcare, Inc. (a)	4,900	46,991
RehabCare Group, Inc. (a)	8,300	142,179
Res-Care, Inc. (a)	6,000	92,460
Skilled Healthcare Group, Inc. Class A (a)	1,900	23,332
Sun Healthcare Group, Inc. (a)	2,000	22,960
WellCare Health Plans, Inc. (a)	10,676	258,039

		3,237,484

Home Builders — 0.9%
Amrep Corp. (a)	500	15,055
Beazer Homes USA, Inc. (a)	21,300	67,521

	Number of Shares	Value

Brookfield Homes Corp.	300	$2,748
Cavco Industries, Inc. (a)	900	30,627
Centex Corp.	8,700	106,575
Champion Enterprises, Inc. (a)	35,900	67,133
Hovnanian Enterprises, Inc. Class A (a)	29,400	126,126
KB Home	6,800	113,492
Lennar Corp. Class A	24,200	187,308
M/I Homes, Inc.	6,600	89,826
Meritage Home Corp. (a)	6,000	82,380
Palm Harbor Homes, Inc. (a)	1,200	10,320
Pulte Homes, Inc.	3,900	43,446
The Ryland Group, Inc.	18,700	351,373
Thor Industries, Inc.	17,200	307,880
Winnebago Industries, Inc.	5,100	30,294

		1,632,104

Home Furnishing — 0.5%
American
Woodmark Corp.	2,000	37,080
DTS, Inc. (a)	7,800	161,070
Ethan Allen Interiors, Inc.	6,602	118,110
Furniture Brands International, Inc.	21,500	122,335
Harman International Industries, Inc.	1,500	27,555
Hooker Furniture Corp.	5,500	50,105
Kimball International, Inc. Class B	5,000	37,250
La-Z-Boy, Inc.	23,600	136,408
Sealy Corp.	11,700	37,791
Tempur-Pedic International, Inc.	14,600	114,026
Universal Electronics, Inc. (a)	100	2,113

		843,843

Household Products — 0.7%
ACCO Brands Corp. (a)	10,400	29,328
American Greetings Corp. Class A	24,928	291,159
Blyth, Inc.	15,200	130,720
Central Garden & Pet Co. Class A (a)	5,500	17,490

	Number of Shares	Value

CSS Industries, Inc.	3,200	$71,040
Ennis, Inc.	4,688	55,178
Helen of Troy Ltd. (a)	11,600	208,684
Prestige Brands Holdings, Inc. (a)	18,400	127,144
The Scotts Miracle-Gro Co. Class A	5,400	141,048
The Standard Register Co.	9,200	74,796
Tupperware Brands Corp.	2,100	53,130
WD-40 Co.	4,400	128,040

		1,327,757

Housewares — 0.4%
National Presto Industries, Inc.	2,200	145,750
The Toro Co.	18,083	608,312

		754,062

Insurance — 6.0%
Allied World Assurance Holdings Ltd.	11,400	365,598
American Equity Investment Life Holding Co.	16,800	75,936
American Financial Group, Inc.	6,100	138,653
American Physicians Capital, Inc.	5,700	233,187
Amerisafe, Inc. (a)	11,100	191,364
Amtrust Financial Services, Inc.	15,400	151,228
Arch Capital Group Ltd. (a)	1,000	69,750
Aspen Insurance Holdings Ltd.	26,300	603,848
Assured Guaranty Ltd.	2,100	23,583
Axis Capital Holdings Ltd.	7,300	207,904
Brown & Brown, Inc.	5,100	104,652
Cincinnati Financial Corp.	2,100	54,579
Citizens, Inc. (a)	1,000	8,490
CNA Financial Corp.	7,700	119,812
CNA Surety Corp. (a)	6,989	96,798
Conseco, Inc. (a)	41,500	77,190
Delphi Financial Group, Inc. Class A	10,084	158,823
Donegal Group, Inc. Class A	257	4,210
eHealth, Inc. (a)	600	7,632

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Small Company Opportunities Fund – Portfolio of Investments (Continued)

	Number of Shares	Value

EMC Insurance Group, Inc.	300	$7,338
Employers Holdings, Inc.	11,000	140,360
Endurance Specialty Holdings Ltd.	14,700	444,528
Everest Re Group Ltd.	100	7,470
FBL Financial Group, Inc. Class A	6,700	116,982
Fidelity National Financial, Inc. Class A	6,700	60,367
First American Corp.	2,700	55,107
FPIC Insurance Group, Inc. (a)	4,398	196,854
Genworth Financial, Inc. Class A	22,100	106,964
Hallmark Financial Services, Inc. (a)	2,000	13,000
The Hanover Insurance Group, Inc.	1,500	58,875
Harleysville Group, Inc.	7,321	231,197
HCC Insurance Holdings, Inc.	2,800	61,768
Horace Mann Educators Corp.	7,500	59,700
Infinity Property & Casualty Corp.	6,535	260,224
IPC Holdings Ltd.	19,800	546,678
LandAmerica Financial Group, Inc.	6,300	62,055
Lincoln National Corp.	1,500	25,860
Max Capital Group Ltd.	27,000	430,650
Meadowbrook Insurance Group, Inc.	8,042	42,381
Montpelier Re Holdings Ltd.	8,300	118,773
National Interstate Corp.	2,700	47,250
National Western Life Insurance Co. Class A	100	18,878
Nationwide Financial Services, Inc. Class A	3,700	175,047
Navigators Group, Inc. (a)	4,900	247,499
NYMAGIC, Inc.	100	1,745
Odyssey Re Holdings Corp.	3,600	141,984
OneBeacon Insurance Group Ltd.	3,300	45,540
Philadelphia Consolidated Holding Corp. (a)	8,400	491,316
The Phoenix Companies, Inc.	19,093	123,532

	Number of Shares	Value

Platinum Underwriters Holdings Ltd.	23,000	$730,020
PMA Capital Corp. Class A (a)	3,500	16,170
The PMI Group, Inc.	19,400	48,306
Presidential Life Corp.	1,300	12,194
ProAssurance Corp. (a)	10,700	587,965
Protective Life Corp.	6,400	53,440
Radian Group, Inc.	18,100	65,160
Reinsurance Group of America, Inc. Class A	1,000	37,340
RenaissanceRe Holdings Ltd.	1,000	45,900
RLI Corp.	5,890	338,027
Safety Insurance Group, Inc.	5,400	205,146
SeaBright Insurance Holdings, Inc. (a)	5,430	56,798
Selective Insurance Group	15,544	369,170
StanCorp Financial Group, Inc.	4,663	158,915
State Auto Financial Corp.	1,600	42,144
Stewart Information Services Corp.	1,300	21,580
Transatlantic Holdings, Inc.	1,300	55,705
United America Indemnity Ltd. Class A (a)	8,162	97,781
United Fire & Casualty Co.	600	13,902
Unitrin, Inc.	9,300	195,300
Universal American Corp. (a)	4,100	36,285
Unum Group	5,800	91,350
W.R. Berkley Corp.	6,100	160,247
Willis Group Holdings Ltd.	352	9,236
Zenith National Insurance Corp.	5,700	187,302

		10,668,542

Internet — 3.1%
1-800-Flowers.com, Inc. Class A (a)	17,300	92,555
Akamai Technologies, Inc. (a)	2,800	40,264
Art Technology Group, Inc. (a)	6,000	11,700
Asiainfo Holdings, Inc. (a)	17,900	196,721

	Number of Shares	Value

Avocent Corp. (a)	24,700	$370,994
Bidz.com, Inc. (a)	1,100	7,425
Blue Nile, Inc. (a)	1,900	58,102
Check Point Software Technologies Ltd. (a)	3,800	76,836
Cogent Communications Group, Inc. (a)	4,100	19,598
CyberSources Corp. (a)	2,629	31,942
Digital River, Inc. (a)	12,800	317,184
EarthLink, Inc. (a)	21,700	149,730
eResearch Technology, Inc. (a)	17,000	109,820
Expedia, Inc. (a)	3,800	36,138
F5 Networks, Inc. (a)	11,500	285,430
Global Sources Ltd. (a)	14,149	111,777
i2 Technologies, Inc. (a)	1,500	21,375
IAC/InterActiveCorp (a)	350	5,866
Imergent, Inc.	3,500	25,550
Interwoven, Inc. (a)	13,855	174,712
j2 Global Communications, Inc. (a)	29,035	468,044
The Knot, Inc. (a)	1,500	10,350
Liberty Media Holding Corp. Interactive Class A (a)	8,800	42,944
Limelight Networks, Inc. (a)	300	714
LoopNet, Inc. (a)	4,600	34,822
ModusLink Global Solutions, Inc. (a)	6,290	34,973
Move, Inc. (a)	3,100	5,208
Navisite, Inc. (a)	3,200	1,600
Netflix, Inc. (a)	23,600	584,336
NIC, Inc.	10,300	55,311
NutriSystem, Inc.	7,400	104,710
Online Resources Corp. (a)	300	1,050
Orbitz Worldwide, Inc. (a)	5,100	17,187
Overstock.com, Inc. (a)	4,300	53,363
Priceline.com, Inc. (a)	1,500	78,945
RealNetworks, Inc. (a)	18,800	80,464
S1 Corp. (a)	28,600	179,322
Sapient Corp. (a)	39,400	216,306
Shutterfly, Inc. (a)	1,000	7,630
Sohu.com, Inc. (a)	1,600	87,904
SonicWALL, Inc. (a)	11,865	53,155
Stamps.com, Inc. (a)	8,800	85,888
TheStreet.com, Inc.	4,466	17,596
thinkorswim Group, Inc. (a)	6,000	48,000

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Small Company Opportunities Fund – Portfolio of Investments (Continued)

	Number of Shares	Value

TIBCO Software, Inc. (a)	90,700	$467,105
United Online, Inc.	27,773	205,520
Valueclick, Inc. (a)	21,900	162,060
VeriSign, Inc. (a)	1,200	25,440
Vignette Corp. (a)	11,778	95,637
Vocus, Inc. (a)	4,400	74,052
WebMD Health Corp. Class A (a)	100	2,235
Zix Corp. (a)	3,400	6,086

		5,451,676

Investment Companies — 0.0%
NGP Capital Resources Co.	1,200	14,580

Iron & Steel — 0.7%
AK Steel Holding Corp.	9,290	129,317
Allegheny Technologies, Inc.	2,200	58,388
Carpenter Technology Corp.	14,947	270,541
General Steel Holdings, Inc. (a)	2,100	9,954
Olympic Steel, Inc.	5,279	120,678
Reliance Steel & Aluminum Co.	6,500	162,760
Schnitzer Steel Industries, Inc. Class A	14,808	398,779
Shiloh Industries, Inc.	747	3,742
Sutor Technology Group Ltd. (a)	400	860
United States Steel Corp.	2,400	88,512
Universal Stainless & Alloy (a)	1,300	23,959

		1,267,490

Leisure Time — 0.6%
Brunswick Corp.	40,400	140,188
Callaway Golf Co.	46,288	484,173
Interval Leisure Group, Inc. (a)	2,240	16,262
Polaris Industries, Inc.	6,200	208,754
Town Sports International Holdings, Inc. (a)	2,500	6,225
WMS Industries, Inc. (a)	8,400	210,000

		1,065,602

Lodging — 0.2%
Ameristar Casinos, Inc.	3,400	31,314
Boyd Gaming Corp.	20,400	138,720

	Number of Shares	Value

Marcus Corp.	5,000	$70,150
Riviera Holdings Corp. (a)	200	858
Wyndham Worldwide Corp.	14,800	121,212

		362,254

Machinery – Construction & Mining — 0.1%
Astec Industries, Inc. (a)	6,556	166,654
Joy Global, Inc.	1,000	28,980

		195,634

Machinery – Diversified — 1.9%
Altra Holdings, Inc. (a)	6,500	58,110
Applied Industrial Technologies, Inc.	21,372	431,501
Briggs & Stratton Corp.	11,300	178,088
Cascade Corp.	1,300	42,913
Chart Industries, Inc. (a)	10,200	138,924
Cognex Corp.	14,300	229,086
Columbus McKinnon Corp. (a)	9,300	130,572
Cummins, Inc.	4,400	113,740
DXP Enterprises, Inc. (a)	1,600	22,336
Gardner Denver, Inc. (a)	18,700	479,094
Gerber Scientific, Inc. (a)	2,600	12,428
Gorman-Rupp Co.	7,650	240,592
Hurco Cos., Inc. (a)	1,400	31,500
IDEX Corp.	5,500	127,490
Kadant, Inc. (a)	8,200	134,808
The Manitowoc Co., Inc.	4,600	45,264
NACCO Industries, Inc. Class A	300	18,483
Nordson Corp.	4,500	166,185
Robbins & Myers, Inc.	8,900	181,560
Rockwell Automation, Inc.	500	13,835
Roper Industries, Inc.	600	27,210
Sauer-Danfoss, Inc.	700	7,175
Tecumseh Products Co. Class A (a)	10,000	185,200
Tennant Co.	2,836	71,155
Twin Disc, Inc.	1,200	9,300
Wabtec Corp.	4,100	163,016
Zebra Technologies Corp. Class A (a)	7,400	149,776

		3,409,341

	Number of Shares	Value

Manufacturing — 2.4%
A.O. Smith Corp.	13,700	$432,235
Actuant Corp. Class A	15,100	270,743
Acuity Brands, Inc.	17,384	607,745
Ameron International Corp.	3,300	155,100
AZZ, Inc. (a)	6,000	175,080
Barnes Group, Inc.	23,200	336,632
Blount International, Inc. (a)	16,300	141,647
Ceradyne, Inc. (a)	13,700	321,950
Cooper Industries Ltd. Class A	1,500	46,425
Crane Co.	1,000	16,370
Dover Corp.	3,400	108,018
EnPro Industries, Inc. (a)	14,400	319,824
Federal Signal Corp.	16,300	138,713
GenTek, Inc. (a)	608	10,944
Griffon Corp. (a)	8,580	72,415
Harsco Corp.	300	7,101
Ingersoll-Rand Co. Ltd. Class A	11,900	219,555
John Bean Technologies Corp.	2,233	18,713
Koppers Holdings, Inc.	12,500	297,375
LSB Industries, Inc. (a)	3,200	26,304
Lydall, Inc. (a)	4,400	29,260
Mccoy Corp.	24,300	33,976
Myers Industries, Inc.	7,465	78,905
Parker Hannifin Corp.	1,300	50,401
Raven Industries, Inc.	5,200	167,388
Reddy Ice Holdings, Inc.	1,500	3,990
Standex International Corp.	1,700	43,877
Tredegar Corp.	8,200	120,704
Trimas Corp. (a)	200	790
Trinity Industries, Inc.	2,400	40,512

		4,292,692

Media — 0.8%
Acacia Research - Acacia Technologies (a)	4,489	11,582
Belo Corp. Class A	30,000	63,900
CBS Corp. Class B	5,800	56,318
Charter Communications, Inc. Class A (a)	76,600	33,704
Courier Corp.	600	10,446
Cox Radio, Inc. Class A (a)	10,500	57,225
CTC Media, Inc. (a)	1,000	7,400

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Small Company Opportunities Fund – Portfolio of Investments (Continued)

	Number of Shares	Value

Cumulus Media, Inc. Class A (a)	6,891	$7,236
DG FastChannel, Inc. (a)	300	5,313
DISH Network Corp. Class A (a)	3,100	48,794
The E.W. Scripps Co. Class A	16,100	74,865
Entercom Communications Corp.	2,800	1,876
Entravision Communications Corp. Class A (a)	36,100	68,229
Fisher Communications, Inc.	200	7,380
Gannett Co., Inc.	3,500	38,500
Journal Communications, Inc. Class A	6,100	15,250
Liberty Media Corp. Capital Class A (a)	2,000	13,620
Lin TV Corp. Class A (a)	7,400	12,654
The McClatchy Co. Class A	14,700	45,129
Media General, Inc. Class A	4,700	35,861
Mediacom Communications Corp. (a)	10,900	48,396
Meredith Corp.	19,200	371,904
Scholastic Corp.	17,200	319,404
Sinclair Broadcast Group, Inc. Class A	24,002	77,526

		1,432,512

Metal Fabricate & Hardware — 1.2%
A.M. Castle & Co.	6,700	81,539
Ampco-Pittsburgh Corp.	5,403	127,727
Circor International, Inc.	6,500	199,225
Commercial Metals Co.	2,800	31,080
Haynes International, Inc. (a)	2,700	68,337
L.B. Foster Co. Class A (a)	2,200	60,500
Ladish Co., Inc. (a)	400	6,812
Mueller Industries, Inc.	21,097	482,488
Mueller Water Products, Inc. Class A	13,300	93,100
NN, Inc.	2,900	20,909
Northwest Pipe Co. (a)	3,800	109,174
RBC Bearings, Inc. (a)	1,100	26,103

	Number of Shares	Value

Sims Group Ltd. Sponsored ADR (Australia)	18,278	$179,490
Sun Hydraulics Corp.	7,350	153,909
Timken Co.	7,700	122,276
Worthington Industries, Inc.	36,200	436,934

		2,199,603

Mining — 0.5%
Amerigo Resources Ltd.	74,300	36,666
Brush Engineered Materials, Inc. (a)	2,300	28,221
Century Aluminum Co. (a)	20,000	251,400
Compass Minerals International, Inc.	1,700	93,381
Farallon Resources Ltd. (a)	84,100	13,834
Hecla Mining Co. (a)	34,500	85,905
Kaiser Aluminum Corp.	4,300	144,308
Redcorp Ventures Ltd. (a)	338,800	16,719
RTI International Metals, Inc. (a)	15,300	241,587

		912,021

Office Equipment/Supplies — 0.3%
Ikon Office Solutions, Inc.	32,618	562,008
Pitney Bowes, Inc.	500	12,390

		574,398

Office Furnishings — 1.1%
Herman Miller, Inc.	29,600	651,200
HNI Corp.	17,700	324,264
Interface, Inc. Class A	29,392	207,214
Knoll, Inc.	18,664	269,881
Steelcase, Inc. Class A	44,037	409,544

		1,862,103

Oil & Gas — 3.7%
Abraxas Petroleum Corp. (a)	3,900	8,580
ATP Oil & Gas Corp. (a)	10,700	128,828
Berry Petroleum Co. Class A	14,000	326,200
Bill Barrett Corp. (a)	10,800	220,320
BPZ Resources, Inc. (a)	5,800	57,420
Brigham Exploration Co. (a)	16,400	128,576
Bronco Drilling Co., Inc. (a)	300	2,316

	Number of Shares	Value

Callon Petroleum Co. (a)	11,300	$116,616
Cano Petroleum, Inc. (a)	1,800	1,044
Cimarex Energy Co.	8,300	335,818
CVR Energy, Inc. (a)	8,800	34,936
Delek US Holdings, Inc.	5,600	31,304
Delta Petroleum Corp. (a)	5,600	52,640
Denbury Resources, Inc. (a)	10,100	128,371
Energy Partners Ltd. (a)	17,500	75,600
ENSCO International, Inc.	7,551	287,014
EXCO Resources, Inc. (a)	3,500	32,165
Frontier Oil Corp.	5,500	72,655
Galleon Energy, Inc. Class A (a)	2,000	10,577
Gasco Energy, Inc. (a)	24,500	19,600
Georesources, Inc. (a)	2,200	32,868
Grey Wolf, Inc. (a)	92,700	595,134
Helmerich & Payne, Inc.	1,000	34,310
Holly Corp.	3,000	58,890
Houston American Energy Corp.	400	1,596
Jura Energy Corp. (a)	58,700	12,070
Mariner Energy, Inc. (a)	27,900	401,481
Meridian Resource Corp. (a)	12,500	14,750
Midnight Oil Exploration Ltd. (a)	17,700	13,102
Nabors Industries Ltd. (a)	8,600	123,668
Noble Energy, Inc.	800	41,456
Paramount Resources Ltd. Class A (a)	1,800	13,250
Parker Drilling Co. (a)	27,200	139,264
Patterson-UTI Energy, Inc.	16,100	213,647
Petrohawk Energy Corp. (a)	7,900	149,705
PetroQuest Energy, Inc. (a)	5,100	50,745
Pioneer Drilling Co. (a)	15,200	117,648
Plains Exploration & Production Co. (a)	8,700	245,340
Pride International, Inc. (a)	4,700	88,313
Rosetta Resources, Inc. (a)	22,500	237,375
Stone Energy Corp. (a)	15,992	485,197

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Small Company Opportunities Fund – Portfolio of Investments (Continued)

	Number of Shares	Value

Sunoco, Inc.	1,100	$33,550
Swift Energy Co. (a)	13,700	439,496
Tesoro Corp.	3,000	29,010
TriStar Oil & Gas Ltd. (a)	7,000	59,012
TUSK Energy Corp. (a)	53,900	54,527
Unit Corp. (a)	5,800	217,732
VAALCO Energy, Inc. (a)	32,800	173,840
Venoco, Inc. (a)	1,900	8,037
Vero Energy, Inc. (a)	7,000	39,322
W&T Offshore, Inc.	12,000	230,040
Warren Resources, Inc. (a)	6,600	34,914
Western Refining, Inc.	9,300	62,031

		6,521,900

Oil & Gas Services — 1.4%
Allis-Chalmers Energy, Inc. (a)	6,500	43,940
Basic Energy Services, Inc. (a)	8,400	114,912
BJ Services Co.	7,100	91,235
Complete Production Services, Inc. (a)	16,900	209,391
Dawson Geophysical Co. (a)	1,400	34,342
Dresser-Rand Group, Inc. (a)	2,300	51,520
Forbes Energy Services Ltd. (a)	30,500	58,700
Gulf Island Fabrication, Inc.	6,700	132,057
ION Geophysical Corp. (a)	10,400	68,224
Key Energy Services, Inc. (a)	28,900	179,180
Lufkin Industries, Inc.	2,500	130,800
Matrix Service Co. (a)	1,600	19,600
Natural Gas Services Group, Inc. (a)	4,700	62,275
Newpark Resources, Inc. (a)	30,200	173,650
North American Energy Partners, Inc. (a)	5,100	20,706
Oil States International, Inc. (a)	22,800	527,364
SEACOR Holdings, Inc. (a)	6,000	403,020
Superior Energy Services, Inc. (a)	500	10,660
T-3 Energy Services, Inc. (a)	157	3,785
Technicoil Corp. (a)	99,200	35,899

	Number of Shares	Value

TETRA Technologies, Inc. (a)	4,100	$28,536
Union Drilling, Inc. (a)	8,600	47,128
Willbros Group, Inc. (a)	600	9,294

		2,456,218

Packaging & Containers — 0.1%
Owens-IIlinois, Inc. (a)	1,300	29,744
Packaging Corp. of America	400	6,732
Sealed Air Corp.	2,200	37,224
Sonoco Products Co.	6,000	151,080

		224,780

Pharmaceuticals — 2.2%
Adolor Corp. (a)	13,000	40,950
Allos Therapeutics, Inc. (a)	8,700	63,597
Alnylam Pharmaceuticals, Inc. (a)	4,000	92,000
Array Biopharma, Inc. (a)	1,400	6,888
Auxilium Pharmaceuticals, Inc. (a)	3,000	58,950
CPEX Pharmaceuticals, Inc. (a)	100	1,165
Cubist Pharmaceuticals, Inc. (a)	15,300	388,467
CV Therapeutics, Inc. (a)	12,100	112,893
Durect Corp. (a)	1,100	4,521
Emergent Biosolutions, Inc. (a)	8,300	149,483
Endo Pharmaceuticals Holdings, Inc. (a)	12,500	231,250
Forest Laboratories, Inc. (a)	2,400	55,752
HealthExtras, Inc. (a)	4,700	79,289
Herbalife Ltd.	1,300	31,759
K-V Pharmaceutical Co. Class A (a)	1,200	20,400
King Pharmaceuticals, Inc. (a)	39,890	350,633
MannKind Corp. (a)	6,700	25,192
The Medicines Co. (a)	1,600	27,888
Medicis Pharmaceutical Corp. Class A	23,400	333,918
Medivation, Inc. (a)	1,000	18,770
MiddleBrook Pharmaceuticals, Inc. (a)	5,500	7,425

	Number of Shares	Value

Nabi Biopharmaceuticals (a)	2,000	$7,840
NBTY, Inc. (a)	20,749	484,904
Nektar Therapeutics (a)	6,400	35,392
Neogen Corp. (a)	500	14,735
Noven Pharmaceuticals, Inc. (a)	8,600	96,750
Omega Protein Corp. (a)	10,000	73,800
Omnicare, Inc.	1,700	46,869
Onyx Pharmaceuticals, Inc. (a)	800	21,584
Pain Therapeutics, Inc. (a)	7,800	71,292
Par Pharmaceutical Cos., Inc. (a)	3,400	34,000
PetMed Express, Inc. (a)	8,500	150,110
PharMerica Corp. (a)	11,000	225,830
Pozen, Inc. (a)	4,300	26,531
Progenics Pharmaceuticals, Inc. (a)	3,700	37,037
Rigel Pharmaceuticals, Inc. (a)	2,700	23,517
Salix Pharmaceuticals Ltd. (a)	4,200	38,640
Savient Pharmaceuticals, Inc. (a)	5,100	24,276
Sepracor, Inc. (a)	5,700	75,924
Sirona Dental Systems, Inc. (a)	3,300	52,701
United Therapeutics Corp. (a)	400	34,892
Viropharma, Inc. (a)	1,300	16,302
VIVUS, Inc. (a)	10,000	60,900
Warner Chilcott Ltd. Class A (a)	500	6,935
Watson Pharmaceuticals, Inc. (a)	7,000	183,190

		3,945,141

Pipelines — 0.0%
Enbridge Energy Management LLC (a)	102	3,834

Real Estate — 0.0%
Avatar Holdings, Inc. (a)	500	16,975
Forestar Real Estate Group, Inc. (a)	700	6,125

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Small Company Opportunities Fund – Portfolio of Investments (Continued)

	Number of Shares	Value

Hilltop Holdings, Inc. (a)	700	$6,580

		29,680

Real Estate Investment Trusts (REITS) — 2.7%
Acadia Realty Trust	600	10,842
Agree Realty Corp.	2,413	48,429
Alexander’s, Inc.	100	35,000
Alexandria Real Estate Equities, Inc.	1,500	104,280
American Campus Communities, Inc.	500	12,990
Arbor Realty Trust, Inc.	1,000	3,600
Ashford Hospitality Trust	12,800	20,736
Associated Estates Realty Corp.	1,500	12,240
BioMed Realty Trust, Inc.	6,200	87,110
Brandywine Realty Trust	6,287	54,320
CapLease, Inc.	1,300	8,775
CBL & Associates Properties, Inc.	5,090	46,981
Cedar Shopping Centers, Inc.	2,700	25,812
Corporate Office Properties Trust	3,700	115,033
DCT Industrial Trust, Inc.	1,400	6,902
DiamondRock Hospitality Co.	22,900	118,622
Digital Realty Trust, Inc.	5,278	176,707
Eastgroup Properties	3,300	110,484
Entertainment Properties Trust	5,000	187,250
Equity Lifestyle Properties, Inc.	2,100	88,179
Equity One, Inc.	3,811	66,578
Extra Space Storage, Inc.	4,800	55,248
FelCor Lodging Trust, Inc.	19,000	57,190
First Industrial Realty Trust, Inc.	10,686	110,493
First Potomac Realty Trust	600	7,368
Glimcher Realty Trust	1,264	6,623
Gramercy Capital Corp.	1,500	3,990
Healthcare Realty Trust, Inc.	4,300	109,865
Hersha Hospitality Trust	2,700	11,367
Highwoods Properties, Inc.	8,000	198,560
Home Properties, Inc.	4,100	166,009

	Number of Shares	Value

Inland Real Estate Corp.	12,800	$146,688
Investors Real Estate Trust	500	4,940
Kite Realty Group Trust	5,800	35,264
LaSalle Hotel Properties	4,000	56,320
Lexington Realty Trust	8,459	67,926
LTC Properties, Inc.	3,500	84,595
Medical Properties Trust, Inc.	7,100	52,398
Mid-America Apartment Communities, Inc.	3,892	137,154
National Health Investors, Inc.	1,800	53,892
National Retail Properties, Inc.	9,977	177,890
Nationwide Health Properties, Inc.	8,078	241,048
Omega Healthcare Investors, Inc.	12,500	188,375
Parkway Properties, Inc.	2,600	44,850
Pennsylvania Real Estate Investment Trust	6,200	78,430
Post Properties, Inc.	500	11,160
PS Business Parks, Inc.	1,700	76,959
Ramco-Gershenson Properties Trust	2,000	26,360
Realty Income Corp.	9,600	221,952
Saul Centers, Inc.	1,100	40,249
Senior Housing Properties Trust	15,292	293,148
SL Green Realty Corp.	800	33,632
Sovran Self Storage, Inc.	2,200	71,390
Strategic Hotels & Resorts, Inc.	10,699	52,960
Sunstone Hotel Investors, Inc.	5,308	34,767
Tanger Factory Outlet Centers, Inc.	4,625	167,286
Taubman Centers, Inc.	2,800	93,016
Universal Health Realty Income Trust	100	3,471
Urstadt Biddle Properties, Inc. Class A	300	4,914
Washington Real Estate Investment Trust	4,500	134,910

		4,703,527

Retail — 9.0%
Abercrombie & Fitch Co. Class A	1,500	43,440
Aeropostale, Inc. (a)	20,350	492,673
AFC Enterprises (a)	1,400	6,804

	Number of Shares	Value

America’s Car-Mart, Inc. (a)	5,200	$84,916
American Eagle Outfitters, Inc.	3,200	35,584
AnnTaylor Stores Corp. (a)	31,500	395,955
Asbury Automotive Group, Inc.	11,400	37,050
AutoNation, Inc. (a)	46,500	319,455
Barnes & Noble, Inc.	13,300	251,104
bebe Stores, Inc.	20,400	180,744
Big 5 Sporting Goods Corp.	800	5,024
Big Lots, Inc. (a)	27,023	660,172
BJ’s Restaurants, Inc. (a)	800	7,112
Blockbuster, Inc. Class A (a)	46,100	70,072
Bob Evans Farms, Inc.	18,677	389,976
Books-A-Million, Inc.	900	2,835
Borders Group, Inc.	15,500	52,545
Brinker International, Inc.	22,500	209,250
Brown Shoe Co., Inc.	20,747	218,673
The Buckle, Inc.	15,980	420,900
California Pizza Kitchen, Inc. (a)	8,400	82,068
Casey’s General Stores, Inc.	6,907	208,591
Cash America International, Inc.	15,900	562,383
Cato Corp. Class A	8,900	138,128
CBRL Group, Inc.	10,956	218,244
CEC Entertainment, Inc. (a)	15,700	403,176
Charlotte Russe Holding, Inc. (a)	6,800	57,460
Charming Shoppes, Inc. (a)	19,000	20,900
Children’s Place (a)	13,500	451,305
Christopher & Banks Corp.	7,100	37,062
Citi Trends, Inc. (a)	7,700	128,821
CKE Restaurants, Inc.	19,400	164,706
Coldwater Creek, Inc. (a)	9,300	33,387
Conn’s, Inc. (a)	4,870	65,989
Denny’s Corp. (a)	46,650	83,504
Dillard’s, Inc. Class A	35,200	187,616
DineEquity, Inc.	2,600	46,878
Dollar Tree, Inc. (a)	4,928	187,363
Dress Barn, Inc. (a)	33,690	322,076
Ezcorp, Inc. (a)	15,000	237,600

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Small Company Opportunities Fund – Portfolio of Investments (Continued)

	Number of Shares	Value

FGX International Holdings Ltd. (a)	800	$8,800
Finish Line, Inc. Class A	33,200	317,724
First Cash Financial Services, Inc. (a)	8,300	127,571
Foot Locker, Inc.	25,100	366,962
Fred’s, Inc. Class A	21,900	268,275
Genesco, Inc. (a)	9,600	238,176
Group 1 Automotive, Inc.	3,000	30,150
Gymboree Corp. (a)	2,800	72,408
Haverty Furniture Cos., Inc.	10,200	100,368
Hibbett Sports, Inc. (a)	8,900	158,509
Hot Topic, Inc. (a)	21,100	136,728
HSN, Inc. (a)	2,240	13,776
Insight Enterprises, Inc. (a)	12,132	118,044
Jack in the Box, Inc. (a)	17,500	351,750
Jo-Ann Stores, Inc. (a)	14,900	285,484
Jones Apparel Group, Inc.	42,300	469,953
Kenneth Cole Productions, Inc. Class A	2,000	26,560
Krispy Kreme Doughnuts, Inc. (a)	12,300	33,948
Limited Brands, Inc.	5,500	65,890
Liz Claiborne, Inc.	53,100	432,765
Lumber Liquidators, Inc. (a)	3,700	30,821
Macy’s, Inc.	5,900	72,511
Men’s Wearhouse, Inc.	13,000	198,770
Movado Group, Inc.	2,400	36,504
MSC Industrial Direct Co., Inc. Class A	1,600	57,376
New York & Co., Inc. (a)	18,900	53,298
Nu Skin Enterprises, Inc. Class A	11,100	143,079
O’ Charley’s, Inc.	1,500	11,250
Office Depot, Inc. (a)	47,500	171,000
OfficeMax, Inc.	29,000	233,450
Pacific Sunwear Of California (a)	21,800	74,556
Panera Bread Co. Class A (a)	1,300	58,656
The Pantry, Inc. (a)	8,900	195,978
PC Connection, Inc. (a)	2,000	12,080
Penske Auto Group, Inc.	27,700	226,863

	Number of Shares	Value

The PEP Boys-Manny Moe & Jack	12,800	$61,696
Phillips-Van Heusen Corp.	3,000	73,530
Pier 1 Imports, Inc. (a)	4,400	6,072
Polo Ralph Lauren Corp.	500	23,585
RadioShack Corp.	37,200	470,952
Red Robin Gourmet Burgers, Inc. (a)	800	12,152
Regis Corp.	11,200	138,544
Retail Ventures, Inc. (a)	600	1,236
Ross Stores, Inc.	1,455	47,564
Ruby Tuesday, Inc. (a)	14,000	33,740
Rush Enterprises, Inc. Class A (a)	10,600	99,322
Sally Beauty Co., Inc. (a)	40,600	206,248
School Specialty, Inc. (a)	5,800	121,800
Sonic Automotive, Inc. Class A	8,700	44,631
Stage Stores, Inc.	12,100	93,291
The Steak’n Shake Co. (a)	5,600	28,840
Systemax, Inc.	7,100	100,536
Talbots, Inc.	17,700	173,637
Tractor Supply Co. (a)	15,900	660,804
Tween Brands, Inc. (a)	9,600	81,792
The Wet Seal, Inc. Class A (a)	42,500	124,950
Williams-Sonoma, Inc.	29,500	244,260
Zale Corp. (a)	16,600	283,196

		15,853,952

Savings & Loans — 0.4%
Anchor Bancorp Wisconsin, Inc.	2,900	16,530
BankFinancial Corp.	700	8,533
Brookline Bancorp, Inc.	2,700	31,590
Dime Community Bancshares	12,700	212,090
First Place Financial Corp.	1,300	8,931
Flagstar Bancorp, Inc.	4,300	8,170
Flushing Financial Corp.	6,900	107,295
OceanFirst Financial Corp.	1,200	19,908
Provident Financial Services, Inc.	12,500	183,250
Provident New York Bancorp	8,900	107,156
TierOne Corp.	2,130	11,502

	Number of Shares	Value

WSFS Financial Corp.	1,084	$51,891

		766,846

Semiconductors — 5.8%
Actel Corp. (a)	11,200	135,408
Advanced Analogic Technologies, Inc. (a)	600	1,806
Altera Corp.	10,300	178,705
Amkor Technology, Inc. (a)	75,970	308,438
Analog Devices, Inc.	7,600	162,336
Applied Micro Circuits Corp. (a)	11,600	59,276
Atmel Corp. (a)	147,700	612,955
ATMI, Inc. (a)	9,200	111,872
Broadcom Corp. Class A (a)	5,900	100,772
Brooks Automation, Inc. (a)	21,500	147,275
Cabot Microelectronics Corp. (a)	13,800	396,474
Cirrus Logic, Inc. (a)	27,100	155,554
Cohu, Inc.	4,900	69,286
Conexant Systems, Inc. (a)	4,600	7,130
Cypress Semiconductor Corp. (a)	2,700	13,527
Day4 Energy, Inc. (a)	33,200	51,336
DSP Group, Inc. (a)	1,900	11,970
Emulex Corp. (a)	43,820	416,290
Entegris, Inc. (a)	67,300	181,037
Exar Corp. (a)	5,600	37,408
Fairchild Semiconductor International, Inc. (a)	60,700	344,776
Integrated Device Technology, Inc. (a)	76,800	488,448
Intellon Corp. (a)	4,800	13,584
International Rectifier Corp. (a)	1,800	27,792
Intersil Corp. Class A	19,500	266,955
IXYS Corp.	3,200	25,408
KLA-Tencor Corp.	9,300	216,225
Kulicke & Soffa Industries, Inc. (a)	5,300	15,582
Lattice Semiconductor Corp. (a)	41,900	78,772
LSI Corp. (a)	48,000	184,800
Marvell Technology Group Ltd. (a)	19,600	136,416
Mattson Technology, Inc. (a)	2,900	7,598

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Small Company Opportunities Fund – Portfolio of Investments (Continued)

	Number of Shares	Value

MEMC Electronic Materials, Inc. (a)	2,300	$42,274
Micrel, Inc.	30,726	225,836
Microsemi Corp. (a)	200	4,348
Microtune, Inc. (a)	4,300	10,750
MKS Instruments, Inc. (a)	28,322	525,373
Monolithic Power Systems, Inc. (a)	15,200	258,248
National Semiconductor Corp.	2,600	34,242
Netlogic Microsystems, Inc. (a)	7,400	156,288
Novellus Systems, Inc. (a)	900	14,220
Nvidia Corp. (a)	7,500	65,700
Omnivision Technologies, Inc. (a)	8,900	72,001
Pericom Semiconductor Corp. (a)	18,200	141,960
PMC-Sierra, Inc. (a)	65,000	304,200
QLogic Corp. (a)	40,800	490,416
Rudolph Technologies, Inc. (a)	1,400	4,690
Semtech Corp. (a)	39,400	477,528
Silicon Image, Inc. (a)	36,800	168,176
Silicon Laboratories, Inc. (a)	13,400	347,864
Skyworks Solutions, Inc. (a)	69,100	492,683
Spansion, Inc. Class A (a)	2,400	1,488
Standard Microsystems Corp. (a)	5,800	104,458
Supertex, Inc. (a)	3,800	91,656
Techwell, Inc. (a)	1,600	14,016
Teradyne, Inc. (a)	64,100	326,910
TriQuint Semiconductor, Inc. (a)	19,200	86,016
Ultra Clean Holdings, Inc. (a)	1,100	3,322
Ultratech, Inc. (a)	11,800	177,944
Varian Semiconductor Equipment Associates, Inc. (a)	5,900	115,758
Veeco Instruments, Inc. (a)	12,300	95,202
Verigy Ltd. (a)	12,200	176,900
Volterra Semiconductor Corp. (a)	15,400	145,376
Xilinx, Inc.	4,700	86,574

	Number of Shares	Value

Zoran Corp. (a)	5,300	$43,142

		10,270,770

Software — 3.4%
Actuate Corp. (a)	2,659	7,552
Acxiom Corp.	29,800	234,228
American Reprographics Co. (a)	9,000	95,760
Ansys, Inc. (a)	4,614	132,099
ArcSight, Inc. (a)	400	2,364
Aspen Technology, Inc. (a)	26,680	208,904
Autodesk, Inc. (a)	4,600	98,026
Avid Technology, Inc. (a)	6,000	88,980
Bottomline Technologies, Inc. (a)	2,400	18,912
Broadridge Financial Solutions LLC	10,000	121,000
CA, Inc.	3,700	65,860
Citrix Systems, Inc. (a)	2,500	64,425
Commvault Systems, Inc. (a)	1,600	17,120
Computer Programs & Systems, Inc.	1,400	38,766
Compuware Corp. (a)	30,200	192,676
Concur Technologies, Inc. (a)	2,000	50,460
CSG Systems International, Inc. (a)	16,537	275,010
DemandTec, Inc. (a)	500	3,605
Digi International, Inc. (a)	2,900	29,696
Double-Take Software, Inc. (a)	1,500	11,100
EPIQ Systems, Inc. (a)	10,000	135,900
Fair Isaac Corp.	24,374	379,991
FalconStor Software, Inc. (a)	3,400	10,234
Fidelity National Information Services, Inc.	1,563	23,586
infoGROUP, Inc.	2,900	12,934
Interactive Intelligence, Inc. (a)	3,400	24,990
JDA Software Group, Inc. (a)	12,800	182,784
ManTech International Corp. Class A (a)	6,000	323,640
MicroStrategy, Inc. Class A (a)	3,768	148,346
MSC.Software Corp. (a)	1,200	10,320

	Number of Shares	Value

Noah Education Holdings Ltd. ADR (Cayman Islands) (a)	5,330	$13,858
Nuance Communications, Inc. (a)	1,000	9,150
Omnicell, Inc. (a)	2,700	29,646
Open Text Corp. (a)	15,730	408,193
Parametric Technology Corp. (a)	26,900	349,431
Pegasystems, Inc.	2,300	30,084
Phase Forward, Inc. (a)	1,218	17,381
Phoenix Technologies Ltd. (a)	1,100	4,862
Progress Software Corp. (a)	6,800	155,992
PROS Holdings, Inc. (a)	900	4,833
Quest Software, Inc. (a)	27,900	369,675
RightNow Technologies, Inc. (a)	10,100	66,458
Schawk, Inc. Class A	4,700	61,711
Seachange International, Inc. (a)	8,700	66,468
Smith Micro Software, Inc. (a)	1,700	10,625
Soundbite Communications, Inc. (a)	4,900	9,947
SPSS, Inc. (a)	5,599	130,793
Sybase, Inc. (a)	11,100	295,593
Synchronoss Technologies, Inc. (a)	2,200	17,094
SYNNEX Corp. (a)	15,200	234,536
Take Two Interactive Software, Inc.	9,900	117,414
Taleo Corp. Class A (a)	5,900	81,420
THE9 Ltd. ADR (Cayman Islands) (a)	700	9,954
Tyler Technologies, Inc. (a)	10,700	145,413
The Ultimate Software Group, Inc. (a)	1,900	25,327
Wind River Systems, Inc. (a)	37,700	329,498

		6,004,624

Telecommunications — 4.6%
3Com Corp. (a)	46,800	127,764
Acme Packet, Inc. (a)	4,100	19,434
Adaptec, Inc. (a)	28,500	91,485
ADTRAN, Inc.	17,800	270,560
Alaska Communications Systems Group, Inc.	7,974	74,477

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Small Company Opportunities Fund – Portfolio of Investments (Continued)

	Number of Shares	Value

Amdocs Ltd. (a)	6,500	$146,640
Anixter International, Inc. (a)	1,100	36,971
Applied Signal Technology, Inc.	200	3,584
Atheros Communications, Inc. (a)	7,500	134,775
Atlantic Tele-Network, Inc.	4,200	102,186
BigBand Networks, Inc. (a)	1,500	5,550
Black Box Corp.	4,260	129,547
Cbeyond, Inc. (a)	1,700	20,434
Centennial Communications Corp. (a)	48,600	173,016
CenturyTel, Inc.	100	2,511
Ciena Corp. (a)	29,100	279,651
Cincinnati Bell, Inc. (a)	94,091	224,877
Comtech Telecommunications (a)	6,100	295,362
EchoStar Corp. (a)	2,300	44,666
Embarq Corp.	5,400	162,000
EMS Technologies, Inc. (a)	6,052	126,487
Extreme Networks (a)	3,585	6,596
Finisar Corp. (a)	6,800	4,148
Foundry Networks, Inc. (a)	22,100	328,185
General Communication, Inc. Class A (a)	1,700	13,056
Global Crossing Ltd. (a)	3,000	19,980
Harris Stratex Networks, Inc. Class A (a)	2,000	13,260
Hypercom Corp. (a)	500	975
InterDigital, Inc. (a)	8,600	187,308
Iowa Telecommunications Services, Inc.	12,900	195,048
iPCS, Inc. (a)	4,400	71,808
Ixia (a)	13,200	87,912
JDS Uniphase Corp. (a)	67,700	369,642
Knology, Inc. (a)	2,000	9,680
Loral Space & Communications, Inc. (a)	100	1,150
Mastec, Inc. (a)	22,400	195,328
NeuStar, Inc. Class A (a)	6,700	131,990
NII Holdings, Inc. (a)	2,200	56,672
NTELOS Holdings Corp.	20,500	533,000

	Number of Shares	Value

Oplink Communications, Inc. (a)	1,800	$14,616
PAETEC Holding Corp. (a)	2,600	2,340
Parkervision, Inc. (a)	4,100	20,541
Plantronics, Inc.	31,400	453,416
Polycom, Inc. (a)	21,500	451,715
Powerwave Technologies, Inc. (a)	62,900	59,755
Premiere Global Services, Inc. (a)	41,100	408,945
Qwest Communications International, Inc.	8,100	23,166
RF Micro Devices, Inc. (a)	70,500	140,295
Shenandoah Telecom Co.	400	9,588
ShoreTel, Inc. (a)	3,700	18,019
Switch and Data Facilities Co., Inc. (a)	1,000	9,420
Symmetricom, Inc. (a)	300	1,335
Syniverse Holdings, Inc. (a)	16,700	313,960
Tekelec (a)	26,700	338,823
Telephone & Data Systems, Inc.	9,000	241,650
Tellabs, Inc. (a)	132,500	561,800
TW Telecom, Inc. (a)	19,800	140,184
US Cellular Corp. (a)	1,700	65,127
USA Mobility, Inc. (a)	4,800	46,320
UTStarcom, Inc. (a)	25,900	61,642
Viasat, Inc. (a)	5,403	98,443
Windstream Corp.	2,100	15,771

		8,194,586

Textiles — 0.1%
G&K Services, Inc. Class A	4,800	108,432
UniFirst Corp.	4,700	153,361

		261,793

Toys, Games & Hobbies — 0.3%
JAKKS Pacific, Inc. (a)	12,900	288,573
Leapfrog Enterprises, Inc. (a)	19,000	128,250
RC2 Corp. (a)	3,200	40,640

		457,463

Transportation — 2.2%
ABX Holdings, Inc. (a)	3,000	975
Alexander & Baldwin, Inc.	5,300	169,070

	Number of Shares	Value

American Commercial Lines, Inc. (a)	10,200	$75,786
Arkansas Best Corp.	14,100	411,579
Arlington Tankers Ltd.	2,500	24,300
Atlas Air Worldwide Holdings, Inc. (a)	5,100	98,532
CAI International, Inc. (a)	9,100	72,072
Celadon Group, Inc. (a)	2,800	29,932
Excel Maritime Carriers Ltd.	4,100	46,904
Frontline Ltd.	500	15,900
Genco Shipping & Trading Ltd.	9,200	191,820
General Maritime Corp.	6,100	92,415
Genesee & Wyoming, Inc. Class A (a)	4,900	163,415
Gulfmark Offshore, Inc. (a)	8,100	299,700
Horizon Lines, Inc.	3,000	14,070
Hub Group, Inc. Class A (a)	10,143	318,997
Knightsbridge Tankers Ltd.	7,600	136,116
Marten Transport Ltd. (a)	8,200	150,716
Old Dominion Freight Line, Inc. (a)	3,200	97,088
Overseas Shipholding Group, Inc.	5,000	187,900
Pacer International, Inc.	22,375	252,614
Ryder System, Inc.	500	19,810
Safe Bulkers, Inc.	14,300	78,793
Star Bulk Carriers Corp.	13,900	50,179
TBS International Ltd. (a)	9,100	77,896
Teekay Tankers Ltd. Class A	6,600	80,190
Tidewater, Inc.	1,100	47,971
Ultrapetrol Bahamas Ltd. (a)	600	2,484
UTI Worldwide, Inc.	1,800	21,168
Werner Enterprises, Inc.	22,800	447,336
YRC Worldwide, Inc. (a)	35,000	160,300

		3,836,028

Trucking & Leasing — 0.1%
AMERCO (a)	1,300	58,838
GATX Corp.	4,200	119,910
Greenbrier Cos., Inc.	1,600	13,200

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Small Company Opportunities Fund – Portfolio of Investments (Continued)

	Number of Shares	Value

TAL International Group, Inc.	2,400	$39,744
Textainer Group Holdings Ltd.	2,100	23,163

		254,855

Water — 0.2%
American States Water Co.	1,600	54,736
Cascal NV	12,800	84,736
Pico Holdings, Inc. (a)	1,100	27,544
SJW Corp.	3,800	105,640

		272,656

TOTAL COMMON STOCK (Cost $247,485,634)		175,369,505

TOTAL EQUITIES (Cost $247,485,634)		175,369,505

WARRANTS — 0.0%

Mining — 0.0%
Redcorp Ventures Ltd. Expires 7/10/09, Strike 0.65	169,400	697

TOTAL WARRANTS (Cost $0)		697

TOTAL LONG-TERM INVESTMENTS (Cost $247,485,634)		175,370,202

	Principal Amount

SHORT-TERM INVESTMENTS — 0.9%

Repurchase Agreement — 0.9%
State Street Bank & Trust Co. Repurchase Agreement, dated 10/31/08, 0.100%, due 11/03/08 (b)	$1,575,695	1,575,695

TOTAL SHORT-TERM INVESTMENTS (Cost $1,575,695)		1,575,695

TOTAL INVESTMENTS — 100.0% (Cost $249,061,329) (c)		176,945,897

Other Assets/(Liabilities) — 0.0%		2,863

NET ASSETS — 100.0%		$176,948,760

Notes to Portfolio of Investments

ADR	- American Depositary Receipt

(a)	Non-income producing security.

(b)

Maturity value of $1,575,708. Collateralized by U.S. Government Agency obligations with a rate of 3.559%, maturity date of 5/25/36, and an aggregate market value, including accrued interest, of $1,609,505.

(c)	See Note 6 for aggregate cost for Federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Global Fund – Portfolio of Investments

October 31, 2008

	Number of Shares	Value

EQUITIES — 98.9%

COMMON STOCK — 98.0%

Aerospace & Defense — 4.7%
Boeing Co.	38,000	$1,986,261
Empresa Brasileira de Aeronautica SA ADR (Brazil)	134,900	2,822,108
European Aeronautic Defence and Space Co.	233,320	3,863,648
Lockheed Martin Corp.	27,400	2,330,370
Northrop Grumman Corp.	37,500	1,758,375
Raytheon Co.	72,500	3,705,475

		16,466,237

Apparel — 0.9%
Burberry Group PLC	242,720	1,079,390
Tod’s SpA	47,700	1,981,148

		3,060,538

Auto Manufacturers — 1.7%
Bayerische Motoren
Werke AG	98,944	2,548,136
Toyota Motor Corp.	82,330	3,250,873

		5,799,009

Banks — 3.4%
HSBC Holdings PLC	401,230	4,864,553
ICICI Bank Ltd. Sponsored ADR (India)	1,600	27,344
Royal Bank of Scotland Group PLC	1,436,510	1,590,634
Societe Generale Class A	39,723	2,169,966
Sumitomo Mitsui Financial Group, Inc.	825	3,354,859

		12,007,356

Beverages — 2.9%
Cia de Bebidas das Americas ADR (Brazil)	56,200	2,388,500
Diageo PLC	169,514	2,606,815
Fomento Economico Mexicano SAB de CV	1,317,200	3,377,303
Grupo Modelo SAB de CV Class C	572,500	1,761,469

		10,134,087

	Number of Shares	Value

Biotechnology — 0.9%
Basilea Pharmaceutica (a)	4,024	$547,425
InterMune, Inc. (a)	50,100	737,973
NicOx SA (a)	40,370	338,877
Regeneron Pharmaceuticals, Inc. (a)	33,900	654,270
Seattle Genetics, Inc. (a)	93,100	957,068

		3,235,613

Commercial Services — 2.2%
Automatic Data Processing, Inc.	140,100	4,896,495
Experian Group Ltd.	105,531	582,970
Secom Co. Ltd.	60,800	2,357,318

		7,836,783

Cosmetics & Personal Care — 1.1%
Colgate-Palmolive Co.	60,500	3,796,980

Diversified Financial — 3.5%
Citigroup, Inc.	179,900	2,455,635
Credit Suisse Group	167,352	6,341,587
SLM Corp. (a)	321,600	3,431,472

		12,228,694

Electric — 1.0%
Fortum Oyj	141,600	3,467,783

Electrical Components & Equipment — 1.6%
Emerson Electric Co.	123,400	4,038,882
Mitsubishi Electric Corp.	263,000	1,623,543

		5,662,425

Electronics — 4.9%
Fanuc Ltd.	19,700	1,339,246
Hoya Corp.	153,900	2,857,385
Keyence Corp.	15,120	2,924,613
Koninklijke Philips Electronics NV	213,200	3,916,114
Kyocera Corp.	24,900	1,456,977
Murata Manufacturing Co. Ltd.	93,210	3,235,538
Nidec Corp.	26,200	1,350,334

		17,080,207

Entertainment — 0.5%
Aristocrat Leisure Ltd.	74,300	187,423

	Number of Shares	Value

International Game Technology	73,900	$1,034,600
Shuffle Master, Inc. (a)	97,000	374,420

		1,596,443

Foods — 2.0%
Cadbury Schweppes PLC	322,319	2,973,683
Tesco PLC	719,648	3,949,375

		6,923,058

Health Care – Products — 0.3%
Smith & Nephew PLC	102,014	938,570

Health Care – Services — 1.1%
Aetna, Inc.	112,500	2,797,875
WellPoint, Inc. (a)	30,500	1,185,535

		3,983,410

Holding Company – Diversified — 1.6%
LVMH Moet Hennessy Louis Vuitton SA	86,100	5,715,302

Home Furnishing — 1.4%
Sony Corp.	216,100	4,952,059

Household Products — 1.7%
Hindustan Unilever Ltd.	309,900	1,399,510
Reckitt Benckiser Group PLC	109,406	4,616,760

		6,016,270

Insurance — 3.6%
AFLAC, Inc.	87,000	3,852,360
Allianz SE	42,644	3,177,284
Prudential PLC	434,782	2,240,863
Sony Financial Holdings, Inc.	379	1,250,901
XL Capital Ltd. Class A	229,300	2,224,210

		12,745,618

Internet — 1.4%
eBay, Inc. (a)	333,100	5,086,437

Investment Companies — 1.0%
Investor AB Class B	235,548	3,525,673

Leisure Time — 1.5%
Carnival Corp.	176,500	4,483,100
Sega Sammy Holdings, Inc.	96,600	742,931

		5,226,031

Manufacturing — 3.4%
3M Co.	84,100	5,407,630

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Global Fund – Portfolio of Investments (Continued)

	Number of Shares	Value

Siemens AG	112,296	$6,684,325

		12,091,955

Media — 3.8%
Dish TV India Ltd.	452,998	138,035
Grupo Televisa SA Sponsored ADR (Mexico)	279,500	4,935,970
Sirius Satellite Radio, Inc. (a)	1,991,476	673,119
The Walt Disney Co.	202,300	5,239,570
Wire and Wireless India Ltd. (a)	422,551	79,624
WPP Group PLC	144,670	877,495
Zee Entertainment Enterprises Ltd.	472,102	1,488,469

		13,432,282

Metal Fabricate & Hardware — 1.3%
Assa Abloy AB, Series B	393,300	4,382,800

Oil & Gas — 3.3%
BP PLC Sponsored ADR (United Kingdom)	79,600	3,956,120
Husky Energy, Inc.	157,300	4,683,357
Total SA	56,610	3,093,437

		11,732,914

Oil & Gas Services — 2.2%
Technip SA	89,140	2,651,570
Transocean, Inc. (a)	61,772	5,085,689

		7,737,259

Pharmaceuticals — 4.7%
Acadia Pharmaceuticals, Inc. (a)	56,400	107,160
Roche Holding AG	61,947	9,414,182
Sanofi-Aventis	63,660	3,986,482
Shionogi & Co. Ltd.	154,800	2,631,132
Theravance, Inc. (a)	80,400	545,112

		16,684,068

Retail — 8.5%
Bulgari SpA	293,400	2,188,990
Hennes & Mauritz AB Class B	187,600	6,744,404
Inditex SA	110,800	3,724,095
McDonald’s Corp.	95,200	5,514,936
Seven & I Holdings Co. Ltd.	79,011	2,216,489
Tiffany & Co.	136,800	3,755,160
Wal-Mart Stores, Inc.	106,100	5,921,441

		30,065,515

	Number of Shares	Value

Semiconductors — 5.3%
Altera Corp.	204,100	$3,541,135
Cree, Inc. (a)	111,800	2,194,634
Linear Technology Corp.	82,500	1,871,100
Maxim Integrated Products, Inc.	199,900	2,718,640
MediaTek, Inc.	436,689	3,897,108
Taiwan Semiconductor Manufacturing Co. Ltd. Sponsored ADR (Taiwan)	171,778	1,418,886
Taiwan Semiconductor Manufacturing Co. Ltd.	2,114,503	3,128,749

		18,770,252

Software — 8.3%
Adobe Systems, Inc. (a)	196,200	5,226,768
Infosys Technologies Ltd.	191,997	5,467,452
Intuit, Inc. (a)	247,000	6,189,820
Microsoft Corp.	297,900	6,652,107
SAP AG	161,803	5,723,446

		29,259,593

Telecommunications — 10.5%
Corning, Inc.	297,200	3,218,676
Juniper Networks, Inc. (a)	355,100	6,654,574
KDDI Corp.	984	5,888,339
SK Telecom Co. Ltd. ADR (South Korea)	132,600	2,282,046
Tandberg ASA	172,400	2,135,322
Telefonaktiebolaget LM Ericsson Class B	1,675,920	11,765,916
Turkcell Iletisim Hizmetleri AS ADR Sponsored ADR (Turkey)	63,900	784,053
Vodafone Group PLC	2,178,748	4,213,315

		36,942,241

Toys, Games & Hobbies — 0.6%
Nintendo Co. Ltd.	7,100	2,242,963

Transportation — 0.8%
TNT NV	138,100	2,876,556

Venture Capital — 0.4%
3i Group PLC	171,440	1,503,885

TOTAL COMMON STOCK (Cost $459,142,901)		345,206,866

	Number of Shares	Value

PREFERRED STOCK — 0.9%

Auto Manufacturers — 0.9%
Bayerische Motoren Werke AG	36,325	$726,537
Porsche Automobil Holdings SE	26,705	2,341,680

TOTAL PREFERRED STOCK (Cost $3,501,723)		3,068,217

TOTAL EQUITIES (Cost $462,644,624)		348,275,083

	Principal Amount

BONDS & NOTES — 0.1%

CORPORATE DEBT — 0.1%

Pharmaceuticals — 0.1%
Theravance, Inc. 3.000% 1/15/15	$518,000	372,313

TOTAL CORPORATE DEBT (Cost $518,000)		372,313

TOTAL BONDS & NOTES (Cost $518,000)		372,313

	Number of Shares

MUTUAL FUNDS — 1.1%

Diversified Financial — 1.1%
Oppenheimer Institutional Money Market Fund Class E (b)	4,039,618	4,039,618

TOTAL MUTUAL FUNDS (Cost $4,039,618)		4,039,618

RIGHTS — 0.0%

Telecommunications — 0.0%
Dish TV India Ltd. (c) (a)	548,127	0

TOTAL RIGHTS (Cost $0)		0

TOTAL LONG-TERM INVESTMENTS (Cost $467,202,242)		352,687,014

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Global Fund – Portfolio of Investments (Continued)

Value

TOTAL INVESTMENTS — 100.1% (Cost $467,202,242) (d)	$352,687,014

Other Assets/(Liabilities) — (0.1)%	(453,393)

NET ASSETS — 100.0%	$352,233,621

Notes to Portfolio of Investments

ADR	- American Depositary Receipt

(a)	Non-income producing security.

(b)	Affiliated issuer. (Note 7).

(c)	This security is valued in good faith under procedures established by the Board of Trustees.

(d)	See Note 6 for aggregate cost for Federal tax purposes.

The remainder of this page is intentionally left blank.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier International Equity Fund – Portfolio of Investments

October 31, 2008

	Number of Shares	Value

EQUITIES — 90.6%

COMMON STOCK — 88.9%

Aerospace & Defense — 0.8%
Empresa Brasileira de Aeronautica SA	910,819	$4,818,129

Agriculture — 0.4%
British American Tobacco PLC	78,521	2,164,966

Apparel — 0.7%
Burberry Group PLC	885,002	3,935,657

Auto Manufacturers — 1.7%
Bayerische Motoren Werke AG	50,053	1,289,031
Honda Motor Co. Ltd.	140,226	3,488,283
Toyota Motor Corp.	132,000	5,212,137

		9,989,451

Banks — 0.7%
Anglo Irish Bank Corp. PLC	838,475	2,637,462
ICICI Bank Ltd. Sponsored ADR (India)	87,175	1,489,821

		4,127,283

Beverages — 1.4%
C&C Group PLC	810,241	1,173,540
Heineken NV	71,500	2,400,427
Pernod-Ricard SA	71,998	4,666,721

		8,240,688

Biotechnology — 2.0%
CSL Ltd., Australia	246,300	5,959,792
Marshall Edwards, Inc. (a)	2,091,980	2,594,055
NicOx SA (a)	346,579	2,909,278

		11,463,125

Building Materials — 0.4%
Sika AG	2,613	2,072,119

Chemicals — 1.4%
Filtrona PLC	886,532	1,793,139
Nufarm Ltd.	560,037	4,053,898
Syngenta AG	11,064	2,048,730

		7,895,767

Commercial Services — 6.5%
Aggreko PLC	483,770	3,388,341
BTG PLC (a)	874,451	1,825,751

	Number of Shares	Value

Bunzl PLC	745,735	$7,512,608
Capita Group PLC	1,386,982	14,338,622
Dignity PLC	234,740	2,264,394
Experian Group Ltd.	538,048	2,972,264
Prosegur Cia de Seguridad SA	182,829	5,178,059

		37,480,039

Computers — 0.3%
Logitech International SA (a)	98,521	1,471,537

Cosmetics & Personal Care — 0.3%
L’Oreal SA	24,650	1,853,928

Distribution & Wholesale — 0.2%
Wolseley PLC	182,200	1,004,207

Diversified Financial — 2.6%
Collins Stewart PLC	3,011,731	2,145,075
Credit Suisse Group	59,034	2,237,017
Housing Development Finance Corp.	33,000	1,210,873
ICAP PLC	457,520	2,286,477
Paragon Group of Cos. PLC	1,568,714	1,173,142
Tullett Prebon PLC	1,551,191	5,928,172

		14,980,756

Electric — 0.4%
Fortum Oyj	83,900	2,054,710

Electrical Components & Equipment — 0.6%
Ushio, Inc.	247,700	3,367,397

Electronics — 6.2%
Art Advanced Research Technologies, Inc.	2,757,900	136,097
Art Advanced Research Technologies, Inc. (a)	3,163,727	156,124
Art Advanced Research Technologies, Inc.	2,653,076	130,925
Art Advanced Research Technologies, Inc.	836,671	41,288
Hoya Corp.	332,600	6,175,220
Ibiden Co. Ltd.	95,794	1,840,083
Keyence Corp.	40,709	7,874,210
Koninklijke Philips Electronics NV	138,100	2,536,658
Nidec Corp.	200,000	10,307,894
Nippon Electric Glass Co. Ltd.	158,000	972,722
Omron Corp.	132,821	1,887,019

	Number of Shares	Value

Phoenix Mecano	10,832	$3,246,037

		35,304,277

Energy – Alternate Sources — 0.3%
Ceres Power Holdings PLC (a)	1,492,798	1,643,116

Engineering & Construction — 4.1%
ABB Ltd. (a)	878,477	11,532,451
Boskalis Westminster	155,357	5,102,404
Leighton Holdings Ltd.	255,242	4,210,976
Trevi Finanziaria SpA	101,100	1,172,969
Vinci SA	39,269	1,405,521

		23,424,321

Entertainment — 0.3%
William Hill PLC	549,010	1,702,079

Foods — 3.1%
Barry Callebaut AG (a)	16,463	8,260,470
Koninlijke Numico NV (b)	45,274	3,157,535
Nestle SA	86,928	3,364,184
Woolworths Ltd.	155,816	2,865,553

		17,647,742

Health Care – Products — 7.4%
Cie Generale d’Optique Essilor International SA	89,140	3,981,912
DiaSorin SpA	133,300	2,432,412
Luxottica Group SpA	165,700	3,334,590
Nobel Biocare Holding AG	46,272	790,598
Ortivus AB Class A (a)	114,300	58,950
Ortivus AB Class B (a)	859,965	430,289
Smith & Nephew PLC	445,990	4,103,288
Sonova Holding AG	50,695	2,115,564
Straumann Holding AG	18,660	3,168,128
Synthes, Inc.	106,799	13,690,841
Terumo Corp.	115,600	4,880,983
William Demant Holding (a)	85,000	3,257,749

		42,245,304

Health Care – Services — 1.8%
Sonic Healthcare Ltd.	1,142,267	10,357,901

Holding Company – Diversified — 0.5%
LVMH Moet Hennessy Louis Vuitton SA	46,420	3,081,351

Home Furnishing — 0.5%
SEB SA	87,589	2,930,887

The accompanying notes are an integral part of the financial statements.

MassMutual Premier International Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value

Household Products — 0.6%
Reckitt Benckiser Group PLC	84,976	$3,585,853

Insurance — 2.2%
Allianz SE	16,051	1,195,915
AMP Ltd.	468,908	1,702,028
Prudential PLC	319,884	1,648,680
QBE Insurance Group Ltd.	455,859	7,802,881

		12,349,504

Internet — 2.8%
United Internet AG	266,297	2,392,076
Yahoo! Japan Corp.	40,768	13,368,126

		15,760,202

Investment Companies — 0.0%
Reinet Investments SCA (a)	17,233	176,564

Leisure Time — 0.6%
Carnival Corp.	132,500	3,365,500

Machinery – Construction & Mining — 0.3%
Outotec OYJ	44,300	593,257
Takeuchi Manufacturing Co. Ltd.	161,542	1,293,728

		1,886,985

Machinery – Diversified — 1.8%
Alstom	150,720	7,452,989
Demag Cranes AG	151,028	2,879,069

		10,332,058

Manufacturing — 1.8%
Aalberts Industries NV	699,646	6,426,914
Siemens AG	63,356	3,771,212

		10,198,126

Media — 2.4%
British Sky Broadcasting Group PLC	351,580	2,152,226
Grupo Televisa SA Sponsored ADR (Mexico)	223,400	3,945,244
Mediaset SpA	356,800	1,927,044
Vivendi SA	137,620	3,581,223
Zee Entertainment Enterprises Ltd.	689,416	2,173,629

		13,779,366

	Number of Shares	Value

Mining — 2.4%
Cia Vale do Rio Doce Sponsored ADR (Brazil)	441,300	$5,167,623
Impala Platinum Holdings Ltd.	373,300	3,888,080
Rio Tinto PLC	106,395	4,981,501

		14,037,204

Office Equipment/Supplies — 1.1%
Canon, Inc.	180,100	6,207,599

Oil & Gas — 3.5%
BG Group PLC	624,320	9,220,980

BP PLC Sponsored ADR (United Kingdom)	93,600	4,651,920
Total SA	117,030	6,395,070

		20,267,970

Oil & Gas Services — 1.4%
Maire Tecnimont SpA	607,900	1,106,057
Saipem SpA	80,000	1,499,001
Technip SA	174,420	5,188,320

		7,793,378

Pharmaceuticals — 5.6%
Astellas Pharma, Inc.	43,970	1,800,496
GlaxoSmithKline PLC	57,385	1,110,552
Grifols SA	159,300	3,162,208
NeuroSearch AS (a)	207,309	5,177,938
Novogen Ltd. (a)	3,071,190	1,941,205
Roche Holding AG	55,212	8,390,654
Sanofi-Aventis	59,323	3,714,892
Santhera Pharmaceuticals AG (a)	19,667	692,141
Shionogi & Co. Ltd.	146,000	2,481,558
Takeda Pharmaceutical Co. Ltd.	65,700	3,316,511

		31,788,155

Real Estate — 1.6%
Daito Trust Construction Co. Ltd.	39,612	1,666,875
Solidere GDR (Lebanon) (c)	330,149	7,504,287

		9,171,162

Retail — 3.1%
Compagnie Financiere Richemont SA Class A	125,890	2,657,583
Enterprise Inns PLC	776,380	1,218,325
Hennes & Mauritz AB Class B	119,600	4,299,737

	Number of Shares	Value

Inditex SA	122,100	$4,103,899
PPR SA	26,260	1,663,896
Swatch Group AG Class B	24,340	3,779,741

		17,723,181

Semiconductors — 0.3%
ASM International NV (a)	167,500	1,649,875

Shipbuilding — 0.3%
Hyundai Heavy Industries	13,488	1,764,194

Software — 4.9%
Autonomy Corp. PLC (a)	727,656	11,518,421
Compugroup Holding AG (a)	227,652	1,019,250
Infosys Technologies Ltd.	210,338	5,989,745
Proteome Systems Ltd. (a)	11,643,300	460,900
Sage Group PLC	710,510	1,987,632
SAP AG	108,515	3,838,493
Square Enix Co. Ltd.	80,600	2,064,458
Temenos Group AG (a)	96,420	1,209,740

		28,088,639

Telecommunications — 4.7%
KDDI Corp.	696	4,164,923
Nokia Oyj	100,300	1,522,079
Tandberg ASA	776,800	9,621,334
Telefonaktiebolaget LM Ericsson Class B	1,165,460	8,182,195
Vodafone Group PLC	1,769,267	3,421,451

		26,911,982

Toys, Games & Hobbies — 1.7%
Nintendo Co. Ltd.	30,300	9,572,080

Transportation — 0.7%
Toll Holdings Ltd.	146,707	581,884
Tsakos Energy Navigation Ltd.	131,288	3,248,065

		3,829,949

Venture Capital — 0.5%
3i Group PLC	301,891	2,648,212

TOTAL COMMON STOCK (Cost $644,446,973)		508,144,475

The accompanying notes are an integral part of the financial statements.

MassMutual Premier International Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value

PREFERRED STOCK — 1.7%

Auto Manufacturers — 0.5%
Porsche Automobil Holdings SE	31,147	$2,731,187

Insurance — 1.2%
Ceres, Inc., Series C-1 (b)	66,772	434,018
Ceres, Inc. Series C (b)	930,048	6,045,312
Ceres, Inc., Series D (b)	29,700	193,050

		6,672,380

TOTAL PREFERRED STOCK (Cost $7,775,606)		9,403,567

TOTAL EQUITIES (Cost $652,222,579)		517,548,042

WARRANTS — 0.0%

Biotechnology — 0.0%
Marshall Edwards, Inc. Warrants, Expires 7/11/10, Strike 4.35 (b)	97,405	96,881

TOTAL WARRANTS (Cost $0)		96,881

MUTUAL FUNDS — 10.3%

Diversified Financial — 10.3%
Oppenheimer Institutional Money Market Fund Class E (d)	58,882,604	58,882,604

TOTAL MUTUAL FUNDS (Cost $58,882,604)		58,882,604

TOTAL LONG-TERM INVESTMENTS (Cost $711,105,183)		576,527,527

TOTAL INVESTMENTS — 100.9% (Cost $711,105,183) (e)		576,527,527

Other Assets/(Liabilities) — (0.9)%
		(4,859,390)

NET ASSETS — 100.0%		$571,668,137

Notes to Portfolio of Investments

ADR	- American Depositary Receipt
GDR	- Global Depositary Receipt

(a)	Non-income producing security.

(b)	This security is valued in good faith under procedures established by the Board of Trustees.

(c)

Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2008, these securities amounted to a value of $7,504,287 or 1.31% of net assets.

(d)	Affiliated issuer. (Note 7).

(e)	See Note 6 for aggregate cost for Federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Focused International Fund – Portfolio of Investments

October 31, 2008

	Number of Shares	Value

EQUITIES — 97.4%

COMMON STOCK — 95.7%

Aerospace & Defense — 4.6%
BAE Systems PLC	232,348	$1,310,524
Rolls-Royce Group PLC C Shares (a)	17,256,382	27,882
Rolls-Royce Group PLC (b)	301,685	1,606,541

		2,944,947

Agriculture — 2.4%
Imperial Tobacco Group PLC	56,537	1,526,386

Banks — 10.4%
Industrial &Commercial Bank of China	2,992,000	1,391,954
Julius Baer Holding AG	37,565	1,468,147
Mitsubishi UFJ Financial Group, Inc.	159,500	983,797
Standard Chartered PLC	100,814	1,680,414
Sumitomo Mitsui Financial Group, Inc.	278	1,130,486

		6,654,798

Chemicals — 9.1%
Bayer AG	25,068	1,368,809
K+S AG	27,626	1,091,825
Lonza Group AG Registered	14,015	1,158,258
Syngenta AG	7,263	1,344,896
Yara International ASA	43,754	914,060

		5,877,848

Commercial Services — 2.2%
De La Rue PLC	95,075	1,378,010

Cosmetics & Personal Care — 1.9%
Unicharm Corp.	16,700	1,193,645

Distribution & Wholesale — 1.5%
Mitsui & Co. Ltd.	101,000	972,474

Engineering & Construction — 0.9%
Aker Kvaerner ASA	103,650	565,266

Foods — 3.6%
Tesco PLC	206,926	1,135,594
Unilever PLC	52,673	1,192,255

		2,327,849

	Number of Shares	Value

Holding Company – Diversified — 3.3%
Keppel Corp Ltd.	293,000	$902,008
TUI Travel PLC	397,065	1,210,682

		2,112,690

Household Products — 2.3%
Reckitt Benckiser Group PLC	35,296	1,489,435

Insurance — 9.9%
Admiral Group PLC	81,428	1,209,990
AXA SA	69,923	1,340,568
Muenchener Rueckversicherungs AG	10,830	1,409,643
QBE Insurance Group Ltd.	72,053	1,233,322
Zurich Financial Services AG	5,891	1,183,080

		6,376,603

Mining — 3.9%
Centamin Egypt Ltd. (b)	1,496,927	654,745
Lihir Gold Ltd. (b)	1,045,541	1,330,055
Peter Hambro Mining PLC	165,034	541,248

		2,526,048

Oil & Gas — 10.9%
BG Group PLC	109,487	1,617,083
BP PLC	149,422	1,239,748
ENI SpA	59,226	1,404,068
Total SA	30,751	1,680,379
Tullow Oil PLC	129,595	1,098,602

		7,039,880

Pharmaceuticals — 6.8%
Actelion Ltd. (b)	27,637	1,450,781
Novartis AG	30,817	1,547,846
Novo Nordisk A/S Class B	26,018	1,385,524

		4,384,151

Real Estate — 2.3%
Mitsui Fudosan Co. Ltd.	87,000	1,500,270

Retail — 2.0%
Seven & I Holdings Co. Ltd.	45,500	1,276,408

Telecommunications — 10.2%
Koninklijke KPN NV	118,545	1,659,517
Mobistar SA	18,614	1,228,639

	Number of Shares	Value

NTT DoCoMo, Inc.	884	$1,404,799
Telefonica SA	60,582	1,114,882
Vodafone Group PLC	608,287	1,176,320

		6,584,157

Transportation — 5.7%
Central Japan Railway Co.	156	1,278,394
Stagecoach Group PLC	351,285	1,050,889
Tokyu Corp.	336,000	1,316,880

		3,646,163

Water — 1.8%
Suez Environnement SA (b)	61,647	1,179,204

TOTAL COMMON STOCK (Cost $89,479,791)		61,556,232

PREFERRED STOCK — 1.7%

Health Care – Products — 1.7%
Fresenius SE	16,855	1,073,139

TOTAL PREFERRED STOCK (Cost $1,153,063)		1,073,139

TOTAL EQUITIES (Cost $90,632,854)		62,629,371

TOTAL LONG-TERM INVESTMENTS (Cost $90,632,854)		62,629,371

	Principal Amount

SHORT-TERM INVESTMENTS — 2.2%

Repurchase Agreement — 2.2%
State Street Bank & Trust Co. Repurchase Agreement, dated 10/31/08, 0.100%, due 11/03/08 (c)	$1,438,931	1,438,931

TOTAL SHORT-TERM INVESTMENTS (Cost $1,438,931)		1,438,931

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Focused International Fund – Portfolio of Investments (Continued)

Value

TOTAL INVESTMENTS — 99.6% (Cost $92,071,785) (d)	$64,068,302

Other Assets/(Liabilities) — 0.4%	282,121

NET ASSETS — 100.0%	$64,350,423

Notes to Portfolio of Investments

(a)	This security is valued in good faith under procedures established by the Board of Trustees.

(b)	Non-income producing security.

(c)

Maturity value of $1,438,943. Collateralized by U.S. Government Agency obligations with a rate of 3.560%, maturity date of 5/25/36, and an aggregate market value, including accrued interest, of $1,470,214.

(d)	See Note 6 for aggregate cost for Federal tax purposes.

The remainder of this page is intentionally left blank.

The accompanying notes are an integral part of the financial statements.

THIS PAGE INTENTIONALLY LEFT BLANK

MassMutual Premier Funds – Financial Statements

Statements of Assets and Liabilities
October 31, 2008

		MassMutual Premier Money Market Fund	MassMutual Premier Short-Duration Bond Fund

Assets:
	Investments, at value (Note 2) (a)	$—	$256,497,637
	Investments, at value - affiliated issuers (Note 2) (b)	—	—
	Short-term investments, at value (Note 2) (c)	965,556,734	140,261,535

	Total investments	965,556,734	396,759,172

	Cash	247	13,870
	Foreign currency, at value(d)	—	—
	Receivables from:
	Investments sold	—	778,394
	Settlement of investments sold on a when-issued basis (Note 2)	—	4,054,292
	Open forward foreign currency contracts (Note 2)	—	—
	Investment adviser (Note 3)	—	—
	Fund shares sold	3,563,759	653,168
	Interest and dividends	—	2,602,762
	Variation margin on open futures contracts (Note 2)	—	57,875
	Foreign taxes withheld	—	—
	Open swap agreements, at value (Note 2)	—	83,818

	Total assets	969,120,740	405,003,351

Liabilities:
	Payables for:
	Investments purchased	—	1,602,174
	Written options outstanding, at value (Note 2) (e)	—	—
	Dividends (Note 2)	81	—
	Open forward foreign currency contracts (Note 2)	—	—
	Fund shares repurchased	8,217,570	2,689,197
	Variation margin on open futures contracts (Note 2)	—	—
	Settlement of investments purchased on a when-issued basis (Note 2)	—	21,927,364
	Open swap agreements, at value (Note 2)	—	3,831
	Trustees’ fees and expenses (Note 3)	20,496	12,827
	Broker for collateral held for open swap contracts (Note 2)	—	270,000
	Affiliates (Note 3):
	Investment management fees	213,794	133,775
	Administration fees	167,770	63,250
	Service fees	62,112	14,835
	Distribution fees	—	797
	Due to custodian	—	—
	Accrued expense and other liabilities	1,206,450 *	222,941 *

	Total liabilities	9,888,273	26,940,991

	Net assets	$959,232,467	$378,062,360

Net assets consist of:
	Paid-in capital	$960,231,159	$396,168,758
	Undistributed (accumulated) net investment income (loss) (distributions in excess of net investment income)	(20,789)	14,604,019
	Accumulated net realized gain (loss) on investments	(977,903)	(6,263,049)
	Net unrealized appreciation (depreciation) on investments	—	(26,447,368)

	Net assets	$959,232,467	$378,062,360

(a)	Cost of investments - unaffiliated issuers:	$—	$283,109,188
(b)	Cost of investments - affiliated issuers:	$—	$—
(c)	Cost of short-term investments:	$965,556,734	$140,261,535
(d)	Cost of foreign currency:	$—	$—
(e)	Premiums on written options:	$—	$—
*	See Note 12.

The accompanying notes are an integral part of the financial statements.

		MassMutual Premier Inflation-Protected Bond Fund	MassMutual Premier Core Bond Fund

Assets:
	Investments, at value (Note 2) (a)	$253,505,350	$1,162,001,321
	Investments, at value - affiliated issuers (Note 2) (b)	—	—
	Short-term investments, at value (Note 2) (c)	71,953	156,645,816

	Total investments	253,577,303	1,318,647,137

	Cash	—	144,325
	Foreign currency, at value(d)	—	—
	Receivables from:
	Investments sold	—	5,140,581
	Settlement of investments sold on a when-issued basis (Note 2)	—	19,338,971
	Open forward foreign currency contracts (Note 2)	—	—
	Investment adviser (Note 3)	—	—
	Fund shares sold	74,213	95,840
	Interest and dividends	1,450,197	11,778,034
	Variation margin on open futures contracts (Note 2)	—	98,655
	Foreign taxes withheld	—	—
	Open swap agreements, at value (Note 2)	—	1,073,059

	Total assets	255,101,713	1,356,316,602

Liabilities:
	Payables for:
	Investments purchased	—	1,020,765
	Written options outstanding, at value (Note 2) (e)	—	—
	Dividends (Note 2)	—	—
	Open forward foreign currency contracts (Note 2)	—	—
	Fund shares repurchased	616,609	3,079,635
	Variation margin on open futures contracts (Note 2)	—	—
	Settlement of investments purchased on a when-issued basis (Note 2)	—	146,396,067
	Open swap agreements, at value (Note 2)	—	12,039
	Trustees’ fees and expenses (Note 3)	2,826	49,070
	Broker for collateral held for open swap contracts (Note 2)	—	1,200,000
	Affiliates (Note 3):
	Investment management fees	113,552	519,263
	Administration fees	27,290	143,990
	Service fees	7,779	37,132
	Distribution fees	43	83
	Due to custodian	—	—
	Accrued expense and other liabilities	53,871	501,521	*

	Total liabilities	821,970	152,959,565

	Net assets	$254,279,743	$1,203,357,037

Net assets consist of:
	Paid-in capital	$275,626,248	$1,281,333,655
	Undistributed (accumulated) net investment income (loss) (distributions in excess of net investment income)	18,488,881	51,289,951
	Accumulated net realized gain (loss) on investments	(10,717,226)	2,697,336
	Net unrealized appreciation (depreciation) on investments	(29,118,160)	(131,963,905)

	Net assets	$254,279,743	$1,203,357,037

(a)	Cost of investments - unaffiliated issuers:	$282,623,510	$1,296,396,023
(b)	Cost of investments - affiliated issuers:	$—	$—
(c)	Cost of short-term investments:	$71,953	$156,645,816
(d)	Cost of foreign currency:	$—	$—
(e)	Premiums on written options:	$—	$—
*	See Note 12.

		MassMutual Premier Diversified Bond Fund	MassMutual Premier Strategic Income Fund

Assets:
	Investments, at value (Note 2) (a)	$332,611,938	$292,936,446
	Investments, at value - affiliated issuers (Note 2) (b)	—	36,550,790
	Short-term investments, at value (Note 2) (c)	37,975,315	—

	Total investments	370,587,253	329,487,236

	Cash	1,009	11,001
	Foreign currency, at value(d)	—	139,679
	Receivables from:
	Investments sold	873,558	3,456,249
	Settlement of investments sold on a when-issued basis (Note 2)	6,798,501	5,397,136
	Open forward foreign currency contracts (Note 2)	—	11,227,740
	Investment adviser (Note 3)	1,873	1,496
	Fund shares sold	74,644	100,472
	Interest and dividends	3,393,550	3,611,451
	Variation margin on open futures contracts (Note 2)	58,500	—
	Foreign taxes withheld	—	801
	Open swap agreements, at value (Note 2)	326,419	13,839,137

	Total assets	382,115,307	367,272,398

Liabilities:
	Payables for:
	Investments purchased	3,763,160	6,524,925
	Written options outstanding, at value (Note 2) (e)	—	62,869
	Dividends (Note 2)	—	—
	Open forward foreign currency contracts (Note 2)	—	11,745,945
	Fund shares repurchased	617,211	657,341
	Variation margin on open futures contracts (Note 2)	—	508,646
	Settlement of investments purchased on a when-issued basis (Note 2)	35,751,269	23,247,480
	Open swap agreements, at value (Note 2)	3,648	20,978,590
	Trustees’ fees and expenses (Note 3)	6,467	2,976
	Broker for collateral held for open swap contracts (Note 2)	280,000	—
	Affiliates (Note 3):
	Investment management fees	150,247	345,850
	Administration fees	59,594	88,647
	Service fees	8,329	7,511
	Distribution fees	332	165
	Due to custodian	—	—
	Accrued expense and other liabilities	168,343 *	1,587,572

	Total liabilities	40,808,600	65,758,517

	Net assets	$341,306,707	$301,513,881

Net assets consist of:
	Paid-in capital	$369,192,182	$367,344,744
	Undistributed (accumulated) net investment income (loss) (distributions in excess of net investment income)	16,062,090	25,957,723
	Accumulated net realized gain (loss) on investments	(2,034,666)	(5,481,944)
	Net unrealized appreciation (depreciation) on investments	(41,912,899)	(86,306,642)

	Net assets	$341,306,707	$301,513,881

(a)	Cost of investments - unaffiliated issuers:	$375,216,490	$357,406,133
(b)	Cost of investments - affiliated issuers:	$—	$39,654,142
(c)	Cost of short-term investments:	$37,975,315	$—
(d)	Cost of foreign currency:	$—	$143,405
(e)	Premiums on written options:	$—	$110,699
*	See Note 12.

		MassMutual Premier High Yield Fund	MassMutual Premier International Bond Fund

Assets:
	Investments, at value (Note 2) (a)	$128,177,558	$23,250,887
	Investments, at value - affiliated issuers (Note 2) (b)	—	—
	Short-term investments, at value (Note 2) (c)	17,604,757	102,886

	Total investments	145,782,315	23,353,773

	Cash	—	—
	Foreign currency, at value(d)	—	72,900
	Receivables from:
	Investments sold	1,099,361	—
	Settlement of investments sold on a when-issued basis (Note 2)	—	—
	Open forward foreign currency contracts (Note 2)	—	1,322,776
	Investment adviser (Note 3)	—	—
	Fund shares sold	146,921	29
	Interest and dividends	3,915,287	377,290
	Variation margin on open futures contracts (Note 2)	—	—
	Foreign taxes withheld	—	—
	Open swap agreements, at value (Note 2)	—	—

	Total assets	150,943,884	25,126,768

Liabilities:
	Payables for:
	Investments purchased	652,864	—
	Written options outstanding, at value (Note 2) (e)	—	—
	Dividends (Note 2)	—	—
	Open forward foreign currency contracts (Note 2)	—	495,521
	Fund shares repurchased	32,970	44,787
	Variation margin on open futures contracts (Note 2)	—	—
	Settlement of investments purchased on a when-issued basis (Note 2)	—	—
	Open swap agreements, at value (Note 2)	—	—
	Trustees’ fees and expenses (Note 3)	1,268	215
	Broker for collateral held for open swap contracts (Note 2)	—	—
	Affiliates (Note 3):
	Investment management fees	66,963	109,456
	Administration fees	27,689	1,349
	Service fees	6,416	66
	Distribution fees	117	21
	Due to custodian	19,095	—
	Accrued expense and other liabilities	46,876	70,740

	Total liabilities	854,258	722,155

	Net assets	$150,089,626	$24,404,613

Net assets consist of:
	Paid-in capital	$195,797,570	$26,242,111
	Undistributed (accumulated) net investment income (loss) (distributions in excess of net investment income)	11,693,938	1,613,074
	Accumulated net realized gain (loss) on investments	(19,792,190)	(36,261)
	Net unrealized appreciation (depreciation) on investments	(37,609,692)	(3,414,311)

	Net assets	$150,089,626	$24,404,613

(a)	Cost of investments - unaffiliated issuers:	$165,787,250	$27,433,368
(b)	Cost of investments - affiliated issuers:	$—	$—
(c)	Cost of short-term investments:	$17,604,757	$102,886
(d)	Cost of foreign currency:	$—	$73,638
(e)	Premiums on written options:	$—	$—
*	See Note 12.

MassMutual Premier Funds – Financial Statements (Continued)

Statements of Assets and Liabilities
October 31, 2008

	MassMutual Premier Money Market Fund	MassMutual Premier Short-Duration Bond Fund

Class A shares:
Net assets	$291,734,783	$63,490,106

Shares outstanding(a)	292,076,498	6,576,604

Net asset value and redemption price per share	$1.00	$9.65

Offering price per share (100/[100-maximum sales charge] of net asset value)	$—	$10.00

Class L shares:
Net assets	$112,777,457	$123,377,872

Shares outstanding(a)	112,906,954	12,739,400

Net asset value, offering price and redemption price per share	$1.00	$9.68

Class Y shares:
Net assets	$231,584,236	$34,550,215

Shares outstanding(a)	231,851,380	3,547,126

Net asset value, offering price and redemption price per share	$1.00	$9.74

Class S shares:
Net assets	$323,135,991	$153,217,699

Shares outstanding(a)	323,511,059	15,642,725

Net asset value, offering price and redemption price per share	$1.00	$9.79

Class N shares:
Net assets	$—	$3,426,468

Shares outstanding(a)	—	357,528

Net asset value, offering price and redemption price per share	$—	$9.58

(a)	Authorized unlimited number of shares with no par value.

The accompanying notes are an integral part of the financial statements.

	MassMutual Premier Inflation-Protected Bond Fund	MassMutual Premier Core Bond Fund

Class A shares:
Net assets	$34,282,152	$164,140,793

Shares outstanding(a)	3,655,882	16,425,887

Net asset value and redemption price per share	$9.38	$9.99

Offering price per share (100/[100-maximum sales charge] of net asset value)	$9.85	$10.49

Class L shares:
Net assets	$36,902,887	$249,700,514

Shares outstanding(a)	3,897,233	24,817,193

Net asset value, offering price and redemption price per share	$9.47	$10.06

Class Y shares:
Net assets	$71,146,786	$160,857,297

Shares outstanding(a)	7,491,724	15,896,479

Net asset value, offering price and redemption price per share	$9.50	$10.12

Class S shares:
Net assets	$111,763,305	$628,314,233

Shares outstanding(a)	11,746,400	61,830,491

Net asset value, offering price and redemption price per share	$9.51	$10.16

Class N shares:
Net assets	$184,613	$344,200

Shares outstanding(a)	19,579	34,595

Net asset value, offering price and redemption price per share	$9.43	$9.95

	MassMutual Premier Diversified Bond Fund	MassMutual Premier Strategic Income Fund

Class A shares:
Net assets	$36,267,692	$32,062,034

Shares outstanding(a)	3,731,700	3,842,314

Net asset value and redemption price per share	$9.72	$8.34

Offering price per share (100/[100-maximum sales charge] of net asset value)	$10.20	$8.76

Class L shares:
Net assets	$130,077,531	$228,305,223

Shares outstanding(a)	13,449,597	27,056,046

Net asset value, offering price and redemption price per share	$9.67	$8.44

Class Y shares:
Net assets	$26,650,791	$11,847,351

Shares outstanding(a)	2,741,629	1,402,703

Net asset value, offering price and redemption price per share	$9.72	$8.45

Class S shares:
Net assets	$146,819,288	$28,574,823

Shares outstanding(a)	15,145,019	3,383,040

Net asset value, offering price and redemption price per share	$9.69	$8.45

Class N shares:
Net assets	$1,491,405	$724,450

Shares outstanding(a)	155,339	86,396

Net asset value, offering price and redemption price per share	$9.60	$8.39

	MassMutual Premier High Yield Fund	MassMutual Premier International Bond Fund

Class A shares:
Net assets	$23,751,814	$200,141

Shares outstanding(a)	3,010,237	20,638

Net asset value and redemption price per share	$7.89	$9.70

Offering price per share (100/[100-maximum sales charge] of net asset value)	$8.37	$10.18

Class L shares:
Net assets	$2,990,100	$97,282

Shares outstanding(a)	377,108	10,010

Net asset value, offering price and redemption price per share	$7.93	$9.72

Class Y shares:
Net assets	$77,447,253	$97,409

Shares outstanding(a)	9,715,230	10,010

Net asset value, offering price and redemption price per share	$7.97	$9.73

Class S shares:
Net assets	$45,375,195	$23,912,961

Shares outstanding(a)	5,696,261	2,456,514

Net asset value, offering price and redemption price per share	$7.97	$9.73

Class N shares:
Net assets	$525,264	$96,820

Shares outstanding(a)	66,621	10,010

Net asset value, offering price and redemption price per share	$7.88	$9.67

MassMutual Premier Funds – Financial Statements (Continued)

Statements of Assets and Liabilities
October 31, 2008

	MassMutual Premier Balanced Fund	MassMutual Premier Value Fund

Assets:
Investments, at value (Note 2) (a)	$118,379,864	$216,852,002
Short-term investments, at value (Note 2) (b)	4,904,061	2,628,908

Total investments	123,283,925	219,480,910

Cash	—	—
Receivables from:
Investments sold	13,214,164	6,229,967
Settlement of investments sold on a when-issued basis (Note 2)	253,393	—
Investment adviser (Note 3)	—	—
Fund shares sold	95,107	7,103
Interest and dividends	541,562	251,763
Foreign taxes withheld	9	44,926
Open swap agreements, at value (Note 2)	43,619	—

Total assets	137,431,779	226,014,669

Liabilities:
Payables for:
Investments purchased	10,012,287	7,286
Fund shares repurchased	—	433,266
Variation margin on open futures contracts (Note 2)	7,266	—
Settlement of investments purchased on a when-issued basis (Note 2)	3,667,415	—
Open swap agreements, at value (Note 2)	511	—
Trustees’ fees and expenses (Note 3)	9,862	31,498
Affiliates (Note 3):
Investment management fees	51,069	97,487
Administration fees	10,016	21,848
Service fees	6,288	3,025
Distribution fees	23	23
Due to custodian	545	—
Accrued expense and other liabilities	719,275 *	58,906

Total liabilities	14,484,557	653,339

Net assets	$122,947,222	$225,361,330

Net assets consist of:
Paid-in capital	$159,521,031	$359,703,100
Undistributed (accumulated) net investment income (loss) (distributions in excess of net investment income)	3,406,217	4,300,505
Accumulated net realized gain (loss) on investments	(14,892,172)	(60,491,670)
Net unrealized appreciation (depreciation) on investments	(25,087,854)	(78,150,605)

Net assets	$122,947,222	$225,361,330

(a) Cost of investments - unaffiliated issuers:	$143,579,884	$295,002,607
(b) Cost of short-term investments:	$4,904,061	$2,628,908

*	See Note 12.

The accompanying notes are an integral part of the financial statements.

	MassMutual Premier Core Value Equity Fund	MassMutual Premier Enhanced Index Value Fund

Assets:
Investments, at value (Note 2) (a)	$9,653,798	$311,537,022
Short-term investments, at value (Note 2) (b)	146,898	868,813

Total investments	9,800,696	312,405,835

Cash	—	25,290
Receivables from:
Investments sold	477,523	40,969,016
Settlement of investments sold on a when-issued basis (Note 2)	—	—
Investment adviser (Note 3)	7,563	—
Fund shares sold	—	139,041
Interest and dividends	13,704	637,227
Foreign taxes withheld	385	—
Open swap agreements, at value (Note 2)	—	—

Total assets	10,299,871	354,176,409

Liabilities:
Payables for:
Investments purchased	309,713	40,449,304
Fund shares repurchased	—	535,815
Variation margin on open futures contracts (Note 2)	—	—
Settlement of investments purchased on a when-issued basis (Note 2)	—	—
Open swap agreements, at value (Note 2)	—	—
Trustees’ fees and expenses (Note 3)	96	3,385
Affiliates (Note 3):
Investment management fees	4,222	133,663
Administration fees	502	38,099
Service fees	58	2,642
Distribution fees	14	46
Due to custodian	—	—
Accrued expense and other liabilities	60,287	65,520

Total liabilities	374,892	41,228,474

Net assets	$9,924,979	$312,947,935

Net assets consist of:
Paid-in capital	$15,206,300	$489,190,698
Undistributed (accumulated) net investment income (loss) (distributions in excess of net investment income)	214,083	8,356,697
Accumulated net realized gain (loss) on investments	(1,848,126)	(85,091,362)
Net unrealized appreciation (depreciation) on investments	(3,647,278)	(99,508,098)

Net assets	$9,924,979	$312,947,935

(a) Cost of investments - unaffiliated issuers:	$13,301,076	$411,045,120
(b) Cost of short-term investments:	$146,898	$868,813

*	See Note 12.

	MassMutual Premier Enhanced Index Core Equity Fund	MassMutual Premier Main Street Fund

Assets:
Investments, at value (Note 2) (a)	$16,815,857	$176,952,598
Short-term investments, at value (Note 2) (b)	10,878	1,759,980

Total investments	16,826,735	178,712,578

Cash	—	—
Receivables from:
Investments sold	2,473,853	1,977,875
Settlement of investments sold on a when-issued basis (Note 2)	—	—
Investment adviser (Note 3)	—	—
Fund shares sold	9,546	17,168
Interest and dividends	21,551	218,142
Foreign taxes withheld	—	—
Open swap agreements, at value (Note 2)	—	—

Total assets	19,331,685	180,925,763

Liabilities:
Payables for:
Investments purchased	2,512,968	1,649,578
Fund shares repurchased	—	649,836
Variation margin on open futures contracts (Note 2)	—	—
Settlement of investments purchased on a when-issued basis (Note 2)	—	—
Open swap agreements, at value (Note 2)	—	—
Trustees’ fees and expenses (Note 3)	287	2,038
Affiliates (Note 3):
Investment management fees	44,853	145,688
Administration fees	2,447	26,887
Service fees	1,058	2,448
Distribution fees	94	55
Due to custodian	—	—
Accrued expense and other liabilities	43,378	67,712

Total liabilities	2,605,085	2,544,242

Net assets	$16,726,600	$178,381,521

Net assets consist of:
Paid-in capital	$28,591,984	$274,702,268
Undistributed (accumulated) net investment income (loss) (distributions in excess of net investment income)	357,158	2,363,170
Accumulated net realized gain (loss) on investments	(7,510,817)	(30,187,814)
Net unrealized appreciation (depreciation) on investments	(4,711,725)	(68,496,103)

Net assets	$16,726,600	$178,381,521

(a) Cost of investments - unaffiliated issuers:	$21,527,582	$245,448,701
(b) Cost of short-term investments:	$10,878	$1,759,980

*	See Note 12.

	MassMutual Premier Capital Appreciation Fund	MassMutual Premier Core Growth Fund

Assets:
Investments, at value (Note 2) (a)	$663,752,503	$12,742,394
Short-term investments, at value (Note 2) (b)	10,591,284	9,163

Total investments	674,343,787	12,751,557

Cash	—	—
Receivables from:
Investments sold	7,745,919	381,241
Settlement of investments sold on a when-issued basis (Note 2)	—	—
Investment adviser (Note 3)	—	—
Fund shares sold	69,992	9,247
Interest and dividends	110,485	2,120
Foreign taxes withheld	411,547	6,078
Open swap agreements, at value (Note 2)	—	—

Total assets	682,681,730	13,150,243

Liabilities:
Payables for:
Investments purchased	7,851,953	128,971
Fund shares repurchased	470,383	46,281
Variation margin on open futures contracts (Note 2)	—	—
Settlement of investments purchased on a when-issued basis (Note 2)	—	—
Open swap agreements, at value (Note 2)	—	—
Trustees’ fees and expenses (Note 3)	7,699	218
Affiliates (Note 3):
Investment management fees	385,857	10,330
Administration fees	98,379	3,845
Service fees	39,034	142
Distribution fees	189	17
Due to custodian	—	—
Accrued expense and other liabilities	105,461	44,866

Total liabilities	8,958,955	234,670

Net assets	$673,722,775	$12,915,573

Net assets consist of:
Paid-in capital	$916,552,328	$56,130,812
Undistributed (accumulated) net investment income (loss) (distributions in excess of net investment income)	(7,654)	(212)
Accumulated net realized gain (loss) on investments	(44,897,124)	(38,250,342)
Net unrealized appreciation (depreciation) on investments	(197,924,775)	(4,964,685)

Net assets	$673,722,775	$12,915,573

(a) Cost of investments - unaffiliated issuers:	$861,645,525	$17,705,979
(b) Cost of short-term investments:	$10,591,284	$9,163

*	See Note 12.

MassMutual Premier Funds – Financial Statements (Continued)

Statements of Assets and Liabilities
October 31, 2008

	MassMutual Premier Balanced Fund	MassMutual Premier Value Fund

Class A shares:
Net assets	$7,971,537	$13,721,223

Shares outstanding(a)	998,338	1,274,868

Net asset value and redemption price per share	$7.98	$10.76

Offering price per share (100/[100-maximum sales charge] of net asset value)	$8.47	$11.42

Class L shares:
Net assets	$1,784,700	$32,999,985

Shares outstanding(a)	220,537	3,050,649

Net asset value, offering price and redemption price per share	$8.09	$10.82

Class Y shares:
Net assets	$1,911,198	$1,726,677

Shares outstanding(a)	228,295	159,614

Net asset value, offering price and redemption price per share	$8.37	$10.82

Class S shares:
Net assets	$111,174,050	$176,804,795

Shares outstanding(a)	13,689,626	16,324,955

Net asset value, offering price and redemption price per share	$8.12	$10.83

Class N shares:
Net assets	$105,737	$108,650

Shares outstanding(a)	13,377	10,114

Net asset value, offering price and redemption price per share	$7.90	$10.74

(a)          Authorized unlimited number of shares with no par value.

The accompanying notes are an integral part of the financial statements.

	MassMutual Premier Core Value Equity Fund	MassMutual Premier Enhanced Index Value Fund

Class A shares:
Net assets	$241,963	$12,314,522

Shares outstanding(a)	37,392	1,466,455

Net asset value and redemption price per share	$6.47	$8.40

Offering price per share (100/[100-maximum sales charge] of net asset value)	$6.86	$8.91

Class L shares:
Net assets	$64,867	$65,257,267

Shares outstanding(a)	10,000	7,724,650

Net asset value, offering price and redemption price per share	$6.49	$8.45

Class Y shares:
Net assets	$64,935	$68,842,704

Shares outstanding(a)	10,000	8,114,528

Net asset value, offering price and redemption price per share	$6.49	$8.48

Class S shares:
Net assets	$9,488,673	$166,317,146

Shares outstanding(a)	1,460,000	19,487,338

Net asset value, offering price and redemption price per share	$6.50	$8.53

Class N shares:
Net assets	$64,541	$216,296

Shares outstanding(a)	10,000	25,693

Net asset value, offering price and redemption price per share	$6.45	$8.42

	MassMutual Premier Enhanced Index Core Equity Fund	MassMutual Premier Main Street Fund

Class A shares:
Net assets	$4,556,706	$11,185,353

Shares outstanding(a)	529,943	1,733,770

Net asset value and redemption price per share	$8.60	$6.45

Offering price per share (100/[100-maximum sales charge] of net asset value)	$9.12	$6.84

Class L shares:
Net assets	$1,233,655	$47,796,017

Shares outstanding(a)	142,517	7,345,805

Net asset value, offering price and redemption price per share	$8.66	$6.51

Class Y shares:
Net assets	$10,009,248	$65,739

Shares outstanding(a)	1,154,939	10,013

Net asset value, offering price and redemption price per share	$8.67	$6.57

Class S shares:
Net assets	$415,255	$119,110,846

Shares outstanding(a)	47,766	18,246,587

Net asset value, offering price and redemption price per share	$8.69	$6.53

Class N shares:
Net assets	$511,736	$223,566

Shares outstanding(a)	59,660	34,544

Net asset value, offering price and redemption price per share	$8.58	$6.47

	MassMutual Premier Capital Appreciation Fund	MassMutual Premier Core Growth Fund

Class A shares:
Net assets	$182,254,479	$575,484

Shares outstanding(a)	24,202,504	89,394

Net asset value and redemption price per share	$7.53	$6.44

Offering price per share (100/[100-maximum sales charge] of net asset value)	$7.99	$6.83

Class L shares:
Net assets	$53,947,446	$11,402,406

Shares outstanding(a)	7,154,548	1,753,708

Net asset value, offering price and redemption price per share	$7.54	$6.50

Class Y shares:
Net assets	$21,666,421	$77,896

Shares outstanding(a)	2,861,449	11,931

Net asset value, offering price and redemption price per share	$7.57	$6.53

Class S shares:
Net assets	$414,956,460	$780,529

Shares outstanding(a)	54,574,028	119,225

Net asset value, offering price and redemption price per share	$7.60	$6.55

Class N shares:
Net assets	$897,969	$79,258

Shares outstanding(a)	120,952	12,406

Net asset value, offering price and redemption price per share	$7.42	$6.39

MassMutual Premier Funds – Financial Statements (Continued)

Statements of Assets and Liabilities
October 31, 2008

		MassMutual Premier Enhanced Index Growth Fund	MassMutual Premier Discovery Value Fund

Assets:
	Investments, at value (Note 2) (a)	$166,067,136	$34,321,052
	Investments, at value - affiliated issuers (Note 2) (b)	—	—
	Short-term investments, at value (Note 2) (c)	1,481,210	2,186,467

	Total investments	167,548,346	36,507,519

	Foreign currency, at value(d)	—	—
	Receivables from:
	Investments sold	27,123,517	688,788
	Investment adviser (Note 3)	—	27,514
	Fund shares sold	83,846	92,555
	Interest and dividends	141,761	2,885
	Foreign taxes withheld	—	—

	Total assets	194,897,470	37,319,261

Liabilities:
	Payables for:
	Investments purchased	28,845,473	769,590
	Open forward foreign currency contracts (Note 2)	—	—
	Foreign currency overdraft	—	—
	Fund shares repurchased	347,523	33,111
	Trustees’ fees and expenses (Note 3)	1,908	437
	Affiliates (Note 3):
	Investment management fees	70,667	25,541
	Administration fees	13,433	5,947
	Service fees	669	3,200
	Distribution fees	18	132
	Due to custodian	23,383	—
	Accrued expense and other liabilities	52,666	47,963

	Total liabilities	29,355,740	885,921

	Net assets	$165,541,730	$36,433,340

Net assets consist of:
	Paid-in capital	$245,108,524	$68,681,932
	Undistributed (accumulated) net investment income (loss) (distributions in excess of net investment income)	1,260,770	44,872
	Accumulated net realized gain (loss) on investments	(33,447,895)	(12,614,669)
	Net unrealized appreciation (depreciation) on investments	(47,379,669)	(19,678,795)

	Net assets	$165,541,730	$36,433,340

(a)	Cost of investments - unaffiliated issuers:	$213,446,805	$53,999,910
(b)	Cost of investments - affiliated issuers:	$—	$—
(c)	Cost of short-term investments:	$1,481,210	$2,186,467
(d)	Cost of foreign currency:	$—	$—

The accompanying notes are an integral part of the financial statements.

		MassMutual Premier Small Capitalization Value Fund	MassMutual Premier Main Street Small Cap Fund

Assets:
	Investments, at value (Note 2) (a)	$18,796,739	$89,172,103
	Investments, at value - affiliated issuers (Note 2) (b)	—	—
	Short-term investments, at value (Note 2) (c)	252,481	931,060

	Total investments	19,049,220	90,103,163

	Foreign currency, at value(d)	—	—
	Receivables from:
	Investments sold	290,355	1,631,778
	Investment adviser (Note 3)	—	18,310
	Fund shares sold	2,755	47,832
	Interest and dividends	59,776	64,041
	Foreign taxes withheld	—	—

	Total assets	19,402,106	91,865,124

Liabilities:
	Payables for:
	Investments purchased	332,250	1,541,905
	Open forward foreign currency contracts (Note 2)	—	—
	Foreign currency overdraft	—	—
	Fund shares repurchased	177,993	246,256
	Trustees’ fees and expenses (Note 3)	410	887
	Affiliates (Note 3):
	Investment management fees	11,623	44,390
	Administration fees	2,333	12,166
	Service fees	427	882
	Distribution fees	21	5
	Due to custodian	—	—
	Accrued expense and other liabilities	43,921	83,885

	Total liabilities	568,978	1,930,376

	Net assets	$18,833,128	$89,934,748

Net assets consist of:
	Paid-in capital	$38,753,673	$140,397,608
	Undistributed (accumulated) net investment income (loss) (distributions in excess of net investment income)	174,851	228,490
	Accumulated net realized gain (loss) on investments	(13,959,700)	(15,448,969)
	Net unrealized appreciation (depreciation) on investments	(6,135,696)	(35,242,381)

	Net assets	$18,833,128	$89,934,748

(a)	Cost of investments - unaffiliated issuers:	$24,932,435	$124,414,492
(b)	Cost of investments - affiliated issuers:	$—	$—
(c)	Cost of short-term investments:	$252,481	$931,060
(d)	Cost of foreign currency:	$—	$—

		MassMutual Premier Small Company Opportunities Fund	MassMutual Premier Global Fund

Assets:
	Investments, at value (Note 2) (a)	$175,370,202	$348,647,396
	Investments, at value - affiliated issuers (Note 2) (b)	—	4,039,618
	Short-term investments, at value (Note 2) (c)	1,575,695	—

	Total investments	176,945,897	352,687,014

	Foreign currency, at value(d)	—	—
	Receivables from:
	Investments sold	4,094,977	511,893
	Investment adviser (Note 3)	26,976	—
	Fund shares sold	13,081	70,350
	Interest and dividends	126,844	624,458
	Foreign taxes withheld	—	198,075

	Total assets	181,207,775	354,091,790

Liabilities:
	Payables for:
	Investments purchased	3,766,003	736,042
	Open forward foreign currency contracts (Note 2)	—	—
	Foreign currency overdraft	—	—
	Fund shares repurchased	248,092	554,967
	Trustees’ fees and expenses (Note 3)	15,334	5,600
	Affiliates (Note 3):
	Investment management fees	88,690	366,806
	Administration fees	27,743	82,276
	Service fees	15,081	6,047
	Distribution fees	11	123
	Due to custodian	—	—
	Accrued expense and other liabilities	98,061	106,308

	Total liabilities	4,259,015	1,858,169

	Net assets	$176,948,760	$352,233,621

Net assets consist of:
	Paid-in capital	$280,870,795	$451,401,147
	Undistributed (accumulated) net investment income (loss) (distributions in excess of net investment income)	74,772	3,709,350
	Accumulated net realized gain (loss) on investments	(31,881,387)	11,635,356
	Net unrealized appreciation (depreciation) on investments	(72,115,420)	(114,512,232)

	Net assets	$176,948,760	$352,233,621

(a)	Cost of investments - unaffiliated issuers:	$247,485,634	$463,162,624
(b)	Cost of investments - affiliated issuers:	$—	$4,039,618
(c)	Cost of short-term investments:	$1,575,695	$—
(d)	Cost of foreign currency:	$—	$—

		MassMutual Premier International Equity Fund	MassMutual Premier Focused International Fund

Assets:
	Investments, at value (Note 2) (a)	$517,644,923	$62,629,371
	Investments, at value - affiliated issuers (Note 2) (b)	58,882,604	—
	Short-term investments, at value (Note 2) (c)	—	1,438,931

	Total investments	576,527,527	64,068,302

	Foreign currency, at value(d)	—	104,313
	Receivables from:
	Investments sold	2,909,337	1,873,965
	Investment adviser (Note 3)	—	—
	Fund shares sold	31,913	133,425
	Interest and dividends	3,435,087	152,389
	Foreign taxes withheld	701,000	68,391

	Total assets	583,604,864	66,400,785

Liabilities:
	Payables for:
	Investments purchased	10,591,307	1,773,189
	Open forward foreign currency contracts (Note 2)	—	9,632
	Foreign currency overdraft	17,849	—
	Fund shares repurchased	595,386	41,723
	Trustees’ fees and expenses (Note 3)	28,713	874
	Affiliates (Note 3):
	Investment management fees	426,791	111,530
	Administration fees	84,988	11,850
	Service fees	8,963	6,302
	Distribution fees	35	142
	Due to custodian	—	—
	Accrued expense and other liabilities	182,695	95,120

	Total liabilities	11,936,727	2,050,362

	Net assets	$571,668,137	$64,350,423

Net assets consist of:
	Paid-in capital	$673,114,483	$107,816,117
	Undistributed (accumulated) net investment income (loss) (distributions in excess of net investment income)	(711,860)	184,748
	Accumulated net realized gain (loss) on investments	33,919,571	(15,629,400)
	Net unrealized appreciation (depreciation) on investments	(134,654,057)	(28,021,042)

	Net assets	$571,668,137	$64,350,423

(a)	Cost of investments - unaffiliated issuers:	$652,222,579	$90,632,854
(b)	Cost of investments - affiliated issuers:	$58,882,604	$—
(c)	Cost of short-term investments:	$—	$1,438,931
(d)	Cost of foreign currency:	$(17,849)	$104,114

MassMutual Premier Funds – Financial Statements (Continued)

Statements of Assets and Liabilities
October 31, 2008

	MassMutual Premier Enhanced Index Growth Fund	MassMutual Premier Discovery Value Fund

Class A shares:
Net assets	$3,096,297	$14,031,258

Shares outstanding(a)	475,164	2,219,846

Net asset value and redemption price per share	$6.52	$6.32

Offering price per share (100/[100-maximum sales charge] of net asset value)	$6.92	$6.71

Class L shares:
Net assets	$54,216,155	$3,026,224

Shares outstanding(a)	8,272,302	475,592

Net asset value, offering price and redemption price per share	$6.55	$6.36

Class Y shares:
Net assets	$40,590,809	$4,744,894

Shares outstanding(a)	6,170,661	743,792

Net asset value, offering price and redemption price per share	$6.58	$6.38

Class S shares:
Net assets	$67,553,651	$14,023,981

Shares outstanding(a)	10,279,067	2,197,084

Net asset value, offering price and redemption price per share	$6.57	$6.38

Class N shares:
Net assets	$84,818	$606,983

Shares outstanding(a)	13,085	96,411

Net asset value, offering price and redemption price per share	$6.48	$6.30

(a)	Authorized unlimited number of shares with no par value.

*	Net asset value calculations reflect fractional share and dollar amounts.

The accompanying notes are an integral part of the financial statements.

	MassMutual Premier Small Capitalization Value Fund		MassMutual Premier Main Street Small Cap Fund

Class A shares:
Net assets	$1,863,276		$4,050,817

Shares outstanding(a)	285,526		590,860

Net asset value and redemption price per share	$6.53		$6.86

Offering price per share (100/[100-maximum sales charge] of net asset value)	$6.93		$7.28

Class L shares:
Net assets	$893		$35,469,104

Shares outstanding(a)	134		5,144,753

Net asset value, offering price and redemption price per share	$6.64	*	$6.89

Class Y shares:
Net assets	$1,094,044		$9,129

Shares outstanding(a)	163,962		1,327

Net asset value, offering price and redemption price per share	$6.67		$6.88

Class S shares:
Net assets	$15,777,919		$50,384,096

Shares outstanding(a)	2,364,962		7,294,237

Net asset value, offering price and redemption price per share	$6.67		$6.91

Class N shares:
Net assets	$96,996		$21,602

Shares outstanding(a)	15,117		3,153

Net asset value, offering price and redemption price per share	$6.42		$6.85

	MassMutual Premier Small Company Opportunities Fund	MassMutual Premier Global Fund

Class A shares:
Net assets	$69,066,550	$27,144,878

Shares outstanding(a)	10,998,960	3,629,673

Net asset value and redemption price per share	$6.28	$7.48

Offering price per share (100/[100-maximum sales charge] of net asset value)	$6.66	$7.94

Class L shares:
Net assets	$4,636,924	$137,390,668

Shares outstanding(a)	727,888	18,195,728

Net asset value, offering price and redemption price per share	$6.37	$7.55

Class Y shares:
Net assets	$621,830	$3,651,359

Shares outstanding(a)	97,277	484,512

Net asset value, offering price and redemption price per share	$6.39	$7.54

Class S shares:
Net assets	$102,571,816	$183,478,308

Shares outstanding(a)	15,972,461	24,213,913

Net asset value, offering price and redemption price per share	$6.42	$7.58

Class N shares:
Net assets	$51,640	$568,408

Shares outstanding(a)	8,360	75,669

Net asset value, offering price and redemption price per share	$6.18	$7.51

	MassMutual Premier International Equity Fund	MassMutual Premier Focused International Fund

Class A shares:
Net assets	$39,211,768	$27,401,488

Shares outstanding(a)	3,953,561	3,258,478

Net asset value and redemption price per share	$9.92	$8.41

Offering price per share (100/[100-maximum sales charge] of net asset value)	$10.53	$8.92

Class L shares:
Net assets	$51,881,405	$7,992,925

Shares outstanding(a)	5,175,302	945,880

Net asset value, offering price and redemption price per share	$10.02	$8.45

Class Y shares:
Net assets	$20,833,184	$5,474,108

Shares outstanding(a)	2,062,605	645,629

Net asset value, offering price and redemption price per share	$10.10	$8.48

Class S shares:
Net assets	$459,583,384	$22,846,064

Shares outstanding(a)	45,425,668	2,691,150

Net asset value, offering price and redemption price per share	$10.12	$8.49

Class N shares:
Net assets	$158,396	$635,838

Shares outstanding(a)	16,146	76,234

Net asset value, offering price and redemption price per share	$9.81	$8.34

MassMutual Premier Funds – Financial Statements (Continued)

Statements of Operations
For the Year Ended October 31, 2008

	MassMutual Premier Money Market Fund	MassMutual Premier Short-Duration Bond Fund

Investment income (Note 2):
Dividends(a)	$—	$43,053
Dividends from affiliated issuers	—	—
Interest	26,817,643	20,184,220
Securities lending net income	—	5,533

Total investment income	26,817,643	20,232,806

Expenses (Note 3):
Investment management fees	3,083,766	1,785,125
Custody fees	71,431	32,804
Audit and legal fees	234,667	55,794
Proxy fees	475	475
Shareholder reporting fees	76,875	24,800
Trustees’ fees	54,372	34,974

	3,521,586	1,933,972
Administration fees:
Class A	908,140	220,791
Class L	332,251	493,788
Class Y	376,404	74,345
Class S	220,722	206,854
Class N	—	15,550
Distribution fees:
Class N	—	10,538
Service fees:
Class A	695,147	173,088
Class N	—	10,538

Total expenses	6,054,250	3,139,464
Expenses waived (Note 3):
Class A fees waived by advisor	(1,829)	(3,730)
Class L fees waived by advisor	(622)	(9,556)
Class Y fees waived by advisor	(1,371)	(2,758)
Class S fees waived by advisor	(1,790)	(9,742)
Class N fees waived by advisor	—	(223)
Class A administrative fees waived	(547,727)	(48,465)
Class L administrative fees waived	(183,114)	(108,389)
Class N administrative fees waived	—	(2,951)

Net expenses	5,317,797	2,953,650

Net investment income (loss)	21,499,846	17,279,156

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	(1,114,710)	48,851
Futures contracts	—	280,960
Written options	—	495,201
Swap contracts	—	3,749,844
Foreign currency transactions	—	—

Net realized gain (loss)	(1,114,710)	4,574,856

Net change in unrealized appreciation (depreciation) on:
Investment transactions	—	(25,231,818)
Futures contracts	—	111,469
Written options	—	126,279
Swap contracts	—	(689,630)
Translation of assets and liabilities in foreign currencies	—	(57,060)

Net change in unrealized appreciation (depreciation)	—	(25,740,760)

Net realized gain (loss) and change in unrealized appreciation (depreciation)	(1,114,710)	(21,165,904)

Net increase (decrease) in net assets resulting from operations	$20,385,136	$(3,886,748)

(a) Net of withholding tax of:	$—	$—

*	Fund commenced operations on December 20, 2007.

The accompanying notes are an integral part of the financial statements.

	MassMutual Premier Inflation-Protected Bond Fund	MassMutual Premier Core Bond Fund

Investment income (Note 2):
Dividends(a)	$—	$97,848
Dividends from affiliated issuers	—	—
Interest	20,596,609	72,548,990
Securities lending net income	—	190,313

Total investment income	20,596,609	72,837,151

Expenses (Note 3):
Investment management fees	1,547,264	6,947,097
Custody fees	32,446	136,433
Audit and legal fees	37,539	107,270
Proxy fees	475	475
Shareholder reporting fees	17,891	78,086
Trustees’ fees	21,134	92,899

	1,656,749	7,362,260
Administration fees:
Class A	97,260	543,101
Class L	150,585	938,038
Class Y	104,249	262,620
Class S	47,479	622,488
Class N	756	6,847
Distribution fees:
Class N	571	4,821
Service fees:
Class A	86,592	476,238
Class N	571	4,821

Total expenses	2,144,812	10,221,234
Expenses waived (Note 3):
Class A fees waived by advisor	—	(4,246)
Class L fees waived by advisor	—	(8,188)
Class Y fees waived by advisor	—	(4,521)
Class S fees waived by advisor	—	(16,142)
Class N fees waived by advisor	—	(82)
Class A administrative fees waived	(34,637)	(152,396)
Class L administrative fees waived	—	(263,217)
Class N administrative fees waived	(228)	(1,543)

Net expenses	2,109,947	9,770,899

Net investment income (loss)	18,486,662	63,066,252

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	(235,124)	17,733,808
Futures contracts	—	46,590
Written options	—	1,488,927
Swap contracts	—	11,048,225
Foreign currency transactions	—	—

Net realized gain (loss)	(235,124)	30,317,550

Net change in unrealized appreciation (depreciation) on:
Investment transactions	(27,376,461)	(136,353,760)
Futures contracts	—	976,633
Written options	—	378,836
Swap contracts	—	(1,557,289)
Translation of assets and liabilities in foreign currencies	—	—

Net change in unrealized appreciation (depreciation)	(27,376,461)	(136,555,580)

Net realized gain (loss) and change in unrealized appreciation (depreciation)	(27,611,585)	(106,238,030)

Net increase (decrease) in net assets resulting from operations	$(9,124,923)	$(43,171,778)

(a) Net of withholding tax of:	$—	$—

*	Fund commenced operations on December 20, 2007.

	MassMutual Premier Diversified Bond Fund	MassMutual Premier Strategic Income Fund

Investment income (Note 2):
Dividends(a)	$62,718	$71,246
Dividends from affiliated issuers	—	32,725
Interest	22,404,297	25,892,662
Securities lending net income	60,907	25,761

Total investment income	22,527,922	26,022,394

Expenses (Note 3):
Investment management fees	2,136,028	2,315,162
Custody fees	71,995	220,752
Audit and legal fees	51,113	79,974
Proxy fees	475	537
Shareholder reporting fees	23,503	22,046
Trustees’ fees	28,146	26,958

	2,311,260	2,665,429
Administration fees:
Class A	159,940	133,222
Class L	628,524	1,082,079
Class Y	68,822	29,908
Class S	303,407	65,713
Class N	7,104	3,190
Distribution fees:
Class N	4,269	2,045
Service fees:
Class A	109,249	97,957
Class N	4,269	2,045

Total expenses	3,596,844	4,081,588
Expenses waived (Note 3):
Class A fees waived by advisor	(3,722)	(24,706)
Class L fees waived by advisor	(14,700)	(264,786)
Class Y fees waived by advisor	(2,900)	(9,945)
Class S fees waived by advisor	(14,943)	(29,779)
Class N fees waived by advisor	(134)	(1,168)
Class A administrative fees waived	(65,549)	—
Class L administrative fees waived	(250,741)	—
Class N administrative fees waived	(2,561)	—

Net expenses	3,241,594	3,751,204

Net investment income (loss)	19,286,328	22,271,190

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	(158,363)	7,857,117
Futures contracts	(884,246)	4,706,807
Written options	412,035	1,514,304
Swap contracts	2,791,226	(13,174,119)
Foreign currency transactions	(1)	631,351

Net realized gain (loss)	2,160,651	1,535,460

Net change in unrealized appreciation (depreciation) on:
Investment transactions	(42,663,559)	(76,420,434)
Futures contracts	241,754	1,389,151
Written options	126,279	51,719
Swap contracts	(520,658)	(19,653,135)
Translation of assets and liabilities in foreign currencies	—	(1,864,326)

Net change in unrealized appreciation (depreciation)	(42,816,184)	(96,497,025)

Net realized gain (loss) and change in unrealized appreciation (depreciation)	(40,655,533)	(94,961,565)

Net increase (decrease) in net assets resulting from operations	$(21,369,205)	$(72,690,375)

(a) Net of withholding tax of:	$365	$1,417

*	Fund commenced operations on December 20, 2007.

	MassMutual Premier High Yield Fund	MassMutual Premier International Bond Fund*

Investment income (Note 2):
Dividends(a)	$—	$—
Dividends from affiliated issuers	—	—
Interest	15,888,591	1,156,493
Securities lending net income	97,013	—

Total investment income	15,985,604	1,156,493

Expenses (Note 3):
Investment management fees	905,160	163,711
Custody fees	18,808	18,184
Audit and legal fees	37,019	46,024
Proxy fees	475	858
Shareholder reporting fees	10,117	22,989
Trustees’ fees	11,827	1,280

	983,406	253,046
Administration fees:
Class A	103,214	349
Class L	15,029	272
Class Y	187,267	137
Class S	70,762	13,450
Class N	5,009	318
Distribution fees:
Class N	3,176	227
Service fees:
Class A	74,945	292
Class N	3,176	227

Total expenses	1,445,984	268,318
Expenses waived (Note 3):
Class A fees waived by advisor	—	(323)
Class L fees waived by advisor	—	(252)
Class Y fees waived by advisor	—	(252)
Class S fees waived by advisor	—	(61,165)
Class N fees waived by advisor	—	(252)
Class A administrative fees waived	—	—
Class L administrative fees waived	—	—
Class N administrative fees waived	—	—

Net expenses	1,445,984	206,074

Net investment income (loss)	14,539,620	950,419

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	(19,931,458)	(280,532)
Futures contracts	—	—
Written options	—	—
Swap contracts	—	—
Foreign currency transactions	—	906,926

Net realized gain (loss)	(19,931,458)	626,394

Net change in unrealized appreciation (depreciation) on:
Investment transactions	(35,805,141)	(4,182,481)
Futures contracts	—	—
Written options	—	—
Swap contracts	—	—
Translation of assets and liabilities in foreign currencies	—	768,170

Net change in unrealized appreciation (depreciation)	(35,805,141)	(3,414,311)

Net realized gain (loss) and change in unrealized appreciation (depreciation)	(55,736,599)	(2,787,917)

Net increase (decrease) in net assets resulting from operations	$(41,196,979)	$(1,837,498)

(a) Net of withholding tax of:	$—	$—

*	Fund commenced operations on December 20, 2007.

MassMutual Premier Funds – Financial Statements (Continued)

Statements of Operations
For the Year Ended October 31, 2008

	MassMutual Premier Balanced Fund	MassMutual Premier Value Fund

Investment income (Note 2):
Dividends(a)	$2,411,279	$7,931,783
Interest	2,907,214	150,944
Securities lending net income	10,095	46,286

Total investment income	5,328,588	8,129,013

Expenses (Note 3):
Investment management fees	808,052	1,873,136
Custody fees	44,375	46,042
Audit and legal fees	137,005	38,260
Proxy fees	875	937
Shareholder reporting fees	10,058	21,804
Trustees’ fees	13,514	26,664

	1,013,879	2,006,843
Administration fees:
Class A	41,454	68,215
Class L	8,700	160,017
Class Y	5,906	5,383
Class S	132,962	191,882
Class N	594	550
Distribution fees:
Class N	325	366
Service fees:
Class A	26,118	54,002
Class N	325	366

Total expenses	1,230,263	2,487,624
Expenses waived (Note 3):
Class A fees waived by advisor	(1,124)	—
Class L fees waived by advisor	(236)	—
Class Y fees waived by advisor	(254)	—
Class S fees waived by advisor	(17,335)	—
Class N fees waived by advisor	(14)	—
Class A administrative fees waived	(1,363)	—
Class L administrative fees waived	(286)	—
Class Y administrative fees waived	(314)	—
Class S administrative fees waived	(19,428)	—
Class N administrative fees waived	(17)	—

Net expenses	1,189,892	2,487,624

Net investment income (loss)	4,138,696	5,641,389

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	(16,564,370)	(58,531,504)
Futures contracts	1,944,856	—
Written options	244,625	—
Swap contracts	409,977	—
Foreign currency transactions	—	(29,112)

Net realized gain (loss)	(13,964,912)	(58,560,616)

Net change in unrealized appreciation (depreciation) on:
Investment transactions	(33,655,574)	(119,748,412)
Futures contracts	72,769	—
Written options	63,139	—
Swap contracts	(72,816)	—
Translation of assets and liabilities in foreign currencies	—	—

Net change in unrealized appreciation (depreciation)	(33,592,482)	(119,748,412)

Net realized gain (loss) and change in unrealized appreciation (depreciation)	(47,557,394)	(178,309,028)

Net increase (decrease) in net assets resulting from operations	$(43,418,698)	$(172,667,639)

(a) Net of withholding tax of:	$—	$217,283

*	Fund commenced operations on December 20, 2007.

The accompanying notes are an integral part of the financial statements.

	MassMutual Premier Core Value Equity Fund*	MassMutual Premier Enhanced Index Value Fund

Investment income (Note 2):
Dividends(a)	$274,418	$14,113,031
Interest	10,898	61,464
Securities lending net income	732	74,806

Total investment income	286,048	14,249,301

Expenses (Note 3):
Investment management fees	57,938	2,336,869
Custody fees	18,364	76,387
Audit and legal fees	33,571	43,765
Proxy fees	995	875
Shareholder reporting fees	22,260	23,226
Trustees’ fees	582	36,713

	133,710	2,517,835
Administration fees:
Class A	274	52,926
Class L	231	298,487
Class Y	116	168,954
Class S	5,633	144,220
Class N	269	1,248
Distribution fees:
Class N	192	847
Service fees:
Class A	228	42,890
Class N	192	846

Total expenses	140,845	3,228,253
Expenses waived (Note 3):
Class A fees waived by advisor	(551)	(220)
Class L fees waived by advisor	(489)	(1,271)
Class Y fees waived by advisor	(466)	(1,456)
Class S fees waived by advisor	(68,032)	(3,213)
Class N fees waived by advisor	(464)	(5)
Class A administrative fees waived	—	—
Class L administrative fees waived	—	—
Class Y administrative fees waived	—	—
Class S administrative fees waived	—	—
Class N administrative fees waived	—	—

Net expenses	70,843	3,222,088

Net investment income (loss)	215,205	11,027,213

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	(1,848,953)	(83,062,792)
Futures contracts	—	—
Written options	—	—
Swap contracts	—	—
Foreign currency transactions	(702)	—

Net realized gain (loss)	(1,849,655)	(83,062,792)

Net change in unrealized appreciation (depreciation) on:
Investment transactions	(3,647,278)	(116,389,870)
Futures contracts	—	—
Written options	—	—
Swap contracts	—	—
Translation of assets and liabilities in foreign currencies	—	—

Net change in unrealized appreciation (depreciation)	(3,647,278)	(116,389,870)

Net realized gain (loss) and change in unrealized appreciation (depreciation)	(5,496,933)	(199,452,662)

Net increase (decrease) in net assets resulting from operations	$(5,281,728)	$(188,425,449)

(a) Net of withholding tax of:	$8,808	$1,134

*	Fund commenced operations on December 20, 2007.

	MassMutual Premier Enhanced Index Core Equity Fund	MassMutual Premier Main Street Fund

Investment income (Note 2):
Dividends(a)	$841,220	$5,397,926
Interest	4,143	20,773
Securities lending net income	4,434	47,337

Total investment income	849,797	5,466,036

Expenses (Note 3):
Investment management fees	190,092	1,824,451
Custody fees	27,905	99,618
Audit and legal fees	36,037	40,444
Proxy fees	875	937
Shareholder reporting fees	3,044	16,425
Trustees’ fees	3,128	19,517

	261,081	2,001,392
Administration fees:
Class A	17,449	50,106
Class L	4,551	231,321
Class Y	33,314	149
Class S	387	208,520
Class N	1,672	882
Distribution fees:
Class N	1,321	612
Service fees:
Class A	16,381	40,408
Class N	1,321	612

Total expenses	337,477	2,534,002
Expenses waived (Note 3):
Class A fees waived by advisor	(7,407)	(18,296)
Class L fees waived by advisor	(1,932)	(84,359)
Class Y fees waived by advisor	(32,368)	(105)
Class S fees waived by advisor	(951)	(214,248)
Class N fees waived by advisor	(544)	(276)
Class A administrative fees waived	—	—
Class L administrative fees waived	—	—
Class Y administrative fees waived	—	—
Class S administrative fees waived	—	—
Class N administrative fees waived	—	—

Net expenses	294,275	2,216,718

Net investment income (loss)	555,522	3,249,318

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	(6,284,355)	(28,699,030)
Futures contracts	—	—
Written options	—	—
Swap contracts	—	—
Foreign currency transactions	—	(5)

Net realized gain (loss)	(6,284,355)	(28,699,035)

Net change in unrealized appreciation (depreciation) on:
Investment transactions	(9,202,893)	(102,758,596)
Futures contracts	—	—
Written options	—	—
Swap contracts	—	—
Translation of assets and liabilities in foreign currencies	—	—

Net change in unrealized appreciation (depreciation)	(9,202,893)	(102,758,596)

Net realized gain (loss) and change in unrealized appreciation (depreciation)	(15,487,248)	(131,457,631)

Net increase (decrease) in net assets resulting from operations	$(14,931,726)	$(128,208,313)

(a) Net of withholding tax of:	$—	$345

*	Fund commenced operations on December 20, 2007.

	MassMutual Premier Capital Appreciation Fund	MassMutual Premier Core Growth Fund

Investment income (Note 2):
Dividends(a)	$9,083,795	$262,472
Interest	238,215	9,181
Securities lending net income	266,642	9,682

Total investment income	9,588,652	281,335

Expenses (Note 3):
Investment management fees	6,886,211	160,135
Custody fees	171,195	45,943
Audit and legal fees	54,832	34,855
Proxy fees	912	937
Shareholder reporting fees	56,486	2,771
Trustees’ fees	70,405	2,687

	7,240,041	247,328
Administration fees:
Class A	874,922	3,287
Class L	244,903	69,335
Class Y	57,332	239
Class S	646,580	13,426
Class N	4,691	477
Distribution fees:
Class N	3,351	294
Service fees:
Class A	729,102	2,301
Class N	3,351	293

Total expenses	9,804,273	336,980
Expenses waived (Note 3):
Class A fees waived by advisor	(418,003)	(2,266)
Class L fees waived by advisor	(10,920)	(48,314)
Class Y fees waived by advisor	(4,860)	(281)
Class S fees waived by advisor	(475,057)	(23,557)
Class N fees waived by advisor	(992)	(286)
Class A administrative fees waived	—	—
Class L administrative fees waived	—	—
Class Y administrative fees waived	—	—
Class S administrative fees waived	—	—
Class N administrative fees waived	—	—

Net expenses	8,894,441	262,276

Net investment income (loss)	694,211	19,059

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	(43,173,254)	3,263,314
Futures contracts	—	—
Written options	—	—
Swap contracts	—	—
Foreign currency transactions	(170,443)	(48,802)

Net realized gain (loss)	(43,343,697)	3,214,512

Net change in unrealized appreciation (depreciation) on:
Investment transactions	(471,022,671)	(18,278,850)
Futures contracts	—	—
Written options	—	—
Swap contracts	—	—
Translation of assets and liabilities in foreign currencies	(32,239)	(917)

Net change in unrealized appreciation (depreciation)	(471,054,910)	(18,279,767)

Net realized gain (loss) and change in unrealized appreciation (depreciation)	(514,398,607)	(15,065,255)

Net increase (decrease) in net assets resulting from operations	$(513,704,396)	$(15,046,196)

(a) Net of withholding tax of:	$262,756	$5,605

*	Fund commenced operations on December 20, 2007.

MassMutual Premier Funds – Financial Statements (Continued)

Statements of Operations
For the Year Ended October 31, 2008

	MassMutual Premier Enhanced Index Growth Fund	MassMutual Premier Discovery Value Fund

Investment income (Note 2):
Dividends(a)	$3,530,339	$697,774
Dividends from affiliated issuers	—	—
Interest	18,337	60,903
Securities lending net income	23,289	20,823

Total investment income	3,571,965	779,500

Expenses (Note 3):
Investment management fees	1,309,228	483,611
Custody fees	96,344	26,153
Audit and legal fees	38,142	34,818
Proxy fees	875	937
Shareholder reporting fees	13,903	3,644
Trustees’ fees	18,352	3,751

	1,476,844	552,914
Administration fees:
Class A	8,987	61,017
Class L	177,485	9,926
Class Y	42,017	12,344
Class S	15,769	13,811
Class N	313	4,282
Distribution fees:
Class N	296	2,379
Service fees:
Class A	10,479	50,848
Class N	296	2,379

Total expenses	1,732,486	709,900
Expenses waived (Note 3):
Class A fees waived by advisor	(152)	(13,155)
Class L fees waived by advisor	(2,486)	(2,143)
Class Y fees waived by advisor	(779)	(5,318)
Class S fees waived by advisor	(1,025)	(9,559)
Class N fees waived by advisor	(4)	(1,567)

Net expenses	1,728,040	678,158

Net investment income (loss)	1,843,925	101,342

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	(32,172,856)	(12,451,403)
Futures contracts	—	—
Foreign currency transactions	(8)	(9,384)

Net realized gain (loss)	(32,172,864)	(12,460,787)

Net change in unrealized appreciation (depreciation) on:
Investment transactions	(74,779,901)	(22,603,105)
Translation of assets and liabilities in foreign currencies	—	63

Net change in unrealized appreciation (depreciation)	(74,779,901)	(22,603,042)

Net realized gain (loss) and change in unrealized appreciation (depreciation)	(106,952,765)	(35,063,829)

Net increase (decrease) in net assets resulting from operations	$(105,108,840)	$(34,962,487)

(a) Net of withholding tax of:	$68	$1,669

The accompanying notes are an integral part of the financial statements.

	MassMutual Premier Small Capitalization Value Fund	MassMutual Premier Main Street Small Cap Fund

Investment income (Note 2):
Dividends(a)	$640,896	$1,364,192
Dividends from affiliated issuers	—	—
Interest	26,624	16,561
Securities lending net income	105,390	98,448

Total investment income	772,910	1,479,201

Expenses (Note 3):
Investment management fees	377,158	720,957
Custody fees	27,322	210,358
Audit and legal fees	35,130	36,212
Proxy fees	936	937
Shareholder reporting fees	4,336	6,044
Trustees’ fees	4,624	8,067

	449,506	982,575
Administration fees:
Class A	8,496	13,602
Class L	48	145,871
Class Y	3,359	9
Class S	56,163	35,555
Class N	1,074	101
Distribution fees:
Class N	735	72
Service fees:
Class A	6,743	11,335
Class N	735	72

Total expenses	526,859	1,189,192
Expenses waived (Note 3):
Class A fees waived by advisor	(647)	(9,069)
Class L fees waived by advisor	—	(97,473)
Class Y fees waived by advisor	(425)	(9)
Class S fees waived by advisor	(14,619)	(107,021)
Class N fees waived by advisor	(30)	(43)

Net expenses	511,138	975,577

Net investment income (loss)	261,772	503,624

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	(13,487,514)	(15,406,200)
Futures contracts	(19,764)	—
Foreign currency transactions	—	(4,262)

Net realized gain (loss)	(13,507,278)	(15,410,462)

Net change in unrealized appreciation (depreciation) on:
Investment transactions	(13,046,145)	(39,370,760)
Translation of assets and liabilities in foreign currencies	—	(4)

Net change in unrealized appreciation (depreciation)	(13,046,145)	(39,370,764)

Net realized gain (loss) and change in unrealized appreciation (depreciation)	(26,553,423)	(54,781,226)

Net increase (decrease) in net assets resulting from operations	$(26,291,651)	$(54,277,602)

(a) Net of withholding tax of:	$—	$2,136

	MassMutual Premier Small Company Opportunities Fund	MassMutual Premier Global Fund

Investment income (Note 2):
Dividends(a)	$3,240,755	$13,727,707
Dividends from affiliated issuers	—	33,205
Interest	17,609	63,302
Securities lending net income	264,359	334,800

Total investment income	3,522,723	14,159,014

Expenses (Note 3):
Investment management fees	1,680,077	4,765,019
Custody fees	277,111	322,141
Audit and legal fees	36,888	43,721
Proxy fees	937	912
Shareholder reporting fees	18,051	34,005
Trustees’ fees	19,956	42,843

	2,033,020	5,208,641
Administration fees:
Class A	344,935	152,156
Class L	18,599	825,538
Class Y	4,665	14,118
Class S	160,087	569,815
Class N	289	3,112
Distribution fees:
Class N	182	1,897
Service fees:
Class A	290,252	105,664
Class N	182	1,897

Total expenses	2,852,211	6,882,838
Expenses waived (Note 3):
Class A fees waived by advisor	(126,723)	(22,995)
Class L fees waived by advisor	(6,878)	(216,648)
Class Y fees waived by advisor	(2,392)	(3,665)
Class S fees waived by advisor	(179,503)	(520,702)
Class N fees waived by advisor	(80)	(2,007)

Net expenses	2,536,635	6,116,821

Net investment income (loss)	986,088	8,042,193

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	(31,362,914)	14,366,211
Futures contracts	—	—
Foreign currency transactions	(7,024)	(333,647)

Net realized gain (loss)	(31,369,938)	14,032,564

Net change in unrealized appreciation (depreciation) on:
Investment transactions	(96,445,228)	(323,882,551)
Translation of assets and liabilities in foreign currencies	12	(15,757)

Net change in unrealized appreciation (depreciation)	(96,445,216)	(323,898,308)

Net realized gain (loss) and change in unrealized appreciation (depreciation)	(127,815,154)	(309,865,744)

Net increase (decrease) in net assets resulting from operations	$(126,829,066)	$(301,823,551)

(a) Net of withholding tax of:	$8,261	$1,115,333

	MassMutual Premier International Equity Fund	MassMutual Premier Focused International Fund

Investment income (Note 2):
Dividends(a)	$22,297,857	$2,761,832
Dividends from affiliated issuers	372,585	—
Interest	546,558	66,712
Securities lending net income	319,056	18,697

Total investment income	23,536,056	2,847,241

Expenses (Note 3):
Investment management fees	8,488,734	855,896
Custody fees	683,254	106,854
Audit and legal fees	54,507	36,937
Proxy fees	937	1,375
Shareholder reporting fees	55,672	5,997
Trustees’ fees	69,885	6,709

	9,352,989	1,013,768
Administration fees:
Class A	235,226	125,276
Class L	273,814	51,432
Class Y	76,748	2,645
Class S	1,104,684	16,793
Class N	912	3,817
Distribution fees:
Class N	618	2,120
Service fees:
Class A	184,231	104,397
Class N	618	2,120

Total expenses	11,229,840	1,322,368
Expenses waived (Note 3):
Class A fees waived by advisor	(2,516)	(15,036)
Class L fees waived by advisor	(2,302)	(6,173)
Class Y fees waived by advisor	(1,275)	(635)
Class S fees waived by advisor	(18,434)	—
Class N fees waived by advisor	(9)	(1,154)

Net expenses	11,205,304	1,299,370

Net investment income (loss)	12,330,752	1,547,871

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	73,907,480	(15,595,381)
Futures contracts	—	—
Foreign currency transactions	(1,738,755)	(693,387)

Net realized gain (loss)	72,168,725	(16,288,768)

Net change in unrealized appreciation (depreciation) on:
Investment transactions	(650,266,867)	(44,426,087)
Translation of assets and liabilities in foreign currencies	(109,262)	(14,598)

Net change in unrealized appreciation (depreciation)	(650,376,129)	(44,440,685)

Net realized gain (loss) and change in unrealized appreciation (depreciation)	(579,299,037)	(60,729,453)

Net increase (decrease) in net assets resulting from operations	$(565,876,652)	$(59,181,582)

(a) Net of withholding tax of:	$1,509,064	$162,889

MassMutual Premier Funds – Financial Statements (Continued)

Statements of Changes in Net Assets

	MassMutual Premier Money Market Fund

	Year Ended October 31, 2008	Year Ended October 31, 2007

Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$21,499,846	$36,745,093
Net realized gain (loss) on investment transactions	(1,114,710)	—
Net change in unrealized appreciation (depreciation) on investments	—	—

Net increase (decrease) in net assets resulting from operations	20,385,136	36,745,093

Distributions to shareholders (Note 2):
From net investment income:
Class A	(6,348,471)	(11,383,108)
Class L	(2,497,555)	(4,332,005)
Class Y	(5,231,975)	(8,667,680)
Class S	(7,292,849)	(12,362,300)
Class N	—	—

Total distributions from net investment income	(21,370,850)	(36,745,093)

Tax return of capital:
Class A	(37,993)	—
Class L	(14,947)	—
Class Y	(31,304)	—
Class S	(43,644)	—

Total tax return of capital	(127,888)	—

Net fund share transactions (Note 5):
Class A	10,806,755	93,278,710
Class L	27,940,179	3,592,250
Class Y	18,160,596	102,376,738
Class S	64,761,198	9,528,618
Class N	—	—

Increase (decrease) in net assets from fund share transactions	121,668,728	208,776,316

Total increase (decrease) in net assets	120,555,126	208,776,316
Net assets
Beginning of year	838,677,341	629,901,025

End of year	$959,232,467	$838,677,341

Undistributed (accumulated) net investment income (loss) (distributions in excess of net investment income) included in net assets at end of year	$(20,789)	$(18,231)

The accompanying notes are an integral part of the financial statements.

	MassMutual Premier Short-Duration Bond Fund

	Year Ended October 31, 2008	Year Ended October 31, 2007

Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$17,279,156	$24,057,121
Net realized gain (loss) on investment transactions	4,574,856	2,234,600
Net change in unrealized appreciation (depreciation) on investments	(25,740,760)	2,171,196

Net increase (decrease) in net assets resulting from operations	(3,886,748)	28,462,917

Distributions to shareholders (Note 2):
From net investment income:
Class A	(3,448,727)	(3,051,276)
Class L	(9,316,431)	(6,704,299)
Class Y	(2,669,831)	(3,725,918)
Class S	(9,621,489)	(8,988,755)
Class N	(209,267)	(4,035)

Total distributions from net investment income	(25,265,745)	(22,474,283)

Tax return of capital:
Class A	—	—
Class L	—	—
Class Y	—	—
Class S	—	—

Total tax return of capital	—	—

Net fund share transactions (Note 5):
Class A	3,592,918	(9,423,325)
Class L	(40,424,329)	(2,508,472)
Class Y	(17,703,214)	(26,049,559)
Class S	(32,042,398)	9,545,999
Class N	(294,209)	3,808,028

Increase (decrease) in net assets from fund share transactions	(86,871,232)	(24,627,329)

Total increase (decrease) in net assets	(116,023,725)	(18,638,695)
Net assets
Beginning of year	494,086,085	512,724,780

End of year	$378,062,360	$494,086,085

Undistributed (accumulated) net investment income (loss) (distributions in excess of net investment income) included in net assets at end of year	$14,604,019	$20,095,502

	MassMutual Premier Inflation-Protected Bond Fund

	Year Ended October 31, 2008	Year Ended October 31, 2007

Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$18,486,662	$11,568,078
Net realized gain (loss) on investment transactions	(235,124)	(1,599,353)
Net change in unrealized appreciation (depreciation) on investments	(27,376,461)	11,012,900

Net increase (decrease) in net assets resulting from operations	(9,124,923)	20,981,625

Distributions to shareholders (Note 2):
From net investment income:
Class A	(1,574,693)	(708,453)
Class L	(3,085,856)	(179,760)
Class Y	(3,997,854)	(3,046,491)
Class S	(8,492,070)	(7,725,749)
Class N	(11,242)	(6,661)

Total distributions from net investment income	(17,161,715)	(11,667,114)

Tax return of capital:
Class A	—	—
Class L	—	—
Class Y	—	—
Class S	—	—

Total tax return of capital	—	—

Net fund share transactions (Note 5):
Class A	8,265,407	8,500,786
Class L	(22,938,624)	54,215,931
Class Y	8,152,150	(15,141,770)
Class S	(73,967,457)	(4,772,632)
Class N	(29,737)	17,395

Increase (decrease) in net assets from fund share transactions	(80,518,261)	42,819,710

Total increase (decrease) in net assets	(106,804,899)	52,134,221
Net assets
Beginning of year	361,084,642	308,950,421

End of year	$254,279,743	$361,084,642

Undistributed (accumulated) net investment income (loss) (distributions in excess of net investment income) included in net assets at end of year	$18,488,881	$14,069,399

	MassMutual Premier Core Bond Fund

	Year Ended October 31, 2008	Year Ended October 31, 2007

Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$63,066,252	$74,550,376
Net realized gain (loss) on investment transactions	30,317,550	5,739,146
Net change in unrealized appreciation (depreciation) on investments	(136,555,580)	4,977,134

Net increase (decrease) in net assets resulting from operations	(43,171,778)	85,266,656

Distributions to shareholders (Note 2):
From net investment income:
Class A	(9,697,349)	(8,523,667)
Class L	(19,529,318)	(17,465,981)
Class Y	(11,140,856)	(10,079,342)
Class S	(38,109,538)	(38,756,521)
Class N	(218,817)	(10,837)

Total distributions from net investment income	(78,695,878)	(74,836,348)

Tax return of capital:
Class A	—	—
Class L	—	—
Class Y	—	—
Class S	—	—

Total tax return of capital	—	—

Net fund share transactions (Note 5):
Class A	(2,300,927)	(35,141,057)
Class L	(92,366,617)	(58,529,775)
Class Y	(24,687,106)	(12,022,194)
Class S	(89,311,247)	(87,110,479)
Class N	(3,749,536)	3,758,583

Increase (decrease) in net assets from fund share transactions	(212,415,433)	(189,044,922)

Total increase (decrease) in net assets	(334,283,089)	(178,614,614)
Net assets
Beginning of year	1,537,640,126	1,716,254,740

End of year	$1,203,357,037	$1,537,640,126

Undistributed (accumulated) net investment income (loss) (distributions in excess of net investment income) included in net assets at end of year	$51,562,164	$60,538,516

MassMutual Premier Funds – Financial Statements (Continued)

Statements of Changes in Net Assets

	MassMutual Premier Diversified Bond Fund

	Year Ended October 31, 2008	Year Ended October 31, 2007

Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$19,286,328	$21,948,383
Net realized gain (loss) on investment transactions	2,160,651	3,764,074
Net change in unrealized appreciation (depreciation) on investments	(42,816,184)	810,650

Net increase (decrease) in net assets resulting from operations	(21,369,205)	26,523,107

Distributions to shareholders (Note 2):
From net investment income:
Class A	(2,328,409)	(1,455,684)
Class L	(9,878,244)	(9,426,596)
Class Y	(1,664,343)	(503,437)
Class S	(9,510,011)	(8,599,964)
Class N	(80,439)	(48,546)

Total distributions from net investment income	(23,461,446)	(20,034,227)

From net realized gains:
Class A	(175,653)	—
Class L	(722,306)	—
Class Y	(121,250)	—
Class S	(696,120)	—
Class N	(6,392)	—

Total distributions from net realized gains	(1,721,721)	—

Net fund share transactions (Note 5):
Class A	(2,830,056)	9,588,504
Class L	(44,079,876)	(46,665,692)
Class Y	(21,714,279)	38,748,917
Class S	(46,309,111)	471,530
Class N	78,547	344,985

Increase (decrease) in net assets from fund share transactions	(114,854,775)	2,488,244

Total increase (decrease) in net assets	(161,407,147)	8,977,124
Net assets
Beginning of year	502,713,854	493,736,730

End of year	$341,306,707	$502,713,854

Undistributed (accumulated) net investment income (loss) (distributions in excess of net investment income) included in net assets at end of year	$16,062,090	$17,875,588

*	Fund commenced operations on December 20, 2007.

The accompanying notes are an integral part of the financial statements.

	MassMutual Premier Strategic Income Fund

	Year Ended October 31, 2008	Year Ended October 31, 2007

Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$22,271,190	$16,080,776
Net realized gain (loss) on investment transactions	1,535,460	10,818,542
Net change in unrealized appreciation (depreciation) on investments	(96,497,025)	8,578,823

Net increase (decrease) in net assets resulting from operations	(72,690,375)	35,478,141

Distributions to shareholders (Note 2):
From net investment income:
Class A	(1,857,130)	(612,005)
Class L	(15,799,517)	(7,564,286)
Class Y	(1,028,070)	(219,339)
Class S	(3,030,424)	(1,342,240)
Class N	(28,177)	(16,922)

Total distributions from net investment income	(21,743,318)	(9,754,792)

From net realized gains:
Class A	(304,854)	—
Class L	(2,674,472)	—
Class Y	(168,087)	—
Class S	(497,678)	—
Class N	(5,282)	—

Total distributions from net realized gains	(3,650,373)	—

Net fund share transactions (Note 5):
Class A	8,635,767	16,412,712
Class L	211,620	70,588,396
Class Y	3,155,348	5,550,304
Class S	(26,905,900)	61,700,246
Class N	348,672	71,954

Increase (decrease) in net assets from fund share transactions	(14,554,493)	154,323,612

Total increase (decrease) in net assets	(112,638,559)	180,046,961
Net assets
Beginning of year	414,152,440	234,105,479

End of year	$301,513,881	$414,152,440

Undistributed (accumulated) net investment income (loss) (distributions in excess of net investment income) included in net assets at end of year	$22,785,372	$20,571,863

	MassMutual Premier High Yield Fund		MassMutual Premier International Bond Fund

	Year Ended October 31, 2008	Year Ended October 31, 2007	Period Ended October 31, 2008*

Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$14,539,620	$13,648,237	$950,419
Net realized gain (loss) on investment transactions	(19,931,458)	482,333	626,394
Net change in unrealized appreciation (depreciation) on investments	(35,805,141)	(3,472,979)	(3,414,311)

Net increase (decrease) in net assets resulting from operations	(41,196,979)	10,657,591	(1,837,498)

Distributions to shareholders (Note 2):
From net investment income:
Class A	(2,352,442)	(1,040,979)	—
Class L	(367,134)	(185,977)	—
Class Y	(7,686,805)	(5,559,583)	—
Class S	(3,978,386)	(2,045,928)	—
Class N	(150,573)	(119,200)	—

Total distributions from net investment income	(14,535,340)	(8,951,667)	—

From net realized gains:
Class A	(84,445)	(30,249)	—
Class L	(13,070)	(5,223)	—
Class Y	(265,308)	(154,860)	—
Class S	(136,380)	(56,711)	—
Class N	(5,664)	(3,488)	—

Total distributions from net realized gains	(504,867)	(250,531)	—

Net fund share transactions (Note 5):
Class A	737,872	16,035,434	210,913
Class L	(849,865)	2,571,783	100,100
Class Y	1,321,667	25,588,355	100,100
Class S	7,783,423	20,042,987	25,730,898
Class N	(1,026,718)	(22,254)	100,100

Increase (decrease) in net assets from fund share transactions	7,966,379	64,216,305	26,242,111

Total increase (decrease) in net assets	(48,270,807)	65,671,698	24,404,613
Net assets
Beginning of year	198,360,433	132,688,735	—

End of year	$150,089,626	$198,360,433	$24,404,613

Undistributed (accumulated) net investment income (loss) (distributions in excess of net investment income) included in net assets at end of year	$11,693,938	$11,837,262	$1,613,074

MassMutual Premier Funds – Financial Statements (Continued)

Statements of Changes in Net Assets

	MassMutual Premier Balanced Fund

	Year Ended October 31, 2008	Year Ended October 31, 2007

Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$4,138,696	$5,774,316
Net realized gain (loss) on investment transactions	(13,964,912)	17,037,772
Net change in unrealized appreciation (depreciation) on investments	(33,592,482)	(2,191,557)

Net increase (decrease) in net assets resulting from operations	(43,418,698)	20,656,531

Distributions to shareholders (Note 2):
From net investment income:
Class A	(251,708)	(217,281)
Class L	(60,257)	(52,167)
Class Y	(66,170)	(53,948)
Class S	(4,929,830)	(5,362,244)
Class N	(2,887)	(2,602)

Total distributions from net investment income	(5,310,852)	(5,688,242)

From net realized gains:
Class A	(166,629)	—
Class L	(36,398)	—
Class Y	(37,589)	—
Class S	(2,678,133)	—
Class N	(2,252)	—

Total distributions from net realized gains	(2,921,001)	—

Tax return of capital:
Class A	—	—
Class L	—	—
Class Y	—	—
Class S	—	—
Class N	—	—

Total tax return of capital	—	—

Net fund share transactions (Note 5):
Class A	(350,264)	1,449,026
Class L	64,462	55,783
Class Y	54,862	304,283
Class S	(22,647,047)	(40,392,361)
Class N	4	(162)

Increase (decrease) in net assets from fund share transactions	(22,877,983)	(38,583,431)

Total increase (decrease) in net assets	(74,528,534)	(23,615,142)
Net assets
Beginning of year	197,475,756	221,090,898

End of year	$122,947,222	$197,475,756

Undistributed (accumulated) net investment income (loss) (distributions in excess of net investment income) included in net assets at end of year	$3,406,217	$4,563,595

*	Fund commenced operations on December 20, 2007.

The accompanying notes are an integral part of the financial statements.

	MassMutual Premier Value Fund		MassMutual Premier Core Value Equity Fund

	Year Ended October 31, 2008	Year Ended October 31, 2007	Period Ended October 31, 2008*

Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$5,641,389	$5,840,171	$215,205
Net realized gain (loss) on investment transactions	(58,560,616)	65,759,019	(1,849,655)
Net change in unrealized appreciation (depreciation) on investments	(119,748,412)	10,504,807	(3,647,278)

Net increase (decrease) in net assets resulting from operations	(172,667,639)	82,103,997	(5,281,728)

Distributions to shareholders (Note 2):
From net investment income:
Class A	(239,891)	(979,225)	—
Class L	(846,482)	(3,331,661)	—
Class Y	(53,746)	(165,922)	—
Class S	(5,110,480)	(16,764,960)	—
Class N	—	(33,491)	—

Total distributions from net investment income	(6,250,599)	(21,275,259)	—

From net realized gains:
Class A	(2,902,661)	(404,119)	—
Class L	(7,864,364)	(1,314,243)	—
Class Y	(446,063)	(62,926)	—
Class S	(39,867,893)	(6,243,220)	—
Class N	(14,033)	(13,632)	—

Total distributions from net realized gains	(51,095,014)	(8,038,140)	—

Tax return of capital:
Class A	—	—	—
Class L	—	—	—
Class Y	—	—	—
Class S	—	—	—
Class N	—	—	—

Total tax return of capital	—	—	—

Net fund share transactions (Note 5):
Class A	(632,871)	875,719	306,707
Class L	(11,214,104)	(6,790,628)	100,000
Class Y	(599,875)	572,009	100,000
Class S	(32,072,532)	(23,843,074)	14,600,000
Class N	56,088	(668,045)	100,000

Increase (decrease) in net assets from fund share transactions	(44,463,294)	(29,854,019)	15,206,707

Total increase (decrease) in net assets	(274,476,546)	22,936,579	9,924,979
Net assets
Beginning of year	499,837,876	476,901,297	—

End of year	$225,361,330	$499,837,876	$9,924,979

Undistributed (accumulated) net investment income (loss) (distributions in excess of net investment income) included in net assets at end of year	$4,300,505	$(33,450)	$214,083

	MassMutual Premier Enhanced Index Value Fund

	Year Ended October 31, 2008	Year Ended October 31, 2007

Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$11,027,213	$6,351,338
Net realized gain (loss) on investment transactions	(83,062,792)	14,357,694
Net change in unrealized appreciation (depreciation) on investments	(116,389,870)	4,800,428

Net increase (decrease) in net assets resulting from operations	(188,425,449)	25,509,460

Distributions to shareholders (Note 2):
From net investment income:
Class A	(65,468)	(156,059)
Class L	(487,734)	(1,142,172)
Class Y	(589,661)	(2,454,464)
Class S	(1,387,309)	(1,855,257)
Class N	(1,073)	(2,342)

Total distributions from net investment income	(2,531,245)	(5,610,294)

From net realized gains:
Class A	—	(871,199)
Class L	—	(5,383,757)
Class Y	—	(10,802,259)
Class S	—	(7,634,259)
Class N	—	(19,507)

Total distributions from net realized gains	—	(24,710,981)

Tax return of capital:
Class A	—	(31,461)
Class L	—	(230,254)
Class Y	—	(494,803)
Class S	—	(374,007)
Class N	—	(472)

Total tax return of capital	—	(1,130,997)

Net fund share transactions (Note 5):
Class A	578,972	14,484,995
Class L	(14,162,736)	106,603,104
Class Y	(44,529,062)	52,951,123
Class S	(20,963,419)	284,323,201
Class N	(113,618)	333,425

Increase (decrease) in net assets from fund share transactions	(79,189,863)	458,695,848

Total increase (decrease) in net assets	(270,146,557)	452,753,036
Net assets
Beginning of year	583,094,492	130,341,456

End of year	$312,947,935	$583,094,492

Undistributed (accumulated) net investment income (loss) (distributions in excess of net investment income) included in net assets at end of year	$8,363,215	$9,533

MassMutual Premier Funds – Financial Statements (Continued)

Statements of Changes in Net Assets

	MassMutual Premier Enhanced Index Core Equity Fund

	Year Ended October 31, 2008	Year Ended October 31, 2007

Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$555,522	$662,186
Net realized gain (loss) on investment transactions	(6,284,355)	4,634,718
Net change in unrealized appreciation (depreciation) on investments	(9,202,893)	1,227,171

Net increase (decrease) in net assets resulting from operations	(14,931,726)	6,524,075

Distributions to shareholders (Note 2):
From net investment income:
Class A	(70,985)	(25,973)
Class L	(21,132)	(6,928)
Class Y	(615,021)	(448,038)
Class S	(9,212)	(2,320)
Class N	(5,265)	(474)

Total distributions from net investment income	(721,615)	(483,733)

From net realized gains:
Class A	—	—
Class L	—	—
Class Y	—	—
Class S	—	—
Class N	—	—

Total distributions from net realized gains	—	—

Tax return of capital:
Class S	—	—

Total tax return of capital	—	—

Net fund share transactions (Note 5):
Class A	295,442	3,855,050
Class L	20,575	1,089,321
Class Y	(35,581,213)	12,002,168
Class S	272,063	152,885
Class N	114,329	460,679

Increase (decrease) in net assets from fund share transactions	(34,878,804)	17,560,103

Total increase (decrease) in net assets	(50,532,145)	23,600,445
Net assets
Beginning of year	67,258,745	43,658,300

End of year	$16,726,600	$67,258,745

Undistributed (accumulated) net investment income (loss) (distributions in excess of net investment income) included in net assets at end of year	$357,564	$529,699

The accompanying notes are an integral part of the financial statements.

	MassMutual Premier Main Street Fund		MassMutual Premier Capital Appreciation Fund

	Year Ended October 31, 2008	Year Ended October 31, 2007	Year Ended October 31, 2008	Year Ended October 31, 2007

Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$3,249,318	$4,220,265	$694,211	$338,768
Net realized gain (loss) on investment transactions	(28,699,035)	46,094,205	(43,343,697)	44,893,193
Net change in unrealized appreciation (depreciation) on investments	(102,758,596)	(384,392)	(471,054,910)	171,271,527

Net increase (decrease) in net assets resulting from operations	(128,208,313)	49,930,078	(513,704,396)	216,503,488

Distributions to shareholders (Note 2):
From net investment income:
Class A	(172,118)	(111,470)	—	—
Class L	(966,384)	(879,584)	—	—
Class Y	—	(76,162)	—	—
Class S	(3,013,869)	(2,858,157)	(647,901)	—
Class N	(450)	(384)	—	—

Total distributions from net investment income	(4,152,821)	(3,925,757)	(647,901)	—

From net realized gains:
Class A	(2,606,549)	(699,997)	(7,349,865)	—
Class L	(12,158,184)	(4,850,366)	(2,033,656)	—
Class Y	(16,154)	(310,168)	(1,115,179)	—
Class S	(30,818,725)	(11,544,173)	(16,183,017)	—
Class N	(16,154)	(5,635)	(31,934)	—

Total distributions from net realized gains	(45,615,766)	(17,410,339)	(26,713,651)	—

Tax return of capital:
Class S	—	—	(212,686)	—

Total tax return of capital	—	—	(212,686)	—

Net fund share transactions (Note 5):
Class A	1,458,536	5,395,511	(31,244,155)	(20,537,986)
Class L	(3,828,374)	(16,663,450)	18,390,567	41,137,584
Class Y	17	51,929	(16,860,058)	1,475,745
Class S	(5,864,182)	(20,869,120)	31,221,603	43,051,291
Class N	273,384	6	(23,085)	337,031

Increase (decrease) in net assets from fund share transactions	(7,960,619)	(32,085,124)	1,484,872	65,463,665

Total increase (decrease) in net assets	(185,937,519)	(3,491,142)	(539,793,762)	281,967,153
Net assets
Beginning of year	364,319,040	367,810,182	1,213,516,537	931,549,384

End of year	$178,381,521	$364,319,040	$673,722,775	$1,213,516,537

Undistributed (accumulated) net investment income (loss) (distributions in excess of net investment income) included in net assets at end of year	$2,363,170	$3,266,915	$(7,654)	$116,479

	MassMutual Premier Core Growth Fund

	Year Ended October 31, 2008	Year Ended October 31, 2007

Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$19,059	$(86,541)
Net realized gain (loss) on investment transactions	3,214,512	6,255,304
Net change in unrealized appreciation (depreciation) on investments	(18,279,767)	10,371,829

Net increase (decrease) in net assets resulting from operations	(15,046,196)	16,540,592

Distributions to shareholders (Note 2):
From net investment income:
Class A	—	—
Class L	—	—
Class Y	—	—
Class S	—	—
Class N	—	—

Total distributions from net investment income	—	—

From net realized gains:
Class A	—	—
Class L	—	—
Class Y	—	—
Class S	—	—
Class N	—	—

Total distributions from net realized gains	—	—

Tax return of capital:
Class S	—	—

Total tax return of capital	—	—

Net fund share transactions (Note 5):
Class A	(126,661)	642,381
Class L	(4,685,700)	20,925,527
Class Y	—	—
Class S	(53,909,363)	(27,598,543)
Class N	1,659	1,903

Increase (decrease) in net assets from fund share transactions	(58,720,065)	(6,028,732)

Total increase (decrease) in net assets	(73,766,261)	10,511,860
Net assets
Beginning of year	86,681,834	76,169,974

End of year	$12,915,573	$86,681,834

Undistributed (accumulated) net investment income (loss) (distributions in excess of net investment income) included in net assets at end of year	$(212)	$—

MassMutual Premier Funds – Financial Statements (Continued)

Statements of Changes in Net Assets

	MassMutual Premier Enhanced Index Growth Fund

	Year Ended October 31, 2008	Year Ended October 31, 2007

Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$1,843,925	$1,150,652
Net realized gain (loss) on investment transactions	(32,172,864)	12,285,949
Net change in unrealized appreciation (depreciation) on investments	(74,779,901)	23,295,259

Net increase (decrease) in net assets resulting from operations	(105,108,840)	36,731,860

Distributions to shareholders (Note 2):
From net investment income:
Class A	(7,087)	(2,949)
Class L	(363,990)	(29,926)
Class Y	(321,323)	(234,096)
Class S	(863,197)	(55,533)
Class N	—	—

Total distributions from net investment income	(1,555,597)	(322,504)

From net realized gains:
Class A	(142,094)	—
Class L	(3,101,126)	—
Class Y	(2,264,213)	—
Class S	(5,269,074)	—
Class N	(4,215)	—

Total distributions from net realized gains	(10,780,722)	—

Net fund share transactions (Note 5):
Class A	515,726	2,371,601
Class L	(1,905,428)	74,879,168
Class Y	(29,271,129)	35,199,319
Class S	(24,146,426)	126,167,769
Class N	4	—

Increase (decrease) in net assets from fund share transactions	(54,807,253)	238,617,857

Total increase (decrease) in net assets	(172,252,412)	275,027,213
Net assets
Beginning of year	337,794,142	62,766,929

End of year	$165,541,730	$337,794,142

Undistributed (accumulated) net investment income (loss) (distributions in excess of net investment income) included in net assets at end of year	$1,260,770	$998,115

The accompanying notes are an integral part of the financial statements.

	MassMutual Premier Discovery Value Fund

	Year Ended October 31, 2008	Year Ended October 31, 2007

Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$101,342	$21,297
Net realized gain (loss) on investment transactions	(12,460,787)	2,417,432
Net change in unrealized appreciation (depreciation) on investments	(22,603,042)	2,399,102

Net increase (decrease) in net assets resulting from operations	(34,962,487)	4,837,831

Distributions to shareholders (Note 2):
From net investment income:
Class A	—	(1,121)
Class L	(893)	(783)
Class Y	(8,322)	(948)
Class S	(29,043)	(108,327)
Class N	—	(178)

Total distributions from net investment income	(38,258)	(111,357)

From net realized gains:
Class A	(937,792)	(15,222)
Class L	(57,845)	(9,350)
Class Y	(442,198)	(9,350)
Class S	(1,125,175)	(982,413)
Class N	(38,638)	(9,350)

Total distributions from net realized gains	(2,601,648)	(1,025,685)

Net fund share transactions (Note 5):
Class A	9,188,618	17,231,689
Class L	4,173,464	1,180,211
Class Y	(414,170)	9,915,442
Class S	3,701,770	11,918,668
Class N	317,162	711,590

Increase (decrease) in net assets from fund share transactions	16,966,844	40,957,600

Total increase (decrease) in net assets	(20,635,549)	44,658,389
Net assets
Beginning of year	57,068,889	12,410,500

End of year	$36,433,340	$57,068,889

Undistributed (accumulated) net investment income (loss) (distributions in excess of net investment income) included in net assets at end of year	$44,872	$860

	MassMutual Premier Small Capitalization Value Fund

	Year Ended October 31, 2008	Year Ended October 31, 2007

Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$261,772	$87,256
Net realized gain (loss) on investment transactions	(13,507,278)	23,289,410
Net change in unrealized appreciation (depreciation) on investments	(13,046,145)	(18,740,961)

Net increase (decrease) in net assets resulting from operations	(26,291,651)	4,635,705

Distributions to shareholders (Note 2):
From net investment income:
Class A	—	—
Class L	—	—
Class Y	—	—
Class S	(110,799)	—
Class N	—	—

Total distributions from net investment income	(110,799)	—

From net realized gains:
Class A	(889,985)	(333,421)
Class L	(252)	(20,368)
Class Y	(450,843)	(169,577)
Class S	(22,185,044)	(9,516,653)
Class N	(67,499)	(137,040)

Total distributions from net realized gains	(23,593,623)	(10,177,059)

Net fund share transactions (Note 5):
Class A	495,335	(42,536)
Class L	106,923	(238,586)
Class Y	(4,865,805)	6,335,411
Class S	(29,909,071)	(17,983,747)
Class N	(1,173,893)	99,871

Increase (decrease) in net assets from fund share transactions	(35,346,511)	(11,829,587)

Total increase (decrease) in net assets	(85,342,584)	(17,370,941)
Net assets
Beginning of year	104,175,712	121,546,653

End of year	$18,833,128	$104,175,712

Undistributed (accumulated) net investment income (loss) (distributions in excess of net investment income) included in net assets at end of year	$174,851	$87,256

	MassMutual Premier Main Street Small Cap Fund

	Year Ended October 31, 2008	Year Ended October 31, 2007

Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$503,624	$743,601
Net realized gain (loss) on investment transactions	(15,410,462)	1,963,956
Net change in unrealized appreciation (depreciation) on investments	(39,370,764)	3,717,862

Net increase (decrease) in net assets resulting from operations	(54,277,602)	6,425,419

Distributions to shareholders (Note 2):
From net investment income:
Class A	(20,832)	—
Class L	(262,044)	—
Class Y	(1)	—
Class S	(460,610)	(32,910)
Class N	—	—

Total distributions from net investment income	(743,487)	(32,910)

From net realized gains:
Class A	(76,721)	—
Class L	(940,811)	—
Class Y	(2)	—
Class S	(1,230,659)	(39,511)
Class N	(586)	—

Total distributions from net realized gains	(2,248,779)	(39,511)

Net fund share transactions (Note 5):
Class A	2,985,098	3,213,604
Class L	8,229,047	46,898,343
Class Y	12,729	(107,772)
Class S	13,971,017	55,269,814
Class N	2,941	(75,468)

Increase (decrease) in net assets from fund share transactions	25,200,832	105,198,521

Total increase (decrease) in net assets	(32,069,036)	111,551,519
Net assets
Beginning of year	122,003,784	10,452,265

End of year	$89,934,748	$122,003,784

Undistributed (accumulated) net investment income (loss) (distributions in excess of net investment income) included in net assets at end of year	$228,490	$683,413

MassMutual Premier Funds – Financial Statements (Continued)

Statements of Changes in Net Assets

	MassMutual Premier Small Company Opportunities Fund

	Year Ended October 31, 2008	Year Ended October 31, 2007

Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$986,088	$3,089,936
Net realized gain (loss) on investment transactions	(31,369,938)	67,293,639
Net change in unrealized appreciation (depreciation) on investments	(96,445,216)	(20,463,554)

Net increase (decrease) in net assets resulting from operations	(126,829,066)	49,920,021

Distributions to shareholders (Note 2):
From net investment income:
Class A	(824,879)	—
Class L	(54,438)	—
Class Y	(60,959)	—
Class S	(2,192,376)	—
Class N	(94)	—

Total distributions from net investment income	(3,132,746)	—

From net realized gains:
Class A	(27,079,229)	(68,646,538)
Class L	(1,420,247)	(21,822,478)
Class Y	(1,116,883)	(2,198,973)
Class S	(36,473,567)	(84,089,474)
Class N	(18,109)	(47,414)

Total distributions from net realized gains	(66,108,035)	(176,804,877)

Net fund share transactions (Note 5):
Class A	(14,698,819)	(23,554,444)
Class L	437,889	(47,164,841)
Class Y	(4,064,748)	1,867,756
Class S	(8,174,017)	(50,671,648)
Class N	153	268

Increase (decrease) in net assets from fund share transactions	(26,499,542)	(119,522,909)

Total increase (decrease) in net assets	(222,569,389)	(246,407,765)
Net assets
Beginning of year	399,518,149	645,925,914

End of year	$176,948,760	$399,518,149

Undistributed (accumulated) net investment income (loss) (distributions in excess of net investment income) included in net assets at end of year	$74,772	$2,848,936

The accompanying notes are an integral part of the financial statements.

	MassMutual Premier Global Fund		MassMutual Premier International Equity Fund

	Year Ended October 31, 2008	Year Ended October 31, 2007	Year Ended October 31, 2008	Year Ended October 31, 2007

Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$8,042,193	$5,789,486	$12,330,752	$17,268,975
Net realized gain (loss) on investment transactions	14,032,564	44,749,419	72,168,725	163,776,075
Net change in unrealized appreciation (depreciation) on investments	(323,898,308)	84,775,823	(650,376,129)	170,486,554

Net increase (decrease) in net assets resulting from operations	(301,823,551)	135,314,728	(565,876,652)	351,531,604

Distributions to shareholders (Note 2):
From net investment income:
Class A	(388,570)	(347,584)	(1,588,876)	(826,498)
Class L	(2,827,621)	(3,197,416)	(1,942,331)	(886,145)
Class Y	(114,399)	(177,787)	(1,359,714)	(915,987)
Class S	(5,041,252)	(5,593,026)	(20,108,176)	(11,279,127)
Class N	(5,915)	(5,510)	(4,147)	(1,564)

Total distributions from net investment income	(8,377,757)	(9,321,323)	(25,003,244)	(13,909,321)

From net realized gains:
Class A	(2,872,871)	(901,262)	—	—
Class L	(16,687,314)	(7,455,289)	—	—
Class Y	(592,455)	(341,094)	—	—
Class S	(23,558,299)	(10,882,665)	—	—
Class N	(40,645)	(16,042)	—	—

Total distributions from net realized gains	(43,751,584)	(19,596,352)	—	—

Net fund share transactions (Note 5):
Class A	2,616,234	12,198,624	(20,437,696)	(8,418,890)
Class L	(28,974,445)	(28,643,261)	(10,231,016)	(36,073,960)
Class Y	(2,795,793)	4,809,599	(37,149,754)	(12,275,504)
Class S	(52,722,333)	(71,359,729)	(103,649,261)	(30,696,207)
Class N	163,279	185,045	41	17

Increase (decrease) in net assets from fund share transactions	(81,713,058)	(82,809,722)	(171,467,686)	(87,464,544)

Total increase (decrease) in net assets	(435,665,950)	23,587,331	(762,347,582)	250,157,739
Net assets
Beginning of year	787,899,571	764,312,240	1,334,015,719	1,083,857,980

End of year	$352,233,621	$787,899,571	$571,668,137	$1,334,015,719

Undistributed (accumulated) net investment income (loss) (distributions in excess of net investment income) included in net assets at end of year	$3,709,355	$2,848,936	$(711,860)	$6,273,413

	MassMutual Premier Focused International Fund

	Year Ended October 31, 2008	Year Ended October 31, 2007

Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$1,547,871	$377,247
Net realized gain (loss) on investment transactions	(16,288,768)	1,870,121
Net change in unrealized appreciation (depreciation) on investments	(44,440,685)	15,020,879

Net increase (decrease) in net assets resulting from operations	(59,181,582)	17,268,247

Distributions to shareholders (Note 2):
From net investment income:
Class A	(339,117)	(205)
Class L	(155,052)	(10,262)
Class Y	(7,145)	(256)
Class S	(273,388)	(8,684)
Class N	(5,638)	—

Total distributions from net investment income	(780,340)	(19,407)

From net realized gains:
Class A	(1,028,282)	(41,915)
Class L	(437,792)	(74,788)
Class Y	(17,944)	(1,836)
Class S	(660,756)	(56,563)
Class N	(20,954)	(1,241)

Total distributions from net realized gains	(2,165,728)	(176,343)

Net fund share transactions (Note 5):
Class A	17,363,748	26,491,674
Class L	2,132,158	3,545,273
Class Y	6,056,907	409,631
Class S	18,471,962	14,244,163
Class N	359,621	524,212

Increase (decrease) in net assets from fund share transactions	44,384,396	45,214,953

Total increase (decrease) in net assets	(17,743,254)	62,287,450
Net assets
Beginning of year	82,093,677	19,806,227

End of year	$64,350,423	$82,093,677

Undistributed (accumulated) net investment income (loss) (distributions in excess of net investment income) included in net assets at end of year	$184,748	$92,676

MassMutual Premier Money Market Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A

	Year Ended 10/31/08		Year Ended 10/31/07		Year Ended 10/31/06		Year Ended 10/31/05		Period Ended 10/31/04++		Year Ended 12/31/03

Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00

Income (loss) from investment operations:
Net investment income (loss)	0.02	***	0.04	***	0.04	***	0.02	***	0.00	***†	0.00	***†
Net realized and unrealized gain (loss) on investments	(0.00	) †	—		—		—		0.00	†	0.00	†

Total income (loss) from investment operations	0.02		0.04		0.04		0.02		0.00		0.00

Less distributions to shareholders:
From net investment income	(0.02)		(0.04)		(0.04)		(0.02)		(0.00	) †	(0.00	) †
From net realized gains	—		—		—		—		(0.00	) †	(0.00	) †
Tax return of capital	(0.00	) †	—		—		—		—		—

Total distributions	(0.02)		(0.04)		(0.04)		(0.02)		(0.00)		(0.00)

Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00

Total Return ^	2.33%		4.59%		4.09%		2.09%		0.28	% **	0.20%

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$291,735		$281,270		$187,991		$90,342		$82,439		$78,968
Ratio of expenses to average daily net assets:
Before expense waiver	0.98%		0.96%		0.98%		0.95%		0.98	% *	0.95%
After expense waiver	0.78	% #	0.77	% #	0.77	% #	0.77	% #	0.86	% *#	0.94	% #
Net investment income (loss) to average daily net assets	2.30%		4.50%		4.11%		2.07%		0.34	% *	0.21%

	Class L

	Year Ended 10/31/08		Year Ended 10/31/07		Year Ended 10/31/06		Year Ended 10/31/05		Period Ended 10/31/04++		Year Ended 12/31/03

Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00

Income (loss) from investment operations:
Net investment income (loss)	0.03	***	0.05	***	0.04	***	0.02	***	0.00	***†	0.00	***†
Net realized and unrealized gain (loss) on investments	(0.00	) †	—		—		—		0.00	†	0.00	†

Total income (loss) from investment operations	0.03		0.05		0.04		0.02		0.00		0.00

Less distributions to shareholders:
From net investment income	(0.03)		(0.05)		(0.04)		(0.02)		(0.00	) †	(0.00	) †
From net realized gains	—		—		—		—		(0.00	) †	(0.00	) †
Tax return of capital	(0.00	) †	—		—		—		—		—

Total distributions	(0.03)		(0.05)		(0.04)		(0.02)		(0.00)		(0.00)

Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00

Total Return ^	2.57%		4.84%		4.35%		2.34%		0.47	% **	0.44%

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$112,777		$84,967		$81,734		$63,462		$61,345		$55,400
Ratio of expenses to average daily net assets:
Before expense waiver	0.73%		0.71%		0.73%		0.70%		0.74	% *	0.70%
After expense waiver	0.55	% #	0.52	% #	0.52	% #	0.52	% #	0.63	% *#	N/A
Net investment income (loss) to average daily net assets	2.47%		4.74%		4.32%		2.32%		0.56	% *	0.44%

*	Annualized.

**	Percentage represents the results for the period and is not annualized.

***	Per share amount calculated on the average shares method.

†	Amount is less than $0.005 per share.

++	For the period January 1, 2004 through October 31, 2004.

#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

^

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Money Market Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y

	Year Ended 10/31/08		Year Ended 10/31/07		Year Ended 10/31/06		Year Ended 10/31/05		Period Ended 10/31/04++		Year Ended 12/31/03

Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00

Income (loss) from investment operations:
Net investment income (loss)	0.03	***	0.05	***	0.04	***	0.02	***	0.01	***	0.01	***
Net realized and unrealized gain (loss) on investments	(0.00	) †	—		—		—		0.00	†	0.00	†

Total income (loss) from investment operations	0.03		0.05		0.04		0.02		0.01		0.01

Less distributions to shareholders:
From net investment income	(0.03)		(0.05)		(0.04)		(0.02)		(0.01)		(0.01)
From net realized gains	—		—		—		—		(0.00	) †	(0.00	) †
Tax return of capital	(0.00	) †	—		—		—		—		—

Total distributions	(0.03)		(0.05)		(0.04)		(0.02)		(0.01)		(0.01)

Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00

Total Return ^	2.54%		4.81%		4.32%		2.31%		0.51	% **	0.59%

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$231,584		$213,690		$111,314		$76,384		$123,384		$90,362
Ratio of expenses to average daily net assets:
Before expense waiver	0.58%		0.56%		0.58%		0.55%		0.59	% *	0.55%
After expense waiver	0.58	% #	0.55	% #	0.55	% #	0.55	% #	N/A		N/A
Net investment income (loss) to average daily net assets	2.47%		4.71%		4.31%		2.20%		0.64	% *	0.59%

	Class S

	Year Ended 10/31/08		Year Ended 10/31/07		Year Ended 10/31/06		Year Ended 10/31/05		Period Ended 10/31/04++		Year Ended 12/31/03

Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00

Income (loss) from investment operations:
Net investment income (loss)	0.03	***	0.05	***	0.04	***	0.02	***	0.01	***	0.01	***
Net realized and unrealized gain (loss) on investments	(0.00	) †	—		—		—		0.00	†	0.00	†

Total income (loss) from investment operations	0.03		0.05		0.04		0.02		0.01		0.01

Less distributions to shareholders:
From net investment income	(0.03)		(0.05)		(0.04)		(0.02)		(0.01)		(0.01)
From net realized gains	—		—		—		—		(0.00	) †	(0.00	) †
Tax return of capital	(0.00	) †	—		—		—		—		—

Total distributions	(0.03)		(0.05)		(0.04)		(0.02)		(0.01)		(0.01)

Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00

Total Return ^	2.64%		4.92%		4.42%		2.42%		0.59	% **	0.69%

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$323,136		$258,751		$249,221		$214,152		$255,835		$269,275
Ratio of expenses to average daily net assets:
Before expense waiver	0.48%		0.46%		0.48%		0.45%		0.48	% *	0.45%
After expense waiver	0.48	% #	0.45	% #	0.45	% #	0.45	% #	N/A		N/A
Net investment income (loss) to average daily net assets	2.55%		4.81%		4.36%		2.36%		0.70	% *	0.70%

*	Annualized.

**	Percentage represents the results for the period and is not annualized.

***	Per share amount calculated on the average shares method.

†	Amount is less than $0.005 per share.

++	For the period January 1, 2004 through October 31, 2004.

#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

^

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Short-Duration Bond Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A

	Year Ended 10/31/08		Year Ended 10/31/07		Year Ended 10/31/06		Year Ended 10/31/05		Period Ended 10/31/04++		Year Ended 12/31/03

Net asset value, beginning of period	$10.35		$10.23		$10.21		$10.52		$10.27		$10.34

Income (loss) from investment operations:
Net investment income (loss)	0.36	***	0.44	***	0.39	***	0.32	***	0.27	***	0.34 ***
Net realized and unrealized gain (loss) on investments	(0.53)		0.11		0.01		(0.23)		(0.02)		(0.01)

Total income (loss) from investment operations	(0.17)		0.55		0.40		0.09		0.25		0.33

Less distributions to shareholders:
From net investment income	(0.53)		(0.43)		(0.38)		(0.37)		—		(0.40)
From net realized gains	—		—		—		(0.03)		—		—

Total distributions	(0.53)		(0.43)		(0.38)		(0.40)		—		(0.40)

Net asset value, end of period	$9.65		$10.35		$10.23		$10.21		$10.52		$10.27

Total Return ^	(1.73	)% ^^	5.55	% ^^	4.09	% ^^	0.88	% ^^	2.43	% **^^	3.22%

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$63,490		$64,506		$73,351		$64,617		$59,552		$43,144
Ratio of expenses to average daily net assets:
Before expense waiver	1.00%		1.00%		1.00%		0.99%		0.99	% *	0.99%
After expense waiver	0.93	% #	0.92	% #	0.92	% #	0.92	% #	0.95	% *#	N/A
Net investment income (loss) to average daily net assets	3.59%		4.37%		3.91%		3.17%		3.14	% *	3.20%
Portfolio turnover rate	140%		332%		156%		114%		78	% **	41%

	Class L

	Year Ended 10/31/08		Year Ended 10/31/07		Year Ended 10/31/06		Year Ended 10/31/05		Period Ended 10/31/04++		Year Ended 12/31/03

Net asset value, beginning of period	$10.38		$10.26		$10.23		$10.53		$10.27		$10.32

Income (loss) from investment operations:
Net investment income (loss)	0.39	***	0.47	***	0.42	***	0.35	***	0.29	***	0.36 ***
Net realized and unrealized gain (loss) on investments	(0.53)		0.10		0.02		(0.23)		(0.03)		0.01

Total income (loss) from investment operations	(0.14)		0.57		0.44		0.12		0.26		0.37

Less distributions to shareholders:
From net investment income	(0.56)		(0.45)		(0.41)		(0.39)		—		(0.42)
From net realized gains	—		—		—		(0.03)		—		—

Total distributions	(0.56)		(0.45)		(0.41)		(0.42)		—		(0.42)

Net asset value, end of period	$9.68		$10.38		$10.26		$10.23		$10.53		$10.27

Total Return ^	(1.35)%		5.74%		4.41%		1.20%		2.53	% **	3.55%

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$123,378		$173,954		$174,021		$196,942		$196,397		$183,757
Ratio of expenses to average daily net assets:
Before expense waiver	0.75%		0.75%		0.75%		0.74%		0.74	% *	0.74%
After expense waiver	0.68	% #	0.67	% #	0.67	% #	0.67	% #	0.70	% *#	N/A
Net investment income (loss) to average daily net assets	3.88%		4.60%		4.14%		3.44%		3.35	% *	3.46%
Portfolio turnover rate	140%		332%		156%		114%		78	% **	41%

*	Annualized.

**	Percentage represents the results for the period and is not annualized.

***	Per share amount calculated on the average shares method.

++	For the period January 1, 2004 through October 31, 2004.

#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

^

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

^^	Total return excludes sales charges and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Short-Duration Bond Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y

	Year Ended 10/31/08		Year Ended 10/31/07		Year Ended 10/31/06		Year Ended 10/31/05		Period Ended 10/31/04++		Year Ended 12/31/03

Net asset value, beginning of period	$10.42		$10.30		$10.27		$10.58		$10.30		$10.37

Income (loss) from investment operations:
Net investment income (loss)	0.40	***	0.48	***	0.43	***	0.36	***	0.30	***	0.38 ***
Net realized and unrealized gain (loss) on investments	(0.52)		0.10		0.02		(0.24)		(0.02)		(0.02)

Total income (loss) from investment operations	(0.12)		0.58		0.45		0.12		0.28		0.36

Less distributions to shareholders:
From net investment income	(0.56)		(0.46)		(0.42)		(0.40)		—		(0.43)
From net realized gains	—		—		—		(0.03)		—		—

Total distributions	(0.56)		(0.46)		(0.42)		(0.43)		—		(0.43)

Net asset value, end of period	$9.74		$10.42		$10.30		$10.27		$10.58		$10.30

Total Return ^	(1.29)%		5.86%		4.48%		1.17%		2.72	% **	3.50%

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$34,550		$55,094		$80,419		$68,287		$49,563		$55,458
Ratio of expenses to average daily net assets:
Before expense waiver	0.60%		0.60%		0.60%		0.59%		0.59	% *	0.59%
After expense waiver	0.60	% #	0.59	% #	0.59	% #	0.59	% #	N/A		N/A
Net investment income (loss) to average daily net assets	3.95%		4.77%		4.24%		3.48%		3.45	% *	3.60%
Portfolio turnover rate	140%		332%		156%		114%		78	% **	41%

	Class S

	Year Ended 10/31/08		Year Ended 10/31/07		Year Ended 10/31/06		Year Ended 10/31/05		Period Ended 10/31/04++		Year Ended 12/31/03

Net asset value, beginning of period	$10.49		$10.37		$10.34		$10.64		$10.36		$10.41

Income (loss) from investment operations:
Net investment income (loss)	0.40	***	0.49	***	0.44	***	0.37	***	0.30	***	0.39 ***
Net realized and unrealized gain (loss) on investments	(0.53)		0.10		0.01		(0.24)		(0.02)		(0.01)

Total income (loss) from investment operations	(0.13)		0.59		0.45		0.13		0.28		0.38

Less distributions to shareholders:
From net investment income	(0.57)		(0.47)		(0.42)		(0.40)		—		(0.43)
From net realized gains	—		—		—		(0.03)		—		—

Total distributions	(0.57)		(0.47)		(0.42)		(0.43)		—		(0.43)

Net asset value, end of period	$9.79		$10.49		$10.37		$10.34		$10.64		$10.36

Total Return ^	(1.23)%		5.88%		4.51%		1.33%		2.70	% **	3.68%

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$153,218		$196,525		$184,830		$157,275		$128,695		$127,246
Ratio of expenses to average daily net assets:
Before expense waiver	0.55%		0.55%		0.55%		0.54%		0.54	% *	0.54%
After expense waiver	0.55	% #	0.54	% #	0.54	% #	0.54	% #	N/A		N/A
Net investment income (loss) to average daily net assets	3.97%		4.75%		4.29%		3.54%		3.48	% *	3.67%
Portfolio turnover rate	140%		332%		156%		114%		78	% **	41%

*	Annualized.

**	Percentage represents the results for the period and is not annualized.

***	Per share amount calculated on the average shares method.

++	For the period January 1, 2004 through October 31, 2004.

#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

^

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Short-Duration Bond Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N

	Year Ended 10/31/08		Year Ended 10/31/07		Year Ended 10/31/06		Year Ended 10/31/05		Period Ended 10/31/04++		Year Ended 12/31/03

Net asset value, beginning of period	$10.31		$10.20		$10.16		$10.47		$10.25		$10.30

Income (loss) from investment operations:
Net investment income (loss)	0.33	***	0.39	***	0.36	***	0.24	***	0.25	***	0.31	***
Net realized and unrealized gain (loss) on investments	(0.52)		0.12		0.03		(0.19)		(0.03)		(0.00	) †

Total income (loss) from investment operations	(0.19)		0.51		0.39		0.05		0.22		0.31

Less distributions to shareholders:
From net investment income	(0.54)		(0.40)		(0.35)		(0.33)		—		(0.36)
From net realized gains	—		—		—		(0.03)		—		—

Total distributions	(0.54)		(0.40)		(0.35)		(0.36)		—		(0.36)

Net asset value, end of period	$9.58		$10.31		$10.20		$10.16		$10.47		$10.25

Total Return ^	(2.02	)% ^^	5.25	% ^^	3.74	% ^^	0.62	% ^^	2.15	% **^^	2.98	% ^^

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$3,426		$4,006		$103		$103		$106		$104
Ratio of expenses to average daily net assets:
Before expense waiver	1.30%		1.30%		1.30%		1.29%		1.29	% *	1.29%
After expense waiver	1.23	% #	1.22	% #	1.22	% #	1.22	% #	1.25	% #*	N/A
Net investment income (loss) to average daily net assets	3.28%		3.80%		3.61%		2.39%		2.92	% *	2.92%
Portfolio turnover rate	140%		332%		156%		114%		78	% **	41%

*	Annualized.

**	Percentage represents the results for the period and is not annualized.

***	Per share amount calculated on the average shares method.

†	Amount is less than $0.005 per share.

++	For the period January 1, 2004 through October 31, 2004.

#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

^

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

^^	Total return excludes sales charges and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Inflation-Protected Bond Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A

	Year Ended 10/31/08		Year Ended 10/31/07	Year Ended 10/31/06	Year Ended 10/31/05	Period Ended 10/31/04++		Period Ended 12/31/03+

Net asset value, beginning of period	$10.39		$10.19	$10.51	$10.60	$10.00		$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.57	***	0.25 ***	0.45 ***	0.69 ***	0.36	***	—
Net realized and unrealized gain (loss) on investments	(1.04)		0.28	(0.24)	(0.48)	0.24		—

Total income (loss) from investment operations	(0.47)		0.53	0.21	0.21	0.60		0.00

Less distributions to shareholders:
From net investment income	(0.54)		(0.33)	(0.52)	(0.29)	—		—
From net realized gains	—		—	(0.01)	(0.01)	—		—

Total distributions	(0.54)		(0.33)	(0.53)	(0.30)	—		—

Net asset value, end of period	$9.38		$10.39	$10.19	$10.51	$10.60		$10.00

Total Return ^	(5.00	%)^^	5.44%^^	2.07%^^	1.95%^^	6.00	%**^^	—	‡

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$34,282		$29,868	$20,591	$15,983	$4,447		$1
Ratio of expenses to average daily net assets:
Before expense waiver	1.04%		1.04%	1.04%	1.04%	1.11	%*	—	‡
After expense waiver	0.94	%#	1.00%#	N/A	N/A	1.08	%*#	N/A
Net investment income (loss) to average daily net assets	5.46%		2.52%	4.50%	6.52%	4.11	%*	—	‡
Portfolio turnover rate	17%		17%	4%	7%	4	%**	—	‡

	Class L

	Year Ended 10/31/08		Year Ended 10/31/07	Year Ended 10/31/06	Year Ended 10/31/05	Period Ended 10/31/04++		Period Ended 12/31/03+

Net asset value, beginning of period	$10.49		$10.28	$10.59	$10.66	$10.00		$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.59	***	0.45 ***	0.46 ***	0.46 ***	0.33	***	—
Net realized and unrealized gain (loss) on investments	(1.06)		0.11	(0.23)	(0.23)	0.33		—

Total income (loss) from investment operations	(0.47)		0.56	0.23	0.23	0.66		0.00

Less distributions to shareholders:
From net investment income	(0.55)		(0.35)	(0.53)	(0.29)	—		—
From net realized gains	—		—	(0.01)	(0.01)	—		—

Total distributions	(0.55)		(0.35)	(0.54)	(0.30)	—		—

Net asset value, end of period	$9.47		$10.49	$10.28	$10.59	$10.66		$10.00

Total Return ^	(4.92%)		5.68%	2.29%	2.22%	6.60	%**	—	‡

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$36,903		$63,394	$5,232	$4,977	$2,095		$1
Ratio of expenses to average daily net assets:
Before expense waiver	0.79%		0.79%	0.79%	0.79%	0.86	%*	—	‡
After expense waiver	N/A		N/A	N/A	N/A	0.83	%*#	N/A
Net investment income (loss) to average daily net assets	5.56%		4.50%	4.52%	4.32%	3.82	%*	—	‡
Portfolio turnover rate	17%		17%	4%	7%	4	%**	—	‡

*	Annualized.

**	Percentage represents the results for the period and is not annualized.

***	Per share amount calculated on the average shares method.

+	The Fund commenced operations on December 31, 2003.

++	For the period January 1, 2004 through October 31, 2004.

‡	Amount is de minimis due to the short period of operations.

#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

^

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

^^	Total return excludes sales charges and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Inflation-Protected Bond Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y

	Year Ended 10/31/08	Year Ended 10/31/07	Year Ended 10/31/06	Year Ended 10/31/05	Period Ended 10/31/04++		Period Ended 12/31/03+

Net asset value, beginning of period	$10.52	$10.31	$10.61	$10.67	$10.00		$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.61 ***	0.30 ***	0.49 ***	0.56 ***	0.34	***	—
Net realized and unrealized gain (loss) on investments	(1.06)	0.28	(0.23)	(0.31)	0.33		—

Total income (loss) from investment operations	(0.45)	0.58	0.26	0.25	0.67		0.00

Less distributions to shareholders:
From net investment income	(0.57)	(0.37)	(0.55)	(0.30)	—		—
From net realized gains	—	—	(0.01)	(0.01)	—		—

Total distributions	(0.57)	(0.37)	(0.56)	(0.31)	—		—

Net asset value, end of period	$9.50	$10.52	$10.31	$10.61	$10.67		$10.00

Total Return ^	(4.77%)	5.85%	2.53%	2.32%	6.70	%**	—	‡

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$71,147	$71,072	$85,267	$79,985	$66,938		$1
Ratio of expenses to average daily net assets:
Before expense waiver	0.64%	0.64%	0.64%	0.64%	0.71	%*	—	‡
After expense waiver	N/A	N/A	N/A	N/A	0.68	%*#	N/A
Net investment income (loss) to average daily net assets	5.76%	3.01%	4.81%	5.27%	3.92	%*	—	‡
Portfolio turnover rate	17%	17%	4%	7%	4	%**	—	‡

	Class S

	Year Ended 10/31/08	Year Ended 10/31/07	Year Ended 10/31/06	Year Ended 10/31/05	Period Ended 10/31/04++		Period Ended 12/31/03+

Net asset value, beginning of period	$10.53	$10.33	$10.63	$10.68	$10.00		$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.62 ***	0.32 ***	0.50 ***	0.56 ***	0.34	***	—
Net realized and unrealized gain (loss) on investments	(1.06)	0.26	(0.23)	(0.30)	0.34		—

Total income (loss) from investment operations	(0.44)	0.58	0.27	0.26	0.68		0.00

Less distributions to shareholders:
From net investment income	(0.58)	(0.38)	(0.56)	(0.30)	—		—
From net realized gains	—	—	(0.01)	(0.01)	—		—

Total distributions	(0.58)	(0.38)	(0.57)	(0.31)	—		—

Net asset value, end of period	$9.51	$10.53	$10.33	$10.63	$10.68		$10.00

Total Return ^	(4.58%)	5.86%	2.63%	2.49%	6.80	%**	—	‡

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$111,763	$196,517	$197,648	$141,438	$84,021		$10,521
Ratio of expenses to average daily net assets:
Before expense waiver	0.54%	0.54%	0.54%	0.54%	0.61	%*	—	‡
After expense waiver	N/A	N/A	N/A	N/A	0.58	%*#	N/A
Net investment income (loss) to average daily net assets	5.85%	3.18%	4.95%	5.24%	3.90	%*	—	‡
Portfolio turnover rate	17%	17%	4%	7%	4	%**	—	‡

*	Annualized.

**	Percentage represents the results for the period and is not annualized.

***	Per share amount calculated on the average shares method.

+	The Fund commenced operations on December 31, 2003.

++	For the period January 1, 2004 through October 31, 2004.

‡	Amount is de minimis due to the short period of operations.

#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

^

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Inflation-Protected Bond Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N

	Year Ended 10/31/08		Year Ended 10/31/07	Year Ended 10/31/06	Year Ended 10/31/05	Period Ended 10/31/04++		Period Ended 12/31/03+

Net asset value, beginning of period	$10.44		$10.25	$10.55	$10.61	$10.00		$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.54	***	0.22 ***	0.41 ***	0.48 ***	0.22	***	—
Net realized and unrealized gain (loss) on investments	(1.05)		0.29	(0.23)	(0.31)	0.39		—

Total income (loss) from investment operations	(0.51)		0.51	0.18	0.17	0.61		0.00

Less distributions to shareholders:
From net investment income	(0.50)		(0.32)	(0.47)	(0.22)	—		—
From net realized gains	—		—	(0.01)	(0.01)	—		—

Total distributions	(0.50)		(0.32)	(0.48)	(0.23)	—		—

Net asset value, end of period	$9.43		$10.44	$10.25	$10.55	$10.61		$10.00

Total Return ^	(5.32	%)^^	5.17%^^	1.77%^^	1.60%^^	6.10	%**^^	—	‡

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$185		$234	$212	$113	$107		$1
Ratio of expenses to average daily net assets:
Before expense waiver	1.34%		1.34%	1.35%	1.34%	1.41	%*	—	‡
After expense waiver	1.24	%#	1.30%#	N/A	N/A	1.38	%*#	N/A
Net investment income (loss) to average daily net assets	5.13%		2.24%	4.00%	4.49%	2.62	%*	—	‡
Portfolio turnover rate	17%		17%	4%	7%	4	%**	—	‡

*	Annualized.

**	Percentage represents the results for the period and is not annualized.

***	Per share amount calculated on the average shares method.

+	The Fund commenced operations on December 31, 2003.

++	For the period January 1, 2004 through October 31, 2004.

‡	Amount is de minimis due to the short period of operations.

#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

^

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

^^	Total return excludes sales charges and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A

	Year Ended 10/31/08		Year Ended 10/31/07	Year Ended 10/31/06	Year Ended 10/31/05	Period Ended 10/31/04++		Year Ended 12/31/03

Net asset value, beginning of period	$10.97		$10.87	$10.88	$10.88	$10.93		$11.18

Income (loss) from investment operations:
Net investment income (loss)	0.43	***	0.47 ***	0.44 ***	0.39 ***	0.31	***	0.36 ***
Net realized and unrealized gain (loss) on investments	(0.83)		0.08	0.02	(0.32)	0.10		0.17

Total income (loss) from investment operations	(0.40)		0.55	0.46	0.07	0.41		0.53

Less distributions to shareholders:
From net investment income	(0.58)		(0.45)	(0.47)	(0.07)	(0.36)		(0.63)
From net realized gains	—		—	—	—	(0.10)		(0.15)

Total distributions	(0.58)		(0.45)	(0.47)	(0.07)	(0.46)		(0.78)

Net asset value, end of period	$9.99		$10.97	$10.87	$10.88	$10.88		$10.93

Total Return ^	(3.90	)%^^	5.23%^^	4.31%^^	0.64%^^	3.74	%**^^	4.78%

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$164,141		$183,196	$217,383	$239,708	$227,160		$204,591
Ratio of expenses to average daily net assets:
Before expense waiver	1.04%		1.04%	1.04%	1.03%	1.05	%*	1.04%
After expense waiver	0.96	%#	0.96%#	0.96%#	0.95%#	1.00	%*#	N/A
Net investment income (loss) to average daily net assets	4.06%		4.39%	4.13%	3.62%	3.40	%*	3.17%
Portfolio turnover rate	263%		394%	197%	219%	178	%**	146%

	Class L

	Year Ended 10/31/08		Year Ended 10/31/07	Year Ended 10/31/06	Year Ended 10/31/05	Period Ended 10/31/04++		Year Ended 12/31/03

Net asset value, beginning of period	$11.04		$10.94	$10.95	$10.94	$10.98		$11.22

Income (loss) from investment operations:
Net investment income (loss)	0.47	***	0.50 ***	0.47 ***	0.42 ***	0.33	***	0.39 ***
Net realized and unrealized gain (loss) on investments	(0.84)		0.08	0.01	(0.33)	0.11		0.18

Total income (loss) from investment operations	(0.37)		0.58	0.48	0.09	0.44		0.57

Less distributions to shareholders:
From net investment income	(0.61)		(0.48)	(0.49)	(0.08)	(0.38)		(0.66)
From net realized gains	—		—	—	—	(0.10)		(0.15)

Total distributions	(0.61)		(0.48)	(0.49)	(0.08)	(0.48)		(0.81)

Net asset value, end of period	$10.06		$11.04	$10.94	$10.95	$10.94		$10.98

Total Return ^	(3.63)%		5.49%	4.55%	0.79%	4.02	%**	5.09%

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$249,701		$368,954	$425,017	$385,684	$405,695		$348,158
Ratio of expenses to average daily net assets:
Before expense waiver	0.79%		0.79%	0.79%	0.79%	0.80	%*	0.79%
After expense waiver	0.71	% #	0.71%#	0.71%#	0.71%#	0.75	%*#	N/A
Net investment income (loss) to average daily net assets	4.34%		4.64%	4.37%	3.86%	3.62	%*	3.42%
Portfolio turnover rate	263%		394%	197%	219%	178	%**	146%

*	Annualized.

**	Percentage represents the results for the period and is not annualized.

***	Per share amount calculated on the average shares method.

++	For the period January 1, 2004 through October 31, 2004.

#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

^

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

^^	Total return excludes sales charges and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y

	Year Ended 10/31/08		Year Ended 10/31/07		Year Ended 10/31/06		Year Ended 10/31/05		Period Ended 10/31/04++		Year Ended 12/31/03

Net asset value, beginning of period	$11.08		$10.98		$10.99		$10.97		$11.01		$11.25

Income (loss) from investment operations:
Net investment income (loss)	0.48	***	0.51	***	0.48	***	0.43	***	0.34	***	0.41 ***
Net realized and unrealized gain (loss) on investments	(0.83)		0.08		0.01		(0.33)		0.11		0.17

Total income (loss) from investment operations	(0.35)		0.59		0.49		0.10		0.45		0.58

Less distributions to shareholders:
From net investment income	(0.61)		(0.49)		(0.50)		(0.08)		(0.39)		(0.67)
From net realized gains	—		—		—		—		(0.10)		(0.15)

Total distributions	(0.61)		(0.49)		(0.50)		(0.08)		(0.49)		(0.82)

Net asset value, end of period	$10.12		$11.08		$10.98		$10.99		$10.97		$11.01

Total Return ^	(3.36)%		5.56%		4.60%		0.90%		4.11	% **	5.23%

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$160,857		$202,008		$212,477		$214,159		$200,216		$153,913
Ratio of expenses to average daily net assets:
Before expense waiver	0.64%		0.64%		0.64%		0.64%		0.65	% *	0.64%
After expense waiver	0.64	% #	0.64	% #	0.64	% #	0.64	% #	N/A		N/A
Net investment income (loss) to average daily net assets	4.41%		4.71%		4.44%		3.93%		3.71	% *	3.58%
Portfolio turnover rate	263%		394%		197%		219%		178	% **	146%

	Class S

	Year Ended 10/31/08		Year Ended 10/31/07		Year Ended 10/31/06		Year Ended 10/31/05		Period Ended 10/31/04++		Year Ended 12/31/03

Net asset value, beginning of period	$11.14		$11.04		$11.04		$11.02		$11.06		$11.29

Income (loss) from investment operations:
Net investment income (loss)	0.48	***	0.52	***	0.48	***	0.44	***	0.35	***	0.42 ***
Net realized and unrealized gain (loss) on investments	(0.84)		0.07		0.03		(0.34)		0.10		0.18

Total income (loss) from investment operations	(0.36)		0.59		0.51		0.10		0.45		0.60

Less distributions to shareholders:
From net investment income	(0.62)		(0.49)		(0.51)		(0.08)		(0.39)		(0.68)
From net realized gains	—		—		—		—		(0.10)		(0.15)

Total distributions	(0.62)		(0.49)		(0.51)		(0.08)		(0.49)		(0.83)

Net asset value, end of period	$10.16		$11.14		$11.04		$11.04		$11.02		$11.06

Total Return ^	(3.48)%		5.57%		4.64%		1.00%		4.11	% **	5.32%

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$628,314		$779,239		$861,000		$828,275		$780,442		$814,837
Ratio of expenses to average daily net assets:
Before expense waiver	0.59%		0.59%		0.59%		0.59%		0.60	% *	0.59%
After expense waiver	0.59	% #	0.59	% #	0.59	% #	0.59	% #	N/A		N/A
Net investment income (loss) to average daily net assets	4.43%		4.77%		4.49%		3.98%		3.75	% *	3.62%
Portfolio turnover rate	263%		394%		197%		219%		178	% **	146%

*	Annualized.

**	Percentage represents the results for the period and is not annualized.

***	Per share amount calculated on the average shares method.

++	For the period January 1, 2004 through October 31, 2004.

#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

^

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N

	Year Ended 10/31/08		Year Ended 10/31/07		Year Ended 10/31/06		Year Ended 10/31/05		Period Ended 10/31/04++		Year Ended 12/31/03

Net asset value, beginning of period	$10.92		$10.73		$10.76		$10.79		$10.84		$11.15

Income (loss) from investment operations:
Net investment income (loss)	0.43	***	0.42	***	0.40	***	0.36	***	0.29	***	0.34	***
Net realized and unrealized gain (loss) on investments	(0.83)		0.09		0.00	†	(0.33)		0.08		0.16

Total income (loss) from investment operations	(0.40)		0.51		0.40		0.03		0.37		0.50

Less distributions to shareholders:
From net investment income	(0.57)		(0.32)		(0.43)		(0.06)		(0.32)		(0.66)
From net realized gains	—		—		—		—		(0.10)		(0.15)

Total distributions	(0.57)		(0.32)		(0.43)		(0.06)		(0.42)		(0.81)

Net asset value, end of period	$9.95		$10.92		$10.73		$10.76		$10.79		$10.84

Total Return ^	(3.86	)% ^^	4.91	% ^^	3.86	% ^^	0.30	% ^^	3.45	% **^^	4.51	% ^^

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$344		$4,244		$377		$1,367		$1,107		$1,215
Ratio of expenses to average daily net assets:
Before expense waiver	1.37%		1.36%		1.36%		1.36%		1.34	% *	1.36%
After expense waiver	1.28	% #	1.28	% #	1.28	% #	1.28	% #	1.30	% *#	N/A
Net investment income (loss) to average daily net assets	4.04%		3.89%		3.77%		3.30%		3.13	% *	2.94%
Portfolio turnover rate	263%		394%		197%		219%		178	% **	146%

*	Annualized.

**	Percentage represents the results for the period and is not annualized.

***	Per share amount calculated on the average shares method.

†	Amount is less than $0.005 per share.

++	For the period January 1, 2004 through October 31, 2004.

#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

^

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

^^	Total return excludes sales charges and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A

	Year Ended 10/31/08		Year Ended 10/31/07	Year Ended 10/31/06	Year Ended 10/31/05		Period Ended 10/31/04++		Year Ended 12/31/03

Net asset value, beginning of period	$10.97		$10.85	$10.75	$11.07		$10.63		$10.04

Income (loss) from investment operations:
Net investment income (loss)	0.45	***	0.48 ***	0.44 ***	0.39	***	0.33	***	0.44 ***
Net realized and unrealized gain (loss) on investments	(1.09)		0.09	0.05	(0.30)		0.11		0.36

Total income (loss) from investment operations	(0.64)		0.57	0.49	0.09		0.44		0.80

Less distributions to shareholders:
From net investment income	(0.57)		(0.45)	(0.39)	(0.36)		—		(0.18)
From net realized gains	(0.04)		—	—	(0.05)		—		(0.03)

Total distributions	(0.61)		(0.45)	(0.39)	(0.41)		—		(0.21)

Net asset value, end of period	$9.72		$10.97	$10.85	$10.75		$11.07		$10.63

Total Return ^	(6.16	)% ^^	5.40%^^	4.72%^^	0.83	%^^	4.14	%**^^	7.95%
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$36,268		$44,028	$33,904	$38,218		$26,001		$12,221
Ratio of expenses to average daily net assets:
Before expense waiver	1.16%		1.16%	1.15%	1.15%		1.11	%*	1.14%
After expense waiver	1.00	%#	0.99%#	0.99%#	0.99	% #	1.01	%*#	N/A
Net investment income (loss) to average daily net assets	4.27%		4.52%	4.13%	3.61%		3.70	% *	4.17%
Portfolio turnover rate	282%		427%	208%	137%		84	%**	105%

	Class L

	Year Ended 10/31/08		Year Ended 10/31/07	Year Ended 10/31/06	Year Ended 10/31/05	Period Ended 10/31/04++		Year Ended 12/31/03

Net asset value, beginning of period	$10.91		$10.80	$10.71	$11.02	$10.56		$10.10

Income (loss) from investment operations:
Net investment income (loss)	0.47	***	0.50 ***	0.48 ***	0.41 ***	0.35	***	0.43 ***
Net realized and unrealized gain (loss) on investments	(1.08)		0.08	0.03	(0.29)	0.11		0.35

Total income (loss) from investment operations	(0.61)		0.58	0.51	0.12	0.46		0.78

Less distributions to shareholders:
From net investment income	(0.59)		(0.47)	(0.42)	(0.38)	—		(0.29)
From net realized gains	(0.04)		—	—	(0.05)	—		(0.03)

Total distributions	(0.63)		(0.47)	(0.42)	(0.43)	—		(0.32)

Net asset value, end of period	$9.67		$10.91	$10.80	$10.71	$11.02		$10.56

Total Return ^	(5.94)%		5.60%	4.91%	1.13%	4.36	%**	8.36%
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$130,078		$191,936	$237,088	$138,848	$117,093		$64,281
Ratio of expenses to average daily net assets:
Before expense waiver	0.92%		0.92%	0.91%	0.91%	0.86	%*	0.90%
After expense waiver	0.76	% #	0.75%#	0.75%#	0.75%#	0.76	%*#	N/A
Net investment income (loss) to average daily net assets	4.53%		4.73%	4.54%	3.84%	3.93	%*	3.99%
Portfolio turnover rate	282%		427%	208%	137%	84	%**	105%

*	Annualized.

**	Percentage represents the results for the period and is not annualized.

***	Per share amount calculated on the average shares method.

++	For the period January 1, 2004 through October 31, 2004.

#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

^

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

^^	Total return excludes sales charges and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y

	Year Ended 10/31/08		Year Ended 10/31/07		Year Ended 10/31/06		Year Ended 10/31/05		Period Ended 10/31/04++		Year Ended 12/31/03

Net asset value, beginning of period	$10.97		$10.85		$10.76		$11.07		$10.61		$10.07

Income (loss) from investment operations:
Net investment income (loss)	0.48	***	0.48	***	0.46	***	0.43	***	0.36	***	0.47 ***
Net realized and unrealized gain (loss) on investments	(1.10)		0.11		0.05		(0.31)		0.10		0.39

Total income (loss) from investment operations	(0.62)		0.59		0.51		0.12		0.46		0.86

Less distributions to shareholders:
From net investment income	(0.59)		(0.47)		(0.42)		(0.38)		—		(0.29)
From net realized gains	(0.04)		—		—		(0.05)		—		(0.03)

Total distributions	(0.63)		(0.47)		(0.42)		(0.43)		—		(0.32)

Net asset value, end of period	$9.72		$10.97		$10.85		$10.76		$11.07		$10.61

Total Return ^	(5.97)%		5.68%		4.91%		1.15%		4.34	%**	8.41%

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$26,651		$51,537		$11,218		$10,329		$7,221		$6,975
Ratio of expenses to average daily net assets:
Before expense waiver	0.76%		0.76%		0.75%		0.75%		0.71	%*	0.74%
After expense waiver	0.75	% #	0.74	% #	0.74	% #	0.74	% #	N/A		N/A
Net investment income (loss) to average daily net assets	4.54%		4.48%		4.34%		4.00%		3.96	%*	4.44%
Portfolio turnover rate	282%		427%		208%		137%		84	%**	105%

	Class S

	Year Ended 10/31/08	Year Ended 10/31/07	Year Ended 10/31/06	Year Ended 10/31/05	Period Ended 10/31/04++		Year Ended 12/31/03

Net asset value, beginning of period	$11.01	$10.89	$10.79	$11.10	$10.64		$10.10

Income (loss) from investment operations:
Net investment income (loss)	0.48 ***	0.51 ***	0.47 ***	0.44 ***	0.36	***	0.48 ***
Net realized and unrealized gain (loss) on investments	(1.17)	0.09	0.06	(0.31)	0.10		0.38

Total income (loss) from investment operations	(0.69)	0.60	0.53	0.13	0.46		0.86

Less distributions to shareholders:
From net investment income	(0.59)	(0.48)	(0.43)	(0.39)	—		(0.29)
From net realized gains	(0.04)	—	—	(0.05)	—		(0.03)

Total distributions	(0.63)	(0.48)	(0.43)	(0.44)	—		(0.32)

Net asset value, end of period	$9.69	$11.01	$10.89	$10.79	$11.10		$10.64

Total Return ^	(6.51)%	5.69%	5.06%	1.10%	4.42	%**	8.48%

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$146,819	$213,606	$210,289	$157,993	$104,200		$74,735
Ratio of expenses to average daily net assets:
Before expense waiver	0.71%	0.71%	0.70%	0.70%	0.66	%*	0.69%
After expense waiver	0.70%#	0.69%#	0.69%#	0.69%#	N/A		N/A
Net investment income (loss) to average daily net assets	4.56%	4.80%	4.40%	4.06%	4.02	%*	4.57%
Portfolio turnover rate	282%	427%	208%	137%	84	%**	105%

*	Annualized.

**	Percentage represents the results for the period and is not annualized.

***	Per share amount calculated on the average shares method.

++	For the period January 1, 2004 through October 31, 2004.

#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

^

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N

	Year Ended 10/31/08		Year Ended 10/31/07	Year Ended 10/31/06	Year Ended 10/31/05	Period Ended 10/31/04++		Year Ended 12/31/03

Net asset value, beginning of period	$10.84		$10.73	$10.65	$10.96	$10.55		$10.02

Income (loss) from investment operations:
Net investment income (loss)	0.41	***	0.44 ***	0.41 ***	0.36 ***	0.30	***	0.40 ***
Net realized and unrealized gain (loss) on investments	(1.07)		0.08	0.04	(0.30)	0.11		0.37

Total income (loss) from investment operations	(0.66)		0.52	0.45	0.06	0.41		0.77

Less distributions to shareholders:
From net investment income	(0.54)		(0.41)	(0.37)	(0.32)	—		(0.21)
From net realized gains	(0.04)		—	—	(0.05)	—		(0.03)

Total distributions	(0.58)		(0.41)	(0.37)	(0.37)	—		(0.24)

Net asset value, end of period	$9.60		$10.84	$10.73	$10.65	$10.96		$10.55

Total Return ^	(6.44	)% ^^	5.04%^^	4.35%^^	0.56%^^	3.89	%**^^	7.65%^^

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$1,491		$1,608	$1,238	$1,245	$128		$111
Ratio of expenses to average daily net assets:
Before expense waiver	1.46%		1.46%	1.45%	1.45%	1.41	%*	1.44%
After expense waiver	1.30	% #	1.29%#	1.29%#	1.29%#	1.32	%*#	N/A
Net investment income (loss) to average daily net assets	3.98%		4.19%	3.95%	3.33%	3.34	%*	3.86%
Portfolio turnover rate	282%		427%	208%	137%	84	%**	105%

*	Annualized.

**	Percentage represents the results for the period and is not annualized.

***	Per share amount calculated on the average shares method.

++	For the period January 1, 2004 through October 31, 2004.

#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

^

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

^^	Total return excludes sales charges and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Strategic Income Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A

	Year Ended 10/31/08		Year Ended 10/31/07		Year Ended 10/31/06		Period Ended 10/31/05+

Net asset value, beginning of period	$10.91		$10.22		$10.03		$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.50	***	0.46	***	0.46	***	0.28	***
Net realized and unrealized gain (loss) on investments	(2.41)		0.59		0.14		(0.25)

Total income (loss) from investment operations	(1.91)		1.05		0.60		0.03

Less distributions to shareholders:
From net investment income	(0.56)		(0.36)		(0.41)		—
From net realized gains	(0.10)		—		—		—

Total distributions	(0.66)		(0.36)		(0.41)		—

Net asset value, end of period	$8.34		$10.91		$10.22		$10.03

Total Return ^	(18.41	)% ^^	10.43	% ^^	6.15	% ^^	0.30	%**^^

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$32,062		$33,247		$14,973		$4,896
Ratio of expenses to average daily net assets:
Before expense waiver	1.22%		1.23%		1.26%		1.25	% *
After expense waiver	1.16	% #	1.16	% #	1.16	% #	1.16	% *#
Net investment income (loss) to average daily net assets	4.83%		4.36%		4.63%		3.30	% *
Portfolio turnover rate	125%		131%		159%		159	% **

	Class L

	Year Ended 10/31/08		Year Ended 10/31/07		Year Ended 10/31/06		Period Ended 10/31/05+

Net asset value, beginning of period	$11.01		$10.29		$10.05		$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.55	***	0.48	***	0.52	***	0.35	***
Net realized and unrealized gain (loss) on investments	(2.45)		0.60		0.11		(0.30)

Total income (loss) from investment operations	(1.90)		1.08		0.63		0.05

Less distributions to shareholders:
From net investment income	(0.57)		(0.36)		(0.39)		—
From net realized gains	(0.10)		—		—		—

Total distributions	(0.67)		(0.36)		(0.39)		—

Net asset value, end of period	$8.44		$11.01		$10.29		$10.05

Total Return ^	(18.28)%		10.84%		6.46%		0.50	% **

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$228,305		$302,119		$211,542		$241,273
Ratio of expenses to average daily net assets:
Before expense waiver	0.97%		0.98%		1.00%		0.98	% *
After expense waiver	0.89	% #	0.89	% #	0.89	% #	0.89	% *#
Net investment income (loss) to average daily net assets	5.28%		4.60%		5.20%		4.22	% *
Portfolio turnover rate	125%		131%		159%		159	% **

*	Annualized.

**	Percentage represents the results for the period and is not annualized.

***	Per share amount calculated on the average shares method.

+	For the period December 31, 2004 (commencement of operations) through October 31, 2005.

#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

^

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

^^	Total return excludes sales charges and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Strategic Income Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y

	Year Ended 10/31/08		Year Ended 10/31/07		Year Ended 10/31/06		Period Ended 10/31/05+

Net asset value, beginning of period	$11.03		$10.30		$10.06		$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.66	***	0.51	***	0.55	***	0.36	***
Net realized and unrealized gain (loss) on investments	(2.55)		0.59		0.10		(0.30)

Total income (loss) from investment operations	(1.89)		1.10		0.65		0.06

Less distributions to shareholders:
From net investment income	(0.59)		(0.37)		(0.41)		—
From net realized gains	(0.10)		—		—		—

Total distributions	(0.69)		(0.37)		(0.41)		—

Net asset value, end of period	$8.45		$11.03		$10.30		$10.06

Total Return ^	(18.09)%		10.84%		6.68%		0.60	% **

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$11,847		$12,620		$6,360		$11,473
Ratio of expenses to average daily net assets:
Before expense waiver	0.82%		0.83%		0.85%		0.85	% *
After expense waiver	0.76	% #	0.76	% #	0.76	% #	0.76	% *#
Net investment income (loss) to average daily net assets	6.29%		4.80%		5.49%		4.26	% *
Portfolio turnover rate	125%		131%		159%		159	% **

	Class S

	Year Ended 10/31/08		Year Ended 10/31/07		Year Ended 10/31/06		Period Ended 10/31/05+

Net asset value, beginning of period	$11.02		$10.31		$10.07		$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.57	***	0.50	***	0.47	***	0.36	***
Net realized and unrealized gain (loss) on investments	(2.45)		0.61		0.18		(0.29)

Total income (loss) from investment operations	(1.88)		1.11		0.65		0.07

Less distributions to shareholders:
From net investment income	(0.59)		(0.40)		(0.41)		—
From net realized gains	(0.10)		—		—		—

Total distributions	(0.69)		(0.40)		(0.41)		—

Net asset value, end of period	$8.45		$11.02		$10.31		$10.07

Total Return ^	(18.04)%		10.96%		6.67%		0.70	% **

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$28,575		$65,578		$752		$101
Ratio of expenses to average daily net assets:
Before expense waiver	0.77%		0.78%		0.82%		0.77	% *
After expense waiver	0.71	% #	0.71	% #	0.71	% #	0.71	% *#
Net investment income (loss) to average daily net assets	5.44%		4.78%		4.64%		4.33	% *
Portfolio turnover rate	125%		131%		159%		159	% **

*	Annualized.

**	Percentage represents the results for the period and is not annualized.

***	Per share amount calculated on the average shares method.

+	For the period December 31, 2004 (commencement of operations) through October 31, 2005.

#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

^

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Strategic Income Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N

	Year Ended 10/31/08		Year Ended 10/31/07		Year Ended 10/31/06		Period Ended 10/31/05+

Net asset value, beginning of period	$10.95		$10.26		$10.01		$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.58	***	0.43	***	0.41	***	0.31	***
Net realized and unrealized gain (loss) on investments	(2.52)		0.61		0.18		(0.30)

Total income (loss) from investment operations	(1.94)		1.04		0.59		0.01

Less distributions to shareholders:
From net investment income	(0.52)		(0.35)		(0.34)		—
From net realized gains	(0.10)		—		—		—

Total distributions	(0.62)		(0.35)		(0.34)		—

Net asset value, end of period	$8.39		$10.95		$10.26		$10.01

Total Return ^	(18.63	)% ^^	10.26	% ^^	6.01	% ^^	0.10	% **^^

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$724		$589		$479		$101
Ratio of expenses to average daily net assets:
Before expense waiver	1.52%		1.53%		1.56%		1.52	% *
After expense waiver	1.38	% #	1.38	% #	1.38	% #	1.38	% *#
Net investment income (loss) to average daily net assets	5.58%		4.10%		4.07%		3.67	% *
Portfolio turnover rate	125%		131%		159%		159	% **

*	Annualized.

**	Percentage represents the results for the period and is not annualized.

***	Per share amount calculated on the average shares method.

+	For the period December 31, 2004 (commencement of operations) through October 31, 2005.

#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

^

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

^^	Total return excludes sales charges and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier High Yield Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A

	Year Ended 10/31/08		Year Ended 10/31/07	Year Ended 10/31/06		Year Ended 10/31/05+

Net asset value, beginning of year	$10.89		$10.85	$10.64		$10.39

Income (loss) from investment operations:
Net investment income (loss)	0.73	***	0.80 ***	0.76	***	0.74	***
Net realized and unrealized gain (loss) on investments	(2.92)		(0.11)	0.21		(0.37)

Total income (loss) from investment operations	(2.19)		0.69	0.97		0.37

Less distributions to shareholders:
From net investment income	(0.78)		(0.63)	(0.71)		(0.12)
From net realized gains	(0.03)		(0.02)	(0.05)		—

Total distributions	(0.81)		(0.65)	(0.76)		(0.12)

Net asset value, end of year	$7.89		$10.89	$10.85		$10.64

Total Return ^	(21.44	)%^^	6.53%^^	9.64	%^^	3.56	%^^

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$23,752		$32,164	$15,895		$5,660
Ratio of expenses to average daily net assets:
Before expense waiver	1.14%		1.14%	1.15%		1.16%
After expense waiver	N/A		N/A	1.15	% #	1.15	% #
Net investment income (loss) to average daily net assets	7.69%		7.42%	7.24%		6.98%
Portfolio turnover rate	87%		93%	61%		59%

	Class L

	Year Ended 10/31/08	Year Ended 10/31/07	Year Ended 10/31/06		Year Ended 10/31/05+

Net asset value, beginning of year	$10.94	$10.89	$10.67		$10.39

Income (loss) from investment operations:
Net investment income (loss)	0.76 ***	0.83 ***	0.79	***	0.76 ***
Net realized and unrealized gain (loss) on investments	(2.94)	(0.10)	0.20		(0.36)

Total income (loss) from investment operations	(2.18)	0.73	0.99		0.40

Less distributions to shareholders:
From net investment income	(0.80)	(0.66)	(0.72)		(0.12)
From net realized gains	(0.03)	(0.02)	(0.05)		—

Total distributions	(0.83)	(0.68)	(0.77)		(0.12)

Net asset value, end of year	$7.93	$10.94	$10.89		$10.67

Total Return ^	(21.19)%	6.73%	9.97%		3.78%

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$2,990	$5,135	$2,515		$369
Ratio of expenses to average daily net assets:
Before expense waiver	0.89%	0.88%	0.90%		0.91%
After expense waiver	N/A	N/A	0.90	% #	0.90%#
Net investment income (loss) to average daily net assets	7.93%	7.67%	7.53%		7.18%
Portfolio turnover rate	87%	93%	61%		59%

***	Per share amount calculated on the average shares method.

+	For the period November 1, 2004 (commencement of operations) through October 31, 2005.

#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

^

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

^^	Total return excludes sales charges and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier High Yield Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y

	Year Ended 10/31/08	Year Ended 10/31/07	Year Ended 10/31/06		Year Ended 10/31/05		Year Ended 10/31/04

Net asset value, beginning of year	$10.99	$10.93	$10.67		$10.39		$10.05

Income (loss) from investment operations:
Net investment income (loss)	0.78 ***	0.85 ***	0.80	***	0.77	***	0.84
Net realized and unrealized gain (loss) on investments	(2.96)	(0.11)	0.22		(0.37)		0.35

Total income (loss) from investment operations	(2.18)	0.74	1.02		0.40		1.19

Less distributions to shareholders:
From net investment income	(0.81)	(0.66)	(0.71)		(0.12)		(0.85)
From net realized gains	(0.03)	(0.02)	(0.05)		—		—

Total distributions	(0.84)	(0.68)	(0.76)		(0.12)		(0.85)

Net asset value, end of year	$7.97	$10.99	$10.93		$10.67		$10.39

Total Return	(21.10)%^	6.85%^	10.15	%^	3.92	%^	12.32%

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$77,447	$105,706	$79,691		$64,235		$78,901
Ratio of expenses to average daily net assets:
Before expense waiver	0.74%	0.73%	0.75%		0.75%		0.78%
After expense waiver	N/A	N/A	0.75	% #	0.75	% #	0.75	% #
Net investment income (loss) to average daily net assets	8.10%	7.80%	7.59%		7.29%		8.30%
Portfolio turnover rate	87%	93%	61%		59%		70%

	Class S

	Year Ended 10/31/08		Year Ended 10/31/07	Year Ended 10/31/06	Year Ended 10/31/05+

Net asset value, beginning of year	$10.98		$10.92	$10.67	$10.39

Income (loss) from investment operations:
Net investment income (loss)	0.78	***	0.85 ***	0.80 ***	0.78 ***
Net realized and unrealized gain (loss) on investments	(2.94)		(0.11)	0.22	(0.37)

Total income (loss) from investment operations	(2.16)		0.74	1.02	0.41

Less distributions to shareholders:
From net investment income	(0.82)		(0.66)	(0.72)	(0.13)
From net realized gains	(0.03)		(0.02)	(0.05)	—

Total distributions	(0.85)		(0.68)	(0.77)	(0.13)

Net asset value, end of year	$7.97		$10.98	$10.92	$10.67

Total Return ^	(21.03	) %	6.98%	10.17%	3.96%

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$45,375		$53,406	$32,625	$24,644
Ratio of expenses to average daily net assets:
Before expense waiver	0.69%		0.68%	0.70%	0.70%
After expense waiver	N/A		N/A	0.70%#	0.70%#
Net investment income (loss) to average daily net assets	8.14%		7.86%	7.65%	7.37%
Portfolio turnover rate	87%		93%	61%	59%

***	Per share amount calculated on the average shares method.

+	For the period November 1, 2004 (commencement of operations) through October 31, 2005.

#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

^

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier High Yield Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N

	Year Ended 10/31/08		Year Ended 10/31/07	Year Ended 10/31/06	Year Ended 10/31/05+

Net asset value, beginning of year	$10.88		$10.87	$10.62	$10.39

Income (loss) from investment operations:
Net investment income (loss)	0.73	***	0.77 ***	0.75 ***	0.70 ***
Net realized and unrealized gain (loss) on investments	(2.95)		(0.11)	0.18	(0.36)

Total income (loss) from investment operations	(2.22)		0.66	0.93	0.34

Less distributions to shareholders:
From net investment income	(0.75)		(0.63)	(0.63)	(0.11)
From net realized gains	(0.03)		(0.02)	(0.05)	—

Total distributions	(0.78)		(0.65)	(0.68)	(0.11)

Net asset value, end of year	$7.88		$10.88	$10.87	$10.62

Total Return ^	(21.67	)%^^	6.08%^^	9.29%^^	3.25%^^

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$525		$1,949	$1,963	$109
Ratio of expenses to average daily net assets:
Before expense waiver	1.44%		1.43%	1.45%	1.45%
After expense waiver	N/A		N/A	1.45%#	1.45%#
Net investment income (loss) to average daily net assets	7.50%		7.11%	7.10%	6.60%
Portfolio turnover rate	87%		93%	61%	59%

***	Per share amount calculated on the average shares method.

+	For the period November 1, 2004 (commencement of operations) through October 31, 2005.

#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

^

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

^^	Total return excludes sales charges and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier International Bond Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A		Class L		Class Y		Class S		Class N

	Period Ended 10/31/08+		Period Ended 10/31/08+		Period Ended 10/31/08+		Period Ended 10/31/08+		Period Ended 10/31/08+

Net asset value, beginning of period	$10.00		$10.00		$10.00		$10.00		$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.27	***	0.30	***	0.31	***	0.32	***	0.25	***
Net realized and unrealized gain (loss) on investments	(0.57)		(0.58)		(0.58)		(0.59)		(0.58)

Total income (loss) from investment operations	(0.30)		(0.28)		(0.27)		(0.27)		(0.33)

Net asset value, end of period	$9.70		$9.72		$9.73		$9.73		$9.67

Total Return ^	(3.00	)% **^^	(2.80	)% **	(2.70	)% **	(2.70	)% **	(3.30	)% **^^

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$200		$97		$97		$23,913		$97
Ratio of expenses to average daily net assets:
Before expense waiver	1.48	% *	1.23	% *	1.08	% *	0.98	% *	1.78	% *
After expense waiver	1.20	% *#	0.95	% *#	0.80	% *#	0.75	% *#	1.50	% *#
Net investment income (loss) to average daily net assets	3.01	% *	3.29	% *	3.44	% *	3.49	% *	2.73	% *
Portfolio turnover rate	53	% **	53	% **	53	% **	53	% **	53	% **

*	Annualized.

**	Percentage represents the results for the period and is not annualized.

***	Per share amount calculated on the average shares method.

+	For the period December 20, 2007 (commencement of operations) through October 31, 2008.

#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

^

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

^^	Total return excludes sales charges and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A

	Year Ended 10/31/08		Year Ended 10/31/07		Year Ended 10/31/06		Year Ended 10/31/05		Period Ended 10/31/04++		Year Ended 12/31/03

Net asset value, beginning of period	$11.07		$10.31		$9.45		$9.10		$8.84		$7.66

Income (loss) from investment operations:
Net investment income (loss)	0.19	***	0.24	***	0.20	***	0.17	***	0.11	***	0.14 ***
Net realized and unrealized gain (loss) on investments	(2.86)		0.75		0.87		0.36		0.15		1.20

Total income (loss) from investment operations	(2.67)		0.99		1.07		0.53		0.26		1.34

Less distributions to shareholders:
From net investment income	(0.25)		(0.23)		(0.21)		(0.18)		—		(0.16)
From net realized gains	(0.17)		—		—		—		—		—
Total distributions	(0.42)		(0.23)		(0.21)		(0.18)		—		(0.16)

Net asset value, end of period	$7.98		$11.07		$10.31		$9.45		$9.10		$8.84

Total Return ^	(25.01	)% ^^	9.76	% ^^	11.47	% ^^	5.84	% ^^	2.94	% **^^	17.52%

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$7,972		$11,595		$9,378		$7,838		$7,555		$7,287
Ratio of expenses to average daily net assets:
Before expense waiver	1.25%		1.20%		1.21%		1.17%		1.20	% *	1.16%
After expense waiver	1.23	% #	1.16	% #	1.16	% #	1.16	% #	N/A		N/A
Net investment income (loss) to average daily net assets	1.94%		2.23%		2.04%		1.84%		1.43	% *	1.70%
Portfolio turnover rate	184%		194%		150%		139%		104	% **	95%

	Class L

	Year Ended 10/31/08		Year Ended 10/31/07		Year Ended 10/31/06		Year Ended 10/31/05		Period Ended 10/31/04++		Year Ended 12/31/03

Net asset value, beginning of period	$11.22		$10.44		$9.55		$9.18		$8.91		$7.71

Income (loss) from investment operations:
Net investment income (loss)	0.22	***	0.27	***	0.23	***	0.20	***	0.13	***	0.16 ***
Net realized and unrealized gain (loss) on investments	(2.91)		0.76		0.88		0.36		0.14		1.21

Total income (loss) from investment operations	(2.69)		1.03		1.11		0.56		0.27		1.37

Less distributions to shareholders:
From net investment income	(0.27)		(0.25)		(0.22)		(0.19)		—		(0.17)
From net realized gains	(0.17)		—		—		—		—		—

Total distributions	(0.44)		(0.25)		(0.22)		(0.19)		—		(0.17)

Net asset value, end of period	$8.09		$11.22		$10.44		$9.55		$9.18		$8.91

Total Return ^	(24.84)%		10.04%		11.86%		6.02%		3.14	% **	17.77%

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$1,785		$2,418		$2,195		$2,119		$2,779		$2,393
Ratio of expenses to average daily net assets:
Before expense waiver	1.00%		0.95%		0.96%		0.92%		0.94	% *	0.91%
After expense waiver	0.98	% #	0.91	% #	0.91	% #	0.91	% #	N/A		N/A
Net investment income (loss) to average daily net assets	2.18%		2.48%		2.29%		2.14%		1.70	% *	1.97%
Portfolio turnover rate	184%		194%		150%		139%		104	% **	95%

*	Annualized.

**	Percentage represents the results for the period and is not annualized.

***	Per share amount calculated on the average shares method.

++	For the period January 1, 2004 through October 31, 2004.

#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

^

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

^^	Total return excludes sales charges and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y

	Year Ended 10/31/08		Year Ended 10/31/07		Year Ended 10/31/06		Year Ended 10/31/05		Period Ended 10/31/04++		Year Ended 12/31/03

Net asset value, beginning of period	$11.59		$10.77		$9.86		$9.48		$9.18		$7.94

Income (loss) from investment operations:
Net investment income (loss)	0.24	***	0.29	***	0.25	***	0.22	***	0.14	***	0.18 ***
Net realized and unrealized gain (loss) on investments	(3.00)		0.79		0.90		0.38		0.16		1.25

Total income (loss) from investment operations	(2.76)		1.08		1.15		0.60		0.30		1.43

Less distributions to shareholders:
From net investment income	(0.29)		(0.26)		(0.24)		(0.22)		—		(0.19)
From net realized gains	(0.17)		—		—		—		—		—

Total distributions	(0.46)		(0.26)		(0.24)		(0.22)		—		(0.19)

Net asset value, end of period	$8.37		$11.59		$10.77		$9.86		$9.48		$9.18

Total Return ^	(24.71)%		10.25%		11.90%		6.31%		3.27	% **	18.02%

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$1,911		$2,597		$2,119		$1,923		$2,083		$2,138
Ratio of expenses to average daily net assets:
Before expense waiver	0.85%		0.80%		0.81%		0.77%		0.80	%*	0.76%
After expense waiver	0.83	% #	0.76	% #	0.76	% #	0.76	% #	N/A		N/A
Net investment income (loss) to average daily net assets	2.33%		2.63%		2.44%		2.26%		1.84	% *	2.09%
Portfolio turnover rate	184%		194%		150%		139%		104	% **	95%

	Class S

	Year Ended 10/31/08		Year Ended 10/31/07		Year Ended 10/31/06		Year Ended 10/31/05		Period Ended 10/31/04++		Year Ended 12/31/03

Net asset value, beginning of period	$11.26		$10.47		$9.59		$9.22		$8.93		$7.72

Income (loss) from investment operations:
Net investment income (loss)	0.25	***	0.30	***	0.26	***	0.23	***	0.15	***	0.19 ***
Net realized and unrealized gain (loss) on investments	(2.91)		0.77		0.88		0.37		0.14		1.22

Total income (loss) from investment operations	(2.66)		1.07		1.14		0.60		0.29		1.41

Less distributions to shareholders:
From net investment income	(0.31)		(0.28)		(0.26)		(0.23)		—		(0.20)
From net realized gains	(0.17)		—		—		—		—		—

Total distributions	(0.48)		(0.28)		(0.26)		(0.23)		—		(0.20)

Net asset value, end of period	$8.12		$11.26		$10.47		$9.59		$9.22		$8.93

Total Return ^	(24.61)%		10.42%		12.12%		6.43%		3.36	% **	18.30%

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$111,174		$180,719		$207,263		$231,935		$262,347		$277,665
Ratio of expenses to average daily net assets:
Before expense waiver	0.69%		0.64%		0.65%		0.61%		0.63	% *	0.60%
After expense waiver	0.67	% #	0.60	% #	0.60	% #	0.60	% #	N/A		N/A
Net investment income (loss) to average daily net assets	2.50%		2.80%		2.61%		2.43%		1.99	% *	2.26%
Portfolio turnover rate	184%		194%		150%		139%		104	% **	95%

*	Annualized.

**	Percentage represents the results for the period and is not annualized.

***	Per share amount calculated on the average shares method.

++	For the period January 1, 2004 through October 31, 2004.

#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

^

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N

	Year Ended 10/31/08		Year Ended 10/31/07		Year Ended 10/31/06		Year Ended 10/31/05		Period Ended 10/31/04++		Year Ended 12/31/03

Net asset value, beginning of period	$10.97		$10.21		$9.37		$9.00		$8.77		$7.63

Income (loss) from investment operations:
Net investment income (loss)	0.16	***	0.20	***	0.18	***	0.15	***	0.08	***	0.12	***
Net realized and unrealized gain (loss) on investments	(2.84)		0.75		0.84		0.34		0.15		1.19

Total income (loss) from investment operations	(2.68)		0.95		1.02		0.49		0.23		1.31

Less distributions to shareholders:
From net investment income	(0.22)		(0.19)		(0.18)		(0.12)		—		(0.17)
From net realized gains	(0.17)		—		—		—		—		—

Total distributions	(0.39)		(0.19)		(0.18)		(0.12)		—		(0.17)

Net asset value, end of period	$7.90		$10.97		$10.21		$9.37		$9.00		$8.77

Total Return ^	(25.29	)% ^^	9.48	% ^^	11.03	% ^^	5.49	% ^^	2.62	% **^^	17.22	% ^^

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$106		$147		$137		$416		$544		$523
Ratio of expenses to average daily net assets:
Before expense waiver	1.56%		1.51%		1.52%		1.48%		1.49	% *	1.47%
After expense waiver	1.54	% #	1.47	% #	1.47	% #	1.47	% #	N/A		N/A
Net investment income (loss) to average daily net assets	1.63%		1.92%		1.81%		1.60%		1.13	% *	1.38%
Portfolio turnover rate	184%		194%		150%		139%		104	% **	95%

*	Annualized.

**	Percentage represents the results for the period and is not annualized.

***	Per share amount calculated on the average shares method.

++	For the period January 1, 2004 through October 31, 2004.

#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

^

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

^^	Total return excludes sales charges and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A

	Year Ended 10/31/08		Year Ended 10/31/07		Year Ended 10/31/06		Year Ended 10/31/05+

Net asset value, beginning of year	$20.67		$18.72		$16.82		$15.87

Income (loss) from investment operations:
Net investment income (loss)	0.17	***	0.14	***	0.16	***	0.22	***
Net realized and unrealized gain (loss) on investments	(7.74)		2.94		2.07		0.82

Total income (loss) from investment operations	(7.57)		3.08		2.23		1.04

Less distributions to shareholders:
From net investment income	(0.16)		(0.80)		(0.24)		(0.09)
From net realized gains	(2.18)		(0.33)		(0.09)		—

Total distributions	(2.34)		(1.13)		(0.33)		(0.09)

Net asset value, end of year	$10.76		$20.67		$18.72		$16.82

Total Return ^	(40.92	)% ^^	17.21	% ^^	13.45	% ^^	6.52	% ^^

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$13,721		$27,778		$24,149		$15,932
Ratio of expenses to average daily net assets:
Before expense waiver	1.10%		1.10%		1.10%		1.09%
After expense waiver	N/A		N/A		1.10	% #	N/A
Net investment income (loss) to average daily net assets	1.07%		0.72%		0.93%		1.32%
Portfolio turnover rate	156%		151%		157%		53%

	Class L

	Year Ended 10/31/08		Year Ended 10/31/07		Year Ended 10/31/06		Year Ended 10/31/05		Year Ended 10/31/04

Net asset value, beginning of year	$20.76		$18.78		$16.86		$15.87		$14.15

Income (loss) from investment operations:
Net investment income (loss)	0.22	***	0.20	***	0.24	***	0.28	***	0.23
Net realized and unrealized gain (loss) on investments	(7.77)		2.94		2.04		0.80		1.87

Total income (loss) from investment operations	(7.55)		3.14		2.28		1.08		2.10

Less distributions to shareholders:
From net investment income	(0.21)		(0.83)		(0.27)		(0.09)		(0.38)
From net realized gains	(2.18)		(0.33)		(0.09)		—		—

Total distributions	(2.39)		(1.16)		(0.36)		(0.09)		(0.38)

Net asset value, end of year	$10.82		$20.76		$18.78		$16.86		$15.87

Total Return ^	(40.71)%		17.55%		13.76%		6.82%		15.00%

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$33,000		$78,980		$77,697		$121,377		$70,724
Ratio of expenses to average daily net assets:
Before expense waiver	0.81%		0.81%		0.81%		0.80%		0.80%
After expense waiver	N/A		N/A		0.81	% #	N/A		0.80	% #
Net investment income (loss) to average daily net assets	1.37%		1.01%		1.36%		1.66%		1.38%
Portfolio turnover rate	156%		151%		157%		53%		30%

***	Per share amount calculated on the average shares method.

+	For the period November 1, 2004 (commencement of operations) through October 31, 2005.

#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

^

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

^^	Total return excludes sales charges and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y

	Year Ended 10/31/08	Year Ended 10/31/07	Year Ended 10/31/06		Year Ended 10/31/05+

Net asset value, beginning of year	$20.76	$18.80	$16.87		$15.87

Income (loss) from investment operations:
Net investment income (loss)	0.23 ***	0.22 ***	0.24	***	0.30 ***
Net realized and unrealized gain (loss) on investments	(7.76)	2.94	2.07		0.80

Total income (loss) from investment operations	(7.53)	3.16	2.31		1.10

Less distributions to shareholders:
From net investment income	(0.23)	(0.87)	(0.29)		(0.10)
From net realized gains	(2.18)	(0.33)	(0.09)		—

Total distributions	(2.41)	(1.20)	(0.38)		(0.10)

Net asset value, end of year	$10.82	$20.76	$18.80		$16.87

Total Return ^	(40.63)%	17.63%	13.89%		6.97%

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$1,727	$4,389	$3,400		$3,147
Ratio of expenses to average daily net assets:
Before expense waiver	0.70%	0.70%	0.70%		0.69%
After expense waiver	N/A	N/A	0.70	% #	N/A
Net investment income (loss) to average daily net assets	1.46%	1.12%	1.38%		1.78%
Portfolio turnover rate	156%	151%	157%		53%

	Class S

	Year Ended 10/31/08	Year Ended 10/31/07	Year Ended 10/31/06		Year Ended 10/31/05+

Net asset value, beginning of year	$20.78	$18.81	$16.89		$15.87

Income (loss) from investment operations:
Net investment income (loss)	0.25 ***	0.24 ***	0.26	***	0.32 ***
Net realized and unrealized gain (loss) on investments	(7.77)	2.94	2.06		0.80

Total income (loss) from investment operations	(7.52)	3.18	2.32		1.12

Less distributions to shareholders:
From net investment income	(0.25)	(0.88)	(0.31)		(0.10)
From net realized gains	(2.18)	(0.33)	(0.09)		—

Total distributions	(2.43)	(1.21)	(0.40)		(0.10)

Net asset value, end of year	$10.83	$20.78	$18.81		$16.89

Total Return ^	(40.58)%	17.78%	14.00%		7.05%

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$176,805	$388,559	$370,894		$393,965
Ratio of expenses to average daily net assets:
Before expense waiver	0.60%	0.60%	0.60%		0.59%
After expense waiver	N/A	N/A	0.60	% #	N/A
Net investment income (loss) to average daily net assets	1.57%	1.22%	1.51%		1.89%
Portfolio turnover rate	156%	151%	157%		53%

***	Per share amount calculated on the average shares method.

+	For the period November 1, 2004 (commencement of operations) through October 31, 2005.

#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

^

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N

	Year Ended 10/31/08		Year Ended 10/31/07		Year Ended 10/31/06		Year Ended 10/31/05+

Net asset value, beginning of year	$20.51		$18.68		$16.78		$15.87

Income (loss) from investment operations:
Net investment income (loss)	0.12	***	0.06	***	0.04	***	0.19	***
Net realized and unrealized gain (loss) on investments	(7.71)		2.91		2.12		0.79

Total income (loss) from investment operations	(7.59)		2.97		2.16		0.98

Less distributions to shareholders:
From net investment income	—		(0.81)		(0.17)		(0.07)
From net realized gains	(2.18)		(0.33)		(0.09)		—

Total distributions	(2.18)		(1.14)		(0.26)		(0.07)

Net asset value, end of year	$10.74		$20.51		$18.68		$16.78

Total Return ^	(41.07	)% ^^	16.64	% ^^	13.06	% ^^	6.18	% ^^

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$109		$132		$762		$182
Ratio of expenses to average daily net assets:
Before expense waiver	1.41%		1.41%		1.42%		1.40%
After expense waiver	N/A		N/A		1.42	%#	N/A
Net investment income (loss) to average daily net assets	0.75%		0.31%		0.23%		1.13%
Portfolio turnover rate	156%		151%		157%		53%

***	Per share amount calculated on the average shares method.

+	For the period November 1, 2004 (commencement of operations) through October 31, 2005.

#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

^

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

^^	Total return excludes sales charges and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Value Equity Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A		Class L		Class Y		Class S		Class N

	Period Ended 10/31/08+		Period Ended 10/31/08+		Period Ended 10/31/08+		Period Ended 10/31/08+		Period Ended 10/31/08+

Net asset value, beginning of period	$10.00		$10.00		$10.00		$10.00		$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.10	***	0.13	***	0.14	***	0.14	***	0.08	***
Net realized and unrealized gain (loss) on investments	(3.63)		(3.64)		(3.65)		(3.64)		(3.63)

Total income (loss) from investment operations	(3.53)		(3.51)		(3.51)		(3.50)		(3.55)

Net asset value, end of period	$6.47		$6.49		$6.49		$6.50		$6.45

Total Return ^	(35.30	)%**^^	(35.10	)%**	(35.10	)%**	(35.00	)%**	(35.50	)%**^^

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$242		$65		$65		$9,489		$65
Ratio of expenses to average daily net assets:
Before expense waiver	1.70	%*	1.45	%*	1.30	%*	1.20	%*	2.00	%*
After expense waiver	1.10	%*#	0.82	%*#	0.70	%*#	0.60	%*#	1.40	%*#
Net investment income (loss) to average daily net assets	1.34	%*	1.65	%*	1.77	%*	1.87	%*	1.07	%*
Portfolio turnover rate	107	%**	107	%**	107	%**	107	%**	107	%**

*	Annualized.

**	Percentage represents the results for the period and is not annualized.

***	Per share amount calculated on the average shares method.

+	For the period December 20, 2007 (commencement of operations) through October 31, 2008.

#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

^

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

^^	Total return excludes sales charges and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Enhanced Index Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A

	Year Ended 10/31/08		Year Ended 10/31/07	Year Ended 10/31/06	Year Ended 10/31/05+

Net asset value, beginning of year	$13.12		$13.45	$12.20	$10.96

Income (loss) from investment operations:
Net investment income (loss)	0.22	***	0.19 ***	0.18 ***	0.18 ***
Net realized and unrealized gain (loss) on investments	(4.90)		0.79	2.17	1.16

Total income (loss) from investment operations	(4.68)		0.98	2.35	1.34

Less distributions to shareholders:
From net investment income	(0.04)		(0.19)	(0.19)	(0.04)
From net realized gains	—		(1.08)	(0.91)	(0.06)
Tax return of capital	—		(0.04)	—	—

Total distributions	(0.04)		(1.31)	(1.10)	(0.10)

Net asset value, end of year	$8.40		$13.12	$13.45	$12.20

Total Return ^	(35.83	)%^^	7.62%^^	20.68%^^	12.30%^^

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$12,315		$18,838	$4,698	$1,509
Ratio of expenses to average daily net assets:
Before expense waiver	1.10%		1.10%	1.14%	1.16%
After expense waiver	1.10	%#	1.09%#	1.09%#	1.09%#
Net investment income (loss) to average daily net assets	1.95%		1.42%	1.48%	1.47%
Portfolio turnover rate	148%		139%	144%	150%

	Class L

	Year Ended 10/31/08	Year Ended 10/31/07	Year Ended 10/31/06	Year Ended 10/31/05+

Net asset value, beginning of year	$13.18	$13.52	$12.20	$10.96

Income (loss) from investment operations:
Net investment income (loss)	0.25 ***	0.23 ***	0.21 ***	0.21 ***
Net realized and unrealized gain (loss) on investments	(4.93)	0.79	2.19	1.14

Total income (loss) from investment operations	(4.68)	1.02	2.40	1.35

Less distributions to shareholders:
From net investment income	(0.05)	(0.23)	(0.17)	(0.05)
From net realized gains	—	(1.08)	(0.91)	(0.06)
Tax return of capital	—	(0.05)	—	—

Total distributions	(0.05)	(1.36)	(1.08)	(0.11)

Net asset value, end of year	$8.45	$13.18	$13.52	$12.20

Total Return ^	(35.62)%	7.83%	21.04%	12.47%

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$65,257	$118,847	$15,911	$2,192
Ratio of expenses to average daily net assets:
Before expense waiver	0.85%	0.85%	0.89%	0.91%
After expense waiver	0.85%#	0.84%#	0.84%#	0.84%#
Net investment income (loss) to average daily net assets	2.20%	1.65%	1.67%	1.74%
Portfolio turnover rate	148%	139%	144%	150%

***	Per share amount calculated on the average shares method.

+	For the period November 1, 2004 (commencement of operations) through October 31, 2005.

#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

^

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

^^	Total return excludes sales charges and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Enhanced Index Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y

	Year Ended 10/31/08	Year Ended 10/31/07	Year Ended 10/31/06	Year Ended 10/31/05	Year Ended 10/31/04

Net asset value, beginning of year	$13.22	$13.56	$12.24	$10.96	$10.01

Income (loss) from investment operations:
Net investment income (loss)	0.27 ***	0.26 ***	0.24 ***	0.23 ***	0.18
Net realized and unrealized gain (loss) on investments	(4.95)	0.78	2.18	1.16	1.34

Total income (loss) from investment operations	(4.68)	1.04	2.42	1.39	1.52

Less distributions to shareholders:
From net investment income	(0.06)	(0.25)	(0.19)	(0.05)	(0.31)
From net realized gains	—	(1.08)	(0.91)	(0.06)	(0.26)
Tax return of capital	—	(0.05)	—	—	—

Total distributions	(0.06)	(1.38)	(1.10)	(0.11)	(0.57)

Net asset value, end of year	$8.48	$13.22	$13.56	$12.24	$10.96

Total Return	(35.56)%^	7.98%^	21.22%^	12.74%^	15.31%

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$68,843	$157,740	$109,358	$78,550	$38,480
Ratio of expenses to average daily net assets:
Before expense waiver	0.70%	0.70%	0.74%	0.76%	0.98%
After expense waiver	0.70%#	0.69%#	0.69%#	0.69%#	0.70%#
Net investment income (loss) to average daily net assets	2.37%	1.90%	1.93%	1.95%	1.80%
Portfolio turnover rate	148%	139%	144%	150%	102%

	Class S

	Year Ended 10/31/08	Year Ended 10/31/07	Year Ended 10/31/06	Year Ended 10/31/05+

Net asset value, beginning of year	$13.29	$13.57	$12.25	$10.96

Income (loss) from investment operations:
Net investment income (loss)	0.28 ***	0.25 ***	0.26 ***	0.25 ***
Net realized and unrealized gain (loss) on investments	(4.98)	0.87	2.17	1.15

Total income (loss) from investment operations	(4.70)	1.12	2.43	1.40

Less distributions to shareholders:
From net investment income	(0.06)	(0.27)	(0.20)	(0.05)
From net realized gains	—	(1.08)	(0.91)	(0.06)
Tax return of capital	—	(0.05)	—	—

Total distributions	(0.06)	(1.40)	(1.11)	(0.11)

Net asset value, end of year	$8.53	$13.29	$13.57	$12.25

Total Return ^	(35.50)%	8.55%	21.37%	12.85%

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$166,317	$287,201	$241	$112
Ratio of expenses to average daily net assets:
Before expense waiver	0.60%	0.60%	0.64%	0.66%
After expense waiver	0.60%#	0.59%#	0.59%#	0.59%#
Net investment income (loss) to average daily net assets	2.45%	1.80%	2.04%	2.08%
Portfolio turnover rate	148%	139%	144%	150%

***	Per share amount calculated on the average shares method.

+	For the period November 1, 2004 (commencement of operations) through October 31, 2005.

#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

^

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Enhanced Index Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N

	Year Ended 10/31/08		Year Ended 10/31/07		Year Ended 10/31/06		Year Ended 10/31/05+

Net asset value, beginning of year	$13.19		$13.48		$12.16		$10.96

Income (loss) from investment operations:
Net investment income (loss)	0.19	***	0.15	***	0.15	***	0.15	***
Net realized and unrealized gain (loss) on investments	(4.93)		0.79		2.18		1.15

Total income (loss) from investment operations	(4.74)		0.94		2.33		1.30

Less distributions to shareholders:
From net investment income	(0.03)		(0.12)		(0.10)		(0.04)
From net realized gains	—		(1.08)		(0.91)		(0.06)
Tax return of capital	—		(0.03)		—		—

Total distributions	(0.03)		(1.23)		(1.01)		(0.10)

Net asset value, end of year	$8.42		$13.19		$13.48		$12.16

Total Return ^	(36.01	)% ^^	7.26	% ^^	20.35	% ^^	11.96	% ^^

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$216		$468		$134		$111
Ratio of expenses to average daily net assets:
Before expense waiver	1.41%		1.41%		1.45%		1.47%
After expense waiver	1.41	% #	1.40	% #	1.40	% #	1.40	% #
Net investment income (loss) to average daily net assets	1.66%		1.13%		1.23%		1.27%
Portfolio turnover rate	148%		139%		144%		150%

***	Per share amount calculated on the average shares method.

+	For the period November 1, 2004 (commencement of operations) through October 31, 2005.

#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

^

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

^^	Total return excludes sales charges and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Enhanced Index Core Equity Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A

	Year Ended 10/31/08		Year Ended 10/31/07		Year Ended 10/31/06		Year Ended 10/31/05+

Net asset value, beginning of year	$13.83		$12.46		$10.80		$9.95

Income (loss) from investment operations:
Net investment income (loss)	0.13	***	0.10	***	0.09	***	0.09	***
Net realized and unrealized gain (loss) on investments	(5.24)		1.38		1.67		0.81

Total income (loss) from investment operations	(5.11)		1.48		1.76		0.90

Less distributions to shareholders:
From net investment income	(0.12)		(0.11)		(0.10)		(0.05)

Total distributions	(0.12)		(0.11)		(0.10)		(0.05)

Net asset value, end of year	$8.60		$13.83		$12.46		$10.80

Total Return ^	(37.19	)% ^^	11.89	% ^^	16.45	% ^^	9.02	% ^^

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$4,557		$7,136		$2,693		$344
Ratio of expenses to average daily net assets:
Before expense waiver	1.20%		1.13%		1.20%		1.20%
After expense waiver	1.09	% #	1.09	% #	1.09	% #	1.09	% #
Net investment income (loss) to average daily net assets	1.11%		0.79%		0.78%		0.86%
Portfolio turnover rate	138%		148%		163%		154%

	Class L

	Year Ended 10/31/08		Year Ended 10/31/07		Year Ended 10/31/06		Year Ended 10/31/05+

Net asset value, beginning of year	$13.90		$12.50		$10.82		$9.95

Income (loss) from investment operations:
Net investment income (loss)	0.16	***	0.14	***	0.13	***	0.12	***
Net realized and unrealized gain (loss) on investments	(5.25)		1.37		1.67		0.80

Total income (loss) from investment operations	(5.09)		1.51		1.80		0.92

Less distributions to shareholders:
From net investment income	(0.15)		(0.11)		(0.12)		(0.05)

Total distributions	(0.15)		(0.11)		(0.12)		(0.05)

Net asset value, end of year	$8.66		$13.90		$12.50		$10.82

Total Return ^	(37.05)%		12.17%		16.78%		9.26%

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$1,234		$1,972		$777		$720
Ratio of expenses to average daily net assets:
Before expense waiver	0.95%		0.88%		0.94%		0.95%
After expense waiver	0.84	% #	0.84	% #	0.84	% #	0.84	% #
Net investment income (loss) to average daily net assets	1.37%		1.04%		1.13%		1.08%
Portfolio turnover rate	138%		148%		163%		154%

***	Per share amount calculated on the average shares method.

+	For the period November 1, 2004 (commencement of operations) through October 31, 2005.

#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

^

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

^^	Total return excludes sales charges and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Enhanced Index Core Equity Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y

	Year Ended 10/31/08		Year Ended 10/31/07		Year Ended 10/31/06		Year Ended 10/31/05		Year Ended 10/31/04

Net asset value, beginning of year	$13.92		$12.51		$10.83		$9.95		$9.28

Income (loss) from investment operations:
Net investment income (loss)	0.19	***	0.16	***	0.15	***	0.16	***	0.11
Net realized and unrealized gain (loss) on investments	(5.28)		1.38		1.67		0.77		0.74

Total income (loss) from investment operations	(5.09)		1.54		1.82		0.93		0.85

Less distributions to shareholders:
From net investment income	(0.16)		(0.13)		(0.14)		(0.05)		(0.18)

Total distributions	(0.16)		(0.13)		(0.14)		(0.05)		(0.18)

Net asset value, end of year	$8.67		$13.92		$12.51		$10.83		$9.95

Total Return	(37.02	)% ^	12.33	% ^	17.00	% ^	9.39	% ^	9.17%

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$10,009		$57,125		$39,859		$31,582		$30,017
Ratio of expenses to average daily net assets:
Before expense waiver	0.80%		0.73%		0.79%		0.80%		1.00%
After expense waiver	0.69	% #	0.69	% #	0.69	% #	0.69	% #	0.70	% #
Net investment income (loss) to average daily net assets	1.56%		1.21%		1.28%		1.46%		1.06%
Portfolio turnover rate	138%		148%		163%		154%		116%

	Class S

	Year Ended 10/31/08		Year Ended 10/31/07		Year Ended 10/31/06		Year Ended 10/31/05+

Net asset value, beginning of year	$13.96		$12.55		$10.85		$9.95

Income (loss) from investment operations:
Net investment income (loss)	0.19	***	0.18	***	0.16	***	0.17	***
Net realized and unrealized gain (loss) on investments	(5.29)		1.37		1.68		0.78

Total income (loss) from investment operations	(5.10)		1.55		1.84		0.95

Less distributions to shareholders:
From net investment income	(0.17)		(0.14)		(0.14)		(0.05)

Total distributions	(0.17)		(0.14)		(0.14)		(0.05)

Net asset value, end of year	$8.69		$13.96		$12.55		$10.85

Total Return ^	(36.92)%		12.48%		17.01%		9.70%

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$415		$390		$204		$109
Ratio of expenses to average daily net assets:
Before expense waiver	0.75%		0.68%		0.74%		0.70%
After expense waiver	0.59	% #	0.59	% #	0.59	% #	0.59	% #
Net investment income (loss) to average daily net assets	1.60%		1.33%		1.37%		1.56%
Portfolio turnover rate	138%		148%		163%		154%

***	Per share amount calculated on the average shares method.

+	For the period November 1, 2004 (commencement of operations) through October 31, 2005.

#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

^

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Enhanced Index Core Equity Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N

	Year Ended 10/31/08		Year Ended 10/31/07		Year Ended 10/31/06		Year Ended 10/31/05+

Net asset value, beginning of year	$13.83		$12.44		$10.77		$9.95

Income (loss) from investment operations:
Net investment income (loss)	0.09	***	0.05	***	0.07	***	0.08	***
Net realized and unrealized gain (loss) on investments	(5.22)		1.39		1.66		0.78

Total income (loss) from investment operations	(5.13)		1.44		1.73		0.86

Less distributions to shareholders:
From net investment income	(0.12)		(0.05)		(0.06)		(0.04)

Total distributions	(0.12)		(0.05)		(0.06)		(0.04)

Net asset value, end of year	$8.58		$13.83		$12.44		$10.77

Total Return ^	(37.48	)% ^^	11.58	%^^	16.13	%^^	8.66	% ^^

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$512		$636		$125		$108
Ratio of expenses to average daily net assets:
Before expense waiver	1.50%		1.43%		1.49%		1.51%
After expense waiver	1.40	% #	1.40	% #	1.40	% #	1.40	% #
Net investment income (loss) to average daily net assets	0.80%		0.39%		0.57%		0.75%
Portfolio turnover rate	138%		148%		163%		154%

***	Per share amount calculated on the average shares method.

+	For the period November 1, 2004 (commencement of operations) through October 31, 2005.

#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

^

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

^^	Total return excludes sales charges and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Main Street Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A

	Year Ended 10/31/08		Year Ended 10/31/07		Year Ended 10/31/06		Period Ended 10/31/05+

Net asset value, beginning of period	$12.50		$11.58		$10.15		$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.07	***	0.09	***	0.06	***	0.05	***
Net realized and unrealized gain (loss) on investments	(4.42)		1.48		1.49		0.10

Total income (loss) from investment operations	(4.35)		1.57		1.55		0.15

Less distributions to shareholders:
From net investment income	(0.09)		(0.09)		(0.12)		—
From net realized gains	(1.61)		(0.56)		—		—

Total distributions	(1.70)		(0.65)		(0.12)		—

Net asset value, end of period	$6.45		$12.50		$11.58		$10.15

Total Return ^	(39.67	)% ^^	14.20	% ^^	15.35	% ^^	1.50	%**^^

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$11,185		$20,165		$13,292		$4,562
Ratio of expenses to average daily net assets:
Before expense waiver	1.27%		1.27%		1.27%		1.25	%*
After expense waiver	1.16	% #	1.16	% #	1.23	% #	1.23	%*#
Net investment income (loss) to average daily net assets	0.79%		0.73%		0.58%		0.54	%*
Portfolio turnover rate	116%		105%		110%		78	%**

	Class L

	Year Ended 10/31/08		Year Ended 10/31/07		Year Ended 10/31/06		Period Ended 10/31/05+

Net asset value, beginning of period	$12.59		$11.64		$10.17		$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.10	***	0.12	***	0.10	***	0.08	***
Net realized and unrealized gain (loss) on investments	(4.46)		1.49		1.48		0.09

Total income (loss) from investment operations	(4.36)		1.61		1.58		0.17

Less distributions to shareholders:
From net investment income	(0.11)		(0.10)		(0.11)		—
From net realized gains	(1.61)		(0.56)		—		—

Total distributions	(1.72)		(0.66)		(0.11)		—

Net asset value, end of period	$6.51		$12.59		$11.64		$10.17

Total Return ^	(39.50)%		14.52%		15.69%		1.70	%**

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$47,796		$99,145		$107,627		$99,450
Ratio of expenses to average daily net assets:
Before expense waiver	1.02%		1.02%		1.02%		1.01	%*
After expense waiver	0.91	% #	0.91	% #	0.93	% #	0.93	%*#
Net investment income (loss) to average daily net assets	1.04%		1.01%		0.92%		0.93	%*
Portfolio turnover rate	116%		105%		110%		78	%**

*	Annualized.

**	Percentage represents the results for the period and is not annualized.

***	Per share amount calculated on the average shares method.

+	For the period December 31, 2004 (commencement of operations) through October 31, 2005.

#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

^

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

^^	Total return excludes sales charges and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Main Street Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y

	Year Ended 10/31/08		Year Ended 10/31/07		Year Ended 10/31/06		Period Ended 10/31/05+

Net asset value, beginning of period	$12.55		$11.64		$10.17		$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.11	***	0.13	***	0.11	***	0.08	***
Net realized and unrealized gain (loss) on investments	(4.48)		1.48		1.49		0.09

Total income (loss) from investment operations	(4.37)		1.61		1.60		0.17

Less distributions to shareholders:
From net investment income	—		(0.14)		(0.13)		—
From net realized gains	(1.61)		(0.56)		—		—

Total distributions	(1.61)		(0.70)		(0.13)		—

Net asset value, end of period	$6.57		$12.55		$11.64		$10.17

Total Return ^	(39.40)%		14.43%		15.96%		1.70	%**

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$66		$126		$117		$102
Ratio of expenses to average daily net assets:
Before expense waiver	0.87%		0.87%		0.87%		0.85	%*
After expense waiver	0.76	% #	0.76	% #	0.83	% #	0.83	%*#
Net investment income (loss) to average daily net assets	1.20%		1.10%		1.02%		1.01	%*
Portfolio turnover rate	116%		105%		110%		78	%**

	Class S

	Year Ended 10/31/08		Year Ended 10/31/07		Year Ended 10/31/06		Period Ended 10/31/05+

Net asset value, beginning of period	$12.63		$11.69		$10.19		$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.11	***	0.15	***	0.14	***	0.10	***
Net realized and unrealized gain (loss) on investments	(4.46)		1.49		1.49		0.09

Total income (loss) from investment operations	(4.35)		1.64		1.63		0.19

Less distributions to shareholders:
From net investment income	(0.14)		(0.14)		(0.13)		—
From net realized gains	(1.61)		(0.56)		—		—

Total distributions	(1.75)		(0.70)		(0.13)		—

Net asset value, end of period	$6.53		$12.63		$11.69		$10.19

Total Return ^	(39.38)%		14.74%		16.18%		1.90	%**

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$119,111		$244,758		$246,658		$229,247
Ratio of expenses to average daily net assets:
Before expense waiver	0.82%		0.82%		0.82%		0.81	%*
After expense waiver	0.71	% #	0.67	% #	0.60	% #	0.60	%*#
Net investment income (loss) to average daily net assets	1.24%		1.24%		1.25%		1.26	%*
Portfolio turnover rate	116%		105%		110%		78	%**

*	Annualized.

**	Percentage represents the results for the period and is not annualized.

***	Per share amount calculated on the average shares method.

+	For the period December 31, 2004 (commencement of operations) through October 31, 2005.

#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

^

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Main Street Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N

	Year Ended 10/31/08		Year Ended 10/31/07	Year Ended 10/31/06	Period Ended 10/31/05+

Net asset value, beginning of period	$12.52		$11.58	$10.11	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.04	***	0.05 ***	0.03 ***	0.03	***
Net realized and unrealized gain (loss) on investments	(4.44)		1.49	1.50	0.08

Total income (loss) from investment operations	(4.40)		1.54	1.53	0.11

Less distributions to shareholders:
From net investment income	(0.04)		(0.04)	(0.06)	—
From net realized gains	(1.61)		(0.56)	—	—

Total distributions	(1.65)		(0.60)	(0.06)	—

Net asset value, end of period	$6.47		$12.52	$11.58	$10.11

Total Return ^	(39.88	)% ^^	13.87%^^	15.07%^^	1.20	%**^^

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$224		$125	$116	$101
Ratio of expenses to average daily net assets:
Before expense waiver	1.57%		1.57%	1.57%	1.55	%*
After expense waiver	1.46	%#	1.46%#	1.53%#	1.53	%*#
Net investment income (loss) to average daily net assets	0.48%		0.45%	0.31%	0.31	%*
Portfolio turnover rate	116%		105%	110%	78	%**

*	Annualized.

**	Percentage represents the results for the period and is not annualized.

***	Per share amount calculated on the average shares method.

+	For the period December 31, 2004 (commencement of operations) through October 31, 2005.

#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

^

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

^^	Total return excludes sales charges and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Capital Appreciation Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A

	Year Ended 10/31/08		Year Ended 10/31/07		Year Ended 10/31/06		Period Ended 10/31/05+

Net asset value, beginning of period	$13.41		$10.98		$10.06		$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.02	)***	(0.03	)***	(0.02	)***	0.00	***†
Net realized and unrealized gain (loss) on investments	(5.59)		2.46		0.94		0.06

Total income (loss) from investment operations	(5.61)		2.43		0.92		0.06

Less distributions to shareholders:
From net realized gains	(0.27)		—		—		—

Total distributions	(0.27)		—		—		—

Net asset value, end of period	$7.53		$13.41		$10.98		$10.06

Total Return ^	(42.62	)% ^^	22.13	%^^	9.15	%^^	0.60	%**^^

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$182,254		$363,471		$317,251		$294,065
Ratio of expenses to average daily net assets:
Before expense waiver	1.23%		1.23%		1.23%		1.23	%*
After expense waiver	1.09	%#	1.09	%#	1.09	%#	1.09	%*#
Net investment income (loss) to average daily net assets	(0.18%)		(0.21%)		(0.22%)		0.06	%*
Portfolio turnover rate	75%		57%		58%		59	%**

	Class L

	Year Ended 10/31/08		Year Ended 10/31/07		Year Ended 10/31/06		Period Ended 10/31/05+

Net asset value, beginning of period	$13.41		$10.97		$10.07		$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.01	)***	(0.01	)***	(0.01	)***	0.00	***†
Net realized and unrealized gain (loss) on investments	(5.59)		2.45		0.95		0.07

Total income (loss) from investment operations	(5.60)		2.44		0.94		0.07

Less distributions to shareholders:
From net investment income	—		—		(0.04)		—
From net realized gains	(0.27)		—		—		—
Tax return of capital	—		—		(0.00	)†	—

Total distributions	(0.27)		—		(0.04)		—

Net asset value, end of period	$7.54		$13.41		$10.97		$10.07

Total Return ^	(42.55)%		22.24%		9.30%		0.70	%**

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$53,947		$75,119		$23,252		$10,104
Ratio of expenses to average daily net assets:
Before expense waiver	0.98%		0.98%		0.99%		0.98	%*
After expense waiver	0.97	%#	0.97	%#	0.97	%#	0.97	%*#
Net investment income (loss) to average daily net assets	(0.07%)		(0.08%)		(0.12%)		0.00	%*
Portfolio turnover rate	75%		57%		58%		59	%**

*	Annualized.

**	Percentage represents the results for the period and is not annualized.

***	Per share amount calculated on the average shares method.

†	Amount is less than $0.005 per share.

+	For the period December 31, 2004 (commencement of operations) through October 31, 2005.

#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

^

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

^^	Total return excludes sales charges and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Capital Appreciation Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y

	Year Ended 10/31/08	Year Ended 10/31/07	Year Ended 10/31/06		Period Ended 10/31/05+

Net asset value, beginning of period	$13.45	$10.98	$10.07		$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.01 ***	0.01 ***	0.00	***†	0.02	***
Net realized and unrealized gain (loss) on investments	(5.62)	2.46	0.95		0.05

Total income (loss) from investment operations	(5.61)	2.47	0.95		0.07

Less distributions to shareholders:
From net investment income	—	—	(0.04)		—
From net realized gains	(0.27)	—	—		—
Tax return of capital	—	—	(0.00	)†	—

Total distributions	(0.27)	—	(0.04)		—

Net asset value, end of period	$7.57	$13.45	$10.98		$10.07

Total Return ^	(42.49)%	22.50%	9.49%		0.70	%**

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$21,666	$57,564	$45,576		$23,856
Ratio of expenses to average daily net assets:
Before expense waiver	0.83%	0.83%	0.83%		0.84	%*
After expense waiver	0.82%#	0.82%#	0.82	%#	0.82	%*#
Net investment income (loss) to average daily net assets	0.10%	0.06%	0.04%		0.20	%*
Portfolio turnover rate	75%	57%	58%		59	%**

	Class S

	Year Ended 10/31/08	Year Ended 10/31/07	Year Ended 10/31/06	Period Ended 10/31/05+

Net asset value, beginning of period	$13.51	$11.01	$10.09	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.02 ***	0.02 ***	0.02 ***	0.04	***
Net realized and unrealized gain (loss) on investments	(5.65)	2.48	0.94	0.05

Total income (loss) from investment operations	(5.63)	2.50	0.96	0.09

Less distributions to shareholders:
From net investment income	(0.01)	—	(0.04)	—
From net realized gains	(0.27)	—	—	—
Tax return of capital	(0.00)†	—	(0.00)†	—

Total distributions	(0.28)	—	(0.04)	—

Net asset value, end of period	$7.60	$13.51	$11.01	$10.09

Total Return ^	(42.46)%	22.71%	9.51%	0.90	%**

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$414,956	$715,738	$544,457	$485,248
Ratio of expenses to average daily net assets:
Before expense waiver	0.78%	0.78%	0.78%	0.78	%*
After expense waiver	0.71%#	0.71%#	0.71%#	0.71	%*#
Net investment income (loss) to average daily net assets	0.19%	0.17%	0.16%	0.45	%*
Portfolio turnover rate	75%	57%	58%	59	%**

*	Annualized.

**	Percentage represents the results for the period and is not annualized.

***	Per share amount calculated on the average shares method.

†	Amount is less than $0.005 per share.

+	For the period December 31, 2004 (commencement of operations) through October 31, 2005.

#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

^

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Capital Appreciation Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N

	Year Ended 10/31/08		Year Ended 10/31/07		Year Ended 10/31/06		Period Ended 10/31/05+

Net asset value, beginning of period	$13.27		$10.90		$10.03		$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.06	)***	(0.07	)***	(0.06	)***	(0.02	) ***
Net realized and unrealized gain (loss) on investments	(5.52)		2.44		0.93		0.05

Total income (loss) from investment operations	(5.58)		2.37		0.87		0.03

Less distributions to shareholders:
From net realized gains	(0.27)		—		—		—

Total distributions	(0.27)		—		—		—

Net asset value, end of period	$7.42		$13.27		$10.90		$10.03

Total Return ^	(42.85	)%^^	21.74	%^^	8.67	%^^	0.30	%**^^

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$898		$1,624		$1,014		$426
Ratio of expenses to average daily net assets:
Before expense waiver	1.53%		1.53%		1.53%		1.53	%*
After expense waiver	1.46	%#	1.46	%#	1.46	%#	1.46	%*#
Net investment income (loss) to average daily net assets	(0.55%)		(0.58%)		(0.62%)		(0.29	%)*
Portfolio turnover rate	75%		57%		58%		59	%**

*	Annualized.

**	Percentage represents the results for the period and is not annualized.

***	Per share amount calculated on the average shares method.

+	For the period December 31, 2004 (commencement of operations) through October 31, 2005.

#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

^

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

^^	Total return excludes sales charges and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Growth Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A

	Year Ended 10/31/08		Year Ended 10/31/07		Year Ended 10/31/06		Year Ended 10/31/05+

Net asset value, beginning of year	$11.35		$9.16		$9.06		$8.39

Income (loss) from investment operations:
Net investment income (loss)	(0.02	)***	(0.05	)***	(0.04	)***	0.04 ***
Net realized and unrealized gain (loss) on investments	(4.89)		2.24		0.18		0.66

Total income (loss) from investment operations	(4.91)		2.19		0.14		0.70

Less distributions to shareholders:
From net investment income	—		—		(0.04)		(0.03)

Total distributions	—		—		(0.04)		(0.03)

Net asset value, end of year	$6.44		$11.35		$9.16		$9.06

Total Return ^	(43.26	)%^^	23.91	%^^	1.51	%^^	8.39%^^

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$575		$1,150		$350		$116
Ratio of expenses to average daily net assets:
Before expense waiver	1.45%		1.27%		1.25%		1.22%
After expense waiver	1.20	%#	1.20	%#	1.20	%#	1.20%#
Net investment income (loss) to average daily net assets	(0.23%)		(0.46%)		(0.47%)		0.44%
Portfolio turnover rate	71%		117%		164%		35%

	Class L

	Year Ended 10/31/08		Year Ended 10/31/07		Year Ended 10/31/06		Year Ended 10/31/05+

Net asset value, beginning of year	$11.43		$9.20		$9.08		$8.39

Income (loss) from investment operations:
Net investment income (loss)	0.00	***†	(0.02	)***	(0.01	)***	0.06 ***
Net realized and unrealized gain (loss) on investments	(4.93)		2.25		0.17		0.67

Total income (loss) from investment operations	(4.93)		2.23		0.16		0.73

Less distributions to shareholders:
From net investment income	—		—		(0.04)		(0.04)

Total distributions	—		—		(0.04)		(0.04)

Net asset value, end of year	$6.50		$11.43		$9.20		$9.08

Total Return ^	(43.13)%		24.10%		1.81%		8.68%

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$11,402		$25,515		$113		$108
Ratio of expenses to average daily net assets:
Before expense waiver	1.20%		1.02%		1.00%		0.97%
After expense waiver	0.95	%#	0.95	%#	0.95	%#	0.95%#
Net investment income (loss) to average daily net assets	0.01%		(0.19%)		(0.15%)		0.70%
Portfolio turnover rate	71%		117%		164%		35%

***	Per share amount calculated on the average shares method.

†	Amount is less than $0.005 per share.

+	For the period November 1, 2004 (commencement of operations) through October 31, 2005.

#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

^

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

^^	Total return excludes sales charges and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Growth Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y

	Year Ended 10/31/08		Year Ended 10/31/07		Year Ended 10/31/06		Year Ended 10/31/05+

Net asset value, beginning of year	$11.46		$9.22		$9.09		$8.39

Income (loss) from investment operations:
Net investment income (loss)	0.02	***	(0.01	)***	0.00	***†	0.07 ***
Net realized and unrealized gain (loss) on investments	(4.95)		2.25		0.18		0.67

Total income (loss) from investment operations	(4.93)		2.24		0.18		0.74

Less distributions to shareholders:
From net investment income	—		—		(0.05)		(0.04)

Total distributions	—		—		(0.05)		(0.04)

Net asset value, end of year	$6.53		$11.46		$9.22		$9.09

Total Return ^	(43.02)%		24.30%		1.95%		8.82%

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$78		$137		$110		$108
Ratio of expenses to average daily net assets:
Before expense waiver	1.04%		0.87%		0.85%		0.82%
After expense waiver	0.80	%#	0.80	%#	0.80	%#	0.80%#
Net investment income (loss) to average daily net assets	0.16%		(0.11%)		0.00	%††	0.85%
Portfolio turnover rate	71%		117%		164%		35%

	Class S

	Year Ended 10/31/08		Year Ended 10/31/07		Year Ended 10/31/06		Year Ended 10/31/05	Year Ended 10/31/04

Net asset value, beginning of year	$11.48		$9.22		$9.10		$8.39	$7.83

Income (loss) from investment operations:
Net investment income (loss)	0.02	***	(0.01	)***	0.01	***	0.08 ***	0.04
Net realized and unrealized gain (loss) on investments	(4.95)		2.27		0.16		0.67	0.59

Total income (loss) from investment operations	(4.93)		2.26		0.17		0.75	0.63

Less distributions to shareholders:
From net investment income	—		—		(0.05)		(0.04)	(0.07)

Total distributions	—		—		(0.05)		(0.04)	(0.07)

Net asset value, end of year	$6.55		$11.48		$9.22		$9.10	$8.39

Total Return	(42.94	)% ^	24.38	%^	2.00	%^	8.95%^	8.05%

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$781		$59,742		$75,487		$84,756	$77,304
Ratio of expenses to average daily net assets:
Before expense waiver	1.03%		0.82%		0.80%		0.77%	0.77%
After expense waiver	0.75	%#	0.75	%#	0.75	%#	0.75%#	N/A
Net investment income (loss) to average daily net assets	0.22%		(0.09%)		0.06%		0.90%	0.33%
Portfolio turnover rate	71%		117%		164%		35%	28%

***	Per share amount calculated on the average shares method.

†	Amount is less than $0.005 per share.

††	Amount is less than 0.005%.

+	For the period November 1, 2004 (commencement of operations) through October 31, 2005.

#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

^

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Growth Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N

	Year Ended 10/31/08		Year Ended 10/31/07		Year Ended 10/31/06		Year Ended 10/31/05+

Net asset value, beginning of year	$11.30		$9.15		$9.04		$8.39

Income (loss) from investment operations:
Net investment income (loss)	(0.05	) ***	(0.08	) ***	(0.06	) ***	0.01	***
Net realized and unrealized gain (loss) on investments	(4.86)		2.23		0.17		0.67

Total income (loss) from investment operations	(4.91)		2.15		0.11		0.68

Less distributions to shareholders:
From net investment income	—		—		—		(0.03)

Total distributions	—		—		—		(0.03)

Net asset value, end of year	$6.39		$11.30		$9.15		$9.04

Total Return ^	(43.45	)% ^^	23.50	% ^^	1.22	% ^^	8.10	% ^^
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$79		$138		$110		$108
Ratio of expenses to average daily net assets:
Before expense waiver	1.74%		1.57%		1.55%		1.52%
After expense waiver	1.50	%#	1.50	%#	1.50	%#	1.50	%#
Net investment income (loss) to average daily net assets	(0.54%)		(0.81%)		(0.70%)		0.15%
Portfolio turnover rate	71%		117%		164%		35%

***	Per share amount calculated on the average shares method.

+	For the period November 1, 2004 (commencement of operations) through October 31, 2005.

#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

^

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

^^	Total return excludes sales charges and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Enhanced Index Growth Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A

	Year Ended 10/31/08		Year Ended 10/31/07		Year Ended 10/31/06		Year Ended 10/31/05+

Net asset value, beginning of year	$10.77		$9.14		$8.24		$7.65

Income (loss) from investment operations:
Net investment income (loss)	0.03	***	0.02	***	0.02	***	0.02	***
Net realized and unrealized gain (loss) on investments	(3.94)		1.62		0.91		0.61

Total income (loss) from investment operations	(3.91)		1.64		0.93		0.63

Less distributions to shareholders:
From net investment income	(0.02)		(0.01)		(0.03)		(0.04)
From net realized gains	(0.32)		—		—		—

Total distributions	(0.34)		(0.01)		(0.03)		(0.04)

Net asset value, end of year	$6.52		$10.77		$9.14		$8.24

Total Return ^	(37.38	) % ^^	17.91	% ^^	11.33	% ^^	8.20	% ^^
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$3,096		$4,532		$1,621		$226
Ratio of expenses to average daily net assets:
Before expense waiver	1.03%		1.02%		1.12%		1.15%
After expense waiver	1.02	%#	N/A		1.07	%#	1.09	%#
Net investment income (loss) to average daily net assets	0.32%		0.20%		0.24%		0.28%
Portfolio turnover rate	155%		181%		163%		127%

	Class L

	Year Ended 10/31/08	Year Ended 10/31/07	Year Ended 10/31/06	Year Ended 10/31/05+

Net asset value, beginning of year	$10.82	$9.18	$8.26	$7.65

Income (loss) from investment operations:
Net investment income (loss)	0.05 ***	0.04 ***	0.02 ***	0.06 ***
Net realized and unrealized gain (loss) on investments	(3.96)	1.63	0.92	0.59

Total income (loss) from investment operations	(3.91)	1.67	0.94	0.65

Less distributions to shareholders:
From net investment income	(0.04)	(0.03)	(0.02)	(0.04)
From net realized gains	(0.32)	—	—	—

Total distributions	(0.36)	(0.03)	(0.02)	(0.04)

Net asset value, end of year	$6.55	$10.82	$9.18	$8.26

Total Return ^	(37.22)%	18.29%	11.44%	8.50%
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$54,216	$92,738	$8,280	$108
Ratio of expenses to average daily net assets:
Before expense waiver	0.78%	0.77%	0.89%	0.91%
After expense waiver	0.78%#	N/A	0.84%#	0.84%#
Net investment income (loss) to average daily net assets	0.58%	0.42%	0.24%	0.70%
Portfolio turnover rate	155%	181%	163%	127%

***	Per share amount calculated on the average shares method.

+	For the period November 1, 2004 (commencement of operations) through October 31, 2005.

#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

^

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

^^	Total return excludes sales charges and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Enhanced Index Growth Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y

	Year Ended 10/31/08		Year Ended 10/31/07	Year Ended 10/31/06	Year Ended 10/31/05	Year Ended 10/31/04

Net asset value, beginning of year	$10.85		$9.20	$8.27	$7.65	$7.41

Income (loss) from investment operations:
Net investment income (loss)	0.07		0.06 ***	0.05 ***	0.06 ***	0.02
Net realized and unrealized gain (loss) on investments	(3.98)		1.63	0.92	0.60	0.26

Total income (loss) from investment operations	(3.91)		1.69	0.97	0.66	0.28

Less distributions to shareholders:
From net investment income	(0.04)		(0.04)	(0.04)	(0.04)	(0.04)
From net realized gains	(0.32)		—	—	—	—

Total distributions	(0.36)		(0.04)	(0.04)	(0.04)	(0.04)

Net asset value, end of year	$6.58		$10.85	$9.20	$8.27	$7.65

Total Return	(37.16	)% ^	18.40%^	11.71%^	8.66%^	3.83%

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$40,591		$99,772	$52,415	$33,336	$21,313
Ratio of expenses to average daily net assets:
Before expense waiver	0.63%		0.62%	0.73%	0.76%	1.15%
After expense waiver	0.63	%#	N/A	0.67%#	0.69%#	0.70%#
Net investment income (loss) to average daily net assets	0.74%		0.62%	0.62%	0.78%	0.36%
Portfolio turnover rate	155%		181%	163%	127%	112%

	Class S

	Year Ended 10/31/08		Year Ended 10/31/07	Year Ended 10/31/06	Year Ended 10/31/05+

Net asset value, beginning of year	$10.84		$9.21	$8.28	$7.65

Income (loss) from investment operations:
Net investment income (loss)	0.07	***	0.06 ***	0.06 ***	0.08 ***
Net realized and unrealized gain (loss) on investments	(3.97)		1.61	0.91	0.59

Total income (loss) from investment operations	(3.90)		1.67	0.97	0.67

Less distributions to shareholders:
From net investment income	(0.05)		(0.04)	(0.04)	(0.04)
From net realized gains	(0.32)		—	—	—

Total distributions	(0.37)		(0.04)	(0.04)	(0.04)

Net asset value, end of year	$6.57		$10.84	$9.21	$8.28

Total Return ^	(37.16	) %	18.20%	11.74%	8.80%

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$67,554		$140,611	$332	$108
Ratio of expenses to average daily net assets:
Before expense waiver	0.58%		0.57%	0.67%	0.71%
After expense waiver	0.58	%#	N/A	0.57%#	0.59%#
Net investment income (loss) to average daily net assets	0.79%		0.61%	0.72%	0.95%
Portfolio turnover rate	155%		181%	163%	127%

***	Per share amount calculated on the average shares method.

+	For the period November 1, 2004 (commencement of operations) through October 31, 2005.

#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

^

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Enhanced Index Growth Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N

	Year Ended 10/31/08		Year Ended 10/31/07		Year Ended 10/31/06		Year Ended 10/31/05+

Net asset value, beginning of year	$10.72		$9.11		$8.22		$7.65

Income (loss) from investment operations:
Net investment income (loss)	0.00	***†	(0.01	) ***	(0.01	) ***	0.01 ***
Net realized and unrealized gain (loss) on investments	(3.92)		1.62		0.90		0.59

Total income (loss) from investment operations	(3.92)		1.61		0.89		0.60

Less distributions to shareholders:
From net investment income	—		—		—		(0.03)
From net realized gains	(0.32)		—		—		—

Total distributions	(0.32)		—		—		(0.03)

Net asset value, end of year	$6.48		$10.72		$9.11		$8.22

Total Return ^	(37.52	) % ^^	17.67	%^^	10.83	%^^	7.88%^^

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$85		$140		$119		$108
Ratio of expenses to average daily net assets:
Before expense waiver	1.33%		1.32%		1.42%		1.46%
After expense waiver	1.33	%#	N/A		1.38	%#	1.40%#
Net investment income (loss) to average daily net assets	0.02%		(0.06%)		(0.07%)		0.14%
Portfolio turnover rate	155%		181%		163%		127%

***	Per share amount calculated on the average shares method.

†	Amount is less than $0.005 per share.

+	For the period November 1, 2004 (commencement of operations) through October 31, 2005.

#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

^

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

^^	Total return excludes sales charges and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Discovery Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A						Class L

	Year Ended 10/31/08		Year Ended 10/31/07		Period Ended 10/31/06+		Year Ended 10/31/08		Year Ended 10/31/07		Period Ended 10/31/06+

Net asset value, beginning of period	$12.95		$11.57		$10.00		$13.00		$11.59		$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.01	) ***	(0.03	) ***	0.08	***	0.01	***	0.00	***†	0.10	***
Net realized and unrealized gain (loss) on investments	(6.06)		2.41		1.50		(6.08)		2.42		1.50

Total income (loss) from investment operations	(6.07)		2.38		1.58		(6.07)		2.42		1.60

Less distributions to shareholders:
From net investment income	—		(0.07)		(0.01)		(0.01)		(0.08)		(0.01)
From net realized gains	(0.56)		(0.93)		—		(0.56)		(0.93)		—

Total distributions	(0.56)		(1.00)		(0.01)		(0.57)		(1.01)		(0.01)

Net asset value, end of period	$6.32		$12.95		$11.57		$6.36		$13.00		$11.59

Total Return ^	(48.86	)% ^^	21.97	% ^^	15.76	% **^^	(48.71)%		22.30%		15.98	% **

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$14,031		$18,211		$158		$3,026		$1,322		$116
Ratio of expenses to average daily net assets:
Before expense waiver	1.46%		1.67%		1.90	% *	1.21%		1.42%		1.65	% *
After expense waiver	1.40	% #	1.40	% #	1.40	% *#	1.15	% #	1.15	% #	1.15	% *#
Net investment income (loss) to average daily net assets	(0.11%)		(0.24%)		0.78	% *	0.14%		0.03%		0.99	% *
Portfolio turnover rate	121%		119%		180	% **	121%		119%		180	% **

	Class Y						Class S

	Year Ended 10/31/08		Year Ended 10/31/07		Period Ended 10/31/06+		Year Ended 10/31/08		Year Ended 10/31/07		Period Ended 10/31/06+

Net asset value, beginning of period	$13.02		$11.61		$10.00		$13.02		$11.61		$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.03	***	0.02	***	0.11	***	0.04	***	0.02	***	0.12	***
Net realized and unrealized gain (loss) on investments	(6.10)		2.41		1.51		(6.11)		2.42		1.50

Total income (loss) from investment operations	(6.07)		2.43		1.62		(6.07)		2.44		1.62

Less distributions to shareholders:
From net investment income	(0.01)		(0.09)		(0.01)		(0.01)		(0.10)		(0.01)
From net realized gains	(0.56)		(0.93)		—		(0.56)		(0.93)		—

Total distributions	(0.57)		(1.02)		(0.01)		(0.57)		(1.03)		(0.01)

Net asset value, end of period	$6.38		$13.02		$11.61		$6.38		$13.02		$11.61

Total Return ^	(48.62)%		22.45%		16.20	% **	(48.60)%		22.53%		16.21	% **

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$4,745		$10,352		$116		$14,024		$26,301		$11,905
Ratio of expenses to average daily net assets:
Before expense waiver	1.06%		1.27%		1.50	% *	0.96%		1.17%		1.40	% *
After expense waiver	1.00	% #	1.00	% #	1.00	% *#	0.93	% #	0.93	% #	0.93	% *#
Net investment income (loss) to average daily net assets	0.29%		0.19%		1.14	% *	0.36%		0.18%		1.21	% *
Portfolio turnover rate	121%		119%		180	% **	121%		119%		180	% **

*	Annualized.

**	Percentage represents the results for the period and is not annualized.

***	Per share amount calculated on the average shares method.

†	Amount is less than $0.005 per share.

+	For the period December 1, 2005 (commencement of operations) through October 31, 2006.

#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

^

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

^^	Total return excludes sales charges and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Discovery Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N

	Year Ended 10/31/08		Year Ended 10/31/07		Period Ended 10/31/06+

Net asset value, beginning of period	$12.93		$11.54		$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.04	) ***	(0.05	) ***	0.04	***
Net realized and unrealized gain (loss) on investments	(6.03)		2.39		1.50

Total income (loss) from investment operations	(6.07)		2.34		1.54

Less distributions to shareholders:
From net investment income	—		(0.02)		(0.00	) †
From net realized gains	(0.56)		(0.93)		—

Total distributions	(0.56)		(0.95)		(0.00)

Net asset value, end of period	$6.30		$12.93		$11.54

Total Return ^	(49.02	)% ^^	21.58	% ^^	15.42	% **^^

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$607		$883		$116
Ratio of expenses to average daily net assets:
Before expense waiver	1.86%		2.07%		2.30	% *
After expense waiver	1.70	% #	1.70	% #	1.70	% *#
Net investment income (loss) to average daily net assets	(0.41%)		(0.39%)		0.44	% *
Portfolio turnover rate	121%		119%		180	% **

*	Annualized.

**	Percentage represents the results for the period and is not annualized.

***	Per share amount calculated on the average shares method.

†	Amount is less than $0.005 per share.

+	For the period December 1, 2005 (commencement of operations) through October 31, 2006.

#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

^

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

^^	Total return excludes sales charges and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Small Capitalization Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A

	Year Ended 10/31/08		Year Ended 10/31/07		Year Ended 10/31/06		Year Ended 10/31/05+

Net asset value, beginning of year	$15.47		$16.27		$14.71		$13.95

Income (loss) from investment operations:
Net investment income (loss)	0.04	***	(0.06	) ***	(0.08	) ***	(0.08	) ***
Net realized and unrealized gain (loss) on investments	(5.08)		0.66		2.16		0.84

Total income (loss) from investment operations	(5.04)		0.60		2.08		0.76

Less distributions to shareholders:
From net realized gains	(3.90)		(1.40)		(0.52)		—

Total distributions	(3.90)		(1.40)		(0.52)		—

Net asset value, end of year	$6.53		$15.47		$16.27		$14.71

Total Return ^	(41.89	)% ^^	3.80	% ^^	14.57	% ^^	5.45	% ^^

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$1,863		$3,671		$3,899		$2,724
Ratio of expenses to average daily net assets:
Before expense waiver	1.39%		1.32%		1.32%		1.32%
After expense waiver	1.37	% #	1.30	% #	1.30	% #	1.30	% #
Net investment income (loss) to average daily net assets	0.44%		(0.36%)		(0.52%)		(0.51%)
Portfolio turnover rate	104%		70%		33%		32%

	Class L

	Year Ended 10/31/08		Year Ended 10/31/07		Year Ended 10/31/06		Year Ended 10/31/05+

Net asset value, beginning of year	$15.63		$16.38		$14.75		$13.95

Income (loss) from investment operations:
Net investment income (loss)	(0.07	) ***	(0.00	) ***†	(0.04	) ***	(0.04	) ***
Net realized and unrealized gain (loss) on investments	(5.02)		0.65		2.19		0.84

Total income (loss) from investment operations	(5.09)		0.65		2.15		0.80

Less distributions to shareholders:
From net realized gains	(3.90)		(1.40)		(0.52)		—

Total distributions	(3.90)		(1.40)		(0.52)		—

Net asset value, end of year	$6.64		$15.63		$16.38		$14.75

Total Return ^	(41.74)%		4.04%		15.09%		5.73%

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$1		$1		$236		$1,726
Ratio of expenses to average daily net assets:
Before expense waiver	2.52%		1.07%		1.07%		1.07%
After expense waiver	2.52	% #	1.05	% #	1.05	% #	1.05	% #
Net investment income (loss) to average daily net assets	(0.91%)		(0.01%)		(0.24%)		(0.27%)
Portfolio turnover rate	104%		70%		33%		32%

***	Per share amount calculated on the average shares method.

†	Amount is less than $0.005 per share.

+	For the period November 1, 2004 (commencement of operations) through October 31, 2005.

#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

^

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Small Capitalization Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y

	Year Ended 10/31/08		Year Ended 10/31/07		Year Ended 10/31/06		Year Ended 10/31/05+

Net asset value, beginning of year	$15.67		$16.40		$14.77		$13.95

Income (loss) from investment operations:
Net investment income (loss)	0.07	***	0.00	***†	(0.02	) ***	(0.02	) ***
Net realized and unrealized gain (loss) on investments	(5.17)		0.67		2.17		0.84

Total income (loss) from investment operations	(5.10)		0.67		2.15		0.82

Less distributions to shareholders:
From net realized gains	(3.90)		(1.40)		(0.52)		—

Total distributions	(3.90)		(1.40)		(0.52)		—

Net asset value, end of year	$6.67		$15.67		$16.40		$14.77

Total Return ^	(41.70)%		4.23%		14.99%		5.88%

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$1,094		$7,642		$2,000		$641
Ratio of expenses to average daily net assets:
Before expense waiver	0.99%		0.92%		0.92%		0.92%
After expense waiver	0.97	% #	0.90	% #	0.90	% #	0.90	% #
Net investment income (loss) to average daily net assets	0.64%		0.02%		(0.10%)		(0.11%)
Portfolio turnover rate	104%		70%		33%		32%

	Class S

	Year Ended 10/31/08		Year Ended 10/31/07		Year Ended 10/31/06		Year Ended 10/31/05		Year Ended 10/31/04

Net asset value, beginning of year	$15.69		$16.42		$14.78		$13.95		$12.80

Income (loss) from investment operations:
Net investment income (loss)	0.05	***	0.02	***	(0.01	) ***	(0.01	) ***	0.02
Net realized and unrealized gain (loss) on investments	(5.16)		0.65		2.17		0.84		2.22

Total income (loss) from investment operations	(5.11)		0.67		2.16		0.83		2.24

Less distributions to shareholders:
From net investment income	(0.01)		—		—		—		(0.04)
From net realized gains	(3.90)		(1.40)		(0.52)		—		(1.05)

Total distributions	(3.91)		(1.40)		(0.52)		—		(1.09)

Net asset value, end of year	$6.67		$15.69		$16.42		$14.78		$13.95

Total Return	(41.71	)% ^	4.23	% ^	15.05	% ^	5.95	% ^	17.48%

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$15,778		$91,325		$113,892		$101,002		$102,717
Ratio of expenses to average daily net assets:
Before expense waiver	0.95%		0.87%		0.87%		0.87%		0.90%
After expense waiver	0.92	% #	0.85	% #	0.85	% #	0.85	% #	0.85	% #
Net investment income (loss) to average daily net assets	0.49%		0.10%		(0.06%)		(0.07%)		0.17%
Portfolio turnover rate	104%		70%		33%		32%		66%

***	Per share amount calculated on the average shares method.

†	Amount is less than $0.005 per share.

+	For the period November 1, 2004 (commencement of operations) through October 31, 2005.

#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

^

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Small Capitalization Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N

	Year Ended 10/31/08		Year Ended 10/31/07		Year Ended 10/31/06		Year Ended 10/31/05+

Net asset value, beginning of year	$15.32		$16.17		$14.67		$13.95

Income (loss) from investment operations:
Net investment income (loss)	(0.03	) ***	(0.10	) ***	(0.13	) ***	(0.12	) ***
Net realized and unrealized gain (loss) on investments	(4.97)		0.65		2.15		0.84

Total income (loss) from investment operations	(5.00)		0.55		2.02		0.72

Less distributions to shareholders:
From net realized gains	(3.90)		(1.40)		(0.52)		—

Total distributions	(3.90)		(1.40)		(0.52)		—

Net asset value, end of year	$6.42		$15.32		$16.17		$14.67

Total Return ^	(42.09	)% ^^	3.50	% ^^	14.19	% ^^	5.16	% ^^

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$97		$1,537		$1,520		$106
Ratio of expenses to average daily net assets:
Before expense waiver	1.68%		1.62%		1.62%		1.62%
After expense waiver	1.67	% #	1.60	% #	1.60	% #	1.60	% #
Net investment income (loss) to average daily net assets	(0.30%)		(0.65%)		(0.81%)		(0.82%)
Portfolio turnover rate	104%		70%		33%		32%

***	Per share amount calculated on the average shares method.

+	For the period November 1, 2004 (commencement of operations) through October 31, 2005.

#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

^

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

^^	Total return excludes sales charges and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Main Street Small Cap Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A						Class L

	Year Ended 10/31/08		Year Ended 10/31/07		Period Ended 10/31/06+		Year Ended 10/31/08		Year Ended 10/31/07		Period Ended 10/31/06+

Net asset value, beginning of period	$11.47		$10.45		$10.00		$11.50		$10.45		$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.01	***	0.06	***	(0.00	) ***†	0.03	***	0.08	***	0.00	***†
Net realized and unrealized gain (loss) on investments	(4.37)		0.97		0.45		(4.39)		0.98		0.45

Total income (loss) from investment operations	(4.36)		1.03		0.45		(4.36)		1.06		0.45

Less distributions to shareholders:
From net investment income	(0.05)		—		—		(0.05)		—		—
From net realized gains	(0.20)		(0.01)		—		(0.20)		(0.01)		—

Total distributions	(0.25)		(0.01)		—		(0.25)		(0.01)		—

Net asset value, end of period	$6.86		$11.47		$10.45		$6.89		$11.50		$10.45

Total Return ^	(38.72	)% ^^	9.85	% ^^	4.50	% **^^	(38.61)%		10.14%		4.50	% **

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$4,051		$3,420		$104		$35,469		$49,729		$105
Ratio of expenses to average daily net assets:
Before expense waiver	1.34%		1.40%		5.08	% *	1.09%		1.15%		4.83	% *
After expense waiver	1.14	% #	1.14	% #	1.14	% *#	0.89	% #	0.89	% #	0.89	% *#
Net investment income (loss) to average daily net assets	0.06%		0.52%		(0.19	%) *	0.30%		0.74%		0.07	% *
Portfolio turnover rate	131%		127%		17	% **	131%		127%		17	% **

	Class Y						Class S

	Year Ended 10/31/08		Year Ended 10/31/07		Period Ended 10/31/06+		Year Ended 10/31/08		Year Ended 10/31/07		Period Ended 10/31/06+

Net asset value, beginning of period	$11.52		$10.45		$10.00		$11.52		$10.45		$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.04	***	0.07	***	0.00	***†	0.05	***	0.10	***	0.00	***†
Net realized and unrealized gain (loss) on investments	(4.38)		1.01		0.45		(4.39)		0.99		0.45

Total income (loss) from investment operations	(4.34)		1.08		0.45		(4.34)		1.09		0.45

Less distributions to shareholders:
From net investment income	(0.10)		—		—		(0.07)		(0.01)		—
From net realized gains	(0.20)		(0.01)		—		(0.20)		(0.01)		—

Total distributions	(0.30)		(0.01)		—		(0.27)		(0.02)		—

Net asset value, end of period	$6.88		$11.52		$10.45		$6.91		$11.52		$10.45

Total Return ^	(38.50)%		10.33%		4.50	% **	(38.43)%		10.41%		4.50	% **

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$9		$—		$105		$50,384		$68,822		$10,034
Ratio of expenses to average daily net assets:
Before expense waiver	0.94%		1.00%		4.68	% *	0.84%		0.90%		4.58	% *
After expense waiver	0.79	% #	0.79	% #	0.79	% *#	0.69	% #	0.69	% #	0.69	% *#
Net investment income (loss) to average daily net assets	0.38%		0.67%		0.17	% *	0.50%		0.87%		0.27	% *
Portfolio turnover rate	131%		127%		17	% **	131%		127%		17	% **

*	Annualized.

**	Percentage represents the results for the period and is not annualized.

***	Per share amount calculated on the average shares method.

†	Amount is less than $0.005 per share.

+	For the period September 27, 2006 (commencement of operations) through October 31, 2006.

#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

^

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

^^	Total return excludes sales charges and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Main Street Small Cap Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N

	Year Ended 10/31/08		Year Ended 10/31/07		Period Ended 10/31/06+

Net asset value, beginning of period	$11.44		$10.44		$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.03	) ***	0.01	***	(0.01	) ***
Net realized and unrealized gain (loss) on investments	(4.36)		1.00		0.45

Total income (loss) from investment operations	(4.39)		1.01		0.44

Less distributions to shareholders:
From net realized gains	(0.20)		(0.01)		—

Total distributions	(0.20)		(0.01)		—

Net asset value, end of period	$6.85		$11.44		$10.44

Total Return ^	(38.97	)% ^^	9.67	% ^^	4.40	% **^^

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$22		$33		$104
Ratio of expenses to average daily net assets:
Before expense waiver	1.64%		1.70%		5.38	% *
After expense waiver	1.49	% #	1.49	% #	1.49	% *#
Net investment income (loss) to average daily net assets	(0.29%)		0.11%		(0.54	%) *
Portfolio turnover rate	131%		127%		17	% **

*	Annualized.

**	Percentage represents the results for the period and is not annualized.

***	Per share amount calculated on the average shares method.

+	For the period September 27, 2006 (commencement of operations) through October 31, 2006.

#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

^

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

^^	Total return excludes sales charges and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Small Company Opportunities Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A

	Year Ended 10/31/08		Year Ended 10/31/07		Year Ended 10/31/06		Year Ended 10/31/05		Year Ended 10/31/04

Net asset value, beginning of year	$12.60		$16.99		$16.84		$15.79		$15.16

Income (loss) from investment operations:
Net investment income (loss)	0.01	***	0.05	***	(0.04	) ***	(0.05	) ***	(0.08)
Net realized and unrealized gain (loss) on investments	(4.11)		1.26		1.63		1.10		1.31

Total income (loss) from investment operations	(4.10)		1.31		1.59		1.05		1.23

Less distributions to shareholders:
From net investment income	(0.05)		—		—		—		—
From net realized gains	(2.17)		(5.70)		(1.44)		(0.00	) †	(0.60)
Tax return of capital	—		—		—		—		—

Total distributions	(2.22)		(5.70)		(1.44)		(0.00)		(0.60)

Net asset value, end of year	$6.28		$12.60		$16.99		$16.84		$15.79

Total Return ^	(38.44	)% ^^	9.94	% ^^	9.81	% ^^	6.74	% ^^	8.13%

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$69,067		$163,154		$236,029		$411,467		$452,238
Ratio of expenses to average daily net assets:
Before expense waiver	1.25%		1.23%		1.17%		1.15%		1.13%
After expense waiver	1.14	% #	1.14	% #	1.14	% #	1.14	% #	N/A
Net investment income (loss) to average daily net assets	0.08%		0.40%		(0.24%)		(0.28%)		(0.45%)
Portfolio turnover rate	109%		111%		134%		45%		43%

	Class L

	Year Ended 10/31/08		Year Ended 10/31/07		Year Ended 10/31/06		Year Ended 10/31/05+

Net asset value, beginning of year	$12.74		$17.08		$16.89		$15.79

Income (loss) from investment operations:
Net investment income (loss)	0.03	***	0.08	***	0.00	***†	(0.01	) ***
Net realized and unrealized gain (loss) on investments	(4.16)		1.28		1.63		1.11

Total income (loss) from investment operations	(4.13)		1.36		1.63		1.10

Less distributions to shareholders:
From net investment income	(0.07)		—		—		—
From net realized gains	(2.17)		(5.70)		(1.44)		(0.00	)†

Total distributions	(2.24)		(5.70)		(1.44)		(0.00)

Net asset value, end of year	$6.37		$12.74		$17.08		$16.89

Total Return ^	(38.30)%		10.28%		10.09%		6.99%

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$4,637		$8,595		$74,494		$88,802
Ratio of expenses to average daily net assets:
Before expense waiver	1.00%		0.98%		0.92%		0.90%
After expense waiver	0.89	% #	0.89	% #	0.89	% #	0.89	% #
Net investment income (loss) to average daily net assets	0.33%		0.56%		0.02%		(0.03%)
Portfolio turnover rate	109%		111%		134%		45%

***	Per share amount calculated on the average shares method.

†	Amount is less than $0.005 per share.

+	For the period November 1, 2004 (commencement of operations) through October 31, 2005.

#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

^

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

^^	Total return excludes sales charges and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Small Company Opportunities Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y

	Year Ended 10/31/08	Year Ended 10/31/07	Year Ended 10/31/06	Year Ended 10/31/05+

Net asset value, beginning of year	$12.79	$17.11	$16.91	$15.79

Income (loss) from investment operations:
Net investment income (loss)	0.05 ***	0.10 ***	0.02 ***	0.01 ***
Net realized and unrealized gain (loss) on investments	(4.18)	1.28	1.62	1.11

Total income (loss) from investment operations	(4.13)	1.38	1.64	1.12

Less distributions to shareholders:
From net investment income	(0.10)	—	—	—
From net realized gains	(2.17)	(5.70)	(1.44)	(0.00)†

Total distributions	(2.27)	(5.70)	(1.44)	(0.00)

Net asset value, end of year	$6.39	$12.79	$17.11	$16.91

Total Return ^	(38.22)%	10.33%	10.21%	7.12%

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$622	$6,898	$6,564	$14,667
Ratio of expenses to average daily net assets:
Before expense waiver	0.89%	0.88%	0.82%	0.80%
After expense waiver	0.79%#	0.79%#	0.79%#	0.79%#
Net investment income (loss) to average daily net assets	0.48%	0.76%	0.13%	0.07%
Portfolio turnover rate	109%	111%	134%	45%

	Class S

	Year Ended 10/31/08	Year Ended 10/31/07	Year Ended 10/31/06	Year Ended 10/31/05+

Net asset value, beginning of year	$12.84	$17.15	$16.92	$15.79

Income (loss) from investment operations:
Net investment income (loss)	0.05 ***	0.11 ***	0.04 ***	0.03 ***
Net realized and unrealized gain (loss) on investments	(4.19)	1.28	1.63	1.10

Total income (loss) from investment operations	(4.14)	1.39	1.67	1.13

Less distributions to shareholders:
From net investment income	(0.11)	—	—	—
From net realized gains	(2.17)	(5.70)	(1.44)	(0.00)†

Total distributions	(2.28)	(5.70)	(1.44)	(0.00)

Net asset value, end of year	$6.42	$12.84	$17.15	$16.92

Total Return ^	(38.17)%	10.45%	10.26%	7.25%

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$102,572	$220,767	$328,698	$368,359
Ratio of expenses to average daily net assets:
Before expense waiver	0.80%	0.78%	0.72%	0.70%
After expense waiver	0.69%#	0.69%#	0.69%#	0.69%#
Net investment income (loss) to average daily net assets	0.52%	0.85%	0.22%	0.17%
Portfolio turnover rate	109%	111%	134%	45%

***	Per share amount calculated on the average shares method.

†	Amount is less than $0.005 per share.

+	For the period November 1, 2004 (commencement of operations) through October 31, 2005.

#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

^

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Small Company Opportunities Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N

	Year Ended 10/31/08		Year Ended 10/31/07	Year Ended 10/31/06		Year Ended 10/31/05+

Net asset value, beginning of year	$12.42		$16.87	$16.79		$15.79

Income (loss) from investment operations:
Net investment income (loss)	(0.02	)***	0.01 ***	(0.10	)***	(0.11	)***
Net realized and unrealized gain (loss) on investments	(4.04)		1.24	1.62		1.11

Total income (loss) from investment operations	(4.06)		1.25	1.52		1.00

Less distributions to shareholders:
From net investment income	(0.01)		—	—		—
From net realized gains	(2.17)		(5.70)	(1.44)		(0.00	)†

Total distributions	(2.18)		(5.70)	(1.44)		(0.00)

Net asset value, end of year	$6.18		$12.42	$16.87		$16.79

Total Return ^	(38.63	)%^^	9.54%^^	9.45	%^^	6.36	%^^

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$52		$104	$140		$140
Ratio of expenses to average daily net assets:
Before expense waiver	1.60%		1.58%	1.52%		1.50%
After expense waiver	1.49	%#	1.49%#	1.49	%#	1.49	%#
Net investment income (loss) to average daily net assets	(0.27%)		0.06%	(0.58%)		(0.63%)
Portfolio turnover rate	109%		111%	134%		45%

***	Per share amount calculated on the average shares method.

†	Amount is less than $0.005 per share.

+	For the period November 1, 2004 (commencement of operations) through October 31, 2005.

#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

^

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

^^	Total return excludes sales charges and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Global Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A

	Year Ended 10/31/08		Year Ended 10/31/07	Year Ended 10/31/06	Period Ended 10/31/05+

Net asset value, beginning of period	$14.24		$12.43	$10.58	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.11	***	0.04 ***	0.08 ***	0.00	***†
Net realized and unrealized gain (loss) on investments	(5.96)		2.23	1.86	0.58

Total income (loss) from investment operations	(5.85)		2.27	1.94	0.58

Less distributions to shareholders:
From net investment income	(0.10)		(0.13)	(0.09)	—
From net realized gains	(0.81)		(0.33)	—	—

Total distributions	(0.91)		(0.46)	(0.09)	—

Net asset value, end of period	$7.48		$14.24	$12.43	$10.58

Total Return ^	(43.64	)% ^^	18.73%^^	18.41%^^	5.80	%**^^

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$27,145		$49,635	$31,763	$6,539
Ratio of expenses to average daily net assets:
Before expense waiver	1.48%		1.50%	1.50%	1.50	%*
After expense waiver	1.43	%#	1.43%#	1.43%#	1.43	%*#
Net investment income (loss) to average daily net assets	0.97%		0.34%	0.69%	0.00	%* ††
Portfolio turnover rate	13%		16%	25%	25	%**

	Class L

	Year Ended 10/31/08	Year Ended 10/31/07	Year Ended 10/31/06	Period Ended 10/31/05+

Net asset value, beginning of period	$14.36	$12.51	$10.60	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.14 ***	0.08 ***	0.11 ***	0.05	***
Net realized and unrealized gain (loss) on investments	(6.01)	2.24	1.87	0.55

Total income (loss) from investment operations	(5.87)	2.32	1.98	0.60

Less distributions to shareholders:
From net investment income	(0.13)	(0.14)	(0.07)	—
From net realized gains	(0.81)	(0.33)	—	—

Total distributions	(0.94)	(0.47)	(0.07)	—

Net asset value, end of period	$7.55	$14.36	$12.51	$10.60

Total Return ^	(43.50)%	19.07%	18.78%	6.00	%**

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$137,391	$303,017	$290,689	$245,413
Ratio of expenses to average daily net assets:
Before expense waiver	1.23%	1.25%	1.24%	1.25	%*
After expense waiver	1.14%#	1.14%#	1.14%#	1.14	%*#
Net investment income (loss) to average daily net assets	1.24%	0.63%	0.96%	0.59	%*
Portfolio turnover rate	13%	16%	25%	25	%**

*	Annualized.

**	Percentage represents the results for the period and is not annualized.

***	Per share amount calculated on the average shares method.

†	Amount is less than $0.005 per share.

††	Amount is less than 0.005%.

+	For the period December 31, 2004 (commencement of operations) through October 31, 2005.

#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

^

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

^^	Total return excludes sales charges and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Global Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y

	Year Ended 10/31/08	Year Ended 10/31/07	Year Ended 10/31/06	Period Ended 10/31/05+

Net asset value, beginning of period	$14.34	$12.50	$10.61	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.14 ***	0.10 ***	0.12 ***	0.06	***
Net realized and unrealized gain (loss) on investments	(5.98)	2.24	1.87	0.55

Total income (loss) from investment operations	(5.84)	2.34	1.99	0.61

Less distributions to shareholders:
From net investment income	(0.15)	(0.17)	(0.10)	—
From net realized gains	(0.81)	(0.33)	—	—

Total distributions	(0.96)	(0.50)	(0.10)	—

Net asset value, end of period	$7.54	$14.34	$12.50	$10.61

Total Return ^	(43.41)%	19.29%	18.86%	6.10	%**

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$3,651	$10,514	$4,702	$3,099
Ratio of expenses to average daily net assets:
Before expense waiver	1.08%	1.10%	1.10%	1.12	%*
After expense waiver	1.03%#	1.03%#	1.03%#	1.03	%*#
Net investment income (loss) to average daily net assets	1.23%	0.74%	1.06%	0.66	%*
Portfolio turnover rate	13%	16%	25%	25	%**

	Class S

	Year Ended 10/31/08		Year Ended 10/31/07	Year Ended 10/31/06	Period Ended 10/31/05+

Net asset value, beginning of period	$14.42		$12.55	$10.62	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.17	***	0.12 ***	0.14 ***	0.07	***
Net realized and unrealized gain (loss) on investments	(6.04)		2.25	1.88	0.55

Total income (loss) from investment operations	(5.87)		2.37	2.02	0.62

Less distributions to shareholders:
From net investment income	(0.16)		(0.17)	(0.09)	—
From net realized gains	(0.81)		(0.33)	—	—

Total distributions	(0.97)		(0.50)	(0.09)	—

Net asset value, end of period	$7.58		$14.42	$12.55	$10.62

Total Return ^	(43.37	) %	19.43%	19.11%	6.20	%**

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$183,478		$423,870	$436,584	$372,258
Ratio of expenses to average daily net assets:
Before expense waiver	1.05%		1.07%	1.06%	1.06	%*
After expense waiver	0.89	%#	0.89%#	0.89%#	0.89	%*#
Net investment income (loss) to average daily net assets	1.48%		0.87%	1.21%	0.85	%*
Portfolio turnover rate	13%		16%	25%	25	%**

*	Annualized.

**	Percentage represents the results for the period and is not annualized.

***	Per share amount calculated on the average shares method.

+	For the period December 31, 2004 (commencement of operations) through October 31, 2005.

#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

^

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Global Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N

	Year Ended 10/31/08		Year Ended 10/31/07		Year Ended 10/31/06		Period Ended 10/31/05+

Net asset value, beginning of period	$14.31		$12.48		$10.56		$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.10	***	0.03	***	0.06	***	0.02	***
Net realized and unrealized gain (loss) on investments	(6.00)		2.24		1.88		0.54

Total income (loss) from investment operations	(5.90)		2.27		1.94		0.56

Less distributions to shareholders:
From net investment income	(0.09)		(0.11)		(0.02)		—
From net realized gains	(0.81)		(0.33)		—		—

Total distributions	(0.90)		(0.44)		(0.02)		—

Net asset value, end of period	$7.51		$14.31		$12.48		$10.56

Total Return ^	(43.75	)% ^^	18.69	% ^^	18.35	% ^^	5.60	% **^^
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$568		$864		$574		$291
Ratio of expenses to average daily net assets:
Before expense waiver	1.78%		1.80%		1.80%		1.79	%*
After expense waiver	1.52	%#	1.52	%#	1.52	%#	1.52	%*#
Net investment income (loss) to average daily net assets	0.89%		0.23%		0.53%		0.27	%*
Portfolio turnover rate	13%		16%		25%		25	%**

*	Annualized.

**	Percentage represents the results for the period and is not annualized.

***	Per share amount calculated on the average shares method.

+	For the period December 31, 2004 (commencement of operations) through October 31, 2005.

#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

^

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

^^	Total return excludes sales charges and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier International Equity Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A

	Year Ended 10/31/08		Year Ended 10/31/07		Year Ended 10/31/06		Year Ended 10/31/05†††		Period Ended 10/31/04++		Year Ended 12/31/03

Net asset value, beginning of period	$19.25		$14.55		$11.61		$9.64		$9.46		$6.32

Income (loss) from investment operations:
Net investment income (loss)	0.13	***	0.18	***	0.07	***	0.03	***	0.02	***	0.01	***
Net realized and unrealized gain (loss) on investments	(9.16)		4.66		2.96		1.94		0.20		3.16

Total income (loss) from investment operations	(9.03)		4.84		3.03		1.97		0.22		3.17

Less distributions to shareholders:
From net investment income	(0.30)		(0.14)		(0.09)		—		(0.04)		(0.03)

Total distributions	(0.30)		(0.14)		(0.09)		—		(0.04)		(0.03)

Net asset value, end of period	$9.92		$19.25		$14.55		$11.61		$9.64		$9.46

Total Return ^	(47.54	) % ^^	33.50	% ^^	26.27	% ^^	20.44	% ^^	2.33	% **^^	49.88%
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$39,212		$103,369		$85,486		$55,809		$46,831		$50,817
Ratio of expenses to average daily net assets:
Before expense waiver	1.51%		1.53%		1.55%		1.54%		1.53	% *	1.52%
After expense waiver	1.50	% #	1.52	% #	1.52	% #	1.52	% #	1.52	% *^^^	1.50	% ^^^
Net investment income (loss) to average daily net assets	0.82%		1.05%		0.55%		0.28%		0.31	% *	0.15%
Portfolio turnover rate	29%		25%		27%		26%		32	% **	70%

	Class L

	Year Ended 10/31/08		Year Ended 10/31/07		Year Ended 10/31/06		Year Ended 10/31/05†††		Period Ended 10/31/04++		Year Ended 12/31/03

Net asset value, beginning of period	$19.45		$14.66		$11.69		$9.69		$9.48		$6.34

Income (loss) from investment operations:
Net investment income (loss)	0.18	***	0.22	***	0.10	***	0.06	***	0.04	***	0.03	***
Net realized and unrealized gain (loss) on investments	(9.26)		4.70		2.99		1.94		0.21		3.15

Total income (loss) from investment operations	(9.08)		4.92		3.09		2.00		0.25		3.18

Less distributions to shareholders:
From net investment income	(0.35)		(0.13)		(0.12)		—		(0.04)		(0.04)

Total distributions	(0.35)		(0.13)		(0.12)		—		(0.04)		(0.04)

Net asset value, end of period	$10.02		$19.45		$14.66		$11.69		$9.69		$9.48

Total Return ^	(47.40	) %	33.87%		26.61%		20.64%		2.66	% **	50.23%
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$51,881		$113,298		$118,352		$223,255		$185,394		$183,493
Ratio of expenses to average daily net assets:
Before expense waiver	1.26%		1.28%		1.30%		1.29%		1.28	% *	1.27%
After expense waiver	1.25	% #	1.27	% #	1.27	% #	1.27	% #	1.27	% *^^^	1.25	% ^^^
Net investment income (loss) to average daily net assets	1.12%		1.28%		0.77%		0.54%		0.53	% *	0.34%
Portfolio turnover rate	29%		25%		27%		26%		32	% **	70%

*	Annualized.

**	Percentage represents the results for the period and is not annualized.

***	Per share amount calculated on the average shares method.

†††

Effective November 1, 2004, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to November 1, 2004, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality.

++	For the period January 1, 2004 through October 31, 2004.

#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

^

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

^^	Total return excludes sales charges and would be lower for the period presented if it reflected these charges.

^^^	The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions were used to reduce operating expenses of the Fund.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier International Equity Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y

	Year Ended 10/31/08		Year Ended 10/31/07		Year Ended 10/31/06		Year Ended 10/31/05†††		Period Ended 10/31/04++		Year Ended 12/31/03

Net asset value, beginning of period	$19.59		$14.79		$11.80		$9.76		$9.54		$6.37

Income (loss) from investment operations:
Net investment income (loss)	0.19	***	0.25	***	0.13	***	0.08	***	0.05	***	0.05	***
Net realized and unrealized gain (loss) on investments	(9.31)		4.74		3.00		1.97		0.21		3.17

Total income (loss) from investment operations	(9.12)		4.99		3.13		2.05		0.26		3.22

Less distributions to shareholders:
From net investment income	(0.37)		(0.19)		(0.14)		(0.01)		(0.04)		(0.05)

Total distributions	(0.37)		(0.19)		(0.14)		(0.01)		(0.04)		(0.05)

Net asset value, end of period	$10.10		$19.59		$14.79		$11.80		$9.76		$9.54

Total Return ^	(47.32)%		34.05%		26.68%		20.95%		2.75	% **	50.60%

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$20,833		$83,333		$73,348		$59,211		$39,106		$44,227
Ratio of expenses to average daily net assets:
Before expense waiver	1.11%		1.13%		1.15%		1.14%		1.13	% *	1.12%
After expense waiver	1.10	% #	1.12	% #	1.12	% #	1.12	% #	1.11	% *^^^	1.10	% ^^^
Net investment income (loss) to average daily net assets	1.17%		1.46%		0.93%		0.69%		0.66	% *	0.64%
Portfolio turnover rate	29%		25%		27%		26%		32	% **	70%

	Class S

	Year Ended 10/31/08		Year Ended 10/31/07		Year Ended 10/31/06		Year Ended 10/31/05†††		Period Ended 10/31/04++		Year Ended 12/31/03

Net asset value, beginning of period	$19.63		$14.82		$11.82		$9.78		$9.56		$6.39

Income (loss) from investment operations:
Net investment income (loss)	0.20	***	0.25	***	0.13	***	0.08	***	0.06	***	0.04	***
Net realized and unrealized gain (loss) on investments	(9.33)		4.76		3.01		1.97		0.20		3.19

Total income (loss) from investment operations	(9.13)		5.01		3.14		2.05		0.26		3.23

Less distributions to shareholders:
From net investment income	(0.38)		(0.20)		(0.14)		(0.01)		(0.04)		(0.06)

Total distributions	(0.38)		(0.20)		(0.14)		(0.01)		(0.04)		(0.06)

Net asset value, end of period	$10.12		$19.63		$14.82		$11.82		$9.78		$9.56

Total Return ^	(47.32)%		34.17%		26.76%		20.91%		2.75	% **	50.49%

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$459,583		$1,033,709		$806,440		$608,471		$524,488		$587,883
Ratio of expenses to average daily net assets:
Before expense waiver	1.08%		1.10%		1.12%		1.11%		1.10	% *	1.09%
After expense waiver	1.07	% #	1.09	% #	1.09	% #	1.09	% #	1.08	% *^^^	1.07	% ^^^
Net investment income (loss) to average daily net assets	1.29%		1.47%		0.97%		0.72%		0.70	% *	0.58%
Portfolio turnover rate	29%		25%		27%		26%		32	% **	70%

*	Annualized.

**	Percentage represents the results for the period and is not annualized.

***	Per share amount calculated on the average shares method.

†††

Effective November 1, 2004, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to November 1, 2004, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality.

++	For the period January 1, 2004 through October 31, 2004.

#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

^

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

^^^	The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions were used to reduce operating expenses of the Fund.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier International Equity Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N

	Year Ended 10/31/08		Year Ended 10/31/07		Year Ended 10/31/06		Year Ended 10/31/05†††		Period Ended 10/31/04++		Year Ended 12/31/03

Net asset value, beginning of period	$19.05		$14.40		$11.50		$9.58		$9.42		$6.30

Income (loss) from investment operations:
Net investment income (loss)	0.09	***	0.12	***	0.03	***	(0.00	) ***†	(0.00	) ***†	(0.01	) ***
Net realized and unrealized gain (loss) on investments	(9.07)		4.63		2.93		1.92		0.20		3.13

Total income (loss) from investment operations	(8.98)		4.75		2.96		1.92		0.20		3.12

Less distributions to shareholders:
From net investment income	(0.26)		(0.10)		(0.06)		—		(0.04)		(0.00	) †

Total distributions	(0.26)		(0.10)		(0.06)		—		(0.04)		(0.00)

Net asset value, end of period	$9.81		$19.05		$14.40		$11.50		$9.58		$9.42

Total Return ^	(47.71	)% ^^	33.12	% ^^	25.82	% ^^	20.04	% ^^	2.22	% **^^	49.44	% ^^

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$158		$308		$232		$186		$155		$152
Ratio of expenses to average daily net assets:
Before expense waiver	1.81%		1.83%		1.85%		1.84%		1.83	% *	1.82%
After expense waiver	1.80	% #	1.82	% #	1.82	% #	1.82	% #	1.82	% *^^^	1.81	% ^^^
Net investment income (loss) to average daily net assets	0.59%		0.74%		0.23%		(0.01%)		(0.02	%) *	(0.16%)
Portfolio turnover rate	29%		25%		27%		26%		32	% **	70%

*	Annualized.

**	Percentage represents the results for the period and is not annualized.

***	Per share amount calculated on the average shares method.

†	Amount is less than $0.005 per share.

†††

Effective November 1, 2004, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to November 1, 2004, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality.

++	For the period January 1, 2004 through October 31, 2004.

#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

^

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

^^	Total return excludes sales charges and would be lower for the period presented if it reflected these charges.

^^^	The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions were used to reduce operating expenses of the Fund.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Focused International Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A						Class L

	Year Ended 10/31/08		Year Ended 10/31/07		Period Ended 10/31/06+		Year Ended 10/31/08		Year Ended 10/31/07		Period Ended 10/31/06+

Net asset value, beginning of period	$17.20		$12.41		$10.00		$17.27		$12.44		$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.19	***	0.08	***	0.07	***	0.22	***	0.11	***	(0.01	)***
Net realized and unrealized gain (loss) on investments	(8.43)		4.80		2.34		(8.48)		4.82		2.45

Total income (loss) from investment operations	(8.24)		4.88		2.41		(8.26)		4.93		2.44

Less distributions to shareholders:
From net investment income	(0.13)		(0.00	) †	—		(0.14)		(0.01)		—
From net realized gains	(0.42)		(0.09)		—		(0.42)		(0.09)		—

Total distributions	(0.55)		(0.09)		—		(0.56)		(0.10)		—

Net asset value, end of period	$8.41		$17.20		$12.41		$8.45		$17.27		$12.44

Total Return ^	(49.39	)% ^^	39.55	% ^^	24.10	% **^^	(49.32)%		39.91%		24.40	% **

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$27,401		$36,718		$3,773		$7,993		$17,632		$9,667
Ratio of expenses to average daily net assets:
Before expense waiver	1.62%		1.75%		1.70	% *	1.37%		1.50%		2.21	% *
After expense waiver	1.58	% #	1.58	% #	1.58	% *#	1.33	% #	1.33	% #	1.33	% *#
Net investment income (loss) to average daily net assets	1.38%		0.57%		0.68	% *	1.62%		0.78%		(0.13	%) *
Portfolio turnover rate	106%		95%		81	% **	106%		95%		81	% **

	Class Y						Class S

	Year Ended 10/31/08		Year Ended 10/31/07		Period Ended 10/31/06+		Year Ended 10/31/08	Year Ended 10/31/07		Period Ended 10/31/06+

Net asset value, beginning of period	$17.31		$12.45		$10.00		$17.33	$12.46		$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.18	***	0.14	***	0.12	***	0.27 ***	0.15	***	0.13	***
Net realized and unrealized gain (loss) on investments	(8.43)		4.82		2.33		(8.53)	4.82		2.33

Total income (loss) from investment operations	(8.25)		4.96		2.45		(8.26)	4.97		2.46

Less distributions to shareholders:
From net investment income	(0.16)		(0.01)		—		(0.16)	(0.01)		—
From net realized gains	(0.42)		(0.09)		—		(0.42)	(0.09)		—

Total distributions	(0.58)		(0.10)		—		(0.58)	(0.10)		—

Net asset value, end of period	$8.48		$17.31		$12.45		$8.49	$17.33		$12.46

Total Return ^	(49.19)%		40.12%		24.50	% **	(49.18)%	40.18%		24.60	% **

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$5,474		$739		$179		$22,846	$26,159		$6,036
Ratio of expenses to average daily net assets:
Before expense waiver	1.22%		1.35%		2.52	% *	1.12%	1.25%		2.52	% *
After expense waiver	1.18	% #	1.18	% #	1.18	% *#	N/A	1.15	% #	1.15	% *#
Net investment income (loss) to average daily net assets	1.47%		0.95%		1.13	% *	1.96%	1.04%		1.22	% *
Portfolio turnover rate	106%		95%		81	% **	106%	95%		81	% **

*	Annualized.

**	Percentage represents the results for the period and is not annualized.

***	Per share amount calculated on the average shares method.

†	Amount is less than $0.005 per share.

+	For the period December 1, 2005 (commencement of operations) through October 31, 2006.

#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

^

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

^^	Total return excludes sales charges and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Focused International Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N

	Year Ended 10/31/08		Year Ended 10/31/07		Period Ended 10/31/06+

Net asset value, beginning of period	$17.10		$12.37		$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.14	***	0.02	***	0.05	***
Net realized and unrealized gain (loss) on investments	(8.37)		4.80		2.32

Total income (loss) from investment operations	(8.23)		4.82		2.37

Less distributions to shareholders:
From net investment income	(0.11)		—		—
From net realized gains	(0.42)		(0.09)		—

Total distributions	(0.53)		(0.09)		—

Net asset value, end of period	$8.34		$17.10		$12.37

Total Return ^	(49.58	)% ^^	39.19	% ^^	23.70	% **^^

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$636		$847		$151
Ratio of expenses to average daily net assets:
Before expense waiver	2.02%		2.15%		3.35	% *
After expense waiver	1.88	% #	1.88	% #	1.88	% *#
Net investment income (loss) to average daily net assets	1.08%		0.13%		0.47	% *
Portfolio turnover rate	106%		95%		81	% **

*	Annualized.

**	Percentage represents the results for the period and is not annualized.

***	Per share amount calculated on the average shares method.

+	For the period December 1, 2005 (commencement of operations) through October 31, 2006.

#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

^

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

^^	Total return excludes sales charges and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

1.	The Fund

MassMutual Premier Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company. The Trust is organized under the laws of the Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated August 1, 1994, as amended. The Trust consists of the following series (each individually referred to as a “Fund” or collectively as the “Funds”): MassMutual Premier Money Market Fund (“Money Market Fund”), MassMutual Premier Short-Duration Bond Fund (“Short-Duration Bond Fund”), MassMutual Premier Inflation-Protected Bond Fund (“Inflation- Protected Bond Fund”), MassMutual Premier Core Bond Fund (“Core Bond Fund”), MassMutual Premier Diversified Bond Fund (“Diversified Bond Fund”), MassMutual Premier Strategic Income Fund (“Strategic Income Fund”), MassMutual Premier High Yield Fund (“High Yield Fund”), MassMutual Premier International Bond Fund (“International Bond Fund”), MassMutual Premier Balanced Fund (“Balanced Fund”), MassMutual Premier Value Fund (“Value Fund”), MassMutual Premier Core Value Equity Fund (“Core Value Equity Fund”), MassMutual Premier Enhanced Index Value Fund (“Enhanced Index Value Fund”), MassMutual Premier Enhanced Index Core Equity Fund (“Enhanced Index Core Equity Fund”), MassMutual Premier Main Street Fund (“Main Street Fund”), MassMutual Premier Capital Appreciation Fund (“Capital Appreciation Fund”), MassMutual Premier Core Growth Fund (“Core Growth Fund”), MassMutual Premier Enhanced Index Growth Fund (“Enhanced Index Growth Fund”), MassMutual Premier Discovery Value Fund (“Discovery Value Fund”), MassMutual Premier Small Capitalization Value Fund (“Small Capitalization Value Fund”), MassMutual Premier Main Street Small Cap Fund (“Main Street Small Cap Fund”), MassMutual Premier Small Company Opportunities Fund (“Small Company Opportunities Fund”), MassMutual Premier Global Fund (“Global Fund”), MassMutual Premier International Equity Fund (“International Equity Fund”) and MassMutual Premier Focused International Fund (“Focused International Fund”).

The International Bond Fund and Core Value Equity Fund commenced operations on December 20, 2007.

Prior to the opening of business on September 17, 2007, the Enhanced Index Value Fund acquired all assets and liabilities of the MassMutual Premier Enhanced Index Value Fund II (“Enhanced Index Value Fund II”). The acquisition was accomplished by a tax-free exchange of 510,982 Class A shares, 54,818 Class L shares, 186,139 Class Y shares, 16,377,117 Class S shares and 14,363 Class N shares of the Enhanced Index Value Fund II for 353,027 Class A shares, 38,011 Class L shares, 127,576 Class Y shares, 11,169,165 Class S shares and 9,845 Class N shares of the Enhanced Index Value Fund. Enhanced Index Value Fund II’s net assets at that date of $152,349,540, including $3,799,417 of net unrealized appreciation, were combined with those of the Enhanced Index Value Fund. The aggregate net assets of the Enhanced Index Value Fund immediately before the acquisition were $420,379,056. The combined net assets of the Enhanced Index Value Fund immediately following the acquisition were $572,728,596.

Each Fund has the following five classes of shares: Class A, Class L, Class Y, Class S and Class N. Class N shares for the Money Market Fund are not currently available. Each share class invests in the same portfolio of assets. The principal economic difference among the classes is the level of service and administration fees borne by the classes. The classes of shares are offered to different types of investors, as outlined in the Trust’s Prospectus.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed consistently by each Fund in the preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“generally accepted accounting principles”). The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Notes to Financial Statements (Continued)

Investment Valuation

Equity securities are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees (“Trustees”), which provides the last reported sale price for securities listed on a national securities exchange or the official closing price on the NASDAQ National Market System, or in the case of over-the-counter securities not so listed, the last reported bid price. Debt securities (other than short-term obligations) are valued on the basis of valuations furnished by a pricing service, authorized by the Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. For all Funds, excluding the Money Market Fund, short-term securities are valued at either amortized cost or at original cost plus accrued interest, whichever approximates current market value. The Money Market Fund’s portfolio securities are valued at amortized cost in accordance with Rule 2a-7 under the 1940 Act pursuant to which the Money Market Fund must adhere to certain conditions. It is the intention of the Money Market Fund to maintain a per-share net asset value of $1.00. Shares of other funds are valued at their net asset value as reported on each business day. Swaps are marked to market daily based upon values from third party vendors or market makers to the extent available or model prices. Valuations received from third party vendors are determined using various valuation systems and models based on the type of instrument. The underlying inputs and market data used in such models may include broker quotes, market indices and yield curves, counterparty information, foreign exchange rates and other market data. All other securities and other assets, including futures, options, swaps and debt securities for which the prices supplied by a pricing agent, or as noted above, are deemed by the Trustees not to be representative of market values, including restricted securities and securities for which no market quotation is available, are valued at fair value in accordance with procedures approved by the Trustees.

Securities are typically valued on the basis of their readily available market quotations furnished by pricing services authorized by the Trustees. However, in certain cases, market quotations for a specific portfolio security are readily available, but the authorized pricing service may not provide a price for that security, or the price provided by such authorized pricing service is deemed unreliable by the investment adviser or sub-adviser. In such cases, market quotations provided by an established market maker for that security (i.e. broker quotes) may be used to value the security if the investment adviser has reason to believe such quotations are reasonably likely to be reliable.

In addition, valuation methods approved by the Trustees which are intended to reflect fair value may be used when pricing service information is not readily available, or is not deemed reliable by the investment adviser, or when a security’s value is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market). In such a case, a Fund’s value for a security is likely to be different from the last quoted market price or pricing service information. In addition, a fair value pricing service is used to assist in the pricing of foreign securities held by the Trust. Due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset’s sale.

Portfolio securities traded on more than one national securities exchange are valued at the last price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. All assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the mean between the buying and selling rates of such currencies against U.S. dollars last quoted by any major bank. If such quotations are not available, the rate of exchange is determined in accordance with policies established by the Trustees.

Money Market Guarantee Program

The Money Market Fund has entered into the United States Department of the Treasury’s Temporary Guarantee Program for Money Market Funds (the “Program”). The Program seeks to guarantee the net asset value of certain shares of money market funds as of September 19, 2008 at $1.00 per share to the

Notes to Financial Statements (Continued)

extent that a fund’s market-based net asset value per share falls below $0.995 (the “Guarantee Event”). Only shareholders of record of a participating fund on September 19, 2008 will be eligible to receive payments under the Program. Shareholders who owned an account in a participating fund on September 19, 2008, but subsequently closed their account, are not eligible to receive payments under the Program. The number of shares of each shareholder of record covered by the Program will be the lesser of: (i) the number of shares held in the shareholder’s account in the fund as of the close of business on September 19, 2008, or (ii) the number of shares held in the account on the date of the Guarantee Event. Any increase in the number of shares held in a shareholder’s account after the close of business on September 19, 2008 will not be covered by the Program. If a Guarantee Event occurs, a fund must liquidate its holdings and comply with certain other requirements to be eligible for payments under the Program.

Unless extended by the Treasury, the Program will expire on December 18, 2008. The Secretary of the Treasury has the option to extend the Program until close of business on September 18, 2009. If the Program is extended, the Money Market Fund’s Board of Trustees will consider whether to continue to participate. The Money Market Fund paid a premium of 0.01% of its net asset value as of September 19, 2008 to participate in the Program for the initial three-month period. Additional payments may be required to the extent the Program is extended and the Fund participates.

Assets available to the Program to support all participating money market funds are limited; therefore, participation in the Program does not guarantee a $1.00 net asset value upon redemption or liquidation of shares. More information is available about the program at http://www.ustreas.gov.

Securities Lending

Each Fund may lend its securities to qualified brokers; however, securities lending cannot exceed 33% of the total assets of the Funds taken at current value. The loans are collateralized at all times with cash or securities with a market value at least equal to 100% of the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional collateral is delivered to the Fund the next business day. As with other extensions of credit, the Funds may bear the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Funds receive compensation for lending their securities.

The Funds had no securities on loan at October 31, 2008.

The Trust receives, as fees, a share of the income earned on investment of the cash collateral received for the loan of securities. For the year ended October 31, 2008, the Trust earned securities lending net income as follows:

	Securities Lending Gross Income	Securities Lending Fees and Expenses	Securities Lending Net Income

Short-Duration Bond Fund	$36,418	$30,885	$5,533
Core Bond Fund	1,112,678	922,365	190,313
Diversified Bond Fund	367,370	306,463	60,907
Strategic Income Fund	72,748	46,987	25,761
High Yield Fund	380,081	283,068	97,013
Balanced Fund	104,197	94,102	10,095
Value Fund	451,012	404,726	46,286
Core Value Equity Fund	3,332	2,600	732
Enhanced Index Value Fund	424,536	349,730	74,806
Enhanced Index Core Equity Fund	53,226	48,792	4,434
Main Street Fund	212,725	165,388	47,337
Capital Appreciation Fund	1,291,933	1,025,291	266,642
Core Growth Fund	56,759	47,077	9,682

Notes to Financial Statements (Continued)

	Securities Lending Gross Income	Securities Lending Fees and Expenses	Securities Lending Net Income

Enhanced Index Growth Fund	$224,730	$201,441	$23,289
Discovery Value Fund	162,540	141,717	20,823
Small Capitalization Value Fund	343,154	237,764	105,390
Main Street Small Cap Fund	353,922	255,474	98,448
Small Company Opportunities Fund	984,955	720,596	264,359
Global Fund	947,530	612,730	334,800
International Equity Fund	1,755,892	1,436,836	319,056
Focused International Fund	54,759	36,062	18,697

	$9,394,497	$7,370,094	$2,024,403

Repurchase Agreements

Each Fund may enter into repurchase agreements with certain banks and broker/dealers whereby a Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Funds, through their custodian, take possession of the securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Funds in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the Funds and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters insolvency proceedings, realization of collateral by the Funds may be delayed or limited.

Accounting for Investment Transactions

Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments (which may include proceeds received from litigation) and unrealized appreciation and depreciation of investments are computed by the specific identification cost method. Interest income, adjusted for amortization of discounts and premiums on debt securities, is earned from the settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Withholding taxes on foreign interest, dividends, and capital gains have been provided for in accordance with the applicable country’s tax rules and rates. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain.

Federal Income Tax

It is each Fund’s intent to continue to comply with the provisions of subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to a regulated investment company. Under such provisions, the Funds will not be subject to federal income taxes on their ordinary income and net realized capital gains to the extent they are distributed or deemed to have been distributed to their shareholders. Therefore, no federal income tax provision is required.

Dividends and Distributions to Shareholders

Dividends from net investment income of each Fund, other than the Money Market Fund, are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements. Dividends from net investment income are declared daily and paid monthly for the Money Market Fund. Distributions of any net realized capital gains of each Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.As a result, net investment income and net realized gain on investment transactions for a reporting period may differ significantly from distributions during such period.

Notes to Financial Statements (Continued)

Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars. The market values of foreign currencies, foreign securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the buying and selling rates of such currencies against the U.S. dollar at the end of each business day. Purchases and sales of foreign securities and income and expense items are translated at the rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations arising from changes in the exchange rates from that portion arising from changes in the market prices of securities. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of dividends recorded on the books of the Funds and the amount actually received.

Forward Foreign Currency Contracts

Each Fund may enter into forward foreign currency contracts in order to hedge the effect of currency movements of foreign denominated securities or obligations. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange and interest rates. Forward foreign currency contracts are marked to market daily and the change in their value is recorded by the Funds as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through delivery or offset by entering into another forward foreign currency contract, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset. Forward foreign currency contracts involve a risk of loss from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in foreign currency values and interest rates. The notional or contractual amounts of these instruments represent the investments the Funds have in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risk associated with these instruments is meaningful only when all related and offsetting transactions and counterparty risk are considered.

The Fund(s) listed in the following table had open forward foreign currency contracts at October 31, 2008:

Settlement Date	Contracts to Deliver/Receive	Units of Currency	In Exchange for U.S. Dollars	Contracts at Value	Unrealized Appreciation (Depreciation)

Strategic Income Fund
BUYS
11/03/08	Argentinean Peso	2,450,000	$767,983	$725,120	$(42,863)
12/03/08	Argentinean Peso	2,450,000	618,941	594,202	(24,739)
11/03/08	Australian Dollar	2,570,000	1,731,849	1,695,557	(36,292)
11/10/08	Australian Dollar	1,297,000	911,084	855,181	(55,903)
11/14/08	Australian Dollar	1,760,000	1,206,656	1,159,996	(46,660)
11/21/08	Australian Dollar	1,000,000	933,530	658,626	(274,904)
1/09/09	Australian Dollar	1,420,000	923,734	931,628	7,894
11/04/08	Brazilian Real	32,985,000	16,945,165	15,509,945	(1,435,220)
12/02/08	Brazilian Real	7,385,000	3,412,662	3,435,576	22,914
11/03/08	British Pound	70,000	114,765	113,102	(1,663)
11/04/08	British Pound	55,000	88,935	88,866	(69)
11/10/08	British Pound	415,000	717,909	670,276	(47,633)
12/04/08	British Pound	220,000	402,589	354,778	(47,811)
1/09/09	British Pound	600,000	964,360	966,006	1,646
1/16/09	British Pound	40,000	75,116	64,384	(10,732)
2/05/09	British Pound	80,000	140,664	128,672	(11,992)
11/06/08	Canadian Dollar	760,000	645,052	625,052	(20,000)

Notes to Financial Statements (Continued)

Settlement Date	Contracts to Deliver/Receive	Units of Currency	In Exchange for U.S. Dollars	Contracts at Value	Unrealized Appreciation (Depreciation)

Strategic Income Fund (continued)
BUYS
11/10/08	Canadian Dollar	840,000	$724,313	$690,811	$(33,502)
1/09/09	Canadian Dollar	1,925,000	1,581,198	1,583,818	2,620
11/12/08	Chilean Peso	444,000,000	832,657	661,275	(171,382)
11/20/08	Chilean Peso	204,000,000	322,887	303,522	(19,365)
11/10/08	Chinese Yuan Renminbi	5,400,000	783,745	788,650	4,905
5/13/09	Chinese Yuan Renminbi	5,180,000	786,435	742,023	(44,412)
5/14/09	Chinese Yuan Renminbi	3,460,000	527,798	495,623	(32,175)
6/08/09	Chinese Yuan Renminbi	2,040,000	311,788	292,019	(19,769)
9/02/09	Chinese Yuan Renminbi	8,900,000	1,337,340	1,271,026	(66,314)
11/04/08	Colombian Peso	3,945,000,000	1,671,649	1,651,318	(20,331)
11/03/08	Euro	285,000	369,189	361,394	(7,795)
11/04/08	Euro	205,000	260,965	259,950	(1,015)
11/10/08	Euro	3,175,000	4,326,407	4,024,980	(301,427)
12/02/08	Euro	860,000	1,175,931	1,089,159	(86,772)
12/03/08	Euro	400,000	540,480	506,563	(33,917)
12/04/08	Euro	7,170,000	10,222,448	9,079,735	(1,142,713)
1/09/09	Euro	650,000	824,980	822,835	(2,145)
1/16/09	Euro	2,270,000	3,496,725	2,873,153	(623,572)
1/29/09	Euro	1,445,000	2,039,348	1,828,426	(210,922)
2/05/09	Euro	60,000	74,910	75,910	1,000
11/07/08	Hungarian Forint	133,000,000	748,132	658,207	(89,925)
11/12/08	Hungarian Forint	145,000,000	834,478	717,000	(117,478)
12/02/08	Hungarian Forint	325,000,000	1,888,437	1,601,761	(286,676)
11/03/08	Indian Rupee	30,800,000	618,846	622,852	4,006
11/12/08	Indian Rupee	8,000,000	173,705	161,440	(12,265)
11/14/08	Indonesian Rupiah	2,500,000,000	245,194	228,781	(16,413)
11/28/08	Indonesian Rupiah	11,865,000,000	1,216,857	1,081,980	(134,877)
12/19/08	Indonesian Rupiah	9,240,000,000	945,752	836,430	(109,322)
11/04/08	Japanese Yen	17,000,000	175,348	172,852	(2,496)
11/05/08	Japanese Yen	17,000,000	182,992	172,650	(10,342)
11/10/08	Japanese Yen	121,000,000	1,207,344	1,230,571	23,227
11/14/08	Japanese Yen	126,000,000	1,250,124	1,281,609	31,485
12/03/08	Japanese Yen	519,000,000	4,975,710	5,282,695	306,985
12/04/08	Japanese Yen	2,105,000,000	19,976,698	21,426,747	1,450,049
1/09/09	Japanese Yen	1,492,000,000	15,643,938	15,217,451	(426,487)
2/05/09	Japanese Yen	23,000,000	220,918	234,848	13,930
3/10/09	Japanese Yen	273,000,000	2,615,888	2,791,803	175,915
1/29/09	Kuwaiti Dinar	78,000	290,828	283,430	(7,398)
1/09/09	Malaysian Ringgit	1,210,000	346,804	340,752	(6,052)

Notes to Financial Statements (Continued)

Settlement Date	Contracts to Deliver/Receive	Units of Currency	In Exchange for U.S. Dollars	Contracts at Value	Unrealized Appreciation (Depreciation)

Strategic Income Fund (continued)
BUYS
11/24/08	Mexican Peso	69,180,000	$6,739,152	$5,422,835	$(1,316,317)
11/24/08	New Turkish Lira	600,000	357,605	388,360	30,755
1/16/09	New Zealand Dollar	3,320,000	2,425,367	1,913,002	(512,365)
11/06/08	Norwegian Krone	4,800,000	799,361	712,875	(86,486)
11/28/08	Norwegian Krone	8,930,000	1,337,127	1,323,876	(13,251)
1/16/09	Norwegian Krone	9,240,000	1,762,117	1,365,508	(396,609)
11/05/08	Peruvian New Sol	1,850,000	597,738	598,799	1,061
11/06/08	Peruvian New Sol	950,000	306,947	307,439	492
11/12/08	Philippine Peso	9,000,000	187,500	183,921	(3,579)
1/09/09	Polish Zloty	1,100,000	386,831	394,566	7,735
1/29/09	Qatari Riyal	1,020,000	290,764	278,735	(12,029)
11/19/08	Russian Ruble	69,430,000	2,764,943	2,516,940	(248,003)
1/29/09	Saudi Riyal	1,070,000	289,777	284,247	(5,530)
11/28/08	Singapore Dollar	2,505,000	1,674,913	1,689,258	14,345
1/09/09	Singapore Dollar	320,000	218,878	216,147	(2,731)
1/16/09	Swedish Krona	3,310,000	435,302	424,072	(11,230)
11/10/08	Swiss Franc	210,000	186,725	179,801	(6,924)
11/28/08	Swiss Franc	1,120,000	968,021	959,159	(8,862)
1/09/09	Swiss Franc	6,015,000	5,306,624	5,155,631	(150,993)
1/28/09	Ukrainian Hryvnia	1,510,000	289,772	245,078	(44,694)
1/29/09	United Arab Emirates Dirham	1,040,000	290,909	280,562	(10,347)
1/30/09	Vietnamese Dong	4,600,000,000	289,490	251,160	(38,330)

					$(6,861,056)

SELLS
11/03/08	Argentinean Peso	2,450,000	710,396	725,121	$(14,725)
11/03/08	Australian Dollar	2,570,000	2,070,279	1,695,557	374,722
11/10/08	Australian Dollar	118,000	83,780	77,804	5,976
11/14/08	Australian Dollar	1,760,000	1,239,339	1,159,996	79,343
11/21/08	Australian Dollar	1,000,000	931,866	658,627	273,239
11/28/08	Australian Dollar	2,570,000	1,727,050	1,691,484	35,566
1/09/09	Australian Dollar	4,750,000	2,967,978	3,116,362	(148,384)
11/04/08	Brazilian Real	32,985,000	15,386,476	15,509,946	(123,470)
12/02/08	Brazilian Real	3,570,000	1,642,627	1,660,800	(18,173)
11/03/08	British Pound	70,000	112,700	113,102	(402)
11/04/08	British Pound	55,000	85,388	88,866	(3,478)
11/10/08	British Pound	220,000	382,954	355,327	27,627
12/04/08	British Pound	220,000	398,706	354,778	43,928

Notes to Financial Statements (Continued)

Settlement Date	Contracts to Deliver/Receive	Units of Currency	In Exchange for U.S. Dollars	Contracts at Value	Unrealized Appreciation (Depreciation)

Strategic Income Fund (continued)
SELLS
1/09/09	British Pound	1,950,000	$3,141,563	$3,139,520	$2,043
1/16/09	British Pound	780,000	1,502,543	1,255,482	247,061
2/05/09	British Pound	710,000	1,373,075	1,141,968	231,107
11/06/08	Canadian Dollar	3,780,000	3,491,272	3,108,813	382,459
11/10/08	Canadian Dollar	450,000	406,725	370,077	36,648
11/28/08	Canadian Dollar	1,610,000	1,255,361	1,323,741	(68,380)
1/09/09	Canadian Dollar	9,215,000	7,603,651	7,581,759	21,892
11/12/08	Chilean Peso	444,000,000	787,516	661,275	126,241
11/20/08	Chilean Peso	204,000,000	322,093	303,522	18,571
5/13/09	Chinese Yuan Renminbi	1,740,000	265,151	249,251	15,900
11/04/08	Colombian Peso	3,945,000,000	1,775,465	1,651,318	124,147
11/24/08	Colombian Peso	560,000,000	237,288	233,457	3,831
12/04/08	Colombian Peso	901,000,000	378,549	374,854	3,695
1/06/09	Colombian Peso	901,000,000	375,708	372,433	3,275
2/04/09	Colombian Peso	900,000,000	372,033	369,671	2,362
11/03/08	Euro	285,000	363,945	361,394	2,551
11/04/08	Euro	205,000	258,608	259,950	(1,342)
11/10/08	Euro	1,685,000	2,280,985	2,136,092	144,893
11/21/08	Euro	250,000	384,375	316,772	67,603
12/02/08	Euro	4,410,000	6,272,343	5,585,106	687,237
12/03/08	Euro	8,535,000	11,811,374	10,808,787	1,002,587
12/04/08	Euro	7,170,000	9,973,929	9,079,735	894,194
1/09/09	Euro	4,500,000	6,057,020	5,696,549	360,471
1/29/09	Euro	3,925,000	6,115,150	4,966,485	1,148,665
2/05/09	Euro	1,120,000	1,727,040	1,416,984	310,056
11/12/08	Hungarian Forint	145,000,000	830,996	717,000	113,996
12/02/08	Hungarian Forint	455,000,000	2,471,689	2,242,466	229,223
11/03/08	Indian Rupee	30,800,000	645,702	622,852	22,850
11/06/08	Indian Rupee	30,000,000	640,615	606,355	34,260
11/10/08	Indian Rupee	15,000,000	310,881	302,859	8,022
11/12/08	Indian Rupee	8,000,000	172,340	161,440	10,900
11/20/08	Indian Rupee	38,500,000	780,854	775,303	5,551
12/03/08	Indian Rupee	30,800,000	601,562	618,138	(16,576)
11/24/08	Indonesian Rupiah	3,170,000,000	296,539	289,366	7,173
12/19/08	Indonesian Rupiah	2,740,000,000	273,180	248,032	25,148
11/17/08	Israeli Shekel	1,540,000	426,806	416,593	10,213
12/08/08	Israeli Shekel	1,920,000	550,664	518,882	31,782
1/30/09	Israeli Shekel	2,790,000	739,112	752,579	(13,467)
11/04/08	Japanese Yen	17,000,000	172,449	172,852	(403)
11/05/08	Japanese Yen	17,000,000	172,589	172,650	(61)
11/10/08	Japanese Yen	71,000,000	703,162	722,071	(18,909)
11/14/08	Japanese Yen	126,000,000	1,265,136	1,281,609	(16,473)
12/03/08	Japanese Yen	272,000,000	2,676,790	2,768,580	(91,790)
12/04/08	Japanese Yen	1,918,000,000	18,056,888	19,523,278	(1,466,390)

Notes to Financial Statements (Continued)

Settlement Date	Contracts to Deliver/Receive	Units of Currency	In Exchange for U.S. Dollars	Contracts at Value	Unrealized Appreciation (Depreciation)

Strategic Income Fund (continued)
SELLS
1/09/09	Japanese Yen	152,000,000	$1,595,919	$1,550,303	$45,616
1/16/09	Japanese Yen	152,000,000	1,435,115	1,550,751	(115,636)
2/05/09	Japanese Yen	142,000,000	1,333,865	1,449,932	(116,067)
3/10/09	Japanese Yen	273,000,000	2,689,861	2,791,803	(101,942)
1/29/09	Kuwaiti Dinar	78,000	280,072	283,430	(3,358)
11/14/08	Malaysian Ringgit	1,385,000	393,365	389,954	3,411
11/17/08	Malaysian Ringgit	2,240,000	637,396	630,647	6,749
1/09/09	Malaysian Ringgit	2,885,000	825,471	812,455	13,016
11/06/08	Mexican Peso	8,900,000	792,485	701,690	90,795
11/18/08	Mexican Peso	9,930,000	785,875	779,883	5,992
11/24/08	Mexican Peso	70,715,000	6,262,906	5,543,159	719,747
11/28/08	Mexican Peso	4,305,000	322,956	337,026	(14,070)
11/20/08	New Turkish Lira	2,230,000	1,458,470	1,445,778	12,692
11/24/08	New Turkish Lira	600,000	343,407	388,360	(44,953)
11/24/08	New Zealand Dollar	1,275,000	784,125	739,183	44,942
11/28/08	New Zealand Dollar	120,000	69,600	69,536	64
1/16/09	New Zealand Dollar	340,000	201,960	195,910	6,050
1/09/09	Norwegian Krone	22,650,000	3,237,333	3,348,805	(111,472)
1/16/09	Norwegian Krone	2,290,000	369,610	338,422	31,188
11/05/08	Peruvian New Sol	1,850,000	596,056	598,799	(2,743)
11/06/08	Peruvian New Sol	950,000	314,778	307,439	7,339
11/17/08	Peruvian New Sol	1,705,000	545,571	550,753	(5,182)
11/28/08	Peruvian New Sol	930,000	296,839	299,857	(3,018)
1/07/09	Peruvian New Sol	3,296,000	1,089,101	1,057,814	31,287
2/04/09	Peruvian New Sol	2,800,000	891,435	897,436	(6,001)
11/06/08	Philippine Peso	37,000,000	779,177	756,282	22,895
11/12/08	Philippine Peso	9,000,000	195,143	183,921	11,222
11/17/08	Philippine Peso	13,100,000	273,087	267,658	5,429
1/09/09	Polish Zloty	8,870,000	3,157,577	3,181,637	(24,060)
1/30/09	Polish Zloty	2,140,000	720,660	766,782	(46,122)
1/29/09	Qatari Riyal	1,020,000	277,778	278,735	(957)
11/17/08	Russian Ruble	18,900,000	715,364	686,744	28,620

Notes to Financial Statements (Continued)

Settlement Date	Contracts to Deliver/Receive	Units of Currency	In Exchange for U.S. Dollars	Contracts at Value	Unrealized Appreciation (Depreciation)

Strategic Income Fund (continued)
SELLS
11/19/08	Russian Ruble	18,900,000	$714,826	$685,153	$29,673
9/18/09	Russian Ruble	35,700,000	1,332,476	1,112,561	219,915
9/21/09	Russian Ruble	25,590,000	967,540	797,228	170,312
1/29/09	Saudi Riyal	1,070,000	284,121	284,247	(126)
1/09/09	Singapore Dollar	45,000	30,713	30,396	317
1/20/09	South African Rand	17,125,000	1,598,175	1,703,425	(105,250)
11/28/08	South Korean Won	366,000,000	259,722	284,747	(25,025)
1/16/09	Swedish Krona	8,800,000	1,432,962	1,127,441	305,521
11/10/08	Swiss Franc	115,000	100,701	98,462	2,239
1/09/09	Swiss Franc	5,565,000	4,850,670	4,769,923	80,747
11/28/08	Taiwan Dollar	20,200,000	607,720	614,458	(6,738)
12/02/08	Taiwan Dollar	42,000,000	1,332,276	1,278,286	53,990
1/28/09	Ukrainian Hryvnia	1,510,000	206,850	245,078	(38,228)
1/29/09	United Arab Emirates Dirham	1,040,000	280,323	280,562	(239)
1/30/09	Vietnamese Dong	4,600,000,000	240,845	251,160	(10,315)

					$6,342,851

International Bond Fund
BUYS
12/17/08	Australian Dollar	305,000	207,766	200,434	$(7,332)
12/19/08	Canadian Dollar	780,000	611,493	641,485	29,992
12/12/08	Danish Krone	1,440,000	271,201	244,623	(26,578)
12/22/08	Euro	45,000	61,025	56,977	(4,048)
1/27/09	Japanese Yen	705,000,000	7,023,801	7,195,893	172,092
11/21/08	Mexican Peso	3,530,000	315,637	276,973	(38,664)
11/21/08	Norwegian Krone	10,385,000	1,790,878	1,540,456	(250,422)
1/20/09	Polish Zloty	2,145,000	776,696	768,969	(7,727)
11/13/08	Singapore Dollar	980,000	700,175	660,589	(39,586)
11/12/08	Swedish Krona	6,310,000	930,511	809,347	(121,164)

					$(293,437)

SELLS
12/17/08	Australian Dollar	2,145,000	1,717,122	1,409,607	$307,515
1/26/09	British Pound	1,400,000	2,421,456	2,252,594	168,862
12/19/08	Canadian Dollar	780,000	729,965	641,486	88,479
12/12/08	Danish Krone	280,000	50,930	47,566	3,364
12/22/08	Euro	3,595,000	5,000,480	4,551,843	448,637
1/27/09	Japanese Yen	50,000,000	539,491	510,347	29,144
11/21/08	Mexican Peso	3,160,000	294,301	247,942	46,359
11/21/08	Norwegian Krone	2,000,000	312,925	296,669	16,256
11/13/08	Singapore Dollar	980,000	663,072	660,589	2,483

Notes to Financial Statements (Continued)

Settlement Date	Contracts to Deliver/Receive	Units of Currency	In Exchange for U.S. Dollars	Contracts at Value	Unrealized Appreciation (Depreciation)

International Bond Fund (continued)
SELLS
11/12/08	Swedish Krona	1,220,000	$166,075	$156,482	$9,593

					$1,120,692

Focused International Fund
BUYS
11/05/08	Australian Dollar	332,189	225,590	219,139	$(6,451)

SELLS
11/06/08	Japanese Yen	103,836,925	1,052,686	1,055,867	$(3,181)

Delayed Delivery Transactions, When-Issued Securities, and Forward Commitments

Each Fund may purchase or sell securities on a “when-issued” or delayed delivery or on a forward commitment basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. These securities are valued on the basis of valuations furnished by a pricing service, authorized by the Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Securities for which no market quotation is available are valued at fair value in accordance with procedures approved by the Trustees. The Funds record on a daily basis the unrealized appreciation (depreciation) based upon changes in the value of these securities. When a forward commitment contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors. Funds monitor exposure to ensure counterparties are creditworthy and concentration of exposure is minimized.

The Funds had securities purchased on a forward commitment basis as shown in the Portfolios of Investments at October 31, 2008.

Financial Futures Contracts

A Fund may enter into futures contracts, including commodity future contracts, stock index future contracts, foreign currency future contracts and fixed income futures contracts. These transactions are hedging strategies. They are designed to protect a Fund’s current or intended investments from the effects of changes in exchange rates or market declines. They may also be used for other purposes, such as an efficient means of adjusting a Fund’s exposure to certain markets; in an effort to enhance income; and as a cash management tool. Futures contracts are contracts for delayed delivery of securities or commodities at a specific future date and at a specific price or yield. Upon entering into a contract, the Funds deposit and maintain as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Funds as unrealized gains or losses. When the contract is closed, each Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. A Fund will incur brokerage fees when it purchases and sells futures contracts. Futures contracts entail risk of loss in portfolio value if the sub-adviser is incorrect in anticipating the direction of exchange rates or the securities markets.

A Fund may also purchase and write options on these futures contracts. This strategy also is intended to protect against declines in the values of portfolio securities or against increases in the costs of securities

Notes to Financial Statements (Continued)

to be acquired. Like other options, options on futures contracts constitute only a partial hedge up to the amount of the premium, and due to transaction costs.

While these strategies will generally be used by a Fund for hedging purposes, there are risks. For example, the sub-adviser may incorrectly forecast the direction of exchange rates or of the underlying securities index or markets. When these transactions are unsuccessful, the Fund may experience losses. When a Fund enters into these transactions to increase portfolio value (i.e., other than for hedging purposes), there is a liquidity risk that no market will arise for resale and the Fund could also experience losses.

The Fund(s) listed in the following table had open futures contracts at October 31, 2008:

Number of Contracts	Type	Expiration Date	Notional Contract Value	Unrealized Appreciation (Depreciation)

Short-Duration Bond Fund
SELLS
91	U.S. Treasury Note 10 Year	12/19/08	$10,290,109	$231,425
88	U.S. Treasury Note 5 Year	12/31/08	9,966,688	(119,956)

				$111,469

Core Bond Fund
BUYS
167	U.S. Treasury Note 2 Year	12/31/08	35,876,297	$502,983
278	U.S. Treasury Note 5 Year	12/31/08	31,485,672	(46,184)

				$456,799

SELLS
359	U.S. Treasury Note 10 Year	12/19/08	40,595,047	$912,978

Diversified Bond Fund
BUYS
40	U.S. Treasury Note 2 Year	12/31/08	8,593,125	$120,474

SELLS
137	U.S. Treasury Note 10 Year	12/19/08	15,491,703	$248,408

Strategic Income Fund
BUYS
	Germany Federal Republic
90	Bonds 2 Year	12/08/08	12,098,916	$324,562
3	Silver Futures	3/27/09	146,100	13
59	Germany Federal Republic Bonds 10 Year	12/08/08	8,673,302	33,403
5	Zinc Futures	11/19/08	137,688	(88,723)
2	S&P MIB Index	12/19/08	269,042	(78,969)
2	Nikkei 225 Index	12/11/08	86,426	(4,242)
7	S&P/ TSE 60 Index	12/18/08	680,627	(235,328)
3	Aluminum Futures	11/17/08	149,888	(30,452)
2	LME Nickel Futures	11/17/08	143,544	(45,494)
1	UK Long Gilt Bonds	12/29/08	179,817	(2,447)
178	U.S. Treasury Bonds	12/19/08	20,136,250	(726,799)
1	LME Copper Futures	11/19/08	102,425	(76,157)
25	Canada Government Bonds 10 Year	12/18/08	2,409,631	(37,158)

Notes to Financial Statements (Continued)

Number of Contracts	Type	Expiration Date	Notional Contract Value	Unrealized Appreciation (Depreciation)

Strategic Income Fund (continued)
BUYS
2	IBEX 35 Index	11/21/08	$228,236	$(43,783)
4	AEX Index	11/21/08	270,348	(20,125)
227	Euro Bobl	12/08/08	32,302,247	201,338

				$(830,361)

SELLS
6	Wheat Futures	12/12/08	160,875	$75,154
7	Cotton Futures	12/08/08	155,015	109,388
13	Sugar 11 Futures	2/27/09	175,011	23,576
60	U.S. Treasury Note 5 Year	12/31/08	6,795,469	(33,441)
13	CAC-40 Euro Index	11/21/08	571,935	29,646
40	Japan Government Bonds 10 Year	12/10/08	5,601,627	6,065
2	Natural Gas Futures	12/29/08	141,060	(44)
6	FTSE 100 Index	12/19/08	424,474	63,248
76	S&P 500 Emini Index	12/19/08	3,675,740	756,513
10	Nikkei 225 Index	12/12/08	859,176	438,362
10	DAX Index	12/19/08	1,605,669	354,375
119	U.S. Treasury Note 2 Year	12/31/08	25,564,547	(102,889)
4	Lead Futures	11/19/08	150,200	33,639
73	OMX 30 Stock Index	11/21/08	594,016	92,156
7	Hang Seng China Enterprise Index	11/27/08	297,370	(47,203)
16	Mexico Bolsa Index	12/19/08	262,049	53,171
81	U.S. Treasury Note 10 Year	12/19/08	9,159,328	20,068
49	SGX CNX Nifty Index	11/27/08	284,200	(42,715)
39	NASDAQ 100 E Mini Index	12/19/08	1,042,860	300,295

				$2,129,364

Balanced Fund
BUYS
9	U.S. Treasury Note 5 Year	12/31/08	1,019,321	$12,200
20	U.S. Treasury Note 2 Year	12/31/08	4,296,562	61,083
6	U.S. Treasury Note 10 Year	12/19/08	678,469	(15,304)

				$57,979

SELLS
4	U.S. Treasury Note 10 Year	12/19/08	452,313	$11,079

Options

The Funds may engage in options transactions, such as writing covered put and call options on securities and purchasing put and call options on securities. These strategies are designed to increase a Fund’s portfolio return, or to protect the value of the portfolio, by offsetting a decline in portfolio value through the options purchased. Writing options, however, can only constitute a partial hedge, up to the amount of the premium, and due to transaction costs.

The Funds may also write covered call and put options and purchase call and put options on stock indexes in order to increase portfolio income or to protect the Fund against declines in the value of portfolio

Notes to Financial Statements (Continued)

securities. In addition, the Funds may also purchase and write options on foreign currencies to protect against declines in the dollar value of portfolio securities and against increases in the dollar cost of securities to be acquired.

By purchasing a put option, a Fund obtains the right (but not the obligation) to sell the instrument underlying the option at a fixed strike price. In return for this right, a Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indexes of securities, indexes of security prices, indexes of interest rates, futures contracts and swap agreements. A Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. A Fund may also close out a put option position by entering into an offsetting transaction, if a liquid market exists. If the option is allowed to expire, a Fund will lose the entire premium it paid. Premiums paid for purchasing options which expire are treated as realized losses. If a Fund exercises a put option on a security, it will sell the instrument underlying the option at the strike price. If a Fund exercises an option on an index, settlement is in cash and does not involve the actual sale of securities.

The buyer of a typical put option can expect to realize a gain if the price of the underlying instrument falls substantially. However, if the price of the instrument underlying the option does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the instrument underlying the option at the option’s strike price. A call buyer typically attempts to participate in potential price increases of the instrument underlying the option with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

The Funds may also “write” put and call options. When a Fund writes a put option, it takes the opposite side of the transaction from the option’s purchaser. In return for receipt of the premium, a Fund assumes the obligation to pay the strike price for the instrument underlying the option if the other party to the option chooses to exercise it. A Fund may seek to terminate its position in a put option it writes before exercise by purchasing an offsetting option in the market at its current price. If the market is not liquid for a put option a Fund has written, however, a Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to post margin as discussed below.

If the price of the underlying instrument rises, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing and holding the underlying instrument directly, however, because the premium received for writing the option should offset a portion of the decline.

Writing a call option obligates a Fund to sell or deliver the option’s underlying instrument in return for the strike price upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium a call writer offsets part of the effect of a price increase. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

Notes to Financial Statements (Continued)

The writer of an exchange traded put or call option on a security, an index of securities or a futures contract is required to deposit cash or securities or a letter of credit as margin and to make mark to market payments of variation margin as the position becomes unprofitable. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amount paid on the underlying investment to determine the realized gain or loss.

Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by a primary pricing source chosen by the Trust.

The Fund(s) listed in the following table had open written option contracts at October 31, 2008:

Notional Amount	Expiration Date	Description	Premiums Received	Value

Strategic Income Fund
$215,000	11/03/08	Credit Suisse Securities LLC Put, Strike 1.24	$5,015	$514
215,000	11/03/08	Credit Suisse Securities LLC Call, Strike 1.24	5,015	6,761
50,000	11/03/08	Barclays Bank PLC Call, Strike 1.54	1,445	3,205
50,000	11/03/08	Barclays Bank PLC Put, Strike 1.54	1,445	—
17,000,000	11/03/08	Merrill Lynch Call, Strike 92.90	5,252	136
17,000,000	11/03/08	Merrill Lynch Put, Strike 92.90	5,252	10,489
215,000	11/04/08	Credit Suisse Securities LLC Put, Strike 1.25	4,018	1,775
215,000	11/04/08	Credit Suisse Securities LLC Call, Strike 1.25	4,018	5,638
50,000	11/04/08	Credit Suisse Securities LLC Call, Strike 1.57	1,257	2,574
50,000	11/04/08	Credit Suisse Securities LLC Put, Strike 1.57	1,257	275
17,000,000	11/04/08	Bank of America Put, Strike 95.15	4,690	5,780
17,000,000	11/04/08	Bank of America Call, Strike 95.15	4,185	119
280,000	11/05/08	Citigroup Call, Strike 1.28	5,515	4,302
280,000	11/05/08	Citigroup Put, Strike 1.28	5,515	4,677
50,000	11/05/08	Citigroup Put, Strike 1.61	1,329	794
50,000	11/05/08	Citigroup Call, Strike 1.61	1,329	1,220
17,000,000	11/05/08	Merrill Lynch Call, Strike 96.85	4,164	1,598
17,000,000	11/05/08	Merrill Lynch Put, Strike 96.85	4,164	4,505
195,000	11/06/08	RBS Greenwich Capital Call, Strike 1.31	4,581	—
195,000	11/06/08	RBS Greenwich Capital Put, Strike 1.31	4,581	—
55,000	11/06/08	Citigroup Put, Strike 1.66	1,609	2,773
55,000	11/06/08	Citigroup Call, Strike 1.66	1,609	498
17,000,000	11/06/08	Citigroup Call, Strike 98.50	3,719	2,397
17,000,000	11/06/08	Citigroup Put, Strike 98.50	3,719	2,839
290,000	11/07/08	RBS Greenwich Capital Call, Strike 1.27	7,323	—
290,000	11/07/08	RBS Greenwich Capital Put, Strike 1.27	7,323	—
70,000	11/07/08	RBS Greenwich Capital Call, Strike 1.62	2,220	—
70,000	11/07/08	RBS Greenwich Capital Put, Strike 1.62	2,220	—
17,000,000	11/07/08	RBS Greenwich Capital Put, Strike 97.50	3,465	—

Notes to Financial Statements (Continued)

Notional Amount	Expiration Date	Description	Premiums Received	Value

Strategic Income Fund (continued)
$17,000,000	11/07/08	RBS Greenwich Capital Call, Strike 97.50	$3,465	$—

			$110,699	$62,869

Transactions in written option contracts during the year ended October 31, 2008, were as follows:

	Number of Contracts	Premiums Received

Short-Duration Bond Fund
Options outstanding at October 31, 2007	50,375,000	$488,250
Options written	—	—
Options terminated in closing purchase transactions	(50,375,000)	(488,250)

Options outstanding at October 31, 2008	—	$—

Core Bond Fund
Options outstanding at October 31, 2007	151,125,000	$1,464,751
Options written	—	—
Options terminated in closing purchase transactions	(151,125,000)	(1,464,751)

Options outstanding at October 31, 2008	—	$—

Diversified Bond Fund
Options outstanding at October 31, 2007	50,375,000	$488,250
Options written	—	—
Options terminated in closing purchase transactions	(50,375,000)	(488,250)

Options outstanding at October 31, 2008	—	$—

Strategic Income Fund
Options outstanding at October 31, 2007	137,470,000	$33,762
Options written	6,087,280,000	1,723,092
Options terminated in closing purchase transactions	(6,051,810,000)	(1,646,155)

Options outstanding at October 31, 2008	172,940,000	$110,699

Balanced Fund
Options outstanding at October 31, 2007	25,187,500	$244,125
Options written	—	—
Options terminated in closing purchase transactions	(25,187,500)	(244,125)

Options outstanding at October 31, 2008	—	$—

Swaps, Caps,

A typical swap agreement involves the exchange by the Fund with another party of commitments to pay or receive cash flows, such as an exchange of floating interest rate payments for fixed interest rate payments with respect to a notional amount of principal. There are various types of swaps, including, for example, interest rate swaps, credit default swaps, total return swaps, and caps, floors, and collars.

Floors and Collars

Interest rate swaps. Interest rate swaps involve the exchange by the Fund with another party of interest payments, such as an exchange of floating rate payments for fixed rate payments with respect to a

Notes to Financial Statements (Continued)

notional amount of principal. For example, a Fund may enter into an interest rate swap in order to protect against declines in the value of fixed income securities held by the Fund. In such an instance, the Fund may agree with a counterparty to pay a fixed rate (multiplied by a notional amount) and the counterparty to pay a floating rate multiplied by the same notional amount. If interest rates rise, resulting in a diminution in the value of the Fund’s portfolio, the Fund would receive payments under the swap that would offset, in whole or in part, such diminution in value; if interest rates fall, the Fund would likely lose money on the swap transaction.

Credit default swaps. A credit default swap is an agreement between the Fund and a counterparty that enables the Fund to buy or sell protection against a credit event related to a specified issuer. One party, acting as a “protection buyer,” makes periodic payments to the other party, a “protection seller,” in exchange for a promise by the protection seller to make a payment to the protection buyer if a negative credit event (such as a delinquent payment or default) occurs with respect to a referenced bond or group of bonds. Acting as a protection seller allows the Fund to create an investment exposure similar to owning a bond. Acting as a protection buyer allows the Fund potentially to reduce its credit exposure to a bond it owns or to take a “short” position in a bond it does not own.

As the protection buyer in a credit default swap, the Fund may pay a premium (by means of periodic payments) in return for the right to deliver specified bonds or loans (such as those of a U.S. or foreign issuer or a basket of such issuers) to the protection seller and receive the par (or other agreed-upon) value upon default (or similar events) by the reference issuer. If no default occurs, the protection seller would keep the stream of payments and would have no further obligations to the Fund. As the protection buyer, the Fund bears the risk that the investment might expire worthless and/or that the protection seller may fail to satisfy its payment obligations to the Fund in the event of a default (or similar event). In addition, when the Fund is a protection buyer, the Fund’s investment would only generate income in the event of an actual default (or similar event) by the issuer of the underlying reference obligation.

The Fund may also use credit default swaps for investment purposes by selling a credit default swap, in which case, the Fund, as the protection seller, would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the protection buyer in the event of a default (or similar event) by the third-party reference issuer. In return for its obligation, the Fund would receive from the protection buyer a periodic stream of payments over the term of the contract. If no credit event occurs, the Fund would keep the stream of payments and would have no payment obligations. As the protection seller in a credit default swap, the Fund effectively adds economic leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap.

Total return swaps. In a total return swap, payments made by the Fund or the counterparty are based on the total return of an underlying asset(s), which may include an equity or fixed-income security, a combination of such securities, or an index. The value of the swap position as well as the payments required to be made by the Fund or the counterparty will increase or decrease depending on the changes in value of the underlying asset(s). In a total return swap, one party will agree to pay to the other the increase in value of an underlying asset in return for the agreement by the other party to make periodic floating rate payments plus the amount of any decline in the value of the underlying asset.

Caps, floors, collars. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling the floor to the extent that a specified index falls below a predetermined interest rate or amount.Acollar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

The Funds will maintain cash or liquid assets in an amount sufficient at all times to cover its current obligations under its swap transactions, caps, floors and collars. If a Fund enters into a swap agreement

Notes to Financial Statements (Continued)

on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of a Fund’s accrued obligations under the swap agreement over the accrued amount a Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, or sells a cap, floor or collar, it will segregate assets with a daily value at least equal to the full amount of a Fund’s accrued obligation under the agreement.

During the term of a swap transaction, changes in the value of the instrument are recognized as unrealized gains or losses by marking to market to reflect the market value of the instrument. When the instrument is terminated, a Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and a Fund’s basis in the contract.

During the term of a swap transaction, the periodic net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities or index; or the return generated by a security. These periodic payments received or made by the Funds are recorded in the accompanying Statements of Operations as realized gains and losses, respectively.

During the period that the credit default swap contract is open, the contract is marked to market in accordance with the terms of the contract based on the current interest rate spreads and credit risk of the referred obligation of the underlying issuer and interest accrual through the valuation date. Changes in the value of credit default swap contracts are recorded as unrealized gains or losses and periodic cash settlements are recorded as realized gains or losses. The Fund will segregate assets in the form of cash and cash equivalents in an amount equal to the aggregate market value of the credit default swaps of which it is the seller, marked to market on a daily basis.

Risk Factors in Swap Contracts and Other Two-Party Contracts. The most significant factor in the performance of swaps, caps, floors, and collars and other similar transactions is the change in the value of the underlying price, rate, or index level that determines the amount of payments to be made under the arrangement. If the investment adviser is incorrect in its forecasts of such factors, the investment performance of a Fund would be less than what it would have been if these investment techniques had not been used.

In addition, a Fund may only close out a swap, cap, floor, collar, or other two-party contract with its particular counterparty, and may only transfer a position with the consent of that counterparty. If the counterparty defaults, a Fund will have contractual remedies, but there can be no assurance that the counterparty will be able to meet its contractual obligations or that the Fund will succeed in enforcing its rights. For example, because the contract for each two-party derivatives transaction is individually negotiated with a specific counterparty, a Fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund when the Fund seeks to enforce its contractual rights. The cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The Fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under a derivatives contract or that those payments may be delayed or made only after the Fund has incurred the costs of litigation.

Notes to Financial Statements (Continued)

The Fund(s) listed in the following table had open swap agreements at October 31, 2008:

Notional Amount	Currency	Expiration Date	Counterparty	Buy/Sell Protection	Receive (Pay) Fixed Rate	Deliverable on Default	Net Unrealized Appreciation (Depreciation)

Short-Duration Bond Fund
Credit Default Swaps
1,250,000	USD	12/20/09	Barclays Bank PLC	Buy	(0.550)%	Cox Communications, Inc.	$248
1,050,000	USD	6/20/17	Barclays Bank PLC	Buy	(0.850)%	Sarah Lee Corp.	(3,831)

							(3,583)

225,000	USD	9/20/17	Credit Suisse Securities LLC	Buy	(1.050)%	Brunswick Corp.	83,570

							$79,987

Core Bond Fund
Credit Default Swaps
3,800,000	USD	12/20/09	Barclays Bank PLC	Buy	(0.550)%	Cox Communications, Inc.	$752
3,300,000	USD	6/20/17	Barclays Bank PLC	Buy	(0.850)%	Sarah Lee Corp.	(12,039)

							(11,287)

4,020,000	USD	6/20/16	Credit Suisse Securities LLC	Buy	(0.580)%	Marriot International, Inc.	765,884
825,000	USD	9/20/17	Credit Suisse Securities LLC	Buy	(1.050)%	Brunswick Corp.	306,423

							1,072,307

							$1,061,020

Diversified Bond Fund
Credit Default Swaps
900,000	USD	12/20/09	Barclays Bank PLC	Buy	(0.550)%	Cox Communications, Inc.	$178
1,000,000	USD	6/20/17	Barclays Bank PLC	Buy	(0.850)%	Sarah Lee Corp.	(3,648)

							(3,470)

1,225,000	USD	6/20/16	Credit Suisse Securities LLC	Buy	(0.580)%	Marriot International, Inc.	233,385
250,000	USD	9/20/17	Credit Suisse Securities LLC	Buy	(1.050)%	Brunswick Corp.	92,856

							326,241

							$322,771

Strategic Income Fund
Credit Default Swaps
100,000	USD	12/20/09	Barclays Bank PLC	Sell	8.000%	General Electric Capital Corp.	$2,622
145,000	USD	12/20/09	Barclays Bank PLC	Sell	5.750%	General Electric Capital Corp.	(91)
55,000	USD	9/20/10	Barclays Bank PLC	Sell	5.000%	R.H. Donnelly Corp.	(8,987)
1,057,800	USD	6/20/13	Barclays Bank PLC	Sell	1.550%	CDX.NA.IG.10	(49,766)
423,120	USD	6/20/13	Barclays Bank PLC	Sell	1.550%	CDX.NA.IG.10	(20,784)
314,880	USD	6/20/13	Barclays Bank PLC	Sell	1.550%	CDX.NA.IG.10	(10,261)
55,000	USD	6/20/13	Barclays Bank PLC	Buy	(5.000)%	Station Casinos, Inc.	(25,065)
55,000	USD	9/20/13	Barclays Bank PLC	Sell	4.500%	Nalco Co.	(1,747)
435,000	USD	12/20/13	Barclays Bank PLC	Sell	5.000%	CDX.NA.HY.11	(513)
55,000	USD	12/20/13	Barclays Bank PLC	Sell	4.000%	Eastman Kodak Co.	(346)
60,000	USD	12/20/13	Barclays Bank PLC	Sell	3.960%	Eastman Kodak Co.	(491)
110,000	USD	5/25/46	Barclays Bank PLC	Sell	0.170%	ABX.HE.AA.06-2	(3,922)
140,000	USD	2/15/51	Barclays Bank PLC	Sell	0.980%	CMBX.NA.AJ.5	(20,032)

							(139,383)

Notes to Financial Statements (Continued)

Notional Amount	Currency	Expiration Date	Counterparty	Buy/Sell Protection	Receive (Pay) Fixed Rate	Deliverable on Default	Net Unrealized Appreciation (Depreciation)

Strategic Income Fund (continued)
Credit Default Swaps (continued)
710,000	USD	12/20/08	Citigroup	Buy	(8.400)%	Ambac Assurance Group	$(2,626)
50,000	USD	12/22/08	Citigroup	Sell	4.300%	Intelsat Ltd.	132
50,000	USD	3/20/09	Citigroup	Sell	5.000%	Intelsat Ltd.	126
200,000	USD	12/20/09	Citigroup	Sell	5.000%	Univision Communications, Inc.	(26,029)
55,000	USD	3/20/10	Citigroup	Sell	5.000%	Tribune Co.	(2,677)
55,000	USD	3/20/10	Citigroup	Buy	(5.000)%	Tribune Co.	(1,426)
50,000	USD	3/20/10	Citigroup	Sell	5.000%	Tribune Co.	(2,813)
60,000	USD	3/20/10	Citigroup	Buy	(5.000)%	Tribune Co.	(2,992)
10,000	USD	12/20/10	Citigroup	Sell	3.100%	Cablevision Systems	(658)
70,000	USD	9/20/11	Citigroup	Sell	2.450%	Reliant Energy, Inc.	(10,676)
180,000	USD	9/20/11	Citigroup	Sell	2.600%	Reliant Energy, Inc.	(26,810)
240,000	USD	3/20/12	Citigroup	Sell	2.320%	Ford Motor Co.	(93,581)
75,000	USD	9/20/12	Citigroup	Sell	3.600%	Citigroup Funding, Inc.	(3,421)
285,000	USD	12/20/12	Citigroup	Sell	7.130%	Capmark Financial Group, Inc.	(125,483)
185,000	USD	12/20/12	Citigroup	Buy	(9.700)%	Capmark Financial Group, Inc.	(74,484)
150,000	USD	12/20/12	Citigroup	Buy	(9.750)%	Capmark Financial Group, Inc.	(60,283)
230,000	USD	3/20/13	Citigroup	Buy	(5.100)%	Republic of Pakistan	(115,612)
50,000	USD	6/20/13	Citigroup	Sell	2.500%	Owens-Illinois, Inc.	(3,441)
230,000	USD	8/20/13	Citigroup	Buy	(4.180)%	Ukraine Bond	101,535
55,000	USD	9/20/13	Citigroup	Sell	4.170%	Nalco Co.	(2,455)
580,000	USD	10/20/13	Citigroup	Buy	(6.650)%	Ukraine Bond	226,643
185,000	USD	12/20/13	Citigroup	Sell	7.800%	Morgan Stanley	28,853
25,000	USD	12/20/13	Citigroup	Sell	8.000%	Smurfit-Stone Container Enterprises, Inc.	(6,910)
105,000	USD	12/20/13	Citigroup	Sell	5.000%	MGM Mirage	(1,537)

							(206,625)

45,000	USD	12/22/08	Credit Suisse Securities LLC	Sell	6.350%	Tribune Co.	(1,501)
165,000	USD	12/22/08	Credit Suisse Securities LLC	Sell	4.050%	Tenet Healthcare	456
540,000	USD	1/20/09	Credit Suisse Securities LLC	Sell	5.000%	NJSC Naftogaz of Ukraine	(44,953)
5,000	USD	3/20/09	Credit Suisse Securities LLC	Sell	5.750%	Intelsat Ltd.	31
50,000	USD	3/20/09	Credit Suisse Securities LLC	Sell	4.400%	Intelsat Ltd.	(21)
15,000	USD	3/20/09	Credit Suisse Securities LLC	Buy	(14.600)%	Univision Communications, Inc.	(381)
30,000	USD	3/20/09	Credit Suisse Securities LLC	Buy	(12.000)%	iStar Financial, Inc.	(2,645)
85,000	USD	12/20/09	Credit Suisse Securities LLC	Sell	8.000%	General Electric Capital Corp.	2,304
5,000	USD	12/20/09	Credit Suisse Securities LLC	Sell	5.000%	Tribune Co.	(497)
15,000	USD	12/20/09	Credit Suisse Securities LLC	Sell	5.000%	Tribune Co.	(1,345)
130,000	USD	3/20/10	Credit Suisse Securities LLC	Buy	(5.000)%	Harrah’s Operating Co., Inc.	(22,693)

Notes to Financial Statements (Continued)

Notional Amount	Currency	Expiration Date	Counterparty	Buy/Sell Protection	Receive (Pay) Fixed Rate	Deliverable on Default	Net Unrealized Appreciation (Depreciation)

Strategic Income Fund (continued)
Credit Default Swaps (continued)
35,000	USD	9/20/10	Credit Suisse Securities LLC	Buy	(7.000)%	Charter Communications Holdings LLC	$12,456
30,000	USD	9/20/10	Credit Suisse Securities LLC	Sell	5.000%	Charter Communications Holdings LLC	9,658
405,000	USD	4/20/11	Credit Suisse Securities LLC	Sell	3.250%	Ford Motor Credit Co.	(175,928)
145,000	USD	6/20/11	Credit Suisse Securities LLC	Sell	1.530%	TXU Corp.	(21,965)
75,000	USD	6/20/11	Credit Suisse Securities LLC	Sell	1.610%	TXU Corp.	(11,227)
176,400	USD	12/20/11	Credit Suisse Securities LLC	Sell	3.250%	Dow Jones CDX.NA.HY.7	(22,123)
700,000	USD	3/20/12	Credit Suisse Securities LLC	Sell	2.390%	Ford Motor Co.	(272,001)
195,000	USD	3/20/12	Credit Suisse Securities LLC	Sell	2.550%	Ford Motor Co.	(75,496)
372,400	USD	6/20/12	Credit Suisse Securities LLC	Sell	2.750%	CDX.NA.HY.8	(40,533)
85,000	USD	12/20/12	Credit Suisse Securities LLC	Sell	4.150%	iStar Financial, Inc.	(36,061)
95,000	USD	12/20/12	Credit Suisse Securities LLC	Sell	5.200%	Capmark Financial Group, Inc.	(44,596)
50,000	USD	12/20/12	Credit Suisse Securities LLC	Sell	6.250%	Capmark Financial Group, Inc.	(22,655)
940,000	USD	2/20/13	Credit Suisse Securities LLC	Buy	(3.750)%	Development Bank of Kazakhstan	(282,205)
60,000	USD	3/20/13	Credit Suisse Securities LLC	Sell	5.000%	Massey Energy Co.	(2,953)
30,000	USD	3/20/13	Credit Suisse Securities LLC	Sell	5.000%	Massey Energy Co.	(1,476)
80,000	USD	3/20/13	Credit Suisse Securities LLC	Buy	(6.000)%	Aramark Corp.	(36)
170,000	USD	3/20/13	Credit Suisse Securities LLC	Buy	(4.950)%	Development Bank of Kazakhstan	(53,293)
770,000	USD	6/20/13	Credit Suisse Securities LLC	Sell	5.000%	CDX.NA.HY.10	(81,825)
30,000	USD	6/20/13	Credit Suisse Securities LLC	Sell	2.500%	Owens-Illinois, Inc.	(2,064)
230,000	USD	10/20/13	Credit Suisse Securities LLC	Buy	(5.300)%	Cemex, Sociedad Anonima Bursatil De Capital	22,583
435,000	USD	12/20/13	Credit Suisse Securities LLC	Sell	5.000%	CDX.NA.HY.11	(2,144)
125,000	USD	12/20/13	Credit Suisse Securities LLC	Sell	5.000%	MGM Mirage	(11,168)
55,000	USD	12/20/13	Credit Suisse Securities LLC	Sell	8.400%	MGM Mirage	(13,979)
25,000	USD	12/20/13	Credit Suisse Securities LLC	Sell	4.750%	Aramark Corp.	(1,507)
105,000	USD	12/20/13	Credit Suisse Securities LLC	Sell	3.650%	Eastman Kodak Co.	(2,086)
271,000	USD	3/20/17	Credit Suisse Securities LLC	Sell	1.390%	GMAC LLC	(139,639)
35,000	USD	9/20/17	Credit Suisse Securities LLC	Sell	5.000%	Charter Communications Holdings LLC	(17,303)

Notes to Financial Statements (Continued)

Notional Amount	Currency	Expiration Date	Counterparty	Buy/Sell Protection	Receive (Pay) Fixed Rate	Deliverable on Default	Net Unrealized Appreciation (Depreciation)

Strategic Income Fund (continued)
Credit Default Swaps (continued)
30,000	USD	9/20/17	Credit Suisse Securities LLC	Sell	5.000%	Charter Communication.	$(14,831)
50,000	USD	3/20/18	Credit Suisse Securities LLC	Buy	(2.800)%	El Paso Corp.	(8,798)
55,000	USD	12/20/18	Credit Suisse Securities LLC	Buy	(4.050)%	Eastman Kodak Co.	678
105,000	USD	12/20/18	Credit Suisse Securities LLC	Buy	(3.700)%	Eastman Kodak Co.	3,491
60,000	USD	12/20/18	Credit Suisse Securities LLC	Buy	(4.010)%	Eastman Kodak Co.	904

							(1,379,367)

255,000	USD	12/22/08	Deutsche Bank	Sell	2.930%	iStar Financial, Inc.	(11,181)
145,000	USD	12/22/08	Deutsche Bank	Sell	3.000%	iStar Financial, Inc.	(6,332)
110,000	USD	12/22/08	Deutsche Bank	Sell	8.500%	Countrywide Home Loans	2,171
365,000	USD	12/22/08	Deutsche Bank	Sell	9.750%	Countrywide Home Loans	8,326
365,000	USD	12/22/08	Deutsche Bank	Sell	9.000%	Countrywide Home Loans	7,652
220,000	USD	12/22/08	Deutsche Bank	Sell	5.850%	iStar Financial, Inc.	(8,099)
50,000	USD	12/22/08	Deutsche Bank	Sell	4.500%	Washington Mutual, Inc.	(21,481)
50,000	USD	3/20/09	Deutsche Bank	Sell	4.750%	Intelsat Ltd.	65
30,000	USD	3/20/09	Deutsche Bank	Sell	5.000%	Intelsat Ltd.	75
15,000	USD	3/20/09	Deutsche Bank	Sell	4.400%	Intelsat Ltd.	(6)
75,000	USD	3/20/09	Deutsche Bank	Buy	(12.000)%	iStar Financial, Inc.	(6,613)
499,800	USD	12/20/11	Deutsche Bank	Sell	3.250%	Dow Jones CDX.NA.HY.7	(80,035)
375,000	USD	3/20/12	Deutsche Bank	Sell	2.390%	Ford Motor Co.	(145,676)
210,000	USD	3/20/12	Deutsche Bank	Sell	2.340%	Ford Motor Co.	(81,796)
105,000	USD	12/20/12	Deutsche Bank	Sell	4.000%	iStar Financial, Inc.	(44,802)
940,800	USD	12/20/12	Deutsche Bank	Sell	3.750%	CDX.NA.HY.9	(150,861)
70,000	USD	12/20/12	Deutsche Bank	Sell	4.320%	iStar Financial, Inc.	(29,505)
90,000	USD	12/20/12	Deutsche Bank	Sell	4.500%	iStar Financial, Inc.	(37,672)
1,130,000	USD	6/20/13	Deutsche Bank	Sell	5.000%	CDX.NA.HY.10	(144,485)
875,000	USD	6/20/13	Deutsche Bank	Sell	5.000%	CDX.NA.HY.10	(88,851)
735,000	USD	6/20/13	Deutsche Bank	Sell	5.000%	CDX.NA.HY.10	(68,714)
15,000	USD	6/20/13	Deutsche Bank	Sell	2.500%	Owens-Illinois, Inc.	(1,032)
530,000	USD	6/20/13	Deutsche Bank	Sell	5.000%	CDX.NA.HY.10	(37,366)
790,000	USD	6/20/13	Deutsche Bank	Sell	5.000%	CDX.NA.HY.10	(52,844)
275,000	USD	12/20/13	Deutsche Bank	Sell	5.000%	General Motors Corp.	13,463
830,000	USD	12/20/13	Deutsche Bank	Sell	5.000%	CDX.NA.HY.11	1,903
210,000	USD	12/20/16	Deutsche Bank	Sell	4.750%	General Motors Corp.	(127,170)
260,000	USD	12/20/16	Deutsche Bank	Sell	6.000%	Ford Motor Co.	(139,232)
400,000	USD	12/20/16	Deutsche Bank	Buy	(5.850)%	Ford Motor Co.	(215,659)
240,000	USD	12/20/16	Deutsche Bank	Buy	(1.710)%	Republic of Peru.	27,664
255,000	USD	12/20/16	Deutsche Bank	Sell	4.680%	General Motors Corp.	(154,792)
320,000	USD	12/20/16	Deutsche Bank	Sell	5.800%	Ford Motor Co.	(172,916)
285,000	USD	3/20/17	Deutsche Bank	Sell	1.370%	GMAC LLC	(147,032)
155,000	USD	3/20/17	Deutsche Bank	Buy	(0.630)%	CVRD Inco Ltd.	18,222
155,000	USD	3/20/17	Deutsche Bank	Sell	1.050%	Vale Overseas Ltd.	(31,790)
20,000	USD	12/20/18	Deutsche Bank	Sell	5.000%	General Motors Corp.	1,208
100,000	USD	5/25/46	Deutsche Bank	Buy	(0.170)%	ABX.HE.AA.06-2	(68,928)
230,000	USD	5/25/46	Deutsche Bank	Buy	(0.110)%	ABX.HE.AAA.06-2	(77,530)

Notes to Financial Statements (Continued)

Notional Amount	Currency	Expiration Date	Counterparty	Buy/Sell Protection	Receive (Pay) Fixed Rate	Deliverable on Default	Net Unrealized Appreciation (Depreciation)

Strategic Income Fund (continued)
Credit Default Swaps (continued)
230,000	USD	5/25/46	Deutsche Bank	Buy	(0.110)%	ABX.HE.AAA.06-2	$(77,532)

							(2,149,183)

12,000,000	RUB	5/13/09	Goldman Sachs & Co.	Buy	Up-front payment of(5.000)%	Default and redemption of OJSC Russian Agricultural Bank	(94,741)
65,000	USD	12/22/08	Goldman Sachs & Co.	Sell	2.900%	Lennar Corp.	(417)
5,000	USD	6/20/09	Goldman Sachs & Co.	Buy	(5.000)%	Univision Communications, Inc.	(23)
5,000	USD	6/20/09	Goldman Sachs & Co.	Buy	(5.000)%	Univision Communications, Inc.	(73)
100,000	USD	6/20/09	Goldman Sachs & Co.	Sell	5.000%	Dole Food Co., Inc.	272
50,000	USD	6/20/09	Goldman Sachs & Co.	Sell	5.000%	Dole Food Co., Inc.	136
75,000	USD	6/20/09	Goldman Sachs & Co.	Buy	(5.000)%	Dole Food Co., Inc.	(171)
55,000	USD	6/20/09	Goldman Sachs & Co.	Buy	(5.000)%	Dole Food Co., Inc.	150
205,000	USD	9/20/09	Goldman Sachs & Co.	Sell	5.000%	Idearc, Inc.	(32,147)
255,000	USD	12/20/09	Goldman Sachs & Co.	Sell	5.000%	Rite Aid Corp.	(51,932)
75,000	USD	9/20/10	Goldman Sachs & Co.	Sell	5.000%	R.H. Donnelly Corp.	(9,358)
85,000	USD	9/20/12	Goldman Sachs & Co.	Sell	3.700%	Nalco Co.	(3,593)
220,000	USD	12/20/12	Goldman Sachs & Co.	Sell	3.950%	iStar Financial, Inc.	(94,048)
30,000	USD	5/20/13	Goldman Sachs & Co.	Sell	6.350%	Republic of Venezuela	(9,823)
320,000	USD	5/28/13	Goldman Sachs & Co.	Buy	(7.400)%	JSC VTB Bank	102,755
1,150,000	USD	6/20/13	Goldman Sachs & Co.	Sell	5.000%	CDX.NA.HY.10	(150,476)
30,000	USD	6/20/13	Goldman Sachs & Co.	Buy	(5.000)%	Station Casinos, Inc.	(13,785)
100,000	USD	6/20/13	Goldman Sachs & Co.	Sell	5.000%	Dole Food Co., Inc.	(10,632)
55,000	USD	6/20/13	Goldman Sachs & Co.	Sell	5.000%	Dole Food Co., Inc.	(5,847)
50,000	USD	6/20/13	Goldman Sachs & Co.	Sell	5.000%	Dole Food Co., Inc.	(5,316)
75,000	USD	6/20/13	Goldman Sachs & Co.	Sell	5.000%	Dole Food Co., Inc.	(7,974)
1,070,000	USD	8/20/13	Goldman Sachs & Co.	Buy	(4.220)%	Ukraine Bond	471,404
55,000	USD	9/20/13	Goldman Sachs & Co.	Sell	4.250%	Nalco Co.	(2,284)
55,000	USD	9/20/13	Goldman Sachs & Co.	Sell	4.700%	Nalco Co.	(1,317)
105,000	USD	9/20/13	Goldman Sachs & Co.	Sell	4.700%	Nalco Co.	(2,514)
110,000	USD	11/20/13	Goldman Sachs & Co.	Buy	(3.450)%	Petroleos Mexicanos	3,160
85,000	USD	12/20/13	Goldman Sachs & Co.	Sell	8.400%	MGM Mirage	(21,604)
210,000	USD	12/20/16	Goldman Sachs & Co.	Sell	4.950%	General Motors Corp.	(126,297)
180,000	USD	3/20/17	Goldman Sachs & Co.	Sell	1.390%	GMAC LLC	(92,749)
160,000	USD	3/20/17	Goldman Sachs & Co.	Sell	1.390%	GMAC LLC	(82,444)
235,000	USD	3/20/17	Goldman Sachs & Co.	Sell	1.370%	GMAC LLC	(121,237)
205,000	USD	3/20/17	Goldman Sachs & Co.	Sell	1.390%	GMAC LLC	(105,631)
130,000	USD	5/25/46	Goldman Sachs & Co.	Sell	0.170%	ABX.HE.AA.06-2	(105,205)
90,000	USD	5/25/46	Goldman Sachs & Co.	Sell	0.110%	ABX.HE.AAA.06-2	(34,837)
30,000	USD	5/25/46	Goldman Sachs & Co.	Sell	0.170%	ABX.HE.AA.06-2	(21,806)
460,000	USD	3/15/49	Goldman Sachs & Co.	Sell	0.250%	CMBX.NA.A.2	186,058
200,000	USD	12/13/49	Goldman Sachs & Co.	Buy	(1.470)%	CMBX.NA.AJ.3	(46,234)
460,000	USD	12/13/49	Goldman Sachs & Co.	Sell	0.620%	CMBX.NA.A.3	242,683
200,000	USD	2/17/51	Goldman Sachs & Co.	Buy	(0.960)%	CMBX.NA.AJ.4	(44,106)
460,000	USD	2/17/51	Goldman Sachs & Co.	Sell	3.480%	CMBX.NA.A.4	442,930

							150,927

15,000	USD	6/20/09	JP Morgan Chase	Buy	(5.000)%	Univision Communications, Inc.	230
35,000	USD	9/20/09	JP Morgan Chase	Sell	5.000%	Idearc, Inc.	(4,614)
15,000	USD	12/20/09	JP Morgan Chase	Sell	5.000%	Tribune Co.	(1,205)
70,000	USD	6/20/11	JP Morgan Chase	Sell	1.050%	Dean Foods Co.	(6,252)

Notes to Financial Statements (Continued)

Notional Amount	Currency	Expiration Date	Counterparty	Buy/Sell Protection	Receive (Pay) Fixed Rate	Deliverable on Default	Net Unrealized Appreciation (Depreciation)

Strategic Income Fund (continued)
Credit Default Swaps (continued)
10,000	USD	6/20/11	JP Morgan Chase	Sell	1.080%	Dean Foods Co.	$(886)
140,000	USD	6/20/11	JP Morgan Chase	Sell	1.030%	Dean Foods Co.	(12,573)
140,000	USD	6/20/11	JP Morgan Chase	Sell	1.060%	Dean Foods Co.	(12,470)
445,900	USD	6/20/12	JP Morgan Chase	Sell	2.750%	CDX.NA.HY.8	(48,568)
769,300	USD	12/20/12	JP Morgan Chase	Sell	3.750%	CDX.NA.HY.9	(120,608)
1,130,000	USD	6/20/13	JP Morgan Chase	Sell	5.000%	CDX.NA.HY.10	(143,073)
400,000	USD	6/20/13	JP Morgan Chase	Sell	5.000%	CDX.NA.HY.10	(26,756)
110,000	USD	8/20/13	JP Morgan Chase	Sell	2.640%	Republic of Turkey	(11,593)
55,000	USD	9/20/13	JP Morgan Chase	Sell	4.650%	Nalco Co.	(1,424)
55,000	USD	9/20/13	JP Morgan Chase	Sell	3.970%	Constellation
						Brands, Inc.	(1,465)
130,000	USD	9/20/13	JP Morgan Chase	Sell	2.680%	Republic of Turkey	(13,541)
215,000	USD	12/20/13	JP Morgan Chase	Sell	7.800%	Morgan Stanley	33,531
260,000	USD	12/20/16	JP Morgan Chase	Sell	6.000%	Ford Motor Co.	(139,232)
315,000	USD	12/20/16	JP Morgan Chase	Sell	4.750%	General Motors Corp.	(190,755)
100,000	USD	12/13/49	JP Morgan Chase	Buy	(1.470)%	CMBX.NA.AJ.3	(20,883)
700,000	USD	12/13/49	JP Morgan Chase	Buy	(1.470)%	CMBX.NA.AJ.3	(74,363)
100,000	USD	2/17/51	JP Morgan Chase	Buy	(0.960)%	CMBX.NA.AJ.4	(20,151)

							(816,651)

145,000	USD	6/20/11	Merrill Lynch International	Sell	1.530%	TXU Corp.	(22,317)
140,000	USD	6/20/11	Merrill Lynch International	Sell	1.580%	TXU Corp.	(21,052)
145,000	USD	6/20/11	Merrill Lynch International	Sell	1.590%	TXU Corp.	(21,771)
180,000	USD	6/20/11	Merrill Lynch International	Sell	1.620%	TXU Corp.	(26,905)
205,000	USD	6/20/11	Merrill Lynch International	Sell	2.060%	TXU Corp.	(28,624)
100,000	USD	9/20/11	Merrill Lynch International	Sell	2.050%	Reliant Energy, Inc.	(16,204)
205,000	USD	12/20/12	Merrill Lynch International	Sell	4.050%	General Motors Corp.	(119,126)
305,000	USD	12/20/12	Merrill Lynch International	Sell	5.300%	Ford Motor Co.	(158,879)
55,000	USD	6/20/13	Merrill Lynch International	Buy	(6.700)%	Smurfit-Stone Container Enterprises, Inc.	(16,215)
70,000	USD	6/20/13	Merrill Lynch International	Sell	6.800%	Smurfit-Stone Container Enterprises, Inc.	(20,468)
1,070,000	USD	8/20/13	Merrill Lynch International	Buy	(4.300)%	Ukraine Bond	469,243
55,000	USD	12/20/13	Merrill Lynch International	Sell	7.950%	Smurfit-Stone Container Enterprises, Inc.	(15,221)
135,000	USD	3/20/18	Merrill Lynch International	Buy	(2.890)%	El Paso Corp.	(23,102)
50,000	USD	3/20/18	Merrill Lynch International	Buy	(2.900)%	El Paso Corp.	(8,529)

							(29,170)

1,308,000	EUR	5/23/13	Morgan Stanley & Co.	Sell	3.000%	GISAD DIS TICARET	(110,704)
50,000	USD	12/22/08	Morgan Stanley & Co.	Sell	2.900%	Lennar Corp.	(316)
140,000	USD	10/20/09	Morgan Stanley & Co.	Sell	8.500%	YASAR	(12,809)
140,000	USD	6/20/10	Morgan Stanley & Co.	Sell	8.750%	YASAR	(13,992)

Notes to Financial Statements (Continued)

Notional Amount	Currency	Expiration Date	Counterparty	Buy/Sell Protection	Receive (Pay) Fixed Rate	Deliverable on Default	Net Unrealized Appreciation (Depreciation)

Strategic Income Fund (continued)
Credit Default Swaps (continued)
35,000	USD	9/20/10	Morgan Stanley & Co.	Sell	5.000%	R.H. Donnelly Corp.	$(5,714)
40,000	USD	12/20/12	Morgan Stanley & Co.	Sell	4.860%	iStar Financial, Inc.	(16,510)
720,300	USD	12/20/12	Morgan Stanley & Co.	Sell	3.750%	CDX.NA.HY.9	(109,137)
55,000	USD	12/20/12	Morgan Stanley & Co.	Sell	7.400%	Capmark Financial Group, Inc.	(23,995)
50,000	USD	12/20/12	Morgan Stanley & Co.	Sell	7.150%	Capmark Financial Group, Inc.	(21,996)
85,000	USD	3/20/13	Morgan Stanley & Co.	Buy	(5.920)%	Aramark Corp.	(278)
340,000	USD	3/20/13	Morgan Stanley & Co.	Buy	(4.880)%	Development Bank of Kazakhstan	(107,217)
340,000	USD	3/20/13	Morgan Stanley & Co.	Buy	(4.780)%	Development Bank of Kazakhstan.	(108,117)
920,000	USD	3/24/13	Morgan Stanley & Co.	Sell	1.300%	USD 110,000,000 Eurobonds	(153,349)
639,600	USD	6/20/13	Morgan Stanley & Co.	Sell	1.550%	CDX.NA.IG.10	(28,927)
317,200	USD	6/20/13	Morgan Stanley & Co.	Sell	1.550%	CDX.NA.IG.10	(13,189)
1,120,000	USD	6/20/13	Morgan Stanley & Co.	Sell	5.000%	CDX.NA.HY.10	(140,562)
1,049,200	USD	6/20/13	Morgan Stanley & Co.	Buy	(1.550)%	CDX.NA.IG.10.	(50,549)
330,000	USD	9/20/13	Morgan Stanley & Co.	Buy	(2.670)%	Republic of Turkey	35,524
435,000	USD	12/20/13	Morgan Stanley & Co.	Sell	5.000%	CDX.NA.HY.11	1,662
500,000	USD	12/20/13	Morgan Stanley & Co.	Sell	5.000%	CDX.NA.HY.11	1,771
500,000	USD	12/20/13	Morgan Stanley & Co.	Sell	5.000%	CDX.NA.HY.11	10,452
75,000	USD	12/20/13	Morgan Stanley & Co.	Sell	5.000%	Ford Motor Co.	166
190,000	USD	12/20/16	Morgan Stanley & Co.	Sell	4.620%	General Motors Corp.	(115,572)
230,000	USD	12/20/16	Morgan Stanley & Co.	Sell	5.900%	Ford Motor Co.	(123,725)
210,000	USD	12/20/16	Morgan Stanley & Co.	Sell	4.900%	General Motors Corp.	(126,516)
260,000	USD	12/20/16	Morgan Stanley & Co.	Sell	6.150%	Ford Motor Co.	(138,284)
140,000	USD	5/25/46	Morgan Stanley & Co.	Buy	(0.110)%	ABX.HE.AAA	(10,799)
30,000	USD	5/25/46	Morgan Stanley & Co.	Sell	0.170%	ABX.HE.AA.06-2	(21,881)
60,000	USD	5/25/46	Morgan Stanley & Co.	Buy	(0.170)%	ABX.HE.AA.06-2	(42,557)
200,000	USD	12/13/49	Morgan Stanley & Co.	Sell	1.470%	CMBX.NA.AJ.3	(47,883)
140,000	USD	2/15/51	Morgan Stanley & Co.	Sell	0.980%	CMBX.NA.AJ.5	(75,319)
140,000	USD	2/15/51	Morgan Stanley & Co.	Sell	0.980%	CMBX.NA.AJ.5	(20,301)
340,000	USD	2/17/51	Morgan Stanley & Co.	Sell	0.960%	CMBX.NA.AJ.4	(56,133)
200,000	USD	2/17/51	Morgan Stanley & Co.	Sell	0.960%	CMBX.NA.AJ.4	(31,910)

							(1,678,666)

15,000	USD	6/20/09	UBS AG	Buy	(5.000)%	Univision Communications, Inc.	(370)
40,000	USD	9/20/12	UBS AG	Sell	5.050%	Massey Energy Co.	(1,496)
80,000	USD	9/20/12	UBS AG	Sell	5.100%	Massey Energy Co.	(2,864)
50,000	USD	12/20/12	UBS AG	Sell	4.560%	iStar Financial, Inc.	(20,880)
1,130,000	USD	6/20/13	UBS AG	Sell	5.000%	CDX.NA.HY.10	(143,936)
265,000	USD	6/20/13	UBS AG	Sell	5.000%	CDX.NA.HY.10	(17,726)
325,000	USD	6/20/13	UBS AG	Sell	5.000%	CDX.NA.HY.10	(22,913)
470,000	USD	8/20/13	UBS AG	Buy	(4.180)%	Ukraine Bond	207,485
230,000	USD	10/20/13	UBS AG	Buy	(5.300)%	Cemex, Sociedad Anonima Bursatil De Capital	22,583
500,000	USD	12/20/13	UBS AG	Sell	5.000%	CDX.NA.HY.11	2,396
465,000	USD	6/20/17	UBS AG	Sell	1.450%	Republic of the Philippines	(101,533)
325,000	USD	6/20/13	UBS AG	Sell	5.000%	CDX.NA.HY.10	(22,913)

							$(102,167)

							$(6,350,285)

Notional Amount	Currency	Expiration Date	Counterparty	Payments Made by Fund	Payments Received by Fund	Net Unrealized Appreciation (Depreciation)

Interest Rate Swaps
1,902,712	BRL	1/02/12	Banco Santander SA	Brazil Interbank Deposit Rate	Fixed 14.900%	$(78,910)
181,797	BRL	1/02/17	Banco Santander SA	Brazil Interbank Deposit Rate	Fixed 13.550%	(63,031)
8,400,000	MXN	9/27/13	Banco Santander SA	MXN-TIIE-Banxico	Fixed 8.540%	(16,900)
3,220,000	MXN	5/03/18	Banco Santander SA	MXN-TIIE-Banxico	Fixed 8.570%	(15,128)
3,000,000	MXN	5/17/18	Banco Santander SA	MXN-TIIE-Banxico	Fixed 8.645%	(12,899)

						(186,868)

960,000	EUR	9/17/18	Barclays Bank PLC	EUR-EURIBOR- Reuters	Fixed 4.688%	1,436
960,000	EUR	9/17/18	Barclays Bank PLC	EUR-EURIBOR- Reuters	Fixed 4.703%	2,909
950,000	EUR	9/18/18	Barclays Bank PLC	EUR-EURIBOR- Reuters	Fixed 4.670%	11,842
143,000,000	HUF	9/19/13	Barclays Bank PLC	HUF-BUBOR- Reuters	Fixed 7.820%	(36,413)
80,000,000	HUF	10/08/18	Barclays Bank PLC	HUF-BUBOR- Reuters	Fixed 7.180%	(28,344)
1,320,000	USD	9/17/18	Barclays Bank PLC	Fixed 4.228%	USD-LIBOR-BBA	26,669
1,320,000	USD	9/17/18	Barclays Bank PLC	USD-LIBOR-BBA	Fixed 4.225%	26,936
1,320,000	USD	9/18/18	Barclays Bank PLC	Fixed 4.035%	USD-LIBOR-BBA	43,153

						48,188

29,000,000	CZK	9/27/10	Citigroup	CZK-PRIBOR- PRBO	Fixed 3.560%	(3,168)
81,000,000	HUF	10/03/18	Citigroup	HUF-BUBOR- Reuters	Fixed 7.180%	(28,903)
79,000,000	HUF	10/08/18	Citigroup	HUF-BUBOR- Reuters	Fixed 7.200%	(27,488)

						(59,559)

3,300,000	MXN	9/27/13	Credit Suisse Securities LLC	MXN-TIIE-Banxico	Fixed 8.560%	(6,431)
3,130,000	MXN	12/17/26	Credit Suisse Securities LLC	MXN-TIIE-Banxico	Fixed 8.300%	(28,380)
200,000	TRY	2/07/12	Credit Suisse Securities LLC	USD-LIBOR-BBA	Fixed 17.250%	(2,281)
300,000	TRY	2/09/12	Credit Suisse Securities LLC	USD-LIBOR-BBA	Fixed 17.300%	(3,854)
505,000	TRY	2/27/12	Credit Suisse Securities LLC	USD-LIBOR-BBA	Fixed 16.750%	(17,485)

						(58,431)

960,000	EUR	9/18/18	Deutsche Bank	EUR-EURIBOR- Reuters	Fixed 4.669%	11,869
1,420,000	EUR	10/08/18	Deutsche Bank	EUR-EURIBOR- Reuters	Fixed 4.600%	(12,584)
490,000	USD	5/13/15	Deutsche Bank	USD-LIBOR-BBA	Fixed 5.460%	32,755
270,000	USD	6/23/15	Deutsche Bank	USD-LIBOR-BBA	Fixed 5.250%	9,243
6,200,000	SEK	7/16/18	Deutsche Bank	SEK-STIBOR	Fixed 5.110%	77,569
1,315,000	USD	10/15/10	Deutsche Bank	Up-front payment	Periodic payments and the redemption proceeds of WTI Trading Ltd.	17,975
1,320,000	USD	9/18/18	Deutsche Bank	USD-LIBOR-BBA	Fixed 3.980%	49,102

						185,929

1,270,000	BRL	1/04/10	Goldman Sachs & Co.	Fixed 13.100%	Brazil Interbank Deposit Rate	14,748

Notes to Financial Statements (Continued)

Notional Amount	Currency	Expiration Date	Counterparty	Payments Made by Fund	Payments Received by Fund	Net Unrealized Appreciation (Depreciation)

Strategic Income Fund (continued)
Interest Rate Swaps (continued)
711,201	BRL	1/04/10	Goldman Sachs & Co.	Brazil Interbank Deposit Rate	Fixed 12.710%	$(15,028)
2,320,955	BRL	1/04/10	Goldman Sachs & Co.	Brazil Interbank Deposit Rate	Fixed 12.610%	(19,579)
2,700,000	BRL	1/02/12	Goldman Sachs & Co.	Brazil Interbank Deposit Rate	Fixed 12.390%	(176,282)
5,900,000	BRL	1/02/12	Goldman Sachs & Co.	Brazil Interbank Deposit Rate	Fixed 10.670%	(550,722)
306,286	BRL	1/02/12	Goldman Sachs & Co.	Brazil Interbank Deposit Rate	Fixed 14.050%	(16,146)
471,654	BRL	1/02/14	Goldman Sachs & Co.	Brazil Interbank Deposit Rate	Fixed 12.920%	(108,681)
560,000	BRL	1/02/14	Goldman Sachs & Co.	Brazil Interbank Deposit Rate	Fixed 12.870%	(55,621)
2,030,000	BRL	1/02/15	Goldman Sachs & Co.	Brazil Interbank Deposit Rate	Fixed 12.260%	(273,905)
373,022	BRL	1/02/15	Goldman Sachs & Co.	Brazil Interbank Deposit Rate	Fixed 12.290%	(124,554)
372,798	BRL	1/02/17	Goldman Sachs & Co.	Brazil Interbank Deposit Rate	Fixed 13.100%	(144,275)
180,156	BRL	1/02/17	Goldman Sachs & Co.	Brazil Interbank Deposit Rate	Fixed 13.670%	(61,175)
540,000	BRL	1/02/17	Goldman Sachs & Co.	Brazil Interbank Deposit Rate	Fixed 14.160%	(53,426)
900,000	BRL	1/02/17	Goldman Sachs & Co.	Brazil Interbank Deposit Rate	Fixed 14.300%	(85,260)
270,000	BRL	1/02/17	Goldman Sachs & Co.	Brazil Interbank Deposit Rate	Fixed 14.100%	(26,773)
588,524	BRL	1/02/17	Goldman Sachs & Co.	Brazil Interbank Deposit Rate	Fixed 13.900%	(184,248)
2,900,000	CNY	2/16/17	Goldman Sachs & Co.	Fixed 4.00%	CNY- CFXSREPOFIX01	(22,356)
13,200,000	CZK	10/08/18	Goldman Sachs & Co.	CZK-PRIBOR-PRBO	Fixed 3.760%	(11,439)
12,425,000	MXN	6/11/09	Goldman Sachs & Co.	MXN-TIIE-Banxico	Fixed 9.320%	4,179
5,100,000	MXN	9/27/13	Goldman Sachs & Co.	MXN-TIIE-Banxico	Fixed 8.540%	(10,261)
7,210,000	MXN	1/10/18	Goldman Sachs & Co.	MXN-TIIE-Banxico	Fixed 8.140%	(47,795)
3,070,000	MXN	8/27/26	Goldman Sachs & Co.	Floating Rate MXN- TIIE-BANXICO Index	Fixed 9.150%	(9,807)
1,300,000	MXN	9/16/26	Goldman Sachs & Co.	MXN-TIIE-Banxico	Fixed 9.330%	(2,546)
2,450,000	PLN	8/26/10	Goldman Sachs & Co.	PLZ-WIBOR- WIBO	Fixed 6.140%	(1,651)
2,100,000	PLN	10/03/18	Goldman Sachs & Co.	PLZ-WIBOR- WIBO	Fixed 5.320%	(27,217)
2,000,000	PLN	10/08/18	Goldman Sachs & Co.	PLZ-WIBOR- WIBO	Fixed 5.330%	(25,327)
6,200,000	SEK	7/17/18	Goldman Sachs & Co.	SEK-STIBOR- SIDE	Fixed 5.080%	75,607
4,400,000	SEK	8/21/18	Goldman Sachs & Co.	SEK-STIBOR- SIDE	Fixed 4.840%	36,521

						(1,923,019)

1,210,000	BRL	1/02/12	JP Morgan Chase	Brazil Interbank Deposit Rate	Fixed 13.910%	(36,529)
610,000	BRL	1/02/12	JP Morgan Chase	Brazil Interbank Deposit Rate	Fixed 14.000%	(16,954)
1,507,221	BRL	1/02/12	JP Morgan Chase	Brazil Interbank Deposit Rate	Fixed 12.380%	(176,901)

Notes to Financial Statements (Continued)

Notional Amount	Currency	Expiration Date	Counterparty	Payments Made by Fund	Payments Received by Fund	Net Unrealized Appreciation (Depreciation)

Strategic Income Fund (continued)
Interest Rate Swaps (continued)
591,887	BRL	1/02/17	JP Morgan Chase	Brazil Interbank Deposit Rate	Fixed 13.900%	$(185,301)
1,500,000	BRL	1/02/17	JP Morgan Chase	Brazil Interbank Deposit Rate	Fixed 13.900%	(155,750)
24,000,000	CZK	9/13/10	JP Morgan Chase	CZK-PRIBOR- PRBO	Fixed 3.560%	(2,851)
29,300,000	CZK	9/20/10	JP Morgan Chase	CZK-PRIBOR- PRBO	Fixed 3.470%	(6,074)
29,000,000	CZK	10/18/10	JP Morgan Chase	CZK-PRIBOR- PRBO	Fixed 3.300%	(12,237)
122,000,000	HUF	6/06/13	JP Morgan Chase	HUF-BUBOR- Reuters	Fixed 8.480%	(22,362)
78,000,000	HUF	8/12/13	JP Morgan Chase	HUF-BUBOR- Reuters	Fixed 7.880%	(20,208)
67,000,000	HUF	9/12/13	JP Morgan Chase	HUF-BUBOR- Reuters	Fixed 7.890%	(16,341)
80,000,000	HUF	10/08/18	JP Morgan Chase	HUF-BUBOR- Reuters	Fixed 7.200%	(27,836)
23,010,000	MXN	4/23/18	JP Morgan Chase	MXN-TIIE-Banxico	Fixed 8.369%	(130,304)
2,855,000	MXN	6/01/18	JP Morgan Chase	MXN-TIIE-Banxico	Fixed 9.320%	(2,618)
1,300,000	MYR	10/08/18	JP Morgan Chase	Fixed 4.55%	MYR-KLIBOR-BNM	(401)
1,640,000	PLN	8/08/13	JP Morgan Chase	PLZ-WIBOR- WIBO	Fixed 6.040%	996
2,400,000	SGD	10/10/18	JP Morgan Chase	Fixed 3.140%	SGD-SOR-Reuters	38,760
8,000,000	ZAR	8/06/18	JP Morgan Chase	Fixed 9.705%	ZAR-JIBAR-SAFEX	(35,077)

						(807,988)

3,900,000	MXN	5/11/18	Merrill Lynch International	MXN-TIIE-Banxico	Fixed 8.570%	(18,226)
310,000	TRY	2/06/12	Merrill Lynch International	3 Month Floating Rate USD-LIBOR- BBA	Fixed 17.100%	(5,451)
8,340,000	USD	6/11/17	Merrill Lynch International	Fixed 4.660%	Floating Rate on the Option Constant Maturity	(327,437)
2,060,000	USD	8/13/17	Merrill Lynch International	Fixed 5.330%	Floating Rate on the Constant Maturity Option	(158,401)

						(509,515)

176,756	BRL	1/02/17	Morgan Stanley & Co.	Brazil Interbank Deposit Rate	Fixed 13.930%	(57,092)
132,322	BRL	1/02/17	Morgan Stanley & Co.	Brazil Interbank Deposit Rate	Fixed 14.880%	(33,184)
132,591	BRL	1/02/17	Morgan Stanley & Co.	Brazil Interbank Deposit Rate	Fixed 14.860%	(33,448)
374,155	BRL	1/02/17	Morgan Stanley & Co.	Brazil Interbank Deposit Rate	Fixed 14.950%	(88,009)
375,495	BRL	1/02/17	Morgan Stanley & Co.	Brazil Interbank Deposit Rate	Fixed 15.000%	(86,319)
1,027,301	BRL	1/02/17	Morgan Stanley & Co.	Brazil Interbank Deposit Rate	Fixed 13.900%	(311,500)
1,320,000	CHF	1/18/11	Morgan Stanley & Co.	CHF-LIBOR-BBA	Fixed 2.660%	622
13,400,000	CZK	10/03/18	Morgan Stanley & Co.	CZK-PRIBOR-PRBO	Fixed 3.830%	(7,518)
820,000	EUR	1/18/11	Morgan Stanley & Co.	EUR-EURIBOR- Reuters	Fixed 3.996%	5,246

Notes to Financial Statements (Continued)

Notional Amount	Currency	Expiration Date	Counterparty	Payments Made by Fund	Payments Received by Fund	Net Unrealized Appreciation (Depreciation)

Strategic Income Fund (continued)
Interest Rate Swaps (continued)
1,850,000	EUR	8/22/17	Morgan Stanley & Co.	Fixed 4.71%	EUR-EURIBOR- Reuters	$(44,460)
19,400,000	NOK	1/18/11	Morgan Stanley & Co.	Fixed 4.985%	NOK-NIBOR-NIBR	(25,953)
43,650,000	RUB	12/18/13	Morgan Stanley & Co.	USD-LIBOR-BBA	Fixed 7.750%	(145,731)
7,720,000	SEK	1/18/11	Morgan Stanley & Co.	SEK-STIBOR- SIDE	Fixed 4.260%	8,392

						(818,954)

600,000	BRL	1/02/17	UBS AG	Brazil Interbank Deposit Rate	Fixed 14.340%	(56,136)
1,550,000	ILS	8/28/18	UBS AG	ILS-TELBOR01-Reuters	Fixed 5.880%	(12,573)
1,550,000	ILS	9/04/18	UBS AG	ILS-TELBOR01-Reuters	Fixed 5.850%	(9,411)
8,000,000	ZAR	8/01/18	UBS AG	ZAR-JIBAR-SAFEX	Fixed 9.740%	(36,566)

						(114,686)

						$(4,244,903)

Total Return Swaps
653,607	GBP	5/08/09	Citigroup	GBP-LIBOR-BBA + 0.35%	Total return on a custom basket U.K. equities	$(152,120)
125,057,130	JPY	4/15/09	Citigroup	JPY-LIBOR + 0.40%	Total return on a custom basket Japanese equities	(364,623)
900,000	USD	2/02/09	Citigroup	Absolute value of the spread of the Lehman Brothers CMBS.Aaa.8.5+ Index + 0.150% if spread is negative	Lehman Brothers CMBS.Aaa.8.5+ Index + 0.150% if spread is positive	(94,989)
1,800,000	USD	2/02/09	Citigroup	Absolute value of the spread of the Lehman Brothers CMBS.Aaa.8.5+ Index if spread is negative	Lehman Brothers CMBS.Aaa.8.5+ Index if spread is positive	(190,203)
405,430	USD	10/02/09	Citigroup	Monthly return on the 1 Month USD-LIBOR-BBA	Total return on the MSCI Belgium Index	(164,179)
752,687	USD	5/30/12	Citigroup	Up-front payment	Periodic payments and the redemption proceeds of Renins Nonlife Ltd.	(557,769)

						(1,523,883)

2,600,000,000	IDR	9/16/11	Credit Suisse Securities LLC	Up-front payment	Periodic payments and the redemption proceeds of Republic of Indonesia	(96,599)
5,200,000	RUB	12/12/08	Credit Suisse Securities LLC	Up-front payment	Periodic payments and the redemption proceeds of FFS UES bonds	(30,211)
6,900,000	RUB	1/22/09	Credit Suisse Securities LLC	Up-front payment	Periodic payments and the redemption proceeds of Russian Railways bonds	(29,768)

Notes to Financial Statements (Continued)

Notional Amount	Currency	Expiration Date	Counterparty	Payments Made by Fund	Payments Received by Fund	Net Unrealized Appreciation (Depreciation)

Strategic Income Fund (continued)
Total Return Swaps (continued)
11,520,000	RUB	8/06/09	Credit Suisse Securities LLC	Up-front payment	Periodic payments and the redemption proceeds of Gazprom OAO bonds	$(52,749)
11,760,000	RUB	10/29/09	Credit Suisse Securities LLC	Up-front payment	Periodic payments and the redemption proceeds of Gazprom OAO bonds	(53,072)
7,620,000	RUB	6/22/10	Credit Suisse Securities LLC	Up-front payment	Periodic payments and the redemption proceeds of Russian Federation bonds	(46,888)
9,520,000	RUB	3/26/11	Credit Suisse Securities LLC	Up-front payment	Periodic payments and the redemption proceeds of MosOblTrustInvest	(50,748)
18,645,000	RUB	2/21/12	Credit Suisse Securities LLC	Up-front payment	Periodic payments and the redemption proceeds of Orengurgskaya IAHK bonds	(373,820)
16,800,000	RUB	6/24/12	Credit Suisse Securities LLC	Up-front payment	Periodic payments and the redemption proceeds of Moscoblgaz-Finans	(343,578)
765,000	UAH	4/19/10	Credit Suisse Securities LLC	Up-front payment	Periodic payments and the redemption proceeds of Boryspil Airport bonds	(82,314)
2,318,000,000	VND	1/19/17	Credit Suisse Securities LLC	Up-front payment	Periodic payments and the redemption proceeds of Vietnam bonds	(69,552)

						(1,229,299)

110,000	ARS	12/21/11	Deutsche Bank	Up-front payment	Periodic payments and the redemption proceeds of Republic of Argentina	(27,698)
420,000	BRL	8/18/10	Deutsche Bank	Up-front payment	Periodic payments and the redemption proceeds of Federative Republic of Brazil	57,952
287,000,000	COP	9/12/14	Deutsche Bank	Up-front payment	Periodic payments and the redemption proceeds of Republic of Colombia	(13,658)
3,100,000,000	IDR	6/22/21	Deutsche Bank	Up-front payment	Periodic payments and the redemption proceeds of Republic of Indonesia	(178,820)
52,200,000	KZT	3/20/09	Deutsche Bank	Up-front payment	Periodic payments and the redemption proceeds of JSC Development Bank of Kazakhstan	20,473

Notes to Financial Statements (Continued)

Notional Amount	Currency	Expiration Date	Counterparty	Payments Made by Fund	Payments Received by Fund	Net Unrealized Appreciation (Depreciation)

Strategic Income Fund (continued)
Total Return Swaps (continued)
1,096,655	MXN	1/05/11	Deutsche Bank	Up-front payment	Periodic payments and the redemption proceeds of Arrendadora Capita Corp. SA de C.V. and the Capital Corporation de Mexico, SA de C.V.	$(19,236)
1,676,172	MXN	1/05/11	Deutsche Bank	Up-front payment	Periodic payments and the redemption proceeds of Arrendadora Capita Corp. SA de C.V. and the Capital Corporation de Mexico, SA de C.V.	(30,373)
1,097,532	MXN	1/05/11	Deutsche Bank	Up-front payment	Periodic payments and the redemption proceeds of Arrendadora Capita Corp. SA and the Capital Corporation de Mexico, SA de C.V.	(18,429)
18,000,000	NGN	1/27/09	Deutsche Bank	Up-front payment	Periodic payments and the redemption proceeds of Republic of Nigeria	3,028
13,700,000	NGN	2/24/09	Deutsche Bank	Up-front payment	Periodic payments and the redemption proceeds of Republic of Nigeria	7,552
7,090,000	RUB	12/12/08	Deutsche Bank	Up-front payment	Periodic payments and the redemption proceeds of Federalnaya Setevaya Kompaniya Edinoy Energe	(2,392)
11,850,000	RUB	1/22/09	Deutsche Bank	Up-front payment	Periodic payments and the redemption proceeds of Russian Railways bonds	(17,786)
1,535,000	RUB	4/19/11	Deutsche Bank	Up-front payment	Periodic payments and the redemption proceeds of Moscow Region bond	(12,609)
376,897	USD	1/15/09	Deutsche Bank	Up-front payment	Redemption proceeds of Rosselkhozbank	(23,395)
315,336	USD	1/16/09	Deutsche Bank	Up-front payment	Redemption proceeds of Rosselkhozbank	(19,676)
192,695	USD	3/20/09	Deutsche Bank	Up-front payment	Redemption proceeds of Rosselkhozbank	(14,967)
500,097	USD	5/11/09	Deutsche Bank	Up-front payment	Redemption proceeds of Sberbank	(48,450)
198,452	USD	6/09/09	Deutsche Bank	Up-front payment	Redemption proceeds of Sberbank	(20,822)
2,607	USD	10/05/09	Deutsche Bank	1 Month LIBOR + 0.200%	Total return on a custom basket of exchange traded funds	(98,033)

Notes to Financial Statements (Continued)

Notional Amount	Currency	Expiration Date	Counterparty	Payments Made by Fund	Payments Received by Fund	Net Unrealized Appreciation (Depreciation)

Strategic Income Fund (continued)
Total Return Swaps (continued)
420,000	USD	8/18/10	Deutsche Bank	Up-front payment	Periodic payments and the redemption proceeds of Ukrtelecom	$(168,080)
420,000	USD	3/01/11	Deutsche Bank	Up-front payment	Periodic payments and the redemption proceeds of Ukrtelecom	(190,033)
420,000	USD	8/29/11	Deutsche Bank	Up-front payment	Periodic payments and the redemption proceeds of Ukrtelecom	(205,989)
420,000	USD	2/29/12	Deutsche Bank	Up-front payment	Periodic payments and the redemption proceeds of Ukrtelecom	(217,556)
420,000	USD	8/30/12	Deutsche Bank	Up-front payment	Periodic payments and the redemption proceeds of Ukrtelecom	(226,279)
295,185	USD	9/07/12	Deutsche Bank	Up-front payment	Periodic payments and the redemption proceeds of Series 2006-A Certificates	(85,604)
229,333	USD	6/22/13	Deutsche Bank	Up-front payment	Periodic payments and the redemption proceeds of Republic of Indonesia	(106,660)
5,800,000,000	VND	4/20/17	Deutsche Bank	Up-front payment	Periodic payments and the redemption proceeds of Vietnam Shipping Industry Group	(231,957)

						(1,889,497)

403,805	CHF	12/24/08	Goldman Sachs & Co.	Payments if total return of the EURX SMI Index is negative	Payments if total return of the EURX SMI Index is positive	25,416
285,000	USD	11/01/08	Goldman Sachs & Co.	Absolute value of the spread of the Lehman Brothers CMBS.Aaa.8.5+ Index if spread is negative	Lehman Brothers CMBS.Aaa.8.5+ Index if spread is positive	(43,740)
1,490,000	USD	12/01/08	Goldman Sachs & Co.	Absolute value of the spread of the Lehman Brothers CMBS.Aaa.8.5+ Index if spread is negative	Lehman Brothers CMBS.Aaa.8.5+ Index if spread is positive	(229,296)
710,000	USD	1/01/09	Goldman Sachs & Co.	Absolute value of the spread of the Lehman Brothers CMBS.Aaa.8.5+ Index if spread is negative	Lehman Brothers CMBS.Aaa.8.5+ Index if spread is positive	(108,966)

Notes to Financial Statements (Continued)

Notional Amount	Currency	Expiration Date	Counterparty	Payments Made by Fund	Payments Received by Fund	Net Unrealized Appreciation (Depreciation)

Strategic Income Fund (continued)
Total Return Swaps (continued)
2,660,000	USD	2/01/09	Goldman Sachs & Co.	Absolute value of the spread of the Lehman Brothers CMBS.Aaa.8.5+ Index if spread is negative	Lehman Brothers CMBS.Aaa.8.5+ Index if spread is positive	$(408,238)
1,000,000	USD	3/01/09	Goldman Sachs & Co.	Absolute value of the spread of the Lehman Brothers CMBS.Aaa.8.5+ Index if spread is negative	Lehman Brothers CMBS.Aaa.8.5+ Index if spread is positive	(153,473)
290,000	USD	3/01/09	Goldman Sachs & Co.	Absolute value of the spread of the Lehman Brothers CMBS.Aaa.8.5 + 2.000% if spread is negative	Lehman Brothers CMBS.Aaa.8.5+ 2.000% if spread is positive	(44,024)
6,930,000	USD	3/31/09	Goldman Sachs & Co.	Absolute value of the spread of the Bank of America Securities LLC CMBS.Aaa.8.5+ Index if spread is negative	Bank of America Securities LLC CMBS.Aaa.8.5+ Index if spread is positive	(808,757)
3,731,578	USD	10/08/09	Goldman Sachs & Co.	USD-LIBOR-BBA + 0.30%	Total return on a custom basket U.S. equities	(591,356)

						(2,362,434)

680,000	USD	2/01/09	JP Morgan Chase	Absolute value of the spread of the Lehman Brothers CMBS.Aaa.8.5+ Index if spread is negative	Lehman Brothers CMBS.Aaa.8.5+ Index if spread is positive	(103,625)

5,510	EUR	3/09/09	Morgan Stanley & Co.	EUR-LIBOR-BBA	Total return on a custom basket EUR equities	72,638
5,580	EUR	7/01/25	Morgan Stanley & Co.	EUR-LIBOR-BBA	Total return on a custom basket EUR equities	(111,499)
4,114,085	RUB	7/07/12	Morgan Stanley & Co.	Up-front payment	Periodic payments and the redemption proceeds of Red Arrow International Leasing Public Ltd. Co.	(51,132)
14,207,760	RUB	8/22/34	Morgan Stanley & Co.	Up-front payment	Periodic payments and the redemption proceeds of EM Whole Loan SA	(114,561)
440,000	USD	12/01/08	Morgan Stanley & Co.	Absolute value of the spread of the Lehman Brothers CMBS.Aaa.8.5+ Index if spread is negative	Lehman Brothers CMBS.Aaa.8.5+ Index if spread is positive	(67,766)

Notes to Financial Statements (Continued)

Notional Amount	Currency	Expiration Date	Counterparty	Payments Made by Fund	Payments Received by Fund	Net Unrealized Appreciation (Depreciation)

Strategic Income Fund (continued)
Total Return Swaps (continued)
1,740,000	USD	12/01/08	Morgan Stanley & Co.	Absolute value of the spread of the Lehman Brothers CMBS.Aaa.8.5+ Index if spread is negative	Lehman Brothers CMBS.Aaa.8.5+ Index if spread is positive	$(267,768)
1,300,000	USD	1/01/09	Morgan Stanley & Co.	Absolute value of the spread of the Lehman Brothers CMBS.Aaa.8.5+ Index if spread is negative	Lehman Brothers CMBS.Aaa.8.5+ Index if spread is positive	(199,515)
1,230,000	USD	2/01/09	Morgan Stanley & Co.	Absolute value of the spread of the Lehman Brothers CMBS.Aaa.8.5+ Index if spread is negative	Lehman Brothers CMBS.Aaa.8.5+ Index if spread is positive	(189,284)
580,000	USD	2/01/09	Morgan Stanley & Co.	Absolute value of the spread of the Lehman Brothers CMBS.Aaa.8.5+ Index if spread is negative	Lehman Brothers CMBS.Aaa.8.5+ Index if spread is positive	(89,474)
1,010,000	USD	2/01/09	Morgan Stanley & Co.	Absolute value of the spread of the Lehman Brothers CMBS.Aaa.8.5+ Index if spread is negative	Lehman Brothers CMBS.Aaa.8.5+ Index if spread is positive	(155,597)
590,000	USD	2/01/09	Morgan Stanley & Co.	Absolute value of the spread of the Lehman Brothers CMBS.Aaa.8.5+ Index if spread is negative	Lehman Brothers CMBS.Aaa.8.5+ Index if spread is positive	(91,016)
3,300,000	USD	3/01/09	Morgan Stanley & Co.	Absolute value of the spread of the Lehman Brothers CMBS.Aaa.8.5+ Index if spread is negative	Lehman Brothers CMBS.Aaa.8.5+ Index if spread is positive	(348,705)
540,000	USD	3/01/09	Morgan Stanley & Co.	Absolute value of the spread of the Lehman Brothers CMBS.Aaa.8.5+ Index if spread is negative	Lehman Brothers CMBS.Aaa.8.5+ Index if spread is positive	(81,750)
623,871	USD	2/09/12	Morgan Stanley & Co.	Up-front payment	Periodic payments and the redemption proceeds of WTI Trading Ltd.	(17,806)
832,054	USD	2/09/12	Morgan Stanley & Co.	Up-front payment	Periodic payments and the redemption proceeds of Ukrtelecom	(24,657)

						(1,737,892)

						$(8,846,630)

Notes to Financial Statements (Continued)

Notional Amount	Currency	Expiration Date	Counterparty	Buy/Sell Protection	Receive (Pay) Fixed Rate	Deliverable on Default	Net Unrealized Appreciation (Depreciation)

Balanced Fund
Credit Default Swaps
200,000	USD	12/20/09	Barclays Bank PLC	Buy	(0.550)%	Cox Communications, Inc.	$40
140,000	USD	6/20/17	Barclays Bank PLC	Buy	(0.850)%	Sara Lee Corp.	(511)

							(471)

180,000	USD	6/20/16	Credit Suisse Securities LLC	Buy	(0.580)%	Marriot International, Inc.	34,293
25,000	USD	9/20/17	Credit Suisse Securities LLC	Buy	(1.050)%	Brunswick Corp. Notes.	9,286

							43,579

							$43,108

ARS	- Argentinean Peso
BRL	- Brazilian Real
CHF	- Swiss Franc
CNY	- Chinese Yuan Renminbi
COP	- Colombian Peso
CZK	- Czech Koruna
EUR	- Euro
GBP	- British Pound
HUF	- Hungarian Forint
IDR	- Indonesian Rupiah
ILS	- Israeli Shekel
JPY	- Japanese Yen
KZT	- Kazakhstan Tenge
MXN	- Mexican Peso
MYR	- Malaysian Ringgit
NGN	- Nigerian Naira
NOK	- Norwegian Krone
PLN	- Polish Zloty
RUB	- Russian Ruble
SEK	- Swedish Krona
SGD	- Singapore Dollar
TRY	- New Turkish Lira
UAH	- Ukrainian Hryvnia
VND	- Vietnamese Dong
ZAR	- South African Rand

Structured Notes

The Funds may buy “structured” notes, which are specially-designed debt investments with principal payments or interest payments that are linked to the value of an index (such as a currency or securities index) or commodity. The terms of the instrument may be “structured” by the purchaser (the Fund) and the borrower issuing the note. The values of these notes will fall or rise in response to the changes in the values of the underlying security or index. They are subject to both credit and interest rate risks. Therefore the Fund could receive more or less than it originally invested when a note matures, or it might receive less interest than the stated coupon payment if the underlying investment or index does not perform as anticipated. The prices of these notes may be very volatile and they may have a limited trading market, making it difficult for the Fund to value them or to sell its investment quickly at an acceptable price.

Loan Participations and Assignments

Certain loan participations or assignments acquired by the Fund may involve unfunded commitments of the lenders or revolving credit facilities under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, the Fund would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan documentation. A Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. At October 31, 2008, Strategic Income Fund had unfunded loan commitments to lend of $2,404,096. These unfunded commitments have been excluded from the Fund’s Portfolio of Investments.

Inflation-Indexed Bonds

The Funds may invest in inflation-indexed bonds, which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index accruals as part of a periodic coupon.

Notes to Financial Statements (Continued)

Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten, twenty or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount.

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Funds may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While the values of these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. Treasury inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Dollar Roll Transactions

The Funds may engage in dollar roll transactions. A dollar roll transaction involves a sale by a Fund of a GNMA certificate or other mortgage backed security to a financial institution, such as a bank or broker-dealer, concurrent with an agreement by the Fund to repurchase a similar security from the institution at a later date at an agreed upon price. The securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. During the period between the sale and repurchase, a Fund will not be entitled to receive the interest and principal payments on the securities sold. Proceeds of the sale will be invested in additional instruments for the Fund. A Fund is compensated for agreeing to repurchase the security by the difference between the current sales price and the price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls may be renewed over a period of several months with a different repurchaser or repurchase price and a cash settlement made at each renewal without physical delivery of securities. Moreover, a Fund may enter into a dollar roll transaction involving a security not then in the Fund’s portfolio. The Funds account for dollar roll transactions as purchases and sales. If certain criteria are met, these dollar roll transactions may be considered a financing transaction whereby the difference in the sales price and the future purchase price is recorded as an adjustment to interest income.

Notes to Financial Statements (Continued)

A Fund will segregate cash or other liquid securities in an amount sufficient to meet its obligations under dollar roll transactions or otherwise cover its obligations as permitted by applicable law. Dollar roll transactions involve potential risks of loss which are different from those related to the securities underlying the transaction. For example, if the counterparty were to become insolvent, the Fund’s right to purchase from the counterparty may be restricted. Additionally, the market value of the securities sold by the Fund may decline below the repurchase price of those securities to be purchased.

Allocation of Operating Activity

In maintaining the records for the Funds, the income and expense accounts are allocated to each class of shares. Investment income, unrealized and realized gains or losses are prorated among the classes of shares based on the relative net assets of each. Expenses are allocated to each class of shares depending on the nature of the expenditures. Administration and service fees, if any, which are directly attributable to a class of shares, are charged to that class’s operations. Expenses of the Fund not directly attributable to the operations of any class of shares or Fund are prorated among the Funds and classes to which the expense relates based on the relative net assets of each.

Foreign Securities

The Global Fund invests a significant amount of its assets and each of the International Bond Fund, International Equity Fund and Focused International Fund invests substantially all of its assets in foreign securities. The other Funds may also invest in foreign securities, subject to certain percentage restrictions. Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of U.S. companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. Government.

Restricted Securities

Certain securities are illiquid and restricted as to resale. They have been valued in good faith under procedures established by the Trustees, taking into consideration such factors as the Trustees deem appropriate. The Funds generally bear the costs, if any, associated with the disposition of restricted securities. Aggregate cost and fair value of these securities held at October 31, 2008 were as follows:

	Aggregate Cost	Aggregate Value	Value as Percentage of Fund’s Net Assets

Short-Duration Bond Fund	$5,303,704	$3,454,875	0.9%
Core Bond Fund	20,412,200	14,010,568	1.2%
Diversified Bond Fund	5,862,634	3,930,253	1.2%
Strategic Income Fund	1,881,610	1,207,051	0.4%
Balanced Fund	771,847	456,222	0.4%

3.	Management Fees and Other Transactions

Investment Management Fees

Under agreements between the Trust and Massachusetts Mutual Life Insurance Company (“MassMutual”) on behalf of each Fund, MassMutual is responsible for providing investment management services for each Fund. In return for this service, MassMutual receives advisory fees monthly, based upon each Fund’s average daily net assets, at the following annual rates:

Money Market Fund	0.35%
Short-Duration Bond Fund	0.40%
Inflation-Protected Bond Fund	0.48%

Notes to Financial Statements (Continued)

Core Bond Fund *	0.48% of the first $1.5 billion, 0.43% of any excess over $1.5 billion
Diversified Bond Fund	0.50%
Strategic Income Fund	0.55%
High Yield Fund	0.50%
International Bond Fund	0.60%
Balanced Fund	0.48%
Value Fund	0.50%
Core Value Equity Fund	0.50%
Enhanced Index Value Fund	0.50%
Enhanced Index Core Equity Fund	0.50%
Main Street Fund	0.65%
Capital Appreciation Fund	0.65%
Core Growth Fund	0.55%
Enhanced Index Growth Fund	0.50%
Discovery Value Fund	0.80%
Small Capitalization Value Fund	0.70%
Main Street Small Cap Fund	0.58%
Small Company Opportunities Fund	0.58%
Global Fund	0.80%
International Equity Fund **	0.85% of the first $1.25 billion,
0.80% of any excess over $1.25 billion
Focused International Fund	0.90%

*	Prior to June 1, 2008, the rate was 0.48%.
**	Prior to June 1, 2008, the rate was 0.85%.

MassMutual has entered into investment sub-advisory agreements with Babson Capital Management LLC (“Babson Capital”) pursuant to which Babson Capital serves as certain Funds’ sub-adviser providing day-to-day management of the Funds’ investments. Babson Capital is a wholly-owned subsidiary of MassMutual Holding LLC, which is a controlled subsidiary of MassMutual. During the year, Babson Capital received a sub-advisory fee from MassMutual, based upon each Fund’s average daily net assets, at the following annual rates:

Money Market Fund	0.05%
Short-Duration Bond Fund	0.08%
Inflation-Protected Bond Fund	0.08%
Core Bond Fund	0.10%
Diversified Bond Fund	0.10%
High Yield Fund	0.20%
Balanced Fund: fixed income portion	0.09%
Balanced Fund: equity portion *	0.30% of the first $50 million, 0.25% of the next $50 million, 0.20% of any excess over $100 million
Core Value Equity Fund: portion managed by Babson Capital *	0.30% of the first $50 million,
0.25% of the next $50 million, 0.20% of any excess over $100 million

Notes to Financial Statements (Continued)

Enhanced Index Value Fund *	0.30% of the first $50 million, 0.25% of the next $50 million, 0.20% of any excess over $100 million
Enhanced Index Core Equity Fund *	0.30% of the first $50 million, 0.25% of the next $50 million, 0.20% of any excess over $100 million
Enhanced Index Growth Fund *	0.30% of the first $50 million, 0.25% of the next $50 million, 0.20% of any excess over $100 million

*

Sub-advisory fee based on Aggregate Assets. For purposes of these sub-advisory agreements, “Aggregate Assets” means the aggregate of (i) the average daily net assets of the Fund determined at the close of the New York Stock Exchange on each day that the Exchange is open for trading, and (ii) the average daily net assets of certain other funds or accounts of MassMutual or its affiliates, including other funds registered under the 1940 Act, for which Babson Capital provides investment advisory services, as agreed upon from time to time by MassMutual and Babson Capital, determined at the close of the Exchange on each day that the Exchange is open for trading.

MassMutual has entered into investment sub-advisory agreements with its indirect subsidiary OppenheimerFunds, Inc. (“OFI”) on behalf of certain funds. These agreements provide that OFI manage the investment and reinvestment of the assets of these funds. OFI received a fee, based upon each Fund’s average daily net assets, at the following annual rates:

Capital Appreciation Fund	0.42% of the first $700 million, 0.25% of any excess over $700 million
Global Fund	0.50% of the first $750 million, 0.28% of the next $50 million, 0.25% of any excess over $800 million

MassMutual has entered into investment sub-advisory agreements with OFI Institutional Asset Management, Inc. (“OFI Institutional”), a wholly-owned subsidiary of OFI, on behalf of certain funds. These agreements provide that OFI Institutional manage the investment and reinvestment of the assets of these funds. OFI Institutional received a fee, based upon each Fund’s average daily net assets, at the following annual rates:

Strategic Income Fund	0.35% of the first $250 million, 0.32% of the next $50 million, 0.30% of the next $50 million, 0.25% of any excess over $350 million
Value Fund	0.23%
Core Value Equity Fund: portion managed by OFI Institutional	0.23%
Main Street Fund	0.33% of the first $1 billion, 0.30% of any excess over $1 billion
Core Growth Fund	0.23%
Discovery Value Fund	0.40%
Small Capitalization Value Fund	0.40%
Main Street Small Cap Fund	0.40%
Small Company Opportunities Fund	0.40% of the first $1 billion, 0.30% of any excess over $1 billion

Notes to Financial Statements (Continued)

International Equity Fund *	0.50% of the first $250 million,
0.475% of the next $250 million,
0.425% of the next $500 million,
0.40% of the next $500 million,
0.375% of any excess over $1.5 billion

*	Prior to June 1, 2008, the rate was 0.50%.

MassMutual has entered into investment sub-advisory agreements with its indirect subsidiary Baring International Investment Limited (“Baring”) on behalf of certain funds. These agreements provide that Baring manage the investment and reinvestment of the assets of these funds. Baring received a fee, based upon each Fund’s average daily net assets, at the following annual rates:

International Bond Fund	0.30%
Focused International Fund	0.55%

MassMutual has entered into an investment sub-advisory agreement with AllianceBernstein L.P. (“AllianceBernstein”). AllianceBernstein is a limited partnership, the majority ownership interests in which are held by its affiliates: AllianceBernstein Holding L.P., a publicly traded partnership; and AXA Financial, Inc. (“AXA Financial”) together with certain wholly-owned subsidiaries of AXA Financial. AXA Financial is a wholly-owned subsidiary of AXA. The sub-advisory agreement with AllianceBernstein provides that AllianceBernstein manage a portion of the investment and reinvestment of the assets of the Core Value Equity Fund. MassMutual pays a sub-advisory fee to AllianceBernstein based upon the aggregate net assets under management which include (1) the average daily net asset value of the portion of the assets of the Core Value Equity Fund that AllianceBernstein manages, and (2) the average daily net assets of all other funds or accounts of MassMutual or its affiliates for which AllianceBernstein provides sub-advisory services and which have substantially the same investment objectives, policies and investment strategies.

The Funds’ sub-advisory fees are paid out of the management fees previously disclosed above.

Administration Fees

Under separate administrative and shareholder services agreements between each Fund and MassMutual, MassMutual provides certain administrative and shareholder services and bears some class specific administrative expenses. In return for these services, MassMutual received an administrative services fee monthly, based upon the average daily net assets of the applicable class of shares of the Funds, at the following annual rates:

	Class A	Class L	Class Y	Class S	Class N

Money Market Fund	0.3266%	0.3266%	0.1766%	0.0766%	N/A
Short-Duration Bond Fund	0.3189%	0.3189%	0.1689%	0.1189%	0.3689%
Inflation-Protected Bond Fund	0.2808%	0.2808%	0.1308%	0.0308%	0.3308%
Core Bond Fund	0.2851%	0.2851%	0.1351%	0.0851%	0.3551%
Diversified Bond Fund	0.3660%	0.3760%	0.2160%	0.1660%	0.4160%
Strategic Income Fund	0.3400%	0.3400%	0.1900%	0.1400%	0.3900%
High Yield Fund	0.3443%	0.3443%	0.1943%	0.1443%	0.3943%
International Bond Fund	0.3000%	0.3000%	0.1500%	0.0500%	0.3500%
Balanced Fund	0.3968%	0.3968%	0.2468%	0.0868%	0.4568%
Value Fund	0.3158%	0.2758%	0.1658%	0.0658%	0.3758%
Core Value Equity Fund	0.3000%	0.3000%	0.1500%	0.0500%	0.3500%
Enhanced Index Value Fund	0.3085%	0.3085%	0.1585%	0.0585%	0.3685%
Enhanced Index Core Equity Fund	0.2663%	0.2663%	0.1163%	0.0663%	0.3163%
Main Street Fund	0.3100%	0.3100%	0.1600%	0.1100%	0.3600%

Notes to Financial Statements (Continued)

	Class A	Class L	Class Y	Class S	Class N

Capital Appreciation Fund	0.3000%	0.3000%	0.1500%	0.1000%	0.3500%
Core Growth Fund	0.3571%	0.3571%	0.2071%	0.1571%	0.4071%
Enhanced Index Growth Fund	0.2144%	0.2144%	0.0644%	0.0144%	0.2644%
Discovery Value Fund	0.3000%	0.3000%	0.1500%	0.0500%	0.4500%
Small Capitalization Value Fund	0.3150%	0.3150%	0.1650%	0.1150%	0.3650%
Main Street Small Cap Fund	0.3000%	0.3000%	0.1500%	0.0500%	0.3500%
Small Company Opportunities Fund	0.2971%	0.2971%	0.1971%	0.0971%	0.3971%
Global Fund	0.3600%	0.3600%	0.2100%	0.1800%	0.4100%
International Equity Fund	0.3192%	0.3192%	0.1692%	0.1392%	0.3692%
Focused International Fund	0.3000%	0.3000%	0.1500%	0.0500%	0.4500%

Distribution and Service Fees

MML Distributors, LLC (the “Distributor”) acts as distributor to each Fund. Pursuant to separate 12b-1 Plans adopted by the Funds, Class A shares of each Fund pay an annual fee of 0.25% of the average daily net asset value of Class A shares to: (i) the Distributor for services provided and expenses incurred by its connection with the distribution of Class A shares of the Fund; and (ii) MassMutual for services provided and expenses incurred by it for purposes of maintaining or providing personal services to Class A shareholders. Pursuant to separate 12b-1 Plans adopted by the Funds, Class N shares of each Fund pay an annual fee of 0.50% of the average daily net asset value of Class N shares as follows: 0.25% of the average daily net asset value of Class N shares to the Distributor for services provided and expenses incurred by its connection with the distribution of Class N shares of the Fund; and 0.25% of the average daily net asset value of Class N shares to MassMutual for services provided and expenses incurred by it for purposes of maintaining or providing personal services to Class N shareholders. The Distribution fee may be spent by the Distributor on any activities or expenses primarily intended to result in the sale of Class A or Class N shares of the Fund. The Servicing Fee may be spent by MassMutual on personal services rendered to Class A or Class N shareholders of a Fund and/or maintenance of Class A or Class N shareholder accounts. The Distributor is a majority owned subsidiary of MassMutual. In addition, OppenheimerFunds Distributor, Inc. (the “Sub-Distributor”) acts as a sub-distributor to each Fund. The Sub-Distributor is an affiliate of the Distributor and an indirect majority owned subsidiary of MassMutual.

Expense Caps and Waivers	MassMutual agreed to cap the fees and expenses of the following Funds based upon the average daily net assets of the applicable class of shares of the Funds, as follows:

	Class A	Class L	Class Y	Class S	Class N

Money Market Fund *	0.7700%	0.5200%	0.5500%	0.4500%	N/A
Short-Duration Bond Fund *	0.9200%	0.6700%	0.5900%	0.5400%	1.2200%
Core Bond Fund *	0.9600%	0.7100%	0.6400%	0.5900%	1.2800%
Diversified Bond Fund *	0.9900%	0.7500%	0.7400%	0.6900%	1.2900%
Strategic Income Fund **	1.1600%	0.8900%	0.7600%	0.7100%	1.3800%
International Bond Fund **	1.2000%	0.9500%	0.8000%	0.7500%	1.5000%
Balanced Fund *	1.1600%	0.9100%	0.7600%	0.6000%	1.4700%
Core Value Equity Fund **	1.1000%	0.8200%	0.7000%	0.6000%	1.4000%
Enhanced Index Value Fund *	1.0900%	0.8400%	0.6900%	0.5900%	1.4000%
Enhanced Index Core Equity Fund **	1.0900%	0.8400%	0.6900%	0.5900%	1.4000%
Main Street Fund **	1.1600%	0.9100%	0.7600%	0.7100%	1.4600%
Capital Appreciation Fund **	1.0900%	0.9700%	0.8200%	0.7100%	1.4600%
Core Growth Fund **	1.2000%	0.9500%	0.8000%	0.7500%	1.5000%
Enhanced Index Growth Fund *	1.0544%	0.8044%	0.6544%	0.6044%	1.3544%
Discovery Value Fund **	1.4000%	1.1500%	1.0000%	0.9300%	1.7000%

Notes to Financial Statements (Continued)

	Class A	Class L	Class Y	Class S	Class N

Small Capitalization Value Fund *	1.3000%	1.0500%	0.9000%	0.8500%	1.6000%
Main Street Small Cap Fund **	1.1400%	0.8900%	0.7900%	0.6900%	1.4900%
Small Company Opportunities Fund **	1.1400%	0.8900%	0.7900%	0.6900%	1.4900%
Global Fund **	1.4300%	1.1400%	1.0300%	0.8900%	1.5200%
International Equity Fund *	1.5200%	1.2700%	1.1200%	1.0900%	1.8200%
Focused International Fund **	1.5800%	1.3300%	1.1800%	1.1500%	1.8800%

*	Expense caps in effect through February 29, 2008.

**	Expense caps in effect through March 1, 2009.

For the Money Market Fund, MassMutual has agreed to voluntarily waive some or all of its fees and, if necessary, a portion of its management fees, to allow each class of the Fund to maintain a 7-day yield of at least approximately 0.10%. Payments made to intermediaries will be unaffected. MassMutual may amend or discontinue this waiver at any time without advance notice.

MassMutual has agreed to voluntarily waive, through March 1, 2009, administration fees for Classes A, L and N, as follows: 0.18% for Class L and 0.22% for Classes A and N of the Money Market Fund (0.18% for Classes A and N prior to June 1, 2008), 0.07% for the Short-Duration Bond Fund, 0.08% for the Core Bond Fund, and 0.15% for the Diversified Bond Fund. MassMutual also agreed to voluntarily waive 0.10% of the administration fees for Classes A and N of the Inflation-Protected Bond Fund. Effective March 1, 2008 MassMutual has agreed to voluntarily waive, through March 1, 2009, 0.02% of the administration fees for Classes A, L, Y, S and N of the Balanced Fund.

Deferred Compensation

Trustees of the Funds who are not employees of MassMutual or its subsidiaries may elect to defer receipt of their annual fees in accordance with terms of a Non-Qualified Deferred Compensation Plan. Any amounts deferred shall accrue interest and shall be recorded on the Funds’ books as other liabilities. For the year ended October 31, 2008, no significant amounts have been deferred.

Other	Certain officers and trustees of the Funds are also officers of MassMutual. The compensation of each trustee who is not an officer of MassMutual is borne by the Funds.

The following table shows beneficial ownership of Funds’ shares by affiliated parties at October 31, 2008:

Total % Ownership by Related Party

Money Market Fund	79.3%
Short-Duration Bond Fund	81.1%
Inflation-Protected Bond Fund	62.4%
Core Bond Fund	87.6%
Diversified Bond Fund	68.5%
Strategic Income Fund	95.7%
High Yield Fund	81.0%
International Bond Fund	18.3%
Balanced Fund	97.3%
Value Fund	94.6%
Core Value Equity Fund	98.2%
Enhanced Index Value Fund	64.7%
Enhanced Index Core Equity Fund	77.1%
Main Street Fund	96.8%

Notes to Financial Statements (Continued)

Total % Ownership by Related Party

Capital Appreciation Fund	93.6%
Core Growth Fund	98.8%
Enhanced Index Growth Fund	50.7%
Discovery Value Fund	64.7%
Small Capitalization Value Fund	90.7%
Main Street Small Cap Fund	45.9%
Small Company Opportunities Fund	97.7%
Global Fund	95.9%
International Equity Fund	90.2%
Focused International Fund	72.5%

4.	Purchases and Sales of Investments	Cost of purchases and proceeds from sales of investment securities (excluding short-term investments) for the year ended October 31, 2008, were as follows:

	Purchases		Sales

	Long-Term U.S. Government Securities	Other Long-Term Securities	Long-Term U.S. Government Securities	Other Long-Term Securities

Short-Duration Bond Fund	$216,510,080	$223,409,931	$203,428,615	$197,219,117
Inflation-Protected Bond Fund	51,214,109	1,765,302	143,485,059	—
Core Bond Fund	2,174,349,682	1,578,049,878	2,240,253,575	1,601,230,076
Diversified Bond Fund	690,527,656	509,687,012	724,741,632	567,967,917
Strategic Income Fund	164,717,747	461,755,205	203,304,803	322,758,476
High Yield Fund	—	145,369,223	—	145,994,285
International Bond Fund	690,711	41,861,069	645,194	14,273,517
Balanced Fund	62,460,315	231,179,781	56,547,704	235,336,316
Value Fund	—	571,128,868	—	663,457,756
Core Value Equity Fund	—	28,968,509	—	13,822,937
Enhanced Index Value Fund	—	697,049,149	—	766,423,537
Enhanced Index Core Equity Fund	—	54,379,850	—	66,827,455
Main Street Fund	—	327,773,616	—	381,609,345
Capital Appreciation Fund	—	787,170,291	—	794,673,210
Core Growth Fund	—	22,581,876	—	80,156,131
Enhanced Index Growth Fund	—	408,058,316	—	469,623,150
Discovery Value Fund	—	84,987,488	—	69,707,870
Small Capitalization Value Fund	—	55,730,486	—	111,603,289
Main Street Small Cap Fund	—	188,807,491	—	163,492,360
Small Company Opportunities Fund	—	316,806,135	—	412,002,633
Global Fund	—	75,738,403	—	192,631,679
International Equity Fund	—	280,599,070	—	420,008,461
Focused International Fund	—	141,740,858	—	95,543,142

Notes to Financial Statements (Continued)

5.	Capital Share Transactions	Changes in shares outstanding for each Fund were as follows:

	Year ended October 31, 2008		Year ended October 31, 2007
	Shares	Amount	Shares	Amount

Money Market Fund Class A
Sold	499,460,042	$499,460,049	1,748,109,294	$1,748,109,294
Issued as reinvestment of dividends	6,385,038	6,385,038	11,322,416	11,322,591
Redeemed	(495,038,325)	(495,038,332)	(1,666,153,177)	(1,666,153,175)

Net increase (decrease)	10,806,755	$10,806,755	93,278,533	$93,278,710

Money Market Fund Class L
Sold	149,871,483	$149,871,483	418,824,638	$418,824,637
Issued as reinvestment of dividends	2,512,502	2,512,502	4,332,005	4,332,005
Redeemed	(124,443,806)	(124,443,806)	(419,564,392)	(419,564,392)

Net increase (decrease)	27,940,179	$27,940,179	3,592,251	$3,592,250

Money Market Fund Class Y
Sold	496,559,178	$496,559,178	1,083,112,117	$1,083,112,117
Issued as reinvestment of dividends	5,263,279	5,263,279	8,667,695	8,667,695
Redeemed	(483,661,861)	(483,661,861)	(989,403,078)	(989,403,074)

Net increase (decrease)	18,160,596	$18,160,596	102,376,734	$102,376,738

Money Market Fund Class S
Sold	358,972,033	$358,972,033	713,344,139	$713,344,139
Issued as reinvestment of dividends	7,336,493	7,336,493	12,344,169	12,344,169
Redeemed	(301,547,328)	(301,547,328)	(716,159,690)	(716,159,690)

Net increase (decrease)	64,761,198	$64,761,198	9,528,618	$9,528,618

Short-Duration Bond Fund Class A
Sold	1,677,302	$16,903,132	2,110,501	$21,308,464
Issued as reinvestment of dividends	349,767	3,448,700	308,187	3,051,054
Redeemed	(1,685,853)	(16,758,914)	(3,351,063)	(33,782,843)

Net increase (decrease)	341,216	$3,592,918	(932,375)	$(9,423,325)

Short-Duration Bond Fund Class L
Sold	4,911,111	$49,269,289	5,133,336	$52,092,298
Issued as reinvestment of dividends	943,914	9,316,431	676,519	6,704,299
Redeemed	(9,874,953)	(99,010,049)	(6,011,928)	(61,305,069)

Net increase (decrease)	(4,019,928)	$(40,424,329)	(202,073)	$(2,508,472)

Short-Duration Bond Fund Class Y
Sold	1,228,880	$12,383,386	6,908,899	$69,995,243
Issued as reinvestment of dividends	269,136	2,669,831	374,841	3,725,918
Redeemed	(3,236,413)	(32,756,431)	(9,802,924)	(99,770,720)

Net increase (decrease)	(1,738,397)	$(17,703,214)	(2,519,184)	$(26,049,559)

Notes to Financial Statements (Continued)

	Year ended October 31, 2008		Year ended October 31, 2007
	Shares	Amount	Shares	Amount

Short-Duration Bond Fund Class S
Sold	4,441,828	$44,962,545	6,431,615	$66,145,932
Issued as reinvestment of dividends	965,044	9,621,489	898,875	8,988,755
Redeemed	(8,499,426)	(86,626,432)	(6,417,790)	(65,588,688)

Net increase (decrease)	(3,092,554)	$(32,042,398)	912,700	$9,545,999

Short-Duration Bond Fund Class N
Sold	51,538	$514,816	378,570	$3,807,985
Issued as reinvestment of dividends	20,763	203,897	4	43
Redeemed	(103,491)	(1,012,922)	—	—

Net increase (decrease)	(31,190)	$(294,209)	378,574	$3,808,028

Inflation-Protected Bond Fund Class A
Sold	1,639,554	$17,231,585	1,244,406	$12,409,327
Issued as reinvestment of dividends	156,217	1,574,667	72,341	708,223
Redeemed	(1,013,533)	(10,540,845)	(463,578)	(4,616,764)

Net increase (decrease)	782,238	$8,265,407	853,169	$8,500,786

Inflation-Protected Bond Fund Class L
Sold	1,112,767	$11,822,897	6,175,140	$60,691,759
Issued as reinvestment of dividends	303,726	3,085,856	18,231	179,760
Redeemed	(3,562,969)	(37,847,377)	(658,500)	(6,655,588)

Net increase (decrease)	(2,146,476)	$(22,938,624)	5,534,871	$54,215,931

Inflation-Protected Bond Fund Class Y
Sold	2,459,745	$26,362,684	1,373,306	$13,771,513
Issued as reinvestment of dividends	392,717	3,997,854	308,662	3,046,491
Redeemed	(2,118,856)	(22,208,388)	(3,195,422)	(31,959,774)

Net increase (decrease)	733,606	$8,152,150	(1,513,454)	$(15,141,770)

Inflation-Protected Bond Fund Class S
Sold	3,279,778	$35,013,229	4,741,463	$47,977,642
Issued as reinvestment of dividends	833,373	8,492,070	781,958	7,725,749
Redeemed	(11,022,598)	(117,472,756)	(6,007,694)	(60,476,023)

Net increase (decrease)	(6,909,447)	$(73,967,457)	(484,273)	$(4,772,632)

Inflation-Protected Bond Fund Class N
Sold	292	$3,105	8,652	$85,292
Issued as reinvestment of dividends	614	6,234	350	3,450
Redeemed	(3,771)	(39,076)	(7,273)	(71,347)

Net increase (decrease)	(2,865)	$(29,737)	1,729	$17,395

Notes to Financial Statements (Continued)

	Year ended October 31, 2008		Year ended October 31, 2007
	Shares	Amount	Shares	Amount

Core Bond Fund Class A
Sold	4,023,113	$43,027,683	4,794,705	$51,304,930
Issued as reinvestment of dividends	927,006	9,696,478	810,939	8,522,974
Redeemed	(5,227,860)	(55,025,088)	(8,900,457)	(94,968,961)

Net increase (decrease)	(277,741)	$(2,300,927)	(3,294,813)	$(35,141,057)

Core Bond Fund Class L
Sold	8,870,306	$94,699,943	12,836,189	$138,083,991
Issued as reinvestment of dividends	1,858,165	19,529,318	1,653,975	17,465,981
Redeemed	(19,324,443)	(206,595,878)	(19,911,013)	(214,079,747)

Net increase (decrease)	(8,595,972)	$(92,366,617)	(5,420,849)	$(58,529,775)

Core Bond Fund Class Y
Sold	3,263,797	$35,203,593	7,994,608	$86,010,312
Issued as reinvestment of dividends	1,057,007	11,140,856	951,779	10,079,342
Redeemed	(6,653,782)	(71,031,555)	(10,061,335)	(108,111,848)

Net increase (decrease)	(2,332,978)	$(24,687,106)	(1,114,948)	$(12,022,194)

Core Bond Fund Class S
Sold	14,735,432	$159,685,356	21,958,883	$238,111,236
Issued as reinvestment of dividends	3,590,424	38,058,498	3,635,292	38,715,861
Redeemed	(26,423,123)	(287,055,101)	(33,645,895)	(363,937,576)

Net increase (decrease)	(8,097,267)	$(89,311,247)	(8,051,720)	$(87,110,479)

Core Bond Fund Class N
Sold	36,898	$388,522	363,462	$3,865,052
Issued as reinvestment of dividends	21,020	218,817	1,033	10,837
Redeemed	(411,874)	(4,356,875)	(11,112)	(117,306)

Net increase (decrease)	(353,956)	$(3,749,536)	353,383	$3,758,583

Diversified Bond Fund Class A
Sold	1,788,630	$18,854,402	2,387,583	$25,533,805
Issued as reinvestment of dividends	239,724	2,504,062	138,637	1,455,684
Redeemed	(2,310,233)	(24,188,520)	(1,636,709)	(17,400,985)

Net increase (decrease)	(281,879)	$(2,830,056)	889,511	$9,588,504

Diversified Bond Fund Class L
Sold	3,955,926	$41,311,662	6,081,550	$64,862,776
Issued as reinvestment of dividends	1,021,694	10,600,550	903,796	9,426,596
Redeemed	(9,117,052)	(95,992,088)	(11,349,594)	(120,955,064)

Net increase (decrease)	(4,139,432)	$(44,079,876)	(4,364,248)	$(46,665,692)

Notes to Financial Statements (Continued)

	Year ended October 31, 2008		Year ended October 31, 2007
	Shares	Amount	Shares	Amount

Diversified Bond Fund Class Y
Sold	404,578	$4,265,115	4,592,123	$48,650,137
Issued as reinvestment of dividends	171,265	1,785,593	48,038	503,437
Redeemed	(2,532,394)	(27,764,987)	(975,439)	(10,404,657)

Net increase (decrease)	(1,956,551)	$(21,714,279)	3,664,722	$38,748,917

Diversified Bond Fund Class S
Sold	4,620,520	$48,598,735	5,495,583	$58,788,517
Issued as reinvestment of dividends	975,214	10,206,131	676,434	7,109,321
Redeemed	(9,858,361)	(105,113,977)	(6,080,276)	(65,426,308)

Net increase (decrease)	(4,262,627)	$(46,309,111)	91,741	$471,530

Diversified Bond Fund Class N
Sold	37,281	$388,840	48,240	$507,201
Issued as reinvestment of dividends	8,393	86,831	4,663	48,546
Redeemed	(38,611)	(397,124)	(19,962)	(210,762)

Net increase (decrease)	7,063	$78,547	32,941	$344,985

Strategic Income Fund Class A
Sold	1,793,752	$18,821,201	1,968,645	$20,456,512
Issued as reinvestment of dividends	209,632	2,161,984	60,577	611,826
Redeemed	(1,208,196)	(12,347,418)	(447,160)	(4,655,626)

Net increase (decrease)	795,188	$8,635,767	1,582,062	$16,412,712

Strategic Income Fund Class L
Sold	8,517,228	$90,112,198	14,097,548	$146,606,275
Issued as reinvestment of dividends	1,774,918	18,473,989	743,784	7,564,286
Redeemed	(10,664,306)	(108,374,567)	(7,961,919)	(83,582,165)

Net increase (decrease)	(372,160)	$211,620	6,879,413	$70,588,396

Strategic Income Fund Class Y
Sold	877,039	$9,560,095	719,524	$7,590,795
Issued as reinvestment of dividends	114,928	1,196,157	21,546	219,339
Redeemed	(733,076)	(7,600,904)	(214,809)	(2,259,830)

Net increase (decrease)	258,891	$3,155,348	526,261	$5,550,304

Strategic Income Fund Class S
Sold	3,517,165	$37,511,940	6,391,835	$67,206,754
Issued as reinvestment of dividends	338,675	3,521,227	131,720	1,338,271
Redeemed	(6,424,182)	(67,939,067)	(645,131)	(6,844,779)

Net increase (decrease)	(2,568,342)	$(26,905,900)	5,878,424	$61,700,246

Notes to Financial Statements (Continued)

	Year ended October 31, 2008		Year ended October 31, 2007
	Shares	Amount	Shares	Amount

Strategic Income Fund Class N
Sold	47,921	$505,817	80,021	$841,082
Issued as reinvestment of dividends	2,628	27,304	1,327	13,467
Redeemed	(18,002)	(184,449)	(74,204)	(782,595)

Net increase (decrease)	32,547	$348,672	7,144	$71,954

High Yield Fund Class A
Sold	846,665	$8,138,044	1,951,823	$21,081,272
Issued as reinvestment of dividends	249,879	2,435,097	102,129	1,069,289
Redeemed	(1,039,435)	(9,835,269)	(565,756)	(6,115,127)

Net increase (decrease)	57,109	$737,872	1,488,196	$16,035,434

High Yield Fund Class L
Sold	148,245	$1,427,276	328,987	$3,560,346
Issued as reinvestment of dividends	38,894	380,204	18,227	191,200
Redeemed	(279,581)	(2,657,345)	(108,682)	(1,179,763)

Net increase (decrease)	(92,442)	$(849,865)	238,532	$2,571,783

High Yield Fund Class Y
Sold	1,351,812	$13,020,516	4,159,474	$45,447,805
Issued as reinvestment of dividends	793,517	7,788,620	529,541	5,576,071
Redeemed	(2,050,053)	(19,487,469)	(2,362,454)	(25,435,521)

Net increase (decrease)	95,276	$1,321,667	2,326,561	$25,588,355

High Yield Fund Class S
Sold	2,384,767	$22,535,906	2,233,785	$23,992,193
Issued as reinvestment of dividends	419,666	4,114,766	199,871	2,102,639
Redeemed	(1,970,223)	(18,867,249)	(559,169)	(6,051,845)

Net increase (decrease)	834,210	$7,783,423	1,874,487	$20,042,987

High Yield Fund Class N
Sold	34,417	$355,910	70,610	$760,673
Issued as reinvestment of dividends	15,235	148,777	11,101	116,448
Redeemed	(162,115)	(1,531,405)	(83,220)	(899,375)

Net increase (decrease)	(112,463)	$(1,026,718)	(1,509)	$(22,254)

International Bond Fund Class A*
Sold	21,702	$221,713
Issued as reinvestment of dividends	—	—
Redeemed	(1,064)	(10,800)

Net increase (decrease)	20,638	$210,913

Notes to Financial Statements (Continued)

	Year ended October 31, 2008		Year ended October 31, 2007
	Shares	Amount	Shares	Amount

International Bond Fund Class L*
Sold	10,010	$100,100
Issued as reinvestment of dividends	—	—
Redeemed	—	—

Net increase (decrease)	10,010	$100,100

International Bond Fund Class Y*
Sold	10,010	$100,100
Issued as reinvestment of dividends	—	—
Redeemed	—	—

Net increase (decrease)	10,010	$100,100

International Bond Fund Class S*
Sold	4,239,285	$43,972,899
Issued as reinvestment of dividends	—	—
Redeemed	(1,782,771)	(18,242,001)

Net increase (decrease)	2,456,514	$25,730,898

International Bond Fund Class N*
Sold	10,010	$100,100
Issued as reinvestment of dividends	—	—
Redeemed	—	—

Net increase (decrease)	10,010	$100,100

Balanced Fund Class A
Sold	436,770	$4,383,040	486,135	$5,139,750
Issued as reinvestment of dividends	39,913	416,970	20,961	216,529
Redeemed	(525,396)	(5,150,274)	(369,532)	(3,907,253)

Net increase (decrease)	(48,713)	$(350,264)	137,564	$1,449,026

Balanced Fund Class L
Sold	24,327	$237,206	20,961	$223,755
Issued as reinvestment of dividends	9,145	96,655	4,997	52,167
Redeemed	(28,458)	(269,399)	(20,715)	(220,139)

Net increase (decrease)	5,014	$64,462	5,243	$55,783

Balanced Fund Class Y
Sold	42,918	$435,597	47,452	$529,783
Issued as reinvestment of dividends	9,511	103,759	5,009	53,948
Redeemed	(48,211)	(484,494)	(25,084)	(279,448)

Net increase (decrease)	4,218	$54,862	27,377	$304,283

Notes to Financial Statements (Continued)

	Year ended October 31, 2008		Year ended October 31, 2007
	Shares	Amount	Shares	Amount

Balanced Fund Class S
Sold	466,948	$4,628,537	2,321,543	$24,787,880
Issued as reinvestment of dividends	719,722	7,607,963	513,133	5,362,244
Redeemed	(3,551,507)	(34,883,547)	(6,579,531)	(70,542,485)

Net increase (decrease)	(2,364,837)	$(22,647,047)	(3,744,855)	$(40,392,361)

Balanced Fund Class N
Sold	—	$—	—	$—
Issued as reinvestment of dividends	— +	4	1	2
Redeemed	—	—	(16)	(164)

Net increase (decrease)	—	$4	(15)	$(162)

Value Fund Class A
Sold	202,395	$3,204,600	453,183	$8,786,302
Issued as reinvestment of dividends	179,793	3,142,532	75,675	1,383,335
Redeemed	(451,500)	(6,980,003)	(474,997)	(9,293,918)

Net increase (decrease)	(69,312)	$(632,871)	53,861	$875,719

Value Fund Class L
Sold	592,764	$9,040,878	1,234,851	$24,337,050
Issued as reinvestment of dividends	496,360	8,710,846	253,597	4,645,904
Redeemed	(1,843,364)	(28,965,828)	(1,821,361)	(35,773,582)

Net increase (decrease)	(754,240)	$(11,214,104)	(332,913)	$(6,790,628)

Value Fund Class Y
Sold	29,743	$447,581	64,104	$1,259,336
Issued as reinvestment of dividends	28,480	499,809	12,498	228,848
Redeemed	(110,014)	(1,547,265)	(46,090)	(916,175)

Net increase (decrease)	(51,791)	$(599,875)	30,512	$572,009

Value Fund Class S
Sold	471,279	$7,493,681	1,845,364	$34,969,346
Issued as reinvestment of dividends	2,561,021	44,978,373	1,256,591	23,008,180
Redeemed	(5,403,208)	(84,544,586)	(4,123,991)	(81,820,600)

Net increase (decrease)	(2,370,908)	$(32,072,532)	(1,022,036)	$(23,843,074)

Value Fund Class N
Sold	12,180	$186,394	1,262	$24,144
Issued as reinvestment of dividends	234	4,075	2,301	41,930
Redeemed	(8,739)	(134,381)	(37,918)	(734,119)

Net increase (decrease)	3,675	$56,088	(34,355)	$(668,045)

Notes to Financial Statements (Continued)

	Year ended October 31, 2008		Year ended October 31, 2007
	Shares	Amount	Shares	Amount

Core Value Equity Fund Class A*
Sold	37,392	$306,707
Issued as reinvestment of dividends	—	—
Redeemed	—	—

Net increase (decrease)	37,392	$306,707

Core Value Equity Fund Class L*
Sold	10,000	$100,000
Issued as reinvestment of dividends	—	—
Redeemed	—	—

Net increase (decrease)	10,000	$100,000

Core Value Equity Fund Class Y*
Sold	10,000	$100,000
Issued as reinvestment of dividends	—	—
Redeemed	—	—

Net increase (decrease)	10,000	$100,000

Core Value Equity Fund Class S*
Sold	1,460,000	$14,600,000
Issued as reinvestment of dividends	—	—
Redeemed	—	—

Net increase (decrease)	1,460,000	$14,600,000

Core Value Equity Fund Class N*
Sold	10,000	$100,000
Issued as reinvestment of dividends	—	—
Redeemed	—	—

Net increase (decrease)	10,000	$100,000

Enhanced Index Value Fund Class A
Sold	503,680	$5,837,914	1,070,283	$14,613,234
Issued - merger	—	—	353,027	4,464,487
Issued as reinvestment of dividends	5,362	65,468	81,389	1,058,719
Redeemed	(478,114)	(5,324,410)	(418,372)	(5,651,445)

Net increase (decrease)	30,928	$578,972	1,086,327	$14,484,995

Enhanced Index Value Fund Class L
Sold	2,332,021	$26,439,965	8,487,545	$115,637,868
Issued - merger	—	—	38,011	703,075
Issued as reinvestment of dividends	39,783	487,734	521,158	6,756,183
Redeemed	(3,663,623)	(41,090,435)	(1,206,681)	(16,494,022)

Net increase (decrease)	(1,291,819)	$(14,162,736)	7,840,033	$106,603,104

Notes to Financial Statements (Continued)

	Year ended October 31, 2008		Year ended October 31, 2007
	Shares	Amount	Shares	Amount

Enhanced Index Value Fund Class Y
Sold	1,568,863	$17,646,143	4,592,577	$63,473,794
Issued - merger	—	—	127,576	1,638,270
Issued as reinvestment of dividends	47,979	589,661	1,046,230	13,751,526
Redeemed	(5,430,937)	(62,764,866)	(1,904,654)	(25,912,467)

Net increase (decrease)	(3,814,095)	$(44,529,062)	3,861,729	$52,951,123

Enhanced Index Value Fund Class S
Sold	3,847,943	$45,426,878	10,917,225	$149,824,125
Issued - merger	—	—	11,169,165	141,623,524
Issued as reinvestment of dividends	112,197	1,386,749	749,970	9,850,683
Redeemed	(6,079,766)	(67,777,046)	(1,247,130)	(16,975,131)

Net increase (decrease)	(2,119,626)	$(20,963,419)	21,589,230	$284,323,201

Enhanced Index Value Fund Class N
Sold	3,036	$34,410	27,464	$375,197
Issued - merger	—	—	9,845	120,767
Issued as reinvestment of dividends	43	532	851	11,055
Redeemed	(12,884)	(148,560)	(12,574)	(173,594)

Net increase (decrease)	(9,805)	$(113,618)	25,586	$333,425

Enhanced Index Core Equity Fund Class A
Sold	218,657	$2,616,699	410,968	$5,319,642
Issued as reinvestment of dividends	5,494	70,985	2,039	25,973
Redeemed	(210,316)	(2,392,242)	(113,020)	(1,490,565)

Net increase (decrease)	13,835	$295,442	299,987	$3,855,050

Enhanced Index Core Equity Fund Class L
Sold	17,409	$204,081	90,725	$1,240,831
Issued as reinvestment of dividends	1,514	19,634	454	5,809
Redeemed	(18,241)	(203,140)	(11,543)	(157,319)

Net increase (decrease)	682	$20,575	79,636	$1,089,321

Enhanced Index Core Equity Fund Class Y
Sold	217,992	$2,603,460	1,142,877	$15,000,341
Issued as reinvestment of dividends	47,419	615,021	35,058	448,038
Redeemed	(3,214,683)	(38,799,694)	(258,643)	(3,446,211)

Net increase (decrease)	(2,949,272)	$(35,581,213)	919,292	$12,002,168

Enhanced Index Core Equity Fund Class S
Sold	32,800	$417,023	14,010	$184,000
Issued as reinvestment of dividends	574	7,464	69	885
Redeemed	(13,567)	(152,424)	(2,365)	(32,000)

Net increase (decrease)	19,807	$272,063	11,714	$152,885

Notes to Financial Statements (Continued)

	Year ended October 31, 2008		Year ended October 31, 2007
	Shares	Amount	Shares	Amount

Enhanced Index Core Equity Fund Class N
Sold	37,608	$320,840	40,631	$522,239
Issued as reinvestment of dividends	317	4,098	—	—
Redeemed	(24,251)	(210,609)	(4,705)	(61,560)

Net increase (decrease)	13,674	$114,329	35,926	$460,679

Main Street Fund Class A
Sold	453,575	$4,081,159	810,607	$9,495,447
Issued as reinvestment of dividends	273,279	2,778,550	72,066	811,458
Redeemed	(605,975)	(5,401,173)	(417,545)	(4,911,394)

Net increase (decrease)	120,879	$1,458,536	465,128	$5,395,511

Main Street Fund Class L
Sold	351,933	$3,105,627	1,338,341	$15,684,075
Issued as reinvestment of dividends	1,281,469	13,124,568	506,626	5,729,950
Redeemed	(2,164,393)	(20,058,569)	(3,213,577)	(38,077,475)

Net increase (decrease)	(530,991)	$(3,828,374)	(1,368,610)	$(16,663,450)

Main Street Fund Class Y
Sold	—	$—	544,676	$6,545,399
Issued as reinvestment of dividends	2	17	33,657	379,319
Redeemed	—	—	(578,332)	(6,872,789)

Net increase (decrease)	2	$17	1	$51,929

Main Street Fund Class S
Sold	781,585	$7,051,647	3,393,343	$39,892,325
Issued as reinvestment of dividends	3,293,025	33,832,594	1,272,290	14,402,330
Redeemed	(5,209,877)	(46,748,423)	(6,384,787)	(75,163,775)

Net increase (decrease)	(1,135,267)	$(5,864,182)	(1,719,154)	$(20,869,120)

Main Street Fund Class N
Sold	36,877	$348,136	—	$—
Issued as reinvestment of dividends	2	18	1	6
Redeemed	(12,346)	(74,770)	—	—

Net increase (decrease)	24,533	$273,384	1	$6

Capital Appreciation Fund Class A
Sold	2,019,112	$22,897,810	6,230,561	$73,690,468
Issued as reinvestment of dividends	584,714	7,349,854	—	—
Redeemed	(5,505,026)	(61,491,819)	(8,026,073)	(94,228,454)

Net increase (decrease)	(2,901,200)	$(31,244,155)	(1,795,512)	$(20,537,986)

Notes to Financial Statements (Continued)

	Year ended October 31, 2008		Year ended October 31, 2007
	Shares	Amount	Shares	Amount

Capital Appreciation Fund Class L
Sold	4,137,807	$47,040,201	4,332,666	$51,133,514
Issued as reinvestment of dividends	161,786	2,033,656	—	—
Redeemed	(2,745,887)	(30,683,290)	(852,133)	(9,995,930)

Net increase (decrease)	1,553,706	$18,390,567	3,480,533	$41,137,584

Capital Appreciation Fund Class Y
Sold	871,491	$9,014,968	704,123	$8,367,036
Issued as reinvestment of dividends	88,436	1,115,179	—	—
Redeemed	(2,379,160)	(26,990,205)	(574,785)	(6,891,291)

Net increase (decrease)	(1,419,233)	$(16,860,058)	129,338	$1,475,745

Capital Appreciation Fund Class S
Sold	11,074,050	$134,669,226	11,624,653	$138,257,666
Issued as reinvestment of dividends	1,348,531	17,043,604	—	—
Redeemed	(10,842,548)	(120,491,227)	(8,062,856)	(95,206,375)

Net increase (decrease)	1,580,033	$31,221,603	3,561,797	$43,051,291

Capital Appreciation Fund Class N
Sold	33,261	$354,914	58,796	$704,099
Issued as reinvestment of dividends	2,349	29,192	—	—
Redeemed	(37,043)	(407,191)	(29,390)	(367,068)

Net increase (decrease)	(1,433)	$(23,085)	29,406	$337,031

Core Growth Fund Class A
Sold	47,504	$455,599	72,335	$735,806
Issued as reinvestment of dividends	—	—	—	—
Redeemed	(59,438)	(582,260)	(9,230)	(93,425)

Net increase (decrease)	(11,934)	$(126,661)	63,105	$642,381

Core Growth Fund Class L
Sold	508,060	$4,817,161	3,290,187	$31,685,992
Issued as reinvestment of dividends	—	—	—	—
Redeemed	(986,105)	(9,502,861)	(1,070,698)	(10,760,465)

Net increase (decrease)	(478,045)	$(4,685,700)	2,219,489	$20,925,527

Core Growth Fund Class Y
Sold	—	$—	—	$—
Issued as reinvestment of dividends	—	—	—	—
Redeemed	—	—	—	—

Net increase (decrease)	—	$—	—	$—

Notes to Financial Statements (Continued)

	Year ended October 31, 2008		Year ended October 31, 2007
	Shares	Amount	Shares	Amount

Core Growth Fund Class S
Sold	141,013	$1,484,137	1,708,126	$17,552,684
Issued as reinvestment of dividends	—	—	—	—
Redeemed	(5,226,063)	(55,393,500)	(4,687,479)	(45,151,227)

Net increase (decrease)	(5,085,050)	$(53,909,363)	(2,979,353)	$(27,598,543)

Core Growth Fund Class N
Sold	340	$3,171	205	$2,053
Issued as reinvestment of dividends	—	—	—	—
Redeemed	(175)	(1,512)	(15)	(150)

Net increase (decrease)	165	$1,659	190	$1,903

Enhanced Index Growth Fund Class A
Sold	214,293	$2,010,785	358,855	$3,527,129
Issued as reinvestment of dividends	14,321	144,764	295	2,754
Redeemed	(174,429)	(1,639,823)	(115,580)	(1,158,282)

Net increase (decrease)	54,185	$515,726	243,570	$2,371,601

Enhanced Index Growth Fund Class L
Sold	3,048,848	$28,155,512	8,568,543	$83,765,480
Issued as reinvestment of dividends	341,322	3,465,116	3,201	29,926
Redeemed	(3,691,451)	(33,526,056)	(900,212)	(8,916,238)

Net increase (decrease)	(301,281)	$(1,905,428)	7,671,532	$74,879,168

Enhanced Index Growth Fund Class Y
Sold	2,227,951	$21,284,196	4,152,650	$41,757,146
Issued as reinvestment of dividends	254,090	2,585,536	24,984	234,096
Redeemed	(5,505,279)	(53,140,861)	(683,788)	(6,791,923)

Net increase (decrease)	(3,023,238)	$(29,271,129)	3,493,846	$35,199,319

Enhanced Index Growth Fund Class S
Sold	6,423,587	$62,218,916	13,649,826	$132,995,228
Issued as reinvestment of dividends	603,112	6,127,398	5,884	55,016
Redeemed	(9,723,013)	(92,492,740)	(716,362)	(6,882,475)

Net increase (decrease)	(2,696,314)	$(24,146,426)	12,939,348	$126,167,769

Enhanced Index Growth Fund Class N
Sold	—	$—	—	$—
Issued as reinvestment of dividends	— +	4	—	—
Redeemed	—	—	—	—

Net increase (decrease)	—	$4	—	$—

Notes to Financial Statements (Continued)

	Year ended October 31, 2008		Year ended October 31, 2007
	Shares	Amount	Shares	Amount

Discovery Value Fund Class A
Sold	1,396,288	$15,141,336	1,494,534	$18,485,151
Issued as reinvestment of dividends	79,197	932,149	565	6,315
Redeemed	(662,425)	(6,884,867)	(101,954)	(1,259,777)

Net increase (decrease)	813,060	$9,188,618	1,393,145	$17,231,689

Discovery Value Fund Class L
Sold	559,764	$6,088,493	95,034	$1,222,284
Issued as reinvestment of dividends	4,483	52,203	1	10
Redeemed	(190,353)	(1,967,232)	(3,347)	(42,083)

Net increase (decrease)	373,894	$4,173,464	91,688	$1,180,211

Discovery Value Fund Class Y
Sold	149,351	$1,520,911	818,719	$10,340,890
Issued as reinvestment of dividends	37,557	444,777	1	10
Redeemed	(238,206)	(2,379,858)	(33,640)	(425,458)

Net increase (decrease)	(51,298)	$(414,170)	785,080	$9,915,442

Discovery Value Fund Class S
Sold	1,706,018	$17,835,087	1,189,982	$14,408,249
Issued as reinvestment of dividends	50,596	599,034	8,501	95,211
Redeemed	(1,579,034)	(14,732,351)	(204,017)	(2,584,792)

Net increase (decrease)	177,580	$3,701,770	994,466	$11,918,668

Discovery Value Fund Class N
Sold	51,129	$541,555	62,736	$768,020
Issued as reinvestment of dividends	2,808	32,995	1	9
Redeemed	(25,770)	(257,388)	(4,503)	(56,439)

Net increase (decrease)	28,167	$317,162	58,234	$711,590

Small Capitalization Value Fund Class A
Sold	123,593	$1,122,671	155,233	$2,442,276
Issued as reinvestment of dividends	85,989	889,985	21,849	333,421
Redeemed	(161,400)	(1,517,321)	(179,442)	(2,818,233)

Net increase (decrease)	48,182	$495,335	(2,360)	$(42,536)

Small Capitalization Value Fund Class L
Sold	75,638	$623,149	553	$9,101
Issued as reinvestment of dividends	24	252	1,324	20,368
Redeemed	(75,591)	(516,478)	(16,197)	(268,055)

Net increase (decrease)	71	$106,923	(14,320)	$(238,586)

Notes to Financial Statements (Continued)

	Year ended October 31, 2008		Year ended October 31, 2007
	Shares	Amount	Shares	Amount

Small Capitalization Value Fund Class Y
Sold	32,033	$297,777	635,359	$10,571,020
Issued as reinvestment of dividends	42,734	450,843	11,011	169,577
Redeemed	(398,498)	(5,614,425)	(280,622)	(4,405,186)

Net increase (decrease)	(323,731)	$(4,865,805)	365,748	$6,335,411

Small Capitalization Value Fund Class S
Sold	272,616	$2,461,213	1,248,065	$19,911,705
Issued as reinvestment of dividends	2,111,541	22,295,843	617,163	9,516,653
Redeemed	(5,839,035)	(54,666,127)	(2,983,678)	(47,412,105)

Net increase (decrease)	(3,454,878)	$(29,909,071)	(1,118,450)	$(17,983,747)

Small Capitalization Value Fund Class N
Sold	9,844	$120,501	31,429	$500,130
Issued as reinvestment of dividends	3,873	39,546	8,389	127,007
Redeemed	(98,929)	(1,333,940)	(33,509)	(527,266)

Net increase (decrease)	(85,212)	$(1,173,893)	6,309	$99,871

Main Street Small Cap Fund Class A
Sold	473,454	$4,565,344	344,445	$3,839,656
Issued as reinvestment of dividends	9,412	97,553	—	—
Redeemed	(190,248)	(1,677,799)	(56,203)	(626,052)

Net increase (decrease)	292,618	$2,985,098	288,242	$3,213,604

Main Street Small Cap Fund Class L
Sold	3,335,173	$31,912,478	5,021,717	$54,914,993
Issued as reinvestment of dividends	115,658	1,202,855	—	—
Redeemed	(2,628,759)	(24,886,286)	(709,036)	(8,016,650)

Net increase (decrease)	822,072	$8,229,047	4,312,681	$46,898,343

Main Street Small Cap Fund Class Y
Sold	1,323	$12,772	9	$128
Issued as reinvestment of dividends	— +	3	—	—
Redeemed	(5)	(46)	(10,000)	(107,900)

Net increase (decrease)	1,318	$12,729	(9,991)	$(107,772)

Main Street Small Cap Fund Class S
Sold	3,936,760	$37,966,491	6,255,588	$68,826,194
Issued as reinvestment of dividends	162,744	1,691,269	6,731	72,421
Redeemed	(2,777,684)	(25,686,743)	(1,249,902)	(13,628,801)

Net increase (decrease)	1,321,820	$13,971,017	5,012,417	$55,269,814

Notes to Financial Statements (Continued)

	Year ended October 31, 2008		Year ended October 31, 2007
	Shares	Amount	Shares	Amount

Main Street Small Cap Fund Class N
Sold	270	$2,577	2,932	$33,084
Issued as reinvestment of dividends	57	586	—	—
Redeemed	(29)	(222)	(10,077)	(108,552)

Net increase (decrease)	298	$2,941	(7,145)	$(75,468)

Small Company Opportunities Fund Class A
Sold	747,130	$6,267,884	3,218,581	$41,688,596
Issued as reinvestment of dividends	2,931,488	27,903,763	5,811,417	68,632,836
Redeemed	(5,631,161)	(48,870,466)	(9,974,777)	(133,875,876)

Net increase (decrease)	(1,952,543)	$(14,698,819)	(944,779)	$(23,554,444)

Small Company Opportunities Fund Class L
Sold	132,431	$1,095,349	747,472	$10,231,558
Issued as reinvestment of dividends	152,896	1,474,685	1,832,282	21,822,478
Redeemed	(232,250)	(2,132,145)	(6,266,957)	(79,218,877)

Net increase (decrease)	53,077	$437,889	(3,687,203)	$(47,164,841)

Small Company Opportunities Fund Class Y
Sold	32,134	$302,269	91,219	$1,187,975
Issued as reinvestment of dividends	121,705	1,177,842	184,015	2,198,973
Redeemed	(596,135)	(5,544,859)	(119,259)	(1,519,192)

Net increase (decrease)	(442,296)	$(4,064,748)	155,975	$1,867,756

Small Company Opportunities Fund Class S
Sold	731,730	$6,423,352	2,276,086	$30,038,261
Issued as reinvestment of dividends	3,972,027	38,665,943	7,013,301	84,089,474
Redeemed	(5,923,328)	(53,263,312)	(11,261,352)	(164,799,383)

Net increase (decrease)	(1,219,571)	$(8,174,017)	(1,971,965)	$(50,671,648)

Small Company Opportunities Fund Class N
Sold	—	$—	—	$—
Issued as reinvestment of dividends	16	153	24	268
Redeemed	—	—	—	—

Net increase (decrease)	16	$153	24	$268

Global Fund Class A
Sold	1,213,544	$13,417,330	1,797,956	$23,659,654
Issued as reinvestment of dividends	257,382	3,261,394	99,029	1,248,756
Redeemed	(1,326,422)	(14,062,490)	(967,009)	(12,709,786)

Net increase (decrease)	144,504	$2,616,234	929,976	$12,198,624

Notes to Financial Statements (Continued)

	Year ended October 31, 2008		Year ended October 31, 2007
	Shares	Amount	Shares	Amount

Global Fund Class L
Sold	705,121	$7,883,990	4,258,512	$55,942,752
Issued as reinvestment of dividends	1,528,188	19,514,935	839,456	10,652,705
Redeemed	(5,132,312)	(56,373,370)	(7,235,352)	(95,238,718)

Net increase (decrease)	(2,899,003)	$(28,974,445)	(2,137,384)	$(28,643,261)

Global Fund Class Y
Sold	143,913	$1,619,092	801,581	$10,500,858
Issued as reinvestment of dividends	55,505	706,854	41,018	518,881
Redeemed	(448,164)	(5,121,739)	(485,390)	(6,210,140)

Net increase (decrease)	(248,746)	$(2,795,793)	357,209	$4,809,599

Global Fund Class S
Sold	735,935	$8,033,442	5,301,616	$69,827,380
Issued as reinvestment of dividends	2,234,191	28,599,551	1,296,278	16,475,690
Redeemed	(8,159,693)	(89,355,326)	(11,978,466)	(157,662,799)

Net increase (decrease)	(5,189,567)	$(52,722,333)	(5,380,572)	$(71,359,729)

Global Fund Class N
Sold	31,801	$366,656	31,053	$409,691
Issued as reinvestment of dividends	2,945	37,472	1,349	17,102
Redeemed	(19,448)	(240,849)	(17,974)	(241,748)

Net increase (decrease)	15,298	$163,279	14,428	$185,045

International Equity Fund Class A
Sold	716,203	$11,330,093	2,594,659	$42,811,214
Issued as reinvestment of dividends	94,965	1,588,757	52,677	825,977
Redeemed	(2,228,004)	(33,356,546)	(3,153,895)	(52,056,081)

Net increase (decrease)	(1,416,836)	$(20,437,696)	(506,559)	$(8,418,890)

International Equity Fund Class L
Sold	1,607,409	$24,170,864	1,876,491	$31,760,910
Issued as reinvestment of dividends	115,135	1,942,331	56,014	886,145
Redeemed	(2,370,888)	(36,344,211)	(4,184,051)	(68,721,015)

Net increase (decrease)	(648,344)	$(10,231,016)	(2,251,546)	$(36,073,960)

International Equity Fund Class Y
Sold	400,029	$5,773,535	1,232,164	$20,889,889
Issued as reinvestment of dividends	80,078	1,359,714	57,573	915,987
Redeemed	(2,670,748)	(44,283,003)	(1,995,559)	(34,081,380)

Net increase (decrease)	(2,190,641)	$(37,149,754)	(705,822)	$(12,275,504)

Notes to Financial Statements (Continued)

	Year ended October 31, 2008		Year ended October 31, 2007
	Shares	Amount	Shares	Amount

International Equity Fund Class S
Sold	4,967,556	$80,454,979	17,166,353	$285,482,957
Issued as reinvestment of dividends	1,182,834	20,108,176	707,599	11,279,127
Redeemed	(13,372,273)	(204,212,416)	(19,631,249)	(327,458,291)

Net increase (decrease)	(7,221,883)	$(103,649,261)	(1,757,297)	$(30,696,207)

International Equity Fund Class N
Sold	—	$—	—	$1
Issued as reinvestment of dividends	2	41	2	16
Redeemed	—	—	—	—

Net increase (decrease)	2	$41	2	$17

Focused International Fund Class A
Sold	2,165,769	$30,753,455	2,164,727	$31,444,440
Issued as reinvestment of dividends	87,194	1,361,950	2,675	41,210
Redeemed	(1,129,034)	(14,751,657)	(336,915)	(4,993,976)

Net increase (decrease)	1,123,929	$17,363,748	1,830,487	$26,491,674

Focused International Fund Class L
Sold	988,332	$14,167,975	497,923	$7,099,617
Issued as reinvestment of dividends	37,510	587,273	6,341	84,019
Redeemed	(1,100,928)	(12,623,090)	(260,531)	(3,638,363)

Net increase (decrease)	(75,086)	$2,132,158	243,733	$3,545,273

Focused International Fund Class Y
Sold	851,156	$8,832,647	32,577	$467,428
Issued as reinvestment of dividends	1,234	19,321	80	1,059
Redeemed	(249,437)	(2,795,061)	(4,335)	(58,856)

Net increase (decrease)	602,953	$6,056,907	28,322	$409,631

Focused International Fund Class S
Sold	2,385,876	$33,850,075	1,452,772	$20,138,862
Issued as reinvestment of dividends	42,635	667,451	1,292	17,141
Redeemed	(1,247,098)	(16,045,564)	(428,867)	(5,911,840)

Net increase (decrease)	1,181,413	$18,471,962	1,025,197	$14,244,163

Focused International Fund Class N
Sold	33,740	$441,343	38,040	$536,281
Issued as reinvestment of dividends	1,371	21,352	25	335
Redeemed	(8,383)	(103,074)	(783)	(12,404)

Net increase (decrease)	26,728	$359,621	37,282	$524,212

*	Fund commenced operations on December 20, 2007.

+	Amount rounds to less than 0.5 share.

Notes to Financial Statements (Continued)

Redemptions or exchanges of Class A shares made within eighteen months of purchase from initial investments of $1 million or more are subject to a contingent deferred sales charge of 1% of the amount redeemed. Redemptions or exchanges of Class N shares made within eighteen months of purchase are subject to a contingent deferred sales charge of 1% of the amount redeemed. The Distributor receives all contingent deferred sales charges. Any contingent deferred sales charges imposed during the year ended October 31, 2008, were waived for any redemptions or exchanges subject to such a charge.

6.	Federal Income Tax Information	At October 31, 2008, the cost of securities and the unrealized appreciation (depreciation) in the value of investments owned by the Funds, as computed on a federal income tax basis, were as follows:

	Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

Short-Duration Bond Fund	$426,701,976	$3,800,452	$(33,743,256)	$(29,942,804)
Inflation-Protected Bond Fund	285,992,524	—	(32,415,221)	(32,415,221)
Core Bond Fund	1,469,003,479	11,178,172	(161,534,514)	(150,356,342)
Diversified Bond Fund	415,213,468	1,628,267	(46,254,482)	(44,626,215)
Strategic Income Fund	399,465,232	15,642,113	(85,620,109)	(69,977,996)
High Yield Fund	183,507,394	116,925	(37,842,004)	(37,725,079)
International Bond Fund	27,536,254	97,904	(4,280,385)	(4,182,481)
Balanced Fund	151,263,023	751,127	(28,730,225)	(27,979,098)
Value Fund	308,046,488	1,842,786	(90,408,364)	(88,565,578)
Core Value Equity Fund	13,700,035	73,640	(3,972,979)	(3,899,339)
Enhanced Index Value Fund	428,753,103	1,627,423	(117,081,289)	(115,453,866)
Enhanced Index Core Equity Fund	22,335,646	83,682	(5,592,593)	(5,508,911)
Main Street Fund	249,746,385	1,555,819	(72,589,626)	(71,033,807)
Capital Appreciation Fund	881,378,514	19,985,128	(227,019,855)	(207,034,727)
Core Growth Fund	18,674,135	102,341	(6,024,919)	(5,922,578)
Enhanced Index Growth Fund	221,885,492	977,670	(55,314,816)	(54,337,146)
Discovery Value Fund	58,700,365	544,853	(22,737,699)	(22,192,846)
Small Capitalization Value Fund	25,406,696	396,855	(6,754,331)	(6,357,476)
Main Street Small Cap Fund	127,558,682	2,028,558	(39,484,077)	(37,455,519)
Small Company Opportunities Fund	251,847,850	4,821,054	(79,723,007)	(74,901,953)
Global Fund	469,646,327	20,751,403	(137,710,716)	(116,959,313)
International Equity Fund	722,224,786	64,936,352	(210,633,611)	(145,697,259)
Focused International Fund	92,732,349	354,051	(29,018,098)	(28,664,047)

Note: The aggregate cost for investments for the Money Market Fund at October 31, 2008, is the same for financial reporting and federal income tax purposes.

Net capital loss carryforwards may be applied against any net realized taxable gains in each succeeding year, or until their respective expiration dates, whichever occurs first. At October 31, 2008, the following Fund(s) had available, for federal income tax purposes, unused capital losses:

	Expiring 2009	Expiring 2010	Expiring 2011	Expiring 2014	Expiring 2015	Expiring 2016

Money Market Fund	$—	$—	$—	$—	$—	$977,903
Short-Duration Bond Fund	—	—	—	2,820,327	—	—
Inflation-Protected Bond Fund	—	—	—	715,787	5,031,637	1,672,741
Strategic Income Fund	—	—	—	—	—	3,398,491
High Yield Fund	—	—	—	—	—	19,891,231
International Bond Fund	—	—	—	—	—	36,261

Notes to Financial Statements (Continued)

	Expiring 2009	Expiring 2010	Expiring 2011	Expiring 2014	Expiring 2015	Expiring 2016

Balanced Fund	$—	$—	$—	$—	$—	$12,115,530
Value Fund	—	—	—	—	—	50,076,696
Core Value Equity Fund	—	—	—	—	—	1,595,922
Enhanced Index Value Fund	—	—	—	—	—	69,096,153
Enhanced Index Core Equity Fund	—	—	905,868	—	—	5,807,763
Main Street Fund	—	—	—	—	—	27,697,981
Capital Appreciation Fund	—	—	—	—	—	35,755,420
Core Growth Fund	1,425,570	26,380,390	9,485,389	—	—	—
Enhanced Index Growth Fund	—	—	—	—	—	26,490,175
Discovery Value Fund	—	—	—	—	—	10,093,994
Small Capitalization Value Fund	—	—	—	—	—	13,727,942
Main Street Small Cap Fund	—	—	—	—	—	13,210,283
Small Company Opportunities Fund	—	—	—	—	—	29,042,979
Focused International Fund	—	—	—	—	—	14,968,836

Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Internal Revenue Code) paid during the year ended October 31, 2008, was as follows:

	Ordinary Income	Long Term Capital Gain	Return of Capital

Money Market Fund	$21,370,850	$—	$127,887
Short-Duration Bond Fund	25,265,745	—	—
Inflation-Protected Bond Fund	17,161,715	—	—
Core Bond Fund	78,695,878	—	—
Diversified Bond Fund	25,183,167	—	—
Strategic Income Fund	23,102,049	2,291,642	—
High Yield Fund	14,535,341	504,867	—
Balanced Fund	5,641,619	2,590,234	—
Value Fund	22,710,996	34,634,617	—
Enhanced Index Value Fund	2,531,245	—	—
Enhanced Index Core Equity Fund	721,616	—	—
Main Street Fund	20,722,847	29,045,740	—
Capital Appreciation Fund	860,587	26,713,651	212,686
Enhanced Index Growth Fund	9,226,977	3,109,341	—
Discovery Value Fund	2,269,379	370,527	—
Small Capitalization Value Fund	3,295,308	20,409,114	—
Main Street Small Cap Fund	2,936,499	55,766	—
Small Company Opportunities Fund	57,182,758	12,058,023	—
Global Fund	9,083,074	43,046,268	—
International Equity Fund	21,054,756	3,948,488	—
Focused International Fund	1,800,456	1,145,611	—

Notes to Financial Statements (Continued)

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Internal Revenue Code) paid during the year ended October 31, 2007, was as follows:

	Ordinary Income	Long Term Capital Gain	Short Term Capital Gain	Return of Capital

Money Market Fund	$36,745,093	$—	$—	$—
Short-Duration Bond Fund	22,474,283	—	—	—
Inflation-Protected Bond Fund	11,667,114	—	—	—
Core Bond Fund	74,836,348	—	—	—
Diversified Bond Fund	20,034,227	—	—	—
Strategic Income Fund	9,754,792	—	—	—
High Yield Fund	9,129,735	72,463	—	—
Balanced Fund	5,688,242	—	—	—
Value Fund	21,275,259	8,038,140	—	—
Enhanced Index Value Fund	17,147,848	13,173,427	—	1,130,997
Enhanced Index Core Equity Fund	483,733	—	—	—
Main Street Fund	11,415,491	9,920,605	—	—
Enhanced Index Growth Fund	322,504	—	—	—
Discovery Value Fund	1,132,542	4,500	—	—
Small Capitalization Value Fund	—	10,177,059	—	—
Main Street Small Cap Fund	73,321	100	—	—
Small Company Opportunities Fund	—	176,804,877	—	—
Global Fund	13,383,098	15,534,577	—	—
International Equity Fund	13,909,321	—	—	—
Focused International Fund	195,750	—	—	—

The following Fund(s) have elected to pass through foreign tax credit for the year ended October 31, 2008:

Amount

Global Fund	$1,115,333
Focused International Fund	162,889

Capital accounts within financial statements are periodically adjusted for permanent differences between book and tax accounting. These adjustments have no impact on net assets or the results of operations. Temporary book and tax accounting differences will reverse in a subsequent periods. At October 31, 2008, temporary book and tax accounting differences were primarily attributable to investments in forward contracts, passive foreign investment companies, the deferral of wash sale losses, and paydowns on certain mortgage-backed securities.

At October 31, 2008, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Long Term Capital Gain (Capital Loss Carryover)	Other Temporary Differences	Unrealized Appreciation (Depreciation)

Money Market Fund	$—	$(977,903)	$(20,789)	$—
Short-Duration Bond Fund	14,695,368	(2,820,327)	(202,818)	(29,778,621)
Inflation-Protected Bond Fund	18,491,754	(7,420,165)	(2,873)	(32,415,221)
Core Bond Fund	65,224,119	—	(3,256,012)	(139,944,725)

Notes to Financial Statements (Continued)

	Undistributed Ordinary Income	Long Term Capital Gain (Capital Loss Carryover)	Other Temporary Differences	Unrealized Appreciation (Depreciation)

Diversified Bond Fund	$16,699,319	$—	$—	$(43,934,562)
Strategic Income Fund	10,607,508	(3,398,491)	13,365,276	(86,405,156)
High Yield Fund	11,678,884	(19,891,231)	114,095	(37,609,692)
International Bond Fund	2,500,870	(36,261)	(225)	(4,301,882)
Balanced Fund	3,457,405	(12,115,530)	(9,869)	(27,905,815)
Value Fund	4,331,977	(50,076,696)	(31,473)	(88,565,578)
Core Value Equity Fund	213,940	(1,595,922)	—	(3,899,339)
Enhanced Index Value Fund	8,310,629	(69,096,153)	(3,371)	(115,453,866)
Enhanced Index Core Equity Fund	357,435	(6,713,631)	(277)	(5,508,911)
Main Street Fund	2,361,246	(27,697,981)	49,795	(71,033,807)
Capital Appreciation Fund	—	(35,755,420)	(7,653)	(207,066,480)
Core Growth Fund	—	(37,291,561)	—	(5,923,678)
Enhanced Index Growth Fund	1,262,419	(26,490,175)	(1,892)	(54,337,146)
Discovery Value Fund	38,622	(10,093,994)	(437)	(22,192,783)
Small Capitalization Value Fund	165,268	(13,727,942)	(395)	(6,357,476)
Main Street Small Cap Fund	203,829	(13,210,283)	(895)	(37,455,511)
Small Company Opportunities Fund	38,208	(29,042,979)	—	(74,953,828)
Global Fund	3,921,383	13,872,975	(5,568)	(116,956,317)
International Equity Fund	1,420,065	42,935,888	(28,639)	(145,773,660)
Focused International Fund	175,802	(14,968,836)	8,946	(28,681,606)

During the year ended October 31, 2008, the following amounts were reclassified due to permanent differences between book and tax accounting:

	Paid-in Capital	Accumulated Net Realized Gain (Loss) on Investments	Undistributed Net Investment Income (Loss)

Money Market Fund	$(127,888)	$131,554	$(3,666)
Short-Duration Bond Fund	—	(2,495,106)	2,495,106
Inflation-Protected Bond Fund	5	(3,094,540)	3,094,535
Core Bond Fund	(11,584)	(6,369,477)	6,381,061
Diversified Bond Fund	1,873	(2,363,493)	2,361,620
Strategic Income Fund	1,109,610	(5,967,598)	4,857,988
High Yield Fund	—	147,604	(147,604)
Balanced Fund	(2,428)	(12,350)	14,778
International Bond Fund	—	(662,655)	662,655
Value Fund	—	(4,943,165)	4,943,165
Core Value Equity Fund	(407)	1,529	(1,122)
Enhanced Index Value Fund	(14,758)	163,562	(148,804)
Enhanced Index Core Equity Fund	(231)	6,679	(6,448)
Main Street Fund	—	242	(242)
Capital Appreciation Fund	(212,686)	170,443	42,243
Core Growth Fund	(29,530)	48,801	(19,271)
Enhanced Index Growth Fund	—	25,673	(25,673)
Discovery Value Fund	(1)	19,073	(19,072)
Small Capitalization Value Fund	25,224	38,154	(63,378)

Notes to Financial Statements (Continued)

	Paid-in Capital	Accumulated Net Realized Gain (Loss) on Investments	Undistributed Net Investment Income (Loss)

Main Street Small Cap Fund	$2,998	$212,062	$(215,060)
Small Company Opportunities Fund	(1)	627,507	(627,506)
Global Fund	(2)	(402,046)	402,048
International Equity Fund	(4)	(5,687,215)	5,687,219
Focused International Fund	(2)	675,461	(675,459)

The Funds are subject to the provisions of Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”) “Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109”. FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The Funds did not have any unrecognized tax benefits at October 31, 2008, nor were there any increases or decreases in unrecognized tax benefits for the year then ended. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statements of Operations. During the year ended October 31, 2008, the Funds did not incur any such interest or penalties. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years.

7.	Investment in Affiliated Issuers	A summary of the Funds’ transactions in the securities of these issuers during the year ended October 31, 2008, was as follows:

	Number of Shares Held, Beginning of Period	Purchases	Sales	Number of Shares Held, End of Period	Value, End of Period	Dividend Income	Realized Gains Distributions

Strategic Income Fund
Oppenheimer Institutional Money Market Fund, Class E	—	79,807,091	57,652,949	22,154,142	$22,154,142	$32,725	$—
Oppenheimer Master Loan Fund LLC	—	177,664,975	—	177,664,975	14,396,648	—	—

					$36,550,790	$32,275	$—

Global Fund
Oppenheimer Institutional Money Market Fund, Class E	—	23,669,150	19,629,532	4,039,618	$4,039,618	$33,205	$—

International Equity Fund
Oppenheimer Institutional Money Market Fund, Class E	—	104,376,248	45,493,644	58,882,604	$58,882,604	$372,585	$—

8.	Indemnifications

Under the Funds’ organizational documents, current and former Trustees and Officers are provided with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds, and shareholders are indemnified against personal liability for obligations of the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

9.	New Accounting Pronouncements

In September 2006, Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 determines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Funds’ financial statement disclosures.

Notes to Financial Statements (Continued)

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Funds’ use of, and accounting for, derivative instruments and the effect on the results of each Fund’s operations and financial position. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Funds’ financial statement disclosures.

In September 2008, the FASB issued a FASB Staff Position No. 133-1 and FIN 45-4 “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161” (“FSP”). FSP requires enhanced transparency of the effect of credit derivatives and guarantees on an issuer’s financial position, financial performance and cash flows. FSP is effective for fiscal years ending after November 15, 2008. This FSP applies to certain credit derivatives and hybrid instruments that have embedded credit derivatives (for example, credit-linked notes), and certain guarantees and it requires additional disclosures regarding credit derivatives with sold protection. Management is currently evaluating the impact the adoption of the FSP will have on the Funds’ financial statement disclosures.

10.	Proxy Voting (Unaudited)

A description of the policies and procedures that each Fund’s investment adviser and sub-advisers use to vote proxies relating to the Fund’s portfolio securities is available, without charge, upon request, by calling 1-888-309-3539, and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request, on the MassMutual website at http://www.massmutual.com/retire and on the Securities and Exchange Commission’s website at http://www.sec.gov.

11.	Quarterly Reporting

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

12.	Legal Proceedings

On November 6, 2003, the MassMutual Prime Fund (now known as the MassMutual Premier Money Market Fund), the MassMutual Core Bond Fund (now known as the MassMutual Premier Core Bond Fund) and the MassMutual Balanced Fund (now known as the MassMutual Premier Balanced Fund) were each named as a defendant in an adversary proceeding brought by Enron Corp. (“Enron”), as debtor and debtor-in-possession, in the U.S. Bankruptcy Court for the Southern District of New York (“Bankruptcy Court”), in connection with Enron’s Chapter 11 bankruptcy proceeding (In re Enron Corp.). On October 18, 2005, the MassMutual Short-Term Bond Fund (now known as the MassMutual Premier Short-Duration Bond Fund) and the MassMutual Diversified Bond Fund (now known as the MassMutual Premier Diversified Bond Fund) were named as additional defendants in In re Enron Corp. Enron alleged that the dozens of parties named as defendants, including these Funds and MassMutual and certain affiliates, were initial transferees of early redemptions or prepayments of Enron commercial paper made shortly before Enron’s bankruptcy in December 2001, or were parties for whose benefit such redemptions or prepayments were made, or were immediate or mediate transferees of such redemptions or prepayments. It has been alleged that these Funds and the other defendants urged Enron to make these prepayments or redemptions prior to the stated maturity of the commercial paper and contrary to the terms of the commercial paper’s original issuing documents, that the transactions depleted Enron’s estate, and that they had the effect of unfairly preferring the holders of commercial paper at the expense of other general unsecured creditors. Enron has sought to avoid each of these transactions and recover these payments, plus interest and court costs, so that all similarly situated creditors of Enron can equally and ratably share the monies.

Notes to Financial Statements (Continued)

While these Funds believe that they had valid defenses to the claims alleged by Enron, these Funds and several other defendants entered into a settlement agreement with Enron, which was approved by the Bankruptcy Court on December 18, 2008. The Money Market Fund, Balanced Fund, Core Bond Fund, Short-Duration Bond Fund and Diversified Bond Fund will contribute $1,114,714, $630,499, $368,156, $151,065 and $101,869, respectively, to the settlement. Such amounts have been accrued and recorded by these Funds in their respective financial results for the year ended October 31, 2008. The amounts Enron had sought in their complaint from the Money Market Fund, Balanced Fund, Core Bond Fund, Short-Duration Bond Fund and Diversified Bond Fund were $9.7 million, $5.5 million, $3.2 million, $1.3 million and $890 thousand, respectively.

13.	Trustees’ Approval of Investment Advisory Contracts

At a meeting in May 2008, the Trustees approved an Amendment to each Fund’s Sub-Advisory Agreement to reflect that (i) each Sub-Adviser will not consult with any other sub-adviser to a Fund for which MassMutual serves as investment adviser concerning transactions for the Fund in securities or other assets, and (ii) if two or more Sub-Advisers are responsible for providing investment advice to a Fund, that each Sub-Adviser’s responsibility for providing advice is limited to their discrete portion of the Fund’s portfolio.

14.	Subsequent Events

On November 24, 2008, the United States Department of the Treasury extended its Temporary Guarantee Program for Money Market Funds (the “Program”) through April 30, 2009. The Money Market Fund paid an additional premium of 0.015% of its net asset value as of September 19, 2008 to participate in the Program extension through April 30, 2009.

On December 15, 2008 (the “Termination Date”), the Core Growth Fund was dissolved pursuant to a Plan of Liquidation and Termination approved by the Board of Trustees of the Fund. Shareholders of the various classes of shares of the Fund received proceeds in proportion to the number of shares of such class held by each of them on the Termination Date.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of MassMutual Premier Funds:

We have audited the statements of assets and liabilities, including the portfolios of investments, of MassMutual Premier Funds (the “Trust”), comprised of MassMutual Premier Money Market Fund, MassMutual Premier Short-Duration Bond Fund, MassMutual Premier Inflation-Protected Bond Fund, MassMutual Premier Core Bond Fund, MassMutual Premier Diversified Bond Fund, MassMutual Premier Strategic Income Fund, MassMutual Premier High Yield Fund, MassMutual Premier International Bond Fund, MassMutual Premier Balanced Fund, MassMutual Premier Value Fund, MassMutual Premier Core Value Equity Fund, MassMutual Premier Enhanced Index Value Fund, MassMutual Premier Enhanced Index Core Equity Fund, MassMutual Premier Main Street Fund, MassMutual Premier Capital Appreciation Fund, MassMutual Premier Core Growth Fund, MassMutual Premier Enhanced Index Growth Fund, MassMutual Premier Discovery Value Fund, MassMutual Premier Small Capitalization Value Fund, MassMutual Premier Main Street Small Cap Fund, MassMutual Premier Small Company Opportunities Fund, MassMutual Premier Global Fund, MassMutual Premier International Equity Fund and MassMutual Premier Focused International Fund (the “Funds”) as of October 31, 2008, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the above mentioned Funds constituting the Trust as of October 31, 2008, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Boston, Massachusetts
January 5, 2009

Trustees and Officers (Unaudited)

The following table lists the Trust’s Trustees and Officers as of October 31, 2008; their address and age; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in registered investment companies. The Trust’s Statement of Additional Information includes additional information about the Trust’s Trustees and is available, without charge, upon request by calling 1-888-309-3539 or by writing MassMutual Premier Funds, c/o Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111-0001, Attention: Retirement Services Marketing.

Disinterested
Trustees			Term of		Number of
			Office**		Portfolios in
			and		Fund
		Position(s)	Length of		Complex
	Name, Address*,	Held with	Time	Principal Occupation(s)	Overseen by	Other Directorships
	and Age	Trust	Served	During Past 5 Years	Trustee	Held by Trustee

	Nabil N. El-Hage Age: 50	Chairman	Since 2006	Professor of Management Practice (since 2005), Senior Lecturer (2003-2005), Harvard Business School; Chairman (1995-2005) and CEO (1995-2003), Jeepers! Inc. (indoor amusement centers).	34	Chairman (since 2006), Trustee (since 2005), MML Series Investment Fund II (open-end investment company); Director (since 2007), Virtual Radiologic Corporation.

		Trustee of	Since 2003
		the Trust

	Maria D. Furman Age: 54	Trustee of the Trust	Since 2004	Managing Director, Director and Portfolio Manager (1976-2002), Standish, Ayer and Wood (investment management).	34	Trustee (since 2005), MML Series Investment Fund II (open-end investment company).

	C. Ann Merrifield Age: 57	Trustee of the Trust	Since 2004	President, Biosurgery (since 2003), Executive Vice President, Biosurgery (2001-2003), President, Genetics (1997-2001), Genzyme Corporation.	34	Trustee (since 2005), MML Series Investment Fund II (open-end investment company).

	Corine T. Norgaard Age: 71	Trustee of the Trust	Since 2004	President (2004-2005), Thompson Enterprises (real estate investment); Dean (1996-2004), Barney School of Business at the University of Hartford.	36

Director (since 1992), ING Variable Funds (formerly Aetna Variable Fund); Director (since 1993), ING Series Fund, Inc. (formerly Aetna Series Fund); Trustee (since 1997), MassMutual Corporate Investors and MassMutual Participation Investors (closed-end investment companies); Trustee (since 2005), MML Series Investment Fund II (open-end investment company).

Trustees and Officers (Unaudited) (Continued)

Interested			Term of Office**		Number of Portfolios in
Trustees
			and		Fund
		Position(s)	Length of		Complex
	Name, Address*,	Held with	Time	Principal Occupation(s)	Overseen by	Other Directorships
	and Age	Trust	Served	During Past 5 Years	Trustee	Held by Trustee

	Frederick C. Castellani Age: 61	Vice Chairman and Trustee of the Trust	Since 2006	Retired; Executive Vice President (2001-2008), Senior Vice President (1996-2001), MassMutual.	34

Trustee and President (2001-2008), MassMutual Select Funds (open-end investment company); Trustee and Vice President (2001-2008), MML Series Investment Fund (open-end investment company); Trustee and Vice Chairman (since 2006), Vice President (2006-2008), MML Series Investment Fund II (open-end investment company).

Principal Officers					Number of Portfolios in
who are Not Trustees
					Fund
		Position(s)	Length		Complex
	Name, Address*,	Held with	of Time		Overseen by
	and Age	Trust	Served	Principal Occupation(s) During Past 5 Years	Officer

	Eric H. Wietsma Age: 42	President of the Trust	Since 2006	Corporate Vice President (since 2007), Vice President (2005-2007), MassMutual; Vice President (1999-2005), Hartford Life Insurance Company; President (since 2008), Vice President (2006-2008), MassMutual Select Funds (open-end investment company; Vice President (since 2006), MML Series Investment Fund (open-end investment company); Vice President (since 2006), MML Series Investment Fund II (open-end investment company).	91

	John E. Deitelbaum Age: 40	Vice President, Clerk and Chief Legal Officer of the Trust	Since 2006	Corporate Vice President and Associate General Counsel (since 2007), Vice President and Associate General Counsel (2006-2007), Second Vice President and Associate General Counsel (2000-2006), MassMutual; Vice President, Secretary and Chief Legal Officer (since 2006), MassMutual Select Funds (open-end investment company); Vice President, Secretary and Chief Legal Officer (since 2006), MML Series Investment Fund (open-end investment company); Vice President, Clerk and Chief Legal Officer (since 2006), MML Series Investment Fund II (open-end investment company).	91

Trustees and Officers (Unaudited) (Continued)

Number of
Portfolios in
Fund
	Position(s)	Length		Complex
Name, Address*,	Held with	of Time		Overseen by
and Age	Trust	Served	Principal Occupation(s) During Past 5 Years	Officer

Nicholas H. Palmerino Age: 43	Chief Financial Officer and Treasurer of the Trust	Since 2006

Assistant Vice President (since 2006), MassMutual; Vice President (2006), Consultant (2005-2006), JP Morgan Chase Worldwide Securities Services; Senior Vice President (2003-2004), CDC IXIS Asset Management Services, Inc. and CDC IXIS Asset Management Advisers, L.P.; Vice President (1996-2003), Loomis Sayles & Company, L.P.; Chief Financial Officer and Treasurer (since 2006), MassMutual Select Funds (open-end investment company); Chief Financial Officer and Treasurer (since 2006), MML Series Investment Fund (open-end investment company); Chief Financial Officer and Treasurer (since 2006), MML Series Investment Fund II (open-end investment company).

91

Philip S. Wellman Age: 44	Vice President and Chief Compliance Officer of the Trust	Since 2007

Vice President, Compliance (since 2007), Assistant Vice President and Associate General Counsel (2006-2007), MassMutual; Director, Office of General Counsel (2005-2006), Merrill Lynch, Pierce, Fenner & Smith Incorporated; Senior Vice President and Assistant General Counsel (2000-2006), Advest, Inc.; Vice President and Chief Compliance Officer (since 2007), MassMutual Select Funds (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund II (open-end investment company).

91

*	The address of each Trustee and Principal Officer is the same as that for the Trust; 1295 State Street, Springfield, Massachusetts 01111.

**

Each Trustee of the Trust serves until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his successor or until he dies, resigns or is removed. Notwithstanding the foregoing, (i) a Trustee shall retire and cease to serve as a Trustee upon conclusion of the calendar year in which such Trustee attains the age of seventy-five years and (ii) an interested Trustee shall no longer serve as Trustee if or when they are no longer an employee of MassMutual, or an affiliate. Notwithstanding the above, however, the term of Mr. Castellani has been extended for one full year, beginning upon the date of his retirement from MassMutual and ending on the one-year anniversary of the date of his retirement.

Federal Tax Information (Unaudited)

For corporate shareholders, a portion of the ordinary dividends paid during the Funds’ year ended October 31, 2008 qualified for the dividends received deduction, as follows:

Dividends Received Deductions

Diversified Bond Fund	0.05%
Strategic Income Fund	0.49%
Balanced Fund	7.63%
Value Fund	34.00%
Enhanced Index Value Fund	100.00%
Enhanced Index Core Equity Fund	100.00%
Main Street Fund	57.25%
Capital Appreciation Fund	100.00%
Enhanced Index Growth Fund	100.00%
Discovery Value Fund	12.38%
Small Capitalization Value Fund	26.07%
Main Street Small Cap Fund	100.00%
Small Company Opportunities Fund	12.58%
Global Fund	23.79%
International Equity Fund	2.14%

Under Section 854(b)(2) of the Code, the Funds hereby designate the following maximum amounts as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the year ended October 31, 2008:

Qualified Dividend Income

Diversified Bond Fund	0.25%
Strategic Income Fund	0.46%
Balanced Fund	45.40%
Value Fund	39.88%
Enhanced Index Value Fund	100.00%
Enhanced Index Core Equity Fund	100.00%
Main Street Fund	26.05%
Capital Appreciation Fund	100.00%
Enhanced Index Growth Fund	38.27%
Discovery Value Fund	30.77%
Small Capitalization Value Fund	44.78%
Main Street Small Cap Fund	46.39%
Small Company Opportunities Fund	5.68%
Global Fund	100.00%
International Equity Fund	96.71%
Focused International Fund	100.00%

Other Information (Unaudited)

Fund Expenses October 31, 2008

Expense Examples:	The following information is in regards to expenses for the six months ended October 31, 2008:

As a shareholder of the Funds, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemptions; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested for the six months ended October 31, 2008.

Actual Expenses:

The first four columns of the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Operating Expenses Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:

The last two columns of the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the last two columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Other Information (Unaudited) (Continued)

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*

Money Market Fund
Class A	$1,000	0.79%	$1,008.40	$3.99	$1,021.20	$4.01
Class L	1,000	0.57%	1,009.50	2.88	1,022.30	2.90
Class Y	1,000	0.60%	1,009.30	3.03	1,022.10	3.05
Class S	1,000	0.50%	1,009.80	2.53	1,022.60	2.54
Short-Duration Bond Fund
Class A	1,000	0.93%	963.10	4.59	1,020.50	4.72
Class L	1,000	0.68%	965.10	3.36	1,021.70	3.46
Class Y	1,000	0.60%	965.30	2.96	1,022.10	3.05
Class S	1,000	0.55%	966.50	2.72	1,022.40	2.80
Class N	1,000	1.23%	961.80	6.07	1,019.00	6.24
Inflation-Protected Bond Fund
Class A	1,000	0.95%	893.20	4.52	1,020.40	4.82
Class L	1,000	0.80%	893.30	3.81	1,021.10	4.06
Class Y	1,000	0.65%	894.40	3.10	1,021.90	3.30
Class S	1,000	0.55%	895.50	2.62	1,022.40	2.80
Class N	1,000	1.25%	891.20	5.94	1,018.90	6.34
Core Bond Fund
Class A	1,000	0.97%	937.10	4.72	1,020.30	4.93
Class L	1,000	0.72%	938.40	3.51	1,021.50	3.66
Class Y	1,000	0.65%	940.50	3.17	1,021.90	3.30
Class S	1,000	0.60%	939.00	2.92	1,022.10	3.05
Class N	1,000	1.32%	938.70	6.43	1,018.50	6.70
Diversified Bond Fund
Class A	1,000	1.01%	923.10	4.88	1,020.10	5.13
Class L	1,000	0.77%	923.60	3.72	1,021.30	3.91
Class Y	1,000	0.76%	924.00	3.68	1,021.30	3.86
Class S	1,000	0.70%	924.70	3.39	1,021.60	3.56
Class N	1,000	1.30%	921.30	6.28	1,018.60	6.60
Strategic Income Fund
Class A	1,000	1.16%	788.70	5.22	1,019.30	5.89
Class L	1,000	0.89%	789.70	4.00	1,020.70	4.52
Class Y	1,000	0.76%	790.70	3.42	1,021.30	3.86
Class S	1,000	0.71%	790.70	3.20	1,021.60	3.61
Class N	1,000	1.38%	788.00	6.20	1,018.20	7.00
High Yield Fund
Class A	1,000	1.14%	810.10	5.19	1,019.40	5.79
Class L	1,000	0.89%	810.80	4.05	1,020.70	4.52
Class Y	1,000	0.74%	811.60	3.37	1,021.40	3.76
Class S	1,000	0.69%	812.40	3.14	1,021.70	3.51
Class N	1,000	1.44%	808.20	6.55	1,017.90	7.30
International Bond Fund
Class A	1,000	1.20%	905.70	5.75	1,019.10	6.09
Class L	1,000	0.95%	906.70	4.55	1,020.40	4.82
Class Y	1,000	0.81%	907.60	3.88	1,021.10	4.12
Class S	1,000	0.75%	906.80	3.59	1,021.40	3.81
Class N	1,000	1.51%	903.70	7.23	1,017.50	7.66

Other Information (Unaudited) (Continued)

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*

Balanced Fund
Class A	$1,000	1.29%	$796.40	$5.83	$1,018.70	$6.55
Class L	1,000	1.04%	797.00	4.70	1,019.90	5.28
Class Y	1,000	0.89%	797.90	4.02	1,020.70	4.52
Class S	1,000	0.74%	798.40	3.35	1,021.40	3.76
Class N	1,000	1.60%	794.80	7.22	1,017.10	8.11
Value Fund
Class A	1,000	1.10%	656.50	4.58	1,019.60	5.58
Class L	1,000	0.81%	657.80	3.38	1,021.10	4.12
Class Y	1,000	0.70%	658.20	2.92	1,021.60	3.56
Class S	1,000	0.60%	658.40	2.50	1,022.10	3.05
Class N	1,000	1.39%	655.70	5.78	1,018.10	7.05
Core Value Equity Fund
Class A	1,000	1.10%	670.50	4.62	1,019.60	5.58
Class L	1,000	0.82%	671.80	3.45	1,021.00	4.17
Class Y	1,000	0.70%	671.80	2.94	1,021.60	3.56
Class S	1,000	0.60%	672.90	2.52	1,022.10	3.05
Class N	1,000	1.40%	669.10	5.87	1,018.10	7.10
Enhanced Index Value Fund
Class A	1,000	1.10%	714.00	4.74	1,019.60	5.58
Class L	1,000	0.85%	715.50	3.67	1,020.90	4.32
Class Y	1,000	0.70%	715.60	3.02	1,021.60	3.56
Class S	1,000	0.60%	715.60	2.59	1,022.10	3.05
Class N	1,000	1.41%	713.00	6.07	1,018.00	7.15
Enhanced Index Core Equity Fund
Class A	1,000	1.09%	713.10	4.69	1,019.70	5.53
Class L	1,000	0.84%	714.30	3.62	1,020.90	4.27
Class Y	1,000	0.69%	714.50	2.97	1,021.70	3.51
Class S	1,000	0.59%	715.20	2.54	1,022.20	3.00
Class N	1,000	1.40%	711.80	6.02	1,018.10	7.10
Main Street Fund
Class A	1,000	1.16%	686.90	4.92	1,019.30	5.89
Class L	1,000	0.91%	688.20	3.86	1,020.60	4.62
Class Y	1,000	0.77%	688.70	3.27	1,021.30	3.91
Class S	1,000	0.71%	688.80	3.01	1,021.60	3.61
Class N	1,000	1.46%	685.40	6.19	1,017.80	7.41
Capital Appreciation Fund
Class A	1,000	1.09%	633.30	4.48	1,019.70	5.53
Class L	1,000	0.97%	633.60	3.98	1,020.30	4.93
Class Y	1,000	0.82%	634.00	3.37	1,021.00	4.17
Class S	1,000	0.71%	633.90	2.92	1,021.60	3.61
Class N	1,000	1.46%	631.50	5.99	1,017.80	7.41

Other Information (Unaudited) (Continued)

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*

Core Growth Fund
Class A	$1,000	1.20%	$633.90	$4.93	$1,019.10	$6.09
Class L	1,000	0.95%	634.10	3.90	1,020.40	4.82
Class Y	1,000	0.80%	635.20	3.29	1,021.10	4.06
Class S	1,000	0.75%	635.30	3.08	1,021.40	3.81
Class N	1,000	1.50%	632.70	6.16	1,017.60	7.61
Enhanced Index Growth Fund
Class A	1,000	0.98%	695.10	4.18	1,020.20	4.98
Class L	1,000	0.73%	696.40	3.11	1,021.50	3.71
Class Y	1,000	0.58%	696.30	2.47	1,022.20	2.95
Class S	1,000	0.53%	696.70	2.26	1,022.50	2.69
Class N	1,000	1.28%	694.90	5.45	1,018.70	6.50
Discovery Value Fund
Class A	1,000	1.40%	579.30	5.56	1,018.10	7.10
Class L	1,000	1.15%	579.80	4.57	1,019.40	5.84
Class Y	1,000	1.00%	580.50	3.97	1,020.10	5.08
Class S	1,000	0.93%	580.50	3.69	1,020.50	4.72
Class N	1,000	1.70%	578.10	6.74	1,016.60	8.62
Small Capitalization Value Fund
Class A	1,000	1.43%	708.20	6.14	1,017.90	7.25
Class L	1,000	2.56%	708.60	10.99	1,012.30	12.95
Class Y	1,000	1.06%	708.80	4.55	1,019.80	5.38
Class S	1,000	1.07%	708.80	4.60	1,019.80	5.43
Class N	1,000	1.83%	707.00	7.85	1,015.90	9.27
Main Street Small Cap Fund
Class A	1,000	1.14%	710.10	4.90	1,019.40	5.79
Class L	1,000	0.89%	710.30	3.83	1,020.70	4.52
Class Y	1,000	0.79%	711.50	3.40	1,021.20	4.01
Class S	1,000	0.69%	711.60	2.97	1,021.70	3.51
Class N	1,000	1.48%	708.40	6.36	1,017.70	7.51
Small Company Opportunities Fund
Class A	1,000	1.14%	712.80	4.91	1,019.40	5.79
Class L	1,000	0.89%	713.30	3.83	1,020.70	4.52
Class Y	1,000	0.79%	714.00	3.40	1,021.20	4.01
Class S	1,000	0.69%	714.10	2.97	1,021.70	3.51
Class N	1,000	1.49%	712.00	6.41	1,017.60	7.56
Global Fund
Class A	1,000	1.43%	636.60	5.88	1,017.90	7.25
Class L	1,000	1.14%	637.10	4.69	1,019.40	5.79
Class Y	1,000	1.03%	637.90	4.24	1,020.00	5.23
Class S	1,000	0.89%	638.00	3.66	1,020.70	4.52
Class N	1,000	1.52%	635.90	6.25	1,017.50	7.71

Other Information (Unaudited) (Continued)

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*

International Equity Fund
Class A	$1,000	1.50%	$601.60	$6.04	$1,017.60	$7.61
Class L	1,000	1.25%	602.80	5.04	1,018.90	6.34
Class Y	1,000	1.10%	603.00	4.43	1,019.60	5.58
Class S	1,000	1.07%	603.10	4.31	1,019.80	5.43
Class N	1,000	1.81%	600.70	7.28	1,016.00	9.17
Focused International Fund
Class A	1,000	1.58%	572.10	6.24	1,017.20	8.01
Class L	1,000	1.33%	572.50	5.26	1,018.50	6.75
Class Y	1,000	1.18%	573.40	4.67	1,019.20	5.99
Class S	1,000	1.09%	573.60	4.31	1,019.70	5.53
Class N	1,000	1.88%	571.20	7.42	1,015.70	9.53

*

Expenses are calculated using the annualized expense ratio for the six months ended October 31, 2008, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year, unless stated otherwise.

Distributor:
MML Distributors, LLC 1295 State Street Springfield, MA 01111-0001

December 30, 2008

Massachusetts Mutual Life Insurance Company and affiliates, Springfield, MA 01111-0001

www.massmutual.com

Securities offered through registered representatives of MML Investors Services, Inc., member FINRA and SIPC (www.finra.org and www.sipc.org), 1295 State Street, Springfield, MA 01111.

© 2008 Massachusetts Mutual Life Insurance Company, Springfield, MA. All rights reserved. www.massmutual.com. MassMutual Financial Group is a marketing name for Massachusetts Mutual Life Insurance Company (MassMutual) [of which Retirement Services is a division] and its affiliated companies and sales representatives.

L4544 1208
C:05477-04

Item 2. Code of Ethics.

As of October 31, 2008, the Registrant adopted a Code of Ethics that applies to the Principal Executive Officer and Principal Financial Officer pursuant to the Sarbanes-Oxley Act of 2002. For the year ended October 31, 2008, there were no reportable amendments to a provision of the Code of Ethics. A copy of its Code of Ethics is filed with this Form N-CSR under Item 12(a)(1).

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that Nabil N. El-Hage, a member of the Audit Committee, is audit committee financial expert as defined by the Securities and Exchange Commission (the “SEC”). Mr. El-Hage is “independent” as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services.

(a)

AUDIT FEES: The aggregate fees billed to the Registrant for professional services rendered by its independent auditors, Deloitte & Touche LLP, for the audit of the Registrant’s annual financial statements for 2008 and 2007 were $699,086 and $604,450, respectively.

(b)	AUDIT RELATED FEES: No such fees were billed to the Registrant by Deloitte & Touche LLP for 2008 and 2007.
(c)

TAX FEES: The aggregate fees billed to the Registrant for professional services rendered by Deloitte & Touche LLP for the review of Form 1120-RIC, Form 8613, excise distribution projections, distribution calculation and reasonable out of pocket expenses for 2008 and 2007 were $55,200 and $240,841, respectively.

(d)	ALL OTHER FEES: No such fees were billed to the Registrant by Deloitte & Touche LLP for 2008 and 2007.
(e)

(1) AUDIT COMMITTEE PRE-APPOVAL POLICY: All services to be performed for the Registrant by Deloitte & Touche LLP must be pre-approved by the audit committee. All services performed during 2008 and 2007 were pre-approved by the committee.

(2) Not applicable.
(f)	Not applicable.
(g)

The aggregate non-audit fees billed by Deloitte & Touche LLP for services rendered to the Registrant, and the Registrant’s adviser, for the fiscal years 2008 and 2007 were $233,819 and $350,841, respectively.

(h)

The audit committee considers whether the provision of non-audit services to the Registrant’s adviser by Deloitte & Touche LLP that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining Deloitte & Touche LLP’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this filing.

Item 6. Investments.

Not applicable to this filing.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this filing.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this filing.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable to this filing.

Item 11. Controls and Procedures.

(a) The Registrant's Principal Executive Officer and Principal Financial Officer concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) were effective as of a date within 90 days prior to the filing date of this report (the "Evaluation Date"), based on their evaluation of the effectiveness of the Registrant's disclosure controls and procedures as of the Evaluation Date.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the Registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics (Item 2) is attached.

(a)(2) Certifications of Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) are attached hereto as Exhibit 99CERT.

(a)(3) Not applicable to this filing.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 as required by Rule 30a-2(b), under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)), Rule 15d-14(b) under the Securities Exchange Act of 1934 (17 CFR 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) are attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	MassMutual Premier Funds

By (Signature and Title)	/s/ Eric Wietsma
Eric Wietsma, President and Principal Executive Officer
Date	1/5/09

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Eric Wietsma
Eric Wietsma, President and Principal Executive Officer

Date	1/5/09

By (Signature and Title)	/s/ Nicholas H. Palmerino
Nicholas H. Palmerino, Treasurer and Principal Financial Officer

Date	1/5/09